UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-22321
MAINSTAY FUNDS TRUST
(Exact name of Registrant as specified in charter)
51 Madison Avenue, New York, NY 10010
(Address of principal executive offices) (Zip code)
J. Kevin Gao, Esq.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 624-6782
Date of fiscal year end: October 31
Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.

MainStay 130/30 Funds

Message from the President and Semiannual Report

Unaudited - April 30, 2011

MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

MainStay 130/30 Core Fund	5

MainStay 130/30 Growth Fund	30

MainStay 130/30 International Fund	47

Notes to Financial Statements	74

Board Consideration and Approval of Management Agreements and Subadvisory Agreements	85

Proxy Voting Policies and Procedures and Proxy Voting Record	89

Shareholder Reports and Quarterly Portfolio Disclosure	89

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay 130/30 Core Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		Six Months	One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	9.71%	10.47%	–5.62%	2.53%
		Excluding sales charges	16.10	16.90	–4.22	2.53

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9.75	10.65	–5.46	2.32
		Excluding sales charges	16.13	17.09	–4.05	2.32

Class C Shares	Maximum 1% CDSC	With sales charges	14.62	14.95	–4.94	3.26
	if Redeemed Within One Year of Purchase	Excluding sales charges	15.62	15.95	–4.94	3.26

Class I Shares	No Sales Charge		16.36	17.48	–3.83	2.04

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Since
Benchmark Performance	Months	Year	Inception

Russell 1000® Index[4]	17.12%	18.02%	0.13%

Average Lipper Extended U.S. Large-Cap Core Fund[5]	16.90	16.72	–3.26

4.	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000® Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an Index.
5.	The average Lipper extended U.S. large-cap core fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay 130/30 Core Fund

Cost in Dollars of a $1,000 Investment in MainStay 130/30 Core Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,161.00	$12.22	$1,013.50	$11.38

Class A Shares	$1,000.00	$1,161.30	$11.09	$1,014.50	$10.34

Class C Shares	$1,000.00	$1,156.20	$16.15	$1,009.80	$15.05

Class I Shares	$1,000.00	$1,163.60	$9.76	$1,015.80	$9.10

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.28% for Investor Class, 2.07% for Class A, 3.02% for Class C and 1.82% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of April 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	12.5%
Insurance	6.1
Semiconductors & Semiconductor Equipment	6.0
Computers & Peripherals	5.8
Specialty Retail	5.4
Media	5.3
Health Care Providers & Services	4.6
IT Services	4.5
Machinery	4.4
Diversified Financial Services	4.1
Energy Equipment & Services	4.1
Pharmaceuticals	4.0
Software	3.7
Communications Equipment	3.4
Capital Markets	3.2
Food & Staples Retailing	3.2
Commercial Banks	3.0
Chemicals	2.8
Diversified Telecommunication Services	2.8
Biotechnology	2.7
Wireless Telecommunication Services	2.6
Hotels, Restaurants & Leisure	2.1
Industrial Conglomerates	2.1
Auto Components	2.0
Food Products	2.0
Internet Software & Services	2.0
Metals & Mining	1.9
Diversified Consumer Services	1.7
Health Care Equipment & Supplies	1.6
Beverages	1.5
Electrical Equipment	1.5
Internet & Catalog Retail	1.5
Household Durables	1.4

Life Sciences Tools & Services	1.4
Road & Rail	1.4
Aerospace & Defense	1.3
Automobiles	1.3
Consumer Finance	1.2
Real Estate Investment Trusts	1.1
Real Estate Management & Development	1.0
Tobacco	1.0
Multiline Retail	0.9
Household Products	0.8
Electronic Equipment & Instruments	0.7
Exchange Traded Funds	0.7
Paper & Forest Products	0.7
Air Freight & Logistics	0.6
Construction & Engineering	0.6
Personal Products	0.6
Airlines	0.5
Multi-Utilities	0.5
Trading Companies & Distributors	0.5
Commercial Services & Supplies	0.4
Gas Utilities	0.4
Professional Services	0.4
Independent Power Producers & Energy Traders	0.3
Building Products	0.2
Electric Utilities	0.2
Containers & Packaging	0.1
Office Electronics	0.1
Textiles, Apparel & Luxury Goods	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	0.0	‡
Investments Sold Short	–34.5

	100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	ExxonMobil Corp.
2.	Apple, Inc.
3.	Chevron Corp.
4.	International Business Machines Corp.
5.	JPMorgan Chase & Co.

6.	Microsoft Corp.
7.	Wells Fargo & Co.
8.	Intel Corp.
9.	AT&T, Inc.
10.	ConocoPhillips

8    MainStay 130/30 Core Fund

Top Five Short Positions as of April 30, 2011

1.	Dendreon Corp.
2.	Vertex Pharmaceuticals, Inc.
3.	Royal Gold, Inc.
4.	Green Mountain Coffee Roasters, Inc.
5.	Human Genome Sciences, Inc.

mainstayinvestments.com    9

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Harvey J. Fram, CFA, and Mona Patni of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay 130/30 Core Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay 130/30 Core Fund returned 16.10% for Investor Class shares, 16.13% for Class A shares and 15.62% for Class C shares for the six months ended April 30, 2011. Over the same period, the Fund’s Class I shares returned 16.36%. All share classes underperformed the 16.90% return of the average Lipper1 extended U.S. large-cap core fund and the 17.12% return of the Russell 1000® Index2 for the six months ended April 30, 2011. The Russell 1000® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

While earnings-based factors in our model worked well, price-based momentum factors in our model suffered, especially during the second half of April 2011. Within the valuation factors of our model, operating cash flow-based multiples worked better than free cash flow multiples. Earnings quality and sales-to-enterprise factors showed positive returns.3

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

An underweight position in the financials sector made the strongest positive contribution to the Fund’s performance relative to the Russell 1000® Index. (Contributions take weightings and total returns into account.) The Fund had a benchmark-neutral allocation to industrials, but favorable stock selection in the sector made a positive contribution to the Fund’s relative performance. In utilities, the poorest-performing sector in the benchmark during the reporting period, an underweight position made a positive contribution to the Fund’s relative performance.

An overweight allocation to information technology detracted from the Fund’s performance relative to the Russell 1000® Index, as did stock selection in the health care sector. An underweight position in the materials sector also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Given the substantial increase in energy prices during the reporting period, it should not be surprising that the strongest contributors to the Fund’s absolute performance came from the energy sector. The strongest positive contributions to the Fund’s absolute performance came from long positions in integrated oil companies ExxonMobil, Chevron and ConocoPhillips.

The worst detractor from the Fund’s absolute performance was a short position in coffee company Green Mountain Coffee Roasters. Our model regarded the stock as expensive relative to the company’s cash flow and revenues, and it scored the stock poorly on earnings quality. Nevertheless, the stock rose more than 100% during the reporting period, surging more than 40% in a single day when the company agreed to distribute Starbucks’ coffee. A long position in networking and communications provider Cisco Systems and a short position in semiconductor equipment company Nvidia also detracted from the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

In November 2010, the Fund started buying Liberty Media Corp. Interactive, a catalog/retail company, based on valuation and sales multiples. In the same month, the Fund also started covering a short position in Dresser-Rand Group, an oilfield machinery equipment company, and steadily built an overweight position because of the stock’s short interest change, sales multiple, price momentum and positive management signal.

In February 2011, we sold the Fund’s entire long position in athletic products giant Nike, prior to the company’s earnings/revenue disappointment in March. Nike had scored poorly on earnings quality and industry momentum. In December 2010, we began to trim the Fund’s overweight position in discount broker Charles Schwab, initially based on poor momentum scores. In March 2011, we eliminated the Fund’s long position in Charles Schwab, as the stock’s valuation reading also started to deteriorate.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings relative to the Russell 1000® Index in financials and information technology. The shift in financials came primarily from covering on the short side. In information technology, we added long positions.

Over the same period, we decreased the Fund’s weightings in the materials sector by reducing long positions and increasing short positions. The Fund also reduced its overweight position in industrials, primarily by trimming long positions.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000® Index.
3. Operating cash flow measures revenues minus operating expenses, or the cash a company generates from running its business. Free cash flow measures operating cash flow minus operating expenses. A company with high expenditures may appear cheaper (or have a lower multiple) on an operating cash flow basis than on a free cash flow basis. Each measure helps select different types of stocks, and the Fund’s model uses both measures for diversification purposes. Sales-to-enterprise value is the ratio of a company’s sales to a broad measure of market value (essentially, market value of equity plus debt on the balance sheet). The Fund considers sales-to-enterprise value on an industry-relative basis to avoid mistaken comparisons (such as high-margin Intel against low-margin Wal-Mart Stores).

10    MainStay 130/30 Core Fund

How was the Fund positioned at the end of April 2011?

As of April 30, 2011, the Fund was overweight relative to the Russell 1000® Index in the consumer discretionary and information technology sectors. On the same date, the Fund held underweight positions relative to the Russell 1000® Index in utilities, materials and financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    11

Portfolio of Investments††† April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 133.7%†

Aerospace & Defense 1.3%
Honeywell International, Inc. (a)	37,119	$2,272,797
Huntington Ingalls Industries, Inc. (b)	8,255	330,200
ITT Corp.	628	36,292
L-3 Communications Holdings, Inc.	267	21,411
Textron, Inc. (a)	24,481	638,954
United Technologies Corp. (a)	2,316	207,467

		3,507,121

Air Freight & Logistics 0.6%
FedEx Corp. (a)	17,725	1,695,751

Airlines 0.5%
Southwest Airlines Co. (a)	79,908	938,919
United Continental Holdings, Inc. (a)(b)	18,422	420,390

		1,359,309

Auto Components 2.0%
Autoliv, Inc. (a)	13,507	1,082,316
Federal-Mogul Corp. (a)(b)	22,711	601,841
Goodyear Tire & Rubber Co. (The) (a)(b)	53,858	977,523
Lear Corp. (a)	26,618	1,361,244
TRW Automotive Holdings Corp. (a)(b)	24,793	1,414,689

		5,437,613

Automobiles 1.3%
Ford Motor Co. (a)(b)	155,153	2,400,217
Harley-Davidson, Inc. (a)	30,496	1,136,281

		3,536,498

Beverages 1.5%
Coca-Cola Co. (The) (a)	20,133	1,358,172
Constellation Brands, Inc. Class A (b)	20,544	459,980
Dr. Pepper Snapple Group, Inc. (a)	39,732	1,557,495
PepsiCo., Inc. (a)	10,807	744,494

		4,120,141

Biotechnology 2.7%
Amgen, Inc. (a)(b)	35,651	2,026,759
Biogen Idec, Inc. (a)(b)	6,087	592,569
Cephalon, Inc. (a)(b)	21,982	1,688,218
Gilead Sciences, Inc. (a)(b)	29,763	1,155,995
Myriad Genetics, Inc. (a)(b)	51,620	1,106,733
Talecris Biotherapeutics Holdings Corp. (b)	12,616	352,239
United Therapeutics Corp. (b)	6,140	411,134

		7,333,647

Building Products 0.2%
Armstrong World Industries, Inc.	9,604	429,779

Capital Markets 3.2%
Ameriprise Financial, Inc. (a)	8,435	523,476
Bank of New York Mellon Corp. (The) (a)	67,324	1,949,703
Goldman Sachs Group, Inc. (The) (a)	17,579	2,654,605
Morgan Stanley	5,021	131,299
Northern Trust Corp. (a)	30,520	1,525,695
Raymond James Financial, Inc.	5,803	217,612
State Street Corp. (a)	38,247	1,780,398

		8,782,788

Chemicals 2.8%
Ashland, Inc. (a)	17,553	1,089,690
Cabot Corp.	1,605	71,984
CF Industries Holdings, Inc. (a)	10,784	1,526,475
Dow Chemical Co. (The) (a)	8,595	352,309
E.I. du Pont de Nemours & Co. (a)	7,297	414,397
Ecolab, Inc.	26,785	1,413,177
Lubrizol Corp. (The) (a)	1,334	179,450
Monsanto Co. (a)	24,007	1,633,436
Nalco Holding Co. (a)	5,240	153,060
PPG Industries, Inc. (a)	1,274	120,610
Scotts Miracle-Gro Co. (The) Class A (a)	6,972	393,709
Sherwin-Williams Co. (The)	2,433	200,211

		7,548,508

Commercial Banks 3.0%
BOK Financial Corp. (a)	918	49,370
CIT Group, Inc. (b)	10,544	447,698
East West Bancorp, Inc. (a)	20,172	426,234
First Citizens BancShares, Inc. Class A (a)	2,430	486,024
Huntington Bancshares, Inc.	873	5,928
KeyCorp (a)	90,581	785,337
PNC Financial Services Group, Inc. (a)	30,223	1,884,102
Popular, Inc. (b)	54,177	170,658
X Wells Fargo & Co. (a)	135,159	3,934,479

		8,189,830

Commercial Services & Supplies 0.4%
Avery Dennison Corp.	2,347	97,964
Covanta Holding Corp.	18,035	309,661
Iron Mountain, Inc.	1,143	36,404
KAR Auction Services, Inc. (b)	3,829	74,665
R.R. Donnelley & Sons Co. (a)	24,760	466,974

		985,668

Communications Equipment 3.4%
Brocade Communications Systems, Inc. (a)(b)	7,446	46,537
Cisco Systems, Inc. (a)	179,514	3,152,266
EchoStar Corp. Class A (a)(b)	27,320	1,013,026
Harris Corp. (a)	27,719	1,472,710
Motorola Mobility Holdings, Inc. (a)(b)	37,745	983,635

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

12 MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Communications Equipment (continued)

Motorola Solutions, Inc. (a)(b)	26,678	$1,223,987
QUALCOMM, Inc. (a)	7,847	446,023
Tellabs, Inc. (a)	205,279	1,009,973

		9,348,157

Computers & Peripherals 5.8%
X Apple, Inc. (a)(b)	19,269	6,710,044
Dell, Inc. (a)(b)	121,828	1,889,552
EMC Corp. (a)(b)	8,960	253,926
Hewlett-Packard Co. (a)	54,919	2,217,080
Lexmark International, Inc. Class A (a)(b)	12,271	395,740
SanDisk Corp. (a)(b)	31,292	1,537,689
Seagate Technology PLC (a)	90,970	1,602,891
Western Digital Corp. (a)(b)	27,432	1,091,794

		15,698,716

Construction & Engineering 0.6%
Chicago Bridge & Iron Co. N.V. (a)	5,623	227,956
KBR, Inc. (a)	39,739	1,524,786

		1,752,742

Consumer Finance 1.2%
American Express Co. (a)	48,676	2,389,018
Capital One Financial Corp.	5,385	294,721
Discover Financial Services (a)	20,475	508,599

		3,192,338

Containers & Packaging 0.1%
Crown Holdings, Inc. (b)	9,293	347,558

Diversified Consumer Services 1.7%
Apollo Group, Inc. Class A (a)(b)	34,101	1,365,063
Career Education Corp. (a)(b)	42,002	916,064
DeVry, Inc.	5,929	313,644
H&R Block, Inc. (a)	55,056	951,918
ITT Educational Services, Inc. (a)(b)	15,708	1,126,735

		4,673,424

Diversified Financial Services 4.1%
Bank of America Corp. (a)	287,770	3,533,816
Citigroup, Inc. (a)(b)	120,520	553,187
Interactive Brokers Group, Inc. (a)	65,163	1,142,959
X JPMorgan Chase & Co. (a)	105,110	4,796,169
Leucadia National Corp.	26,388	1,020,160
NASDAQ OMX Group, Inc. (The) (b)	5,103	138,291

		11,184,582

Diversified Telecommunication Services 2.8%
X AT&T, Inc. (a)	118,296	3,681,372
CenturyLink, Inc.	12,318	502,328
Verizon Communications, Inc. (a)	89,681	3,388,148

		7,571,848

Electric Utilities 0.2%
Edison International (a)	10,227	401,615
N.V. Energy, Inc.	1,938	29,438

		431,053

Electrical Equipment 1.5%
AMETEK, Inc.	8,605	396,174
Emerson Electric Co. (a)	36,486	2,216,889
Hubbel, Inc. Class B (a)	4,747	332,243
Thomas & Betts Corp. (a)(b)	18,278	1,059,576

		4,004,882

Electronic Equipment & Instruments 0.7%
Jabil Circuit, Inc.	22,678	449,932
Vishay Intertechnology, Inc. (a)(b)	66,781	1,274,181
Vishay Precision Group, Inc. (a)(b)	14,577	240,520

		1,964,633

Energy Equipment & Services 4.1%
Diamond Offshore Drilling, Inc. (a)	18,779	1,424,763
Dresser-Rand Group, Inc. (a)(b)	27,704	1,455,568
Exterran Holdings, Inc. (a)(b)	45,889	996,250
Helmerich & Payne, Inc.	2,253	149,464
Oceaneering International, Inc. (a)(b)	16,869	1,474,688
Patterson-UTI Energy, Inc. (a)	49,670	1,545,234
Schlumberger, Ltd.	11,423	1,025,214
SEACOR Holdings, Inc. (a)	11,069	1,093,949
Superior Energy Services, Inc. (a)(b)	33,669	1,293,563
Unit Corp. (a)(b)	10,156	640,031

		11,098,724

Food & Staples Retailing 3.2%
Costco Wholesale Corp. (a)	25,943	2,099,307
Kroger Co. (The) (a)	44,515	1,082,160
Safeway, Inc. (a)	48,302	1,174,222
SUPERVALU, Inc.	10,729	120,808
Wal-Mart Stores, Inc. (a)	49,342	2,712,823
Walgreen Co. (a)	35,361	1,510,622

		8,699,942

Food Products 2.0%
Corn Products International, Inc. (a)	9,548	526,095
Flowers Foods, Inc. (a)	33,847	1,034,364
Sara Lee Corp. (a)	85,280	1,637,376
Smithfield Foods, Inc. (a)(b)	38,096	897,542
Tyson Foods, Inc. Class A (a)	74,611	1,484,759

		5,580,136

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Gas Utilities 0.4%
Questar Corp.	49,527	$870,189
UGI Corp.	4,698	156,444

		1,026,633

Health Care Equipment & Supplies 1.6%
Baxter International, Inc. (a)	22,623	1,287,249
Beckman Coulter, Inc.	468	38,774
Becton, Dickinson & Co. (a)	14,425	1,239,684
Cooper Cos., Inc. (The) (a)	19,188	1,437,181
Zimmer Holdings, Inc. (b)	6,664	434,826

		4,437,714

Health Care Providers & Services 4.6%
Aetna, Inc. (a)	1,316	54,456
AmerisourceBergen Corp. (a)	39,437	1,602,720
CIGNA Corp.	11,599	543,181
Community Health Systems, Inc. (b)	10,406	319,777
Emergency Medical Services Class A (b)	392	25,010
Express Scripts, Inc. (a)(b)	20,283	1,150,858
Health Management Associates, Inc. Class A (b)	83,911	946,516
Health Net, Inc. (a)(b)	43,954	1,463,668
Humana, Inc. (a)(b)	23,375	1,779,305
Lincare Holdings, Inc. (a)	31,593	992,652
McKesson Corp. (a)	1,812	150,414
Medco Health Solutions, Inc. (a)(b)	16,304	967,316
UnitedHealth Group, Inc. (a)	51,323	2,526,631
Universal Health Services, Inc. Class B (a)	171	9,367

		12,531,871

Hotels, Restaurants & Leisure 2.1%
Brinker International, Inc. (a)	44,331	1,067,934
Darden Restaurants, Inc.	11,902	559,037
Marriott International, Inc. Class A (a)	15,216	537,125
McDonald’s Corp.	3,304	258,736
Panera Bread Co. Class A (a)(b)	5,592	677,247
Penn National Gaming, Inc. (b)	7,136	285,511
Royal Caribbean Cruises, Ltd. (a)(b)	4,356	173,456
Starbucks Corp. (a)	3,967	143,566
Wendy’s/Arby’s Group, Inc. Class A (a)	219,475	1,057,870
Wynn Resorts, Ltd. (a)	7,489	1,102,006

		5,862,488

Household Durables 1.4%
D.R. Horton, Inc.	72,489	901,763
Garmin, Ltd. (a)(b)	10,143	347,195
Leggett & Platt, Inc.	1,937	50,924
Pulte Group, Inc. (b)	144,064	1,171,240
Whirlpool Corp. (a)	14,700	1,266,846

		3,737,968

Household Products 0.8%
Procter & Gamble Co. (The) (a)	34,376	2,231,002

Independent Power Producers & Energy Traders 0.3%
AES Corp. (The) (b)	29,086	385,099
NRG Energy, Inc. (a)(b)	19,713	477,054

		862,153

Industrial Conglomerates 2.1%
3M Co. (a)	12,196	1,185,573
General Electric Co. (a)	139,933	2,861,630
Tyco International, Ltd. (a)	37,161	1,811,227

		5,858,430

Insurance 6.1%
ACE, Ltd. (a)	22,179	1,491,538
Aflac, Inc. (a)	7,250	407,378
Allied World Assurance Co. Holdings, Ltd.	12,365	803,354
American Financial Group, Inc.	19,527	698,481
American International Group, Inc. (b)	4,366	136,001
Arch Capital Group, Ltd. (a)(b)	284	29,536
Aspen Insurance Holdings, Ltd. (a)	17,653	504,346
Assurant, Inc.	11,646	462,346
Assured Guaranty, Ltd.	17,073	290,241
Axis Capital Holdings, Ltd. (a)	33,760	1,193,754
Berkshire Hathaway, Inc. Class B (a)(b)	17,507	1,458,333
Chubb Corp. (The) (a)	17,123	1,116,248
Endurance Specialty Holdings, Ltd. (a)	17,862	792,001
Hartford Financial Services Group, Inc. (The) (a)	55,733	1,614,585
PartnerRe, Ltd. (a)	4,442	356,959
Principal Financial Group, Inc. (a)	29,947	1,010,711
Protective Life Corp.	3,517	94,642
Prudential Financial, Inc. (a)	9,887	627,034
RenaissanceRe Holdings, Ltd. (a)	9,566	672,298
StanCorp Financial Group, Inc.	32	1,379
Symetra Financial Corp.	31,669	439,566
Travelers Cos., Inc. (The) (a)	29,325	1,855,686
Validus Holdings, Ltd.	19,370	630,300

		16,686,717

Internet & Catalog Retail 1.5%
Amazon.com, Inc. (b)	7,133	1,401,634
Expedia, Inc. (a)	40,161	1,005,230
Liberty Media Corp. Interactive Class A (a)(b)	88,937	1,554,619

		3,961,483

Internet Software & Services 2.0%
AOL, Inc. (a)(b)	55,043	1,121,776
Google, Inc. Class A (a)(b)	4,632	2,520,271
IAC/InterActiveCorp (a)(b)	35,292	1,274,394
VeriSign, Inc. (a)	13,211	488,279

		5,404,720

14 MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

IT Services 4.5%
Accenture PLC Class A (a)	36,325	$2,075,247
Alliance Data Systems Corp. (b)	5,090	483,550
Amdocs, Ltd. (a)(b)	47,797	1,469,758
Booz Allen Hamilton Holding Corp. (b)	2,350	45,449
Broadridge Financial Solutions, Inc. (a)	1,352	31,420
Computer Sciences Corp.	19,719	1,005,275
Convergys Corp. (a)(b)	46,655	676,497
DST Systems, Inc.	7,175	353,799
X International Business Machines Corp. (a)	32,548	5,552,038
Lender Processing Services, Inc.	6,081	178,964
Total System Services, Inc. (a)	20,541	387,198

		12,259,195

Life Sciences Tools & Services 1.4%
Bio-Rad Laboratories, Inc. Class A (a)(b)	5,981	748,342
Covance, Inc. (b)	24,140	1,511,164
Pharmaceutical Product Development, Inc. (a)	46,775	1,443,009

		3,702,515

Machinery 4.4%
AGCO Corp. (a)(b)	26,413	1,520,861
Bucyrus International, Inc. Class A	1,634	149,429
Caterpillar, Inc. (a)	12,552	1,448,626
CNH Global N.V. (a)(b)	22,537	1,088,537
Dover Corp.	312	21,229
Harsco Corp.	877	31,221
Joy Global, Inc.	392	39,572
Manitowoc Co., Inc. (The) (a)	60,916	1,351,726
Navistar International Corp. (a)(b)	21,009	1,460,546
Oshkosh Corp. (a)(b)	38,127	1,207,101
PACCAR, Inc. (a)	32,466	1,724,269
Timken Co. (The) (a)	13,274	748,521
Toro Co. (The) (a)	17,161	1,165,404

		11,957,042

Media 5.3%
CBS Corp. Class B (a)	24,634	621,270
Comcast Corp. Class A (a)	37,817	992,318
DIRECTV Class A (b)	44,325	2,153,752
DISH Network Corp. Class A (a)(b)	44,004	1,101,860
Gannett Co., Inc. (a)	77,145	1,161,804
Interpublic Group of Cos., Inc. (The) (a)	117,739	1,383,433
John Wiley & Sons, Inc. Class A	679	34,581
Liberty Global, Inc. Class A (b)	15,033	699,035
McGraw-Hill Cos., Inc. (The) (a)	33,118	1,340,285
Time Warner Cable, Inc. (a)	24,602	1,922,154
Virgin Media, Inc. (a)	54,036	1,635,129
Walt Disney Co. (The) (a)	6,638	286,098
Washington Post Co. Class B (a)	2,541	1,107,622

		14,439,341

Metals & Mining 1.9%
Alcoa, Inc.	76,056	1,292,952
Cliffs Natural Resources, Inc.	9,559	895,869
Freeport-McMoRan Copper & Gold, Inc. (a)	42,320	2,328,870
Newmont Mining Corp. (a)	12,278	719,614

		5,237,305

Multi-Utilities 0.5%
Alliant Energy Corp. (a)	6,365	251,672
CMS Energy Corp.	346	6,851
Integrys Energy Group, Inc. (a)	21,845	1,143,804
TECO Energy, Inc.	3,737	72,012

		1,474,339

Multiline Retail 0.9%
Big Lots, Inc. (a)(b)	18,814	773,444
Nordstrom, Inc.	5,986	284,634
Target Corp. (a)	30,941	1,519,203

		2,577,281

Office Electronics 0.1%
Xerox Corp.	21,899	220,961

Oil, Gas & Consumable Fuels 12.5%
Alpha Natural Resources, Inc. (a)(b)	26,080	1,517,074
Anadarko Petroleum Corp. (a)	18,301	1,444,681
Arch Coal, Inc. (a)	42,146	1,445,608
Chesapeake Energy Corp. (a)	42,226	1,421,749
X Chevron Corp. (a)	51,157	5,598,622
Cimarex Energy Co. (a)	2,454	271,388
X ConocoPhillips (a)	45,676	3,605,207
X ExxonMobil Corp. (a)	94,090	8,279,920
Frontier Oil Corp.	3,920	109,525
Hess Corp. (a)	16,778	1,442,237
Holly Corp. (a)	20,144	1,166,338
Marathon Oil Corp. (a)	39,659	2,143,172
Murphy Oil Corp. (a)	21,988	1,703,630
Occidental Petroleum Corp.	2,420	276,582
Sunoco, Inc. (a)	32,693	1,394,683
Tesoro Corp. (b)	17,270	468,362
Valero Energy Corp. (a)	57,107	1,616,128
Whiting Petroleum Corp. (b)	2,709	188,275

		34,093,181

Paper & Forest Products 0.7%
Domtar Corp. (a)	15,454	1,437,531
MeadWestvaco Corp. (a)	12,311	414,758

		1,852,289

Personal Products 0.6%
Herbalife, Ltd. (a)	17,928	1,609,576

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Pharmaceuticals 4.0%
Abbott Laboratories (a)	21,427	$1,115,061
Eli Lilly & Co. (a)	55,177	2,042,101
Endo Pharmaceuticals Holdings, Inc. (a)(b)	13,324	521,768
Forest Laboratories, Inc. (a)(b)	25,546	847,105
Johnson & Johnson (a)	35,115	2,307,758
Merck & Co., Inc. (a)	20,966	753,728
Novartis A.G., ADR (c)	5,863	346,914
Pfizer, Inc. (a)	88,072	1,845,989
Warner Chilcott PLC Class A (a)	46,865	1,080,238

		10,860,662

Professional Services 0.4%
FTI Consulting, Inc. (a)(b)	27,670	1,104,033

Real Estate Investment Trusts 1.1%
Annaly Capital Management, Inc. (a)	87,111	1,554,060
Rayonier, Inc. (a)	22,875	1,517,985

		3,072,045

Real Estate Management & Development 1.0%
CB Richard Ellis Group, Inc. Class A (a)(b)	54,880	1,465,845
Jones Lang LaSalle, Inc. (a)	13,632	1,395,644

		2,861,489

Road & Rail 1.4%
CSX Corp.	15,750	1,239,367
Hertz Global Holdings, Inc. (a)(b)	73,912	1,272,026
J.B. Hunt Transport Services, Inc.	760	36,237
Ryder System, Inc. (a)	22,021	1,178,124
Union Pacific Corp.	801	82,879

		3,808,633

Semiconductors & Semiconductor Equipment 6.0%
Applied Materials, Inc. (a)	99,448	1,560,339
Atheros Communications, Inc. (a)(b)	1,346	60,382
Cypress Semiconductor Corp. (a)(b)	19,234	418,532
Fairchild Semiconductor International, Inc. (a)(b)	57,921	1,214,603
X Intel Corp. (a)	168,204	3,900,651
Lam Research Corp. (a)(b)	27,666	1,336,544
LSI Corp. (b)	142,107	1,041,644
Marvell Technology Group, Ltd. (a)(b)	87,855	1,355,603
Maxim Integrated Products, Inc. (a)	54,884	1,500,529
MEMC Electronic Materials, Inc. (b)	1,114	13,179
Micron Technology, Inc. (a)(b)	135,539	1,530,235
National Semiconductor Corp.	1,497	36,108
Novellus Systems, Inc. (b)	12,464	400,094
ON Semiconductor Corp. (b)	35,073	368,617
Rambus, Inc. (b)	18,851	375,135
Teradyne, Inc. (a)(b)	77,030	1,240,183

		16,352,378

Software 3.7%
Activision Blizzard, Inc. (a)	103,794	1,182,214
Autodesk, Inc. (a)(b)	4,439	199,666
BMC Software, Inc. (a)(b)	13,414	673,785
CA, Inc.	1,258	30,934
Cadence Design Systems, Inc. (b)	717	7,443
Intuit, Inc. (a)(b)	2,564	142,456
X Microsoft Corp. (a)	177,509	4,618,784
Oracle Corp. (a)	33,282	1,199,816
Symantec Corp. (a)(b)	86,356	1,696,895
Synopsys, Inc. (a)(b)	8,768	240,156

		9,992,149

Specialty Retail 5.4%
Advance Auto Parts, Inc. (a)	16,606	1,087,029
Aeropostale, Inc. (a)(b)	32,039	817,956
American Eagle Outfitters, Inc. (a)	89,525	1,393,009
AutoZone, Inc. (a)(b)	2,562	723,458
Best Buy Co., Inc.	17,788	555,341
Chico’s FAS, Inc. (a)	67,897	993,333
Dick’s Sporting Goods, Inc. (b)	4,565	186,845
Foot Locker, Inc. (a)	36,664	789,009
GameStop Corp. Class A (a)(b)	31,835	817,523
Gap, Inc. (The) (a)	64,983	1,510,205
Limited Brands, Inc. (a)	29,174	1,200,802
Lowe’s Cos., Inc.	8,806	231,157
PetSmart, Inc. (a)	33,170	1,398,779
Ross Stores, Inc. (a)	3,964	292,107
TJX Cos., Inc. (a)	22,043	1,181,946
Williams-Sonoma, Inc. (a)	35,248	1,530,116

		14,708,615

Textiles, Apparel & Luxury Goods 0.0%‡
VF Corp. (a)	559	56,213

Tobacco 1.0%
Philip Morris International, Inc. (a)	38,922	2,702,743

Trading Companies & Distributors 0.5%
W.W. Grainger, Inc. (a)	9,386	1,422,918

Wireless Telecommunication Services 2.6%
Leap Wireless International, Inc. (b)	44,644	662,517
MetroPCS Communications, Inc. (a)(b)	92,228	1,552,197
NII Holdings, Inc. (a)(b)	35,712	1,484,905
Sprint Nextel Corp. (a)(b)	347,104	1,797,999
Telephone and Data Systems, Inc. (a)	30,483	1,023,010

16 MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Wireless Telecommunication Services (continued)

United States Cellular Corp. (a)(b)	13,759	$677,493

		7,198,121

Total Common Stocks (Cost $312,799,616)		364,639,591

Exchange Traded Fund 0.7% (d)

S&P 500 Index-SPDR Trust Series 1	14,512	1,981,468

Total Exchange Traded Fund (Cost $1,910,596)		1,981,468

	Principal
	Amount
Short-Term Investment 0.1%

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $124,361 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $130,000 and a Market Value of $129,999)	$124,361	124,361

Total Short-Term Investment (Cost $124,361)		124,361

Total Investments, Before Investments Sold Short (Cost $314,834,573) (e)	134.5%	366,745,420

	Shares
Investments Sold Short (34.5%) Common Stocks Sold Short (34.5%)

Aerospace & Defense (0.4%)
Spirit Aerosystems Holdings, Inc. Class A (b)	(43,653)	(1,073,864)

Airlines (0.0%)‡
AMR Corp. (b)	(9,056)	(53,159)

Auto Components (0.5%)
Gentex Corp.	(41,337)	(1,295,915)

Automobiles (0.6%)
Tesla Motors, Inc. (b)	(27,905)	(770,178)
Thor Industries, Inc.	(27,847)	(863,535)

		(1,633,713)

Beverages (0.3%)
Central European Distribution Corp. (b)	(70,661)	(835,213)
Hansen Natural Corp. (b)	(251)	(16,604)

		(851,817)

Biotechnology (2.7%)
Alexion Pharmaceuticals, Inc. (b)	(12)	(1,163)
Amylin Pharmaceuticals, Inc. (b)	(64,390)	(856,387)
BioMarin Pharmaceuticals, Inc. (b)	(39,424)	(1,060,111)
Dendreon Corp. (b)	(33,532)	(1,456,295)
Human Genome Sciences, Inc. (b)	(44,979)	(1,325,531)
Regeneron Pharmaceuticals, Inc. (b)	(23,422)	(1,197,099)
Vertex Pharmaceuticals, Inc. (b)	(26,267)	(1,445,210)

		(7,341,796)

Building Products (0.4%)
USG Corp. (b)	(61,545)	(949,024)

Capital Markets (1.1%)
E*TRADE Financial Corp. (b)	(60,368)	(980,376)
Greenhill & Co., Inc.	(15,244)	(899,396)
Jefferies Group, Inc.	(26,221)	(633,762)
Lazard, Ltd. Class A	(973)	(39,893)
LPL Investment Holdings, Inc. (b)	(11,178)	(410,009)

		(2,963,436)

Chemicals (0.3%)
Intrepid Potash, Inc. (b)	(22,959)	(786,575)

Commercial Banks (2.3%)
Associated Banc-Corp.	(46,422)	(677,761)
BancorpSouth, Inc.	(65,752)	(890,940)
CapitalSource, Inc.	(110,410)	(737,539)
Comerica, Inc.	(9,925)	(376,455)
First Horizon National Corp.	(45,128)	(494,151)
Marshall & Ilsley Corp.	(129,357)	(1,056,847)
Regions Financial Corp.	(154,098)	(1,131,079)
Synovus Financial Corp.	(383,818)	(959,545)
Wilmington Trust Corp.	(5,672)	(25,581)

		(6,349,898)

Communications Equipment (1.0%)
Ciena Corp. (b)	(38,513)	(1,087,607)
F5 Networks, Inc. (b)	(245)	(24,833)
JDS Uniphase Corp. (b)	(32,986)	(687,428)
Polycom, Inc. (b)	(17,538)	(1,049,299)

		(2,849,167)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)

Construction & Engineering (1.0%)
Aecom Technology Corp. (b)	(39,314)	$(1,071,700)
Jacobs Engineering Group, Inc. (b)	(16,757)	(831,315)
Quanta Services, Inc. (b)	(23,273)	(504,559)
Shaw Group, Inc. (The) (b)	(10,814)	(420,664)

		(2,828,238)

Construction Materials (0.8%)
Eagle Materials, Inc.	(33,774)	(982,486)
Vulcan Materials Co.	(26,768)	(1,209,913)

		(2,192,399)

Consumer Finance (0.1%)
Green Dot Corp. (b)	(6,974)	(300,998)
SLM Corp. (b)	(1,605)	(26,627)

		(327,625)

Containers & Packaging (0.1%)
Temple-Inland, Inc.	(13,819)	(325,161)

Distributors (0.2%)
LKQ Corp. (b)	(16,537)	(417,063)

Diversified Financial Services (0.5%)
CBOE Holdings, Inc.	(8,954)	(240,146)
MSCI, Inc. Class A (b)	(34,908)	(1,238,187)

		(1,478,333)

Diversified Telecommunication Services (0.1%)
Level 3 Communications, Inc. (b)	(134,492)	(209,807)

Electrical Equipment (0.2%)
Babcock & Wilcox Co. (b)	(13,585)	(426,705)

Electronic Equipment & Instruments (1.2%)
Arrow Electronics, Inc. (b)	(810)	(36,928)
Avnet, Inc. (b)	(32,842)	(1,192,822)
Dolby Laboratories, Inc. Class A (b)	(5,039)	(252,252)
FLIR Systems, Inc.	(25,049)	(882,226)
Ingram Micro, Inc. Class A (b)	(20,044)	(375,424)
National Instruments Corp.	(9,324)	(282,890)
Tech Data Corp. (b)	(2,938)	(156,096)
Trimble Navigation, Ltd. (b)	(285)	(13,349)

		(3,191,987)

Food Products (0.8%)
Archer-Daniels-Midland Co.	(8,363)	(309,598)
Bunge, Ltd.	(5,350)	(403,604)
Green Mountain Coffee Roasters, Inc. (b)	(20,016)	(1,340,272)

		(2,053,474)

Health Care Equipment & Supplies (0.8%)
Boston Scientific Corp. (b)	(119,156)	(892,478)
Edwards Lifesciences Corp. (b)	(7,453)	(643,567)
Intuitive Surgical, Inc. (b)	(1,953)	(682,964)

		(2,219,009)

Health Care Providers & Services (0.5%)
Brookdale Senior Living, Inc. (b)	(37,744)	(1,028,147)
VCA Antech, Inc. (b)	(8,599)	(211,535)

		(1,239,682)

Health Care Technology (0.1%)
Emdeon, Inc. Class A (b)	(13,146)	(205,866)

Hotels, Restaurants & Leisure (0.1%)
Choice Hotels International, Inc.	(8,390)	(313,618)
Las Vegas Sands Corp. (b)	(335)	(15,748)
WMS Industries, Inc. (b)	(1,182)	(38,770)

		(368,136)

Household Durables (2.3%)
KB Home	(77,842)	(919,314)
Lennar Corp. Class A	(62,592)	(1,188,622)
M.D.C. Holdings, Inc.	(35,793)	(1,044,798)
NVR, Inc. (b)	(1,560)	(1,153,355)
Stanley Black & Decker, Inc.	(731)	(53,107)
Tempur-Pedic International, Inc. (b)	(12,512)	(785,503)
Toll Brothers, Inc. (b)	(59,632)	(1,252,868)

		(6,397,567)

Independent Power Producers & Energy Traders (0.5%)
GenOn Energy, Inc. (b)	(201,052)	(790,134)
Ormat Technologies, Inc.	(26,136)	(650,787)

		(1,440,921)

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.	(13,241)	(655,959)

Insurance (1.4%)
American National Insurance Co.	(743)	(58,771)
Genworth Financial, Inc. Class A (b)	(94,684)	(1,154,198)
MBIA, Inc. (b)	(93,642)	(966,386)
Old Republic International Corp.	(91,031)	(1,153,363)
OneBeacon Insurance Group, Ltd. Class A	(7,923)	(111,318)
Wesco Financial Corp.	(919)	(360,248)

		(3,804,284)

Internet Software & Services (0.5%)
Akamai Technologies, Inc. (b)	(2,092)	(72,049)
Monster Worldwide, Inc. (b)	(55,863)	(916,712)
WebMD Health Corp. (b)	(2,437)	(141,029)
Yahoo!, Inc. (b)	(18,435)	(327,221)

		(1,457,011)

18 MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)

IT Services (0.6%)
FleetCor Technologies, Inc. (b)	(1,807)	$(67,781)
Genpact, Ltd. (b)	(71,606)	(1,152,140)
Global Payments, Inc.	(8,986)	(478,415)

		(1,698,336)

Life Sciences Tools & Services (0.0%)‡
Techne Corp.	(916)	(71,182)

Machinery (0.3%)
Terex Corp. (b)	(25,486)	(886,403)

Media (2.1%)
Central European Media Enterprises, Ltd. Class A (b)	(46,737)	(1,070,745)
Discovery Communications, Inc. Class A (b)	(25,148)	(1,113,050)
DreamWorks Animation SKG, Inc. Class A (b)	(36,414)	(964,607)
Liberty Media Corp.—Starz Series A (b)	(10,623)	(816,377)
Liberty Media Corp. Capital Series A (b)	(9,180)	(755,239)
Morningstar, Inc.	(15,532)	(894,643)
New York Times Co. (The) Class A (b)	(2,560)	(20,813)

		(5,635,474)

Metals & Mining (2.5%)
AK Steel Holding Corp.	(64,881)	(1,054,316)
Allegheny Technologies, Inc.	(17,798)	(1,281,456)
Carpenter Technology Corp.	(23,666)	(1,213,119)
Commercial Metals Co.	(4,989)	(83,615)
Royal Gold, Inc.	(22,216)	(1,354,732)
Titanium Metals Corp. (b)	(38,799)	(777,144)
United States Steel Corp.	(21,132)	(1,008,208)

		(6,772,590)

Multiline Retail (0.2%)
Dollar General Corp. (b)	(17,718)	(577,430)

Oil, Gas & Consumable Fuels (1.8%)
Cobalt International Energy, Inc. (b)	(72,730)	(1,018,220)
EXCO Resources, Inc.	(10,748)	(225,170)
Frontline, Ltd.	(4,864)	(107,543)
PetroHawk Energy Corp. (b)	(46,595)	(1,258,531)
Range Resources Corp.	(22,500)	(1,270,125)
SandRidge Energy, Inc. (b)	(41,313)	(510,629)
Teekay Corp.	(15,083)	(512,671)

		(4,902,889)

Pharmaceuticals (0.4%)
Hospira, Inc. (b)	(7,074)	(401,308)
Perrigo Co.	(7,307)	(660,260)

		(1,061,568)

Professional Services (0.1%)
Nielsen Holdings N.V. (b)	(4,261)	(127,362)
Towers Watson & Co. Class A	(773)	(44,339)

		(171,701)

Real Estate Management & Development (0.0%)‡
Howard Hughes Corp. (The) (b)	(554)	(35,883)

Semiconductors & Semiconductor Equipment (2.0%)
Advanced Micro Devices, Inc. (b)	(142,396)	(1,295,804)
Atmel Corp. (b)	(20,825)	(318,622)
Cree, Inc. (b)	(25,943)	(1,056,918)
NVIDIA Corp. (b)	(15,126)	(302,520)
Skyworks Solutions, Inc. (b)	(27,291)	(858,575)
SunPower Corp. Class A (b)	(22,009)	(479,136)
Varian Semiconductor Equipment Associates, Inc. (b)	(27,381)	(1,148,085)

		(5,459,660)

Software (0.6%)
Citrix Systems, Inc. (b)	(2,689)	(226,790)
Informatica Corp. (b)	(2,136)	(119,637)
Red Hat, Inc. (b)	(7,950)	(377,387)
Salesforce.com, Inc. (b)	(6,541)	(906,583)

		(1,630,397)

Specialty Retail (1.4%)
Aaron’s, Inc.	(43,696)	(1,258,008)
AutoNation, Inc. (b)	(5,219)	(176,976)
CarMax, Inc. (b)	(34,256)	(1,188,683)
RadioShack Corp.	(24,156)	(381,907)
Tiffany & Co.	(7,124)	(494,691)
Urban Outfitters, Inc. (b)	(10,942)	(344,235)

		(3,844,500)

Textiles, Apparel & Luxury Goods (0.6%)
Hanesbrands, Inc. (b)	(39,123)	(1,271,889)
Phillips-Van Heusen Corp.	(5,465)	(384,790)

		(1,656,679)

Thrifts & Mortgage Finance (0.8%)
Capitol Federal Financial, Inc.	(44,170)	(500,004)
People’s United Financial, Inc.	(37,609)	(514,867)
TFS Financial Corp.	(98,087)	(1,067,187)

		(2,082,058)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)

Wireless Telecommunication Services (0.1%)
Clearwire Corp. Class A (b)	(62,823)	$(305,320)

Total Common Stocks Sold Short (Proceeds $83,828,215)		(94,179,661)

Total Investments Sold Short (Proceeds $83,828,215)	(34.5)%	(94,179,661)

Total Investments, Net of Investments Sold Short (Cost $231,006,358)	100.0	272,565,759
Other Assets, Less Liabilities	0.0 ‡	114,438

Net Assets	100.0%	$272,680,197

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(I)).
(b)	Non-income producing security.
(c)	ADR—American Depositary Receipt.
(d)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(e)	At April 30, 2011, cost is $321,710,750 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$56,731,291
Gross unrealized depreciation	(11,696,621)

Net unrealized appreciation	$45,034,670

20 MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$364,639,591	$—	$—	$364,639,591
Exchange Traded Fund	1,981,468	—	—	1,981,468
Short-Term Investment
Repurchase Agreement	—	124,361	—	124,361

Total Investments in Securities	$366,621,059	$124,361	$—	$366,745,420

Liability Valuation Inputs

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments Sold Short (a)
Common Stocks Sold Short	$(94,179,661)	$—	$—	$(94,179,661)

Total Investments Sold Short	$(94,179,661)	$—	$—	$(94,179,661)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $314,834,573)	$366,745,420
Cash collateral on deposit at broker	487
Receivables:
Dividends and interest	322,091
Investment securities sold	13,444
Fund shares sold	9,173
Other assets	89,368

Total assets	367,179,983

Liabilities
Investments sold short (proceeds $83,828,215)	94,179,661
Payables:
Manager (See Note 3)	221,929
Professional fees	43,843
Dividends on investments sold short	18,391
Shareholder communication	17,619
Investment securities purchased	10,857
Custodian	2,487
Transfer agent (See Note 3)	1,912
Trustees	1,612
NYLIFE Distributors (See Note 3)	431
Accrued expenses	1,044

Total liabilities	94,499,786

Net assets	$272,680,197

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) 800 million shares authorized	$32,093
Additional paid-in capital	210,562,398

210,594,491
Undistributed net investment income	216,104
Accumulated net realized gain (loss) on investments and investments sold short	20,310,201
Net unrealized appreciation (depreciation) on investments	51,910,847
Net unrealized appreciation (depreciation) on investments sold short	(10,351,446)

Net assets	$272,680,197

Investor Class
Net assets applicable to outstanding shares	$137,138

Shares of beneficial interest outstanding	16,228

Net asset value per share outstanding	$8.45
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$8.94

Class A
Net assets applicable to outstanding shares	$303,602

Shares of beneficial interest outstanding	35,801

Net asset value per share outstanding	$8.48
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$8.97

Class C
Net assets applicable to outstanding shares	$435,169

Shares of beneficial interest outstanding	52,863

Net asset value and offering price per share outstanding	$8.23

Class I
Net assets applicable to outstanding shares	$271,804,288

Shares of beneficial interest outstanding	31,988,244

Net asset value and offering price per share outstanding	$8.50

22 MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends	$3,904,096
Interest	57

Total income	3,904,153

Expenses
Manager (See Note 3)	1,559,518
Broker fees and charges on short sales	674,511
Dividends on investments sold short	461,136
Professional fees	45,507
Registration	35,838
Shareholder communication	25,484
Custodian	19,811
Transfer agent (See Note 3)	5,991
Trustees	5,189
Distribution/Service—Investor Class (See Note 3)	137
Distribution/Service—Class A (See Note 3)	288
Distribution/Service—Class C (See Note 3)	1,974
Miscellaneous	8,211

Total expenses	2,843,595

Net investment income (loss)	1,060,558

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	59,782,726
Investments sold short	(17,068,756)

Net realized gain (loss) on investments and investments sold short	42,713,970

Net change in unrealized appreciation (depreciation) on:
Investments	9,682,414
Investments sold short	(4,743,304)

Net change in unrealized appreciation (depreciation) on investments and investments sold short	4,939,110

Net realized and unrealized gain (loss) on investments and investments sold short	47,653,080

Net increase (decrease) in net assets resulting from operations	$48,713,638

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,060,558	$908,053
Net realized gain (loss) on investments and investments sold short	42,713,970	14,035,513
Net change in unrealized appreciation (depreciation) on investments and investments sold short	4,939,110	20,613,931

Net increase (decrease) in net assets resulting from operations	48,713,638	35,557,497

Dividends to shareholders:
From net investment income:
Investor Class	(25)	(65)
Class A	(220)	(320)
Class C	(101)	—
Class I	(1,166,377)	(1,164,352)

Total dividends to shareholders	(1,166,723)	(1,164,737)

Capital share transactions:
Net proceeds from sale of shares	29,803,451	144,763,911
Net asset value of shares issued to shareholders in reinvestment of dividends	1,166,596	1,084,477
Cost of shares redeemed	(141,423,325)	(35,060,774)

Increase (decrease) in net assets derived from capital share transactions	(110,453,278)	110,787,614

Net increase (decrease) in net assets	(62,906,363)	145,180,374

Net Assets
Beginning of period	335,586,560	190,406,186

End of period	$272,680,197	$335,586,560

Undistributed net investment income at end of period	$216,104	$322,269

24 MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows
for the six months ended April 30, 2011 (unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$48,713,638
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Investments purchased	(208,274,433)
Investments sold	359,178,061
Purchases to cover securities sold short	(120,608,317)
Securities sold short	79,471,727
Purchase of short term investments, net	717,827
Decrease in investment securities sold receivable	2,196,076
Decrease in dividends and interest receivable	37,104
Increase in cash collateral on deposit at broker	(14)
Increase in other assets	(63,131)
Decrease in investment securities purchased payable	(2,167,139)
Decrease in dividends payable for securities sold short	(29,116)
Increase in professional fees payable	19,463
Decrease in custodian payable	(849)
Decrease in shareholder communication payable	(4,474)
Increase in due to Trustees	960
Decrease in due to manager	(57,444)
Decrease in due to transfer agent	(59)
Increase in due to NYLIFE Distributors	124
Decrease in accrued expenses and other liabilities	(1,172)
Net change in unrealized (appreciation) depreciation on investments	(9,682,414)
Net realized gain from investments	(59,782,726)
Net change in unrealized (appreciation) depreciation on securities sold short	4,743,304
Net realized loss from securities sold short	17,068,756

Net cash provided by operating activities	111,475,752

Cash flows from financing activities:
Proceeds from shares sold	29,967,841
Payment on shares redeemed	(141,443,466)
Cash distributions paid	(127)

Net cash used in financing activities	(111,475,752)

Net increase (decrease) in cash:	—
Cash at beginning of period	—

Cash at end of period	$—

Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $1,166,596.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Financial Highlights selected per share data and ratios

	Investor Class
						February 28,
	Six months					2008**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009		2008
Net asset value at beginning of period	$7.28		$6.40	$6.00		$8.68

Net investment income (loss) (a)	0.01		(0.01)	0.02		(0.02)
Net realized and unrealized gain (loss) on investments	1.16		0.90	0.38		(2.66)

Total from investment operations	1.17		0.89	0.40		(2.68)

Less dividends:
From net investment income	(0.00	)‡	(0.01)	—		—

Net asset value at end of period	$8.45		$7.28	$6.40		$6.00

Total investment return (b)	16.10	%(c)	13.88%	6.67	%(d)	(30.76	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.15	%††	(0.16%)	0.38%		(0.37	%)††
Net expenses (excluding short sale expenses)	1.56	%††	1.58%	1.60%		1.59	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.28	%††	2.50%	2.57%		2.59	% ††
Short sale expenses	0.72	%††	0.92%	0.87%		0.82	% ††
Portfolio turnover rate	49%		117%	163%		244%
Net assets at end of period (in 000’s)	$137		$81	$53		$41

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

26 MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$7.31		$6.41	$6.00	$9.64	$10.00

Net investment income (loss) (a)	0.02		0.00 ‡	0.05	(0.02)	(0.00	)‡
Net realized and unrealized gain (loss) on investments	1.16		0.92	0.37	(3.61)	(0.36)

Total from investment operations	1.18		0.92	0.42	(3.63)	(0.36)

Less dividends:
From net investment income	(0.01)		(0.02)	(0.01)	(0.01)	—

Net asset value at end of period	$8.48		$7.31	$6.41	$6.00	$9.64

Total investment return (b)	16.13	%(c)	14.31%	6.77%	(37.57%)	(3.60	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40	%††	0.07%	0.83%	(0.20%)	(0.14	%)††
Net expenses (excluding short sales expenses)	1.34	%††	1.34%	1.46%	1.50%	1.50	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.07	%††	2.29%	2.40%	2.60%	2.90	% ††
Short sale expenses	0.73	%††	0.95%	0.94%	0.85%	0.53	% ††
Portfolio turnover rate	49%		117%	163%	244%	59%
Net assets at end of period (in 000’s)	$304		$229	$138	$390	$356

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Financial Highlights selected per share data and ratios

	Class C
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$7.12		$6.30	$5.95	$9.61	$10.00

Net investment income (loss) (a)	(0.02)		(0.06)	(0.02)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	1.13		0.88	0.37	(3.57)	(0.36)

Total from investment operations	1.11		0.82	0.35	(3.66)	(0.39)

Less dividends:
From net investment income	(0.00	)‡	—	—	—	—

Net asset value at end of period	$8.23		$7.12	$6.30	$5.95	$9.61

Total investment return (b)	15.62	%(c)	13.02%	5.88%	(38.15%)	(3.80	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.57	%)††	(0.87%)	(0.41%)	(1.12%)	(0.86	%)††
Net expenses (excluding short sale expenses)	2.30	% ††	2.34%	2.35%	2.33%	2.25	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	3.02	% ††	3.23%	3.31%	3.41%	3.65	% ††
Short sale expenses	0.72	% ††	0.89%	0.86%	0.81%	0.53	% ††
Portfolio turnover rate	49%		117%	163%	244%	59%
Net assets at end of period (in 000’s)	$435		$289	$370	$228	$35

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

28 MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$7.33		$6.43	$6.02	$9.65	$10.00

Net investment income (loss) (a)	0.03		0.02	0.04	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.17		0.91	0.38	(3.62)	(0.36)

Total from investment operations	1.20		0.93	0.42	(3.61)	(0.35)

Less dividends:
From net investment income	(0.03)		(0.03)	(0.01)	(0.02)	—

Net asset value at end of period	$8.50		$7.33	$6.43	$6.02	$9.65

Total investment return (b)	16.36	%(c)	14.53%	7.05%	(37.48%)	(3.50	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68	%††	0.33%	0.69%	0.07%	0.27	% ††
Net expenses (excluding short sale expenses)	1.09	%††	1.09%	1.22%	1.25%	1.25	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.82	%††	2.01%	2.08%	2.16%	2.52	% ††
Short sale expenses	0.73	%††	0.92%	0.86%	0.81%	0.53	% ††
Portfolio turnover rate	49%		117%	163%	244%	59%
Net assets at end of period (in 000’s)	$271,804		$334,987	$189,845	$84,861	$24,123

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

MainStay 130/30 Growth Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		Six Months	One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	6.11%	7.98%	–3.99%	2.71%
		Excluding sales charges	12.28	14.27	–2.57	2.71

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6.12	7.86	–4.02	2.57
		Excluding sales charges	12.30	14.14	–2.60	2.57

Class C Shares	Maximum 1% CDSC	With sales charges	10.85	12.44	–3.33	3.47
	if Redeemed Within One Year of Purchase	Excluding sales charges	11.85	13.44	–3.33	3.47

Class I Shares	No Sales Charge		12.52	14.77	–2.23	2.36

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operation Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

30    MainStay 130/30 Growth Fund

	Six	One	Since
Benchmark Performance	Months	Year	Inception

Russell 1000® Growth Index[4]	16.96%	20.87%	2.93%

Average Lipper Long/Short Equity Fund[5]	7.42	8.22	–1.21

4.	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The average Lipper long/short equity fund is representative of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    31

Cost in Dollars of a $1,000 Investment in MainStay 130/30 Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,122.80	$12.11	$1,013.40	$11.48

Class A Shares	$1,000.00	$1,123.00	$11.95	$1,013.50	$11.33

Class C Shares	$1,000.00	$1,118.50	$16.07	$1,009.60	$15.25

Class I Shares	$1,000.00	$1,125.20	$10.64	$1,014.80	$10.09

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.30% for Investor Class, 2.27% for Class A, 3.06% for Class C and 2.02% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

32    MainStay 130/30 Growth Fund

Industry Composition as of April 30, 2011 (Unaudited)

Software	11.2%
Computers & Peripherals	7.6
Oil, Gas & Consumable Fuels	6.3
Aerospace & Defense	6.0
Energy Equipment & Services	5.8
IT Services	4.8
Machinery	4.5
Health Care Providers & Services	4.2
Hotels, Restaurants & Leisure	4.1
Communications Equipment	4.0
Capital Markets	3.6
Specialty Retail	3.6
Internet & Catalog Retail	3.5
Electrical Equipment	3.4
Semiconductors & Semiconductor Equipment	3.4
Internet Software & Services	3.3
Chemicals	3.1
Life Sciences Tools & Services	2.8
Health Care Equipment & Supplies	2.7
Biotechnology	2.5
Exchange Traded Fund	2.5
Beverages	2.4
Metals & Mining	2.4
Consumer Finance	2.3
Food & Staples Retailing	2.3
Diversified Financial Services	2.1
Paper & Forest Products	2.0
Road & Rail	1.5
Industrial Conglomerates	1.4
Wireless Telecommunication Services	1.4
Health Care Technology	1.3
Household Durables	1.3
Textiles, Apparel & Luxury Goods	1.3
Food Products	1.2
Household Products	1.2
Multiline Retail	1.2
Media	1.1
Pharmaceuticals	1.1
Building Products	1.0
Commercial Banks	1.0
Thrifts & Mortgage Finance	0.9
Construction & Engineering	0.8
Personal Products	0.8
Professional Services	0.8
Diversified Consumer Services	0.5
Short-Term Investment	2.1
Other Assets, Less Liabilities	–0.3
Investments Sold Short	–28.0

100.0%

See Portfolio of Investments beginning on page 35 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1	Apple, Inc.
2	Oracle Corp.
3	Google, Inc. Class A
4	QUALCOMM, Inc.
5	Schlumberger, Ltd.
6	United Technologies Corp.
7	iShares Russell 1000 Growth Index Fund
8	PepsiCo., Inc.
9	Cognizant Technology Solutions Corp. Class A
10	Danaher Corp.

Top Five Short Positions as of April 30, 2011

1	Canadian Pacific Railway, Ltd.
2	Xilinx, Inc.
3	GlaxoSmithKline PLC, Sponsored ADR
4	Progressive Corp. (The)
5	RR Donnelley & Sons Co.

mainstayinvestments.com    33

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Harish Kumar, PhD, CFA, and Martin J. Mickus, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay 130/30 Growth Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay 130/30 Growth Fund returned 12.28% for Investor Class shares, 12.30% for Class A shares and 11.85% for Class C shares for the six months ended April 30, 2011. Over the same period, the Fund’s Class I shares returned 12.52%. All share classes outperformed the 7.42% return of the average Lipper1 long/short equity fund for the six months ended April 30, 2011. All share classes underperformed the 16.96% return of the Russell 1000® Growth Index2 over the same period. The Russell 1000® Growth Index is the Fund’s broad-based securities-market index. See page 30 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Russell 1000® Growth Index during the reporting period primarily because of stock selection in the industrials and consumer discretionary sectors.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The materials, health care and utilities sectors made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The Fund’s investments in industrials, consumer discretionary and consumer staples made the weakest contributions to the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributions to the Fund’s absolute performance came from long positions in computers & periph-erals company Apple and integrated oil company ExxonMobil and from a short position in wireless solutions provider Research in Motion. On the same basis, major detractors from the Fund’s absolute performance included long positions in Internet software & services company Google and pharmaceutical company Abbott Laboratories and a short position in online media and mobile value-added services company SINA.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we initiated new long positions for the Fund in rehabilitation health care services provider HealthSouth and commercial bank PNC Financial Services Group. Significant new short sales included property and casualty insurer Progressive and freight transportation company Canadian Pacific Railway.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings relative to the Russell 1000® Growth Index in the industrials and financials sectors. Over the same period, we decreased the Fund’s weightings in the information technology and health care sectors.

How was the Fund positioned at the end of April 2011?

The Fund’s sector positioning is a result of our bottom-up stock selection process rather than a top-down macroeconomic viewpoint. As of April 30, 2011, the Fund was overweight relative to the Russell 1000® Growth Index in the industrials, health care and materials sectors. On the same date, the Fund held underweight positions relative to the Russell 1000® Growth Index in the consumer staples, consumer discretionary and financials sectors.

1. See footnote on page 31 for more information on Lipper Inc.
2. See footnote on page 31 for more information on the Russell 1000® Growth Index. Th e opi nion s exp res sed ar et hos e of the p ortf oli o man ager s as of th ed ate o ft his re por t an d are su bje ct to ch ang e. The re is no g uar ante e tha ta ny fo rec ast ma de wi ll com e to pas s. Thi s mat eri al doe s no t con stit ute i nve stm ent ad vic e and is n ot in tend ed as a ne ndo rse men t of any s pec ifi ci nve stm ent .

34    MainStay 130/30 Growth Fund

Portfolio of Investments††† April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 123.7%†

Aerospace & Defense 6.0%
Curtiss-Wright Corp.	1,760	$58,520
Goodrich Corp.	509	44,980
Precision Castparts Corp. (a)	643	99,357
X United Technologies Corp. (a)	1,707	152,913

		355,770

Beverages 2.4%
X PepsiCo., Inc. (a)	2,089	143,911

Biotechnology 2.5%
Alexion Pharmaceuticals, Inc. (b)	546	52,902
Gilead Sciences, Inc. (a)(b)	2,410	93,604

		146,506

Building Products 1.0%
Simpson Manufacturing Co., Inc.	2,154	60,140

Capital Markets 3.6%
Ameriprise Financial, Inc.	743	46,111
BlackRock, Inc.	258	50,552
Goldman Sachs Group, Inc. (The) (a)	307	46,360
TD Ameritrade Holding Corp.	3,301	71,104

		214,127

Chemicals 3.1%
Eastman Chemical Co.	814	87,301
Praxair, Inc. (a)	893	95,033

		182,334

Commercial Banks 1.0%
PNC Financial Services Group, Inc.	920	57,353

Communications Equipment 4.0%
Juniper Networks, Inc. (a)(b)	1,824	69,914
X QUALCOMM, Inc. (a)	2,932	166,655

		236,569

Computers & Peripherals 7.6%
X Apple, Inc. (a)(b)	959	333,953
EMC Corp. (a)(b)	4,031	114,238

		448,191

Construction & Engineering 0.8%
Fluor Corp. (a)	680	47,559

Consumer Finance 2.3%
American Express Co. (a)	1,991	97,718
Capital One Financial Corp.	660	36,122

		133,840

Diversified Consumer Services 0.5%
DeVry, Inc.	598	31,634

Diversified Financial Services 2.1%
CME Group, Inc. (a)	206	60,929
JPMorgan Chase & Co. (a)	1,419	64,749

		125,678

Electrical Equipment 3.4%
Cooper Industries PLC (a)	1,015	66,939
Emerson Electric Co. (a)	1,342	81,540
Rockwell Automation, Inc.	620	54,021

		202,500

Energy Equipment & Services 5.8%
Baker Hughes, Inc. (a)	1,051	81,358
Nabors Industries, Ltd. (b)	1,384	42,406
X Schlumberger, Ltd. (a)	1,774	159,216
Transocean, Ltd. (a)(b)	821	59,728

		342,708

Food & Staples Retailing 2.3%
Walgreen Co. (a)	1,750	74,760
Whole Foods Market, Inc.	979	61,442

		136,202

Food Products 1.2%
General Mills, Inc.	1,916	73,919

Health Care Equipment & Supplies 2.7%
Covidien PLC	1,569	87,378
Stryker Corp. (a)	1,263	74,517

		161,895

Health Care Providers & Services 4.2%
AmerisourceBergen Corp. (a)	2,210	89,814
Express Scripts, Inc. (a)(b)	1,610	91,352
HEALTHSOUTH Corp. (b)	2,730	69,970

		251,136

Health Care Technology 1.3%
Cerner Corp. (a)(b)	639	76,795

Hotels, Restaurants & Leisure 4.1%
Las Vegas Sands Corp. (b)	1,190	55,942
Starbucks Corp. (a)	2,143	77,555

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 35

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Hotels, Restaurants & Leisure (continued)

Starwood Hotels & Resorts Worldwide, Inc. (a)	1,035	$61,655
Wendy’s/Arby’s Group, Inc. Class A	9,452	45,559

		240,711

Household Durables 1.3%
Whirlpool Corp.	870	74,977

Household Products 1.2%
Procter & Gamble Co. (The) (a)	1,123	72,883

Industrial Conglomerates 1.4%
General Electric Co.	4,040	82,618

Internet & Catalog Retail 3.5%
Amazon.com, Inc. (a)(b)	530	104,145
Priceline.com, Inc. (a)(b)	185	101,197

		205,342

Internet Software & Services 3.3%
X Google, Inc. Class A (a)(b)	361	196,420

IT Services 4.8%
X Cognizant Technology Solutions Corp. Class A (a)(b)	1,547	128,246
International Business Machines Corp. (a)	500	85,290
Paychex, Inc. (a)	2,086	68,233

		281,769

Life Sciences Tools & Services 2.8%
Agilent Technologies, Inc. (a)(b)	1,705	85,096
Pharmaceutical Product Development, Inc. (a)	2,675	82,524

		167,620

Machinery 4.5%
X Danaher Corp.	2,314	127,825
Deere & Co.	701	68,348
Flowserve Corp. (a)	541	68,501

		264,674

Media 1.1%
Scripps Networks Interactive Class A	1,292	66,435

Metals & Mining 2.4%
Freeport-McMoRan Copper & Gold, Inc.	1,813	99,770
Newmont Mining Corp. (a)	676	39,620

		139,390

Multiline Retail 1.2%
Macy’s, Inc. (a)	2,942	70,343

Oil, Gas & Consumable Fuels 6.3%
Concho Resources, Inc. (a)(b)	526	56,203
Devon Energy Corp. (a)	463	42,133
EOG Resources, Inc. (a)	527	59,504
Marathon Oil Corp.	1,121	60,579
Occidental Petroleum Corp. (a)	919	105,032
Southwestern Energy Co. (b)	1,091	47,851

		371,302

Paper & Forest Products 2.0%
International Paper Co.	3,909	120,710

Personal Products 0.8%
Estee Lauder Cos., Inc. (The) Class A	488	47,336

Pharmaceuticals 1.1%
Shire PLC, Sponsored ADR (a)(c)	674	62,823

Professional Services 0.8%
Verisk Analytics, Inc. Class A (b)	1,418	46,652

Road & Rail 1.5%
Union Pacific Corp. (a)	887	91,778

Semiconductors & Semiconductor Equipment 3.4%
Applied Materials, Inc.	3,098	48,608
Broadcom Corp. Class A (b)	1,355	47,669
NetLogic Microsystems, Inc. (b)	1,288	55,551
Texas Instruments, Inc.	1,328	47,184

		199,012

Software 11.2%
Autodesk, Inc. (a)(b)	1,644	73,947
Citrix Systems, Inc. (b)	911	76,834
Informatica Corp. (a)(b)	1,361	76,230
Intuit, Inc. (a)(b)	1,461	81,173
Microsoft Corp. (a)	4,446	115,685
X Oracle Corp. (a)	5,838	210,460
Salesforce.com, Inc. (a)(b)	221	30,630

		664,959

Specialty Retail 3.6%
Dick’s Sporting Goods, Inc. (b)	1,136	46,496
Home Depot, Inc. (The) (a)	2,652	98,495
Lowe’s Cos., Inc.	2,554	67,043

		212,034

Textiles, Apparel & Luxury Goods 1.3%
Coach, Inc. (a)	1,331	79,607

36 MainStay 130/30 Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Thrifts & Mortgage Finance 0.9%
Brookline Bancorp, Inc. (a)	5,821	$53,670

Wireless Telecommunication Services 1.4%
American Tower Corp. Class A (a)(b)	1,598	83,591

Total Common Stocks (Cost $6,320,624)		7,325,423

Exchange Traded Fund 2.5% (d)

X iShares Russell 1000 Growth Index Fund (a)	2,379	148,569

Total Exchange Traded Fund (Cost $142,666)		148,569

	Principal
	Amount
Short-Term Investment 2.1%

Repurchase Agreement 2.1%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $124,148 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $130,000 and a Market Value of $129,999)	$124,148	124,148

Total Short-Term Investment (Cost $124,148)		124,148

Total Investments, Before Investments Sold Short (Cost $6,587,438) (e)	128.3%	7,598,140

	Shares
Investments Sold Short (28.0%) Common Stocks Sold Short (28.0%)

Aerospace & Defense (0.3%)
Northrop Grumman Corp.	(287)	(18,256)

Air Freight & Logistics (0.7%)
Expeditors International of Washington, Inc.	(377)	(20,460)
United Parcel Service, Inc. Class B	(254)	(19,042)

		(39,502)

Airlines (0.2%)
AMR Corp. (b)	(2,250)	(13,208)

Auto Components (0.3%)
Autoliv, Inc.	(244)	(19,552)

Beverages (0.3%)
Coca-Cola Enterprises, Inc.	(698)	(19,830)

Biotechnology (0.3%)
Celgene Corp. (b)	(281)	(16,545)

Capital Markets (1.3%)
Bank of New York Mellon Corp. (The)	(935)	(27,078)
Eaton Vance Corp.	(589)	(19,890)
Federated Investors, Inc. Class B	(672)	(17,324)
Janus Capital Group, Inc.	(1,223)	(14,884)

		(79,176)

Chemicals (0.5%)
Calgon Carbon Corp. (b)	(669)	(11,480)
Dow Chemical Co. (The)	(448)	(18,364)

		(29,844)

Commercial Services & Supplies (0.9%)
Pitney Bowes, Inc.	(850)	(20,876)
RR Donnelley & Sons Co.	(1,690)	(31,873)

		(52,749)

Communications Equipment (0.8%)
F5 Networks, Inc. (b)	(157)	(15,914)
Harris Corp.	(319)	(16,948)
Research In Motion, Ltd. (b)	(354)	(17,222)

		(50,084)

Construction & Engineering (0.2%)
Shaw Group, Inc. (The) (b)	(311)	(12,098)

Construction Materials (0.2%)
Vulcan Materials Co.	(321)	(14,509)

Containers & Packaging (0.5%)
Owens-Illinois, Inc. (b)	(392)	(11,630)
Temple-Inland, Inc.	(643)	(15,130)

		(26,760)

Diversified Financial Services (0.5%)
Bank of America Corp.	(1,297)	(15,927)
MSCI, Inc. Class A (b)	(394)	(13,975)

		(29,902)

Diversified Telecommunication Services (0.7%)
AT&T, Inc.	(481)	(14,969)
Telefonica S.A., Sponsored ADR (c)	(367)	(9,894)
Verizon Communications, Inc.	(479)	(18,097)

		(42,960)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 37

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)

Electric Utilities (0.4%)
N.V. Energy, Inc.	(1,372)	$(20,841)

Electrical Equipment (0.9%)
EnerSys (b)	(754)	(28,569)
Regal-Beloit Corp.	(332)	(25,162)

		(53,731)

Electronic Equipment & Instruments (0.7%)
AVX Corp.	(1,139)	(18,577)
Vishay Intertechnology, Inc. (b)	(1,059)	(20,206)

		(38,783)

Energy Equipment & Services (0.5%)
RPC, Inc.	(995)	(26,915)

Food & Staples Retailing (0.3%)
Sysco Corp.	(652)	(18,849)

Food Products (0.3%)
Mead Johnson Nutrition Co.	(247)	(16,519)

Health Care Equipment & Supplies (0.5%)
Alere, Inc. (b)	(417)	(15,487)
Teleflex, Inc.	(267)	(16,824)

		(32,311)

Health Care Technology (0.6%)
Emdeon, Inc. Class A (b)	(902)	(14,125)
SXC Health Solutions Corp. (b)	(373)	(20,575)

		(34,700)

Hotels, Restaurants & Leisure (0.9%)
Choice Hotels International, Inc.	(419)	(15,662)
International Game Technology	(873)	(15,443)
McDonald’s Corp.	(244)	(19,108)

		(50,213)

Household Durables (0.5%)
Lennar Corp. Class A	(809)	(15,363)
Toll Brothers, Inc. (b)	(582)	(12,228)

		(27,591)

Insurance (2.8%)
ACE, Ltd.	(295)	(19,839)
Aflac, Inc.	(294)	(16,520)
Allstate Corp. (The)	(689)	(23,316)
Brown & Brown, Inc.	(828)	(21,404)
Marsh & McLennan Cos., Inc.	(636)	(19,258)
MetLife, Inc.	(326)	(15,253)
PartnerRe, Ltd.	(227)	(18,242)
Progressive Corp. (The)	(1,508)	(33,085)

		(166,917)

Internet Software & Services (0.6%)
SINA Corp. (b)	(134)	(18,057)
Yahoo!, Inc. (b)	(946)	(16,791)

		(34,848)

IT Services (0.6%)
Broadridge Financial Solutions, Inc.	(798)	(18,546)
Lender Processing Services, Inc.	(566)	(16,657)

		(35,203)

Life Sciences Tools & Services (0.3%)
Mettler-Toledo International, Inc. (b)	(90)	(16,866)

Machinery (0.6%)
Ingersoll-Rand PLC	(352)	(17,776)
Navistar International Corp. (b)	(230)	(15,990)

		(33,766)

Media (1.3%)
Discovery Communications, Inc. Class A (b)	(343)	(15,181)
Lamar Advertising Co. Class A (b)	(428)	(13,919)
Morningstar, Inc.	(271)	(15,610)
Omnicom Group, Inc.	(318)	(15,642)
Thomson Reuters Corp.	(383)	(15,500)

		(75,852)

Metals & Mining (0.5%)
AK Steel Holding Corp.	(734)	(11,928)
Allegheny Technologies, Inc.	(251)	(18,072)

		(30,000)

Multiline Retail (0.6%)
J.C. Penney Co., Inc.	(483)	(18,571)
Kohl’s Corp.	(352)	(18,554)

		(37,125)

Oil, Gas & Consumable Fuels (0.2%)
Oasis Petroleum, Inc. (b)	(461)	(14,167)

Pharmaceuticals (2.0%)
Abbott Laboratories	(384)	(19,983)
GlaxoSmithKline PLC, Sponsored ADR (c)	(770)	(33,618)
Johnson & Johnson	(414)	(27,208)
Sanofi-Aventis S.A., ADR (c)	(408)	(16,124)
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (c)	(524)	(23,963)

		(120,896)

Professional Services (0.3%)
Dun & Bradstreet Corp.	(216)	(17,751)

38 MainStay 130/30 Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)

Real Estate Investment Trusts (1.3%)
Equity Residential	(336)	$(20,066)
Rayonier, Inc.	(297)	(19,709)
Simon Property Group, Inc.	(145)	(16,608)
UDR, Inc.	(719)	(18,615)

		(74,998)

Real Estate Management & Development (0.3%)
Jones Lang LaSalle, Inc.	(152)	(15,562)

Road & Rail (0.6%)
Canadian Pacific Railway, Ltd.	(536)	(35,505)

Semiconductors & Semiconductor Equipment (1.8%)
Advanced Micro Devices, Inc. (b)	(1,354)	(12,321)
Analog Devices, Inc.	(625)	(25,194)
Hittite Microwave Corp. (b)	(208)	(13,393)
Microchip Technology, Inc.	(482)	(19,781)
Xilinx, Inc.	(1,002)	(34,930)

		(105,619)

Specialty Retail (0.6%)
Best Buy Co., Inc.	(562)	(17,546)
Gap, Inc. (The)	(798)	(18,545)

		(36,091)

Textiles, Apparel & Luxury Goods (0.3%)
Phillips-Van Heusen Corp.	(291)	(20,489)

Total Investments Sold Short (Proceeds $1,540,640)	(28.0)%	(1,657,083)

Total Investments, Net of Investments Sold Short (Cost $5,046,798)	100.3	5,941,057
Other Assets, Less Liabilities	(0.3)	(18,274)

Net Assets	100.0%	$5,922,783

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(I)).
(b)	Non-income producing security.
(c)	ADR—American Depositary Receipt.
(d)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(e)	At April 30, 2011, cost is $6,759,359 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,075,312
Gross unrealized depreciation	(236,531)

Net unrealized appreciation	$838,781

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 39

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$7,325,423	$—	$—	$7,325,423
Exchange Traded Funds	148,569	—	—	148,569
Short-Term Investment
Repurchase Agreement	—	124,148	—	124,148

Total Investments in Securities	$7,473,992	$124,148	$—	$7,598,140

Liability Valuation Inputs

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(1,657,083)	$—	$—	$(1,657,083)

Total Investments in Securities Sold Short	$(1,657,083)	$—	$—	$(1,657,083)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

40 MainStay 130/30 Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $6,587,438)	$7,598,140
Receivables:
Fund shares sold	8,200
Dividends and interest	6,075
Manager (See Note 3)	5,667
Other assets	36,093

Total assets	7,654,175

Liabilities
Investments sold short (proceeds $1,540,640)	1,657,083
Cash collateral due to broker	953
Payables:
Professional fees	22,174
Fund shares redeemed	16,195
Broker fees and charges on short sales	14,682
Shareholder communication	11,012
Dividends on investments sold short	2,491
Custodian	2,476
Transfer agent (See Note 3)	1,866
Trustees	377
NYLIFE Distributors (See Note 3)	324
Accrued expenses	1,759

Total liabilities	1,731,392

Net assets	$5,922,783

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$648
Additional paid-in capital	6,580,558

6,581,206
Net investment loss	(28,483)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(1,524,199)
Net unrealized appreciation (depreciation) on investments	1,010,702
Net unrealized appreciation (depreciation) on investments sold short	(116,443)

Net assets	$5,922,783

Investor Class
Net assets applicable to outstanding shares	$185,937

Shares of beneficial interest outstanding	20,549

Net asset value per share outstanding	$9.05
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.58

Class A
Net assets applicable to outstanding shares	$328,614

Shares of beneficial interest outstanding	36,336

Net asset value per share outstanding	$9.04
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.57

Class C
Net assets applicable to outstanding shares	$252,720

Shares of beneficial interest outstanding	28,786

Net asset value and offering price per share outstanding	$8.78

Class I
Net assets applicable to outstanding shares	$5,155,512

Shares of beneficial interest outstanding	562,046

Net asset value and offering price per share outstanding	$9.17

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 41

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$48,175
Interest	6

Total income	48,181

Expenses
Manager (See Note 3)	37,136
Registration	31,944
Professional fees	21,425
Dividends on investments sold short	16,012
Broker fees and charges on short sales	12,424
Custodian	8,984
Shareholder communication	6,038
Transfer agent (See Note 3)	5,830
Distribution/Service—Investor Class (See Note 3)	199
Distribution/Service—Class A (See Note 3)	510
Distribution/Service—Class C (See Note 3)	1,047
Trustees	44
Miscellaneous	3,397

Total expenses before waiver/reimbursement	144,990
Expense waiver/reimbursement from Manager (See Note 3)	(68,326)

Net expenses	76,664

Net investment income (loss)	(28,483)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,541,930
Futures transactions	6,187
Investments sold short	(372,971)
Foreign currency transactions	(5)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	1,175,141

Net change in unrealized appreciation (depreciation) on:
Investments	(209,145)
Investments sold short	913

Net change in unrealized appreciation (depreciation) on investments and investments sold short	(208,232)

Net realized and unrealized gain (loss) on investments, futures transactions, investments sold short and foreign currency transactions	966,909

Net increase (decrease) in net assets resulting from operations	$938,426

(a)	Dividends recorded net of foreign withholding taxes in the amount of $25.

42 MainStay 130/30 Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(28,483)	$(163,332)
Net realized gain (loss) on investments, futures transactions, investments sold short and foreign currency transactions	1,175,141	11,721,801
Net change in unrealized appreciation (depreciation) on investments and investments sold short	(208,232)	(8,192,222)

Net increase (decrease) in net assets resulting from operations	938,426	3,366,247

Capital share transactions:
Net proceeds from sale of shares	2,533,363	2,728,141
Cost of shares redeemed	(6,838,144)	(62,868,708)

Increase (decrease) in net assets derived from capital share transactions	(4,304,781)	(60,140,567)

Net increase (decrease) in net assets	(3,366,355)	(56,774,320)

Net Assets
Beginning of period	9,289,138	66,063,458

End of period	$5,922,783	$9,289,138

Net investment loss at end of period	$(28,483)	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 43

Statement of Cash Flows
for the six months ended April 30, 2011 (unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$938,426
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Investments purchased	(7,724,027)
Investments sold	12,898,801
Purchases to cover securities sold short	(4,614,887)
Securities sold short	3,762,257
Sell of short term investments, net	9,533
Decrease in investment securities sold receivable	44,077
Decrease in dividends and interest receivable	1,277
Increase in manager receivable	(5,667)
Decrease in cash collateral on deposit at broker	1,957
Increase in other assets	(11,033)
Decrease in investment securities purchased payable	(40,414)
Decrease in broker fees and charges payable on short sales	(1,956)
Increase in dividends payable for securities sold short	1,156
Increase in cash collateral due to broker	953
Increase in professional fees payable	11,520
Increase in custodian payable	565
Increase in shareholder communication payable	3,921
Decrease in due to Trustees	(54)
Decrease in due to manager	(738)
Decrease in due to transfer agent	(83)
Increase in due to NYLIFE Distributors	66
Increase in accrued expenses	55
Net change in unrealized (appreciation) depreciation on investments	209,145
Net realized gain from investments	(1,541,930)
Net change in unrealized (appreciation) depreciation on securities sold short	(913)
Net realized loss from securities sold short	372,971

Net cash provided by operating activities	4,314,978

Cash flows from financing activities:
Proceeds from shares sold	2,527,955
Payment on shares redeemed	(6,842,933)

Net cash used in financing activities	(4,314,978)

Net increase (decrease) in cash:	—
Cash at beginning of period	—

Cash at end of period	$—

44 MainStay 130/30 Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$8.06		$7.42	$6.69	$9.68

Net investment income (loss) (a)	(0.04)		(0.07)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	1.03		0.71	0.75	(2.92)

Total from investment operations	0.99		0.64	0.73	(2.99)

Net asset value at end of period	$9.05		$8.06	$7.42	$6.69

Total investment return (b)	12.28	% (c)	8.63%	10.91%	(30.89	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.02	%)††	(0.97%)	(0.33%)	(1.20	%)††
Net expenses (excluding short sale expenses)	1.55	% ††	1.60%	1.60%	1.60	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	4.14	% ††	2.70%	2.58%	2.73	% ††
Short sale expenses	0.75	% ††	0.75%	0.79%	0.69	% ††
Portfolio turnover rate	82%		167%	203%	311%
Net assets at end of period (in 000’s)	$186		$128	$93	$60

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$8.05		$7.42	$6.68	$10.63	$10.00

Net investment income (loss) (a)	(0.04)		(0.07)	(0.00)‡	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	1.03		0.70	0.74	(3.85)	0.66

Total from investment operations	0.99		0.63	0.74	(3.95)	0.63

Net asset value at end of period	$9.04		$8.05	$7.42	$6.68	$10.63

Total investment return (b)	12.30	% (c)	8.49%	11.08%	(37.16%)	6.40	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.98	%)††	(0.92%)	(0.06%)	(1.09%)	(0.91	%)††
Net expenses (excluding short sales expenses)	1.50	% ††	1.50%	1.50%	1.50%	1.50	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	4.11	% ††	2.56%	2.30%	2.77%	3.68	% ††
Short sale expenses	0.77	% ††	0.75%	0.79%	0.70%	0.47	% ††
Portfolio turnover rate	82%		167%	203%	311%	137%
Net assets at end of period (in 000’s)	$329		$370	$166	$239	$477

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 45

Financial Highlights selected per share data and ratios

	Class C
							June 29,
	Six months						2007**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010	2009		2008	2007
Net asset value at beginning of period	$7.85		$7.28	$6.61		$10.61	$10.00

Net investment income (loss) (a)	(0.07)		(0.13)	(0.06)		(0.17)	(0.05)
Net realized and unrealized gain (loss) on investments	1.00		0.70	0.73		(3.83)	0.66

Total from investment operations	0.93		0.57	0.67		(4.00)	0.61

Net asset value at end of period	$8.78		$7.85	$7.28		$6.61	$10.61

Total investment return (b)	11.85	% (c)	7.83%	10.14	% (d)	(37.70%)	6.10	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.77	%)††	(1.72%)	(0.96%)		(1.88%)	(1.54	%)††
Net expenses (excluding short sale expenses)	2.30	% ††	2.35%	2.35%		2.32%	2.25	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	4.90	% ††	3.46%	3.32%		3.56%	4.43	% ††
Short sale expenses	0.76	% ††	0.77%	0.79%		0.69%	0.47	% ††
Portfolio turnover rate	82%		167%	203%		311%	137%
Net assets at end of period (in 000’s)	$253		$180	$172		$165	$71

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Class I
								June 29,
	Six months							2007**
	ended							through
	April 30,		Year ended October 31,					October 31,
	2011*		2010		2009		2008	2007
Net asset value at beginning of period	$8.15		$7.47		$6.71		$10.65	$10.00

Net investment income (loss) (a)	(0.03)		(0.05)		(0.01)		(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	1.05		0.73		0.77		(3.87)	0.67

Total from investment operations	1.02		0.68		0.76		(3.94)	0.65

Net asset value at end of period	$9.17		$8.15		$7.47		$6.71	$10.65

Total investment return (b)	12.52	% (c)	9.10	%(d)	11.33	% (d)	(37.00%)	6.50	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.72	%)††	(0.58%)		(0.08%)		(0.73%)	(0.56	%)††
Net expenses (excluding short sale expenses)	1.25	% ††	1.25%		1.25%		1.25%	1.25	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	3.86	% ††	2.35%		2.05%		2.28%	3.38	% ††
Short sale expenses	0.77	% ††	0.79%		0.79%		0.65%	0.47	% ††
Portfolio turnover rate	82%		167%		203%		311%	137%
Net assets at end of period (in 000’s)	$5,156		$8,611		$65,632		$46,311	$18,320

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

46 MainStay 130/30 Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay 130/30 International Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		Six Months	One Year	(9/28/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	8.79%	16.91%	–7.52%	3.08%
		Excluding sales charges	15.12	23.71	–6.05	3.08

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9.03	17.16	–7.45	2.89
		Excluding sales charges	15.38	23.98	–5.98	2.89

Class C Shares	Maximum 1% CDSC	With sales charges	13.63	21.76	–6.83	3.83
	If Redeemed Within One Year of Purchase	Excluding sales charges	14.63	22.76	–6.83	3.83

Class I Shares	No Sales Charge		15.39	24.15	–5.80	2.67

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expenses ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    47

	Six	One
Benchmark Performance	Months	Year	Since Inception

MSCI EAFE Index[4]	12.71%	19.18%	–3.96%

Average Lipper Long/Short Equity Fund[5]	7.42	8.22	–1.82%

4.	The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an Index.
5.	The average Lipper long/short equity fund is representative of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

48    MainStay 130/30 International Fund

Cost in Dollars of a $1,000 Investment in MainStay 130/30 International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,151.20	$14.72	$1,011.10	$13.76

Class A Shares	$1,000.00	$1,153.80	$14.31	$1,011.50	$13.37

Class C Shares	$1,000.00	$1,146.30	$18.73	$1,007.30	$17.52

Class I Shares	$1,000.00	$1,153.90	$12.87	$1,012.80	$12.03

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.76% for Investor Class, 2.68% for Class A, 3.52% for Class C and 2.41% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    49

Portfolio Composition as of April 30, 2011 (Unaudited)

Common Stocks	128.6
Exchange Traded Fund	4.60
Other Assets, Less Liabilities	0.70
Preferred Stocks	0.60
Short-Term Investment	0.10
Convertible Preferred Stock	0.00
Warrants	0.00
Investments Sold Short	(34.60)

See Portfolio of Investments beginning on page 53 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	iShares MSCI Emerging Markets Index Fund
2.	Nestle S.A. Registered
3.	Vodafone Group PLC
4.	Total S.A.
5.	Rio Tinto PLC
6.	BASF S.E.
7.	Roche Holding A.G., Genusscheine
8.	Sanofi-Aventis
9.	BHP Billiton, Ltd.
10.	Royal Dutch Shell PLC Class A

Top Five Short Positions as of April 30, 2011

1.	iShares MSCI EAFE Index Fund
2.	Imagination Technologies Group PLC
3.	OSAKA Titanium Technologies Co.
4.	Asahi Diamond Industrial Co., Ltd.
5.	Geely Automobile Holdings, Ltd.

50    MainStay 130/30 International Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Ver Planck of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay 130/30 International Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay 130/30 International Fund returned 15.12% for Investor Class shares, 15.38% for Class A shares and 14.63% for Class C shares for the six months ended April 30, 2011. Over the same period, the Fund’s Class I shares returned 15.39%. All share classes outperformed the 7.42% return of the average Lipper1 long/short equity fund and the 12.71% return of the MSCI EAFE® Index2 for the six months ended April 30, 2011. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 47 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the MSCI EAFE® Index during the reporting period primarily because of effective stock selection in longs and shorts alike, especially in smaller-capitalization European equities that are not components of the MSCI EAFE® Index. In light of Japan’s earthquake- and tsunami-related difficulties, the Fund also benefited from having an underweight position in Japan during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were energy, financials and health care. (Contributions take weightings and total returns into account.) Industrials, information technology and consumer discretionary made the weakest contributions to the Fund’s relative performance.

Which regions were the strongest positive contributors to the Fund’s relative performance and which regions were particularly weak?

The regions that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were Norway, Japan and Germany. The regions that detracted the most from the Fund’s performance relative to the MSCI EAFE® Index were Switzerland, Australia and the United Kingdom.

Did events in Japan affect the Fund’s performance during the reporting period?

Fortunately, the Fund did not hold a position in Tokyo Electric Power Company (TEPCO) during the reporting period. TEPCO was severely affected by the events following the earthquake off the coast of Sendai, Japan, in March. From March 15 through April 30, TEPCO’s stock declined approximately 80%. Because the Fund maintained an underweight position in Japan, however, the net impact of the earthquake on the Fund’s performance was less than it might have been had the Fund been fully-weighted relative to the MSCI EAFE® Index.

During the reporting period, which individual Fund holdings made the strongest positive contributions to the Fund’s absolute performance and which holdings detracted the most?

The individual holdings that made the strongest positive contributions to the Fund’s absolute performance were a long position in German solar-power developer Solarworld, a long position in Swiss insurer Swiss Life Holding and a short position in Australian biotechnology company Intercell. Major detractors included short positions in Sky Deutschland, a pay television provider in Germany; Osaka Titanium Technologies, a nonferrous metals producer in Japan; and OC Oerlikon, an industrial equipment manufacturer headquartered in Switzerland.

Did the Fund make any significant purchases or sales during the reporting period?

In early November 2010, we initiated a significant long position in Schneider Electric, a French manufacturer of electrical equip-ment. In January 2011, we established a new long position in Origin Energy, an Australian oil, gas & consumable fuels company.

In early November 2010, we significantly reduced the Fund’s long positions in U.K. pharmaceuticals company GlaxoSmithKline and French energy company Total. We moved to underweight positions relative to the MSCI EAFE® Index in both stocks. At the same time, the Fund sold its long position in Swiss financial services company Credit Suisse Group. In December 2010, we eliminated the Fund’s short position in Switzerland-based health care equipment & supplies company Nobel Biocare.

How did the Fund’s sector and country weightings change relative to the MSCI EAFE® Index during the reporting period?

During the reporting period, the Fund’s most significant sector-weighting increases relative to the MSCI EAFE® Index were in energy and health care. Over the same period, the Fund’s most significant sector-weighting decrease relative to the benchmark was in consumer discretionary.

From a country perspective, the Fund’s most significant weighting increases relative to the MSCI EAFE® Index during the reporting period were in Norway, Sweden and France. Over the same period, the Fund’s relative regional weightings decreased most in Germany, Spain and Australia.

1. See footnote on page 48 for more information on Lipper Inc.
2. See footnote on page 48 for more information on the MSCI EAFE® Index.

mainstayinvestments.com    51

How was the Fund positioned at the end of April 2011?

The Fund’s sector and regional positioning is a result of our bottom-up stock selection process rather than a top-down macroeconomic viewpoint. As of April 30, 2011, the Fund held overweight positions relative to the MSCI EAFE® Index in the energy, materials and telecommunication services sectors. As of the same date, the Fund was underweight relative to the MSCI EAFE® Index in consumer staples, information technology and utilities.

From a regional perspective, the Fund held overweight positions relative to the MSCI EAFE® Index in France, Finland and Norway as of April 30, 2011. On the same date, the Fund was under-weight relative to the MSCI EAFE® Index in Japan, Spain, the United Kingdom and Singapore.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

52    MainStay 130/30 International Fund

Portfolio of Investments†††April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 128.6%†

Australia 13.0%
ASX, Ltd. (Diversified Financial Services) (a)	9,624	$338,618
Ausdrill, Ltd. (Metals & Mining)	128,461	473,108
Australia & New Zealand Banking Group, Ltd. (Commercial Banks) (a)	68,184	1,810,864
Beach Petroleum, Ltd. (Oil, Gas & Consumable Fuels)	414,679	436,348
BGP Holdings PLC (Diversified Financial Services) (b)(c)	106,339	12
X BHP Billiton, Ltd. (Metals & Mining) (a)	43,686	2,194,533
Caltex Australia, Ltd. (Oil, Gas & Consumable Fuels) (a)	65,033	1,011,501
Challenger, Ltd. (Diversified Financial Services) (a)	68,684	362,871
Commonwealth Bank of Australia (Commercial Banks) (a)	12,220	719,410
CSL, Ltd. (Biotechnology) (a)	32,236	1,213,718
Emeco Holdings, Ltd. (Trading Companies & Distributors)	372,975	447,655
Grange Resources, Ltd. (Metals & Mining) (d)	194,364	139,543
Iluka Resources, Ltd. (Metals & Mining) (d)	42,857	587,664
Industrea, Ltd. (Machinery)	12,714	20,764
Kingsgate Consolidated, Ltd. (Metals & Mining)	73,934	628,863
Lynas Corp, Ltd. (Metals & Mining) (d)	232,279	532,116
Macquarie Airports (Transportation Infrastructure) (a)	67,537	218,380
Medusa Mining, Ltd. (Metals & Mining)	7,572	66,646
Metcash, Ltd. (Food & Staples Retailing) (a)	53,812	239,472
Minara Resources, Ltd. (Metals & Mining)	103,554	87,399
Mount Gibson Iron, Ltd. (Metals & Mining) (d)	354,270	730,033
New Hope Corp, Ltd. (Oil, Gas & Consumable Fuels) (a)	30,295	162,711
Origin Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	46,486	833,086
OZ Minerals, Ltd. (Metals & Mining) (a)	622,590	982,686
Panoramic Resources, Ltd. (Metals & Mining)	140,136	316,422
Rio Tinto, Ltd. (Metals & Mining) (a)	9,077	817,932
Seven Group Holdings, Ltd. (Trading Companies & Distributors)	11,667	116,628
St Barbara, Ltd. (Metals & Mining) (a)(d)	35,853	87,243
Stockland (Real Estate Investment Trusts) (a)	49,498	205,083
Suncorp-Metway, Ltd. (Insurance) (a)	49,736	453,570
Telstra Corp, Ltd. (Diversified Telecommunication Services) (a)	388,037	1,237,702
Western Areas NL (Metals & Mining) (a)	46,297	340,506
Westfield Group (Real Estate Investment Trusts) (a)	112,977	1,116,983
Westpac Banking Corp. (Commercial Banks) (a)	64,578	1,758,272

		20,688,342

Austria 0.8%
OMV A.G. (Oil, Gas & Consumable Fuels) (a)	2,178	99,327
Schoeller-Bleckmann Oilfield Equipment A.G. (Energy Equipment & Services) (a)	1,979	200,435
Semperit A.G. Holding (Machinery) (a)	3,787	221,420
Strabag SE (Construction & Engineering) (a)	5,309	178,264
Voestalpine A.G. (Metals & Mining) (a)	10,910	536,894

		1,236,340

Belgium 2.0%
AGFA-Gevaert N.V. (Health Care Technology) (d)	675	3,009
Barco N.V. (Electronic Equipment & Instruments) (d)	319	27,872

Bekaert S.A. (Electrical Equipment) (a)	8,331	1,042,561
D’ieteren S.A. (Distributors)	3,459	251,503
Delhaize Group (Food & Staples Retailing) (a)	11,727	1,015,418
Omega Pharma S.A. (Health Care Equipment & Supplies) (a)	8,170	418,695
Umicore S.A. (Chemicals) (a)	7,241	415,326

		3,174,384

Bermuda 1.6%
China Green Holdings Ltd/Bermuda (Food Products)	228,000	193,761
Giordano International, Ltd. (Specialty Retail)	658,000	475,311
GuocoLeisure, Ltd. (Hotels, Restaurants & Leisure)	106,000	63,649
Johnson Electric Holdings, Ltd. (Electrical Equipment) (a)	1,007,000	619,792
Luk Fook Holdings International, Ltd. (Specialty Retail)	22,000	81,584
SmarTone Telecommunications Holding, Ltd. (Wireless Telecommunication Services) (a)	459,000	709,223
TPV Technology, Ltd. (Computers & Peripherals) (a)	394,000	226,266
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (a)	73,500	253,636

		2,623,222

Cayman Islands 1.1%
361 Degrees International, Ltd. (Textiles, Apparel & Luxury Goods)	198,000	131,554
AMVIG Holdings, Ltd. (Containers & Packaging)	118,000	85,542
Bosideng International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	174,000	55,340

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 53

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Cayman Islands (continued)

China Metal Recycling Holdings, Ltd. (Metals & Mining)	154,200	$214,038
China Qinfa Group, Ltd. (Oil, Gas & Consumable Fuels)(d)	110,000	65,154
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd. (Metals & Mining) (d)	96,000	50,063
EVA Precision Industrial Holdings, Ltd. (Machinery)	274,000	234,618
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	90,000	28,276
Kingboard Chemical Holdings, Ltd. (Electronic Equipment & Instruments) (a)	41,000	224,896
Kingboard Laminates Holdings, Ltd. (Electronic Equipment & Instruments)	241,500	213,941
Lonking Holdings, Ltd. (Machinery)	202,000	148,777
Polytec Asset Holdings, Ltd. (Real Estate Management & Development)	825,000	125,350
Silver base Group Holdings, Ltd. (Distributors)	132,000	109,118
Wynn Macau, Ltd. (Hotels, Restaurants & Leisure)	9,600	34,364

		1,721,031

China 0.4%
Anhui Expressway Co. Class H (Transportation Infrastructure)	78,000	65,282
Harbin Power Equipment Co., Ltd. (Electrical Equipment)	420,000	406,683
Weiqiao Textile Co. (Textiles, Apparel & Luxury Goods)	163,000	148,177

		620,142

Cyprus 0.3%
Songa Offshore SE (Energy Equipment & Services) (d)	86,979	532,159

Denmark 1.3%
H Lundbeck A/S (Pharmaceuticals) (a)	14,755	354,289

Novo-Nordisk A/S Class B (Pharmaceuticals) (a)	12,399	1,567,389
Royal UNIBREW A/S (Beverages)	1,856	137,124

		2,058,802

Finland 2.3%
Kesko Oyj (Food & Staples Retailing) (a)	5,620	291,758
Metso Oyj (Machinery) (a)	19,266	1,181,384
Nokia Oyj (Communications Equipment) (a)	108,092	995,825
Stora Enso Oyj (Paper & Forest Products) (a)	54,603	657,920
Wartsila Oyj (Machinery) (a)	12,408	487,755

		3,614,642

France 12.6%
Arkema S.A. (Chemicals)	6,100	635,613
AXA S.A. (Insurance) (a)	71,687	1,608,615
BNP Paribas S.A. (Commercial Banks) (a)	26,651	2,109,103
Christian Dior S.A. (Textiles, Apparel & Luxury Goods) (a)	2,310	370,715
Ciments Francais S.A. (Construction Materials) (a)	659	69,653
Credit Agricole S.A. (Commercial Banks) (a)	73,380	1,221,640
Derichebourg S.A. (Commercial Services & Supplies) (d)	81,511	772,069
Natixis (Commercial Banks)(d)	194,035	1,115,667
Nexity S.A (Household Durables)	2,832	153,942
Peugeot S.A. (Automobiles) (a)(d)	12,425	564,245
Plastic Omnium S.A. (Auto Components)	2,574	246,668
Rallye S.A. (Food & Staples Retailing) (a)	11,568	608,512
Renault S.A. (Automobiles) (a)(d)	21,198	1,291,690
X Sanofi-Aventis (Pharmaceuticals) (a)	28,359	2,243,010
Schneider Electric S.A. (Electrical Equipment) (a)	3,970	701,504
Societe Generale (Commercial Banks) (a)	24,629	1,647,403
X Total S.A. (Oil, Gas & Consumable Fuels) (a)	42,749	2,736,590
Vivendi S.A. (Media) (a)	45,753	1,435,645
Wendel (Industrial Conglomerates)	5,124	641,837

		20,174,121

Germany 10.3%
Aareal Bank A.G. (Thrifts & Mortgage Finance) (a)(d)	4,423	134,102
Allianz SE (Insurance) (a)	13,301	2,094,193
X BASF S.E. (Chemicals) (a)	23,906	2,457,341
Bayer A.G. (Pharmaceuticals) (a)	3,451	303,364
Bayerische Motoren Werke A.G. (Automobiles) (a)	16,462	1,552,446
Bechtle A.G. (IT Services)	1,180	56,190
Bertrandt A.G. (Professional Services) (a)	6,727	492,456
Daimler A.G. (Automobiles) (a)	4,474	345,846
Deutsche Lufthansa A.G. (Airlines) (a)(d)	9,643	218,811
Duerr A.G. (Machinery)(d)	3,657	142,483
Indus Holding A.G. (Industrial Conglomerates)	6,188	204,846
Infineon Technologies A.G. (Semiconductors & Semiconductor Equipment) (a)	94,754	1,075,603

Lanxess A.G. (Chemicals) (a)	11,069	1,015,333
MAN A.G. (Machinery) (a)(d)	9,565	1,332,992
Pfeiffer Vacuum Technology A.G. (Machinery)	2,930	405,768
QSC A.G. (Diversified Telecommunication Services) (a)(d)	31,237	119,276
Siemens A.G. (Industrial Conglomerates) (a)	8,079	1,175,321
Sixt A.G. (Road & Rail) (a)	4,230	212,894
Stada Arzneimittel A.G. (Pharmaceuticals) (a)	21,089	933,175

54 MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Germany (continued)

Suedzucker A.G. (Food Products) (a)	31,062	$958,106
Volkswagen A.G. (Automobiles) (a)(d)	6,941	1,237,792

		16,468,338

Greece 1.0%
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	6,765	89,679
OPAP S.A. (Hotels, Restaurants & Leisure) (a)	47,407	1,001,995
Public Power Corp. S.A. (Electric Utilities) (a)	28,833	477,026

		1,568,700

Hong Kong 3.0%
Cathay Pacific Airways, Ltd. (Airlines) (a)	159,000	397,999
China Pharmaceutical Group, Ltd. (Pharmaceuticals)	798,000	473,688
CNOOC, Ltd. (Oil, Gas & Consumable Fuels) (a)	321,000	791,934
Dah Chong Hong Holdings, Ltd. (Distributors) (a)	760,000	869,969
Emperor Watch & Jewellery, Ltd. (Specialty Retail)	2,950,000	429,229
HongKong Electric Holdings (Electric Utilities) (a)	56,500	396,128
Melco International Development (Hotels, Restaurants & Leisure)	501,000	425,120
New World Development, Ltd. (Real Estate Management & Development) (a)	190,000	333,211
Shun Tak Holdings, Ltd. (Industrial Conglomerates)	332,000	206,906
Singamas Container Holdings, Ltd. (Machinery) (d)	930,000	426,306
SJM Holdings, Ltd. (Hotels, Restaurants & Leisure) (a)	35,000	75,532

		4,826,022

Israel 1.0%
Delek Group, Ltd. (Industrial Conglomerates) (a)	3,579	950,800
Discount Investment Corp. (Industrial Conglomerates) (a)	35,660	723,697

		1,674,497

Italy 4.4%
Autostrada Torino-Milano S.p.A. (Transportation Infrastructure) (a)	19,347	325,530
Brembo S.p.A (Auto Components)	24,865	339,561
Danieli & C Officine Meccaniche S.p.A. (Machinery) (a)	20,845	663,803
De’Longhi S.p.A (Household Durables)	23,422	299,388
Enel Green Power S.p.A (Independent Power Producers & Energy Traders) (a)(d)	354,664	1,051,672
Enel S.p.A. (Electric Utilities)	10,399	74,148
ENI S.p.A. (Oil, Gas & Consumable Fuels) (a)	53,426	1,428,331
Indesit Co. S.p.A. (Household Durables) (a)	73,289	965,570
Interpump Group S.p.A (Machinery) (d)	18,081	163,362
Intesa Sanpaolo S.p.A. (Commercial Banks) (a)	31,498	104,597
Mediobanca S.p.A. (Capital Markets) (a)	11,901	135,553

Telecom Italia S.p.A (Diversified Telecommunication Services) (a)	1,008,417	1,474,090

		7,025,605

Japan 26.5%
Aeon Co., Ltd. (Food & Staples Retailing) (a)	57,800	694,042
Aichi Steel Corp. (Metals & Mining) (a)	36,000	216,138
Aisin Seiki Co., Ltd. (Auto Components) (a)	26,900	944,808
AOYAMA TRADING Co., Ltd. (Specialty Retail) (a)	33,100	544,764
Central Japan Railway Co. (Road & Rail) (a)	92	692,991
Century Tokyo Leasing Corp. (Diversified Financial Services)	20,500	350,786
Chugoku Bank, Ltd. (The) (Commercial Banks) (a)	16,000	185,810
Chugoku Marine Paints, Ltd. (Chemicals)	27,000	227,677
CKD Corp. (Machinery)	25,000	224,989
Coca-Cola West Co., Ltd. (Beverages) (a)	13,100	270,188
Cosmo Oil Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	75,000	245,022
Credit Saison Co., Ltd. (Consumer Finance) (a)	51,100	852,349
Daifuku Co., Ltd. (Machinery) (a)	22,000	148,086
Daihatsu Motor Co., Ltd. (Automobiles) (a)	40,000	641,558
Daiichikosho Co., Ltd. (Media) (a)	12,300	214,566
Daiwa House Industry Co., Ltd. (Real Estate Management & Development) (a)	3,000	35,986
EDION Corp. (Specialty Retail) (a)	84,800	729,710
Fields Corp. (Leisure Equipment & Products)	37	57,428
Foster Electric Co., Ltd. (Household Durables)	13,800	316,950
Fuji Heavy Industries, Ltd. (Automobiles) (a)	83,000	615,990
FUJIFILM Holdings Corp. (Electronic Equipment & Instruments) (a)	19,100	591,025
Fujikura, Ltd. (Electrical Equipment) (a)	23,000	117,956
Furukawa-Sky Aluminum Corp. (Metals & Mining)	4,000	11,391
Fuyo General Lease Co., Ltd. (Diversified Financial Services) (a)	8,600	266,116
Geo Corp. (Specialty Retail)	350	403,871
H.I.S Co., Ltd. (Hotels, Restaurants & Leisure)	14,200	339,442
Higo Bank, Ltd. (The) (Commercial Banks) (a)	15,000	86,174
Hitachi, Ltd. (Electronic Equipment & Instruments) (a)	129,000	696,567
Hokuhoku Financial Group, Inc. (Commercial Banks) (a)	180,000	341,737
Honda Motor Co., Ltd. (Automobiles) (a)	3,600	141,577
Idemitsu Kosan Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	8,700	1,017,851

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 55

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Japan (continued)

Jaccs Co., Ltd. (Consumer Finance) (a)	106,000	$291,413
Japan Petroleum Exploration Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	8,500	413,919
Japan Securities Finance Co., Ltd. (Diversified Financial Services)	53,300	329,860
JFE Shoji Holdings, Inc. (Trading Companies & Distributors)	27,000	118,166
JSP Corp. (Chemicals)	10,600	187,393
K’s Holdings Corp. (Specialty Retail) (a)	17,300	536,179
Kansai Electric Power Co., Inc. (The) (Electric Utilities) (a)	22,200	465,813
Kanto Auto Works, Ltd. (Auto Components)	5,300	34,303
KDDI Corp. (Wireless Telecommunication Services) (a)	210	1,392,837
Keiyo Bank, Ltd. (The) (Commercial Banks) (a)	15,000	73,414

Kitz Corp. (Machinery)	40,000	207,113
Kyocera Corp. (Electronic Equipment & Instruments) (a)	6,400	701,424
Melco Holdings, Inc. (Computers & Peripherals) (a)	1,800	57,274
Mitsubishi Corp. (Trading Companies & Distributors) (a)	24,800	666,205
Mitsubishi Steel Manufacturing Co., Ltd. (Metals & Mining)	40,000	134,131
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks) (a)	398,000	1,898,860
Mitsubishi UFJ Lease & Finance Co., Ltd. (Diversified Financial Services) (a)	11,850	471,137
MITSUI & Co., Ltd. (Trading Companies & Distributors) (a)	81,700	1,442,328
NEC Networks & System Integration Corp. (Construction & Engineering) (d)	8,800	114,346
NET One Systems Co., Ltd. (IT Services) (a)	583	1,045,037
Nichias Corp. (Building Products)	9,000	54,367
Nippo Corp. (Construction & Engineering) (a)	48,000	382,864
Nippon Chemi-Con Corp. (Electronic Equipment & Instruments)	48,000	247,353
Nippon Densetsu Kogyo Co., Ltd. (Construction & Engineering)	11,000	105,505
Nippon Meat Packers, Inc. (Food Products) (a)	41,000	565,099
Nippon Synthetic Chemical Industry Co., Ltd. (The) (Chemicals) (a)	31,000	196,055
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (a)	30,000	1,385,071
Nishi-Nippon City Bank, Ltd. (The) (Commercial Banks) (a)	285,000	801,085
Nissin Electric Co., Ltd. (Electrical Equipment)	12,000	97,639
NTT Data Corp. (IT Services) (a)	109	357,712
NTT DoCoMo, Inc. (Wireless Telecommunication Services) (a)	521	958,951
Osaka Gas Co., Ltd. (Gas Utilities) (a)	92,000	337,989
Otsuka Holdings Co., Ltd. (Pharmaceuticals)	2,900	77,653
Plenus Co., Ltd. (Hotels, Restaurants & Leisure)	3,600	54,545
Promise Co., Ltd. (Consumer Finance) (a)(d)	98,750	833,924
Ricoh Leasing Co., Ltd. (Diversified Financial Services)	6,600	146,947
Ryobi, Ltd. (Machinery)	114,000	439,894
Sakai Chemical Industry Co., Ltd. (Chemicals)	37,000	192,948
Sanden Corp. (Auto Components) (a)	58,000	271,713
Seiko Epson Corp. (Computers & Peripherals) (a)	27,800	483,583
Sekisui Chemical Co., Ltd. (Household Durables) (a)	95,000	789,373
Seven & I Holdings Co., Ltd. (Food & Staples Retailing) (a)	31,000	773,137
Showa Corp. (Auto Components) (d)	11,900	77,020
Sintokogio, Ltd. (Machinery)	8,000	79,985
SKY Perfect JSAT Holdings, Inc. (Media) (a)	252	100,502
Sojitz Corp. (Trading Companies & Distributors) (a)	297,700	565,195
Sony Corp. (Household Durables) (a)	39,600	1,103,322
Sumitomo Corp. (Trading Companies & Distributors) (a)	91,100	1,243,268
Sumitomo Electric Industries, Ltd. (Electrical Equipment) (a)	21,300	294,364
Sumitomo Forestry Co., Ltd. (Household Durables) (a)	69,400	603,181
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks) (a)	43,900	1,350,311
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals) (a)	16,800	811,884
Toda Corp. (Construction & Engineering) (a)	36,000	133,144
Toei Co., Ltd. (Media)	12,000	54,441
Toho Zinc Co., Ltd. (Metals & Mining)	84,000	453,578

Tokai Rubber Industries, Inc. (Auto Components) (a)	14,700	177,781
Tokyo Gas Co., Ltd. (Gas Utilities) (a)	100,000	442,582
Toshiba Machine Co., Ltd. (Machinery)	59,000	311,311
Toyota Motor Corp. (Automobiles) (a)	12,900	513,678
TV Asahi Corp. (Media) (a)	65	98,804
Unipres Corp. (Auto Components) (a)	52,800	1,122,199
Yamaguchi Financial Group, Inc. (Commercial Banks) (a)	39,000	350,502

		42,245,156

56 MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Netherlands 3.6%
European Aeronautic Defence and Space Co. N.V. (Aerospace & Defense) (a)(d)	40,547	$1,254,574
Heineken Holding N.V. (Beverages) (a)	20,440	1,078,839
ING Groep N.V. (Diversified Financial Services) (a)(d)	125,625	1,656,019
STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment) (a)	35,231	416,050
STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	67,169	792,915
Ten Cate N.V. (Textiles, Apparel & Luxury Goods) (a)	9,552	442,123
Unilever N.V., CVA (Food Products)	1,215	39,987

		5,680,507

Norway 4.7%
Aker Solutions ASA (Energy Equipment & Services) (d)	15,789	380,987
Atea ASA (IT Services) (a)	59,776	660,811
Austevoll Seafood A.S.A. (Food Products)	42,069	323,139
Cermaq ASA (Food Products) (a)(d)	42,720	879,381
Fred Olsen Energy ASA (Energy Equipment & Services) (a)	11,318	522,044
Gjensidige Forsikring ASA (Insurance)	45,416	591,656
Marine Harvest (Food Products) (a)	681,010	899,516
Norske Skogindustrier ASA (Paper & Forest Products) (d)	69,519	197,429
StatoilHydro ASA (Oil, Gas & Consumable Fuels) (a)	51,883	1,517,943
TGS Nopec Geophysical Co. ASA (Energy Equipment & Services)	27,464	722,902
Yara International ASA (Chemicals) (a)	13,936	816,249

		7,512,057

Singapore 0.3%
Hi-P International, Ltd. (Machinery)	51,000	50,831
Hong Leong Asia, Ltd. (Industrial Conglomerates)	114,000	250,529
Hutchison Port Holdings Trust (Transportation Infrastructure) (d)	68,000	62,560
Singapore Airlines, Ltd. (Airlines) (a)	7,000	80,520
XP Power, Ltd. (Electrical Equipment)	2,456	69,330

		513,770

Spain 3.2%
Almirall S.A. (Pharmaceuticals)	27,008	308,022
Banco Bilbao Vizcaya Argentaria S.A. (Commercial Banks) (a)	102,360	1,312,947
Banco Santander S.A. (Commercial Banks) (a)	32,667	417,173
Criteria Caixacorp S.A. (Diversified Financial Services)	105,672	780,233
Endesa S.A. (Electric Utilities) (a)	13,755	479,484
Grifols S.A. (Biotechnology) (a)	33,180	657,063

International Consolidated Airlines Group S.A. (Airlines) (d)	11,138	44,410
Telefonica S.A. (Diversified Telecommunication Services) (a)	42,125	1,132,441

		5,131,773

Sweden 3.1%
Alfa Laval AB (Machinery) (a)	42,072	942,059
Bilia AB (Specialty Retail)	9,267	238,483
Billerud AB (Paper & Forest Products)	7,947	96,667
Boliden AB (Metals & Mining) (a)(d)	48,605	1,095,582
Hoganas AB (Metals & Mining) (a)(d)	13,081	543,377
Industrivarden AB (Diversified Financial Services)	29,104	652,648
Meda AB Class A (Pharmaceuticals)	29,956	317,038
Oresund Investment AB (Diversified Financial Services)	5,577	101,988
PA Resources AB (Oil, Gas & Consumable Fuels) (d)	209,327	154,507
SAAB AB (Aerospace & Defense)	4,326	97,725
Scania AB Class B (Machinery) (a)	24,354	632,786
SKF AB (Machinery) (a)	3,597	113,521

		4,986,381

Switzerland 8.1%
Credit Suisse Group A.G. (Capital Markets)	39,386	1,789,900
GAM Holding, Ltd.A.G. (Capital Markets) (a)(d)	24,404	481,027
X Nestle S.A. Registered (Food Products) (a)	54,851	3,405,201
Novartis A.G. (Pharmaceuticals) (a)	33,394	1,982,407
Pargesa Holding S.A. (Diversified Financial Services) (a)	365	37,513
X Roche Holding A.G., Genusscheine (Pharmaceuticals) (a)	14,637	2,374,070
Swiss Life Holding (Insurance) (a)(d)	6,557	1,196,179
Swiss Reinsurance Co.,Ltd. (Insurance) (a)(d)	17,134	1,021,107
Zurich Financial Services A.G. (Insurance) (a)(d)	2,274	638,823

		12,926,227

United Kingdom 24.0%
Anglo American PLC (Metals & Mining) (a)	37,215	1,939,767
Antofagasta PLC (Metals & Mining) (a)	7,342	167,645
Ashtead Group PLC (Trading Companies & Distributors) (a)	172,020	580,988
AstraZeneca PLC (Pharmaceuticals) (a)	40,963	2,045,834
Aviva PLC (Insurance) (a)	183,695	1,370,938
Barclays PLC (Commercial Banks) (a)	379,022	1,787,239
Beazley PLC (Insurance)	12,750	27,878
BG Group PLC (Oil, Gas & Consumable Fuels) (a)	5,096	130,533
BHP Billiton PLC (Metals & Mining) (a)	28,841	1,216,167
Bodycote PLC (Machinery) (a)	151,382	981,100

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 57

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

United Kingdom (continued)

BP PLC (Oil, Gas & Consumable Fuels) (a)	244,207	$1,886,793
British American Tobacco PLC (Tobacco) (a)	17,241	751,929
BT Group PLC (Diversified Telecommunication Services) (a)	445,127	1,455,808
Centrica PLC (Multi-Utilities) (a)	206,490	1,106,818
Dairy Crest Group PLC (Food Products) (a)	48,014	322,405
Diploma PLC (Electronic Equipment & Instruments)	13,865	85,227
Drax Group PLC (Independent Power Producers & Energy Traders) (a)	89,727	659,302
DS Smith PLC (Containers & Packaging) (a)	130,928	474,351
Electrocomponents PLC (Electronic Equipment & Instruments)	22,885	106,345
Elementis PLC (Chemicals) (a)	96,403	267,304
Enterprise Inns PLC (Hotels, Restaurants & Leisure) (a)(d)	219,440	349,314
F&C Asset Management PLC (Capital Markets)	42,622	56,635
Fenner PLC (Machinery)	37,787	244,770
Filtrona PLC (Chemicals) (a)	30,981	178,017
GlaxoSmithKline PLC (Pharmaceuticals) (a)	36,521	796,392
HSBC Holdings PLC (Commercial Banks) (a)	145,322	1,590,909
Intermediate Capital Group PLC (Capital Markets) (a)	135,142	744,924
Interserve PLC (Construction & Engineering)	41,777	196,088
Investec PLC (Capital Markets)	13,149	105,710
ITV PLC (Media) (a)(d)	655,893	833,181
JKX Oil & Gas PLC (Oil, Gas & Consumable Fuels)	21,223	109,185
John Wood Group PLC (Energy Equipment & Services)	54,531	634,868
Kier Group PLC (Construction & Engineering)	3,887	86,352
Legal & General Group PLC (Insurance) (a)	292,888	600,769
Logica PLC (IT Services) (a)	58,807	132,412
Marks & Spencer Group PLC (Multiline Retail) (a)	74,656	483,842
Melrose PLC (Machinery)	31,436	185,935
Mondi PLC (Paper & Forest Products)	33,855	334,774
Paragon Group of Cos. PLC (Thrifts & Mortgage Finance) (a)	158,185	456,844
Persimmon PLC (Household Durables) (a)	112,619	908,774
Petrofac, Ltd. (Energy Equipment & Services) (a)	20,977	529,088
Premier Farnell PLC (Electronic Equipment & Instruments)	10,715	51,098
X Rio Tinto PLC (Metals & Mining) (a)	33,771	2,459,449
X Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels) (a)	54,923	2,130,676
Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels) (a)	49,326	1,917,254
RPC Group PLC (Containers & Packaging)	38,890	217,486
Schroders PLC (Capital Markets) (a)	5,992	189,966
Senior PLC (Machinery) (a)	163,174	416,468
Spectris PLC (Electronic Equipment & Instruments)	1,197	29,651
Tesco PLC (Food & Staples Retailing) (a)	67,058	452,018
Trinity Mirror PLC (Media)(d)	81,391	65,936
Tullett Prebon PLC (Capital Markets) (a)	8,442	59,295
Vedanta Resources PLC (Metals & Mining) (a)	2,515	97,672
X Vodafone Group PLC (Wireless Telecommunication Services) (a)	1,054,055	3,021,259
William Hill PLC (Hotels, Restaurants & Leisure) (a)	53,585	200,045

		38,231,427

Total Common Stocks (Cost $174,040,174)		205,233,645

Convertible Preferred Stock 0.0%‡

Germany 0.0%‡
KSB A.G. 2.37% (Machinery)	42	37,048

Total Convertible Preferred Stock (Cost $25,720)		37,048

Exchange Traded Fund 4.6% (e)

United States 4.6%
X iShares MSCI Emerging Markets Index Fund (Capital Markets)	146,939	7,346,950

Total Exchange Traded Fund (Cost $6,851,974)		7,346,950

Preferred Stocks 0.6%

Germany 0.6%
Jungheinrich A.G. 0.40% (Machinery) (a)	7,811	358,879
Volkswagen A.G. 1.54% (Automobiles) (a)	3,369	663,669

Total Preferred Stocks (Cost $767,231)		1,022,548

58 MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of
	Warrants	Value
Warrants 0.0%‡

Cayman Islands 0.0%‡
Kingboard Chemical Holdings, Ltd. Strike Price HK$40.00 Expires 10/31/12 (Electronic Equipment & Instruments) (d)	11,400	$9,541

Spain 0.0%‡
Promotora de Informaciones S.A. Strike Price €2.00 Expires 6/28/14 (Media) (d)	85,100	50,419

Total Warrants (Cost $0)		59,960

	Principal
	Amount
Short-Term Investment 0.1%

Repurchase Agreement 0.1%
United States 0.1%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $87,895 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $90,000 and a Market Value of $90,000) (Capital Markets)	$87,895	87,895

Total Short-Term Investment (Cost $87,895)		87,895

Total Investments, Before Investments Sold Short (Cost $181,772,994) (f)	133.9%	213,788,046

	Shares
Investments Sold Short (34.6%) Common Stocks Sold Short (30.0%)

Australia (4.5%)
Arafura Resources, Ltd. (Metals & Mining) (d)	(54,677)	(70,120)
Aristocrat Leisure, Ltd. (Hotels, Restaurants & Leisure)	(256,040)	(735,291)
Austar United Communications, Ltd. (Media) (d)	(617,863)	(839,777)
Billabong International, Ltd. (Textiles, Apparel & Luxury Goods)	(16,047)	(118,726)
Coalspur Mines, Ltd. (Oil, Gas & Consumable Fuels) (d)	(38,218)	(73,099)
Cockatoo Coal, Ltd. (Oil, Gas & Consumable Fuels) (d)	(780,898)	(423,691)
CSR, Ltd. (Industrial Conglomerates)	(35,391)	(116,376)
Cudeco, Ltd. (Metals & Mining) (b)(d)	(130,141)	(489,281)
Discovery Metals, Ltd. (Metals & Mining) (d)	(47,170)	(65,663)
Eastern Star Gas, Ltd. (Oil, Gas & Consumable Fuels) (d)	(714,230)	(594,979)
Energy World Corp, Ltd. (Independent Power Producers & Energy Traders) (d)	(134,869)	(73,176)
Extract Resources, Ltd. (Oil, Gas & Consumable Fuels) (d)	(95,390)	(698,440)
Gunns, Ltd. (Paper & Forest Products) (d)	(42,699)	(24,571)
Ivanhoe Australia, Ltd. (Metals & Mining) (d)	(3,223)	(11,340)
Karoon Gas Australia, Ltd. (Oil, Gas & Consumable Fuels) (d)	(14,865)	(107,700)
Murchison Metals, Ltd. (Metals & Mining) (d)	(489,369)	(563,217)
Pharmaxis, Ltd. (Pharmaceuticals) (d)	(18,189)	(59,612)
Sandfire Resources NL (Metals & Mining) (d)	(13,324)	(104,422)
Sundance Resources Ltd/Australia (Metals & Mining) (d)	(1,277,491)	(560,103)
TPG Telecom, Ltd. (Diversified Telecommunication Services)	(83,132)	(153,083)
Transpacific Industries Group, Ltd. (Commercial Services & Supplies) (d)	(125,792)	(153,047)
Virgin Blue Holdings, Ltd. (Airlines) (d)	(1,614,651)	(504,398)
Wotif.com Holdings, Ltd. (Internet & Catalog Retail)	(100,410)	(627,338)

		(7,167,450)

Austria (0.5%)
Intercell A.G. (Biotechnology) (d)	(36,320)	(328,689)
Wienerberger A.G. (Building Products) (d)	(18,648)	(398,702)

		(727,391)

Belgium (0.2%)
Hansen Transmissions International N.V. (Machinery) (d)	(262,998)	(218,551)
Telenet Group Holding N.V. (Diversified Telecommunication Services) (d)	(3,486)	(173,306)
Tessenderlo Chemie N.V. (Chemicals) (d)	(3)	(2)

		(391,859)

Bermuda (1.1%)
Biosensors International Group, Ltd. (Health Care Equipment & Supplies) (d)	(117,000)	(129,039)
China Gas Holdings, Ltd. (Gas Utilities)	(1,126,000)	(440,758)
China Oil and Gas Group, Ltd. (Gas Utilities) (d)	(1,140,000)	(123,303)
Ports Design, Ltd. (Textiles, Apparel & Luxury Goods)	(201,000)	(556,446)
Sinofert Holdings, Ltd. (Chemicals) (d)	(632,000)	(261,223)
Skyworth Digital Holdings, Ltd. (Household Durables)	(5,135)	(3,293)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 59

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)

Bermuda (continued)

VODone, Ltd. (Media)	(758,000)	$(228,388)

		(1,742,450)

Cayman Islands (1.1%)
BaWang International Group Holding, Ltd. (Personal Products)	(242,000)	(67,307)
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment)	(256,000)	(341,498)
Geely Automobile Holdings, Ltd. (Automobiles)	(2,310,000)	(925,041)
Ju Teng International Holdings, Ltd. (Electronic Equipment & Instruments)	(188,000)	(62,213)
Lijun International Pharmaceutical Holding, Ltd. (Pharmaceuticals)	(675,000)	(167,745)
Tianjin Port Development Holdings, Ltd. (Transportation Infrastructure)	(342,000)	(79,266)
Wasion Group Holdings, Ltd. (Electronic Equipment & Instruments)	(276,000)	(144,641)

		(1,787,711)

Denmark (0.3%)
ALK-Abello A/S (Pharmaceuticals)	(1,497)	(90,978)
Bang & Olufsen A/S (Household Durables) (d)	(2,798)	(43,900)
Genmab A/S (Biotechnology) (d)	(29,457)	(318,258)
Torm A/S (Oil, Gas & Consumable Fuels) (d)	(5,993)	(39,076)

		(492,212)

Finland (0.1%)
Poyry Oyj (Professional Services)	(1,423)	(24,238)
Stockmann Oyj Abp (Multiline Retail)	(2,395)	(73,501)

		(97,739)

France (0.6%)
BioMerieux (Health Care Equipment & Supplies)	(1,093)	(118,908)
Bull S.A. (Computers & Peripherals) (d)	(86,632)	(576,134)
PagesJaunes Groupe (Media)	(11,761)	(122,618)
Stallergenes S.A. (Pharmaceuticals)	(991)	(85,413)

		(903,073)

Germany (1.5%)
Asian Bamboo A.G. (Food Products)	(1,272)	(64,057)
Balda A.G. (Communications Equipment) (d)	(51,879)	(691,566)
Demag Cranes A.G. (Machinery)	(11,743)	(631,284)
Fielmann A.G. (Specialty Retail)	(949)	(101,007)
Heidelberger Druckmaschinen A.G. (Machinery) (d)	(54,925)	(245,114)
MLP A.G. (Capital Markets)	(12,026)	(119,343)
Nordex A.G. (Electrical Equipment) (d)	(45,482)	(457,278)
Solar Millennium A.G. (Construction & Engineering) (d)	(4,376)	(134,005)

		(2,443,654)

Greece (0.4%)
Marfin Investment Group S.A. (Diversified Financial Services) (d)	(116,168)	(122,164)
Piraeus Bank S.A. (Commercial Banks) (d)	(280,173)	(456,476)
TT Hellenic Postbank S.A. (Commercial Banks) (d)	(28,905)	(124,157)

		(702,797)

Hong Kong (0.4%)
Citic 1616 Holdings, Ltd. (Diversified Telecommunication Services)	(731,000)	(208,016)
Dah Sing Banking Group, Ltd. (Commercial Banks)	(142,000)	(230,016)
Dah Sing Financial Holdings, Ltd. (Commercial Banks)	(22,400)	(140,897)

		(578,929)

Italy (1.2%)
Milano Assicurazioni S.p.A. (Insurance) (d)	(324,638)	(478,915)
Telecom Italia Media S.p.A (Media) (d)	(365,022)	(107,103)
Trevi Finanziaria S.p.A. (Construction & Engineering)	(41,375)	(672,883)
Yoox S.p.A (Internet & Catalog Retail) (d)	(36,412)	(661,741)

		(1,920,642)

Japan (8.6%)
Akebono Brake Industry Co., Ltd. (Auto Components)	(24,400)	(127,843)
Asahi Diamond Industrial Co., Ltd. (Machinery)	(48,000)	(991,185)
Cedyna Financial Corp. (Consumer Finance) (c)(d)	(55,400)	(102,242)
Cosel Co., Ltd. (Electrical Equipment)	(12,700)	(200,094)
CSK Holdings Corp. (IT Services) (d)	(127,800)	(404,914)
Daiichi Chuo KK (Marine) (d)	(100,000)	(193,552)
Daiseki Co., Ltd. (Commercial Services & Supplies)	(11,800)	(249,631)
FujiI Media Holdings, Inc. (Media)	(89)	(118,169)
Fujiya Co., Ltd. (Food Products) (d)	(24,000)	(39,647)
Funai Electric Co., Ltd. (Household Durables)	(24,800)	(752,117)
GCA Savvian Group Corp. (Capital Markets)	(102)	(176,298)
Gulliver International Co., Ltd. (Specialty Retail)	(1,570)	(62,905)
Harmonic Drive Systems, Inc. (Machinery)	(4,200)	(105,939)
Haseko Corp. (Household Durables) (d)	(540,500)	(359,822)
Ishihara Sangyo Kaisha, Ltd. (Chemicals) (d)	(340,000)	(402,392)
Ito En, Ltd. (Beverages)	(6,800)	(119,963)
Kakaku.com, Inc. (Internet Software & Services)	(38)	(216,668)

Matsui Securities Co., Ltd. (Capital Markets)	(23,700)	(115,995)
Mitsumi Electric Co., Ltd. (Electronic Equipment & Instruments)	(9,300)	(118,665)
Nichi-iko Pharmaceutical Co., Ltd. (Pharmaceuticals)	(16,900)	(437,110)
Nissan Chemical Industries, Ltd. (Chemicals)	(11,800)	(122,197)

60 MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)

Japan (continued)

Nisshinbo Holdings, Inc. (Textiles, Apparel & Luxury Goods)	(12,000)	$(118,203)
Orient Corp. (Consumer Finance) (d)	(513,500)	(620,391)
Osaka Securities Exchange Co., Ltd. (Diversified Financial Services)	(32)	(162,140)
OSAKA Titanium Technologies Co. (Metals & Mining)	(13,500)	(1,030,204)
Pigeon Corp. (Household Products)	(17,600)	(599,504)
Pioneer Corp. (Household Durables) (d)	(179,400)	(751,969)
Sapporo Holdings, Ltd. (Beverages)	(30,000)	(119,830)
Seiko Holdings Corp. (Textiles, Apparel & Luxury Goods)	(174,000)	(568,452)
Senshu Ikeda Holdings, Inc. (Commercial Banks)	(82,500)	(122,049)
Shinko Electric Industries Co., Ltd. (Semiconductors & Semiconductor Equipment)	(11,900)	(121,179)
SHO-BOND Holdings Co., Ltd. (Construction & Engineering)	(9,900)	(258,134)
Skymark Airlines, Inc. (Airlines)	(41,800)	(552,421)
Start Today Co., Ltd. (Internet & Catalog Retail)	(43,300)	(747,334)
Stella Chemifa Corp. (Chemicals)	(6,200)	(225,559)
Sugi Holdings Co., Ltd. (Food & Staples Retailing)	(2,900)	(69,430)
Taikisha, Ltd. (Construction & Engineering)	(17,700)	(339,533)
Taiyo Holdings Co., Ltd. (Chemicals)	(2,600)	(79,684)
The Daiei, Inc. (Multiline Retail) (d)	(23,700)	(82,394)
Toho Titanium Co., Ltd. (Metals & Mining)	(28,300)	(791,974)
Tokuyama Corp. (Chemicals)	(23,000)	(118,807)
Tokyo Tatemono Co., Ltd. (Real Estate Management & Development)	(33,000)	(118,387)
Topcon Corp. (Electronic Equipment & Instruments)	(8,600)	(48,770)
Wacom Co., Ltd/Japan (Computers & Peripherals)	(589)	(752,270)

		(13,815,966)

Netherlands (0.4%)
BinckBank N.V. (Capital Markets)	(9,534)	(172,350)
Wavin N.V. (Construction & Engineering) (d)	(28,667)	(512,919)

		(685,269)

New Zealand (0.0%)‡
Fletcher Building, Ltd. (Construction Materials) (d)	(3,227)	(23,840)

Norway (1.6%)
Algeta ASA (Biotechnology) (d)	(13,245)	(382,461)
DNO International ASA (Oil, Gas & Consumable Fuels) (d)	(348,433)	(522,656)
Norwegian Air Shuttle ASA (Airlines) (d)	(830)	(16,294)
Norwegian Energy Co. ASA (Oil, Gas & Consumable Fuels) (d)	(119,891)	(329,057)
Petroleum Geo-Services ASA (Energy Equipment & Services) (d)	(51,779)	(817,651)
Pronova BioPharma AS (Pharmaceuticals) (d)	(8,500)	(13,933)
Sevan Marine ASA (Energy Equipment & Services) (d)	(600,194)	(424,183)

		(2,506,235)

Portugal (0.1%)
Brisa Auto-Estradas de Portugal S.A. (Transportation Infrastructure) (d)	(17,749)	(118,747)

Singapore (0.2%)
Gallant Venture, Ltd. (Industrial Conglomerates) (d)	(384,000)	(136,465)
Oceanus Group, Ltd. (Distributors) (d)	(256,000)	(57,514)
Raffles Education Corp., Ltd. (Diversified Consumer Services) (d)	(38,000)	(20,645)
Sound Global, Ltd. (Water Utilities) (d)	(141,000)	(86,393)

		(301,017)

Spain (0.9%)
Grupo Empresarial Ence S.A. (Paper & Forest Products) (d)	(16,534)	(69,305)
Promotora de Informaciones S.A. (Media) (d)	(151,458)	(428,474)
SOS Corp. Alimentaria S.A. (Food Products) (d)	(483,716)	(458,532)
Tubacex S.A. (Metals & Mining) (d)	(9,355)	(40,044)
Zeltia S.A. (Biotechnology) (d)	(93,789)	(391,048)

		(1,387,403)

Sweden (0.5%)
Axis Communications AB (Communications Equipment)	(6,987)	(178,073)
KappAhl Holding AB (Specialty Retail)	(9,576)	(56,736)
Rezidor Hotel Group AB (Hotels, Restaurants & Leisure) (d)	(4,916)	(35,472)
SAS AB (Airlines) (d)	(163,170)	(542,779)
Swedish Orphan Biovitrum AB (Biotechnology) (d)	(10,336)	(42,935)

		(855,995)

Switzerland (1.4%)
Basilea Pharmaceutica Registered (Biotechnology) (d)	(8,719)	(699,032)
Dufry Group (Specialty Retail) (d)	(4,176)	(546,018)
Kudelski S.A. (Electronic Equipment & Instruments)	(16,061)	(294,297)
OC Oerlikon Corp. A.G. (Machinery) (d)	(52,941)	(465,146)
Schmolz & Bickenbach A.G. (Metals & Mining) (d)	(6,023)	(71,371)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 61

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)

Switzerland (continued)

Valiant Holding A.G. (Commercial Banks)	(749)	$(106,419)

		(2,182,283)

United Kingdom (4.4%)
Britvic PLC (Beverages)	(48,167)	(329,466)
Cable & Wireless Worldwide PLC (Diversified Telecommunication Services)	(146,429)	(117,622)
Carpetright PLC (Specialty Retail)	(8,332)	(96,517)
CSR PLC (Semiconductors & Semiconductor Equipment) (d)	(79,682)	(497,117)
De La Rue PLC (Commercial Services & Supplies)	(27,307)	(361,477)
Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment) (d)	(37,443)	(781,413)
Domino’s Pizza UK & IRL PLC (Hotels, Restaurants & Leisure)	(18,823)	(145,509)
DSG International PLC (Specialty Retail) (d)	(2,393,952)	(576,218)
FirstGroup PLC (Road & Rail)	(22,746)	(123,366)
Imagination Technologies Group PLC (Computers & Peripherals) (d)	(125,059)	(1,044,461)
Jazztel PLC (Diversified Telecommunication Services) (d)	(116,609)	(713,315)
Mothercare PLC (Multiline Retail)	(26,496)	(185,838)

Premier Foods PLC (Food Products) (d)	(878,162)	(471,882)
Punch Taverns PLC (Hotels, Restaurants & Leisure) (d)	(213,311)	(279,164)
Redrow PLC (Household Durables) (d)	(162,327)	(356,282)
Regus PLC (Commercial Services & Supplies)	(81,858)	(153,413)
Rightmove PLC (Media)	(3,196)	(56,587)
SIG PLC (Trading Companies & Distributors) (d)	(134,646)	(314,418)
St. James’s Place PLC (Insurance)	(14,303)	(84,789)
SuperGroup PLC (Specialty Retail) (d)	(6,432)	(170,395)
Taylor Wimpey PLC (Household Durables) (d)	(40,448)	(26,288)
Telecity Group PLC (Internet Software & Services) (d)	(2,933)	(25,745)
Thomas Cook Group PLC (Hotels, Restaurants & Leisure)	(42,753)	(122,330)

		(7,033,612)

Total Common Stocks Sold Short (Proceeds $46,350,632)		(47,866,274)

Exchange Traded Fund Sold Short (4.6%) (e)

United States (4.6%)
iShares MSCI EAFE Index Fund (Capital Markets)	(116,850)	(7,415,301)

Total Exchange Traded Fund Sold Short (Proceeds $7,103,660)		(7,415,301)

Total Investments Sold Short (Proceeds $53,454,292)	(34.6)%	(55,281,575)

Total Investments, Net of Investments Sold Short (Cost $128,318,702)	99.3	158,506,471
Other Assets, Less Liabilities	0.7	1,118,700

Net Assets	100.0%	$159,625,171

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(I)).
(b)	Illiquid security. The total market value of these securities at April 30, 2011 is $(489,269), which represents (0.3)% of the Fund’s net assets.
(c)	Fair valued security. The total market value of these securities at April 30, 2011 is $(102,230), which represents (0.1)% of the Fund’s net assets.
(d)	Non-income producing security.
(e)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(f)	At April 30, 2011, cost is $183,806,488 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$33,790,951
Gross unrealized depreciation	(3,809,393)

Net unrealized appreciation	$29,981,558

The following abbreviation is used in the above portfolio:

€—Euro

HK$—Hong Kong Dollar

62 MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$205,233,633	$—	$12	$205,233,645
Convertible Preferred Stock	37,048	—	—	37,048
Exchange Traded Fund	7,346,950	—	—	7,346,950
Preferred Stocks	1,022,548	—	—	1,022,548
Warrants	59,960	—	—	59,960
Short-Term Investment
Repurchase Agreement	—	87,895	—	87,895

Total Investments in Securities	$213,700,139	$87,895	$12	$213,788,046

Liability Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments Sold Short (a)
Common Stocks Sold Short (c)	$(47,764,032)	$—	$(102,242)	$(47,866,274)
Exchange Traded Fund Sold Short	(7,415,301)	—	—	(7,415,301)

Total Investments Sold Short Instruments	$(55,179,333)	$—	$(102,242)	$(55,281,575)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 security valued at $12 is held in Australia within Common Stock section of the Portfolio of Investments.

(c)	The level 3 security valued at $(102,242) is held in Japan within Common Stock Sold Short section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

At October 31, 2010 and April 30, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 for value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
										Investments
	Balance			Change in					Balance	Still
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Held at
	October 31,	Discounts	Gain	Appreciation			in to	out of	April 30,	April 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Common Stock
Australia	$10	$—	$—	$2	$—	$—	$—	$—	$12	$2
Common Stock Sold Short
Japan	—	—	1,328	(63,365)	130,432	—	(170,637)	—	(102,242)	(25,135)
Rights Sold Short
Hong Kong	(583)	—	23	583	—	(23)	—	—	—	—

Total	$(573)	$—	$1,351	$(62,780)	$130,432	$(23)	$(170,637)	$—	$(102,230)	$(25,133)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 63

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

The table below sets forth the diversification of MainStay 130/30 International Fund investments by industry.

Industry Diversification

	Value	Percent†
Aerospace & Defense	$1,352,299	0.8%
Airlines	741,740	0.5
Auto Components	3,214,053	2.0
Automobiles	7,568,491	4.7
Beverages	1,486,151	0.9
Biotechnology	1,870,781	1.2
Building Products	54,367	0.0	‡
Capital Markets	10,997,855	6.9
Chemicals	6,589,256	4.1
Commercial Banks	20,683,117	13.0
Commercial Services & Supplies	772,069	0.5
Communications Equipment	995,825	0.6
Computers & Peripherals	767,123	0.5
Construction & Engineering	1,196,563	0.7
Construction Materials	69,653	0.0	‡
Consumer Finance	1,977,686	1.2
Containers & Packaging	777,379	0.5
Distributors	1,230,590	0.8
Diversified Financial Services	5,494,748	3.4
Diversified Telecommunication Services	6,832,664	4.3
Electric Utilities	1,892,599	1.2
Electrical Equipment	3,349,829	2.1
Electronic Equipment & Instruments	2,984,940	1.9
Energy Equipment & Services	3,522,483	2.2
Food & Staples Retailing	4,074,357	2.6
Food Products	7,586,595	4.8
Gas Utilities	780,571	0.5
Health Care Equipment & Supplies	418,695	0.3
Health Care Technology	3,009	0.0	‡
Hotels, Restaurants & Leisure	2,544,006	1.6
Household Durables	5,140,500	3.2
Independent Power Producers & Energy Traders	1,710,974	1.1
Industrial Conglomerates	4,153,936	2.6
Insurance	9,603,728	6.0
IT Services	2,252,162	1.4
Leisure Equipment & Products	57,428	0.0	‡
Machinery	10,804,207	6.8
Media	2,853,494	1.8
Metals & Mining	17,120,586	10.7
Multi-Utilities	1,106,818	0.7
Multiline Retail	483,842	0.3
Oil, Gas & Consumable Fuels	17,178,344	10.8
Paper & Forest Products	1,286,790	0.8
Pharmaceuticals	14,588,215	9.1
Professional Services	492,456	0.3
Real Estate Investment Trusts	1,322,066	0.8
Real Estate Management & Development	494,547	0.3
Road & Rail	905,885	0.6
Semiconductors & Semiconductor Equipment	2,284,568	1.4
Specialty Retail	3,439,131	2.2
Textiles, Apparel & Luxury Goods	1,401,545	0.9
Thrifts & Mortgage Finance	590,946	0.4
Tobacco	751,929	0.5
Trading Companies & Distributors	5,180,433	3.2
Transportation Infrastructure	671,752	0.4
Wireless Telecommunication Services	6,082,270	3.8

	213,788,046	133.9
Other Assets, Less Liabilities	(54,162,875)	(33.9)

Net Assets	$159,625,171	100.0%

†	Percentages indicated are based on Fund net assets
‡	Less than one-tenth of a percent.

64 MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay 130/30 International Fund investments sold short by industry.

	Value	Percent†
Airlines	$(1,615,892)	(1.0)%
Auto Components	(127,843)	(0.1)
Automobiles	(925,041)	(0.6)
Beverages	(569,259)	(0.4)
Biotechnology	(2,162,423)	(1.4)
Building Products	(398,702)	(0.2)
Capital Markets	(7,999,287)	(5.0)
Chemicals	(1,209,864)	(0.8)
Commercial Banks	(1,180,014)	(0.7)
Commercial Services & Supplies	(917,568)	(0.6)
Communications Equipment	(869,639)	(0.5)
Computers & Peripherals	(2,372,865)	(1.5)
Construction & Engineering	(1,917,474)	(1.2)

Construction Materials	(23,840)	(0.0)‡
Consumer Finance	(722,633)	(0.4)
Distributors	(57,514)	(0.0)‡
Diversified Consumer Services	(20,645)	(0.0)‡
Diversified Financial Services	(284,304)	(0.2)
Diversified Telecommunication Services	(1,365,342)	(0.9)
Electrical Equipment	(998,870)	(0.6)
Electronic Equipment & Instruments	(668,586)	(0.4)
Energy Equipment & Services	(1,241,834)	(0.8)
Food & Staples Retailing	(69,430)	(0.0)‡
Food Products	(1,034,118)	(0.6)
Gas Utilities	(564,061)	(0.4)
Health Care Equipment & Supplies	(247,947)	(0.2)
Hotels, Restaurants & Leisure	(1,317,766)	(0.8)
Household Durables	(2,293,671)	(1.4)
Household Products	(599,504)	(0.4)
Independent Power Producers & Energy Traders	(73,176)	(0.0)‡
Industrial Conglomerates	(252,841)	(0.2)
Insurance	(563,704)	(0.3)
Internet & Catalog Retail	(2,036,413)	(1.3)
Internet Software & Services	(242,413)	(0.1)
IT Services	(404,914)	(0.3)
Machinery	(2,657,219)	(1.7)
Marine	(193,552)	(0.1)
Media	(1,901,116)	(1.2)
Metals & Mining	(3,797,739)	(2.4)
Multiline Retail	(341,733)	(0.2)
Oil, Gas & Consumable Fuels	(2,788,698)	(1.7)
Paper & Forest Products	(93,876)	(0.1)
Personal Products	(67,307)	(0.0)‡
Pharmaceuticals	(854,791)	(0.5)
Professional Services	(24,238)	(0.0)‡
Real Estate Management & Development	(118,387)	(0.1)
Road & Rail	(123,366)	(0.1)
Semiconductors & Semiconductor Equipment	(1,399,709)	(0.9)
Specialty Retail	(1,609,796)	(1.0)
Textiles, Apparel & Luxury Goods	(1,361,827)	(0.9)
Trading Companies & Distributors	(314,418)	(0.2)
Transportation Infrastructure	(198,013)	(0.1)
Water Utilities	(86,393)	(0.1)

	$(55,281,575)	(34.6)%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 65

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $181,772,994)	$213,788,046
Cash denominated in foreign currencies (identified cost $77,064)	77,478
Cash	6,679
Receivables:
Investment securities sold	2,895,906
Dividends	1,053,772
Other assets	141,036

Total assets	217,962,917

Liabilities
Investments sold short (proceeds $53,454,292)	55,281,575
Cash collateral due to broker	22
Payables:
Investment securities purchased	2,756,918
Manager (See Note 3)	136,785
Dividends on investments sold short	77,752
Professional fees	33,769
Custodian	25,827
Shareholder communication	15,440
Fund shares redeemed	6,587
Transfer agent (See Note 3)	1,865
Trustees	408
NYLIFE Distributors (See Note 3)	187
Accrued expenses	611

Total liabilities	58,337,746

Net assets	$159,625,171

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,821
Additional paid-in capital	160,060,852

160,081,673
Undistributed net investment income	1,015,745
Accumulated net realized gain (loss) on investments, investments sold short and foreign currency transactions	(31,684,336)
Net unrealized appreciation (depreciation) on investments	32,015,052
Net unrealized appreciation (depreciation) on investments sold short	(1,827,283)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	24,320

Net assets	$159,625,171

Investor Class
Net assets applicable to outstanding shares	$252,421

Shares of beneficial interest outstanding	33,049

Net asset value per share outstanding	$7.64
Maximum sales charge (5.50% of offering price)	0.44

Maximum offering price per share outstanding	$8.08

Class A
Net assets applicable to outstanding shares	$122,065

Shares of beneficial interest outstanding	15,964

Net asset value per share outstanding	$7.65
Maximum sales charge (5.50% of offering price)	0.45

Maximum offering price per share outstanding	$8.10

Class C
Net assets applicable to outstanding shares	$145,235

Shares of beneficial interest outstanding	19,345

Net asset value and offering price per share outstanding	$7.51

Class I
Net assets applicable to outstanding shares	$159,105,450

Shares of beneficial interest outstanding	20,753,081

Net asset value and offering price per share outstanding	$7.67

66 MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,628,330

Total income	2,628,330

Expenses
Manager (See Note 3)	737,433
Broker fees and charges on short sales	543,592
Dividends on investments sold short	163,915
Custodian	90,634
Professional fees	33,748
Registration	32,708
Shareholder communication	14,135
Transfer agent (See Note 3)	5,736
Trustees	1,967
Distribution/Service—Investor Class (See Note 3)	265
Distribution/Service—Class A (See Note 3)	130
Distribution/Service—Class C (See Note 3)	574
Miscellaneous	10,041

Total expenses before waiver/reimbursement	1,634,878
Expense waiver/reimbursement from Manager (See Note 3)	(22,294)

Net expenses	1,612,584

Net investment income (loss)	1,015,746

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	9,230,943
Investments sold short	(4,010,902)
Foreign currency transactions	(25,426)

Net realized gain (loss) on investments, investments sold short and foreign currency transactions	5,194,615

Net change in unrealized appreciation (depreciation) on:
Investments	15,363,062
Investments sold short	(1,032,479)
Translation of other assets and liabilities in foreign currencies	3,418

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	14,334,001

Net realized and unrealized gain (loss) on investments, investments sold short and foreign currency transactions	19,528,616

Net increase (decrease) in net assets resulting from operations	$20,544,362

(a)	Dividends recorded net of foreign withholding taxes in the amount of $224,079.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 67

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,015,746	$1,589,405
Net realized gain (loss) on investments, investments sold short and foreign currency transactions	5,194,615	4,784,954
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency translations	14,334,001	5,047,602

Net increase (decrease) in net assets resulting from operations	20,544,362	11,421,961

Dividends to shareholders:
From net investment income:
Investor Class	(3,935)	(2,435)
Class A	(1,691)	(2,160)
Class C	(1,377)	(1,314)
Class I	(2,890,412)	(2,760,270)

Total dividends to shareholders	(2,897,415)	(2,766,179)

Capital share transactions:
Net proceeds from sale of shares	23,934,625	26,499,972
Net asset value of shares issued to shareholders in reinvestment of dividends	2,896,720	2,765,720
Cost of shares redeemed	(11,615,793)	(23,259,559)

Increase (decrease) in net assets derived from capital share transactions	15,215,552	6,006,133

Net increase (decrease) in net assets	32,862,499	14,661,915

Net Assets
Beginning of period	126,762,672	112,100,757

End of period	$159,625,171	$126,762,672

Undistributed net investment income at end of period	$1,015,745	$2,897,414

68 MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows for the six months ended April 30, 2011 (unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$20,544,362
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Investments purchased	(148,068,109)
Investments sold	125,286,390
Purchases to cover securities sold short	(47,067,724)
Securities sold short	56,569,463
Purchase of short term investments, net	470,439
Increase in investment securities sold receivable	(2,895,906)
Increase in dividends and interest receivable	(550,318)
Increase in other assets	(106,129)
Increase in investment securities purchased payable	2,756,847
Increase in dividends payable for securities sold short	44,588
Decrease in cash collateral due to broker	(479)
Increase in professional fees payable	13,112
Increase in custodian payable	10,675
Increase in shareholder communication payable	1,918
Increase in due to Trustees	149
Increase in due to manager	51,684
Decrease in due to transfer agent	(75)
Increase in due to NYLIFE Distributors	45
Decrease in accrued expenses and other liabilities	(472)
Net change in unrealized (appreciation) depreciation on investments	(15,363,062)
Net realized gain from investments	(9,230,943)
Net change in unrealized (appreciation) depreciation on securities sold short	1,032,479
Net realized loss from securities sold short	4,010,902

Net cash used in operating activities	(12,490,164)

Cash flows from financing activities:
Proceeds from shares sold	23,962,979
Payment on shares redeemed	(11,609,206)
Cash distributions paid	(695)

Net cash from financing activities	12,353,078

Net decrease in cash:	(137,086)
Cash at beginning of period	221,243

Cash at end of period	$84,157

Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $2,896,720.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 69

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$6.77		$6.31	$5.20	$8.74

Net investment income (loss) (a)	0.04		0.07	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.97		0.52	1.04	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—	—	—

Total from investment operations	1.01		0.59	1.11	(3.54)

Less dividends:
From net investment income	(0.14)		(0.13)	—	—

Net asset value at end of period	$7.64		$6.77	$6.31	$5.20

Total investment return (b)	15.12	%(c)	9.57%	21.35%	(40.50	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16	%††	1.06%	1.37%	0.82	% ††
Net expenses (excluding short sale expenses)	1.70	%††	1.70%	1.70%	1.70	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.85	%††	3.06%	3.28%	3.40	% ††
Short sale expenses	1.06	%††	1.18%	1.37%	1.19	% ††
Portfolio turnover rate	70%		160%	143%	204%
Net assets at end of period (in 000’s)	$252		$186	$111	$90

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

70 MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
							September 28,
	Six months						2007**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010	2009		2008	2007
Net asset value at beginning of period	$6.77		$6.31	$5.19		$10.32	$10.00

Net investment income (loss) (a)	0.05		0.05	0.07		0.08	0.05
Net realized and unrealized gain (loss) on investments	0.97		0.55	1.05		(5.17)	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—	—		—	—

Total from investment operations	1.02		0.60	1.12		(5.09)	0.32

Less dividends and distributions:
From net investment income	(0.14)		(0.14)	—		(0.02)	—
From net realized gain on investments	—		—	—		(0.02)	—

Total dividends and distributions	(0.14)		(0.14)	—		(0.04)	—

Net asset value at end of period	$7.65		$6.77	$6.31		$5.19	$10.32

Total investment return (b)	15.38	%(c)	9.49%	21.58	%(d)	(49.50%)	3.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	%††	0.88%	1.27%		0.96%	6.17	%††
Net expenses (excluding short sales expenses)	1.60	%††	1.60%	1.60%		1.60%	1.60	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.71	%††	2.87%	3.13%		3.11%	7.37	%††
Short sale expenses	1.08	%††	1.15%	1.32%		1.05%	0.98	%††
Portfolio turnover rate	70%		160%	143%		204%	26%
Net assets at end of period (in 000’s)	$122		$75	$97		$61	$32

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 71

Financial Highlights selected per share data and ratios

	Class C
						September 28,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$6.64		$6.20	$5.15	$10.32	$10.00

Net investment income (loss) (a)	0.02		0.02	0.02	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	0.94		0.52	1.03	(5.13)	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—	—	—	—

Total from investment operations	0.96		0.54	1.05	(5.14)	0.32

Less dividends and distributions:
From net investment income	(0.09)		(0.10)	—	(0.01)	—
From net realized gain on investments	—		—	—	(0.02)	—

Total dividends and distributions	(0.09)		(0.10)	—	(0.03)	—

Net asset value at end of period	$7.51		$6.64	$6.20	$5.15	$10.32

Total investment return (b)	14.63	%(c)	8.84%	20.39%	(49.90%)	3.10	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57	%††	0.33%	0.36%	(0.08%)	5.75	%††
Net expenses (excluding short sale expenses)	2.45	%††	2.45%	2.45%	2.41%	2.35	%††
Expenses (including short sales expenses, before waiver/reimbursement)	3.61	%††	3.81%	3.98%	3.94%	8.12	%††
Short sale expenses	1.07	%††	1.19%	1.32%	1.01%	0.98	%††
Portfolio turnover rate	70%		160%	143%	204%	26%
Net assets at end of period (in 000’s)	$145		$100	$69	$44	$27

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

72 MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
						September 28,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$6.80		$6.34	$5.21	$10.32	$10.00

Net investment income (loss) (a)	0.05		0.09	0.09	0.22	0.06
Net realized and unrealized gain (loss) on investments	0.98		0.52	1.04	(5.29)	0.26
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—	—	—	—

Total from investment operations	1.03		0.61	1.13	(5.07)	0.32

Less dividends and distributions:
From net investment income	(0.16)		(0.15)	—	(0.02)	—
From net realized gain on investments	—		—	—	(0.02)	—

Total dividends and distributions	(0.16)		(0.15)	—	(0.04)	—

Net asset value at end of period	$7.67		$6.80	$6.34	$5.21	$10.32

Total investment return (b)	15.39	%(c)	9.83%	21.69%	(49.29%)	3.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52	%††	1.37%	1.74%	2.80%	6.78	%††
Net expenses (excluding short sale expenses)	1.35	%††	1.35%	1.35%	1.35%	1.35	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.44	%††	2.65%	2.92%	2.73%	7.12	%††
Short sale expenses	1.06	%††	1.18%	1.36%	0.98%	0.98	%††
Portfolio turnover rate	70%		160%	143%	204%	26%
Net assets at end of period (in 000’s)	$159,105		$126,402	$111,823	$75,912	$11,905

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 73

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund (collectively, referred to as the “130/30 Funds” and each individually referred to as a “130/30 Fund”). Each is a diversified fund. Each 130/30 Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective 130/30 Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

A 130/30 fund is a fund that invests up to approximately 130 percent of its assets in long positions (either directly or indirectly through derivatives), while up to approximately 30 percent of its assets are sold short (either directly or indirectly through derivatives). The proceeds from the short strategies may be used to purchase all or a portion of the additional 30% of the long positions.

Class A, Class C and Class I shares of the 130/30 Funds commenced operations on the dates indicated below:

Commencement
of Operations	Funds

June 29, 2007	MainStay 130/30 Core Fund MainStay 130/30 Growth Fund

September 28, 2007	MainStay 130/30 International Fund

Investor Class shares for the 130/30 Funds commenced operations on February 28, 2008.

The 130/30 Funds each currently offer four classes of shares, Investor Class, Class A, Class C and Class I. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV without imposition of a front-end sales charge or a CDSC. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the 130/30 Funds is as follows:

The MainStay 130/30 Core Fund seeks long-term growth of capital, with income as a secondary consideration.

The MainStay 130/30 Growth Fund seeks long-term growth of capital.

The MainStay 130/30 International Fund seeks to provide long-term growth of capital with income as a secondary objective.

Note 2–Significant Accounting Policies

The 130/30 Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the 130/30 Funds are open for business (“valuation date”).

“Fair value” is defined as the price that a 130/30 Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the 130/30 Funds. Unobservable inputs reflect each 130/30 Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the 130/30 Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the 130/30 Funds to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The 130/30 Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have

74    MainStay 130/30 Funds

prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The 130/30 Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the 130/30 Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The 130/30 Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for each 130/30 Fund’s investments is included at the end of each 130/30 Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the 130/30 Funds’ Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the 130/30 Funds’ Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the MainStay 130/30 International Fund held a security with a value of $12 and a security sold short with a value of $(102,242) that were valued in such a manner. Additionally at April 30, 2011, the MainStay 130/30 Core and MainStay 130/30 Growth Funds did not hold any securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the 130/30 Funds principally trade, and the time at which the 130/30 Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the 130/30 Funds’ Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy.

Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the 130/30 Funds were not fair valued.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a 130/30 Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the 130/30 Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a 130/30 Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the 130/30 Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

mainstayinvestments.com    75

Notes to Financial Statements (unaudited) (continued)

(B) Income Taxes. Each of the 130/30 Funds is treated as a separate entity for federal income tax purposes. The 130/30 Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each 130/30 Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the 130/30 Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the 130/30 Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the 130/30 Funds’ financial statements. The 130/30 Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The 130/30 Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective 130/30 Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The 130/30 Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the 130/30 Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual 130/30 Funds in proportion to the net assets of the respective 130/30 Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each 130/30 Fund, including those of related parties to the 130/30 Funds, are shown in each 130/30 Fund’s Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The 130/30 Funds may enter into repurchase agreements to earn income. The 130/30 Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the 130/30 Funds’ Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the 130/30 Funds invest in repurchase agreements, the 130/30 Funds’ custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the 130/30 Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective 130/30 Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The MainStay 130/30 Growth Fund is subject to equity price risk in the normal course of investment in these transactions. The MainStay 130/30 Growth Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The MainStay 130/30 Growth Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the MainStay 130/30 Growth Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. As of April 30, 2011, the MainStay 130/30 Core Fund and the MainStay 130/30 International Fund did not hold any futures contracts.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the MainStay 130/30 Growth Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts,

76    MainStay 130/30 Funds

interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the MainStay 130/30 Growth Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the MainStay 130/30 Growth Fund, the MainStay 130/30 Growth Fund may not be entitled to the return of all of the margin owed to the MainStay 130/30 Growth Fund, potentially resulting in a loss. The MainStay 130/30 Growth Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The MainStay 130/30 Growth Fund’s investment in futures contracts and other derivatives may increase the volatility of the MainStay 130/30 Growth Fund’s NAV and may result in a loss to the MainStay 130/30 Growth Fund. The MainStay 130/30 Growth Fund had no open futures contracts at April 30, 2011.

(I) Securities Sold Short. The 130/30 Funds typically engage in short sales as part of their investment strategies. When a 130/30 Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the 130/30 Funds sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense on the Statement of Operations.

(J) Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows of each 130/30 Fund is the amount included in the 130/30 Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(K) Foreign Currency Forward Contracts. The 130/30 Funds may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The 130/30 Funds are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by ”marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the 130/30 Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the 130/30 Funds’ basis in the contract. The 130/30 Funds enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the 130/30 Funds’ returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a 130/30 Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the 130/30 Funds may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the 130/30 Funds than if they had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the 130/30 Funds’ assets. Moreover, there may be an imperfect correlation between the 130/30 Funds’ holdings of securities denominated in a particular currency and the forward contracts entered into by the 130/30 Funds. Such imperfect correlation may prevent the 130/30 Funds from achieving the intended hedge or expose the 130/30 Funds to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects a 130/30 Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2011, the 130/30 Funds did not hold any foreign currency forward contracts.

(L) Foreign Currency Transactions. The books and records of the 130/30 Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the 130/30 Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) Rights/Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The 130/30 Funds generally enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a

mainstayinvestments.com    77

Notes to Financial Statements (unaudited) (continued)

greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The 130/30 Funds could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The 130/30 Funds are exposed to risk until each sale is completed.

(N) Concentration of Risk. The MainStay 130/30 International Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the MainStay 130/30 International Fund to meet its obligations may be affected by economic or political developments in a specific country, industry or region.

(O) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the 130/30 Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The 130/30 Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the 130/30 Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the 130/30 Funds.

(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the 130/30 Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the 130/30 Funds’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

MainStay 130/30 Core Fund

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights Sold Short	Net realized gain (loss) on investments sold short	$(7,059)	$(7,059)

Total Realized Loss		$(7,059)	$(7,059)

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights Sold Short	Net change in unrealized appreciation (depreciation) on investments sold short	$(4,290)	$(4,290)

Total Change in Unrealized Appreciation (Depreciation)		$(4,290)	$(4,290)

Number of Contracts, Notional Amounts or Shares/Units (1)

Equity
Contracts
	Risk	Total

Rights Sold Short (2)	(9,533)–0	(9,533)–0

(1)	Amount disclosed represents the minimum and maximum held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

MainStay 130/30 Growth Fund

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$6,187	$6,187

Total Realized Gain		$6,187	$6,187

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Futures Contracts (2)	2	2

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

78    MainStay 130/30 Funds

MainStay 130/30 International Fund

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

	Statement of
	Assets and	Equity
	Liabilities	Contracts
	Location	Risk	Total

Warrants	Investment in securities, at value	$59,960	$59,960

Total Fair Value		$59,960	$59,960

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights	Net realized gain (loss) on security transactions	$83,715	$83,715

Total Realized Gain (Loss)		$83,715	$83,715

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights	Net change in unrealized appreciation (depreciation) on security transactions	$119	$119
Warrants	Net change in unrealized appreciation (depreciation) on security transactions	53,430	53,430
Rights Sold Short	Net change in unrealized appreciation (depreciation) on investments sold short	583	583

Total Change in Unrealized Appreciation (Depreciation)		$54,132	$54,132

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Rights (2)	20,465	20,465
Warrants (2)	82,317	82,317
Rights Sold Short (2)	(7,070)	(7,070)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the 130/30 Funds’ Manager, pursuant to a Management Agreement, as amended (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the 130/30 Funds. Except for the portion of salaries and expenses that are the responsibility of the 130/30 Funds, the Manager also pays the salaries and expenses of all personnel affiliated with the 130/30 Funds and the operational expenses of the 130/30 Funds. Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to and manages the day-to-day investment operations of the 130/30 Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Madison Square Investors, New York Life Investments pays for the Subadvisor’s services.

Each 130/30 Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of average daily net assets of each 130/30 Fund as follows:

MainStay 130/30 Core Fund	1.00%

MainStay 130/30 Growth Fund	1.00

MainStay 130/30 International Fund	1.10

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares as set forth in the table below:

Class A

MainStay 130/30 Core Fund	1.50%

MainStay 130/30 Growth Fund	1.50

MainStay 130/30 International Fund	1.60

New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of each 130/30 Fund. This expense limitation agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, the Manager has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of each 130/30 Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages:

	Investor
	Class	Class C

MainStay 130/30 Core Fund	1.60%	2.35%

MainStay 130/30 Growth Fund	1.60	2.35

MainStay 130/30 International Fund	1.70	2.45

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Notes to Financial Statements (unaudited) (continued)

These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the 130/30 Funds and waived/reimbursed its fees pursuant to the agreements described above as follows:

		Waived
	Fees	Fees

MainStay 130/30 Core Fund	$1,559,518	$—

MainStay 130/30 Growth Fund	37,136	68,326

MainStay 130/30 International Fund	737,433	22,294

State Street Bank & Trust (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the 130/30 Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the 130/30 Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the 130/30 Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the 130/30 Funds’ administrative operations. For providing these services to the 130/30 Funds, State Street is compensated by New York Life Investments.

(B) Distribution, Service and Shareholder Fees. The Trust, on behalf of the 130/30 Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The 130/30 Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from applicable Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, applicable Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the 130/30 Funds for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the 130/30 Funds’ shares and service activities.

(C) Sales Charges. The 130/30 Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2011 were as follows:

MainStay 130/30 Core Fund

Investor Class	$268

Class A	518

MainStay 130/30 Growth Fund

Investor Class	$242

Class A	99

MainStay 130/30 International Fund

Investor Class	$291

Class A	107

The MainStay 130/30 Core and MainStay 130/30 International Fund were also advised that the Distributor retained CDSCs on redemptions of Class C shares of $25 and $13, respectively for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the 130/30 Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the 130/30 Funds for the six-month period ended April 30, 2011, were as follows:

MainStay 130/30 Core Fund	Total

Investor Class	$116

Class A	4

Class C	414

Class I	5,457

MainStay 130/30 Growth Fund	Total

Investor Class	$159

Class A	316

Class C	209

Class I	5,146

MainStay 130/30 International Fund	Total

Investor Class	$178

Class A	4

Class C	97

Class I	5,457

(E) Small Account Fees. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the 130/30 Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

80    MainStay 130/30 Funds

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the 130/30 Funds with the following values and percentages of net assets as follows:

MainStay 130/30 Core Fund

Investor Class	$24,372	17.8%

Class A	21,223	7.0

Class C	20,580	4.7

Class I	21,274,994	7.8

MainStay 130/30 Growth Fund

Investor Class	$23,373	12.6%

Class A	22,600	6.9

Class C	21,950	8.7

Class I	1,188,538	23.1

MainStay 130/30 International Fund

Investor Class	$22,768	9.0%

Class A	20,040	16.4

Class C	19,397	13.4

Class I	27,471	0.0	‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the 130/30 Funds by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the 130/30 Funds through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay 130/30 Core Fund	$3,935

MainStay 130/30 Growth Fund	94

MainStay 130/30 International Fund	1,830

Effective March 18, 2011, the 130/30 Funds are no longer directly responsible for any portion of the cost of legal services provided to the 130/30 Funds by OGC.

Note 4–Federal Income Tax

MainStay 130/30 Core Fund

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $14,138,361 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Core Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$14,138

MainStay 130/30 Growth Fund

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $2,523,451 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Growth Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$2,523

MainStay 130/30 International Fund

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $34,750,327 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$5,878
2017	28,872

Total	$34,750

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

2010
	Tax Based	Tax Based
	Distributions	Distributions
	from Ordinary	from Long-Term
	Income	Capital Gains	Total

MainStay 130/30 Core Fund	$1,164,737	$—	$1,164,737
MainStay 130/30 Growth Fund	—	—	—
MainStay 130/30 International Fund	2,766,179	—	2,766,179

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Notes to Financial Statements (unaudited) (continued)

Note 5–Foreign Currency Transactions

MainStay 130/30 International Fund

As of April 30, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Australian Dollar (a)	AUD	(475)	USD	(519)	USD	(521)

Euro	EUR	2,161		3,207		3,201

Hong Kong Dollar (a)	HKD	(176)		(23)		(23)

Israeli Shekel	ILS	110,584		32,566		32,715

Japanese Yen	JPY	1,215,914		14,927		14,990

Pound Sterling	GBP	7,788		12,944		13,009

Swiss Franc	CHF	12,202		13,962		14,107

Total			USD	77,064	USD	77,478

(a)	Currency was overdrawn as of April 30, 2011.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the 130/30 Funds. Custodial fees are charged to the 130/30 Funds based on the market value of securities in the 130/30 Funds and the number of certain cash transactions incurred by the 130/30 Funds.

Note 7–Line of Credit

The 130/30 Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the 130/30 Funds on the amended credit agreement during the six-month period ended April 30, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

For the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were as follows:

	MainStay 130/30		MainStay 130/30		MainStay 130/30
	Core Fund		Growth Fund		International Fund
	Purchases	Sales	Purchases	Sales	Purchases	Sales

U.S. Government Securities	$—	$—	$—	$—	$—	$—

All Others	207,671	358,604	7,684	12,849	148,068	125,286

Total	$207,671	$358,604	$7,684	$12,849	$148,068	$125,286

82    MainStay 130/30 Funds

Note 9–Capital Share Transactions

MainStay 130/30 Core Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	6,343	$49,874
Shares issued to shareholders in reinvestment of dividends	3	25
Shares redeemed	(1,243)	(10,241)

Net increase (decrease)	5,103	$39,658

Year ended October 31, 2010:
Shares sold	3,416	$23,443
Shares issued to shareholders in reinvestment of dividends	9	65
Shares redeemed	(147)	(924)

Net increase (decrease) in shares outstanding before conversion	3,278	22,584
Shares converted from Investor Class (See Note 1)	(442)	(3,035)

Net increase (decrease)	2,836	$19,549

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	14,485	$117,741
Shares issued to shareholders in reinvestment of dividends	21	162
Shares redeemed	(10,053)	(78,772)

Net increase (decrease)	4,453	$39,131

Year ended October 31, 2010:
Shares sold	38,796	$280,300
Shares issued to shareholders in reinvestment of dividends	30	205
Shares redeemed	(29,511)	(196,775)

Net increase (decrease) in shares outstanding before conversion	9,315	83,730
Shares converted into Class A (See Note 1)	442	3,035
Shares converted from Class A (a)	(1)	(8)

Net increase (decrease)	9,756	$86,757

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	13,454	$98,006
Shares issued to shareholders in reinvestment of dividends	4	32
Shares redeemed	(1,222)	(9,073)

Net increase (decrease)	12,236	$88,965

Year ended October 31, 2010:
Shares sold	6,170	$42,929
Shares redeemed	(24,324)	(159,236)

Net increase (decrease)	(18,154)	$(116,307)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	3,759,652	$29,537,830
Shares issued to shareholders in reinvestment of dividends	151,742	1,166,377
Shares redeemed	(17,637,190)	(141,325,239)

Net increase (decrease)	(13,725,796)	$(110,621,032)

Year ended October 31, 2010:
Shares sold	21,018,600	$144,417,239
Shares issued to shareholders in reinvestment of dividends	158,510	1,084,207
Shares redeemed	(4,981,718)	(34,703,839)

Net increase (decrease) in shares outstanding before conversion	16,195,392	110,797,607
Shares converted into Class I (a)	1	8

Net increase (decrease)	16,195,393	$110,797,615

MainStay 130/30 Growth Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	5,686	$48,077
Shares redeemed	(982)	(8,589)

Net increase (decrease)	4,704	$39,488

Year ended October 31, 2010:
Shares sold	8,406	$63,475
Shares redeemed	(5,134)	(38,755)

Net increase (decrease)	3,272	$24,720

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	13,355	$119,745
Shares redeemed	(22,958)	(202,186)

Net increase (decrease)	(9,603)	$(82,441)

Year ended October 31, 2010:
Shares sold	46,247	$353,699
Shares redeemed	(21,412)	(159,860)

Net increase (decrease) in shares outstanding before conversion	24,835	193,839
Shares converted from Class A (a)	(1,332)	(10,280)

Net increase (decrease)	23,503	$183,559

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	6,235	$54,633
Shares redeemed	(456)	(3,896)

Net increase (decrease)	5,779	$50,737

Year ended October 31, 2010:
Shares sold	13,525	$107,106
Shares redeemed	(14,097)	(100,116)

Net increase (decrease)	(572)	$6,990

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Notes to Financial Statements (unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	260,793	$2,310,908
Shares redeemed	(754,787)	(6,623,473)

Net increase (decrease)	(493,994)	$(4,312,565)

Year ended October 31, 2010:
Shares sold	289,232	$2,203,861
Shares redeemed	(8,016,108)	(62,569,977)

Net increase (decrease) in shares outstanding before conversion	(7,726,876)	(60,366,116)
Shares converted into Class I (a)	1,321	10,280

Net increase (decrease)	(7,725,555)	$(60,355,836)

MainStay 130/30 International Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	7,486	$52,531
Shares issued to shareholders in reinvestment of dividends	569	3,906
Shares redeemed	(2,408)	(16,670)

Net increase (decrease)	5,647	$39,767

Year ended October 31, 2010:
Shares sold	10,716	$66,638
Shares issued to shareholders in reinvestment of dividends	384	2,435
Shares redeemed	(1,358)	(8,605)

Net increase (decrease)	9,742	$60,468

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	19,999	$141,705
Shares issued to shareholders in reinvestment of dividends	240	1,648
Shares redeemed	(15,313)	(104,006)

Net increase (decrease)	4,926	$39,347

Year ended October 31, 2010:
Shares sold	6,096	$38,868
Shares issued to shareholders in reinvestment of dividends	275	1,741
Shares redeemed	(7,610)	(47,119)

Net increase (decrease) in shares outstanding before conversion	(1,239)	(6,510)
Shares converted from Class A (a)	(3,061)	(18,452)

Net increase (decrease)	(4,300)	$(24,962)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	4,296	$30,126
Shares issued to shareholders in reinvestment of dividends	183	1,237
Shares redeemed	(236)	(1,689)

Net increase (decrease)	4,243	$29,674

Year ended October 31, 2010:
Shares sold	5,989	$37,783
Shares issued to shareholders in reinvestment of dividends	203	1,274
Shares redeemed	(2,286)	(14,305)

Net increase (decrease)	3,906	$24,752

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	3,372,911	$23,710,263
Shares issued to shareholders in reinvestment of dividends	420,048	2,889,929
Shares redeemed	(1,619,235)	(11,493,428)

Net increase (decrease)	2,173,724	$15,106,764

Year ended October 31, 2010:
Shares sold	4,276,409	$26,356,683
Shares issued to shareholders in reinvestment of dividends	434,005	2,760,270
Shares redeemed	(3,784,390)	(23,189,530)

Net increase (decrease) in shares outstanding before conversion	926,024	5,927,423
Shares converted into Class I (a)	3,051	18,452

Net increase (decrease)	929,075	$5,945,875

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class and Class A shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class and Class A shares.

An investor or an investor’s financial intermediary may contact the applicable 130/30 Fund to request a voluntary conversion between shares classes of the same 130/30 Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the 130/30 Funds as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the 130/30 Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

84    MainStay 130/30 Funds

Board Consideration and Approval of Management Agreements and Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements between the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund (“130/30 Funds”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreements between New York Life Investments and Madison Square Investors LLC (“MSI”) on behalf of the 130/30 Funds.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MSI as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MSI in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MSI at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the 130/30 Funds prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the 130/30 Funds’ investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the 130/30 Funds, and the rationale for any differences in the 130/30 Funds’ management and/or subadvisory fees and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the 130/30 Funds to New York Life Investments and its affiliates, including MSI as subadvisor to the 130/30 Funds, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the 130/30 Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the 130/30 Funds by New York Life Investments and MSI; (ii) the investment performance of the 130/30 Funds, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MSI as subadvisor to the 130/30 Funds, from their relationship with the 130/30 Funds; (iv) the extent to which economies of scale may be realized as the 130/30 Funds grow, and the extent to which economies of scale may benefit 130/30 Funds investors; and (v) the reasonableness of the 130/30 Funds’ management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the 130/30 Funds, and that the 130/30 Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the 130/30 Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the 130/30 Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the 130/30 Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the 130/30 Funds, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the 130/30 Funds’ legal and compliance environment, for overseeing MSI’s compliance with the 130/30 Funds’ policies and investment objectives, and for implementing Board directives as they relate to the 130/30 Funds. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the 130/30 Funds, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the

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Board Consideration and Approval of Management Agreements and Subadvisory Agreements (Unaudited) (continued)

130/30 Funds’ officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the 130/30 Funds’ prospectus.

The Board also examined the nature, extent and quality of the services that MSI provides to the 130/30 Funds. The Board evaluated MSI’s experience in serving as subadvisor to the 130/30 Funds and managing other portfolios. It examined MSI’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI’s overall legal and compliance environment. The Board also reviewed MSI’s willingness to invest in personnel designed to benefit the 130/30 Funds. In this regard, the Board considered the experience of the 130/30 Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the 130/30 Funds likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MSI’s experience, personnel, operations and resources.

Investment Performance

In evaluating the 130/30 Funds’ investment performance, the Board considered investment performance results in light of the 130/30 Funds’ investment objectives, strategies and risks, as disclosed in the 130/30 Funds’ prospectus. Throughout the year, the Board particularly considered the detailed investment report on the 130/30 Funds’ performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the 130/30 Funds’ gross and net returns, the 130/30 Funds’ investment performance relative to relevant investment categories and Fund benchmarks, the 130/30 Funds’ risk-adjusted investment performance, and the 130/30 Funds’ investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the 130/30 Funds as compared to peer funds. In evaluating the performance of the 130/30 Funds, the Board also took into account whether the 130/30 Funds had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the 130/30 Funds’ investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the 130/30 Funds’ investment performance, as well as discussions between the 130/30 Funds’ portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the 130/30 Funds, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The 130/30 Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the 130/30 Funds’ prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the 130/30 Funds. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the 130/30 Funds, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the 130/30 Funds, and that New York Life Investments is responsible for paying the subadvisory fees for the 130/30 Funds. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the 130/30 Funds, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the 130/30 Funds. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that each 130/30 Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the 130/30 Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the 130/30 Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the 130/30 Funds. The Board recognized, for example, the benefits to MSI from legally permitted “soft-dollar” arrangements by

86    MainStay 130/30 Funds

which brokers provide research and other services to MSI in exchange for commissions paid by certain 130/30 Funds with respect to trades on the respective 130/30 Funds’ portfolio securities. The Board further considered that, in addition to fees earned by New York Life Investments for managing the 130/30 Funds, New York Life Investments’ affiliates also earn revenues from serving the 130/30 Funds in various other capacities, including as the 130/30 Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the 130/30 Funds to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the 130/30 Funds to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the 130/30 Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the 130/30 Funds supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the 130/30 Funds Grow

The Board also considered whether the 130/30 Funds’ expense structures permitted economies of scale to be shared with 130/30 Fund investors. The Board reviewed information from New York Life Investments showing how the 130/30 Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the 130/30 Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the 130/30 Funds benefit from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the 130/30 Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the 130/30 Funds’ expense structures appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the 130/30 Funds’ expense structures as the 130/30 Funds grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the 130/30 Funds’ expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the 130/30 Funds to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the 130/30 Funds. The Board also considered the impact of the 130/30 Funds’ expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the 130/30 Funds’ total ordinary operating expenses.

In assessing the reasonableness of the 130/30 Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the 130/30 Funds. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the 130/30 Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the 130/30 Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the 130/30 Funds’ average net assets. The Board took into account information from New York Life Investments showing that the 130/30 Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the 130/30 Funds’ transfer agent, charges the 130/30 Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the 130/30 Funds.

The Board observed that, because the 130/30 Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class

mainstayinvestments.com    87

Board Consideration and Approval of Management Agreements and Subadvisory Agreements (Unaudited) (continued)

shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the 130/30 Funds’ management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

88    MainStay 130/30 Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the 130/30 Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The 130/30 Funds are required to file with the SEC its proxy voting records for each of its funds for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each 130/30 Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each 130/30 Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    89

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23015 MS136-11	MS30ALL10-06/11
C2

MainStay Cash Reserves Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	15

Notes to Financial Statements	19

Board Consideration and Approval of Management Agreement	23

Proxy Voting Policies and Procedures and Proxy Voting Record	26

Shareholder Reports and Quarterly Portfolio Disclosure	26

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period Ended April 30, 2011

						Gross
						Expenses
Class	Sales Charge	Six Months	One Year	Five Years	Ten Years	Ratio[2]

Class I Shares[3]	No Sales Charge	0.01%	0.01%	2.06%	1.97%	0.59%

Sweep Shares[3]	No Sales Charge	0.01	0.01	1.76	1.57	1.09

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of April 30, 2011, MainStay Cash Reserves Fund had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01% for Class I shares and an effective 7-day yield of 0.01% and a 7-day current yield of 0.01% for Sweep Shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been −0.39% and −0.39% for Class I shares, respectively, and −0.89% and −0.89% for Sweep Shares, respectively. The current yield reflects the Fund’s earnings better than does the Fund’s total return. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Average Lipper Institutional Money Market Fund[4]	0.03%	0.07%	2.23%	2.11%

4.	The average Lipper institutional money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the institutional money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges, expenses or taxes. Lipper averages are not class specific. Lipper returns are unaudited.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Cash Reserves Fund

Cost in Dollars of a $1,000 Investment in MainStay Cash Reserves Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Class I Shares	$1,000.00	$1,000.10	$1.04	$1,023.80	$1.05

Sweep Shares	$1,000.00	$1,000.10	$1.04	$1,023.80	$1.05

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.21% for Class I Shares and 0.21% for Sweep Shares) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

Other Commercial Paper	44.5
Financial Company Commercial Paper	13.8
Treasury Repurchase Agreements	12.9
Treasury Debt	9.3
Other Notes	8.0
Government Agency Debt	6.3
Government Agency Repurchase Agreement	4.3
Asset - Backed Commercial Paper	1.2
Other Assets, Less Liabilities	(0.3)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8    MainStay Cash Reserves Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments,1 the Fund’s Manager.

How did MainStay Cash Reserves Fund perform relative to its peers during the six months ended April 30, 2011?

As of April 30, 2011, MainStay Cash Reserves Fund Class I shares and Sweep Shares each provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the six months ended April 30, 2011, MainStay Cash Reserves Fund Class I shares and Sweep Shares both returned 0.01%. Both share classes underperformed the 0.03% return of the average Lipper2 institutional money market fund for the six months ended April 30, 2011.

What factors affected the Fund’s relative performance during the reporting period?

A variety of factors affected the Fund’s relative performance during the reporting period. Repurchase rates declined dramatically, which detracted from the Fund’s relative performance because we had been using these securities to help satisfy the five-day liquidity requirement instituted by regulators last year. During the reporting period, some of the longer-dated higher-yielding floating-rate securities backed by the Federal Deposit Insurance Corporation (FDIC) that we purchased in 2009 began to mature. The maturities of the higher-yielding FDIC-backed securities detracted from performance. An underweight position in longer-maturity European bank securities—a higher-yielding sector—detracted from relative performance. On the positive side, asset-backed securities and floating-rate agency securities added to the Fund’s relative performance.

What was the Fund’s duration3 (or days-to-maturity) strategy during the reporting period?

During the reporting period, we kept the Fund’s average weighted duration at 50 days or longer (but less than 60 days). We view this as a longer duration because regulations prevent money market funds from maintaining an average weighted duration longer than 60 days. Our positioning sought to capitalize on an upward-sloping yield curve,4 primarily by investing in longer-maturity Treasury coupon securities (270 to 397 days to maturity at the time of purchase).

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Federal Open Market Committee (FOMC) kept the federal funds target rate in a very low range, which gave us the confidence to go out further on an upward-sloping yield curve. The results were investments primarily in longer-dated Treasury coupon securities and asset-backed securities. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are typically much shorter.) We were comfortable “using duration” in this environment, that is, having a longer average life, because the FOMC stated that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

We hedged this positioning by participating in the floating-rate securities market. In our opinion, the use of floating-rate securities offered two potential advantages. First, if interest rates rose we would participate in the upward movement. Second, floating-rate securities offered what we felt were compelling yields compared to other available investments.

Our negative view on foreign banks continued during the reporting period and was reinforced during the European sovereign debt crisis. For the most part, we avoided this sector, except for certain shorter-dated commercial paper investments in some of the stronger issuers.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

The strongest contributors to the Fund’s performance included floating-rate securities (corporate and agency floaters) and asset-backed securities. The weakest contributors to the Fund’s performance were repurchase agreements and the Fund’s nonparticipation in longer-maturity Yankee bank issues.

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases that added to the Fund’s return during the reporting period included the asset-backed securities of Great America Leasing Receivables and Macquarie Equipment Funding Trust. The Fund’s yield was also strengthened by investments in the floating-rate securities of Federal Farm Credit Bank, Federal Home Loan Bank, Toronto-Dominion Bank and Sanofi-Aventis S.A. There were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings in repurchase agreements, Treasury securities and asset-backed securities. The Fund decreased its weightings in FDIC-backed securities and agency securities.

 1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments April 30, 2011 (unaudited)

	Principal	Amortized
	Amount	Cost
Short-Term Investments 100.3%†

Asset-Backed Commercial Paper 1.2%
Straight-A Funding LLC 0.20%, due 7/5/11 (a)(b)	$9,005,000	$9,001,748

		9,001,748

Financial Company Commercial Paper 13.8%
Bank of America Corp. 0.24%, due 5/9/11 (a)	9,250,000	9,249,507
BNP Paribas Finance, Inc. 0.08%, due 5/6/11 (a)	9,250,000	9,249,897
0.24%, due 6/6/11 (a)	9,000,000	8,997,840
0.30%, due 8/29/11 (a)	9,210,000	9,200,790
John Deere Credit Ltd. 0.14%, due 5/18/11 (a)(b)	12,300,000	12,299,187
National Cooperative Services
0.22%, due 5/4/11 (a)	5,405,000	5,404,901
0.28%, due 6/1/11 (a)	9,005,000	9,002,829
National Rural Utilities Cooperative Finance Corp. 0.23%, due 5/31/11 (a)	6,845,000	6,843,688
PACCAR Financial Corp. 0.15%, due 5/3/11 (a)	8,280,000	8,279,931
0.24%, due 5/12/11 (a)	7,225,000	7,224,470
Private Export Funding Corp. 0.31%, due 5/11/11 (a)(b)	8,825,000	8,824,240
Rabobank U.S.A. Financial Corp. 0.20%, due 7/7/11 (a)	9,005,000	9,001,648

		103,578,928

Government Agency Debt 6.3%
Federal Farm Credit Bank
0.14%, due 11/4/11 (c)	6,920,000	6,920,000
0.176%, due 9/16/11 (c)	5,250,000	5,249,901
0.25%, due 1/12/12 (c)	8,840,000	8,840,000
Federal Home Loan Bank
0.19%, due 1/24/12 (c)	7,135,000	7,135,000
0.201%, due 7/29/11 (c)	8,500,000	8,500,000
Federal Home Loan Mortgage Corporation (Discount Note) 0.25%, due 5/2/11 (a)	2,200,000	2,199,985
Federal National Mortgage Association 0.174%, due 9/19/11 (c)	8,750,000	8,750,179

		47,595,065

Government Agency Repurchase Agreement 4.3%
SG Americas Securities LLC 0.03%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $32,400,081 (Collateralized by United States Agency Obligations with rates between 3.125%—4.875% and maturity dates between 5/18/12—12/13/13, with a Principal Amount of $31,019,000 and a Market Value of $33,048,621)	32,400,000	32,400,000

		32,400,000

Other Commercial Paper 44.5%
Archer-Daniels-Midland Co. 0.20%, due 5/12/11 (a)(b)	10,000,000	9,999,389
0.28%, due 5/10/11 (a)(b)	9,000,000	8,999,370
Basin Electric Power Cooperative, Inc. 0.20%, due 5/6/11 (a)(b)	9,000,000	8,999,750
0.21%, due 5/11/11 (a)(b)	7,200,000	7,199,580
Becton, Dickinson & Co. 0.13%, due 5/11/11 (a)	8,575,000	8,574,690
Campbell Soup Co.
0.301%, due 12/14/11 (a)(b)	9,210,000	9,192,578
0.401%, due 11/29/11 (a)(b)	7,230,000	7,212,969
Clorox Co. 0.28%, due 5/13/11 (a)(b)	2,945,000	2,944,725
Coca-Cola Co. (The)
0.17%, due 5/17/11 (a)(b)	9,000,000	8,999,320
0.20%, due 5/9/11 (a)(b)	9,060,000	9,059,597
Colgate-Palmolive Co. 0.08%, due 5/4/11 (a)(b)	9,210,000	9,209,939
Deere & Co. 0.13%, due 5/26/11 (a)(b)	9,210,000	9,209,169
Emerson Electric Co. 0.11%, due 5/2/11 (a)(b)	8,000,000	7,999,976
General Electric Co. 0.19%, due 6/14/11 (a)	7,200,000	7,198,328
General Mills, Inc. 0.20%, due 5/2/11 (a)(b)	2,905,000	2,904,984
Google, Inc. 0.12%, due 5/20/11 (a)(b)	7,005,000	7,004,556
0.13%, due 5/16/11 (a)(b)	9,085,000	9,084,508
H.J. Heinz Finance Co. 0.28%, due 5/26/11 (a)(b)	2,945,000	2,944,427
Honeywell International, Inc. 0.18%, due 6/27/11 (a)(b)	9,000,000	8,997,435
0.24%, due 6/28/11 (a)(b)	7,400,000	7,397,139

†	Percentages indicated are based on Fund net assets.

10 MainStay Cash Reserves Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)

Other Commercial Paper (continued)

Illinois Tool Works, Inc. 0.12%, due 5/6/11 (a)(b)	$5,405,000	$5,404,910
0.13%, due 6/13/11 (a)(b)	7,365,000	7,363,856
0.14%, due 5/10/11 (a)(b)	5,450,000	5,449,809
International Business Machines Corp. 0.11%, due 5/18/11 (a)(b)	6,616,000	6,615,656
Kellogg Co. 0.24%, due 5/18/11 (a)(b)	2,960,000	2,959,664
Medtronic, Inc. 0.10%, due 5/26/11 (a)(b)	3,700,000	3,699,743
0.15%, due 6/9/11 (a)(b)	4,360,000	4,359,291
Novartis Finance Corp. 0.10%, due 5/2/11 (a)(b)	5,550,000	5,549,985
NSTAR Electric Co. 0.08%, due 5/4/11 (a)	7,735,000	7,734,948
PepsiCo, Inc. 0.16%, due 5/23/11 (a)(b)	3,600,000	3,599,648
Procter & Gamble Co. (The)
0.19%, due 6/3/11 (a)(b)	9,120,000	9,118,412
0.20%, due 6/15/11 (a)(b)	9,000,000	8,997,750
Schlumberger Technology Corp. 0.14%, due 5/19/11 (a)(b)	7,400,000	7,399,482
0.16%, due 6/16/11 (a)(b)	2,945,000	2,944,398
0.24%, due 5/31/11 (a)(b)	3,700,000	3,699,260
0.24%, due 6/20/11 (a)(b)	2,825,000	2,824,058
Societe Generale North America, Inc. 0.11%, due 5/2/11 (a)	9,225,000	9,224,972
0.11%, due 5/5/11 (a)	9,250,000	9,249,887
0.235%, due 6/2/11 (a)	9,000,000	8,998,120
South Carolina Electric & Gas Co. 0.32%, due 5/23/11 (a)	2,650,000	2,649,482
Southern Co. Funding Corp. 0.20%, due 5/3/11 (a)(b)	5,550,000	5,549,938
0.20%, due 5/10/11 (a)(b)	7,400,000	7,399,630
0.22%, due 5/5/11 (a)(b)	7,205,000	7,204,824
United Technologies Corp. 0.10%, due 5/23/11 (a)(b)	8,100,000	8,099,505
Virginia Electric and Power Co. 0.33%, due 5/4/11 (a)	2,880,000	2,879,921
Walt Disney Co. (The) 0.13%, due 6/20/11 (a)(b)	9,250,000	9,248,330
WW Grainger, Inc. 0.15%, due 5/19/11 (a)	7,205,000	7,204,460
0.17%, due 5/3/11 (a)	7,200,000	7,199,932
0.17%, due 5/13/11 (a)	9,005,000	9,004,490

		334,766,790

Other Notes 8.0%
Ally Auto Receivables Trust
Series 2011-1, Class A1 0.315%, due 2/15/12	2,177,586	2,177,586
Series 2010-4, Class A1 0.336%, due 11/15/11	651,141	651,141
BMW Vehicle Lease Trust
Series 2011-1, Class A1 0.289%, due 4/20/12	2,925,000	2,925,000
Series 2010-1, Class A1 0.298%, due 10/17/11	216,172	216,172
CarMax Auto Owner Trust
Series 2010-3, Class A1 0.313%, due 11/15/11	388,480	388,480
Series 2011-1, Class A1 0.334%, due 3/15/12	1,826,824	1,826,824
CNH Equipment Trust Series 2010-C, Class A1 0.427%, due 12/9/11	1,409,764	1,409,764
Ford Credit Auto Owner Trust Series 2011-A, Class A1 0.289%, due 2/15/12 (b)	1,534,572	1,534,572
GE Equipment Midticket LLC Series 2010-1, Class A1 0.351%, due 9/14/11 (b)	48,644	48,644
GE Equipment Small Ticket LLC Series 2011-1A, Class A1 0.383%, due 2/21/12 (b)	1,479,535	1,479,535
Great America Leasing Receivables Series 2011-1, Class A1 0.405%, due 3/15/12 (b)	2,755,757	2,755,757
Holmes Master Issuer PLC Series 2010-1A, Class A1 0.369%, due 10/15/11 (b)(c)	3,500,000	3,500,000
Hyundai Auto Receivables Trust Series 2011-A, Class A1 0.318%, due 2/15/12	2,158,331	2,158,331
John Deere Owner Trust Series 2011-A, Class A1 0.306%, due 5/11/12	2,925,000	2,925,000
Macquarie Equipment Funding Trust Series 2011-A, Class A1 0.432%, due 3/20/12 (b)	2,349,042	2,349,042
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A1 0.308%, due 3/15/12 (b)	2,127,345	2,127,345
Navistar Financial Corp. Owner Trust Series 2010-B, Class A1 0.345%, due 10/18/11 (b)	734,445	734,445

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)

Other Notes (continued)

Nissan Auto Receivables Owner Trust
Series 2011-A, Class A1 0.261%, due 4/16/12	$2,925,000	$2,925,000
Series 2010-A, Class A1 0.356%, due 10/17/11	802,142	802,142
PepsiCo, Inc. 0.308%, due 7/15/11 (c)	5,250,000	5,250,559
Sanofi-Aventis SA. 0.358%, due 3/28/12 (c)	8,995,000	8,995,000
Toronto-Dominion Bank (The) 0.307%, due 1/12/12 (c)	7,135,000	7,135,000
Volkswagen Auto Lease Trust Series 2010-A, Class A1 0.299%, due 11/21/11	998,022	998,022
World Omni Auto Receivables Trust Series 2011-A, Class A1 0.294%, due 3/15/12	2,748,820	2,748,820
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A1 0.301%, due 4/15/12	1,900,000	1,900,000

		59,962,181

Treasury Debt 9.3%
United States Treasury Bills
0.15%, due 5/19/11 (a)	9,365,000	9,364,309
0.195%, due 6/30/11 (a)	8,900,000	8,897,107
United States Treasury Notes
0.875%, due 1/31/12	5,525,000	5,553,923
0.875%, due 2/29/12	5,780,000	5,808,302
1.00%, due 8/31/11	8,750,000	8,770,474
1.00%, due 9/30/11	8,670,000	8,695,898
1.00%, due 10/31/11	8,865,000	8,895,975
1.00%, due 12/31/11	5,335,000	5,358,314
1.00%, due 3/31/12	5,830,000	5,869,471
1.00%, due 4/30/12	2,520,000	2,536,659

		69,750,432

Treasury Repurchase Agreements 12.9%
Bank of America N.A. 0.02%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $32,492,054 (Collateralized by a United States Treasury Bond with a rate of 4.375% and a maturity date of 11/15/39, with a Principal Amount of $32,765,000 and a Market Value of $33,141,840)	32,492,000	32,492,000
BNP Paribas 0.03%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $32,400,081 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 11/15/20 with a Principal Amount of $34,548,300 and a Market Value of $33,048,032)	32,400,000	32,400,000
Deutsche Bank Securities, Inc. 0.02%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $32,400,054 (Collateralized by a United States Treasury Bond with a rate of 4.500% and maturity date of 5/15/38 with a Principal Amount of $31,885,800 and a Market Value of $33,048,071)	32,400,000	32,400,000

		97,292,000

Total Short-Term Investments (Amortized Cost $754,347,144) (d)	100.3%	754,347,144
Other Assets, Less Liabilities	(0.3)	(2,312,091)
Net Assets	100.0%	$752,035,053

(a)	Interest rate presented is yield to maturity.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

12 MainStay Cash Reserves Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Short-Term Investments
Asset-Backed Commercial Paper	$—	$9,001,748	$—	$9,001,748
Financial Company Commercial Paper	—	103,578,928	—	103,578,928
Government Agency Debt	—	47,595,065	—	47,595,065
Government Agency Repurchase Agreements	—	32,400,000	—	32,400,000
Other Commercial Paper	—	334,766,790	—	334,766,790
Other Notes	—	59,962,181	—	59,962,181
Treasury Debt	—	69,750,432	—	69,750,432
Treasury Repurchase Agreements	—	97,292,000	—	97,292,000

Total Investments in Securities	$—	$754,347,144	$—	$754,347,144

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The table below sets forth the diversification of MainStay Cash Reserves Fund investments by industry.

Industry Diversification

	Amortized
	Cost	Percent †
Aerospace & Defense	$8,099,505	1.1%
Agriculture	18,998,759	2.5
Automobile ABS	24,113,880	3.2
Banks	36,722,486	4.9
Beverages	26,909,124	3.6
Certificate of Deposit	7,135,000	0.9
Computers	6,615,656	0.9
Cosmetics & Personal Care	27,326,101	3.6
Distribution & Wholesale	23,408,882	3.1
Diversified Financial Services	9,001,648	1.2
Electric	49,618,073	6.6
Electrical Components & Equipment	7,999,976	1.1
Finance—Auto Loans	15,504,401	2.1
Finance—Consumer Loans	12,299,187	1.6
Finance—Investment Banker/Broker	27,448,527	3.7
Finance—Other Services	30,075,658	4.0
Food	25,214,622	3.4
Health Care—Products	16,633,724	2.2
Household Products & Wares	2,944,725	0.4
Internet	16,089,064	2.1
Machinery—Diversified	9,209,169	1.2
Media	9,248,330	1.2
Miscellaneous—Manufacturing	41,811,477	5.6
Oil & Gas	16,867,198	2.2
Other ABS	10,967,742	1.5
Pharmaceuticals	14,544,985	1.9
Repurchase Agreements	129,692,000	17.2
Special Purpose Entity	9,001,748	1.2
U.S. Government & Agency	117,345,497	15.6
WL Collateral CMO	3,500,000	0.5

	754,347,144	100.3
Other Assets, Less Liabilities	(2,312,091)	(0.3)

Net Assets	$752,035,053	100.0%

†	Percentages indicated are based on Fund net assets.

14 MainStay Cash Reserves Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (amortized cost $624,655,144)	$624,655,144
Repurchase agreements, at value (identified cost $129,692,000)	129,692,000
Cash	930
Receivables:
Fund shares sold	2,867,961
Interest	144,968
Manager (See Note 3)	205,544
Other assets	29,025

Total assets	757,595,572

Liabilities
Payables:
Fund shares redeemed	3,283,223
Investment securities purchased	1,900,000
NYLIFE Distributors (See Note 3)	157,698
Transfer agent (See Note 3)	108,658
Professional fees	51,380
Shareholder communication	49,963
Custodian	4,293
Trustees	3,634
Accrued expenses	1,646
Dividend payable	24

Total liabilities	5,560,519

Net assets	$752,035,053

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$752,034
Additional paid-in capital	751,282,581

752,034,615
Accumulated net realized gain (loss) on investments	438

Net assets	$752,035,053

Class I
Net assets applicable to outstanding shares	$368,792,578

Shares of beneficial interest outstanding	368,806,223

Net asset value and offering price per share outstanding	$1.00

Sweep Shares
Net assets applicable to outstanding shares	$383,242,475

Shares of beneficial interest outstanding	383,227,633

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest	$784,730

Expenses
Manager (See Note 3)	1,573,533
Distribution—Sweep Shares (See Note 3)	476,096
Service—Sweep Shares (See Note 3)	476,093
Transfer agent (See Note 3)	324,173
Shareholder communication	83,456
Professional fees	72,426
Registration	34,293
Custodian	14,206
Trustees	11,111
Miscellaneous	14,113

Total expenses before waiver/reimbursement	3,079,500
Expense waiver/reimbursement from Manager (See Note 3)	(2,329,648)

Net expenses	749,852

Net investment income (loss)	34,878

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	438

Net increase (decrease) in net assets resulting from operations	$35,316

16 MainStay Cash Reserves Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$34,878	$74,566
Net realized gain (loss) on investments	438	1,819

Net increase (decrease) in net assets resulting from operations	35,316	76,385

Dividends to shareholders:
From net investment income:
Class I	(27,112)	(35,670)
Sweep Shares	(30,455)	(38,748)

Total dividends to shareholders	(57,567)	(74,418)

Capital share transactions:
Net proceeds from sale of shares	509,340,025	956,296,790
Net asset value of shares issued to shareholders in reinvestment of dividends	57,255	74,261
Cost of shares redeemed	(467,596,374)	(1,033,178,831)

Increase (decrease) in net assets derived from capital share transactions	41,800,906	(76,807,780)

Net increase (decrease) in net assets	41,778,655	(76,805,813)
Net Assets
Beginning of period	710,256,398	787,062,211

End of period	$752,035,053	$710,256,398

Undistributed net investment income at end of period	$—	$22,689

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income (loss)	0.00‡		0.00‡	0.00‡	0.03	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.00‡		0.00‡	0.00‡	0.00‡	(0.00)‡	—

Total from investment operations	0.00‡		0.00‡	0.00‡	0.03	0.05	0.04

Less dividends:
From net investment income	(0.00	)‡	(0.00)‡	(0.00)‡	(0.03)	(0.05)	(0.04)

Net asset value at end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return	0.01	%(a)	0.01%	0.36%	2.66%	4.93%	4.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	% ††	0.01%	0.36%	2.66%	4.82%	4.32%
Net expenses	0.21	% ††	0.24%	0.50%	0.50%	0.50%	0.50%
Expenses (before reimbursement/waiver)	0.59	% ††	0.59%	0.65%	0.57%	0.57%	0.54%
Net assets at end of period (in 000’s)	$368,793		$332,539	$382,535	$347,264	$350,717	$253,013

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

	Sweep Shares
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income (loss)	0.00‡		0.00‡	0.00‡	0.02	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.00‡		0.00‡	0.00‡	0.00‡	(0.00)‡	—

Total from investment operations	0.00‡		0.00‡	0.00‡	0.02	0.04	0.04

Less dividends:
From net investment income	(0.00	)‡	(0.00)‡	(0.00)‡	(0.02)	(0.04)	(0.04)

Net asset value at end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return	0.01	%(a)	0.01%	0.15%	2.15%	4.41%	3.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	% ††	0.01%	0.16%	2.10%	4.32%	3.82%
Net expenses	0.21	% ††	0.24%	0.71%	1.00%	1.00%	1.00%
Expenses (before waiver/reimbursement)	1.09	% ††	1.09%	1.15%	1.07%	1.07%	1.04%
Net assets at end of period (in 000’s)	$383,242		$377,717	$404,528	$436,211	$373,383	$311,020

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

18 MainStay Cash Reserves Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Cash Reserves Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Cash Reserves Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers two classes of shares. Class I shares commenced operations (under a former designation known as “No-Load Class” shares) on January 2, 1991. The Fund’s No-Load Class shares were redesignated as Class I shares on January 1, 2004. The Sweep Shares commenced operations on December 8, 1998. Class I shares and the Sweep Shares are offered at net asset value (“NAV”) without imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and the same terms and conditions, except that the classes are subject to different distribution fee rates. Sweep Shares are subject to distribution and service fees under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. In addition, Sweep Shares are subject to a shareholder service fee under a shareholder service plan. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Valuation of Fund Shares. The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) Securities Valuation. Securities are valued at their amortized cost per the requirement of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

Securities valued at amortized cost are not obtained from a quoted price in an active market and considered to be generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

(C) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to

mainstayinvestments.com    19

Notes to Financial Statements (unaudited) (continued)

examination by the Internal Revenue Service and state and local departments of revenue.

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) Concentrations of Risk. The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million, 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.43% for the six-month period ended April 30, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class I, 0.50%; and Sweep Shares, 1.00%. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses,

20    Mainstay Cash Reserves Fund

brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. It may be revised or terminated by the Manager at any time without notice.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $1,573,533 and waived its fees or reimbursed expenses in the amount of $2,329,648.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Sweep Shares Plan, the Distributor, receives a monthly distribution fee from the Sweep Shares at an annual rate of 0.25% of the average daily net assets of the Fund’s Sweep Shares for distribution or service activities as designated by the Distributor.

The Plan provides that distribution and service fees are payable thereunder to the Distributor regardless of the amounts actually expended by the Distributor for distribution and service activities for the Fund’s Sweep Shares. Class I shares of the Fund are not subject to a distribution or service fee.

In accordance with a separate Shareholder Service Plan, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Sweep Shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares of the Fund.

(C) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Class I	$154,415

Sweep Shares	171,390

(D) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class I	$20,906	0.0	%‡

‡	Less than one-tenth of a percent.

(F) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $9,585. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$74,418

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

mainstayinvestments.com    21

Notes to Financial Statements (unaudited) (continued)

Note 6–Capital Share Transactions

Class I (at $1 per share)	Shares

Six-month period ended April 30, 2011:
Shares sold	410,703,129
Shares issued to shareholders in reinvestment of dividends	26,802
Shares redeemed	(374,461,918)

Net increase (decrease)	36,268,013

Year ended October 31, 2010:
Shares sold	815,711,798
Shares issued to shareholders in reinvestment of dividends	35,512
Shares redeemed	(865,746,938)

Net increase (decrease)	(49,999,628)

Sweep Shares (at $1 per share)	Shares

Six-month period ended April 30, 2011:
Shares sold	98,636,896
Shares issued to shareholders in reinvestment of dividends	30,453
Shares redeemed	(93,134,456)

Net increase (decrease)	5,532,893

Year ended October 31, 2010:
Shares sold	140,584,992
Shares issued to shareholders in reinvestment of dividends	38,749
Shares redeemed	(167,431,893)

Net increase (decrease)	(26,808,152)

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22    Mainstay Cash Reserves Fund

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreement. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Cash Reserves Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

The Board previously considered and approved this agreement (the “Agreement”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreement in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decision to approve the Agreement, the Board particularly considered information presented to the Board by New York Life Investments as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Agreement is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles, generally, and other money market funds specifically. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments’ method for compensating portfolio managers. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and

mainstayinvestments.com    23

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s determination to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of

24    Mainstay Cash Reserves Fund

management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

mainstayinvestments.com    25

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at
mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26    Mainstay Cash Reserves Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23065 MS136-11	MSCR10-06/11
B2

MainStay Asset Allocation Funds

Message from the President and Semiannual Report

Unaudited - April 30, 2011

MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Growth Allocation Fund

This page intentionally left blank

Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

MainStay Conservative Allocation Fund	5

MainStay Moderate Allocation Fund	20

MainStay Moderate Growth Allocation Fund	35

MainStay Growth Allocation Fund	50

Notes to Financial Statements	65

Board Consideration and Approval of Management Agreements	77

Proxy Voting Policies and Procedures and Proxy Voting Record	80

Shareholder Reports and Quarterly Portfolio Disclosure	80

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

						Since	Gross
						Inception	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(4/4/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	1.59%	5.36%	4.46%	4.90%	1.48%
		Excluding sales charges	7.50	11.49	5.65	5.88	1.48

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1.65	5.47	4.49	4.92	1.27
		Excluding sales charges	7.56	11.61	5.68	5.90	1.27

Class B Shares	Maximum 5% CDSC	With sales charges	2.13	5.71	4.54	5.11	2.23
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	7.13	10.71	4.87	5.11	2.23

Class C Shares	Maximum 1% CDSC	With sales charges	6.14	9.61	4.87	5.09	2.23
	if Redeemed Within One Year of Purchase	Excluding sales charges	7.14	10.61	4.87	5.09	2.23

Class I Shares	No Sales Charge		7.64	11.91	5.98	6.23	1.02

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Since
Benchmark Performance	Months	Year	Years	Inception

S&P 500® Index[4]	16.36%	17.22%	2.95%	4.60%

MSCI EAFE® Index[5]	12.71	19.18	1.54	5.98

Barclays Capital U.S. Aggregate Bond Index[6]	0.02	5.36	6.33	5.50

Average Lipper Mixed-Asset Target Allocation Conservative Fund[7]	5.77	10.01	4.36	4.72

4.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation conservative fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,075.00	$2.57	$1,022.30	$2.51

Class A Shares	$1,000.00	$1,075.60	$2.06	$1,022.80	$2.01

Class B Shares	$1,000.00	$1,071.30	$6.42	$1,018.60	$6.26

Class C Shares	$1,000.00	$1,071.40	$6.42	$1,018.60	$6.26

Class I Shares	$1,000.00	$1,076.40	$0.77	$1,024.10	$0.75

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.50% for Investor Class, 0.40% for Class A, 1.25% for Class B and Class C and 0.15% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    7

Investment Objectives of Underlying Funds as of April 30, 2011 (Unaudited)

Total Return	38.70
Current Income	23.50
Capital Appreciation	23.00
Growth of Capital	14.70
Other Assets, Less Liabilities	0.10

See Portfolio of Investments on page 11 for specific holdings within these categories.

8    MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 7.50% for Investor Class shares, 7.56% for Class A shares, 7.13% for Class B shares and 7.14% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 7.64%. All share classes outperformed the 5.77% return of the average Lipper2 mixed-asset target allocation conservative fund for the reporting period. All share classes underperformed the 16.36% return of the S&P 500® Index3 for the six months ended April 30, 2011. The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index,4 which is an additional benchmark for the Fund. All share classes underperformed the 12.71% return of the MSCI EAFE® Index,5 which is a secondary benchmark for the Fund. See page 5 for Fund returns with sales charges.

Were there any changes made to the Fund during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continued to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Fund’s relative performance was influenced by two main factors: risk posture and capitalization exposure. With the economy stabilizing, corporate profits growing and price valuations at levels we believed to be reasonable, we continued to position the Fund in favor of assets with greater volatility (pre-ferring stocks over bonds, high-yield bonds over investment- grade bonds, etc.) as we had done for some time.

We maintained a modest overweight in Underlying Equity Funds relative to the Fund’s target allocation. In the fixed-income portion of the Fund, we emphasized Underlying Funds that invest in convertible and high-yield bonds. This mix contributed positively to relative performance.

During the reporting period, the equity portion of the Fund reflected our preference for Underlying Funds that invest in large-cap companies. After a prolonged rally in small-cap stocks, we felt that on average, small-cap issues were somewhat expensive relative to opportunities in the large-cap market. We also felt that large-cap companies with expansive overseas distribution channels would be more likely to benefit from a weakening U.S. dollar and higher emerging-market demand. Unfortunately, this positioning was not the strongest we could have chosen in terms of relative performance, because stocks of mid- and small-cap companies outperformed their large-cap counterparts during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Funds’ hold-ings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of strong portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested and the average credit quality and duration6 of those securities.

During the reporting period, the Fund favored Underlying Funds that invested in assets we believed were likely to be sensitive to the economic recovery (such as stocks over bonds, lower-credit-quality bonds over U.S. Treasury securities and shorter-duration debt instruments over longer-dated securities). As the economy continued to wean itself off of aid from the Federal Reserve and corporate profits continued to rise, these positions were rewarded. We also responded to a premium for growth stocks as compared to value stocks that was small relative to historical norms, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth should the earnings recovery begin to lose momentum in the quarters ahead. With these factors in mind, we tilted the Fund slightly toward Underlying Funds that emphasized growth stocks. During the reporting period, this bias had little impact on performance, since overall results for the growth and value styles were similar.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the S&P 500® Index.
4. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
5. See footnote on page 6 for more information on the MSCI EAFE® Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com    9

How did the Fund’s allocations change over the course of the reporting period?

The largest change was a shift out of MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund. MainStay Flexible Bond Opportunities Fund is a multisector bond fund that can move among security types somewhat more nimbly than is possible at the fund-of-funds level.

The Fund has historically had extensive holdings among Underlying Equity Funds with quantitative management styles. During the reporting period, we came to believe that the Fund would benefit from a greater emphasis on qualitatively driven Underlying Equity Funds. As a result, we gradually diversified the Fund across different management styles by investing in Underlying Equity Funds that employ a more qualitative approach to security selection. During the reporting period, we reallocated assets from MainStay Common Stock Fund and MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund.

We lowered the Fund’s allocation to MainStay International Equity Fund and redirected the proceeds to MainStay ICAP International Fund and MainStay 130/30 International Fund. This reallocation was made to adjust the Fund’s volatility in relation to the market as a whole and to address style considerations.

We initiated a position in MainStay Epoch International Small Cap Fund toward the end of the reporting period to access an additional market segment.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. The lowest total returns, although still decidedly positive, came from MainStay International Equity Fund and MainStay 130/30 Growth Fund.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

MainStay Epoch U.S. All Cap Fund and MainStay 130/30 Core Fund made the strongest contributions to the performance of the equity portion of the Fund. (Contributions take weightings and total returns into account.) Although all of the Fund’s Underlying Equity Funds posted positive returns, the Underlying Equity Funds that made the weakest contributions were MainStay S&P 500 Index Fund and MainStay Growth Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

We anticipated that the yield curve7 would eventually rise and flatten in response to several factors. First, we believed the Federal Reserve would eventually need to normalize monetary policy; second, public debt was growing; and third, corporate fundamentals were improving. With these factors in mind, we kept the Fund’s duration shorter than that of the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark, through investments in cash and Underlying Funds that invest in floating-rate instruments. At the same time, credit quality was held lower than that of the Barclays Capital U.S. Aggregate Bond Index. Both positioning strategies contributed positively, if only marginally, to relative performance as interest rates moved up slightly and credit spreads8 continued to narrow.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

The best results came from Underlying Fixed Income Funds that invest in security types that are either directly linked to equity markets (convertible bonds) or especially sensitive to corporate fundamentals (high-yield bonds). Longer-dated U.S. Treasury bonds trailed the broader market and lost value as yields rose modestly during the reporting period.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest contributions to return came from a relatively small position in MainStay Convertible Fund and a much larger position in MainStay Floating Rate Fund. At the other end of the spectrum, a very large position in MainStay Indexed Bond Fund detracted from the Fund’s performance. MainStay Intermediate Term Bond Fund and MainStay Global High Income Fund also detracted from the Fund’s fixed-income performance.

7. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The U.S. Treasury yield curve is said to flatten when the differential in yield between shorter-maturity and longer-maturity Treasury securities narrows.
8. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Conservative Allocation Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Affiliated Investment Companies 99.9%†

Equity Funds 42.6%
MainStay 130/30 Core Fund Class I	1,333,359	$11,333,548
MainStay 130/30 Growth Fund Class I (a)	13,777	126,332
MainStay 130/30 International Fund Class I	554,637	4,254,065
MainStay Common Stock Fund Class I	396,371	4,918,963
MainStay Epoch Global Choice Fund Class I	159,545	2,614,940
MainStay Epoch International Small Cap Fund Class I	106,947	2,325,023
MainStay Epoch U.S. All Cap Fund Class I	688,543	18,039,833
MainStay Growth Equity Fund Class I (a)	6,158	74,630
MainStay ICAP Equity Fund Class I	152,569	6,021,885
MainStay ICAP International Fund Class I	154,175	5,095,467
MainStay ICAP Select Equity Fund Class I	212,873	8,129,621
MainStay International Equity Fund Class I	7,695	102,571
MainStay Large Cap Growth Fund Class I (a)	2,060,985	16,508,487
MainStay MAP Fund Class I	636,767	22,191,313
MainStay U.S. Small Cap Fund Class I	353,273	6,493,164

Total Equity Funds (Cost $90,088,991)		108,229,842

Fixed Income Funds 57.3%
MainStay Cash Reserves Fund Class I	6,217,740	6,217,740
MainStay Convertible Fund Class I	388,730	6,752,233
MainStay Flexible Bond Opportunities Fund Class I (b)	1,746,883	15,861,697
MainStay Floating Rate Fund Class I	2,494,123	23,793,936
MainStay Global High Income Fund Class I	39,010	468,125
MainStay High Yield Corporate Bond Fund Class I	958,274	5,759,226
MainStay High Yield Opportunities Fund Class I	640,430	7,762,009
MainStay Indexed Bond Fund Class I (b)	5,272,807	59,635,442
MainStay Intermediate Term Bond Fund Class I	1,797,751	19,217,954

Total Fixed Income Funds (Cost $139,618,756)		145,468,362

Total Investments (Cost $229,707,747) (c)	99.9%	253,698,204
Other Assets, Less Liabilities	0.1	253,636

Net Assets	100.0%	$253,951,840

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing Underlying Fund.
(b)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(c)	At April 30, 2011, cost is $232,558,335 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$24,002,987
Gross unrealized depreciation	(2,863,118)

Net unrealized appreciation	$21,139,869

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Affiliated Investment Companies
Equity Funds	$108,229,842	$—	$—	$108,229,842
Fixed Income Funds	145,468,362	—	—	145,468,362

Total Investments in Securities	$253,698,204	$—	$—	$253,698,204

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $229,707,747)	$253,698,204
Receivables:
Fund shares sold	493,593
Investment securities sold	59,400
Manager (See Note 3)	4,859
Other assets	52,863

Total assets	254,308,919

Liabilities
Due to custodian	59,399
Payables:
Fund shares redeemed	109,758
NYLIFE Distributors (See Note 3)	88,051
Transfer agent (See Note 3)	45,995
Shareholder communication	25,866
Professional fees	25,173
Custodian	1,097
Trustees	825
Accrued expenses	915

Total liabilities	357,079

Net assets	$253,951,840

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,244
Additional paid-in capital	236,285,755

236,307,999
Distributions in excess of net investment income	(594,739)
Accumulated net realized gain (loss) on investments	(5,751,877)
Net unrealized appreciation (depreciation) on investments	23,990,457

Net assets	$253,951,840

Investor Class
Net assets applicable to outstanding shares	$40,038,256

Shares of beneficial interest outstanding	3,503,313

Net asset value per share outstanding	$11.43
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.10

Class A
Net assets applicable to outstanding shares	$140,968,194

Shares of beneficial interest outstanding	12,339,701

Net asset value per share outstanding	$11.42
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$12.08

Class B
Net assets applicable to outstanding shares	$34,261,745

Shares of beneficial interest outstanding	3,009,462

Net asset value and offering price per share outstanding	$11.38

Class C
Net assets applicable to outstanding shares	$30,624,716

Shares of beneficial interest outstanding	2,690,175

Net asset value and offering price per share outstanding	$11.38

Class I
Net assets applicable to outstanding shares	$8,058,929

Shares of beneficial interest outstanding	701,149

Net asset value and offering price per share outstanding	$11.49

12 MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,421,410

Expenses
Distribution/Service—Investor Class (See Note 3)	45,988
Distribution/Service—Class A (See Note 3)	161,222
Distribution/Service—Class B (See Note 3)	159,675
Distribution/Service—Class C (See Note 3)	140,831
Transfer agent (See Note 3)	144,807
Registration	45,622
Shareholder communication	26,655
Professional fees	25,855
Custodian	4,396
Trustees	3,424
Miscellaneous	6,121

Total expenses before waiver/reimbursement	764,596
Expense waiver/reimbursement from Manager (See Note 3)	(37,071)

Net expenses	727,525

Net investment income (loss)	2,693,885

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	7,734,388
Realized capital gain distributions from affiliated investment companies	1,659,951

Net realized gain (loss) on investments from affiliated investment companies	9,394,339

Net change in unrealized appreciation (depreciation) on investments	4,985,771

Net realized and unrealized gain (loss) on investments	14,380,110

Net increase (decrease) in net assets resulting from operations	$17,073,995

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,693,885	$4,093,290
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	9,394,339	3,029,431
Net change in unrealized appreciation (depreciation) on investments	4,985,771	14,121,623

Net increase (decrease) in net assets resulting from operations	17,073,995	21,244,344

Dividends to shareholders:
From net investment income:
Investor Class	(596,774)	(669,755)
Class A	(2,206,440)	(2,496,024)
Class B	(407,727)	(440,162)
Class C	(360,064)	(369,258)
Class I	(113,224)	(95,852)

Total dividends to shareholders	(3,684,229)	(4,071,051)

Capital share transactions:
Net proceeds from sale of shares	39,348,422	69,657,748
Net asset value of shares issued to shareholders in reinvestment of dividends	3,395,122	3,725,788
Cost of shares redeemed	(21,825,972)	(40,727,750)

Increase (decrease) in net assets derived from capital share transactions	20,917,572	32,655,786

Net increase (decrease) in net assets	34,307,338	49,829,079

Net Assets
Beginning of period	219,644,502	169,815,423

End of period	$253,951,840	$219,644,502

Undistributed (distributions in excess of) net investment income at end of period	$(594,739)	$395,605

14 MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$10.81		$9.90	$8.76	$10.69

Net investment income (loss) (a)	0.13		0.23	0.27	0.19
Net realized and unrealized gain (loss) on investments	0.67		0.91	1.25	(1.91)

Total from investment operations	0.80		1.14	1.52	(1.72)

Less dividends and distributions:
From net investment income	(0.18)		(0.23)	(0.27)	(0.21)
From net realized gain on investments	—		—	(0.11)	—

Total dividends and distributions	(0.18)		(0.23)	(0.38)	(0.21)

Net asset value at end of period	$11.43		$10.81	$9.90	$8.76

Total investment return (b)	7.50	%(c)	11.70%	18.01%	(16.36	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.46	%††	2.26%	2.98%	2.72	% ††
Net expenses (d)	0.50	%††	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement) (d)	0.58	%††	0.63%	0.74%	0.62	% ††
Portfolio turnover rate	23%		32%	36%	35%
Net assets at end of period (in 000’s)	$40,038		$34,979	$25,216	$17,140

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.80		$9.90	$8.76	$11.47	$10.80	$10.21

Net investment income (loss) (a)	0.14		0.24	0.27	0.30	0.34	0.28
Net realized and unrealized gain (loss) on investments	0.67		0.90	1.25	(2.39)	0.73	0.65

Total from investment operations	0.81		1.14	1.52	(2.09)	1.07	0.93

Less dividends and distributions:
From net investment income	(0.19)		(0.24)	(0.27)	(0.49)	(0.23)	(0.34)
From net realized gain on investments	—		—	(0.11)	(0.13)	(0.17)	(0.00)‡

Total dividends and distributions	(0.19)		(0.24)	(0.38)	(0.62)	(0.40)	(0.34)

Net asset value at end of period	$11.42		$10.80	$9.90	$8.76	$11.47	$10.80

Total investment return (b)	7.56	%(c)	11.68%	18.05%	(19.14%)	10.22%	9.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.55	%††	2.35%	3.06%	2.91%	3.12%	2.71%
Net expenses (d)	0.40	%††	0.42%	0.47%	0.49%	0.48%	0.53%
Expenses (before waiver/reimbursement) (d)	0.40	%††	0.42%	0.47%	0.49%	0.48%	0.61%
Portfolio turnover rate	23%		32%	36%	35%	10%	33%
Net assets at end of period (in 000’s)	$140,968		$121,439	$94,643	$84,434	$80,018	$40,889

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16 MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.76		$9.86	$8.73	$11.42	$10.78	$10.18

Net investment income (loss) (a)	0.09		0.16	0.20	0.22	0.26	0.22
Net realized and unrealized gain (loss) on investments	0.67		0.90	1.24	(2.39)	0.73	0.65

Total from investment operations	0.76		1.06	1.44	(2.17)	0.99	0.87

Less dividends and distributions:
From net investment income	(0.14)		(0.16)	(0.20)	(0.39)	(0.18)	(0.27)
From net realized gain on investments	—		—	(0.11)	(0.13)	(0.17)	(0.00)‡

Total dividends and distributions	(0.14)		(0.16)	(0.31)	(0.52)	(0.35)	(0.27)

Net asset value at end of period	$11.38		$10.76	$9.86	$8.73	$11.42	$10.78

Total investment return (b)	7.13	%(c)	10.92%	17.09%	(19.78%)	9.37%	8.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69	%††	1.51%	2.25%	2.11%	2.38%	2.07%
Net expenses (d)	1.25	%††	1.25%	1.25%	1.25%	1.23%	1.28%
Expenses (before waiver/reimbursement) (d)	1.33	%††	1.38%	1.48%	1.33%	1.23%	1.36%
Portfolio turnover rate	23%		32%	36%	35%	10%	33%
Net assets at end of period (in 000’s)	$34,262		$31,241	$27,417	$23,226	$20,919	$13,426

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.76		$9.86	$8.73	$11.42	$10.78	$10.18

Net investment income (loss) (a)	0.09		0.16	0.21	0.22	0.26	0.21
Net realized and unrealized gain (loss) on investments	0.67		0.90	1.23	(2.39)	0.73	0.66

Total from investment operations	0.76		1.06	1.44	(2.17)	0.99	0.87

Less dividends and distributions:
From net investment income	(0.14)		(0.16)	(0.20)	(0.39)	(0.18)	(0.27)
From net realized gain on investments	—		—	(0.11)	(0.13)	(0.17)	(0.00)‡

Total dividends and distributions	(0.14)		(0.16)	(0.31)	(0.52)	(0.35)	(0.27)

Net asset value at end of period	$11.38		$10.76	$9.86	$8.73	$11.42	$10.78

Total investment return (b)	7.14	%(c)	10.82%	17.09%	(19.79%)	9.37%	8.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69	%††	1.51%	2.29%	2.12%	2.38%	2.02%
Net expenses (d)	1.25	%††	1.25%	1.25%	1.25%	1.23%	1.28%
Expenses (before waiver/reimbursement) (d)	1.33	%††	1.38%	1.48%	1.33%	1.23%	1.36%
Portfolio turnover rate	23%		32%	36%	35%	10%	33%
Net assets at end of period (in 000’s)	$30,625		$26,375	$21,498	$18,846	$17,628	$8,066

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18 MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.87		$9.95	$8.81	$11.54	$10.85	$10.21

Net investment income (loss) (a)	0.15		0.27	0.30	0.33	0.36	0.33
Net realized and unrealized gain (loss) on investments	0.67		0.92	1.24	(2.41)	0.75	0.68

Total from investment operations	0.82		1.19	1.54	(2.08)	1.11	1.01

Less dividends and distributions:
From net investment income	(0.20)		(0.27)	(0.29)	(0.52)	(0.25)	(0.37)
From net realized gain on investments	—		—	(0.11)	(0.13)	(0.17)	(0.00)‡

Total dividends and distributions	(0.20)		(0.27)	(0.40)	(0.65)	(0.42)	(0.37)

Net asset value at end of period	$11.49		$10.87	$9.95	$8.81	$11.54	$10.85

Total investment return (b)	7.64	%(c)	12.10%	18.23%	(18.90%)	10.47%	10.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.75	%††	2.58%	3.37%	3.16%	3.30%	3.15%
Net expenses (d)	0.15	%††	0.17%	0.22%	0.23%	0.25%	0.25%
Expenses (before reimbursement/waiver) (d)	0.15	%††	0.17%	0.22%	0.28%	0.35%	0.33%
Portfolio turnover rate	23%		32%	36%	35%	10%	33%
Net assets at end of period (in 000’s)	$8,059		$5,611	$1,041	$1,150	$1,108	$607

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

MainStay Moderate Allocation Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

						Since	Gross
						Inception	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(4/4/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	4.23%	7.59%	3.89%	4.99%	1.57%
		Excluding sales charges	10.29	13.85	5.08	5.97	1.57

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	4.26	7.63	3.91	5.00	1.35
		Excluding sales charges	10.33	13.89	5.09	5.98	1.35

Class B Shares	Maximum 5% CDSC	With sales charges	4.82	7.87	3.92	5.15	2.32
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	9.82	12.87	4.26	5.15	2.32

Class C Shares	Maximum 1% CDSC	With sales charges	8.83	11.88	4.25	5.14	2.32
	if Redeemed Within One Year of Purchase	Excluding sales charges	9.83	12.88	4.25	5.14	2.32

Class I Shares	No Sales Charge		10.53	14.19	5.37	6.28	1.10

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20    MainStay Moderate Allocation Fund

	Six	One	Five	Since
Benchmark Performance	Months	Year	Years	Inception

S&P 500® Index[4]	16.36%	17.22%	2.95%	4.60%

MSCI EAFE® Index[5]	12.71	19.18	1.54	5.98

Barclays Capital U.S. Aggregate Bond Index[6]	0.02	5.36	6.33	5.50

Average Lipper Mixed-Asset Target Allocation Moderate Fund[7]	9.30	12.88	3.92	5.01

4.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI® EAFE Index”) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation moderate fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    21

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,102.90	$2.61	$1,022.30	$2.51

Class A Shares	$1,000.00	$1,103.30	$1.93	$1,023.00	$1.86

Class B Shares	$1,000.00	$1,098.20	$6.50	$1,018.60	$6.26

Class C Shares	$1,000.00	$1,098.30	$6.50	$1,018.60	$6.26

Class I Shares	$1,000.00	$1,105.30	$0.63	$1,024.20	$0.60

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.50% for Investor Class, 0.37% for Class A, 1.25% for Class B and Class C and 0.12% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

22    MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2011 (Unaudited)

Total Return	29.60
Capital Appreciation	28.20
Growth of Capital	24.50
Current Income	17.80
Other Assets, Less Liabilities	(0.10)

See Portfolio Investments on page 26 for specific holdings within these categories.

mainstayinvestments.com    23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 10.29% for Investor Class shares, 10.33% for Class A shares, 9.82% for Class B shares and 9.83% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 10.53%. All share classes outperformed the 9.30% return of the average Lipper2 mixed-asset target allocation moderate fund for the reporting period. All share classes underperformed the 16.36% return of the S&P 500® Index3 for the six months ended April 30, 2011. The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index,4 which is an additional benchmark for the Fund. All share classes underperformed the 12.71% return of the MSCI EAFE® Index,5 which is a secondary benchmark for the Fund. See page 20 for Fund returns with sales charges.

Were there any changes made to the Fund during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continued to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Fund’s relative performance was influenced by two main factors: risk posture and capitalization exposure. With the economy stabilizing, corporate profits growing and price valuations at levels we believed to be reasonable, we continued to position the Fund in favor of assets with greater volatility (pre-ferring stocks over bonds, high-yield bonds over investment-grade bonds, etc.) as we had done for some time.

We maintained a modest overweight in Underlying Equity Funds relative to the Fund’s target allocation. In the fixed-income portion of the Fund, we emphasized Underlying Funds that invest in convertible and high-yield bonds. This mix contributed positively to relative performance.

During the reporting period, the equity portion of the Fund reflected our preference for Underlying Funds that invest in large-cap companies. After a prolonged rally in small-cap stocks, we felt that on average, small-cap issues were somewhat expensive relative to opportunities in the large-cap market. We also felt that large-cap companies with expansive overseas distribution channels would be more likely to benefit from a weakening U.S. dollar and higher emerging-market demand. Unfortunately, this positioning was not the strongest we could have chosen in terms of relative performance, because stocks of mid- and small-cap companies outperformed their large-cap counterparts during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Funds’ hold-ings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of strong portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested and the average credit quality and duration6 of those securities.

During the reporting period, the Fund favored Underlying Funds that invested in assets we believed were likely to be sensitive to the economic recovery (such as stocks over bonds, lower-credit-quality bonds over U.S. Treasury securities and shorter-duration debt instruments over longer-dated securities). As the economy continued to wean itself off of aid from the Federal Reserve and corporate profits continued to rise, these positions were rewarded. We also responded to a premium for growth stocks as compared to value stocks that was small relative to historical norms, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth should the earnings recovery begin to lose momentum in the quarters ahead. With these factors in mind, we tilted the Fund slightly toward Underlying Funds that emphasized growth stocks. During the reporting period, this bias had little impact on performance, since overall results for the growth and value styles were similar.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 21 for more information on Lipper Inc.
3. See footnote on page 21 for more information on the S&P 500® Index.
4. See footnote on page 21 for more information on the Barclays Capital U.S. Aggregate Bond Index.
5. See footnote on page 21 for more information on the MSCI EAFE® Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24    MainStay Moderate Allocation Fund

How did the Fund’s allocations change over the course of the reporting period?

The largest change was a shift out of MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund. MainStay Flexible Bond Opportunities Fund is a multisector bond fund that can move among security types somewhat more nimbly than is possible at the fund-of-funds level.

The Fund has historically had extensive holdings among Underlying Equity Funds with quantitative management styles. During the reporting period, we came to believe that the Fund would benefit from a greater emphasis on qualitatively driven Underlying Equity Funds. As a result, we gradually diversified the Fund across different management styles by investing in Underlying Equity Funds that employ a more qualitative approach to security selection. During the reporting period, we reallocated assets from MainStay Common Stock Fund and MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund.

We lowered the Fund’s allocation to MainStay International Equity Fund and redirected the proceeds to MainStay ICAP International Fund and MainStay 130/30 International Fund. This reallocation was made to adjust the Fund’s volatility in relation to the market as a whole and to address style considerations.

We initiated a position in MainStay Epoch International Small Cap Fund toward the end of the reporting period to access an additional market segment.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. The lowest total returns, although still decidedly positive, came from MainStay International Equity Fund and MainStay 130/30 Growth Fund.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

MainStay Epoch U.S. All Cap Fund and MainStay 130/30 Core Fund made the strongest contributions to the performance of the equity portion of the Fund. (Contributions take weightings and total returns into account.) Although all of the Fund’s Underlying Equity Funds posted positive returns, the Under- lying Equity Funds that made the weakest contributions were MainStay S&P 500 Index Fund and MainStay Growth Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

We anticipated that the yield curve7 would eventually rise and flatten in response to several factors. First, we believed the Federal Reserve would eventually need to normalize monetary policy; second, public debt was growing; and third, corporate fundamentals were improving. With these factors in mind, we kept the Fund’s duration shorter than that of the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark, through investments in cash and Underlying Funds that invest in floating-rate instruments. At the same time, credit quality was held lower than that of the Barclays Capital U.S. Aggregate Bond Index. Both positioning strategies contributed positively, if only marginally, to relative performance as interest rates moved up slightly and credit spreads8 continued to narrow.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

The best results came from Underlying Fixed Income Funds that invest in security types that are either directly linked to equity markets (convertible bonds) or especially sensitive to corporate fundamentals (high-yield bonds). Longer-dated U.S. Treasury bonds trailed the broader market and lost value as yields rose modestly during the reporting period.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest contributions to return came from a position in MainStay Convertible Fund and a much larger position in MainStay Floating Rate Fund. At the other end of the spectrum, a large position in MainStay Indexed Bond Fund detracted from the Fund’s performance. MainStay Intermediate Term Bond Fund and MainStay Global High Income Fund also detracted from the Fund’s fixed-income performance.

7. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The U.S. Treasury yield curve is said to flatten when the differential in yield between shorter-maturity and longer-maturity Treasury securities narrows.
8. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    25

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Affiliated Investment Companies 100.1%†

Equity Funds 62.7%
MainStay 130/30 Core Fund Class I (a)	3,859,131	$32,802,613
MainStay 130/30 Growth Fund Class I (a)(b)	65,820	603,567
MainStay 130/30 International Fund Class I (a)	2,126,741	16,312,105
MainStay Common Stock Fund Class I (a)	1,797,219	22,303,488
MainStay Epoch Global Choice Fund Class I (a)	286,582	4,697,081
MainStay Epoch International Small Cap Fund Class I	199,676	4,340,952
MainStay Epoch U.S. All Cap Fund Class I (a)	1,713,123	44,883,821
MainStay Growth Equity Fund Class I (b)	15,150	183,616
MainStay ICAP Equity Fund Class I	454,793	17,950,699
MainStay ICAP International Fund Class I	648,843	21,444,255
MainStay ICAP Select Equity Fund Class I	448,083	17,112,296
MainStay International Equity Fund Class I	194,742	2,595,917
MainStay Large Cap Growth Fund Class I (b)	4,677,045	37,463,129
MainStay MAP Fund Class I	1,481,177	51,619,027
MainStay U.S. Small Cap Fund Class I (a)	761,686	13,999,783

Total Equity Funds (Cost $236,548,684)		288,312,349

Fixed Income Funds 37.4%
MainStay Cash Reserves Fund Class I	11,188,873	11,188,873
MainStay Convertible Fund Class I	611,788	10,626,756
MainStay Flexible Bond Opportunities Fund Class I (a)	2,628,779	23,869,317
MainStay Floating Rate Fund Class I (a)	3,162,164	30,167,045
MainStay Global High Income Fund Class I	58,254	699,052
MainStay High Yield Corporate Bond Fund Class I	1,023,600	6,151,836
MainStay High Yield Opportunities Fund Class I	776,719	9,413,829
MainStay Indexed Bond Fund Class I (a)	4,951,273	55,998,900
MainStay Intermediate Term Bond Fund Class I	2,213,287	23,660,041

Total Fixed Income Funds (Cost $165,549,367)		171,775,649

Total Investments (Cost $402,098,051) (c)	100.1%	460,087,998
Other Assets, Less Liabilities	(0.1)	(257,125)

Net Assets	100.0%	$459,830,873

†	Percentages indicated are based on Fund net assets.
(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Fund.
(c)	At April 30, 2011, cost is $410,316,866 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$58,010,942
Gross unrealized depreciation	(8,239,810)

Net unrealized appreciation	$49,771,132

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Affiliated Investment Companies
Equity Funds	$288,312,349	$—	$—	$288,312,349
Fixed Income Funds	171,775,649	—	—	171,775,649

Total Investments in Securities	$460,087,998	$—	$—	$460,087,998

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

26 MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $402,098,051)	$460,087,998
Cash	170,171
Receivables:
Fund shares sold	421,353
Manager (See Note 3)	8,297
Other assets	59,244

Total assets	460,747,063

Liabilities
Payables:
Fund shares redeemed	396,455
Investment securities purchased	170,171
NYLIFE Distributors (See Note 3)	164,871
Transfer agent (See Note 3)	97,146
Shareholder communication	48,767
Professional fees	34,504
Custodian	1,843
Trustees	1,469
Accrued expenses	964

Total liabilities	916,190

Net assets	$459,830,873

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,229
Additional paid-in capital	428,672,116

428,711,345
Undistributed net investment income	46,396
Accumulated net realized gain (loss) on investments	(26,916,815)
Net unrealized appreciation (depreciation) on investments	57,989,947

Net assets	$459,830,873

Investor Class
Net assets applicable to outstanding shares	$91,112,487

Shares of beneficial interest outstanding	7,751,684

Net asset value per share outstanding	$11.75
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.43

Class A
Net assets applicable to outstanding shares	$235,552,303

Shares of beneficial interest outstanding	20,048,784

Net asset value per share outstanding	$11.75
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.43

Class B
Net assets applicable to outstanding shares	$80,736,902

Shares of beneficial interest outstanding	6,935,705

Net asset value and offering price per share outstanding	$11.64

Class C
Net assets applicable to outstanding shares	$43,113,152

Shares of beneficial interest outstanding	3,702,837

Net asset value and offering price per share outstanding	$11.64

Class I
Net assets applicable to outstanding shares	$9,316,029

Shares of beneficial interest outstanding	789,637

Net asset value and offering price per share outstanding	$11.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$5,364,900

Expenses
Distribution/Service—Investor Class (See Note 3)	104,040
Distribution/Service—Class A (See Note 3)	276,459
Distribution/Service—Class B (See Note 3)	379,243
Distribution/Service—Class C (See Note 3)	194,352
Transfer agent (See Note 3)	300,526
Registration	49,321
Shareholder communication	46,103
Professional fees	38,221
Trustees	6,342
Custodian	5,410
Miscellaneous	8,958

Total expenses before waiver/reimbursement	1,408,975
Expense waiver/reimbursement from Manager (See Note 3)	(65,243)

Net expenses	1,343,732

Net investment income (loss)	4,021,168

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	9,368,816
Realized capital gain distributions from affiliated investment companies	2,069,281

Net realized gain (loss) on investments from affiliated investment companies	11,438,097

Net change in unrealized appreciation (depreciation) on investments	26,750,590

Net realized and unrealized gain (loss) on investments	38,188,687

Net increase (decrease) in net assets resulting from operations	$42,209,855

28 MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,021,168	$5,590,619
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	11,438,097	(744,142)
Net change in unrealized appreciation (depreciation) on investments	26,750,590	38,377,303

Net increase (decrease) in net assets resulting from operations	42,209,855	43,223,780

Dividends to shareholders:
From net investment income:
Investor Class	(1,540,632)	(1,212,168)
Class A	(4,491,728)	(3,395,080)
Class B	(919,988)	(828,622)
Class C	(459,470)	(418,401)
Class I	(193,133)	(93,813)

Total dividends to shareholders	(7,604,951)	(5,948,084)

Capital share transactions:
Net proceeds from sale of shares	53,902,840	93,395,160
Net asset value of shares issued to shareholders in reinvestment of dividends	7,234,901	5,618,137
Cost of shares redeemed	(44,506,963)	(72,503,377)

Increase (decrease) in net assets derived from capital share transactions	16,630,778	26,509,920

Net increase (decrease) in net assets	51,235,682	63,785,616
Net Assets
Beginning of period	408,595,191	344,809,575

End of period	$459,830,873	$408,595,191

Undistributed net investment income at end of period	$46,396	$3,630,179

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$10.86		$9.84	$8.77	$11.12

Net investment income (loss)	0.11		0.17 (a)	0.22 (a)	0.14	(a)
Net realized and unrealized gain (loss) on investments	0.99		1.03	1.22	(2.49)

Total from investment operations	1.10		1.20	1.44	(2.35)

Less dividends and distributions:
From net investment income	(0.21)		(0.18)	(0.26)	—
From net realized gain on investments	—		—	(0.11)	—

Total dividends and distributions	(0.21)		(0.18)	(0.37)	—

Net asset value at end of period	$11.75		$10.86	$9.84	$8.77

Total investment return (b)	10.29	%(c)	12.49%	17.12%	(21.13	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02	%††	1.64%	2.48%	1.94	% ††
Net expenses (d)	0.50	%††	0.50%	0.46%	0.45	% ††
Expenses (before waiver/reimbursement) (d)	0.57	%††	0.60%	0.73%	0.61	% ††
Portfolio turnover rate	26%		41%	35%	40%
Net assets at end of period (in 000’s)	$91,112		$78,993	$63,454	$46,290

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

30 MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.87		$9.83	$8.76	$12.32	$11.34	$10.35

Net investment income (loss)	0.12		0.18 (a)	0.22 (a)	0.24 (a)	0.27	0.20 (a)
Net realized and unrealized gain (loss) on investments	0.99		1.05	1.22	(3.29)	1.18	1.04

Total from investment operations	1.11		1.23	1.44	(3.05)	1.45	1.24

Less dividends and distributions:
From net investment income	(0.23)		(0.19)	(0.26)	(0.31)	(0.20)	(0.25)
From net realized gain on investments	—		—	(0.11)	(0.20)	(0.27)	(0.00)‡

Total dividends and distributions	(0.23)		(0.19)	(0.37)	(0.51)	(0.47)	(0.25)

Net asset value at end of period	$11.75		$10.87	$9.83	$8.76	$12.32	$11.34

Total investment return (b)	10.33	%(c)	12.65%	17.14%	(25.78%)	13.18%	12.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12	%††	1.76%	2.56%	2.17%	2.27%	1.84%
Net expenses (d)	0.37	%††	0.38%	0.43%	0.46%	0.46%	0.45%
Portfolio turnover rate	26%		41%	35%	40%	10%	48%
Net assets at end of period (in 000’s)	$235,552		$210,071	$176,139	$146,133	$192,835	$107,586

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.72		$9.72	$8.65	$12.23	$11.30	$10.32

Net investment income (loss)	0.08		0.09 (a)	0.15 (a)	0.15 (a)	0.18	0.13 (a)
Net realized and unrealized gain (loss) on investments	0.98		1.03	1.21	(3.27)	1.18	1.02

Total from investment operations	1.06		1.12	1.36	(3.12)	1.36	1.15

Less dividends and distributions:
From net investment income	(0.14)		(0.12)	(0.18)	(0.26)	(0.16)	(0.17)
From net realized gain on investments	—		—	(0.11)	(0.20)	(0.27)	(0.00)‡

Total dividends and distributions	(0.14)		(0.12)	(0.29)	(0.46)	(0.43)	(0.17)

Net asset value at end of period	$11.64		$10.72	$9.72	$8.65	$12.23	$11.30

Total investment return (b)	9.82	%(c)	11.71%	16.34%	(26.41%)	12.38%	11.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25	%††	0.89%	1.77%	1.38%	1.54%	1.21%
Net expenses (d)	1.25	%††	1.25%	1.21%	1.22%	1.21%	1.20%
Expenses (before waiver/reimbursement) (d)	1.32	%††	1.35%	1.49%	1.32%	1.21%	1.20%
Portfolio turnover rate	26%		41%	35%	40%	10%	48%
Net assets at end of period (in 000’s)	$80,737		$72,829	$67,726	$58,738	$63,929	$37,649

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32 MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.73		$9.72	$8.66	$12.23	$11.30	$10.32

Net investment income (loss)	0.08		0.09 (a)	0.15 (a)	0.15 (a)	0.19	0.12 (a)
Net realized and unrealized gain (loss) on investments	0.97		1.04	1.20	(3.26)	1.17	1.03

Total from investment operations	1.05		1.13	1.35	(3.11)	1.36	1.15

Less dividends and distributions:
From net investment income	(0.14)		(0.12)	(0.18)	(0.26)	(0.16)	(0.17)
From net realized gain on investments	—		—	(0.11)	(0.20)	(0.27)	(0.00)‡

Total dividends and distributions	(0.14)		(0.12)	(0.29)	(0.46)	(0.43)	(0.17)

Net asset value at end of period	$11.64		$10.73	$9.72	$8.66	$12.23	$11.30

Total investment return (b)	9.83	%(c)	11.69%	16.19%	(26.33%)	12.37%	11.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28	%††	0.90%	1.78%	1.39%	1.52%	1.11%
Net expenses (d)	1.25	%††	1.25%	1.21%	1.22%	1.21%	1.20%
Expenses (before waiver/reimbursement) (d)	1.32	%††	1.35%	1.49%	1.32%	1.21%	1.20%
Portfolio turnover rate	26%		41%	35%	40%	10%	48%
Net assets at end of period (in 000’s)	$43,113		$37,895	$33,043	$27,005	$31,191	$15,192

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 33

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.92		$9.87	$8.80	$12.37	$11.36	$10.35

Net investment income (loss)	0.14		0.20 (a)	0.25 (a)	0.27 (a)	0.29	0.22 (a)
Net realized and unrealized gain (loss) on investments	0.99		1.06	1.21	(3.31)	1.20	1.06

Total from investment operations	1.13		1.26	1.46	(3.04)	1.49	1.28

Less dividends and distributions:
From net investment income	(0.25)		(0.21)	(0.28)	(0.33)	(0.21)	(0.27)
From net realized gain on investments	—		—	(0.11)	(0.20)	(0.27)	(0.00)‡

Total dividends and distributions	(0.25)		(0.21)	(0.39)	(0.53)	(0.48)	(0.27)

Net asset value at end of period	$11.80		$10.92	$9.87	$8.80	$12.37	$11.36

Total investment return (b)	10.53	%(c)	12.94%	17.40%	(25.54%)	13.44%	12.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41	%††	1.93%	2.81%	2.52%	2.66%	2.04%
Net expenses (d)	0.12	%††	0.13%	0.18%	0.19%	0.18%	0.18%
Portfolio turnover rate	26%		41%	35%	40%	10%	48%
Net assets at end of period (in 000’s)	$9,316		$8,806	$4,447	$5,358	$1,446	$105

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34 MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

						Since	Gross
						Inception	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(4/4/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	7.28%	10.09%	3.01%	4.79%	1.77%
		Excluding sales charges	13.52	16.49	4.18	5.77	1.77

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	7.38	10.19	3.04	4.81	1.52
		Excluding sales charges	13.63	16.60	4.21	5.79	1.52

Class B Shares	Maximum 5% CDSC	With sales charges	8.12	10.68	3.05	4.96	2.52
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	13.12	15.68	3.41	4.96	2.52

Class C Shares	Maximum 1% CDSC	With sales charges	12.12	14.67	3.40	4.96	2.52
	if Redeemed Within One Year of Purchase	Excluding sales charges	13.12	15.67	3.40	4.96	2.52

Class I Shares	No Sales Charge		13.77	16.95	4.51	6.12	1.27

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    35

	Six	One	Five	Since
Benchmark Performance	Months	Year	Years	Inception

S&P 500® Index[4]	16.36%	17.22%	2.95%	4.60%

MSCI EAFE® Index[5]	12.71	19.18	1.54	5.98

Barclays Capital U.S. Aggregate Bond Index[6]	0.02	5.36	6.33	5.50

Average Lipper Mixed-Asset Target Allocation Growth Fund[7]	11.59	14.93	3.64	5.15

4.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI® EAFE Index”) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36    MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,135.20	$2.65	$1,022.30	$2.51

Class A Shares	$1,000.00	$1,136.30	$2.07	$1,022.90	$1.96

Class B Shares	$1,000.00	$1,131.20	$6.61	$1,018.60	$6.26

Class C Shares	$1,000.00	$1,131.20	$6.61	$1,018.60	$6.26

Class I Shares	$1,000.00	$1,137.70	$0.74	$1,024.10	$0.70

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.50% for Investor Class, 0.39% for Class A, 1.25% for Class B and Class C and 0.14% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    37

Investment Objectives of Underlying Funds as of April 30, 2011 (Unaudited)

Capital Appreciation	38.10
Growth of Capital	33.00
Total Return	16.20
Current Income	12.80
Other Assets, Less Liabilities	(0.10)

See Portfolio of Investments on page 41 for specific holdings within these categories.

38    MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 13.52% for Investor Class shares, 13.63% for Class A shares and 13.12% for Class B shares and Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 13.77%. All share classes outperformed the 11.59% return of the average Lipper2 mixed-asset target allocation growth fund for the reporting period. All share classes underperformed the 16.36% return of the S&P 500® Index3 for the six months ended April 30, 2011. The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index,4 which is an additional benchmark for the Fund. All share classes outperformed the 12.71% return of the MSCI EAFE® Index,5 which is a secondary benchmark for the Fund. See page 35 for Fund returns with sales charges.

Were there any changes made to the Fund during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continued to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Fund’s relative performance was influenced by two main factors: risk posture and capitalization exposure. With the economy stabilizing, corporate profits growing and price valuations at levels we believed to be reasonable, we continued to position the Fund in favor of assets with greater volatility (pre-ferring stocks over bonds, high-yield bonds over investment- grade bonds, etc.) as we had done for some time.

We maintained a modest overweight in Underlying Equity Funds relative to the Fund’s target allocation. In the fixed-income portion of the Fund, we emphasized Underlying Funds that invest in convertible and high-yield bonds. This mix contributed positively to relative performance.

During the reporting period, the equity portion of the Fund reflected our preference for Underlying Funds that invest in large-cap companies. After a prolonged rally in small-cap stocks, we felt that on average, small-cap issues were somewhat expensive relative to opportunities in the large-cap market. We also felt that large-cap companies with expansive overseas distribution channels would be more likely to benefit from a weakening U.S. dollar and higher emerging-market demand. Unfortunately, this positioning was not the strongest we could have chosen in terms of relative performance, because stocks of mid- and small-cap companies outperformed their large-cap counterparts during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Funds’ hold-ings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of strong portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested and the average credit quality and duration6 of those securities.

During the reporting period, the Fund favored Underlying Funds that invested in assets we believed were likely to be sensitive to the economic recovery (such as stocks over bonds, lower-credit-quality bonds over U.S. Treasury securities and shorter-duration debt instruments over longer-dated securities). As the economy continued to wean itself off of aid from the Federal Reserve and corporate profits continued to rise, these positions were rewarded. We also responded to a premium for growth stocks as compared to value stocks that was small relative to historical norms, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth should the earnings recovery begin to lose momentum in the quarters ahead. With these factors in mind, we tilted the Fund slightly toward Underlying Funds that emphasized growth stocks. During the reporting period, this bias had little impact on performance, since overall results for the growth and value styles were similar.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 36 for more information on Lipper Inc.
3. See footnote on page 36 for more information on the S&P 500® Index.
4. See footnote on page 36 for more information on the Barclays Capital U.S. Aggregate Bond Index.
5. See footnote on page 36 for more information on the MSCI EAFE® Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com    39

How did the Fund’s allocations change over the course of the reporting period?

One of the changes implemented during the reporting period was a partial shift out of MainStay Indexed Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund. MainStay Flexible Bond Opportunities Fund is a multisector bond fund that can move among security types somewhat more nimbly than is possible at the fund-of-funds level.

The Fund has historically had extensive holdings among Underlying Equity Funds with quantitative management styles. During the reporting period, we came to believe that the Fund would benefit from a greater emphasis on qualitatively driven Underlying Equity Funds. As a result, we gradually diversified the Fund across different management styles by investing in Underlying Equity Funds that employ a more qualitative approach to security selection. During the reporting period, we reallocated assets from MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund and MainStay MAP Fund.

We lowered the Fund’s allocation to MainStay International Equity Fund and redirected the proceeds to MainStay ICAP International Fund and MainStay 130/30 International Fund. This reallocation was made to adjust the Fund’s volatility in relation to the market as a whole and to address style considerations.

We initiated a position in MainStay Epoch International Small Cap Fund toward the end of the reporting period to access an additional market segment.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. The lowest total returns, although still decidedly positive, came from MainStay International Equity Fund and MainStay 130/30 Growth Fund.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

MainStay Epoch U.S. All Cap Fund and MainStay 130/30 Core Fund made the strongest contributions to the performance of the equity portion of the Fund. (Contributions take weightings and total returns into account.) Although all of the Fund’s Underlying Equity Funds posted positive returns, the Under-
lying Equity Funds that made the weakest contributions were MainStay S&P 500 Index Fund and MainStay Growth Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

We anticipated that the yield curve7 would eventually rise and flatten in response to several factors. First, we believed the Federal Reserve would eventually need to normalize monetary policy; second, public debt was growing; and third, corporate fundamentals were improving. With these factors in mind, we kept the Fund’s duration shorter than that of the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark, through investments in cash and Underlying Funds that invest in floating-rate instruments. At the same time, credit quality was held lower than that of the Barclays Capital U.S. Aggregate Bond Index. Both positioning strategies contributed positively, if only marginally, to relative performance as interest rates moved up slightly and credit spreads8 continued to narrow.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

The best results came from Underlying Fixed Income Funds that invest in security types that are either directly linked to equity markets (convertible bonds) or especially sensitive to corporate fundamentals (high-yield bonds). Longer-dated U.S. Treasury bonds trailed the broader market and lost value as yields rose modestly during the reporting period.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest contributions to return came from a position in MainStay Convertible Fund and a much larger position in MainStay Floating Rate Fund. At the other end of the spectrum, a position in MainStay Indexed Bond Fund detracted from the Fund’s performance. MainStay Intermediate Term Bond Fund and MainStay Global High Income Fund also detracted from the Fund’s fixed-income performance.

7. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The U.S. Treasury yield curve is said to flatten when the differential in yield between shorter-maturity and longer-maturity Treasury securities narrows.
8. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

40    MainStay Moderate Growth Allocation Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Affiliated Investment Companies 100.1%†

Equity Funds 82.5%
MainStay 130/30 Core Fund Class I (a)	4,998,824	$42,490,007
MainStay 130/30 Growth Fund Class I (a)(b)	50,979	467,478
MainStay 130/30 International Fund Class I (a)	3,130,918	24,014,144
MainStay Common Stock Fund Class I (a)	2,246,718	27,881,775
MainStay Epoch Global Choice Fund Class I (a)	278,622	4,566,608
MainStay Epoch International Small Cap Fund Class I	200,533	4,359,584
MainStay Epoch U.S. All Cap Fund Class I (a)	2,037,483	53,382,044
MainStay Growth Equity Fund Class I (a)(b)	58,954	714,528
MainStay ICAP Equity Fund Class I	246,492	9,729,033
MainStay ICAP International Fund Class I	892,076	29,483,107
MainStay ICAP Select Equity Fund Class I	473,586	18,086,251
MainStay International Equity Fund Class I	616,781	8,221,685
MainStay Large Cap Growth Fund Class I (b)	5,482,146	43,911,987
MainStay MAP Fund Class I (a)	1,823,250	63,540,276
MainStay U.S. Small Cap Fund Class I (a)	2,073,263	38,106,566

Total Equity Funds (Cost $308,746,857)		368,955,073

Fixed Income Funds 17.6%
MainStay Cash Reserves Fund Class I	5,760,917	5,760,917
MainStay Convertible Fund Class I	390,031	6,774,836
MainStay Flexible Bond Opportunities Fund Class I (a)	1,462,040	13,275,326
MainStay Floating Rate Fund Class I	2,696,187	25,721,625
MainStay Global High Income Fund Class I	47,904	574,850
MainStay High Yield Corporate Bond Fund Class I	749,785	4,506,209
MainStay High Yield Opportunities Fund Class I	602,240	7,299,150
MainStay Indexed Bond Fund Class I	504,050	5,700,807
MainStay Intermediate Term Bond Fund Class I	848,126	9,066,465

Total Fixed Income Funds (Cost $74,770,282)		78,680,185

Total Investments (Cost $383,517,139) (c)	100.1%	447,635,258
Other Assets, Less Liabilities	(0.1)	(463,448)

Net Assets	100.0%	$447,171,810

†	Percentages indicated are based on Fund net assets.
(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Fund.
(c)	At April 30, 2011, cost is $391,198,886 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$64,203,353
Gross unrealized depreciation	(7,766,981)

Net unrealized appreciation	$56,436,372

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted Prices
	in Active	Significant
	Markets for	Other	Unobservable
	Identical	Observable	Significant
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments in Securities
Affiliated Investment Companies
Equity Funds	$368,955,073	$—	$—	$368,955,073
Fixed Income Funds	78,680,185	—	—	78,680,185

Total Investments in Securities	$447,635,258	$—	$—	$447,635,258

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 41

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $383,517,139)	$447,635,258
Cash	77,557
Receivables:
Fund shares sold	436,225
Manager (See Note 3)	14,892
Other assets	54,856

Total assets	448,218,788

Liabilities
Payables:
Fund shares redeemed	586,422
NYLIFE Distributors (See Note 3)	170,117
Transfer agent (See Note 3)	124,789
Investment securities purchased	77,557
Shareholder communication	49,439
Professional fees	33,235
Custodian	2,078
Trustees	1,366
Accrued expenses	1,975

Total liabilities	1,046,978

Net assets	$447,171,810

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,835
Additional paid-in capital	426,003,436

426,041,271
Distributions in excess of net investment income	(166,065)
Accumulated net realized gain (loss) on investments	(42,821,515)
Net unrealized appreciation (depreciation) on investments	64,118,119

Net assets	$447,171,810

Investor Class
Net assets applicable to outstanding shares	$128,108,199

Shares of beneficial interest outstanding	10,800,014

Net asset value per share outstanding	$11.86
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price per share outstanding	$12.55

Class A
Net assets applicable to outstanding shares	$183,706,587

Shares of beneficial interest outstanding	15,488,748

Net asset value per share outstanding	$11.86
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price per share outstanding	$12.55

Class B
Net assets applicable to outstanding shares	$104,720,551

Shares of beneficial interest outstanding	8,934,203

Net asset value and offering price per share outstanding	$11.72

Class C
Net assets applicable to outstanding shares	$29,208,461

Shares of beneficial interest outstanding	2,492,045

Net asset value and offering price per share outstanding	$11.72

Class I
Net assets applicable to outstanding shares	$1,428,012

Shares of beneficial interest outstanding	119,503

Net asset value and offering price per share outstanding	$11.95

42 MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,290,100
Interest	10

Total income	4,290,110

Expenses
Distribution/Service—Investor Class (See Note 3)	146,149
Distribution/Service—Class A (See Note 3)	213,603
Distribution/Service—Class B (See Note 3)	491,942
Distribution/Service—Class C (See Note 3)	134,181
Transfer agent (See Note 3)	379,862
Shareholder communication	47,240
Registration	45,691
Professional fees	37,383
Trustees	6,152
Custodian	5,652
Miscellaneous	8,778

Total expenses before waiver/reimbursement	1,516,633
Expense waiver/reimbursement from Manager (See Note 3)	(110,704)

Net expenses	1,405,929

Net investment income (loss)	2,884,181

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	6,600,617
Realized capital gain distributions from affiliated investment companies	576,383

Net realized gain (loss) on investments from affiliated investment companies	7,177,000

Net change in unrealized appreciation (depreciation) on investments	42,704,298

Net realized and unrealized gain (loss) on investments	49,881,298

Net increase (decrease) in net assets resulting from operations	$52,765,479

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 43

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,884,181	$3,420,795
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	7,177,000	(8,182,778)
Net change in unrealized appreciation (depreciation) on investments	42,704,298	51,085,445

Net increase (decrease) in net assets resulting from operations	52,765,479	46,323,462

Dividends to shareholders:
From net investment income:
Investor Class	(1,421,593)	(1,204,021)
Class A	(2,286,332)	(2,008,728)
Class B	(555,953)	(623,191)
Class C	(149,275)	(156,948)
Class I	(26,034)	(11,153)

Total dividends to shareholders	(4,439,187)	(4,004,041)

Capital share transactions:
Net proceeds from sale of shares	44,620,178	74,685,446
Net asset value of shares issued to shareholders in reinvestment of dividends	4,323,926	3,893,632
Cost of shares redeemed	(40,594,436)	(67,000,942)

Increase (decrease) in net assets derived from capital share transactions	8,349,668	11,578,136

Net increase (decrease) in net assets	56,675,960	53,897,557
Net Assets
Beginning of period	390,495,850	336,598,293

End of period	$447,171,810	$390,495,850

Undistributed (distributions in excess of) net investment income at end of period	$(166,065)	$1,388,941

44 MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$10.58		$9.40	$8.36	$11.37

Net investment income (loss)	0.09	(a)	0.11 (a)	0.17 (a)	0.15	(a)
Net realized and unrealized gain (loss) on investments	1.33		1.20	1.17	(3.16)

Total from investment operations	1.42		1.31	1.34	(3.01)

Less dividends and distributions:
From net investment income	(0.14)		(0.13)	(0.19)	—
From net realized gain on investments	—		—	(0.11)	—

Total dividends and distributions	(0.14)		(0.13)	(0.30)	—

Net asset value at end of period	$11.86		$10.58	$9.40	$8.36

Total investment return (b)	13.52	%(c)	14.02%	16.87%	(26.47	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.59	%††	1.12%	2.02%	2.16	% ††
Net expenses (d)	0.50	%††	0.50%	0.47%	0.45	% ††
Expenses (before waiver/reimbursement) (d)	0.59	%††	0.65%	0.79%	0.67	% ††
Portfolio turnover rate	26%		54%	36%	40%
Net assets at end of period (in 000’s)	$128,108		$109,893	$86,438	$61,901

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 45

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.58		$9.40	$8.35	$13.10	$11.68	$10.46

Net investment income (loss)	0.09	(a)	0.12 (a)	0.18 (a)	0.15 (a)	0.20	0.11 (a)
Net realized and unrealized gain (loss) on investments	1.34		1.19	1.17	(4.28)	1.60	1.35

Total from investment operations	1.43		1.31	1.35	(4.13)	1.80	1.46

Less dividends and distributions:
From net investment income	(0.15)		(0.13)	(0.19)	(0.36)	(0.15)	(0.24)
From net realized gain on investments	—		—	(0.11)	(0.26)	(0.23)	(0.00)‡

Total dividends and distributions	(0.15)		(0.13)	(0.30)	(0.62)	(0.38)	(0.24)

Net asset value at end of period	$11.86		$10.58	$9.40	$8.35	$13.10	$11.68

Total investment return (b)	13.63	%(c)	14.07%	17.00%	(32.92%)	15.83%	14.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66	%††	1.22%	2.18%	1.30%	1.46%	0.98%
Net expenses (d)	0.39	%††	0.40%	0.43%	0.46%	0.46%	0.43%
Expenses (before waiver/reimbursement) (d)	0.39	%††	0.40%	0.43%	0.49%	0.49%	0.43%
Portfolio turnover rate	26%		54%	36%	40%	13%	61%
Net assets at end of period (in 000’s)	$183,707		$159,791	$140,284	$127,086	$207,499	$112,099

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

46 MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.42		$9.27	$8.23	$12.93	$11.60	$10.42

Net investment income (loss)	0.05	(a)	0.04 (a)	0.11 (a)	0.05 (a)	0.12	0.04 (a)
Net realized and unrealized gain (loss) on investments	1.31		1.18	1.16	(4.21)	1.57	1.33

Total from investment operations	1.36		1.22	1.27	(4.16)	1.69	1.37

Less dividends and distributions:
From net investment income	(0.06)		(0.07)	(0.12)	(0.28)	(0.13)	(0.19)
From net realized gain on investments	—		—	(0.11)	(0.26)	(0.23)	(0.00)‡

Total dividends and distributions	(0.06)		(0.07)	(0.23)	(0.54)	(0.36)	(0.19)

Net asset value at end of period	$11.72		$10.42	$9.27	$8.23	$12.93	$11.60

Total investment return (b)	13.12	%(c)	13.17%	16.06%	(33.42%)	14.95%	13.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83	%††	0.39%	1.35%	0.48%	0.73%	0.32%
Net expenses (d)	1.25	%††	1.25%	1.21%	1.22%	1.21%	1.18%
Expenses (before waiver/reimbursement) (d)	1.34	%††	1.40%	1.54%	1.37%	1.24%	1.18%
Portfolio turnover rate	26%		54%	36%	40%	13%	61%
Net assets at end of period (in 000’s)	$104,721		$94,448	$87,220	$76,188	$93,540	$48,046

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 47

Financial Highlights selected per share data and ratios

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.42		$9.27	$8.23	$12.93	$11.60	$10.42

Net investment income (loss)	0.05	(a)	0.04 (a)	0.11 (a)	0.06 (a)	0.13	0.03 (a)
Net realized and unrealized gain (loss) on investments	1.31		1.18	1.16	(4.22)	1.56	1.34

Total from investment operations	1.36		1.22	1.27	(4.16)	1.69	1.37

Less dividends and distributions:
From net investment income	(0.06)		(0.07)	(0.12)	(0.28)	(0.13)	(0.19)
From net realized gain on investments	—		—	(0.11)	(0.26)	(0.23)	(0.00)‡

Total dividends and distributions	(0.06)		(0.07)	(0.23)	(0.54)	(0.36)	(0.19)

Net asset value at end of period	$11.72		$10.42	$9.27	$8.23	$12.93	$11.60

Total investment return (b)	13.12	%(c)	13.16%	16.07%	(33.42%)	14.95%	13.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83	%††	0.37%	1.39%	0.50%	0.73%	0.25%
Net expenses (d)	1.25	%††	1.25%	1.21%	1.22%	1.21%	1.18%
Expenses (before waiver/reimbursement) (d)	1.34	%††	1.40%	1.54%	1.36%	1.24%	1.18%
Portfolio turnover rate	26%		54%	36%	40%	13%	61%
Net assets at end of period (in 000’s)	$29,208		$25,524	$21,968	$18,993	$27,284	$15,639

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48 MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.67		$9.48	$8.42	$13.20	$11.74	$10.47

Net investment income (loss)	0.12	(a)	0.15 (a)	0.19 (a)	0.17 (a)	0.22	0.15 (a)
Net realized and unrealized gain (loss) on investments	1.33		1.19	1.20	(4.30)	1.63	1.38

Total from investment operations	1.45		1.34	1.39	(4.13)	1.85	1.53

Less dividends and distributions:
From net investment income	(0.17)		(0.15)	(0.22)	(0.39)	(0.16)	(0.26)
From net realized gain on investments	—		—	(0.11)	(0.26)	(0.23)	(0.00)‡

Total dividends and distributions	(0.17)		(0.15)	(0.33)	(0.65)	(0.39)	(0.26)

Net asset value at end of period	$11.95		$10.67	$9.48	$8.42	$13.20	$11.74

Total investment return (b)	13.77	%(c)	14.29%	17.37%	(32.72%)	16.17%	14.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15	%††	1.47%	2.30%	1.51%	1.46%	1.36%
Net expenses (d)	0.14	%††	0.15%	0.19%	0.22%	0.25%	0.17%
Expenses (before reimbursement/waiver) (d)	0.14	%††	0.15%	0.19%	0.26%	0.31%	0.17%
Portfolio turnover rate	26%		54%	36%	40%	13%	61%
Net assets at end of period (in 000’s)	$1,428		$840	$688	$532	$681	$12

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 49

MainStay Growth Allocation Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

						Since	Gross
						Inception	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(4/4/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	9.43%	11.73%	1.82%	4.19%	1.93%
		Excluding sales charges	15.80	18.23	2.98	5.17	1.93

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9.47	11.76	1.83	4.20	1.68
		Excluding sales charges	15.84	18.27	2.99	5.18	1.68

Class B Shares	Maximum 5% CDSC	With sales charges	10.45	12.44	1.83	4.38	2.68
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	15.45	17.44	2.20	4.38	2.68

Class C Shares	Maximum 1% CDSC	With sales charges	14.44	16.43	2.20	4.39	2.68
	if Redeemed Within One Year of Purchase	Excluding sales charges	15.44	17.43	2.20	4.39	2.68

Class I Shares	No Sales Charge		16.03	18.67	3.24	5.51	1.43

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50    MainStay Growth Allocation Fund

	Six	One	Five	Since
Benchmark Performance	Months	Year	Years	Inception

S&P 500® Index[4]	16.36%	17.22%	2.95%	4.60%

MSCI EAFE® Index[5]	12.71	19.18	1.54	5.98

Average Lipper Multi-Cap Core Fund[6]	16.89	18.00	2.79	5.18

4.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    51

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,158.00	$2.68	$1,022.30	$2.51

Class A Shares	$1,000.00	$1,158.40	$2.35	$1,022.60	$2.21

Class B Shares	$1,000.00	$1,154.50	$6.68	$1,018.60	$6.26

Class C Shares	$1,000.00	$1,154.40	$6.68	$1,018.60	$6.26

Class I Shares	$1,000.00	$1,160.30	$1.02	$1,023.90	$0.95

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.50% for Investor Class, 0.44% for Class A, 1.25% for Class B and Class C and 0.19% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

52    MainStay Growth Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2011 (Unaudited)

Capital Appreciation	44.00
Growth of Capital	41.10
Total Return	15.00
Other Assets, Less Liabilities	(0.10)

See Portfolio Investments on page 56 for specific holdings within these categories.

mainstayinvestments.com    53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Growth Allocation Fund returned 15.80% for Investor Class shares, 15.84% for Class A shares, 15.45% for Class B shares and 15.44% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 16.03%. All share classes underperformed the 16.89% return of the average Lipper2 multi-cap core fund and the 16.36% return of the S&P 500® Index3 for the six months ended April 30, 2011. The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 12.71% return of the MSCI EAFE® Index,4 which is a secondary benchmark for the Fund. See page 50 for Fund returns with sales charges.

Were there any changes made to the Fund during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continued to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Fund’s relative performance was influenced by two main factors: risk posture and capitalization exposure. With the economy stabilizing, corporate profits growing and price valuations at levels we believed to be reasonable, we continued to position the Fund in favor of assets with greater volatility, as we had done for some time.

During the reporting period, the Fund reflected our preference for Underlying Equity Funds that invest in large-cap companies. After a prolonged rally in small-cap stocks, we felt that on average, small-cap issues were somewhat expensive relative to opportunities in the large-cap market. We also felt that large-cap companies with expansive overseas distribution channels would be more likely to benefit from a weakening U.S. dollar and higher emerging-market demand. Unfortunately, this positioning was not the strongest we could have chosen in terms of relative performance, because the stocks of mid- and small-cap companies outperformed their large-cap counterparts during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Funds’ hold-ings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of strong portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum.

During the reporting period, the Fund favored Underlying Funds that invested in assets we believed were likely to be sensitive to the economic recovery. As the economy continued to wean itself off of aid from the Federal Reserve and corporate profits continued to rise, these positions were rewarded. We also responded to a premium for growth stocks as compared to value stocks that was small relative to historical norms, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth should the earnings recovery begin to lose momentum in the quarters ahead. With these factors in mind, we tilted the Fund slightly toward Underlying Funds that emphasized growth stocks. During the reporting period, this bias had little impact on performance, since overall results for the growth and value styles were similar.

How did the Fund’s allocations change over the course of the reporting period?

The Fund has historically had extensive holdings among Underlying Equity Funds with quantitative management styles. During the reporting period, we came to believe that the Fund would benefit from a greater emphasis on qualitatively driven Underlying Equity Funds. As a result, we gradually diversified the Fund across different management styles by investing in Underlying Equity Funds that employ a more qualitative approach to security selection. During the reporting period, we reallocated assets from MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund and MainStay MAP Fund.

We lowered the Fund’s allocation to MainStay International Equity Fund and redirected the proceeds to MainStay ICAP International Fund and MainStay 130/30 International Fund. This reallocation was made to adjust the Fund’s volatility in relation to the market as a whole and to address style considerations.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 51 for more information on Lipper Inc.
3. See footnote on page 51 for more information on the S&P 500® Index.
4. See footnote on page 51 for more information on the MSCI EAFE® Index.

54    MainStay Growth Allocation Fund

We initiated a position in MainStay Epoch International Small Cap Fund toward the end of the reporting period to access an additional market segment.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

The highest total returns among the Underlying Equity Funds in which the Fund invested came from MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund. The lowest total returns, although still decidedly positive, came from MainStay International Equity Fund and MainStay 130/30 Growth Fund.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

MainStay Epoch U.S. All Cap Fund and MainStay 130/30 Core Fund made the strongest contributions to the performance of the Fund. Although all of the Fund’s Underlying Equity Funds posted positive returns, the Underlying Equity Fund holdings that made the weakest contributions were positions in MainStay S&P 500 Index Fund and MainStay Growth Equity Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    55

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Affiliated Investment Companies 100.1%†

Equity Funds 100.1%
MainStay 130/30 Core Fund Class I (a)	2,938,200	$24,974,698
MainStay 130/30 Growth Fund Class I (b)	23,974	219,840
MainStay 130/30 International Fund Class I (a)	2,177,671	16,702,735
MainStay Common Stock Fund Class I (a)	1,623,827	20,151,690
MainStay Epoch Global Choice Fund Class I	146,177	2,395,847
MainStay Epoch International Small Cap Fund Class I	106,170	2,308,141
MainStay Epoch U.S. All Cap Fund Class I	1,180,003	30,916,077
MainStay Growth Equity Fund Class I (a)(b)	126,129	1,528,684
MainStay ICAP Equity Fund Class I	145,117	5,727,751
MainStay ICAP International Fund Class I	565,784	18,699,163
MainStay ICAP Select Equity Fund Class I	288,148	11,004,363
MainStay International Equity Fund Class I	488,105	6,506,435
MainStay Large Cap Growth Fund Class I (b)	3,313,615	26,542,055
MainStay MAP Fund Class I	1,154,484	40,233,768
MainStay U.S. Small Cap Fund Class I (a)	1,518,870	27,916,822

Total Investments (Cost $198,301,748) (c)	100.1%	235,828,069
Other Assets, Less Liabilities	(0.1)	(225,604)

Net Assets	100.0%	$235,602,465

†	Percentages indicated are based on Fund net assets.
(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Fund.
(c)	At April 30, 2011, cost is $206,159,931 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$37,526,321
Gross unrealized depreciation	(7,858,183)

Net unrealized appreciation	$29,668,138

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Affiliated Investment Companies
Equity Funds	$235,828,069	$—	$—	$235,828,069

Total Investments in Securities	$235,828,069	$—	$—	$235,828,069

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

56 MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $198,301,748)	$235,828,069
Receivables:
Fund shares sold	155,881
Manager (See Note 3)	15,572
Investment securities sold	6,587
Other assets	47,422

Total assets	236,053,531

Liabilities
Due to custodian	6,586
Payables:
Fund shares redeemed	218,054
NYLIFE Distributors (See Note 3)	90,093
Transfer agent (See Note 3)	82,114
Shareholder communication	27,578
Professional fees	22,635
Custodian	1,245
Trustees	670
Accrued expenses	2,091

Total liabilities	451,066

Net assets	$235,602,465

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,105
Additional paid-in capital	229,887,393

229,907,498
Undistributed net investment income	257,608
Accumulated net realized gain (loss) on investments	(32,088,962)
Net unrealized appreciation (depreciation) on investments	37,526,321

Net assets	$235,602,465

Investor Class
Net assets applicable to outstanding shares	$77,351,508

Shares of beneficial interest outstanding	6,566,667

Net asset value per share outstanding	$11.78
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price per share outstanding	$12.47

Class A
Net assets applicable to outstanding shares	$84,213,248

Shares of beneficial interest outstanding	7,148,546

Net asset value per share outstanding	$11.78
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price per share outstanding	$12.47

Class B
Net assets applicable to outstanding shares	$58,519,418

Shares of beneficial interest outstanding	5,054,882

Net asset value and offering price per share outstanding	$11.58

Class C
Net assets applicable to outstanding shares	$13,869,277

Shares of beneficial interest outstanding	1,196,415

Net asset value and offering price per share outstanding	$11.59

Class I
Net assets applicable to outstanding shares	$1,649,014

Shares of beneficial interest outstanding	138,581

Net asset value and offering price per share outstanding	$11.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 57

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,745,029

Expenses
Distribution/Service—Investor Class (See Note 3)	88,163
Distribution/Service—Class A (See Note 3)	97,374
Distribution/Service—Class B (See Note 3)	273,838
Distribution/Service—Class C (See Note 3)	62,103
Transfer agent (See Note 3)	246,989
Registration	42,124
Shareholder communication	28,439
Professional fees	24,896
Custodian	4,447
Trustees	3,207
Miscellaneous	6,011

Total expenses before waiver/reimbursement	877,591
Expense waiver/reimbursement from Manager (See Note 3)	(106,856)

Net expenses	770,735

Net investment income (loss)	974,294

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	7,664,827
Net change in unrealized appreciation (depreciation) on investments	23,347,548

Net realized and unrealized gain (loss) on investments	31,012,375

Net increase (decrease) in net assets resulting from operations	$31,986,669

58 MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$974,294	$238,326
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	7,664,827	(8,268,603)
Net change in unrealized appreciation (depreciation) on investments	23,347,548	33,238,207

Net increase (decrease) in net assets resulting from operations	31,986,669	25,207,930

Dividends to shareholders:
From net investment income:
Investor Class	(317,839)	(316,041)
Class A	(387,343)	(373,510)
Class I	(11,504)	(9,797)

Total dividends to shareholders	(716,686)	(699,348)

Capital share transactions:
Net proceeds from sale of shares	22,852,168	36,153,029
Net asset value of shares issued to shareholders in reinvestment of dividends	683,170	669,513
Cost of shares redeemed	(22,328,059)	(36,201,746)

Increase (decrease) in net assets derived from capital share transactions	1,207,279	620,796

Net increase (decrease) in net assets	32,477,262	25,129,378
Net Assets
Beginning of period	203,125,203	177,995,825

End of period	$235,602,465	$203,125,203

Undistributed net investment income at end of period	$257,608	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 59

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$10.22		$8.97	$8.09	$11.68

Net investment income (loss) (a)	0.06		0.03	0.10	0.01
Net realized and unrealized gain (loss) on investments	1.55		1.27	1.00	(3.60)

Total from investment operations	1.61		1.30	1.10	(3.59)

Less dividends and distributions:
From net investment income	(0.05)		(0.05)	(0.14)	—
From net realized gain on investments	—		—	(0.08)	—

Total dividends and distributions	(0.05)		(0.05)	(0.22)	—

Net asset value at end of period	$11.78		$10.22	$8.97	$8.09

Total investment return (b)	15.80	%(c)	14.54%	14.13%	(30.74	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13	%††	0.35%	1.30%	0.19	% ††
Net expenses (d)	0.50	%††	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement) (d)	0.66	%††	0.73%	0.88%	0.75	% ††
Portfolio turnover rate	28%		54%	42%	37%
Net assets at end of period (in 000’s)	$77,352		$66,013	$54,578	$38,881

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

60 MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.22		$8.97	$8.08	$13.78	$12.08	$10.51

Net investment income (loss) (a)	0.06		0.04	0.12	0.07	0.05	(0.03)
Net realized and unrealized gain (loss) on investments	1.55		1.26	0.99	(5.11)	2.11	1.74

Total from investment operations	1.61		1.30	1.11	(5.04)	2.16	1.71

Less dividends and distributions:
From net investment income	(0.05)		(0.05)	(0.14)	(0.32)	(0.14)	(0.09)
From net realized gain on investments	—		—	(0.08)	(0.34)	(0.32)	(0.05)

Total dividends and distributions	(0.05)		(0.05)	(0.22)	(0.66)	(0.46)	(0.14)

Net asset value at end of period	$11.78		$10.22	$8.97	$8.08	$13.78	$12.08

Total investment return (b)	15.84	%(c)	14.57%	14.29%	(38.20%)	18.42%	16.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13	%††	0.38%	1.55%	0.60%	0.41%	(0.25%)
Net expenses (d)	0.44	%††	0.48%	0.48%	0.49%	0.48%	0.52%
Expenses (before waiver/reimbursement) (d)	0.44	%††	0.48%	0.52%	0.57%	0.55%	0.55%
Portfolio turnover rate	28%		54%	42%	37%	17%	84%
Net assets at end of period (in 000’s)	$84,213		$71,983	$62,210	$58,165	$116,123	$54,499

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 61

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.03		$8.82	$7.94	$13.56	$11.97	$10.47

Net investment income (loss) (a)	0.02		(0.04)	0.05	(0.03)	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	1.53		1.25	0.98	(5.01)	2.07	1.72

Total from investment operations	1.55		1.21	1.03	(5.04)	2.03	1.62

Less dividends and distributions:
From net investment income	—		—	(0.07)	(0.24)	(0.12)	(0.07)
From net realized gain on investments	—		—	(0.08)	(0.34)	(0.32)	(0.05)

Total dividends and distributions	—		—	(0.15)	(0.58)	(0.44)	(0.12)

Net asset value at end of period	$11.58		$10.03	$8.82	$7.94	$13.56	$11.97

Total investment return (b)	15.45	%(c)	13.72%	13.32%	(38.65%)	17.44%	15.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37	%††	(0.38%)	0.65%	(0.24%)	(0.34%)	(0.91%)
Net expenses (d)	1.25	%††	1.25%	1.25%	1.25%	1.23%	1.27%
Expenses (before waiver/reimbursement) (d)	1.41	%††	1.48%	1.64%	1.44%	1.30%	1.30%
Portfolio turnover rate	28%		54%	42%	37%	17%	84%
Net assets at end of period (in 000’s)	$58,519		$52,053	$49,206	$42,501	$59,902	$27,770

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62 MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.04		$8.84	$7.96	$13.58	$11.97	$10.46

Net investment income (loss) (a)	0.02		(0.04)	0.05	(0.02)	(0.03)	(0.11)
Net realized and unrealized gain (loss) on investments	1.53		1.24	0.98	(5.02)	2.08	1.74

Total from investment operations	1.55		1.20	1.03	(5.04)	2.05	1.63

Less dividends and distributions:
From net investment income	—		—	(0.07)	(0.24)	(0.12)	(0.07)
From net realized gain on investments	—		—	(0.08)	(0.34)	(0.32)	(0.05)

Total dividends and distributions	—		—	(0.15)	(0.58)	(0.44)	(0.12)

Net asset value at end of period	$11.59		$10.04	$8.84	$7.96	$13.58	$11.97

Total investment return (b)	15.44	%(c)	13.57%	13.29%	(38.58%)	17.51%	15.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35	%††	(0.39%)	0.61%	(0.21%)	(0.26%)	(0.95%)
Net expenses (d)	1.25	%††	1.25%	1.25%	1.25%	1.23%	1.27%
Expenses (before waiver/reimbursement) (d)	1.41	%††	1.48%	1.64%	1.44%	1.30%	1.30%
Portfolio turnover rate	28%		54%	42%	37%	17%	84%
Net assets at end of period (in 000’s)	$13,869		$11,599	$10,773	$8,682	$13,668	$8,640

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 63

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.33		$9.06	$8.17	$13.91	$12.17	$10.52

Net investment income (loss) (a)	0.08		0.06	0.12	0.07	0.05	0.01
Net realized and unrealized gain (loss) on investments	1.57		1.28	1.01	(5.12)	2.16	1.79

Total from investment operations	1.65		1.34	1.13	(5.05)	2.21	1.80

Less dividends and distributions:
From net investment income	(0.08)		(0.07)	(0.16)	(0.35)	(0.15)	(0.10)
From net realized gain on investments	—		—	(0.08)	(0.34)	(0.32)	(0.05)

Total dividends and distributions	(0.08)		(0.07)	(0.24)	(0.69)	(0.47)	(0.15)

Net asset value at end of period	$11.90		$10.33	$9.06	$8.17	$13.91	$12.17

Total investment return (b)	16.03	%(c)	14.87%	14.40%	(38.00%)	18.68%	17.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47	%††	0.64%	1.50%	0.62%	0.41%	0.06%
Net expenses (d)	0.19	%††	0.23%	0.25%	0.25%	0.24%	0.25%
Expenses (before reimbursement/waiver) (d)	0.19	%††	0.23%	0.27%	0.28%	0.40%	0.28%
Portfolio turnover rate	28%		54%	42%	37%	17%	84%
Net assets at end of period (in 000’s)	$1,649		$1,478	$1,229	$849	$107	$14

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

64 MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a diversified fund. Each Allocation Fund is the successor of a series of Eclipse Funds Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Allocation Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Allocation Funds each currently offer five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds” and may invest in other Funds of the Trust as well as Funds of the Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, and Eclipse Funds Inc., a Maryland Corporation, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) also serves as Manager (“Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

“Fair value” is defined as the price that an Allocation Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Allocation Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Allocation Funds to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Allocation Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would

mainstayinvestments.com    65

Notes to Financial Statements (unaudited) (continued)

have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Allocation Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Allocation Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Allocation Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for each Allocation Fund’s investments is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAV at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

The Allocation Funds’ other investments and securities held by the Affiliated Underlying Funds are valued as described below.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Underlying Fund’s manager in consultation with the Underlying Fund’s subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, include corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Underlying Fund has engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Allocation Funds’ Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Allocation Funds’ Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Allocation Funds did not hold securities that were valued in such a manner.

(B) Income Taxes. Each of the Allocation Funds is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The

66    MainStay Asset Allocation Funds

Conservative Allocation Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital gains, if any, annually. The other Allocation Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Allocation Funds in proportion to the net assets of the respective Allocation Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Allocation Fund, including those of related parties to the Allocation Funds, are shown in each Allocation Fund’s Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Allocation Funds may vary.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to a Management Agreement, as amended (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager also pays the salaries and expenses of all personnel affiliated with the Allocation Funds and the operational expenses of the Allocation Funds. Prior to January 1, 2011, Madison Square Investors LLC, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, served as subadvisor to the Allocation Funds and was responsible for the day-to-day portfolio management of the Allocation Funds. Pursuant to the terms of a Subadvisory Agreement, as amended between New York Life Investments and the Subadvisor, New York Life Investments paid for the services of the Subadvisor.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the Manager’s of the Underlying Funds in which the Allocation Funds invest.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets for each class:

	Investor
	Class	Class A	Class B	Class C	Class I

MainStay Conservative Allocation Fund	0.50%	0.50%	1.25%	1.25%	0.25%

MainStay Moderate Allocation Fund	0.50	0.50	1.25	1.25	0.25

MainStay Moderate Growth Allocation Fund	0.50	0.50	1.25	1.25	0.25

MainStay Growth Allocation Fund	0.50	0.50	1.25	1.25	0.25

This expense limitation agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

mainstayinvestments.com    67

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended April 30, 2011, New York Life Investments reimbursed expenses of the Allocation Funds as follows:

Total

MainStay Conservative Allocation Fund	$37,071

MainStay Moderate Allocation Fund	65,243

MainStay Moderate Growth Allocation Fund	110,704

MainStay Growth Allocation Fund	106,856

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Allocation Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

(C) Sales Charges. The Allocation Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2011 were as follows:

MainStay Conservative Allocation Fund

Investor Class	$33,431

Class A	44,926

MainStay Moderate Allocation Fund

Investor Class	$73,680

Class A	54,629

MainStay Moderate Growth Allocation Fund

Investor Class	$91,799

Class A	35,839

MainStay Growth Allocation Fund

Investor Class	$48,974

Class A	17,174

The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the six-month period ended April 30, 2011 were as follows:

MainStay Conservative Allocation Fund

Investor Class	$1

Class A	49

Class B	25,559

Class C	3,602

MainStay Moderate Allocation Fund

Class A	$4

Class B	63,490

Class C	1,671

MainStay Moderate Growth Allocation Fund

Class B	$106,850

Class C	3,779

MainStay Growth Allocation Fund

Investor Class	$58

Class A	1,423

Class B	70,328

Class C	577

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC.

68    MainStay Asset Allocation Funds

Transfer agent expenses incurred by the Allocation Funds for the six-month period ended April 30, 2011, were as follows:

MainStay Conservative Allocation Fund	Total

Investor Class	$42,332

Class A	31,673

Class B	36,776

Class C	32,396

Class I	1,630

MainStay Moderate Allocation Fund	Total

Investor Class	$101,420

Class A	56,976

Class B	92,464

Class C	47,388

Class I	2,278

MainStay Moderate Growth Allocation Fund	Total

Investor Class	$156,983

Class A	54,174

Class B	132,183

Class C	36,047

Class I	475

MainStay Growth Allocation Fund	Total

Investor Class	$107,433

Class A	36,448

Class B	83,464

Class C	18,906

Class I	738

(E) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Allocation Funds with the following values and percentages of net assets as follows:

MainStay Conservative Allocation Fund

Class I	$14,437	0.2%

MainStay Moderate Allocation Fund

Class I	$14,471	0.2%

MainStay Moderate Growth Allocation Fund

Class I	$14,342	1.0%

MainStay Growth Allocation Fund

Class I	$13,851	0.8%

At April 30, 2011, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Conservative Allocation Fund

MainStay 130/30 Core Fund Class I	4.17%

MainStay 130/30 Growth Fund Class I	2.45

MainStay 130/30 International Fund Class I	2.67

MainStay Cash Reserves Fund Class I	1.69

MainStay Common Stock Fund Class I	2.25

MainStay Convertible Fund Class I	2.01

MainStay Epoch Global Choice Fund Class I	4.75

MainStay Epoch International Small Cap Fund Class I	0.94

MainStay Epoch U.S. All Cap Fund Class I	2.70

MainStay Flexible Bond Opportunities Fund Class I	8.86

MainStay Floating Rate Fund Class I	4.46

MainStay Global High Income Fund Class I	1.28

MainStay Growth Equity Fund Class I	1.05

MainStay High Yield Corporate Bond Fund Class I	0.30

MainStay High Yield Opportunities Fund Class I	1.77

MainStay ICAP Equity Fund Class I	0.81

MainStay ICAP International Fund Class I	0.66

MainStay ICAP Select Equity Fund Class I	0.31

MainStay Indexed Bond Fund Class I	12.25

MainStay Intermediate Term Bond Fund Class I	4.04

MainStay International Equity Fund Class I	0.04

MainStay Large Cap Growth Fund Class I	0.27

MainStay MAP Fund Class I	2.10

MainStay U.S. Small Cap Fund Class I	3.11

MainStay Moderate Allocation Fund

MainStay 130/30 Core Fund Class I	12.06%

MainStay 130/30 Growth Fund Class I	11.71

MainStay 130/30 International Fund Class I	10.25

MainStay Cash Reserves Fund Class I	3.03

MainStay Common Stock Fund Class I	10.19

MainStay Convertible Fund Class I	3.16

MainStay Epoch Global Choice Fund Class I	8.54

MainStay Epoch International Small Cap Fund Class I	1.76

MainStay Epoch U.S. All Cap Growth Fund Class I	6.71

MainStay Flexible Bond Opportunities Fund Class I	13.33

MainStay Floating Rate Fund Class I	5.66

MainStay Global High Income Fund Class I	1.91

MainStay Growth Equity Fund Class I	2.58

MainStay High Yield Corporate Bond Fund Class I	0.32

MainStay High Yield Opportunities Fund Class I	2.15

mainstayinvestments.com    69

Notes to Financial Statements (unaudited) (continued)

MainStay Moderate Allocation Fund (continued)

MainStay ICAP Equity Fund Class I	2.40%

MainStay ICAP International Fund Class I	2.77

MainStay ICAP Select Equity Fund Class I	0.66

MainStay Indexed Bond Fund Class I	11.51

MainStay Intermediate Term Bond Fund Class I	4.98

MainStay International Equity Fund Class I	0.98

MainStay Large Cap Growth Fund Class I	0.59

MainStay MAP Fund Class I	4.89

MainStay U.S. Small Cap Fund Class I	6.71

MainStay Moderate Growth Allocation Fund

MainStay 130/30 Core Fund Class I	15.63%

MainStay 130/30 Growth Fund Class I	9.07

MainStay 130/30 International Fund Class I	15.09

MainStay Cash Reserves Fund Class I	1.56

MainStay Common Stock Fund Class I	12.74

MainStay Convertible Fund Class I	2.01

MainStay Epoch Global Choice Fund Class I	8.30

MainStay Epoch International Small Cap Fund Class I	1.77

MainStay Epoch U.S. All Cap Fund Class I	7.98

MainStay Flexible Bond Opportunities Fund Class I	7.41

MainStay Floating Rate Fund Class I	4.83

MainStay Global High Income Fund Class I	1.57

MainStay Growth Equity Fund Class I	10.02

MainStay High Yield Corporate Bond Fund Class I	0.24

MainStay High Yield Opportunities Fund Class I	1.66

MainStay ICAP Equity Fund Class I	1.30

MainStay ICAP International Fund Class I	3.81

MainStay ICAP Select Equity Fund Class I	0.70

MainStay Indexed Bond Fund Class I	1.17

MainStay Intermediate Term Bond Fund Class I	1.91

MainStay International Equity Fund Class I	3.09

MainStay Large Cap Growth Fund Class I	0.69

MainStay MAP Fund Class I	6.02

MainStay U.S. Small Cap Fund Class I	18.26

MainStay Growth Allocation Fund

MainStay 130/30 Core Fund Class I	9.19%

MainStay 130/30 Growth Fund Class I	4.27

MainStay 130/30 International Fund Class I	10.49

MainStay Common Stock Fund Class I	9.21

MainStay Epoch Global Choice Fund Class I	4.36

MainStay Epoch International Small Cap Fund Class I	0.93

MainStay Epoch U.S. All Cap Fund Class I	4.62

MainStay Growth Equity Fund Class I	21.44

MainStay ICAP Equity Fund Class I	0.77

MainStay ICAP International Fund Class I	2.41

MainStay ICAP Select Equity Fund Class I	0.43

MainStay International Equity Fund Class I	2.45

MainStay Large Cap Growth Fund Class I	0.42

MainStay MAP Fund Class I	3.81

MainStay U.S. Small Cap Fund Class I	13.37

(F) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Allocation Funds by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Allocation Funds through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay Conservative Allocation Fund	$3,158

MainStay Moderate Allocation Fund	5,787

MainStay Moderate Growth Allocation Fund	5,622

MainStay Growth Allocation Fund	2,943

Effective March 18, 2011, the Allocation Funds are no longer directly responsible for any portion of the cost of legal services provided to the Allocation Funds by OGC.

Note 4–Federal Income Tax

MainStay Conservation Allocation Fund
At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $12,295,628 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Conservative Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$9,959
2018	2,337

Total	$12,296

70    MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund
At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $30,136,097 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$25,133
2018	5,003

Total	$30,136

MainStay Moderate Growth Allocation Fund
At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $42,316,768 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$33,934
2018	8,383

Total	$42,317

MainStay Growth Allocation Fund
At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $31,895,606 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$21,809
2018	10,087

Total	$31,896

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

	2010
	Tax Based	Tax Based
	Distributions	Distributions
	from	from Long-
	Ordinary	Term Capital
	Income	Gains	Total

MainStay Conservative Allocation Fund	$4,071,051	$—	$4,071,051

MainStay Moderate Allocation Fund	5,948,084	—	5,948,084

MainStay Moderate Growth Allocation Fund	4,004,041	—	4,004,041

MainStay Growth Allocation Fund	699,348	—	699,348

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Allocation Funds. Custodial fees are charged to the Allocation Funds based on the market value of securities in the Allocation Funds and the number of certain cash transactions incurred by the Allocation Funds.

Note 6–Line of Credit

The Allocation Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Allocation Funds on the amended credit agreement during the six-month period ended April 30, 2011.

mainstayinvestments.com    71

Notes to Financial Statements (unaudited) (continued)

Note 7—Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities were as follows:

	Purchases	Sales

MainStay Conservative Allocation Fund	$76,189	$54,858

MainStay Moderate Allocation Fund	128,489	113,343

MainStay Moderate Growth Allocation Fund	116,426	108,670

MainStay Growth Allocation Fund	61,522	60,194

Note 8–Capital Share Transactions

MainStay Conservative Allocation Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	672,292	$7,447,560
Shares issued to shareholders in reinvestment of dividends	54,226	594,083
Shares redeemed	(293,819)	(3,255,654)

Net increase (decrease) in shares outstanding before conversion	432,699	4,785,989
Shares converted into Investor Class (See Note 1)	101,327	1,124,078
Shares converted from Investor Class (See Note 1)	(267,859)	(2,965,127)

Net increase (decrease)	266,167	$2,944,940

Year ended October 31, 2010:
Shares sold	1,272,615	$13,108,678
Shares issued to shareholders in reinvestment of dividends	64,931	666,390
Shares redeemed	(511,712)	(5,272,444)

Net increase (decrease) in shares outstanding before conversion	825,834	8,502,624
Shares converted into Investor Class (See Note 1)	212,631	2,201,452
Shares converted from Investor Class (See Note 1)	(348,219)	(3,604,600)

Net increase (decrease)	690,246	$7,099,476

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,734,038	$19,168,879
Shares issued to shareholders in reinvestment of dividends	182,597	1,998,902
Shares redeemed	(1,113,969)	(12,333,089)

Net increase (decrease) in shares outstanding before conversion	802,666	8,834,692
Shares converted into Class A (See Note 1)	321,704	3,554,911
Shares converted from Class A (See Note 1)	(28,076)	(314,170)

Net increase (decrease)	1,096,294	$12,075,433

Year ended October 31, 2010:
Shares sold	3,324,275	$34,262,636
Shares issued to shareholders in reinvestment of dividends	217,173	2,227,781
Shares redeemed	(2,254,484)	(23,253,208)

Net increase (decrease) in shares outstanding before conversion	1,286,964	13,237,209
Shares converted into Class A (See Note 1)	462,810	4,788,103
Shares converted from Class A (See Note 1)	(70,095)	(737,389)

Net increase (decrease)	1,679,679	$17,287,923

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	412,667	$4,556,479
Shares issued to shareholders in reinvestment of dividends	36,074	392,795
Shares redeemed	(213,839)	(2,354,594)

Net increase (decrease) in shares outstanding before conversion	234,902	2,594,680
Shares converted from Class B (See Note 1)	(127,553)	(1,399,692)

Net increase (decrease)	107,349	$1,194,988

Year ended October 31, 2010:
Shares sold	841,150	$8,635,556
Shares issued to shareholders in reinvestment of dividends	41,398	422,699
Shares redeemed	(501,971)	(5,141,901)

Net increase (decrease) in shares outstanding before conversion	380,577	3,916,354
Shares converted from Class B (See Note 1)	(258,150)	(2,647,566)

Net increase (decrease)	122,427	$1,268,788

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	549,888	$6,064,625
Shares issued to shareholders in reinvestment of dividends	27,634	300,943
Shares redeemed	(337,591)	(3,728,852)

Net increase (decrease)	239,931	$2,636,716

Year ended October 31, 2010:
Shares sold	918,173	$9,429,966
Shares issued to shareholders in reinvestment of dividends	30,861	315,028
Shares redeemed	(678,099)	(6,965,387)

Net increase (decrease)	270,935	$2,779,607

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	188,750	$2,110,879
Shares issued to shareholders in reinvestment of dividends	9,816	108,399
Shares redeemed	(13,827)	(153,783)

Net increase (decrease)	184,739	$2,065,495

72    MainStay Asset Allocation Funds

Class I	Shares	Amount

Year ended October 31, 2010:
Shares sold	411,893	$4,220,912
Shares issued to shareholders in reinvestment of dividends	9,075	93,890
Shares redeemed	(9,174)	(94,810)

Net increase (decrease)	411,794	$4,219,992

MainStay Moderate Allocation Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,304,407	$14,667,924
Shares issued to shareholders in reinvestment of dividends	140,066	1,537,922
Shares redeemed	(597,900)	(6,707,085)

Net increase (decrease) in shares outstanding before conversion	846,573	9,498,761
Shares converted into Investor Class (See Note 1)	185,750	2,096,370
Shares converted from Investor Class (See Note 1)	(551,441)	(6,195,855)

Net increase (decrease)	480,882	$5,399,276

Year ended October 31, 2010:
Shares sold	1,963,067	$20,157,776
Shares issued to shareholders in reinvestment of dividends	119,553	1,209,844
Shares redeemed	(1,122,124)	(11,480,471)

Net increase (decrease) in shares outstanding before conversion	960,496	9,887,149
Shares converted into Investor Class (See Note 1)	416,693	4,275,033
Shares converted from Investor Class (See Note 1)	(558,097)	(5,751,131)

Net increase (decrease)	819,092	$8,411,051

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,982,739	$22,167,846
Shares issued to shareholders in reinvestment of dividends	383,698	4,209,163
Shares redeemed	(2,250,954)	(25,261,129)

Net increase (decrease) in shares outstanding before conversion	115,483	1,115,880
Shares converted into Class A (See Note 1)	642,975	7,215,511
Shares converted from Class A (See Note 1)	(42,120)	(479,331)

Net increase (decrease)	716,338	$7,852,060

Year ended October 31, 2010:
Shares sold	4,221,034	$43,540,034
Shares issued to shareholders in reinvestment of dividends	310,694	3,141,111
Shares redeemed	(3,822,538)	(39,081,017)

Net increase (decrease) in shares outstanding before conversion	709,190	7,600,128
Shares converted into Class A (See Note 1)	803,116	8,260,200
Shares converted from Class A (See Note 1)	(88,016)	(923,758)
Shares converted from Class A (a)	(14,050)	(141,066)

Net increase (decrease)	1,410,240	$14,795,504

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	826,232	$9,185,913
Shares issued to shareholders in reinvestment of dividends	82,894	903,548
Shares redeemed	(526,387)	(5,843,671)

Net increase (decrease) in shares outstanding before conversion	382,739	4,245,790
Shares converted from Class B (See Note 1)	(237,837)	(2,636,695)

Net increase (decrease)	144,902	$1,609,095

Year ended October 31, 2010:
Shares sold	1,462,183	$14,860,776
Shares issued to shareholders in reinvestment of dividends	80,744	812,281
Shares redeemed	(1,141,578)	(11,526,687)

Net increase (decrease) in shares outstanding before conversion	401,349	4,146,370
Shares converted from Class B (See Note 1)	(579,240)	(5,860,344)

Net increase (decrease)	(177,891)	$(1,713,974)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	653,392	$7,333,724
Shares issued to shareholders in reinvestment of dividends	36,863	402,187
Shares redeemed	(520,339)	(5,781,996)

Net increase (decrease)	169,916	$1,953,915

Year ended October 31, 2010:
Shares sold	984,769	$10,061,723
Shares issued to shareholders in reinvestment of dividends	36,117	363,340
Shares redeemed	(887,066)	(9,007,820)

Net increase (decrease)	133,820	$1,417,243

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	47,762	$547,433
Shares issued to shareholders in reinvestment of dividends	16,538	182,081
Shares redeemed	(80,896)	(913,082)

Net increase (decrease)	(16,596)	$(183,568)

mainstayinvestments.com    73

Notes to Financial Statements (unaudited) (continued)

Class I	Shares	Amount

Year ended October 31, 2010:
Shares sold	470,412	$4,774,851
Shares issued to shareholders in reinvestment of dividends	9,026	91,561
Shares redeemed	(137,732)	(1,407,382)

Net increase (decrease) in shares outstanding before conversion	341,706	3,459,030
Shares converted into Class I (a)	14,009	141,066

Net increase (decrease)	355,715	$3,600,096

MainStay Moderate Growth Allocation Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,425,469	$15,968,199
Shares issued to shareholders in reinvestment of dividends	129,809	1,417,518
Shares redeemed	(713,253)	(7,979,776)

Net increase (decrease) in shares outstanding before conversion	842,025	9,405,941
Shares converted into Investor Class (See Note 1)	205,469	2,301,848
Shares converted from Investor Class (See Note 1)	(635,017)	(7,072,593)

Net increase (decrease)	412,477	$4,635,196

Year ended October 31, 2010:
Shares sold	2,545,088	$25,270,104
Shares issued to shareholders in reinvestment of dividends	121,674	1,202,108
Shares redeemed	(1,491,708)	(14,729,589)

Net increase (decrease) in shares outstanding before conversion	1,175,054	11,742,623
Shares converted into Investor Class (See Note 1)	531,286	5,268,732
Shares converted from Investor Class (See Note 1)	(511,051)	(5,100,057)

Net increase (decrease)	1,195,289	$11,911,298

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,326,990	$14,876,953
Shares issued to shareholders in reinvestment of dividends	201,336	2,198,593
Shares redeemed	(1,844,276)	(20,684,653)

Net increase (decrease) in shares outstanding before conversion	(315,950)	(3,609,107)
Shares converted into Class A (See Note 1)	734,388	8,173,755
Shares converted from Class A (See Note 1)	(30,666)	(349,894)

Net increase (decrease)	387,772	$4,214,754

Year ended October 31, 2010:
Shares sold	2,689,273	$26,869,688
Shares issued to shareholders in reinvestment of dividends	195,391	1,927,906
Shares redeemed	(3,422,884)	(33,918,541)

Net increase (decrease) in shares outstanding before conversion	(538,220)	(5,120,947)
Shares converted into Class A (See Note 1)	828,201	8,249,330
Shares converted from Class A (See Note 1)	(111,157)	(1,135,492)

Net increase (decrease)	178,824	$1,992,891

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	842,954	$9,337,247
Shares issued to shareholders in reinvestment of dividends	50,809	549,758
Shares redeemed	(745,423)	(8,230,110)

Net increase (decrease) in shares outstanding before conversion	148,340	1,656,895
Shares converted from Class B (See Note 1)	(278,182)	(3,053,116)

Net increase (decrease)	(129,842)	$(1,396,221)

Year ended October 31, 2010:
Shares sold	1,709,624	$16,740,837
Shares issued to shareholders in reinvestment of dividends	62,979	616,569
Shares redeemed	(1,368,005)	(13,330,092)

Net increase (decrease) in shares outstanding before conversion	404,598	4,027,314
Shares converted from Class B (See Note 1)	(746,529)	(7,282,513)

Net increase (decrease)	(341,931)	$(3,255,199)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	321,143	$3,561,595
Shares issued to shareholders in reinvestment of dividends	12,230	132,330
Shares redeemed	(290,808)	(3,201,756)

Net increase (decrease)	42,565	$492,169

Year ended October 31, 2010:
Shares sold	580,786	$5,719,600
Shares issued to shareholders in reinvestment of dividends	13,881	135,896
Shares redeemed	(514,103)	(4,988,663)

Net increase (decrease)	80,564	$866,833

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	81,488	$876,184
Shares issued to shareholders in reinvestment of dividends	2,341	25,727
Shares redeemed	(43,043)	(498,141)

Net increase (decrease)	40,786	$403,770

74    MainStay Asset Allocation Funds

Class I	Shares	Amount

Year ended October 31, 2010:
Shares sold	8,465	$85,217
Shares issued to shareholders in reinvestment of dividends	1,122	11,153
Shares redeemed	(3,428)	(34,057)

Net increase (decrease)	6,159	$62,313

MainStay Growth Allocation Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	739,252	$8,118,200
Shares issued to shareholders in reinvestment of dividends	29,537	317,227
Shares redeemed	(457,332)	(5,030,030)

Net increase (decrease) in shares outstanding before conversion	311,457	3,405,397
Shares converted into Investor Class (See Note 1)	121,178	1,332,657
Shares converted from Investor Class (See Note 1)	(327,076)	(3,559,278)

Net increase (decrease)	105,559	$1,178,776

Year ended October 31, 2010:
Shares sold	1,495,246	$14,302,491
Shares issued to shareholders in reinvestment of dividends	32,807	315,270
Shares redeemed	(1,082,793)	(10,281,933)

Net increase (decrease) in shares outstanding before conversion	445,260	4,335,828
Shares converted into Investor Class (See Note 1)	318,289	3,035,630
Shares converted from Investor Class (See Note 1)	(388,946)	(3,771,980)

Net increase (decrease)	374,603	$3,599,478

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	684,890	$7,545,681
Shares issued to shareholders in reinvestment of dividends	33,130	355,813
Shares redeemed	(968,511)	(10,682,154)

Net increase (decrease) in shares outstanding before conversion	(250,491)	(2,780,660)
Shares converted into Class A (See Note 1)	373,366	4,058,217
Shares converted from Class A (See Note 1)	(19,739)	(222,463)

Net increase (decrease)	103,136	$1,055,094

Year ended October 31, 2010:
Shares sold	1,062,680	$10,154,424
Shares issued to shareholders in reinvestment of dividends	35,847	344,446
Shares redeemed	(1,466,617)	(14,028,997)

Net increase (decrease) in shares outstanding before conversion	(368,090)	(3,530,127)
Shares converted into Class A (See Note 1)	519,624	5,023,595
Shares converted from Class A (See Note 1)	(39,936)	(393,783)
Shares converted from Class A (a)	(727)	(6,836)

Net increase (decrease)	110,871	$1,092,849

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	458,405	$4,952,802
Shares redeemed	(442,425)	(4,787,635)

Net increase (decrease) in shares outstanding before conversion	15,980	165,167
Shares converted from Class B (See Note 1)	(150,404)	(1,609,133)

Net increase (decrease)	(134,424)	$(1,443,966)

Year ended October 31, 2010:
Shares sold	904,614	$8,516,103
Shares redeemed	(876,132)	(8,183,484)

Net increase (decrease) in shares outstanding before conversion	28,482	332,619
Shares converted from Class B (See Note 1)	(415,474)	(3,893,462)

Net increase (decrease)	(386,992)	$(3,560,843)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	186,753	$2,027,583
Shares redeemed	(145,273)	(1,558,293)

Net increase (decrease)	41,480	$469,290

Year ended October 31, 2010:
Shares sold	277,537	$2,638,164
Shares redeemed	(341,778)	(3,224,797)

Net increase (decrease)	(64,241)	$(586,633)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	19,079	$207,902
Shares issued to shareholders in reinvestment of dividends	935	10,130
Shares redeemed	(24,486)	(269,947)

Net increase (decrease)	(4,472)	$(51,915)

Year ended October 31, 2010:
Shares sold	56,448	$541,847
Shares issued to shareholders in reinvestment of dividends	1,011	9,797
Shares redeemed	(50,697)	(482,535)

Net increase (decrease) in shares outstanding before conversion	6,762	69,109
Shares converted into Class I (a)	720	6,836

Net increase (decrease)	7,482	$75,945

mainstayinvestments.com    75

Notes to Financial Statements (unaudited) (continued)

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply;

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Allocation Funds to request a voluntary conversion between shares classes of the same Allocation Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

76    MainStay Asset Allocation Funds

Board Consideration and Approval of Management Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements between the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (“Allocation Funds”) and New York Life Investment Management LLC (“New York Life Investments”). In approving these agreements (the “Agreements”), the Board noted that because it had approved the termination of the Subadvisory Agreements between New York Life Investments and Madison Square Investors LLC (“MSI”) on behalf of the Allocation Funds at its meeting on December 2, 2010, to be effective January 1, 2011, New York Life Investments would be assuming day-to-day portfolio management responsibilities for the Allocation Funds on that date.

The Board previously considered and approved the Agreements at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Allocation Funds prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Allocation Funds’ investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Allocation Funds, and the rationale for any differences in the Allocation Funds’ management fees and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Allocation Funds to New York Life Investments and its affiliates, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Allocation Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Allocation Funds by New York Life Investments; (ii) the investment performance of the Allocation Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates from their relationship with the Allocation Funds; (iv) the extent to which economies of scale may be realized as the Allocation Funds grow, and the extent to which economies of scale may benefit Allocation Funds investors; and (v) the reasonableness of the Allocation Funds’ management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Allocation Funds, and that the Allocation Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Allocation Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Allocation Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the Allocation Funds, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Allocation Funds, as well as New York Life Investments’ reputation and financial condition. In this regard, the Board considered the experience of each Allocation Fund’s portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments’ method for compensating portfolio managers. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Allocation Funds’ legal and compliance environment, for overseeing compliance with the Allocation Funds’ policies and investment objectives, and for implementing Board directives as they relate to the Allocation Funds. The Board considered New York Life Investments’ willingness to

mainstayinvestments.com    77

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

invest in personnel that benefit the Allocation Funds, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Allocation Funds’ officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Allocation Funds’ prospectus.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Allocation Funds’ investment performance, the Board considered investment performance results in light of the Allocation Funds’ investment objectives, strategies and risks, as disclosed in the Allocation Funds’ prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Allocation Funds’ performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Allocation Funds’ gross and net returns, the Allocation Funds’ investment performance relative to relevant investment categories and Fund benchmarks, the Allocation Funds’ risk-adjusted investment performance, and the Allocation Funds’ investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Allocation Funds as compared to peer funds. In evaluating the performance of the Allocation Funds, the Board also took into account whether the Allocation Funds had been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board further noted that, while the historical investment performance of the Allocation Funds related to periods in which MSI served as subadvisor, one of the portfolio managers of the Allocation Funds for MSI would remain a portfolio manager as an employee of New York Life Investments upon the assumption of day-to-day portfolio management responsibilities by New York Life Investments.

In considering the Allocation Funds’ investment performance, the Board focused principally on the Allocation Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Allocation Funds’ investment performance, as well as discussions between the Allocation Funds’ portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Because the Allocation Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Allocation Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Allocation Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Allocation Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Allocation Funds’ prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds. The Board noted that the Allocation Funds do not pay a management fee to New York Life Investments, but that the shareholders of the Allocation Funds indirectly pay the management fees of the underlying funds in which the Allocation Funds invest. The Board considered that the underlying funds are affiliates of New York Life Investments, thereby indirectly benefiting New York Life Investments.

In evaluating any costs and profits of New York Life Investments and its affiliates due to their relationships with the Allocation Funds, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Allocation Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Allocation Funds, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Allocation Funds. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that each Allocation Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board acknowledged that New York Life Investments’ efforts to encourage New York Life Insurance Company (“New York Life”) agents to consolidate multiple small accounts held by the same investor into an Allocation Fund account, among other initiatives discussed below, is intended to mitigate the effect of small accounts on Funds in the MainStay Group of Funds.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Allocation Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Allocation Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Allocation Funds, New York Life Investments’ affiliates also earn

78    MainStay Asset Allocation Funds

revenues from serving the Allocation Funds in various other capacities, including as the Allocation Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Allocation Funds to New York Life Investments and its affiliates was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Allocation Funds to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Allocation Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Allocation Funds Grow

The Board also considered whether the Allocation Funds’ expense structures permitted economies of scale to be shared with Allocation Fund investors. The Board noted that New York Life Investments does not charge a management fee to the Allocation Funds, and that the Board separately considers economies of scale as part of its review of the management agreements of the underlying funds in which the Allocation Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds’ expense structures appropriately reflect economies of scale for the benefit of Fund investors.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Allocation Funds’ expected total ordinary operating expenses. The Board also considered the impact of the Allocation Funds’ expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Allocation Funds’ total ordinary operating expenses. The Board also considered the impact of the Allocation Funds’ expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Allocation Funds’ total ordinary operating expenses.

In assessing the reasonableness of the Allocation Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Allocation Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of the fees and expenses the Allocation Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds for the Allocation Funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Allocation Funds. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Allocation Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees, which are charged based on the Allocation Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Allocation Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Allocation Funds’ transfer agent, charges the Allocation Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Funds.

The Board observed that, because the Allocation Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Allocation Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com    79

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

80    MainStay Asset Allocation Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23078 MS136-11	MSAA10-06/11
A2

MainStay Epoch Global Choice Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	14

Notes to Financial Statements	21

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	27

Proxy Voting Policies and Procedures and Proxy Voting Record	31

Shareholder Reports and Quarterly Portfolio Disclosure	31

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

						Since
						Inception	Gross
						of Class	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(11/16/09)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	6.33%	9.57%	0.45%	1.27%	2.10%
		Excluding sales charges	12.52	15.94	1.59	2.26	2.10

						Since
						Inception	Gross
						of Class	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(8/15/06)	Ratio[2]

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	6.39%	9.78%	—	1.21%	1.88%
		Excluding sales charges	12.58	16.17	—	2.43	1.88

						Since
						Inception	Gross
						of Class	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(11/16/09)	Ratio[2]

Class C Shares[3]	Maximum 1% CDSC	With sales charges	11.11%	13.96%	1.22%	1.83%	2.85%
	if Redeemed Within One Year of Purchase	Excluding sales charges	12.11	14.96	1.22	1.83	2.85

Since
					Inception	Gross
					of Class	Expense
Class	Sales Charge	Six Months	One Year	Five Years	(7/25/05)	Ratio[2]

Class I Shares[4]	No Sales Charge	12.73%	16.40%	2.28%	2.90%	1.63%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, includes the historical performance of Class I shares through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares might have been lower.
4.	Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares since July 25, 2005 and

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

				Since
	Six	One	Five	Inception
Benchmark Performance	Months	Year	Years	of the Fund

MSCI World Index[5]	14.75%	18.25%	2.32%	4.97%

Average Lipper Global Multi-Cap Growth Fund[6]	13.09	21.15	3.98	6.42

the Class P shares since August 15, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund), which was subject to a different fee structure and for which Epoch Investment Partners, Inc. served as investment advisor, for periods prior to November 16, 2009.

5.	The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Total returns assume reinvestment of all dividends and capital gains. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an Index.
6.	The average Lipper global multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Global multi-cap growth funds typically have an above-average price-to cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,125.20	$9.06	$1,016.30	$8.60

Class A Shares	$1,000.00	$1,125.80	$8.12	$1,017.20	$7.70

Class C Shares	$1,000.00	$1,121.10	$12.99	$1,012.50	$12.33

Class I Shares	$1,000.00	$1,127.30	$6.80	$1,018.40	$6.46

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.72% for Investor Class, 1.54% for Class A, 2.47% for Class C and 1.29% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of April 30, 2011 (Unaudited)

Health Care Providers & Services	11.6%
Media	9.1
Internet Software & Services	7.7
Software	5.4
Aerospace & Defense	5.2
Oil, Gas & Consumable Fuels	4.7
Diversified Financial Services	4.3
Beverages	4.1
Energy Equipment & Services	3.9
Insurance	3.7
Chemicals	3.2
Machinery	3.2
Pharmaceuticals	3.1
Textiles, Apparel & Luxury Goods	3.0
Metals & Mining	2.9
Food & Staples Retailing	2.7
Wireless Telecommunication Services	2.6
Household Durables	2.5
IT Services	2.4
Computers & Peripherals	2.3
Auto Components	2.2
Electrical Equipment	2.2
Semiconductors & Semiconductor Equipment	1.6
Short-Term Investment	2.4
Other Assets, Less Liabilities	4.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	InBev N.V.
2.	Fresenius Medical Care A.G. & Co. KGaA
3.	MetLife, Inc.
4.	Comcast Corp. Class A
5.	Oracle Corp.
6.	BASF S.E.
7.	Danaher Corp.
8.	Teva Pharmaceutical Industries, Ltd., Sponsored ADR
9.	Yahoo!, Inc.
10.	Laboratory Corp. of America Holdings

8    MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, and David Pearl of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its peers and its benchmark for the six months ended April 30, 2011?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 12.52% for Investor Class shares, 12.58% for Class A shares and 12.11% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 12.73%. All share classes underperformed the 13.09% return of the average Lipper1 global multi-cap growth fund and the 14.75% return of the MSCI World Index2 for the six months ended April 30, 2011. The MSCI World Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund produced strong absolute returns, but lagged the MSCI World Index. The very low interest-rate environment encouraged and supported speculation. In the equity market, this translated into stronger performance among securities with higher risk. Lower-quality stocks performed much better than stocks of large, well-capitalized companies. Equity markets rose in response to the supportive monetary-policy environment expressed through the Federal Reserve’s second round of quantitative easing. (Quantitative easing is the direct purchase of securities by the Federal Reserve.) Improving employment data in the United States, better-than-expected corporate earnings reports and a modest pickup in merger and acquisition activity also helped the market. Investors generally ignored the challenges of higher oil prices stemming from unrest in the Middle East, the negative market consequences following the earthquake in Japan and the renewal of widening spreads3 for European sovereign debt.

The Fund’s performance relative to the MSCI World Index was hurt by an underweight position in the industrials sector (industrial stocks performed well during the reporting period) and by an underweight position in energy stocks. The Fund’s exposure to telecommunication services stocks also proved to be a drag on returns as the sector lagged other defensive areas.

The Fund’s returns were helped by an overweight position relative to the MSCI World Index in the consumer discretionary sector. An underweight position in financials relative to the benchmark helped as that sector lagged the MSCI World Index.

On the country level, the Fund’s exposure to emerging markets Brazil and China proved negative, while having relatively little exposure to Japan was helpful, as that market proved to be very weak over the reporting period. Stock selection and a modest overweight in the U.S. relative to the MSCI World Index also contributed to relative performance.

During the reporting period, which sectors were the strongest contributors to the Funds relative perfor-mance and which sectors were particularly weak?

During the reporting period, the consumer discretionary sector made the strongest positive sector contribution to the Fund’s performance relative to the MSCI World Index. (Contributions take weightings and total returns into account.) The Fund benefited from strong stock selection along with an overweight position in this sector which performed well. Financials made the second-strongest sector contribution to the Fund’s relative performance. A significantly underweight position in this sector, which performed modestly relative to the overall market, and strong stock selection contributed positively to the Fund’s relative performance.

During the reporting period, industrials made the weakest sector contribution to the Fund’s relative performance because of poor stock selection and a slightly underweight position relative to the MSCI World Index. The Fund’s underweight position in energy detracted from the Fund’s relative performance when the sector outpaced the MSCI World Index. Telecommunication services made the third-weakest contribution to the Fund’s relative performance because of weak stock selection in the sector which lagged the benchmark.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the stock that made the strongest contribution to the Fund’s absolute performance was Comcast, a provider of video, high-speed Internet and phone services to residential and business customers in the United States. During the reporting period, Comcast completed its merger with NBC Universal, increased its annual dividend and initiated a share repurchase program. The company also posted strong earnings and continued to make investments in its products and services.

The Fund’s second-strongest contributor to absolute performance was Tupperware Brands, a U.S.-based global direct seller of food storage equipment. The company benefited from exposure to emerging-market consumers, with emerging-market sales up more than 20% year-over-year. Tupperware also bene-fited from a weakening dollar as the majority of the company’s sales are from outside the United States.

Integrated oil and gas company Occidental Petroleum made the third-strongest contribution to the Fund’s absolute performance.

  1. See footnote on page 6 for more information on Lipper Inc.

2. See footnote on page 6 for more information on the MSCI World Index.
3. The term “spread” may refer to the difference in yield between a security or type of security and comparable U.S. treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    9

During the reporting period, the company reported improved earnings and benefited from higher crude oil prices.

The Fund’s weakest contribution to absolute performance came from OGX Petroleo e Gas Participacoes S.A., a Brazil-based company focused on oil & gas exploration & production in offshore sedimentary basins. We believed that the company suffered from a lack of progress in realizing value from its oil and gas reserves.

China Mobile Ltd., which provides a range of mobile telecommunication services in mainland China, was the Fund’s second-weakest contributor. The company faced concerns over possible increased competition from other mobile operators and challenges to growth from increased market penetration. In our view, investors also became concerned that tightening measures taken to address underlying inflationary pressures in China might broadly affect consumer spending.

Global pharmaceutical company Teva Pharmaceutical Industries develops, produces and markets generic drugs in all treatment categories. Near-term weak generic drug sales in the United States, coupled with a lack of new launches and a drop in production capacity, weighed on the company’s stock price, making it the third-weakest contributor to the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased BASF S.E., a leading chemical company. By disposing of its commodity chemical businesses, BASF has moved up the value chain into specialty ingredients that are more defensive and less cyclical. Over the medium-term, we expect that BASF’s partnership with Monsanto should provide a significant uplift to BASF’s agricultural solutions segment, which today represents less than 10% of BASF’s profit. Finally, the management team is very much aligned with our free cash flow and capital allocation philosophy, with a particularly strong emphasis on return on invested capital relative to the company’s weighted average cost of capital.

Internet company Yahoo! was repurchased at what we felt was an attractive valuation after we saw signs that the company was making slow but steady progress in its operational turnaround. We also gained increased confidence in management’s commitment to unlocking the value of Yahoo’s Asian assets.

The Fund also added a position in Pearson PLC, a U.K. firm with leadership in both traditional and digital education materials. Despite state funding issues in the United States, school system adoptions of Pearson’s products should be positive this year, and the company is a leader in education initiatives in the emerging world.

Significant sales included Anadarko Petroleum, an independent oil & gas exploration & production company. The stock was sold following a sharp rise in the company’s share price from the low point experienced after the Gulf of Mexico crisis.

We sold the Fund’s position in OGX Petroleo e Gas Participacoes after the company announced that it was postponing the sale of a minority interest in its offshore Brazilian acreage. We saw this potential transaction as a key value-realization catalyst and decided to exit the position once the delay was announced.

We sold the Fund’s position in China Mobile on concerns that Chinese interest-rate-tightening policy measures in response to inflationary pressures might dampen the company’s growth prospects and affect the stock’s valuation.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s positions in the consumer discretionary and information technology sectors. In both cases, the Fund moved from overweight positions relative to the MSCI World Index to significantly overweight positions relative to the benchmark. We also increased the Fund’s materials allocation, but remained underweight relative to the benchmark.

Over the same period, the Fund reduced its allocation to the health care sector, but remained overweight relative to the MSCI World Index. We reduced the Fund’s position in telecommunication services, moving from an overweight position to an underweight position relative to the benchmark. The Fund’s energy exposure was also reduced, as the Fund moved from a market-neutral position to one that was underweight relative to the MSCI World Index.

How was the Fund positioned at the end of April 2011?

As of April 30, 2011, the Fund’s most substantially overweight sectors relative to the MSCI World Index were information technology, consumer discretionary and health care. As of the same date, the Fund’s most substantially underweight sectors relative to the MSCI World Index were financials, energy and consumer staples.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch Global Choice Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 93.6%†

Aerospace & Defense 5.2%
Boeing Co. (The)	18,850	$1,503,853
Rockwell Collins, Inc.	23,000	1,451,300

		2,955,153

Auto Components 2.2%
Compagnie Generale des Etablissements Michelin Class B	12,500	1,252,868

Beverages 4.1%
X InBev N.V.	36,700	2,340,121

Chemicals 3.2%
X BASF S.E.	17,850	1,834,834

Computers & Peripherals 2.3%
Apple, Inc. (a)	3,850	1,340,686

Diversified Financial Services 4.3%
Deutsche Boerse A.G.	12,950	1,076,048
NYSE Euronext	34,700	1,389,735

		2,465,783

Electrical Equipment 2.2%
Alstom S.A.	19,350	1,286,702

Energy Equipment & Services 3.9%
Core Laboratories N.V.	8,650	830,227
Subsea 7 S.A.	52,350	1,376,949

		2,207,176

Food & Staples Retailing 2.7%
Carrefour S.A.	32,650	1,547,989

Health Care Providers & Services 11.6%
Bio-Reference Laboratories, Inc. (a)	47,150	1,188,652
X Fresenius Medical Care A.G. & Co. KGaA	27,600	2,169,079
X Laboratory Corp. of America Holdings (a)	17,750	1,712,342
UnitedHealth Group, Inc.	31,500	1,550,745

		6,620,818

Household Durables 2.5%
Tupperware Brands Corp.	22,250	1,416,658

Insurance 3.7%
X MetLife, Inc.	44,700	2,091,513

Internet Software & Services 7.7%
Gree, Inc.	71,800	1,460,519
Tencent Holdings, Ltd.	41,900	1,197,721
X Yahoo!, Inc. (a)	97,200	1,725,300

		4,383,540

IT Services 2.4%
Visa, Inc. Class A	17,610	1,375,693

Machinery 3.2%
X Danaher Corp.	32,650	1,803,586

Media 9.1%
X Comcast Corp. Class A	81,500	2,000,825
Pearson PLC	81,000	1,557,284
SES S.A.	61,800	1,622,917

		5,181,026

Metals & Mining 2.9%
Barrick Gold Corp.	31,900	1,629,137

Oil, Gas & Consumable Fuels 4.7%
Devon Energy Corp.	15,750	1,433,250
Occidental Petroleum Corp.	11,150	1,274,333

		2,707,583

Pharmaceuticals 3.1%
X Teva Pharmaceutical Industries, Ltd., Sponsored ADR (b)	38,450	1,758,319

Semiconductors & Semiconductor Equipment 1.6%
Varian Semiconductor Equipment Associates, Inc. (a)	22,200	930,846

Software 5.4%
Microsoft Corp.	43,950	1,143,579
X Oracle Corp.	54,430	1,962,201

		3,105,780

Textiles, Apparel & Luxury Goods 3.0%
LVMH Moet Hennessy Louis Vuitton S.A.	9,500	1,706,100

Wireless Telecommunication Services 2.6%
Vodafone Group PLC	510,150	1,462,253

Total Common Stocks (Cost $45,722,304)		53,404,164

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Short-Term Investment 2.4%

Repurchase Agreement 2.4%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $1,351,644 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $1,380,000 and a Market Value of $1,379,993)	$1,351,643	$1,351,643

Total Short-Term Investment (Cost $1,351,643)		1,351,643

Total Investments (Cost $47,073,947) (c)	96.0%	54,755,807
Other Assets, Less Liabilities	4.0	2,278,686

Net Assets	100.0%	$57,034,493

(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	At April 30, 2011, cost is $47,550,304 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$8,144,841
Gross unrealized depreciation	(939,338)

Net unrealized appreciation	$7,205,503

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$53,404,164	$—	$—	$53,404,164
Short-Term Investment
Repurchase Agreement	—	1,351,643	—	1,351,643

Total Investments in Securities	$53,404,164	$1,351,643	$—	$54,755,807

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

At October 31, 2010 and April 30, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 for value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12 MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
Investments in	October 31,	Discounts	Gain	Appreciation			in to	out of	April 30,	April 30,
Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)

Common Stock
Aerospace & Defense	$14,577	$—	$(65)	$(167)	$—	$(14,345)	$—	$—	$—	$—

Total	$14,577	$—	$(65)	$(167)	$—	$(14,345)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The table below sets forth the diversification of the Mainstay Epoch Global Choice Fund investments by country.

Country Composition

	Value	Percent †
Belgium	$2,340,121	4.1%
Canada	1,629,137	2.8
Cayman Islands	1,197,721	2.1
France	5,793,659	10.2
Germany	5,079,961	8.9
Israel	1,758,319	3.1
Japan	1,460,519	2.6
Luxembourg	2,999,866	5.3
Netherlands	830,227	1.4
United Kingdom	3,019,537	5.3
United States	28,646,740	50.2

	54,755,807	96.0
Other Assets, Less Liabilities	2,278,686	4.0

Net Assets	$57,034,493	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $47,073,947)	$54,755,807
Cash denominated in foreign currencies (identified cost $1,104,875)	1,144,877
Receivables:
Investment securities sold	1,051,264
Dividends	131,628
Fund shares sold	6,803
Other assets	28,814

Total assets	57,119,193

Liabilities
Payables:
Manager (See Note 3)	42,450
Professional fees	26,060
Shareholder communication	8,070
Custodian	5,168
Transfer agent (See Note 3)	2,097
NYLIFE Distributors (See Note 3)	421
Trustees	232
Accrued expenses	202

Total liabilities	84,700

Net assets	$57,034,493

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$3,483
Additional paid-in capital	59,838,056

59,841,539
Distribution in excess of net investment income	(247,686)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,290,634)
Net unrealized appreciation (depreciation) on investments	7,681,860
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	49,414

Net assets	$57,034,493

Investor Class
Net assets applicable to outstanding shares	$219,198

Shares of beneficial interest outstanding	13,707

Net asset value per share outstanding	$15.99
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price per share outstanding	$16.92

Class A
Net assets applicable to outstanding shares	$1,752,412

Shares of beneficial interest outstanding	109,429

Net asset value per share outstanding	$16.01
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price per share outstanding	$16.94

Class C
Net assets applicable to outstanding shares	$53,070

Shares of beneficial interest outstanding	3,353

Net asset value and offering price per share outstanding	$15.83

Class I
Net assets applicable to outstanding shares	$55,009,813

Shares of beneficial interest outstanding	3,356,354

Net asset value and offering price per share outstanding	$16.39

14 MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$422,233

Expenses
Manager (See Note 3)	280,870
Registration	41,279
Professional fees	25,514
Custodian	15,311
Shareholder communication	13,457
Transfer agent (See Note 3)	6,902
Distribution/Service—Investor Class (See Note 3)	191
Distribution/Service—Class A (See Note 3)	2,162
Distribution/Service—Class C (See Note 3)	213
Trustees	892
Miscellaneous	11,719

Total expenses before waiver/reimbursement	398,510
Expense waiver/reimbursement from Manager (See Note 3)	(33,457)

Net expenses	365,053

Net investment income (loss)	57,180

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	$3,265,520
Foreign currency transactions	32,868

Net realized gain (loss) on investments and foreign currency transactions	3,298,388

Net change in unrealized appreciation (depreciation) on:
Investments	3,312,434
Translation of other assets and liabilities in foreign currencies	31,014

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,343,448

Net realized and unrealized gain (loss) on investments and foreign currency transactions	6,641,836

Net increase (decrease) in net assets resulting from operations	$6,699,016

(a)	Dividends recorded net of foreign withholding taxes in the amount of $27,653.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited), the period January 1, 2010 through October 31, 2010 (a) and the year ended December 31, 2009

	2011	2010		2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$57,180	$153,793		$389,464
Net realized gain (loss) on investments and foreign currency transactions	3,298,388	(195,401)		(7,201,136)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,343,448	2,877,788		22,464,691

Net increase (decrease) in net assets resulting from operations	6,699,016	2,836,180		15,653,019

Dividends and distributions to shareholders:
From net investment income:
Investor Class	—	—		(88)
Class A	(1,344)	—		(16,477)
Class C	—	—		(71)
Class I	(197,166)	—		(376,919)

Total dividends and distributions to shareholders	(198,510)	—		(393,555)

Capital share transactions:
Net proceeds from sale of shares	$13,154,579	$32,585,851		$42,609,969
Net asset value of shares issued to shareholders in reinvestment of dividends	189,249	—		349,914
Cost of shares redeemed	(19,516,904)	(20,719,033	)(b)	(73,269,346	)(b)

Increase (decrease) in net assets derived from capital share transactions	(6,173,076)	11,866,818		(30,309,463)

Net increase (decrease) in net assets	327,430	14,702,998		(15,049,999)

Net Assets
Beginning of period	56,707,063	42,004,065		57,054,064

End of period	$57,034,493	$56,707,063		$42,004,065

Distributions in excess of net investment income at end of period	$(247,686)	$(106,356)		$(66,130)

(a)	The Fund changed its fiscal year end from December 31 to October 31.

(b)	Cost of shares redeemed net of redemption fees of $1 and $— for the ten-month period ended October 31, 2010 and year ended December 31, 2009, respectively. (See Note 2 (J))

16 MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
			January 1,		November 16,
	Six months		2010		2009**
	ended		through		through
	April 30,		October 31,		December 31,
	2011*		2010***		2009
Net asset value at beginning of period	$14.22		$13.49		$13.36

Net investment income (loss) (a)	(0.01)		(0.02)		0.00	‡
Net realized and unrealized gain (loss) on investments	1.76		0.80		0.18
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		(0.05)		(0.00	)‡

Total from investment operations	1.77		0.73		0.18

Less dividends:
From net investment income	—		—		(0.05)

Net asset value at end of period	$15.99		$14.22		$13.49

Total investment return (b)	12.45	% (c)(d)	5.41	% (c)	1.33	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17	%)††	(0.17	%)††	0.03	%††
Net expenses	1.72	% ††	1.76	% ††	1.53	%††
Expenses (before waiver/reimbursement)	1.84	% ††	2.10	% ††	1.72	%††
Portfolio turnover rate	67%		151%		74%
Net assets at end of period (in 000’s)	$219		$119		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class A
			January 1,					August 15,
	Six months		2010					2006**
	ended		through					through
	April 30,		October 31,		Year ended December 31,			December 31,
	2011*		2010***		2009	2008	2007	2006
Net asset value at beginning of period	$14.24		$13.49		$10.84	$17.43	$16.97	$15.31

Net investment income (loss)	(0.00	) (a)	0.01	(a)	0.04 (a)	0.02 (a)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.76		0.79		2.70	(6.58)	1.45	1.67
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		(0.05)		(0.01)	—	—	—

Total from investment operations	1.78		0.75		2.73	(6.56)	1.46	1.66

Less dividends and distributions:
From net investment income	(0.01)		—		(0.08)	(0.03)	(0.01)	—
From net realized gain on investments	—		—		—	(0.00)‡	(1.05)	—

Total dividends and distributions	(0.01)		—		(0.08)	(0.03)	(1.06)	—

Redemption fee (b)	—		—		—	—	0.06	—

Net asset value at end of period	$16.01		$14.24		$13.49	$10.84	$17.43	$16.97

Total investment return (c)	12.58	% (d)	5.56	%(d)	25.17%	(37.63%)	8.90%	10.84	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05	%)††	0.11	%††	0.30%	0.21%	0.01%	(0.21	%)††
Net expenses	1.54	% ††	1.54	%††	1.55%	1.54%	1.54%	1.54	% ††
Expenses (before waiver/reimbursement)	1.66	% ††	1.88	%††	1.78%	1.75%	1.95%	1.97	% ††
Portfolio turnover rate	67%		151%		74%	47%	43%	64%
Net assets at end of period (in 000’s)	$1,752		$1,855		$2,973	$339	$120	$142

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

18 MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
			January 1,		November 16,
	Six months		2010		2009**
	ended		through		through
	April 30,		October 31,		December 31,
	2011*		2010***		2009
Net asset value at beginning of period	$14.12		$13.49		$13.36

Net investment income (loss) (a)	(0.07)		(0.10)		(0.01)
Net realized and unrealized gain (loss) on investments	1.76		0.78		0.17
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		(0.05)		(0.00	)‡

Total from investment operations	1.71		0.63		0.16

Less dividends:
From net investment income	—		—		(0.03)

Net asset value at end of period	$15.83		$14.12		$13.49

Total investment return (b)	12.11	% (c)	4.67	% (c)	1.23	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.93	%)††	(0.92	%)††	(0.78	%)††
Net expenses	2.47	% ††	2.51	% ††	2.28	% ††
Expenses (before waiver/reimbursement)	2.59	% ††	2.85	% ††	2.47	% ††
Portfolio turnover rate	67%		151%		74%
Net assets at end of period (in 000’s)	$53		$38		$28

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class I
			January 1,						July 25,
	Six months		2010						2005**
	ended		through						through
	April 30,		October 31,		Year ended December 31,				December 31,
	2011*		2010***		2009	2008	2007	2006	2005
Net asset value at beginning of period	$14.59		$13.79		$11.06	$17.47	$16.99	$14.91	$15.00

Net investment income (loss)	0.02	(a)	0.04	(a)	0.07 (a)	0.05 (a)	0.04	0.01	(0.00	)‡
Net realized and unrealized gain (loss) on investments	1.81		0.81		2.76	(6.41)	1.54	2.07	(0.09)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		(0.05)		(0.01)	—	—	—	—

Total from investment operations	1.85		0.80		2.82	(6.36)	1.58	2.08	(0.09)

Less dividends and distributions:
From net investment income	(0.05)		—		(0.09)	(0.05)	(0.05)	(0.00)‡	—
From net realized gain on investments	—		—		—	(0.00)‡	(1.05)	—	—

Total dividends and distributions	(0.05)		—		(0.09)	(0.05)	(1.10)	(0.00)‡	—

Redemption fee (b)	—		0.00	‡	—	0.00 ‡	—	—	—

Net asset value at end of period	$16.39		$14.59		$13.79	$11.06	$17.47	$16.99	$14.91

Total investment return (c)	12.73	%(d)	5.80	%(d)	25.53%	(36.37%)	9.27%	13.96%	0.60	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21	%††	0.35	%††	0.62%	0.42%	0.26%	0.05%	(0.07	%)††
Net expenses	1.29	%††	1.29	%††	1.29%	1.29%	1.29%	1.29%	1.29	% ††
Expenses (before reimbursement/waiver)	1.41	%††	1.63	%††	1.54%	1.50%	1.70%	1.72%	2.55	% ††
Portfolio turnover rate	67%		151%		74%	47%	43%	64%	17%
Net assets at end of period (in 000’s)	$55,010		$54,695		$38,976	$56,715	$34,911	$27,108	$14,088

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

20 MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch Global Choice Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch U.S. All Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I shares and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Effective January 4, 2010, the Fund changed its fiscal year end from December 31 to October 31. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to the commencement of operations of the Fund refer to the Predecessor Fund.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1—quoted prices in active markets for identical investments

• Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had

mainstayinvestments.com    21

Notes to Financial Statements (unaudited) (continued)

an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the

22    MainStay Epoch Global Choice Fund

expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(J) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the fiscal year ended October 31, 2010.

(K) Concentration of Risk. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that

mainstayinvestments.com    23

Notes to Financial Statements (unaudited) (continued)

material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund’s average daily net assets. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.00% for the six-month period ended April 30, 2011.

The Manager has contractually agreed to waive a portion of the management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class A, 1.54% and Class I, 1.29%. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $280,870 and waived/reimbursed its fees in the amount of $33,457.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from applicable Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, applicable Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $435 and $1,490, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $17 for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$158

Class A	207

Class C	44

Class I	6,493

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$30,047	13.7%

Class C	29,700	56.0

24    MainStay Epoch Global Choice Fund

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $749. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $13,372,364 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$1,567
2017	6,772
2018	5,033

Total	$13,372

The tax character of distributions paid during the ten-month period ended October 31, 2010, and fiscal year ended December 31, 2009, shown in the Statements of Changes in Net Assets as follows:

	2010	2009

Distributions paid from:
Ordinary Income	$—	$393,555
Long-Term Capital Gains	—	—

Total	$—	$393,555

Note 5–Foreign Currency Transactions

As of April 30, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Brazilian Real	BRL	168,697	USD	101,337	USD	107,232

Canadian Dollar	CAD	47,923		50,035		50,651

Euro	EUR	127,570		186,414		188,951

Japanese Yen	YEN	1,205,280		14,631		14,859

New Taiwan Dollar	TWD	14,741,019		498,529		514,727

Pound Sterling	GBP	96,412		157,520		161,041

South Korean Won	KRW	10,489,518		8,807		9,788

Swiss Franc	CHF	84,448		87,602		97,628

Total			USD	1,104,875	USD	1,144,877

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $36,261 and $44,225, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	5,778	$85,680
Shares redeemed	(408)	(5,878)

Net increase (decrease)	5,370	$79,802

Ten-month period ended October 31, 2010:
Shares sold	6,305	$85,170
Shares redeemed	(30)	(401)

Net increase (decrease)	6,275	$84,769

Period ended December 31, 2009 (a):
Shares sold	2,056	$27,501
Shares issued to shareholders in reinvestment of dividends and distributions	6	88

Net increase (decrease)	2,062	$27,589

mainstayinvestments.com    25

Notes to Financial Statements (unaudited) (continued)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	25,256	$374,706
Shares issued to shareholders in reinvestment of dividends	84	1,225
Shares redeemed	(46,199)	(679,171)

Net increase (decrease)	(20,859)	$(303,240)

Ten-month period ended October 31, 2010:
Shares sold	28,573	$389,854
Shares redeemed	(118,700)	(1,577,933)

Net increase (decrease)	(90,127)	$(1,188,079)

Year ended December 31, 2009:
Shares sold	232,099	$2,718,761
Shares issued to shareholders in reinvestment of dividends and distributions	1,055	14,207
Shares redeemed	(44,035)	(489,842)

Net increase (decrease)	189,119	$2,243,126

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,062	$15,667
Shares redeemed	(430)	(6,258)

Net increase (decrease)	632	$9,409

Ten-month period ended October 31, 2010:
Shares sold	1,063	$14,340
Shares redeemed	(407)	(5,555)

Net increase (decrease)	656	$8,785

Period ended October 31, 2009 (a):
Shares sold	2,060	$27,500
Shares issued to shareholders in reinvestment of dividends and distributions	5	71

Net increase (decrease)	2,065	$27,571

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	840,608	$12,678,526
Shares issued to shareholders in reinvestment of dividends	12,661	188,024
Shares redeemed	(1,245,529)	(18,825,597)

Net increase (decrease)	(392,260)	$(5,959,047)

Ten-month period ended October 31, 2010:
Shares sold	2,328,069	$32,096,487
Shares redeemed	(1,404,901)	(19,135,144)

Net increase (decrease)	923,168	$12,961,343

Year ended December 31, 2009:
Shares sold	3,257,545	$39,836,207
Shares issued to shareholders in reinvestment of dividends and distributions	24,319	335,548
Shares redeemed	(5,582,489)	(72,779,504)

Net increase (decrease)	(2,300,625)	$(32,607,749)

(a) Investor Class shares and Class C shares were first offered on November 16, 2009.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26    MainStay Epoch Global Choice Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Epoch Global Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and Epoch as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and Epoch in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch as subadvisor to the Fund, and responses from New York Life Investments and Epoch to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates and by Epoch as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing Epoch’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same

mainstayinvestments.com    27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement(Unaudited) (continued)

class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments, its affiliates and Epoch due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board considered representations from Epoch and New York Life Investments that the subadvisory fee paid by New York Life Investments to Epoch for services provided to the Fund was the result of arm’s-length negotiations. Because Epoch is not affiliated with New York Life Investments, and Epoch’s fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board requested and received information from Epoch

28    MainStay Epoch Global Choice Fund

and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund supported the Board’s determination to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the

mainstayinvestments.com    29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement(Unaudited) (continued)

same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares and $500 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30    MainStay Epoch Global Choice Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23117 MS136-11	MSEGC10-06/11
F2

MainStay Epoch Global Equity Yield Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	15

Notes to Financial Statements	22

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	29

Proxy Voting Policies and Procedures and Proxy Voting Record	33

Shareholder Reports and Quarterly Portfolio Disclosure	33

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

						Since
						Inception	Gross
						of Class	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(11/16/09)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	6.81%	16.66%	3.91%	5.38%	1.31%
		Excluding sales charges	13.03	23.45	5.09	6.51	1.31

						Since
						Inception	Gross
						of Class	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(8/2/06)	Ratio[2]

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	6.87%	16.68%	—	4.05%	1.39%
		Excluding sales charges	13.09	23.47	—	5.30	1.39

						Since
						Inception	Gross
						of Class	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(11/16/09)	Ratio[2]

Class C Shares[3]	Maximum 1% CDSC	With sales charges	11.72%	21.71%	4.21%	5.62%	2.06%
	if Redeemed Within One Year of Purchase	Excluding sales charges	12.72	22.71	4.21	5.62	2.06

Since
					Inception	Gross
					of Class	Expense
Class	Sales Charge	Six Months	One Year	Five Years	(12/27/05)	Ratio[2]

Class I Shares[4]	No Sales Charge	13.29%	23.78%	5.22%	6.65%	1.13%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, includes the historical performance of Class I shares through November 15, 2009, adjusted for differences in certain expenses

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

				Since
	Six	One	Five	Inception
Benchmark Performance	Months	Year	Years	of the Fund

MSCI World Index[5]	14.75%	18.25%	2.32%	3.88%

Average Lipper Global Multi-Cap Core Fund[6]	13.86	18.25	2.10	3.81

and fees. Unadjusted, the performance shown for Investor Class and Class C shares might have been lower.

4.	Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares since December 27, 2005 and the Class P shares since August 2, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund), which was subject to a different fee structure, and for which Epoch Investment Partner, Inc. served as investment adviser, for periods prior to November 16, 2009.
5.	The Morgan Stanley Capital International (“MSCI”’) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Total returns assume reinvestment of all dividends and capital gains. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6.	The average Lipper global multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have an average price-to-cash flow ratio, price-to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,130.30	$5.92	$1,019.20	$5.61

Class A Shares	$1,000.00	$1,130.90	$6.34	$1,018.80	$6.01

Class C Shares	$1,000.00	$1,127.20	$9.81	$1,015.60	$9.30

Class I Shares	$1,000.00	$1,132.90	$5.08	$1,020.00	$4.81

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.12% for Investor Class, 1.20% for Class A, 1.86% for Class C and 0.96% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

Common Stocks	96.9
Short-Term Investment	4.0
Preferred Stock	0.7
Other Assets, Less Liabilities	(1.6)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	National Grid PLC
2.	BCE, Inc.
3.	Philip Morris International, Inc.
4.	Swisscom A.G.
5.	Imperial Tobacco Group PLC
6.	BASF S.E.
7.	Vivendi S.A.
8.	Pearson PLC
9.	Total S.A.
10.	Vodafone Group PLC

8    MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its peers and its benchmark for the six months ended April 30, 2011?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 13.03% for Investor Class shares, 13.09% for Class A shares and 12.72% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 13.29%. All share classes underperformed the 13.86% return of the average Lipper1 global multi-cap core fund and the 14.75% return of the MSCI World Index2 for the six months ended April 30, 2011. The MSCI World Index is the Fund’s broad-based securities market index. See page 5 for performance with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund produced strong absolute returns, but lagged the MSCI World Index during the reporting period. The very low interest-rate environment encouraged and supported speculation. In the equity market, this translated into stronger performance among securities with higher risk. Lower-quality stocks performed much better than stocks of large, well-capitalized companies. Equity markets rose in response to the supportive monetary-policy environment expressed through the Federal Reserve’s second round of quantitative easing. (Quantitative easing is the direct purchase of securities by the Federal Reserve.) Improving employment data in the United States, better-than-expected corporate earnings reports and a modest pickup in merger and acquisition activity also helped the market. Investors generally ignored the challenges of higher oil prices stemming from unrest in the Middle East, the negative market consequences following the earthquake in Japan and the renewal of widening spreads3 for European sovereign debt.

The Fund was underweight relative to the MSCI World Index in energy stocks. This detracted from the Fund’s relative performance because the sector did well as the price of oil rose following the political unrest in the Middle East. The Fund’s overweight position in telecommunication services relative to the benchmark detracted from relative performance as the sector lagged other less defensive areas. Being underweight in industrial stocks relative to the MSCI World Index also negatively affected the Fund’s relative results as the sector outperformed the overall market.

On the other hand, the Fund enjoyed generally strong stock selection. Holdings in the information technology sector were a standout. An underweight position in financials relative to the benchmark helped relative performance, as that sector lagged the MSCI World Index. An overweight position in consumer discretionary stocks, which performed well, helped the Fund’s relative performance.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors that provided the strongest positive contributions to the Fund’s performance relative to the MSCI World Index were information technology, financials and consumer discretionary. (Contributions take weightings and total returns into account.)

In information technology, the Fund enjoyed strong stock performance from companies with exposure to fast growing Android-based cell phone and tablet equipment sales. The Fund’s underweight position in financials helped relative performance as the sector lagged, especially in Europe because of sovereign debt concerns and fears of rising interest rates. Stock selection in the financials sector was beneficial, as we focused on higher-quality stocks in the insurance industry group. The Fund also benefited from its overweight position in the consumer discretionary sector.

During the reporting period, the weakest contributions to the Fund’s relative performance came from industrials, telecommunication services and energy. Industrials performed well, but the Fund was underweight the sector. The Fund’s telecommunication services stocks lagged as sectors considered to be more cyclical outperformed the MSCI World Index. The Fund maintained an underweight position in energy, which detracted from relative performance when the sector outpaced the market as the price of oil rose.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

On an absolute basis, Taiwanese information technology company HTC, U.S.-based global direct seller of food-storage equipment Tupperware Brands and leading chemical company BASF SE made the largest contributions to the Fund’s performance.

In our view, HTC’s new product introductions and continued growth in the global smart phone and tablet markets continued to benefit the company’s stock. We believed Tupperware Brands continued to benefit from the company’s emerging-market exposure, which drove strong earnings growth and increased shareholder returns. BASF benefited from a combination of better-than-expected performance in its commodity businesses, such as oil and gas, as global supply-and-demand conditions remained tight and usage of BASF’s production capacity remained high. In our view, BASF was also rewarded for its

 1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the MSCI World Index.
3. The term “spread” may refer to the difference in yield between a security or type of security and comparable U.S. treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    9

recent shift toward higher value-added products and products such as fertilizers and fine chemicals that have more stable demand.

The greatest detractors from the Fund’s absolute performance were U.K. and U.S. transportation company FirstGroup PLC, Chinese telecommunication leader China Mobile and U.S. utility holding company WGL Holdings.

FirstGroup experienced weakness in the U.S. school transit market because of budget cuts and poor weather, offsetting gains in the company’s U.K. rail operations. While the company’s outlook remains challenging, management reiterated 2011 guidance and their intent to recommend a 7% dividend increase at their 2011 annual general meeting. In our view, China Mobile lagged because investors became concerned that tightening measures taken to address underlying inflationary pressures in China might affect consumer spending and slow cell-phone sales growth. Shares of WGL Holdings were weak on growing concerns about higher costs and lower margins. The company’s management also provided a cautious outlook, and we exited the position during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

Among the stocks that the Fund purchased during the reporting period were U.S. movie theater operator Regal Entertainment, energy infrastructure company Williams Partners and global media and entertainment company Time Warner.

In our view, Regal Entertainment was well-positioned to continue to benefit from the growth in 3-D movies. The company returns cash to shareholders through an attractive dividend. We believe that Williams Partners has a strong balance sheet and high cash distributions. We also believed that Time Warner had a good mix of businesses with high recurring revenue and low requirements for new capital investment. We believe that an increased focus on return on invested capital by the company’s new management team has improved Time Warner’s operating and financial performance.

During the reporting period, we sold the Fund’s positions in U.S. energy and shipping company Nicor, Germany-based utility E.ON A.G. and Taiwan-based computer assembler Quanta Computer. We exited Nicor when it was announced the company was being acquired by AGL Resources. We sold E.ON A.G. after efforts to negotiate a balance between tax increases and nuclear-plant life extensions became bogged down. This led us to question the sustainability of the company’s dividend in the next few years. Declining personal computer sales led to poor interim results at Quanta Computer, and we exited the position.

How did the Fund’s sector weightings change during the reporting period?

Two sector weightings increased during the reporting period. Consumer discretionary stocks were added to the Fund, and the sector moved from an underweight to a slight overweight position relative to the MSCI World Index. We also added to energy holdings, but the Fund remained underweight relative to the benchmark in the sector.

During the reporting period, we reduced the Fund’s exposure to utilities, although the Fund remains significantly overweight relative to the MSCI World Index. We reduced the Fund’s position in industrials to become even more underweight relative to the benchmark. The Fund’s financials exposure was also reduced, and the sector continues to be the Fund’s most underweight sector relative to the MSCI World Index.

How was the Fund positioned at the end of April 2011?

As of April 30, 2011, the Fund’s most substantially overweight sector positions relative to the MSCI World Index were in con-
sumer staples, telecommunication services and utilities. As of the same date, the Fund’s most substantially underweight sector positions relative to the MSCI World Index were in financials, infor-
mation technology and materials. The Fund continues to focus on companies with strong balance sheets and growing free cash flow that deliver returns to shareholders through significant cash dividends, share repurchases and debt pay-downs.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch Global Equity Yield Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 96.9%†

Australia 1.5%
BHP Billiton, Ltd., Sponsored ADR (Metals & Mining) (a)	31,000	$3,138,440
JB Hi-Fi, Ltd. (Specialty Retail)	146,200	3,030,322
Westpac Banking Corp. (Commercial Banks)	131,002	3,566,806

		9,735,568

Belgium 2.3%
InBev N.V. (Beverages)	147,000	9,373,236
Mobistar S.A. (Wireless Telecommunication Services)	67,700	5,022,718

		14,395,954

Brazil 0.9%
CPFL Energia S.A. (Electric Utilities)	210,300	6,084,958

Canada 3.5%
X BCE, Inc. (Diversified Telecommunication Services)	335,600	12,577,684
Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	138,150	5,228,718
Shaw Communications, Inc. (Media)	209,900	4,432,492

		22,238,894

Finland 0.5%
Fortum Oyj (Electric Utilities)	91,300	3,145,427

France 8.1%
Air Liquide S.A. (Chemicals)	25,533	3,777,283
France Telecom S.A. (Diversified Telecommunication Services)	401,300	9,412,095
SCOR SE (Insurance)	210,300	6,424,396
X Total S.A. (Oil, Gas & Consumable Fuels)	174,600	11,177,073
Vinci S.A. (Construction & Engineering)	137,000	9,151,582
X Vivendi S.A. (Media)	357,600	11,220,832

		51,163,261

Germany 3.8%
X BASF S.E. (Chemicals)	110,500	11,358,496
Daimler A.G. (Automobiles)	83,300	6,439,192
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	37,270	6,152,315

		23,950,003

Hong Kong 0.5%
China Mobile, Ltd., Sponsored ADR (Wireless Telecommunication Services) (a)	68,100	3,138,729

Italy 1.3%
Terna S.p.A. (Electric Utilities)	1,598,700	8,003,552

Norway 1.0%
Orkla ASA (Industrial Conglomerates)	355,200	3,598,308
StatoilHydro ASA, Sponsored ADR (Oil, Gas & Consumable Fuels) (a)	104,800	3,071,688

		6,669,996

Philippines 0.6%
Philippine Long Distance Telephone Co., Sponsored ADR (Wireless Telecommunication Services) (a)	68,531	3,974,113

Spain 1.6%
Telefonica S.A. (Diversified Telecommunication Services)	371,600	9,989,676

Sweden 0.5%
Assa Abloy AB (Building Products)	106,900	3,209,238

Switzerland 5.1%
Nestle S.A. Registered (Food Products)	168,200	10,442,012
Novartis A.G. (Pharmaceuticals)	78,900	4,683,832
Roche Holding A.G., Genusscheine (Pharmaceuticals)	28,400	4,606,382
X Swisscom A.G. (Diversified Telecommunication Services)	26,800	12,297,017

		32,029,243

Taiwan 1.6%
HTC Corp. (Communications Equipment)	105,600	4,793,547
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment) (a)	397,300	5,363,550

		10,157,097

United Kingdom 20.4%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals) (a)	173,800	8,660,454
BAE Systems PLC (Aerospace & Defense)	1,277,300	6,995,870
British American Tobacco PLC (Tobacco)	108,700	4,740,715
Compass Group PLC (Hotels, Restaurants & Leisure)	440,200	4,297,758
Diageo PLC, Sponsored ADR (Beverages) (a)	113,300	9,219,221
FirstGroup PLC (Road & Rail)	1,410,600	7,650,566
X Imperial Tobacco Group PLC (Tobacco)	323,200	11,374,788
Meggitt PLC (Aerospace & Defense)	722,500	4,332,512

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

United Kingdom (continued)

X National Grid PLC (Multi-Utilities)	1,231,310	$12,628,251
Next PLC (Multiline Retail)	119,000	4,446,521
X Pearson PLC (Media)	581,800	11,185,527
Reckitt Benckiser Group PLC (Household Products)	83,700	4,647,227
Royal Dutch Shell PLC Class A, ADR (Oil, Gas & Consumable Fuels) (a)	130,200	10,087,896
Scottish & Southern Energy PLC (Electric Utilities)	293,100	6,648,490
Unilever PLC (Food Products)	97,600	3,165,968
United Utilities Group PLC (Multi-Utilities)	402,959	4,250,516
X Vodafone Group PLC (Wireless Telecommunication Services)	3,745,200	10,734,943
WM Morrison Supermarkets PLC (Food & Staples Retailing)	763,750	3,760,851

		128,828,074

United States 43.7%
Abbott Laboratories (Pharmaceuticals)	66,500	3,460,660
Altria Group, Inc. (Tobacco)	327,200	8,782,048
Arthur J. Gallagher & Co. (Insurance)	195,000	5,807,100

AT&T, Inc. (Diversified Telecommunication Services)	227,455	7,078,400
Automatic Data Processing, Inc. (IT Services)	68,500	3,722,975
Bemis Co., Inc. (Containers & Packaging)	88,100	2,761,054
Bristol-Myers Squibb Co. (Pharmaceuticals)	245,100	6,887,310
CenturyLink, Inc. (Diversified Telecommunication Services)	248,300	10,125,674
Chevron Corp. (Oil, Gas & Consumable Fuels)	44,900	4,913,856
CMS Energy Corp. (Multi-Utilities)	217,500	4,306,500
Coca-Cola Co. (The) (Beverages)	49,700	3,352,762
Coca-Cola Enterprises, Inc. (Beverages)	121,300	3,446,133
Comcast Corp. Class A (Media)	211,900	5,202,145
ConocoPhillips (Oil, Gas & Consumable Fuels)	43,700	3,449,241
Diamond Offshore Drilling, Inc. (Energy Equipment & Services)	75,300	5,713,011
Diebold, Inc. (Computers & Peripherals)	84,100	2,842,580
Duke Energy Corp. (Electric Utilities)	162,950	3,039,017
E.I. du Pont de Nemours & Co. (Chemicals)	114,900	6,525,171
Emerson Electric Co. (Electrical Equipment)	51,700	3,141,292
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	102,100	4,417,867
ExxonMobil Corp. (Oil, Gas & Consumable Fuels)	35,600	3,132,800
Genuine Parts Co. (Distributors)	65,700	3,528,090
H.J. Heinz Co. (Food Products)	61,700	3,160,891
Honeywell International, Inc. (Aerospace & Defense)	96,100	5,884,203
Integrys Energy Group, Inc. (Multi-Utilities)	54,689	2,863,516
Johnson & Johnson (Pharmaceuticals)	72,500	4,764,700
Kellogg Co. (Food Products)	69,300	3,968,811
Kimberly-Clark Corp. (Household Products)	100,100	6,612,606
Kinder Morgan Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	84,900	6,564,468
Lorillard, Inc. (Tobacco)	89,700	9,553,050
McDonald’s Corp. (Hotels, Restaurants & Leisure)	40,400	3,163,724
Merck & Co., Inc. (Pharmaceuticals)	120,900	4,346,355
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	160,600	6,591,024
Microsoft Corp. (Software)	256,300	6,668,926
NiSource, Inc. (Multi-Utilities)	445,700	8,668,865
Oracle Corp. (Software)	203,800	7,346,990
PepsiCo., Inc. (Beverages)	44,900	3,093,161
X Philip Morris International, Inc. (Tobacco)	179,000	12,429,760
Pitney Bowes, Inc. (Commercial Services & Supplies)	255,900	6,284,904
Progress Energy, Inc. (Electric Utilities)	128,600	6,102,070
Regal Entertainment Group Class A (Media)	444,900	6,130,722
Reynolds American, Inc. (Tobacco)	124,900	4,635,039
SCANA Corp. (Multi-Utilities)	72,500	3,010,200
Southern Co. (Electric Utilities)	143,400	5,598,336
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)	117,700	3,418,008
TECO Energy, Inc. (Multi-Utilities)	299,600	5,773,292
Time Warner, Inc. (Media)	123,300	4,668,138
Travelers Cos., Inc. (The) (Insurance)	55,700	3,524,696

Tupperware Brands Corp. (Household Durables)	80,100	5,099,967
Vectren Corp. (Multi-Utilities)	154,200	4,407,036
Verizon Communications, Inc. (Diversified Telecommunication Services)	207,400	7,835,572
Waste Management, Inc. (Commercial Services & Supplies)	79,300	3,129,178
Williams Partners, L.P. (Oil, Gas & Consumable Fuels)	90,900	5,072,220

		276,006,114

Total Common Stocks (Cost $514,451,894)		612,719,897

Preferred Stock 0.7%

United States 0.7%
MetLife, Inc. 6.50% (Insurance)	167,000	4,266,850

Total Preferred Stock (Cost $3,971,018)		4,266,850

12 MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Short-Term Investment 4.0%

Repurchase Agreement 4.0% United States 4.0%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $25,336,702 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $25,845,000 and a Market Value of $25,844,860) (Capital Markets)	$25,336,681	$25,336,681

Total Short-Term Investment (Cost $25,336,681)		25,336,681

Total Investments (Cost $543,759,593) (b)	101.6%	642,323,428
Other Assets, Less Liabilities	(1.6)	(10,263,848)
Net Assets	100.0%	$632,059,580

(a)	ADR—American Depositary Receipt.
(b)	At April 30, 2011, cost is $544,054,556 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$101,454,752
Gross unrealized depreciation	(3,185,880)

Net unrealized appreciation	$98,268,872

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$612,719,897	$—	$—	$612,719,897
Preferred Stock	4,266,850	—	—	4,266,850
Short-Term Investment Repurchase Agreement	—	25,336,681	—	25,336,681

Total Investments in Securities	$616,986,747	$25,336,681	$—	$642,323,428

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

At October 31, 2010 and April 30, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 for value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$17,212,585	2.7%
Automobiles	6,439,192	1.0
Beverages	28,484,513	4.5
Building Products	3,209,238	0.5
Capital Markets	25,336,681	4.0
Chemicals	21,660,950	3.4
Commercial Banks	3,566,806	0.6
Commercial Services & Supplies	9,414,082	1.5
Communications Equipment	4,793,547	0.8
Computers & Peripherals	2,842,580	0.4
Construction & Engineering	9,151,582	1.4
Containers & Packaging	2,761,054	0.4
Distributors	3,528,090	0.6
Diversified Telecommunication Services	69,316,118	11.0
Electric Utilities	38,621,850	6.1
Electrical Equipment	3,141,292	0.5
Energy Equipment & Services	5,713,011	0.9
Food & Staples Retailing	3,760,851	0.6
Food Products	20,737,682	3.3
Hotels, Restaurants & Leisure	7,461,482	1.2
Household Durables	5,099,967	0.8
Household Products	11,259,833	1.8
Industrial Conglomerates	3,598,308	0.6
Insurance	26,175,357	4.1
IT Services	3,722,975	0.6
Media	42,839,856	6.8
Metals & Mining	3,138,440	0.5
Multi-Utilities	45,908,176	7.3
Multiline Retail	4,446,521	0.7
Oil, Gas & Consumable Fuels	55,305,117	8.7
Pharmaceuticals	37,409,693	5.9
Road & Rail	7,650,566	1.2
Semiconductors & Semiconductor Equipment	11,954,574	1.9
Software	14,015,916	2.2
Specialty Retail	3,030,322	0.5
Tobacco	51,515,400	8.2
Wireless Telecommunication Services	28,099,221	4.4

	642,323,428	101.6
Other Assets, Less Liabilities	(10,263,848)	(1.6)

Net Assets	$632,059,580	100.0%

†	Percentages indicated are based on Fund net assets.

14 MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $543,759,593)	$642,323,428
Cash denominated in foreign currencies (identified cost $508,144)	510,722
Receivables:
Investment securities sold	6,179,197
Fund shares sold	3,661,373
Dividends	2,635,618
Other assets	38,726

Total assets	655,349,064

Liabilities
Payables:
Investment securities purchased	18,136,488
Fund shares redeemed	4,552,999
Manager (See Note 3)	348,627
Transfer agent (See Note 3)	140,881
Professional fees	44,501
NYLIFE Distributors (See Note 3)	42,799
Custodian	14,039
Shareholder communication	7,449
Trustees	804
Accrued expenses	897

Total liabilities	23,289,484

Net assets	$632,059,580

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,377
Additional paid-in capital	655,296,846

655,335,223
Undistributed net investment income	4,117,287
Accumulated net realized gain (loss) on investments and foreign currency transactions	(126,014,621)
Net unrealized appreciation (depreciation) on investments	98,563,835
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	57,856

Net assets	$632,059,580

Investor Class
Net assets applicable to outstanding shares	$868,309

Shares of beneficial interest outstanding	52,737

Net asset value per share outstanding	$16.46
Maximum sales charge (5.50% of offering price)	0.96

Maximum offering price per share outstanding	$17.42

Class A
Net assets applicable to outstanding shares	$136,962,473

Shares of beneficial interest outstanding	8,305,856

Net asset value per share outstanding	$16.49
Maximum sales charge (5.50% of offering price)	0.96

Maximum offering price per share outstanding	$17.45

Class C
Net assets applicable to outstanding shares	$21,301,635

Shares of beneficial interest outstanding	1,296,721

Net asset value and offering price per share outstanding	$16.43

Class I
Net assets applicable to outstanding shares	$472,927,163

Shares of beneficial interest outstanding	28,721,968

Net asset value and offering price per share outstanding	$16.47

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$11,134,004

Total income	11,134,004

Expenses
Manager (See Note 3)	1,845,826
Transfer agent (See Note 3)	472,010
Distribution/Service—Investor Class (See Note 3)	595
Distribution/Service—Class A (See Note 3)	103,082
Distribution/Service—Class C (See Note 3)	67,552
Professional fees	53,251
Registration	45,682
Custodian	45,118
Shareholder communication	23,600
Trustees	6,999
Miscellaneous	28,186

Total expenses	2,691,901

Net investment income (loss)	8,442,103

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	18,206,658
Foreign currency transactions	(13,636)

Net realized gain (loss) on investments and foreign currency transactions	18,193,022

Net change in unrealized appreciation (depreciation) on:
Investments	44,678,396
Translation of other assets and liabilities in foreign currencies	35,453

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	44,713,849

Net realized and unrealized gain (loss) on investments and foreign currency transactions	62,906,871

Net increase (decrease) in net assets resulting from operations	$71,348,974

(a)	Dividends recorded net of foreign withholding taxes in the amount of $533,787.

16 MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited), the period January 1, 2010 through October 31, 2010 (a) and the year ended December 31, 2009

	2011	2010		2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,442,103	$11,574,322		$13,501,084
Net realized gain (loss) on investments and foreign currency transactions	18,193,022	6,266,260		(55,755,456)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	44,713,849	24,011,180		122,178,121

Net increase (decrease) in net assets resulting from operations	71,348,974	41,851,762		79,923,749

Dividends to shareholders:
From net investment income:
Investor Class	(5,473)	(3,160)		(151)
Class A	(945,636)	(595,753)		(665,965)
Class C	(113,850)	(65,459)		(181)
Class I	(4,750,657)	(10,622,360)		(10,698,508)

Total dividends to shareholders	(5,815,616)	(11,286,732)		(11,364,805)

Capital share transactions:
Net proceeds from sale of shares	230,690,248	124,739,455		184,852,742
Net asset value of shares issued to shareholders in reinvestment of dividends	4,686,372	9,885,810		10,140,348
Cost of shares redeemed	(107,936,163)	(132,730,489	)(b)	(170,919,032	)(b)

Increase (decrease) in net assets derived from capital share transactions	127,440,457	1,894,776		24,074,058

Net increase (decrease) in net assets	192,973,815	32,459,806		92,633,002

Net Assets
Beginning of period	439,085,765	406,625,959		313,992,957

End of period	$632,059,580	$439,085,765		$406,625,959

Undistributed net investment income at end of period	$4,117,287	$1,490,800		$1,392,718

(a)	The Fund changed its fiscal year end from December 31 to October 31.

(b)	Cost of shares redeemed net of redemption fees of $11,487 and $136 for the ten-month period ended October 31, 2010 and the year ended December 31, 2009, respectively. (See Note 2(J))

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Investor Class
			January 1,		November 16,
	Six months		2010		2009**
	ended		through		through
	April 30,		October 31,		December 31,
	2011*		2010***		2009
Net asset value at beginning of period	$14.72		$13.72		$13.46

Net investment income (loss)	0.24	(a)	0.38	(a)	0.05
Net realized and unrealized gain (loss) on investments	1.66		1.02		0.29
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)		—

Total from investment operations	1.90		1.39		0.34

Less dividends:
From net investment income	(0.16)		(0.39)		(0.08)

Net asset value at end of period	$16.46		$14.72		$13.72

Total investment return (b)	13.03	%(c)	10.44	%(c)	2.54	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.23	%††	3.36	%††	2.67	%††
Net expenses	1.12	%††	1.16	%††	1.09	%††
Expenses (before waiver/reimbursement)	1.12	%††	1.31	%††	1.09	%††
Portfolio turnover rate	19%		41%		59%
Net assets at end of period (in 000’s)	$868		$230		$26

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18 MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
			January 1,					August 2,
	Six months		2010					2006**
	ended		through					through
	April 30,		October 31,		Year ended December 31,			December 31,
	2011*		2010***		2009	2008	2007	2006
Net asset value at beginning of period	$14.73		$13.72		$11.52	$17.72	$17.94	$16.00

Net investment income (loss)	0.24	(a)	0.36	(a)	0.44	0.59 (a)	0.69	0.19
Net realized and unrealized gain (loss) on investments	1.68		1.03		2.14	(6.18)	0.79	1.99
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)		(0.03)	—	—	—

Total from investment operations	1.92		1.38		2.55	(5.59)	1.48	2.18

Less dividends and distributions:
From net investment income	(0.16)		(0.37)		(0.35)	(0.48)	(0.72)	(0.21)
From net realized gain on investments	—		—		—	(0.08)	(0.99)	(0.03)
Return of capital	—		—		—	(0.05)	—	—

Total dividends and distributions	(0.16)		(0.37)		(0.35)	(0.61)	(1.71)	(0.24)

Redemption fee (b)	—		—		0.00 ‡	0.00 ‡	0.01	—

Net asset value at end of period	$16.49		$14.73		$13.72	$11.52	$17.72	$17.94

Total investment return (c)	13.09	% (d)	10.40	% (d)	22.47%	(32.19%)	8.34%	13.73	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.14	%††	3.22	%††	3.66%	4.01%	3.97%	2.74	%††
Net expenses	1.20	%††	1.24	%††	1.21%	1.18%	1.16%	1.30	%††
Expenses (before waiver/reimbursement)	1.20	%††	1.39	%††	1.21%	1.18%	1.16%	1.30	%††
Portfolio turnover rate	19%		41%		59%	72%	47%	32%
Net assets at end of period (in 000’s)	$136,962		$33,559		$23,336	$16,480	$19,390	$1,593

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class C
			January 1,		November 16,
	Six months		2010		2009**
	ended		through		through
	April 30,		October 31,		December 31,
	2011*		2010***		2009
Net asset value at beginning of period	$14.68		$13.72		$13.46

Net investment income (loss)	0.18		0.27	(a)	0.03
Net realized and unrealized gain (loss) on investments	1.69		1.04		0.30
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡		(0.01)		—

Total from investment operations	1.87		1.30		0.33

Less dividends:
From net investment income	(0.12)		(0.34)		(0.07)

Net asset value at end of period	$16.43		$14.68		$13.72

Total investment return (b)	12.72	%(c)	9.83	%(c)	2.45	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41	%††	2.33	%††	1.80	%††
Net expenses	1.86	%††	1.91	%††	1.84	%††
Expenses (before waiver/reimbursement)	1.86	%††	2.06	%††	1.84	%††
Portfolio turnover rate	19%		41%		59%
Net assets at end of period (in 000’s)	$21,302		$6,547		$36

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20 MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
			January 1,						December 27,
	Six months		2010						2005**
	ended		through						through
	April 30,		October 31,		Year ended December 31,				December 31,
	2011*		2010***		2009	2008	2007	2006	2005
Net asset value at beginning of period	$14.70		$13.70		$11.53	$17.75	$18.02	$14.92	$15.00

Net investment income (loss)	0.24	(a)	0.41	(a)	0.44	0.66 (a)	0.77	0.63	(0.00	)‡
Net realized and unrealized gain (loss) on investments	1.70		1.00		2.13	(6.24)	0.72	3.13	(0.08)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)		(0.03)	—	—	—	—

Total from investment operations	1.94		1.40		2.54	(5.58)	1.49	3.76	(0.08)

Less dividends and distributions:
From net investment income	(0.17)		(0.40)		(0.37)	(0.51)	(0.77)	(0.63)	—
From net realized gain on investments	—		—		—	(0.08)	(0.99)	(0.03)	—
Return of capital	—		—		—	(0.05)	—	—	—

Total dividends and distributions	(0.17)		(0.40)		(0.37)	(0.64)	(1.76)	(0.66)	—

Redemption fee (b)	—		—		0.00 ‡	0.00 ‡	0.00 ‡	—	—

Net asset value at end of period	$16.47		$14.70		$13.70	$11.53	$17.75	$18.02	$14.92

Total investment return (c)	13.29	%(d)	10.54	%(d)	22.49%	(32.10%)	8.28%	25.71%	(0.53	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.24	%††	3.61	%††	3.85%	4.40%	4.21%	3.88%	(1.10	%)††
Net expenses	0.96	%††	0.99	%††	0.96%	0.93%	0.91%	1.05%	1.10	% ††
Expenses (before reimbursement/waiver)	0.96	%††	1.13	%††	0.96%	0.93%	0.91%	1.05%	3.59	% ††
Portfolio turnover rate	19%		41%		59%	72%	47%	32%	0%
Net assets at end of period (in 000’s)	$472,927		$398,750		$383,228	$297,513	$535,229	$272,016	$71,432

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch Global Equity Shareholder Yield Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I shares and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Effective January 4, 2010, the Fund changed its fiscal year end from December 31 to October 31. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to provide a high level of income. Capital appreciation is a secondary investment objective.

The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to the commencement of operations of the Fund refer to the Predecessor Fund.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1—quoted prices in active markets for identical investments

• Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had

22    MainStay Epoch Global Equity Yield Fund

an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution

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Notes to Financial Statements (unaudited) (continued)

plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(J) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the fiscal year ended October 31, 2010.

(K) Concentration of Risk. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that

24    MainStay Epoch Global Equity Yield Fund

material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M) Large Transaction Risks. From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Epoch Investment Partners, Inc. (”Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70% for the six-month period ended April 30, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.24% and Class I, 0.99%. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This expense limitation agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $1,845,826.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution and service plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,271 and $28,361, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $3 and $2,514, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$210

Class A	74,043

Class C	5,878

Class I	391,879

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These

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Notes to Financial Statements (unaudited) (continued)

fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$32,004	3.7%

Class C	31,715	0.1

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $7,297. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $142,412,602 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$68,186
2017	74,227

Total	$142,413

The tax character of distributions paid during the ten-month period ended October 31, 2010, and fiscal year ended December 31, 2009, shown in the Statements of Changes in Net Assets, was as follows:

	2010	2009

Distributions paid from:
Ordinary Income	$11,286,732	$11,364,805

Note 5–Foreign Currency Transactions:

As of April 30, 2011, the Fund held the following foreign currencies:

	Currency			Cost		Value

Brazilian Real	BRL	206,180	USD	130,804	USD	131,058

Canadian Dollar	CAD	13,274		13,968		14,030

Euro Currency	EUR	33		48		49

Norwegian Krone	NOK	659,625		125,742		125,724

Swiss Franc	CHF	207,480		237,582		239,861

Total			USD	508,144	USD	510,722

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $218,842 and $98,118, respectively.

26    MainStay Epoch Global Equity Yield Fund

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	47,019	$716,245
Shares issued to shareholders in reinvestment of dividends	357	5,454
Shares redeemed	(6,102)	(92,380)

Net increase (decrease) in shares outstanding before conversion	41,274	629,319
Shares converted into Investor Class (See Note 1)	311	4,792
Shares converted from Investor Class (See Note 1)	(4,477)	(68,638)

Net increase (decrease)	37,108	$565,473

Ten-month period ended October 31, 2010:
Shares sold	16,671	$229,496
Shares issued to shareholders in reinvestment of dividends	238	3,160
Shares redeemed	(2,217)	(29,558)

Net increase (decrease) in shares outstanding before conversion	14,692	203,098
Shares converted into Investor Class (See Note 1)	733	10,398
Shares converted from Investor Class (See Note 1)	(1,665)	(23,456)

Net increase (decrease)	13,760	$190,040

Period ended December 31, 2009 (a):
Shares sold	1,858	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	11	151

Net increase (decrease)	1,869	$25,151

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	6,586,368	$99,682,246
Shares issued to shareholders in reinvestment of dividends	44,941	693,164
Shares redeemed	(608,369)	(9,592,882)

Net increase (decrease) in shares outstanding before conversion	6,022,940	90,782,528
Shares converted into Class A (See Note 1)	4,474	68,638
Shares converted from Class A (See Note 1)	(310)	(4,792)

Net increase (decrease)	6,027,104	$90,846,374

Ten-month period ended October 31, 2010:
Shares sold	1,222,520	$16,982,139
Shares issued to shareholders in reinvestment of dividends	40,192	535,377
Shares redeemed	(685,609)	(9,115,426)

Net increase (decrease) in shares outstanding before conversion	577,103	8,402,090
Shares converted into Class A (See Note 1)	1,665	23,456
Shares converted from Class A (See Note 1)	(733)	(10,398)

Net increase (decrease)	578,035	$8,415,148

Year ended December 31, 2009:
Shares sold	873,503	$9,944,403
Shares issued to shareholders in reinvestment of dividends and distributions	50,639	619,790
Shares redeemed	(653,938)	(8,219,128)

Net increase (decrease)	270,204	$2,345,065

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	886,659	$13,363,477
Shares issued to shareholders in reinvestment of dividends	4,150	63,544
Shares redeemed	(39,945)	(608,749)

Net increase (decrease)	850,864	$12,818,272

Ten-month period ended October 31, 2010:
Shares sold	453,369	$6,239,385
Shares issued to shareholders in reinvestment of dividends	4,266	56,160
Shares redeemed	(14,387)	(185,272)

Net increase (decrease)	443,248	$6,110,273

Period ended October 31, 2009 (a):
Shares sold	2,596	$35,007
Shares issued to shareholders in reinvestment of dividends and distributions	13	182

Net increase (decrease)	2,609	$35,189

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	7,735,877	$116,928,280
Shares issued to shareholders in reinvestment of dividends	257,629	3,924,210
Shares redeemed	(6,392,291)	(97,642,152)

Net increase (decrease)	1,601,215	$23,210,338

Ten-month period ended October 31, 2010:
Shares sold	7,514,498	$101,288,435
Shares issued to shareholders in reinvestment of dividends	701,597	9,291,113
Shares redeemed	(9,075,573)	(123,400,233)

Net increase (decrease)	(859,478)	$(12,820,685)

Year ended December 31, 2009:
Shares sold	15,386,586	$174,848,332
Shares issued to shareholders in reinvestment of dividends and distributions	777,370	9,520,225
Shares redeemed	(13,991,520)	(162,699,904)

Net increase (decrease)	2,172,436	$21,668,653

(a)	Investor Class shares and Class C shares were first offered on November 16, 2009.

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Notes to Financial Statements (unaudited) (continued)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28    MainStay Epoch Global Equity Yield Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and Epoch as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and Epoch in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch as subadvisor to the Fund, and responses from New York Life Investments and Epoch to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates and by Epoch as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing Epoch’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same

mainstayinvestments.com    29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments, its affiliates and Epoch due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board considered representations from Epoch and New York Life Investments that the subadvisory fee paid by New York Life Investments to Epoch for services provided to the Fund was the result of arm’s-length negotiations. Because Epoch is not affiliated with New York Life Investments, and Epoch’s fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from

30    MainStay Epoch Global Equity Yield Fund

Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund supported the Board’s determination to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the

mainstayinvestments.com    31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares and $500 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32    MainStay Epoch Global Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    33

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23124 MS136-11	MSEGEY10-06/11
F3

MainStay Epoch International Small Cap Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	16

Notes to Financial Statements	23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	30

Proxy Voting Policies and Procedures and Proxy Voting Record	34

Shareholder Reports and Quarterly Portfolio Disclosure	34

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

						Since	Gross
						Inception	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(11/16/09)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	7.79%	24.30%	3.38%	9.91%	1.88%
		Excluding sales charges	14.06	31.54	4.56	10.91	1.88

						Since	Gross
						Inception	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(8/2/06)	Ratio[2]

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	7.83%	24.29%	—	5.21%	1.92%
		Excluding sales charges	14.11	31.53	—	6.47	1.92

						Since	Gross
						Inception	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(11/16/09)	Ratio[2]

Class C Shares[3]	Maximum 1% CDSC	With sales charges	12.61%	29.51%	4.01%	10.28%	2.63%
	if Redeemed Within One Year of Purchase	Excluding sales charges	13.61	30.51	4.01	10.28	2.63

					Since	Gross
					Inception	Expense
Class	Sales Charge	Six Months	One Year	Five Years	(1/25/05)	Ratio[2]

Class I Shares[4]	No Sales Charge	14.20%	31.76%	5.02%	11.36%	1.67%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, includes the historical performance of Class I shares through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class and Class C shares might have been lower.
4.	Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares since January 25, 2005 and the Class P shares since August 2, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), which was

The footnotes on the next page are an integral part of the tables and graphs and should be carefully read in conjunction with them.

mainstayinvestments.com    5

				Since
	Six	One	Five	Inception
Benchmark Performance	Months	Year	Years	of the Fund

MSCI World Ex U.S. Small Cap Index[5]	17.50%	25.57%	2.41%	8.17%

Average Lipper International Small/Mid-Cap Growth Fund[6]	14.15	27.40	3.49	10.01

subject to a different fee structure and for which Epoch Investment Partners Inc. served as investment advisor, for periods prior to November 16, 2009.

5.	The Morgan Stanley Capital International (“MSCI”) World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. Total returns assume reinvestment of all dividends and capital gains. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6.	The average Lipper international small/mid-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small/mid-cap growth funds typically have an above-average price-to-cash flow ratio, price-to book ratio, and three-year sales-per-share growth value compared to their cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,140.60	$9.18	$1,016.20	$8.65

Class A Shares	$1,000.00	$1,141.10	$9.08	$1,016.30	$8.55

Class C Shares	$1,000.00	$1,136.10	$13.13	$1,012.50	$12.37

Class I Shares	$1,000.00	$1,142.00	$7.81	$1,017.50	$7.35

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.73% for Investor Class, 1.71% for Class A, 2.48% for Class C and 1.47% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	Afren PLC
2.	Nabtesco Corp.
3.	Sysmex Corp.
4.	Subsea 7 S.A.
5.	JGC Corp.
6.	Altran Technologies S.A.
7.	Localiza Rent a Car S.A.
8.	SThree PLC
9.	Ashtead Group PLC
10.	Intermediate Capital Group PLC

8    MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Emily Baker, Eric Citerne, CFA, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned 14.06% for Investor Class shares, 14.11% for Class A shares and 13.61% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 14.20%. Class I shares outperformed—and all other share classes underperformed—the 14.15% return of the average Lipper1 international small/mid-cap growth fund for the same period. All share classes underperformed the 17.50% return of the MSCI World Ex U.S. Small Cap Index2 during the six months ended April 30, 2011. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund produced a strong absolute return but lagged the MSCI World Ex U.S. Small Cap Index, which was up strongly over the reporting period. Despite the challenges of higher oil prices stemming from unrest in the Middle East, the potential negative consequences following the earthquake in Japan and the renewal of widening spreads3 for European sovereign debt, equity markets rose in response to the supportive monetary-policy environment expressed through the Federal Reserve’s second round of quantitative easing, improving employment data in the United States, better-than-expected corporate earnings reports and a modest pickup in merger and acquisition activity. (Quantitative easing is the direct purchase of securities by the Federal Reserve.)

The primary reasons for the Fund’s underperformance were stock selection in the consumer discretionary, consumer staples, materials and health care sectors, as well as the Fund’s expo-sure to Brazilian stocks. The main positive contributors to rela-tive results during the reporting period included an underweight exposure relative to the benchmark in financials and stock selection within the sector. Stock selection in industrials and information technology contributed positively to the Fund’s relative performance, as did strong stock selection and an overweight position in France.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

During the reporting period, the sector that made the strongest contribution to the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index was financials. (Contributions take weightings and total returns into account.) The Fund benefited from a significantly underweight position relative to the benchmark and strong stock selection as financials overall lagged the benchmark. The Fund’s significant overweight position in the industrials sector proved beneficial as the sector performed well during the reporting period. Strong stock selection in information technology also contributed positively to the Fund’s relative results.

During the reporting period, the sector that detracted the most from the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index was consumer discretionary. Disappointing stock selection and a slightly overweight position in a sector that did not keep pace with the broader market also detracted from results. Weak stock selection in materials, coupled with a significantly underweight position in a sector that performed well during the reporting period, detracted from the Fund’s relative performance. While the Fund’s health care stocks produced positive absolute returns, the Fund’s holdings lagged those of the benchmark.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

On an absolute basis, U.K.-based construction equipment ren-tal company Ashtead Group PLC, French specialty chemicals company Rhodia S.A. and French engineering and technology consulting firm Altran Technologies S.A. were the strongest positive contributors to the Fund’s performance.

Ashtead benefited from better-than-expected equipment utilization and rising rental yield. Rhodia performed well because of strong results from its emerging-market exposure in the latter part of 2010 and a takeover bid from Solvay at a 50% premium in April 2011. Altran Technologies benefited from improved job demand in Europe.

On an absolute basis, mineral exploration, development and mining company Centamin Egypt, Chinese sofa and recliner manufacturing company Man Wah Holdings and Brazilian bank Banco ABC Brasil were the greatest detractors from the Fund’s performance during the reporting period.

Shares of Centamin Egypt fell as the revolution in Egypt broadly affected the country’s equity market. We continue to have conviction in the stock, based on the value of the company’s gold reserves. Man Wah Holdings’ stock declined as investors became concerned that tightening measures taken to address underlying inflationary pressures in China might affect consumer spending. Banco ABC Brasil, a leading performer in the first nine months of 2010, pulled back toward the end of the year as a result of increased reserve requirements by Brazil’s central bank. The Fund’s position in Banco ABC Brasil continued to

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.
3. The term “spread” may refer to the difference in yield between a security or type of security and comparable U.S. treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities.

mainstayinvestments.com    9

underperform in the beginning of 2011 as emerging markets suffered broadly because of concerns over the impact of rising food and energy prices on growth, as well as a broad-based tightening stance by emerging-market governments.

Did the Fund make any significant purchases or sales during the reporting period?

Among the stocks that the Fund purchased during the reporting period was Altran Technologies. We added the stock on the belief that cost-cutting measures would lead to increased outsourcing to improve business productivity. The Fund initiated a position in SThree PLC, a specialist staffing company in the U.K. and Europe. We added the holding because we believed that the company’s increased use of temporary staffing provided a cost-effective way to improve business productivity as the economic recovery begins in Europe. We also purchased shares of Societe BIC S.A., a manufacturer of consumer products such as lighters, shavers and pens. We believe that the company will benefit from emerging consumer demand. Traditionally, demand for defensive, nondiscretionary products such as those manufactured by Societe BIC does not fall with a slowing economy, declining disposable income or a less positive job outlook.

During the reporting period, we sold the Fund’s position in Banco ABC Brasil when increased reserve requirements by Brazil’s central bank negatively affected the stock. We felt that the company’s outlook was clouded by the broad-based tightening stance taken by emerging-market governments in response to inflationary pressures. Viscofan S.A., a Spanish sausage casing manufacturer, was a strong performer over its holding period, and we sold the shares as the stock reached our price target. Next PLC is a U.K.-based retailer offering products in clothing, footwear, accessories and home products. As austerity measures in the U.K. and a rising value-added tax slowed consumer spending, we chose to exit the stock.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings in the information technology and health care sectors. The Fund’s information technology weighting moved from a market-neutral position to an overweight position relative to the MSCI World Ex U.S. Small Cap Index. In the health care sector, the Fund increased its overweight position relative to the Index to a more substantially overweight position as we added to defensive positions in the sector.

The Fund reduced its exposure to materials because Rhodia, our largest holding in the sector, was taken over. The Fund remains significantly underweight in the materials sector relative to the MSCI World Ex U.S. Small Cap Index. In consumer staples, the Fund shifted from a market-neutral to a modestly underweight position relative to the benchmark because of the sale of Viscofan S.A. The Fund’s financials weighting declined with the elimination of Banco ABC Brasil. The Fund remains significantly underweight relative to the MSCI World Ex U.S. Small Cap Index in financials.

How was the Fund positioned at the end of April 2011?

The Fund’s positioning is focused on investing in companies with exposure to secular growth themes, strong brands, improving free cash flow and reasonable valuations. As of April 30, 2011, the Fund’s most substantially overweight sectors relative to the MSCI World Ex U.S. Small Cap Index were industrials and health care. As of the same date, the Fund’s most substantially underweight sectors relative to the benchmark were financials and materials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch International Small Cap Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 95.0%†

Australia 1.7%
Centamin Egypt, Ltd. (Metals & Mining) (a)	1,058,700	$2,305,049
SAI Global, Ltd. (Professional Services)	394,974	2,164,654

		4,469,703

Austria 1.2%
Andritz A.G. (Machinery)	29,400	3,035,579

Belgium 1.1%
Telenet Group Holding N.V. (Diversified Telecommunication Services) (a)	59,702	2,968,073

Bermuda 2.9%
Biosensors International Group, Ltd. (Health Care Equipment & Supplies) (a)	963,900	1,063,082
Dockwise, Ltd. (Energy Equipment & Services) (a)	60,550	1,726,410
Huabao International Holdings, Ltd. (Chemicals)	420,000	626,248
Lancashire Holdings, Ltd. (Insurance)	118,950	1,281,538
Man Wah Holdings, Ltd. (Household Durables)	1,912,400	2,371,339
Peace Mark Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (a)(b)(c)	1,118,750	1,441
Ship Finance International, Ltd. (Oil, Gas & Consumable Fuels)	28,000	559,720

		7,629,778

Brazil 5.2%
BR Properties S.A. (Real Estate Management & Development)	110,300	1,325,115
Diagnosticos da America S.A. (Health Care Providers & Services)	266,900	3,571,221
X Localiza Rent a Car S.A. (Road & Rail)	302,400	5,189,931
Mills Estruturas e Servicos de Engenharia S.A. (Trading Companies & Distributors)	206,100	2,816,648
Rossi Residencial S.A. (Household Durables)	67,950	637,085

		13,540,000

British Virgin Islands 0.5%
Mail.ru Group, Ltd., GDR (Internet Software & Services) (a)(d)	1,800	54,522
Playtech, Ltd. (Software)	217,000	1,169,859

		1,224,381

Canada 5.0%
Crew Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	230,200	3,977,984
Detour Gold Corp. (Metals & Mining) (a)	22,200	750,363
Paramount Resources, Ltd. (Oil, Gas & Consumable Fuels) (a)	55,850	1,735,444
Sino-Forest Corp. (Paper & Forest Products) (a)	176,150	4,376,987
SouthGobi Resources, Ltd. (Oil, Gas & Consumable Fuels) (a)	162,650	2,042,258

		12,883,036

Cayman Islands 2.1%
China High Precision Automation Group, Ltd. (Electronic Equipment & Instruments)	2,236,600	1,817,215
China Shanshui Cement Group (Construction Materials)	901,000	1,007,008
Little Sheep Group, Ltd. (Hotels, Restaurants & Leisure) (c)	769,000	495,091
Shenguan Holdings Group, Ltd. (Food Products)	1,298,000	1,721,474
Sino Biopharmaceutical, Ltd. (Biotechnology)	1,231,350	448,701

		5,489,489

China 1.5%
Dalian Port PDA Co., Ltd. (Transportation Infrastructure)	2,532,426	991,286

Shandong Weigao Group Medical Polymer Co., Ltd. (Health Care Equipment & Supplies) (a)	182,000	494,473
Zhuzhou CSR Times Electric Co., Ltd. (Electrical Equipment)	626,000	2,478,609

		3,964,368

France 9.2%
Alten, Ltd. (IT Services)	108,550	4,452,770
X Altran Technologies S.A. (IT Services) (a)	659,600	5,207,232
EDF Energies Nouvelles S.A. (Independent Power Producers & Energy Traders)	14,375	855,068
Eurazeo (Diversified Financial Services)	15,250	1,270,323
Guyenne et Gascogne S.A. (Food & Staples Retailing)	3,300	476,120
IPSOS (Media)	67,300	3,498,818
Mersen (Electrical Equipment)	56,100	3,410,117
Rhodia S.A. (Chemicals)	16,950	790,196
Saft Groupe S.A. (Electrical Equipment)	22,456	1,031,082
Societe BIC S.A. (Commercial Services & Supplies)	29,943	2,911,139

		23,902,865

Germany 3.9%
Asian Bamboo A.G. (Food Products)	64,900	3,268,306
GFK SE (Media)	24,550	1,392,674
Hamburger Hafen und Logistik A.G. (Transportation Infrastructure)	15,205	737,559
Joyou A.G. (Household Durables) (a)	44,250	882,836
Morphosys A.G. (Life Sciences Tools & Services) (a)	69,050	2,030,127

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Germany (continued)

Software A.G. (Software)	6,750	$1,277,214
Stroer Out-of-Home Media A.G. (Media) (a)	15,950	519,736

		10,108,452

Hong Kong 1.0%
Television Broadcasts, Ltd. (Media)	315,000	1,847,513
Vitasoy International Holdings, Ltd. (Food Products)	982,000	843,385

		2,690,898

Italy 8.3%
Amplifon S.p.A. (Health Care Providers & Services)	475,101	2,917,523
Astaldi S.p.A (Construction & Engineering)	74,748	652,100
Azimut Holding S.p.A (Capital Markets)	75,950	970,818
Danieli & Co. S.p.A. (Machinery)	58,250	1,043,089
Exor S.p.A (Diversified Financial Services)	80,914	2,918,245
Maire Tecnimont S.p.A (Construction & Engineering)	581,400	2,437,028
Mediolanum S.p.A. (Insurance)	446,150	2,622,114
Safilo Group S.p.A. (Textiles, Apparel & Luxury Goods) (a)	176,650	3,372,606
Tod’s S.p.A. (Textiles, Apparel & Luxury Goods)	33,269	4,516,181

		21,449,704

Japan 18.4%
Air Water, Inc. (Chemicals)	111,160	1,336,140
Daibiru Corp. (Real Estate Management & Development)	70,400	557,194
Daicel Chemical Industries, Ltd. (Chemicals)	304,000	1,948,838

Gree, Inc. (Internet Software & Services)	110,700	2,251,803
House Foods Corp. (Food Products)	83,200	1,358,032
X JGC Corp. (Construction & Engineering)	218,750	5,390,880
Kansai Paint Co., Ltd. (Chemicals)	402,440	3,601,941
McDonald’s Holdings Co. Japan, Ltd. (Hotels, Restaurants & Leisure)	82,400	2,106,856
X Nabtesco Corp. (Machinery)	236,300	5,954,475
NET One Systems Co., Ltd. (IT Services)	900	1,613,265
Nifco, Inc./Japan (Auto Components)	127,150	3,210,297
Nippon Shokubai Co, Ltd. (Chemicals)	107,000	1,389,028
Oracle Corp. Japan (Software)	39,700	1,715,447
ORIX Corp. (Diversified Financial Services)	3,050	297,423
Osaka Securities Exchange Co., Ltd. (Diversified Financial Services)	100	506,688
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)	38,000	1,463,971
Sapporo Holdings, Ltd. (Beverages)	183,000	730,962
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	49,400	4,415,336
Sohgo Security Services Co., Ltd. (Commercial Services & Supplies)	61,600	703,219
Start Today Co., Ltd. (Internet & Catalog Retail)	95,100	1,641,373
X Sysmex Corp. (Health Care Equipment & Supplies)	158,206	5,509,856

		47,703,024

Luxembourg 2.5%
L’Occitane International S.A. (Specialty Retail) (a)	455,700	1,092,565
X Subsea 7 S.A. (Energy Equipment & Services)	208,961	5,496,249

		6,588,814

Netherlands 3.7%
BinckBank N.V. (Capital Markets)	43,450	785,465
Core Laboratories N.V. (Energy Equipment & Services)	19,500	1,871,610
Imtech N.V. (Construction & Engineering)	30,550	1,160,188
SBM Offshore N.V. (Energy Equipment & Services) (a)	58,371	1,707,942
Ten Cate N.V. (Textiles, Apparel & Luxury Goods)	35,965	1,664,674
USG People N.V. (Professional Services) (a)	118,200	2,339,836

		9,529,715

Norway 0.5%
Marine Harvest (Food Products)	587,650	776,201
Petroleum Geo-Services ASA (Energy Equipment & Services) (a)	29,350	463,471

		1,239,672

Republic of Korea 0.7%
Glovis Co., Ltd. (Air Freight & Logistics)	12,026	1,716,958

Spain 1.2%
Construcciones y Auxiliar de Ferrocarriles S.A. (Machinery)	400	243,797
Ebro Puleva S.A. (Food Products)	9,541	235,504
Obrascon Huarte Lain S.A. (Construction & Engineering)	65,790	2,695,325

		3,174,626

Sweden 0.7%
Rezidor Hotel Group AB (Hotels, Restaurants & Leisure) (a)	252,100	1,819,057

Switzerland 3.9%
Clariant A.G. (Chemicals) (a)	50,650	1,051,061
EFG International A.G. (Capital Markets)	110,800	1,652,393
Helvetia Holding A.G. (Insurance) (a)	3,750	1,759,032
Partners Group Holding A.G. (Capital Markets)	6,450	1,369,786
Sulzer A.G. (Machinery)	5,300	955,225
Temenos Group A.G. Registered (Software) (a)	99,524	3,307,879

		10,095,376

12 MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Taiwan 1.3%
Clevo Co. (Computers & Peripherals)	545,000	$1,246,486
First Steamship Co., Ltd. (Marine)	198,000	480,507
Tong Yang Industry Co., Ltd. (Auto Components)	148,000	212,916
TXC Corp. (Electronic Equipment & Instruments)	444,500	870,732
WPG Holdings, Ltd. (Electronic Equipment & Instruments)	304,800	563,016

		3,373,657

United Kingdom 18.5%
X Afren PLC (Oil, Gas & Consumable Fuels) (a)	2,377,600	6,350,306
Aggreko PLC (Commercial Services & Supplies)	18,350	547,732
X Ashtead Group PLC (Trading Companies & Distributors)	1,442,350	4,871,461
Bovis Homes Group PLC (Household Durables)	45,800	336,609
Cookson Group PLC (Industrial Conglomerates) (a)	143,250	1,712,031
Domino’s Pizza UK & IRL PLC (Hotels, Restaurants & Leisure)	139,800	1,080,707
Homeserve PLC (Commercial Services & Supplies)	471,665	3,850,201
Informa PLC (Media)	256,597	1,786,004
X Intermediate Capital Group PLC (Capital Markets)	872,100	4,807,150
Intertek Group PLC (Professional Services)	97,600	3,464,305
ITV PLC (Media) (a)	1,349,950	1,714,843
Jazztel PLC (Diversified Telecommunication Services) (a)	211,472	1,293,606
Meggitt PLC (Aerospace & Defense)	416,800	2,499,364
Micro Focus International PLC (Software)	94,350	585,475
Millennium & Copthorne Hotels PLC (Hotels, Restaurants & Leisure)	382,950	3,380,606
Misys PLC (Software) (a)	275,331	1,451,442
Restaurant Group PLC (Hotels, Restaurants & Leisure)	403,350	2,257,014
X SThree PLC (Professional Services)	683,394	4,997,518
TUI Travel PLC (Hotels, Restaurants & Leisure)	282,100	1,127,124

		48,113,498

Total Common Stocks (Cost $189,695,166)		246,710,723

Preferred Stocks 2.0%

Germany 2.0%
Jungheinrich A.G. 0.54% (Machinery)	30,802	1,415,206
ProSiebenSat.1 Media A.G. 0.09% (Media)	128,950	3,692,875

Total Preferred Stocks (Cost $3,473,521)		5,108,081

	Principal
	Amount
Short-Term Investment 1.7%

Repurchase Agreement 1.7%
United States 1.7%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $4,519,471 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $4,610,000 and a Market Value of $4,609,975) (Capital Markets)	$4,519,467	4,519,467

Total Short-Term Investment (Cost $4,519,467)		4,519,467

Total Investments (Cost $197,688,154) (e)	98.7%	256,338,271
Other Assets, Less Liabilities	1.3	3,470,396

Net Assets	100.0%	$259,808,667

(a)	Non-income producing security.
(b)	Illiquid security—The total market value of this security at April 30, 2011 is $1,441, which represents less than one-tenth of a percent of the Fund’s net assets.
(c)	Fair valued security. The total market value of these securities at April 30, 2011 is $496,532, which represents 0.2% of the Fund’s net assets.
(d)	GDR—Global Depositary Receipt.
(e)	At April 30, 2011, cost is $202,799,797 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$61,253,496
Gross unrealized depreciation	(7,715,022)

Net unrealized appreciation	$53,538,474

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$246,214,191	$—	$496,532	$246,710,723
Preferred Stocks	5,108,081	—	—	5,108,081
Short-Term Investment
Repurchase Agreement	—	4,519,467	—	4,519,467

Total Investments in Securities	$251,322,272	$4,519,467	$496,532	$256,338,271

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 securities valued at $1,441 and $495,091 are held under Bermuda within the Textiles, Apparel & Luxury Goods industry and Cayman Islands within the Hotels, Restaurants & Leisure industry, respectively, within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

At October 31, 2010 and April 30, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 for value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation			in to	out of	April 30,	April 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Common Stock
Bermuda	$1,443	$—	$—	$(2)	$—	$—	$—	$—	$1,441	$(2)
Cayman Islands	—			(2,364)	497,455				495,091	(2,364)

Total	$1,443	$—	$—	$(2,366)	$497,455	$—	$—	$—	$496,532	$(2,366)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14 MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$2,499,364	1.0%
Air Freight & Logistics	1,716,958	0.7
Auto Components	3,423,213	1.3
Beverages	730,962	0.3
Biotechnology	448,701	0.2
Capital Markets	14,105,079	5.4
Chemicals	10,743,452	4.1
Commercial Services & Supplies	8,012,291	3.1
Computers & Peripherals	1,246,486	0.5
Construction & Engineering	12,335,521	4.7
Construction Materials	1,007,008	0.4
Diversified Financial Services	4,992,679	1.9
Diversified Telecommunication Services	4,261,679	1.6
Electrical Equipment	6,919,808	2.7
Electronic Equipment & Instruments	3,250,963	1.2
Energy Equipment & Services	11,265,682	4.3
Food & Staples Retailing	476,120	0.2
Food Products	8,202,902	3.1
Health Care Equipment & Supplies	7,067,411	2.7
Health Care Providers & Services	6,488,744	2.5
Hotels, Restaurants & Leisure	12,266,455	4.7
Household Durables	4,227,869	1.6
Independent Power Producers & Energy Traders	855,068	0.3
Industrial Conglomerates	1,712,031	0.7
Insurance	5,662,684	2.2
Internet & Catalog Retail	1,641,373	0.6
Internet Software & Services	2,306,325	0.9
IT Services	11,273,267	4.3
Life Sciences Tools & Services	2,030,127	0.8
Machinery	12,647,371	4.9
Marine	480,507	0.2
Media	14,452,463	5.6
Metals & Mining	3,055,412	1.2
Oil, Gas & Consumable Fuels	14,665,712	5.6
Paper & Forest Products	4,376,987	1.7
Pharmaceuticals	5,879,307	2.3
Professional Services	12,966,313	5.0
Real Estate Management & Development	1,882,309	0.7
Road & Rail	5,189,931	2.0
Software	9,507,316	3.7
Specialty Retail	1,092,565	0.4
Textiles, Apparel & Luxury Goods	9,554,902	3.7
Trading Companies & Distributors	7,688,109	3.0
Transportation Infrastructure	1,728,845	0.7

	256,338,271	98.7
Other Assets, Less Liabilities	3,470,396	1.3

Net Assets	$259,808,667	100.0%

†	Percentages indicated are based on Fund net assets

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $197,688,154)	$256,338,271
Cash denominated in foreign currencies (identified cost $1,657,398)	1,683,181
Receivables:
Investment securities sold	3,265,036
Dividends and interest	781,791
Fund shares sold	79,429
Other assets	31,252

Total assets	262,178,960

Liabilities
Payables:
Investment securities purchased	1,875,874
Manager (See Note 3)	220,655
Fund shares redeemed	150,732
Transfer agent (See Note 3)	66,922
Professional fees	31,322
Custodian	12,726
Shareholder communication	6,732
NYLIFE Distributors (See Note 3)	3,681
Trustees	620
Accrued expenses	1,029

Total liabilities	2,370,293

Net assets	$259,808,667

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,969
Additional paid-in capital	290,678,409

290,690,378
Distributions in excess of net investment income	(3,123,166)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(86,462,952)
Net unrealized appreciation (depreciation) on investments	58,650,117
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	54,290

Net assets	$259,808,667

Investor Class
Net assets applicable to outstanding shares	$811,113

Shares of beneficial interest outstanding	38,434

Net asset value per share outstanding	$21.10
Maximum sales charge (5.50% of offering price)	1.23

Maximum offering price per share outstanding	$22.33

Class A
Net assets applicable to outstanding shares	$9,946,854

Shares of beneficial interest outstanding	470,860

Net asset value per share outstanding	$21.12
Maximum sales charge (5.50% of offering price)	1.23

Maximum offering price per share outstanding	$22.35

Class C
Net assets applicable to outstanding shares	$2,144,078

Shares of beneficial interest outstanding	102,271

Net asset value and offering price per share outstanding	$20.96

Class I
Net assets applicable to outstanding shares	$246,906,622

Shares of beneficial interest outstanding	11,357,359

Net asset value and offering price per share outstanding	$21.74

16 MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,582,141
Interest	199

Total income	1,582,340

Expenses
Manager (See Note 3)	1,147,546
Transfer agent (See Note 3)	206,252
Custodian	60,970
Registration	42,853
Professional fees	35,819
Distribution/Service—Investor Class (See Note 3)	674
Distribution/Service—Class A (See Note 3)	9,231
Distribution/Service—Class C (See Note 3)	8,852
Shareholder communication	14,880
Trustees	2,991
Miscellaneous	17,236

Total expenses	1,547,304

Net investment income (loss)	35,036

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	23,437,888
Foreign currency transactions	(89,429)

Net realized gain (loss) on investments and foreign currency transactions	23,348,459

Net change in unrealized appreciation (depreciation) on:
Investments	5,097,308
Translation of other assets and liabilities in foreign currencies	25,490

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,122,798

Net realized and unrealized gain (loss) on investments and foreign currency transactions	28,471,257

Net increase (decrease) in net assets resulting from operations	$28,506,293

(a)	Dividends recorded net of foreign withholding taxes in the amount of $84,157.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited), the period January 1, 2010 through October 31, 2010 (a) and the year ended December 31, 2009.

	2011	2010		2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$35,036	$440,483		$1,009,249
Net realized gain (loss) on investments and foreign currency transactions	23,348,459	7,190,724		(57,165,310)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,122,798	24,082,286		111,359,387

Net increase (decrease) in net assets resulting from operations	28,506,293	31,713,493		55,203,326

Dividends to shareholders:
From net investment income:
Investor Class	(10,628)	—		—
Class A	(146,228)	—		—
Class C	(33,623)	—		—
Class I	(4,673,999)	—		—

Total dividends to shareholders	(4,864,478)	—		—

Capital share transactions:
Net proceeds from sale of shares	74,787,672	38,685,793		79,648,838
Net asset value of shares issued to shareholders in reinvestment of dividends	4,590,954	—		—
Cost of shares redeemed	(29,074,126)	(54,910,830	)(b)	(115,080,875	)(b)

Increase (decrease) in net assets derived from capital share transactions	50,304,500	(16,225,037)		(35,432,037)

Net increase (decrease) in net assets	73,946,315	15,488,456		19,771,289

Net Assets
Beginning of period	185,862,352	170,373,896		150,602,607

End of period	$259,808,667	$185,862,352		$170,373,896

Undistributed (distributions in excess of) net investment income at end of period	$(3,123,166)	$1,706,276		$1,018,573

(a)	The Fund changed its fiscal year end from December 31 to October 31.

(b)	Cost of shares redeemed net of redemption fees of $78 and $1 for the ten-month period ended October 31, 2010 and the year ended December 31, 2009, respectively. (See Note 2(J))

18 MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
			January 1,		November 16,
	Six months		2010		2009**
	ended		through		through
	April 30,		October 31,		December 31,
	2011*		2010***		2009
Net asset value at beginning of period	$18.97		$15.81		$16.11

Net investment income (loss) (a)	(0.01)		0.04		0.00	‡
Net realized and unrealized gain (loss) on investments	2.64		3.13		(0.30)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		—

Total from investment operations	2.62		3.16		(0.30)

Less dividends:
From net investment income	(0.49)		—		—

Redemption fee (b)(c)	—		—		0.00	‡

Net asset value at end of period	$21.10		$18.97		$15.81

Total investment return (d)	14.06	% (e)	19.99	%(e)	(1.86	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.13	%)††	0.30	%††	0.15	%††
Net expenses	1.73	% ††	1.85	%††	1.59	%††
Expenses (before waiver/reimbursement)	1.73	% ††	1.88	%††	1.59	%††
Portfolio turnover rate	35%		41%		105%
Net assets at end of period (in 000’s)	$811		$303		$31

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, “redemption fee”, to conform to the current year presentation.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class A
			January 1,					August 2,
	Six months		2010					2006**
	ended		through					through
	April 30,		October 31,		Year ended December 31,			December 31,
	2011*		2010***		2009	2008	2007	2006
Net asset value at beginning of period	$18.95		$15.80		$10.98	$23.39	$23.49	$21.20

Net investment income (loss)	(0.02	)(a)	0.02	(a)	0.06 (a)	0.03 (a)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	2.65		3.14		4.76	(11.51)	3.39	3.63
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		—	—	—	—

Total from investment operations	2.62		3.15		4.82	(11.48)	3.35	3.61

Less dividends and distributions:
From net investment income	(0.45)		—		—	—	(0.01)	(0.00	)‡
From net realized gain on investments	—		—		—	(0.94)	(3.48)	(1.32)

Total dividends and distributions	(0.45)		—		—	(0.94)	(3.49)	(1.32)

Redemption fee (b)(c)	—		—		0.00 ‡	0.01	0.04	—

Net asset value at end of period	$21.12		$18.95		$15.80	$10.98	$23.39	$23.49

Total investment return (d)	14.11	% (e)	19.94	%(e)	43.90%	(49.01%)	14.54%	17.10	% (e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18	%)††	0.12	%††	0.42%	0.17%	(0.10%)	(0.41	%)††
Net expenses	1.71	% ††	1.89	%††	1.83%	1.74%	1.70%	1.80	% ††
Expenses (before waiver/reimbursement)	1.71	% ††	1.92	%††	1.83%	1.74%	1.70%	1.80	% ††
Portfolio turnover rate	35%		41%		105%	107%	140%	75%
Net assets at end of period (in 000’s)	$9,947		$5,175		$2,749	$1,098	$2,858	$268

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, “redemption fee”, to conform to the current year presentation.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

20 MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
			January 1,		November 16,
	Six months		2010		2009**
	ended		through		through
	April 30,		October 31,		December 31,
	2011*		2010***		2009
Net asset value at beginning of period	$18.84		$15.79		$16.11

Net investment income (loss) (a)	(0.09)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	2.63		3.10		(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		—

Total from investment operations	2.53		3.05		(0.32)

Less dividends:
From net investment income	(0.41)		—		—

Redemption fee (b)(c)	—		—		0.00	‡

Net asset value at end of period	$20.96		$18.84		$15.79

Total investment return (d)	13.61	% (e)	19.32	% (e)	(1.99	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.94	%)††	(0.28	%)††	(0.65	%)††
Net expenses	2.48	% ††	2.60	% ††	2.34	% ††
Expenses (before waiver/reimbursement)	2.48	% ††	2.63	% ††	2.34	% ††
Portfolio turnover rate	35%		41%		105%
Net assets at end of period (in 000’s)	$2,144		$1,476		$25

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, “redemption fee”, to conform to the current year presentation.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class I
			January 1,						January 25,
	Six months		2010						2005**
	ended		through						through
	April 30,		October 31,		Year ended December 31,				December 31,
	2011*		2010***		2009	2008	2007	2006	2005
Net asset value at beginning of period	$19.51		$16.24		$11.16	$23.77	$23.91	$18.26	$15.00

Net investment income (loss)	0.01	(a)	0.04	(a)	0.09 (a)	0.06 (a)	0.04	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	2.72		3.24		4.99	(11.69)	3.31	7.00	3.24
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		—	—	—	—	—

Total from investment operations	2.72		3.27		5.08	(11.63)	3.35	6.99	3.26

Less dividends and distributions:
From net investment income	(0.49)		—		—	(0.04)	(0.01)	(0.02)	—
From net realized gain on investments	—		—		—	(0.94)	(3.48)	(1.32)	—

Total dividends and distributions	(0.49)		—		—	(0.98)	(3.49)	(1.34)	—

Redemption fee (b)(c)	—		—		—	0.00 ‡	—	—	—

Net asset value at end of period	$21.74		$19.51		$16.24	$11.16	$23.77	$23.91	$18.26

Total investment return (d)	14.20	%(e)	20.14	%(e)	45.52%	(48.89%)	14.12%	38.40%	21.73	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05	%††	0.31	%††	0.67%	0.30%	0.15%	0.11%	0.13	%††
Net expenses	1.47	%††	1.65	%††	1.60%	1.49%	1.45%	1.55%	1.73	%††
Expenses (before reimbursement/waiver)	1.47	%††	1.67	%††	1.60%	1.49%	1.45%	1.55%	1.73	%††
Portfolio turnover rate	35%		41%		105%	107%	140%	75%	49%
Net assets at end of period (in 000’s)	$246,907		$178,909		$167,568	$149,505	$451,242	$286,841	$115,681

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, “redemption fee”, to conform to the current year presentation.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)	Total investment return is not annualized.

22 MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch International Small Cap Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch International Small Cap Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A shares and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Effective January 4, 2010, the Fund changed its fiscal year end from December 31 to October 31. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to the commencement of operations of the Fund refer to the Predecessor Fund.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had

mainstayinvestments.com    23

Notes to Financial Statements (unaudited) (continued)

an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund held a security with a value of $496,532, that was valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

24    MainStay Epoch International Small Cap Fund

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(J) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not

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Notes to Financial Statements (unaudited) (continued)

assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the fiscal year ended October 31, 2010.

(K) Concentration of Risk. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.10% for the six-month period ended April 30, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.75% and Class I, 1.50%. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the period November 14, 2009 through February 28, 2011, New York Life Investments had entered into a written expense limitation agreement under which it agreed to reimburse Class A and Class I shares of the Fund so that the total ordinary operating expenses for Class A and Class I shares did not exceed the following percentages of average daily net assets, Class A, 1.89% and Class I, 1.65%. New York Life Investments applied an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $1,147,546.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from applicable Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, applicable Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,341 and $2,886, respectively, for the six-

26    MainStay Epoch International Small Cap Fund

month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $68 for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$564

Class A	7,249

Class C	1,839

Class I	196,600

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$33,570	4.1%

Class C	33,208	1.5

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $2,743. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $107,858,260 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$41,095
2017	66,763

Total	$107,858

Note 5–Foreign Currency Transactions

As of April 30, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Australian Dollar	AUD	41,539	USD	43,425	USD	45,531

Brazilian Real	BRL	136,295		86,468		86,636

Canadian Dollar	CAD	1,709		1,787		1,806

Euro	EUR	126,443		187,282		187,281

Hong Kong Dollar	HKD	256,442		33,020		33,020

Japanese Yen	JPY	11,507,505		140,584		141,866

New Taiwan Dollar	TWD	16,677,644		576,117		582,350

Norwegian Krone	NOK	21,178		3,888		4,037

Pound Sterling	GBP	348,758		567,111		582,548

South Korean Won	KRW	6,590,873		6,078		6,150

Swedish Krona	SEK	48		8		8

Swiss Franc	CHF	10,335		11,630		11,948

Total			USD	1,657,398	USD	1,683,181

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Notes to Financial Statements (unaudited) (continued)

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $111,551 and $72,969, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	24,508	$480,915
Shares issued to shareholders in reinvestment of dividends	548	10,564
Shares redeemed	(1,675)	(33,669)

Net increase (decrease) in shares outstanding before conversion	23,381	457,810
Shares converted into Investor Class (See Note 1)	1,321	26,019
Shares converted from Investor Class (See Note 1)	(2,250)	(43,531)

Net increase (decrease)	22,452	$440,298

Ten-month period ended October 31, 2010:
Shares sold	13,339	$215,984
Shares redeemed	(468)	(7,323)

Net increase (decrease) in shares outstanding before conversion	12,871	208,661
Shares converted into Investor Class (See Note 1)	2,046	34,741
Shares converted from Investor Class (See Note 1)	(927)	(16,242)

Net increase (decrease)	13,990	$227,160

Period ended December 31, 2009 (a):
Shares sold	2,315	$36,932
Shares redeemed	(323)	(5,029)

Net increase (decrease)	1,992	$31,903

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	269,091	$5,320,999
Shares issued to shareholders in reinvestment of dividends	6,720	129,495
Shares redeemed	(78,891)	(1,562,953)

Net increase (decrease) in shares outstanding before conversion	196,920	3,887,541
Shares converted into Class A (See Note 1)	2,248	43,531
Shares converted from Class A (See Note 1)	(1,319)	(26,019)

Net increase (decrease)	197,849	$3,905,053

Ten-month period ended October 31, 2010:
Shares sold	161,069	$2,637,725
Shares redeemed	(60,905)	(981,161)

Net increase (decrease) in shares outstanding before conversion	100,164	1,656,564
Shares converted into Class A (See Note 1)	928	16,242
Shares converted from Class A (See Note 1)	(2,047)	(34,741)

Net increase (decrease)	99,045	$1,638,065

Year ended December 31, 2009:
Shares sold	96,215	$1,346,882
Shares redeemed	(22,168)	(300,828)

Net increase (decrease)	74,047	$1,046,054

28    MainStay Epoch International Small Cap Fund

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	23,199	$454,581
Shares issued to shareholders in reinvestment of dividends	1,687	32,362
Shares redeemed	(943)	(18,704)

Net increase (decrease)	23,943	$468,239

Ten-month period ended October 31, 2010:
Shares sold	76,775	$1,234,848

Net increase (decrease)	76,775	$1,234,848

Period ended October 31, 2009 (a):
Shares sold	1,553	$25,019

Net increase (decrease)	1,553	$25,019

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	3,313,391	$68,531,177
Shares issued to shareholders in reinvestment of dividends	222,933	4,418,533
Shares redeemed	(1,348,444)	(27,458,800)

Net increase (decrease)	2,187,880	$45,490,910

Ten-month period ended October 31, 2010:
Shares sold	2,105,632	$34,597,236
Shares redeemed	(3,254,522)	(53,922,346)

Net increase (decrease)	(1,148,890)	$(19,325,110)

Year ended December 31, 2009:
Shares sold	6,676,243	$78,240,005
Shares redeemed	(9,749,184)	(114,775,018)

Net increase (decrease)	(3,072,941)	$(36,535,013)

(a)	Investor Class shares and Class C shares were first offered on November 16, 2009.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Epoch International Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and Epoch as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and Epoch in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch as subadvisor to the Fund, and responses from New York Life Investments and Epoch to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates and by Epoch as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing Epoch’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same

30    MainStay Epoch International Small Cap Fund

class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Invest-
ment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior mana-
gement at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments, its affiliates and Epoch due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board considered representations from Epoch and New York Life Investments that the subadvisory fee paid by New York Life Investments to Epoch for services provided to the Fund was the result of arm’s-length negotiations. Because Epoch is not affiliated with New York Life Investments, and Epoch’s fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from Epoch and New York Life Investments concerning other business

mainstayinvestments.com    31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund supported the Board’s determination to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses. The Board noted that New York Life Investments had proposed to modify the expense limitation agreement on the Fund’s share classes to increase the amount of New York Life Investments’ subsidization of class expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the

32    MainStay Epoch International Small Cap Fund

expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares and $500 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board approved New York Life Investments’ recommendation to modify the expense limitation agreement on the Fund’s share classes, and concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com    33

Proxy Voting Policies and
Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34    MainStay Epoch International Small Cap Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23127 MS136-11	MSEISC10-06/11 F4

MainStay Epoch U.S. All Cap Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	14

Notes to Financial Statements	20

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	26

Proxy Voting Policies and Procedures and Proxy Voting Record	30

Shareholder Reports and Quarterly Portfolio Disclosure	30

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	11.45%	12.04%	0.47%	0.28%	1.69%
		Excluding sales charges	17.94	18.57	1.61	0.85	1.69

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	11.73	12.64	0.74	0.41	1.19
		Excluding sales charges	18.23	19.20	1.88	0.98	1.19

Class B Shares[4]	Maximum 5% CDSC	With sales charges	12.58	12.76	0.47	0.09	2.44
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	17.58	17.76	0.84	0.09	2.44

Class C Shares[4]	Maximum 1% CDSC	With sales charges	16.56	16.74	0.84	0.10	2.44
	if Redeemed Within One Year of Purchase	Excluding sales charges	17.56	17.74	0.84	0.10	2.44

Class I Shares	No Sales Charge		18.35	19.48	2.30	1.38	0.94

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A, B and C shares, first offered on January 2, 2004, includes the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Russell 3000® Index[5]	17.65%	18.35%	3.33%	3.64%

Average Lipper Multi-Cap Core Fund[6]	16.89	18.00	2.79	4.10

5.	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,179.40	$8.54	$1,017.00	$7.90

Class A Shares	$1,000.00	$1,182.30	$6.28	$1,019.00	$5.81

Class B Shares	$1,000.00	$1,175.80	$12.57	$1,013.20	$11.63

Class C Shares	$1,000.00	$1,175.60	$12.57	$1,013.20	$11.63

Class I Shares	$1,000.00	$1,183.50	$4.93	$1,020.30	$4.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.58% for Investor Class, 1.16% for Class A, 2.33% for Class B and Class C and 0.91% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of April 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	8.1%
Health Care Providers & Services	7.6
Capital Markets	6.3
Software	6.0
Chemicals	5.7
Semiconductors & Semiconductor Equipment	4.2
Energy Equipment & Services	3.9
Pharmaceuticals	3.8
Aerospace & Defense	3.4
Computers & Peripherals	3.2
Machinery	3.2
Specialty Retail	3.1
IT Services	2.9
Insurance	2.6
Diversified Financial Services	2.4
Media	2.4
Gas Utilities	2.3
Auto Components	2.0
Distributors	1.9
Food Products	1.9
Commercial Services & Supplies	1.8
Life Sciences Tools & Services	1.8
Electronic Equipment & Instruments	1.7
Multi-Utilities	1.7
Household Durables	1.5
Building Products	1.4
Consumer Finance	1.4
Internet Software & Services	1.3
Road & Rail	1.3
Hotels, Restaurants & Leisure	1.2
Containers & Packaging	1.0
Textiles, Apparel & Luxury Goods	1.0
Commercial Banks	0.9
Real Estate Investment Trusts	0.9
Diversified Consumer Services	0.7
Short-Term Investment	3.2
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	ExxonMobil Corp.
2.	Microsoft Corp.
3.	Praxair, Inc.
4.	MetLife, Inc.
5.	Devon Energy Corp.
6.	Laboratory Corp. of America Holdings
7.	Ameriprise Financial, Inc.
8.	Comcast Corp. Class A
9.	NYSE Euronext
10.	ONEOK, Inc.

8    MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 17.94% for Investor Class shares, 18.23% for Class A shares, 17.58% for Class B shares and 17.56% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 18.35%. All share classes out-performed the 16.89% return of the average Lipper1 multi-cap core fund for the same period. Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 17.65% return of the Russell 3000® Index2 for the six months ended April 30, 2011. The Russell 3000® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The market overcame political unrest in the Middle East, con-cerns about European debt refinancings and natural disasters in Japan to produce strong returns for the six-month reporting period. The very low interest-rate environment encouraged and supported speculation. In the equity market, this translated into stronger performance among securities with higher risk. Lower-quality stocks performed much better than stocks of large, well-capitalized firms. Equity markets rose in response to the supportive monetary policy environment expressed through the Federal Reserve’s second round of quantitative easing. (Quantitative easing is the direct purchase of securities by the Federal Reserve.) Improving employment data in the United States, better-than-expected corporate earnings reports and a modest pickup in merger and acquisition activity also helped the market.

During the reporting period, the Fund produced strong absolute returns, and some share classes outperformed the Russell 3000® Index while other share classes underperformed the benchmark. Security selection was the main driver of the Fund’s performance relative to the Russell 3000® Index. Sector allocation had a modestly positive effect on the Fund’s relative per-formance as well.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative perfor-mance and which sectors were particularly weak?

During the reporting period, the strongest sector contribution to the Fund’s relative performance came from consumer staples, where performance was driven by strong stock selection and an underweight position relative to the Russell 3000® Index. (Contributions take weightings and total returns into account.) Consumer discretionary and utilities made the next-strongest contributions to the Fund’s relative performance. Strong stock selection also drove performance in those sectors.

During the reporting period, the sector that made the weakest contribution to the Fund’s relative performance was information technology where the Fund’s holdings did not keep pace with those of the benchmark. The Fund’s cash position, despite averaging only 3.7% of net assets during the reporting period, made the second-weakest contribution to the Fund’s relative performance in light of the 17.65% return of the Russell 3000® Index. The third-weakest contribution came from industrials, where an underweight position relative to the Russell 3000® Index and a lack of exposure to companies in this sector whose performance correlates with commodity prices hurt the Fund’s performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

On an absolute basis, the largest contributions to the Fund’s performance came from integrated energy company ExxonMobil, international oil & gas exploration & production company Occidental Petroleum and diversified energy company ONEOK.

ExxonMobil is the largest integrated energy company with the lowest exploration and development costs. The company gen-erates significant free cash flow, which it has been returning to shareholders through increased dividends and a significant share-repurchase program. ExxonMobil’s acquisition of oil and natural gas company XTO Energy, which was initially met with skepticism, has gone well. We believe that the pace of share repurchases will soon reduce the share count to levels preceding the merger. Additionally, ExxonMobil has benefited from the increasing price of oil.

Occidental Petroleum also benefited from higher oil prices. We believe that Occidental Petroleum is a well-managed and returns-focused company with superior growth prospects. ONEOK is a leader in the gathering, processing, storage and transportation of natural gas and natural gas liquids and is among the largest natural gas distributors in the United States. The company has benefited from rising energy prices and smart capital expenditures, and we believe its expanded capacity is beginning to pay off.

During the reporting period, bank holding company Hudson City Bancorp, developer, manufacturer and seller of silicon wafers for the semiconductor industry MEMC Electronic Materials and semiconductor company Varian Semiconductor Equipment made the weakest contributions to the Fund’s absolute performance.

We felt that Hudson City Bancorp’s need for a balance sheet restructuring would lead to a dividend cut and ultimately to lowered earnings power. As a result, we chose to exit the position when the company announced the restructuring.

MEMC Electronic Materials’ wafers are used as the starting material for the manufacture of various types of semiconductor

 1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 3000® Index.

mainstayinvestments.com    9

devices. With a large exposure to the solar energy sector, the company was negatively affected by concerns that spending and tax breaks for solar installations will be cut. We continue to believe that the company is well run and has differentiated products, and the Fund continues to hold the position.

Varian Semiconductor Equipment’s stock price suffered during the reporting period, as concern over weakening demand for semiconductors began to emerge. We believe that Varian is a well-run company with differentiated products that have significant performance advantages over their competitors, thus allowing for better pricing power. In our opinion, Varian Semiconductor Equipment has also been a good steward of capital; and since 2006, the company has bought back over 10% of its shares outstanding. The company is entering the solar business with what promises to be game-changing technology. The Fund continues to hold the stock.

Did the Fund make any significant purchases or sales during the reporting period?

Among the stocks that the Fund purchased during the reporting period were financial services company PNC Financial Services and automotive parts manufacturer Dana Holding.

While the Fund has been focused on nonbank financials, we are starting to see an improvement in U.S. credit metrics and have begun to very selectively increase exposure to the credit markets. PNC Financial Services is a well-run, well-capitalized bank that we believe is poised to generate substantial excess capital over the next two years. With a diverse business model, the company offers exposure to an uptick in commercial and industrial lending.

Dana Holding is positioned to benefit from the rebound in U.S. new vehicle sales. It offers exposure to a recovery in U.S. vehicle sales, global light-vehicle growth, a substantial increase in North American commercial-vehicle production and ongoing growth in global agricultural and construction equipment.

Among the stocks that the Fund sold during the reporting period were oil services company Weatherford, Bermuda-based reinsurance and insurance underwriter Everest Re Group Ltd. and Hudson City Bancorp.

We sold the Fund’s position in Weatherford during the reporting period because the company had reached our price objective and we felt the stock had begun to fully discount the expected improvement in the international demand for oilfield services. We chose to exit the Fund’s position in Everest Re Group based on valuation and our belief that better risk-return opportunities could be found elsewhere. We chose to exit Hudson City Bancorp when the company announced a restructuring of its balance sheet.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s weightings relative
to the Russell 3000® Index did not change significantly. The Fund’s energy exposure decreased, moving from an over-weight position to a weighting that was similar to that of the benchmark. The Fund’s exposure to the financials sector increased during the reporting period, moving from a benchmark-neutral position to a modestly overweight position. The addition of two holdings in the materials sector increased the Fund’s overweight position.

How was the Fund positioned at the end of April 2011?

As of April 30, 2011, the Fund’s most substantially overweight sectors relative to the Russell 3000® Index were consumer discretionary, materials and health care. As of the same date, the Fund’s most substantially underweight sectors relative to the Russell 3000® Index were consumer staples and telecommunication services.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch U.S. All Cap Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 96.5%†

Aerospace & Defense 3.4%
Boeing Co. (The)	173,250	$13,821,885
Rockwell Collins, Inc.	153,800	9,704,780

		23,526,665

Auto Components 2.0%
Dana Holding Corp. (a)	376,700	6,844,639
Visteon Corp. (a)	106,650	7,191,409

		14,036,048

Building Products 1.4%
Masco Corp.	715,300	9,599,326

Capital Markets 6.3%
X Ameriprise Financial, Inc.	270,450	16,784,127
Franklin Resources, Inc.	124,600	16,088,352
TD Ameritrade Holding Corp.	544,050	11,718,837

		44,591,316

Chemicals 5.7%
E.I. du Pont de Nemours & Co.	252,350	14,330,956
Nalco Holding Co.	224,457	6,556,389
X Praxair, Inc.	180,350	19,192,847

		40,080,192

Commercial Banks 0.9%
PNC Financial Services Group, Inc.	104,450	6,511,413

Commercial Services & Supplies 1.8%
Waste Management, Inc.	321,650	12,692,309

Computers & Peripherals 3.2%
Apple, Inc. (a)	37,100	12,919,333
Dell, Inc. (a)	624,850	9,691,423

		22,610,756

Consumer Finance 1.4%
American Express Co.	194,850	9,563,238

Containers & Packaging 1.0%
Rock-Tenn Co. Class A	98,550	6,806,849

Distributors 1.9%
Genuine Parts Co.	250,400	13,446,480

Diversified Consumer Services 0.7%
Service Corp. International	434,200	5,110,534

Diversified Financial Services 2.4%
X NYSE Euronext	413,300	16,552,665

Electronic Equipment & Instruments 1.7%
Corning, Inc.	585,810	12,266,861

Energy Equipment & Services 3.9%
Cameron International Corp. (a)	189,933	10,013,268
Dril-Quip, Inc. (a)	54,300	4,157,208
National-Oilwell Varco, Inc.	169,300	12,983,617

		27,154,093

Food Products 1.9%
Corn Products International, Inc.	244,250	13,458,175

Gas Utilities 2.3%
X ONEOK, Inc.	232,950	16,292,523

Health Care Providers & Services 7.6%
Aetna, Inc.	290,700	12,029,166
DaVita, Inc. (a)	138,350	12,187,251
X Laboratory Corp. of America Holdings (a)	180,100	17,374,247
UnitedHealth Group, Inc.	245,000	12,061,350

		53,652,014

Hotels, Restaurants & Leisure 1.2%
International Game Technology	483,100	8,546,039

Household Durables 1.5%
Tupperware Brands Corp.	169,366	10,783,533

Insurance 2.6%
X MetLife, Inc.	395,366	18,499,175

Internet Software & Services 1.3%
Yahoo!, Inc. (a)	501,750	8,906,063

IT Services 2.9%
Computer Sciences Corp.	121,900	6,214,462
Visa, Inc. Class A	184,800	14,436,576

		20,651,038

Life Sciences Tools & Services 1.8%
Thermo Fisher Scientific, Inc. (a)	215,750	12,942,843

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Shares	Value
Machinery 3.2%
Ingersoll-Rand PLC	193,600	$9,776,800
Wabtec Corp.	179,132	12,786,442

		22,563,242

Media 2.4%
X Comcast Corp. Class A	677,850	16,641,217

Multi-Utilities 1.7%
Wisconsin Energy Corp.	373,500	11,656,935

Oil, Gas & Consumable Fuels 8.1%
X Devon Energy Corp.	198,800	18,090,800
X ExxonMobil Corp.	265,850	23,394,800
Occidental Petroleum Corp.	134,857	15,412,807

		56,898,407

Pharmaceuticals 3.8%
Abbott Laboratories	203,450	10,587,538
Endo Pharmaceuticals Holdings, Inc. (a)	407,900	15,973,364

		26,560,902

Real Estate Investment Trusts 0.9%
Ventas, Inc.	116,250	6,501,863

Road & Rail 1.3%
Con-Way, Inc.	233,200	9,076,144

Semiconductors & Semiconductor Equipment 4.2%
MEMC Electronic Materials, Inc. (a)	646,500	7,648,095
Texas Instruments, Inc.	438,148	15,567,398
Varian Semiconductor Equipment Associates, Inc. (a)	148,350	6,220,316

		29,435,809

Software 6.0%
Electronic Arts, Inc. (a)	286,000	5,771,480
X Microsoft Corp.	803,000	20,894,060
Oracle Corp.	425,100	15,324,855

		41,990,395

Specialty Retail 3.1%
Staples, Inc.	495,600	10,476,984
TJX Cos., Inc.	208,350	11,171,727

		21,648,711

Textiles, Apparel & Luxury Goods 1.0%
Warnaco Group, Inc. (The) (a)	110,250	7,095,690

Total Common Stocks (Cost $526,486,699)		678,349,463

	Principal
	Amount
Short-Term Investment 3.2%

Repurchase Agreement 3.2%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $22,940,731 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11 with a Principal Amount of $23,400,000 and a Market Value of $23,399,873)	$22,940,712	$22,940,712

Total Short-Term Investment (Cost $22,940,712)		22,940,712

Total Investments (Cost $549,427,411) (b)	99.7%	701,290,175
Other Assets, Less Liabilities	0.3	1,863,719
Net Assets	100.0%	$703,153,894

(a)	Non-income producing security.
(b)	At April 30, 2011, cost is $549,699,648 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$155,008,446
Gross unrealized depreciation	(3,417,919)

Net unrealized appreciation	$151,590,527

12 MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$678,349,463	$—	$—	$678,349,463
Short-Term Investment
Repurchase Agreement	—	22,940,712	—	22,940,712

Total Investments in Securities	$678,349,463	$22,940,712	$—	$701,290,175

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $549,427,411)	$701,290,175
Receivables:
Investment securities sold	1,415,520
Fund shares sold	586,162
Dividends and interest	452,625
Other assets	61,726

Total assets	703,806,208

Liabilities
Payables:
Manager (See Note 3)	471,847
Fund shares redeemed	55,974
Professional fees	52,821
Shareholder communication	30,701
Transfer agent (See Note 3)	25,317
NYLIFE Distributors (See Note 3)	13,863
Trustees	950
Custodian	841

Total liabilities	652,314

Net assets	$703,153,894

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,951
Additional paid-in capital	543,998,074

544,025,025
Undistributed net investment income	541,691
Accumulated net realized gain (loss) on investments	6,724,414
Net unrealized appreciation (depreciation) on investments	151,862,764

Net assets	$703,153,894

Investor Class
Net assets applicable to outstanding shares	$8,540,690

Shares of beneficial interest outstanding	349,104

Net asset value per share outstanding	$24.46
Maximum sales charge (5.50% of offering price)	1.42

Maximum offering price per share outstanding	$25.88

Class A
Net assets applicable to outstanding shares	$13,481,187

Shares of beneficial interest outstanding	546,078

Net asset value per share outstanding	$24.69
Maximum sales charge (5.50% of offering price)	1.44

Maximum offering price per share outstanding	$26.13

Class B
Net assets applicable to outstanding shares	$7,406,455

Shares of beneficial interest outstanding	320,954

Net asset value and offering price per share outstanding	$23.08

Class C
Net assets applicable to outstanding shares	$4,444,853

Shares of beneficial interest outstanding	192,458

Net asset value and offering price per share outstanding	$23.10

Class I
Net assets applicable to outstanding shares	$669,280,709

Shares of beneficial interest outstanding	25,542,574

Net asset value and offering price per share outstanding	$26.20

14 MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends	$4,715,395
Interest	1,214

Total income	4,716,609

Expenses
Manager (See Note 3)	2,668,020
Distribution/Service—Investor Class (See Note 3)	9,602
Distribution/Service—Class A (See Note 3)	14,285
Distribution/Service—Class B (See Note 3)	33,805
Distribution/Service—Class C (See Note 3)	20,931
Transfer agent (See Note 3)	67,139
Professional fees	60,186
Registration	48,984
Shareholder communication	33,087
Trustees	8,866
Custodian	7,868
Miscellaneous	11,966

Total expenses	2,984,739

Net investment income (loss)	1,731,870

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	11,611,089
Net change in unrealized appreciation (depreciation) on investments	93,248,885

Net realized and unrealized gain (loss) on investments	104,859,974

Net increase (decrease) in net assets resulting from operations	$106,591,844

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,731,870	$2,258,534
Net realized gain (loss) on investments	11,611,089	18,742,961
Net change in unrealized appreciation (depreciation) on investments	93,248,885	40,617,929

Net increase (decrease) in net assets resulting from operations	106,591,844	61,619,424

Dividends to shareholders:
From net investment income:
Investor Class	—	(6,765)
Class A	(23,610)	(39,351)
Class B	—	(7,024)
Class C	—	(3,879)
Class I	(2,706,237)	(1,225,428)

Total dividends to shareholders	(2,729,847)	(1,282,447)

Capital share transactions:
Net proceeds from sale of shares	116,141,985	321,911,388
Net asset value of shares issued to shareholders in reinvestment of dividends	2,664,958	1,247,383
Cost of shares redeemed	(57,085,754)	(71,515,940)

Increase (decrease) in net assets derived from capital share transactions	61,721,189	251,642,831

Net increase (decrease) in net assets	165,583,186	311,979,808

Net Assets
Beginning of period	537,570,708	225,590,900

End of period	$703,153,894	$537,570,708

Undistributed net investment income at end of period	$541,691	$1,539,668

16 MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
						February
	Six months					28, 2008**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009		2008
Net asset value at beginning of period	$20.74		$17.66	$15.40		$23.34

Net investment income (loss) (a)	(0.01)		(0.01)	(0.05)		(0.13)
Net realized and unrealized gain (loss) on investments	3.73		3.11	2.31		(7.81)

Total from investment operations	3.72		3.10	2.26		(7.94)

Less dividends:
From net investment income	—		(0.02)	—		—

Net asset value at end of period	$24.46		$20.74	$17.66		$15.40

Total investment return (b)	17.94	% (c)	17.56%	14.68	% (d)	(34.02	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.07	%)††	(0.04%)	(0.29%)		(0.88	%)††
Net expenses	1.58	% ††	1.69%	1.67%		1.64	% ††
Expenses (before waiver/reimbursement)	1.58	% ††	1.69%	1.96%		1.66	% ††
Portfolio turnover rate	16%		41%	135%		56%
Net assets at end of period (in 000’s)	$8,541		$7,238	$6,384		$5,460

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008	2007		2006
Net asset value at beginning of period	$20.93		$17.76	$15.42		$28.85	$23.86		$21.84

Net investment income (loss) (a)	0.04		0.09	0.02		(0.14)	(0.21)		(0.21)
Net realized and unrealized gain (loss) on investments	3.77		3.13	2.32		(11.05)	5.20		2.23

Total from investment operations	3.81		3.22	2.34		(11.19)	4.99		2.02

Less dividends and distributions:
From net investment income	(0.05)		(0.05)	—		—	—		—
From net realized gain on investments	—		—	—		(2.24)	—		—

Total dividends and distributions	(0.05)		(0.05)	—		(2.24)	—		—

Net asset value at end of period	$24.69		$20.93	$17.76		$15.42	$28.85		$23.86

Total investment return (b)	18.23	%(c)	18.15%	15.18	%(d)	(41.88%)	20.91%		9.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33	% ††	0.48%	0.13%		(0.59%)	(0.79%)		(0.89%)
Net expenses	1.16	% ††	1.19%	1.26%		1.39%	1.55%		1.50%
Expenses (before waiver/reimbursement)	1.16	% ††	1.19%	1.34%		1.40%	1.53	%(e)	1.54%
Portfolio turnover rate	16%		41%	135%		56%	37%		46%
Net assets at end of period (in 000’s)	$13,481		$9,749	$14,006		$12,771	$32,894		$28,170

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008	2007		2006
Net asset value at beginning of period	$19.63		$16.84	$14.80		$28.03	$23.36		$21.54

Net investment income (loss) (a)	(0.09)		(0.14)	(0.15)		(0.34)	(0.39)		(0.37)
Net realized and unrealized gain (loss) on investments	3.54		2.95	2.19		(10.65)	5.06		2.19

Total from investment operations	3.45		2.81	2.04		(10.99)	4.67		1.82

Less dividends and distributions:
From net investment income	—		(0.02)	—		—	—		—
From net realized gain on investments	—		—	—		(2.24)	—		—

Total dividends and distributions	—		(0.02)	—		(2.24)	—		—

Net asset value at end of period	$23.08		$19.63	$16.84		$14.80	$28.03		$23.36

Total investment return (b)	17.58	% (c)	16.69%	13.78	% (d)	(42.43%)	19.99%		8.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.82	%)††	(0.77%)	(1.04%)		(1.55%)	(1.54%)		(1.63%)
Net expenses	2.33	% ††	2.44%	2.42%		2.34%	2.30%		2.25%
Expenses (before waiver/reimbursement)	2.33	% ††	2.44%	2.71%		2.35%	2.28	% (e)	2.29%
Portfolio turnover rate	16%		41%	135%		56%	37%		46%
Net assets at end of period (in 000’s)	$7,406		$6,362	$6,383		$6,191	$11,925		$10,770

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008	2007		2006
Net asset value at beginning of period	$19.65		$16.86	$14.82		$28.06	$23.38		$21.56

Net investment income (loss) (a)	(0.09)		(0.14)	(0.15)		(0.34)	(0.39)		(0.37)
Net realized and unrealized gain (loss) on investments	3.54		2.95	2.19		(10.66)	5.07		2.19

Total from investment operations	3.45		2.81	2.04		(11.00)	4.68		1.82

Less dividends and distributions:
From net investment income	—		(0.02)	—		—	—		—
From net realized gain on investments	—		—	—		(2.24)	—		—

Total dividends and distributions	—		(0.02)	—		(2.24)	—		—

Net asset value at end of period	$23.10		$19.65	$16.86		$14.82	$28.06		$23.38

Total investment return (b)	17.56	% (c)	16.67%	13.77	% (d)	(42.42%)	20.02%		8.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.82	%)††	(0.79%)	(1.03%)		(1.55%)	(1.55%)		(1.64%)
Net expenses	2.33	% ††	2.44%	2.42%		2.34%	2.30%		2.25%
Expenses (before waiver/reimbursement)	2.33	% ††	2.44%	2.71%		2.35%	2.28	% (e)	2.29%
Portfolio turnover rate	16%		41%	135%		56%	37%		46%
Net assets at end of period (in 000’s)	$4,445		$3,959	$3,514		$4,004	$7,396		$4,820

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.

18 MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009		2008	2007	2006
Net asset value at beginning of period	$22.24		$18.87	$16.33		$30.28	$24.90	$22.66

Net investment income (loss) (a)	0.07		0.13	0.07		(0.03)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	4.00		3.34	2.47		(11.68)	5.43	2.32

Total from investment operations	4.07		3.47	2.54		(11.71)	5.38	2.24

Less dividends and distributions:
From net investment income	(0.11)		(0.10)	—		—	—	—
From net realized gain on investments	—		—	—		(2.24)	—	—

Total dividends and distributions	(0.11)		(0.10)	—		(2.24)	—	—

Net asset value at end of period	$26.20		$22.24	$18.87		$16.33	$30.28	$24.90

Total investment return (b)	18.35	%(c)	18.42%	15.55	%(d)	(41.60%)	21.61%	9.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59	%††	0.62%	0.42%		(0.14%)	(0.18%)	(0.31%)
Net expenses	0.91	%††	0.94%	0.95%		0.93%	0.93%	0.93%
Expenses (before reimbursement/waiver)	0.91	%††	0.94%	1.09%		0.97%	0.95%	0.97%
Portfolio turnover rate	16%		41%	135%		56%	37%	46%
Net assets at end of period (in 000’s)	$669,281		$510,263	$195,303		$157,222	$297,744	$263,102

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Epoch U.S. All Cap Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares, Class B shares and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

20    MainStay Epoch U.S. All Cap Fund

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

mainstayinvestments.com    21

Notes to Financial Statements (unaudited) (continued)

expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(I) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million, 0.825% from $500 million to $1 billion and 0.80% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.85% for the six-month period ended April 30, 2011.

The Manager had contractually agreed to waive a portion of the management fee or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses of a class did not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; Class C, 2.60% and Class I, 1.00%. This agreement expired on February 28, 2011. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $2,668,020.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in

22    MainStay Epoch U.S. All Cap Fund

conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,280 and $3,049, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $45, $5,164 and $118, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$16,563

Class A	496

Class B	14,577

Class C	9,022

Class I	26,481

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,419	0.0	%‡

Class B	1,326	0.0	‡

Class C	1,327	0.0	‡

Class I	159,460,926	23.8

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $8,627. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $4,614,438 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$4,614

The tax character of distributions paid during the year ended October 31, 2010, shown in the Statements of Changes in Net Assets, were as follows:

2010

Distributions paid from:
Ordinary Income	$1,282,447

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

mainstayinvestments.com    23

Notes to Financial Statements (unaudited) (continued)

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $153,184 and $98,086, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	52,602	$1,211,022
Shares redeemed	(42,284)	(960,028)

Net increase (decrease) in shares outstanding before conversion	10,318	250,994
Shares converted into Investor Class (See Note 1)	8,356	191,259
Shares converted from Investor Class (See Note 1)	(18,579)	(417,918)

Net increase (decrease)	95	$24,335

Year ended October 31, 2010:
Shares sold	54,475	$1,063,958
Shares issued to shareholders in reinvestment of dividends	351	6,740
Shares redeemed	(58,790)	(1,124,327)

Net increase (decrease) in shares outstanding before conversion	(3,964)	(53,629)
Shares converted into Investor Class (See Note 1)	15,772	301,797
Shares converted from Investor Class (See Note 1)	(24,325)	(471,104)

Net increase (decrease)	(12,517)	$(222,936)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	117,075	$2,667,571
Shares issued to shareholders in reinvestment of dividends	960	21,054
Shares redeemed	(58,472)	(1,326,272)

Net increase (decrease) in shares outstanding before conversion	59,563	1,362,353
Shares converted into Class A (See Note 1)	22,725	514,282
Shares converted from Class A (See Note 1)	(2,023)	(47,615)

Net increase (decrease)	80,265	$1,829,020

Year ended October 31, 2010:
Shares sold	170,827	$3,314,377
Shares issued to shareholders in reinvestment of dividends	1,939	37,075
Shares redeemed	(527,210)	(10,464,446)

Net increase (decrease) in shares outstanding before conversion	(354,444)	(7,112,994)
Shares converted into Class A (See Note 1)	37,353	726,746
Shares converted from Class A (See Note 1)	(1,373)	(27,300)
Shares converted from Class A (a)	(4,282)	(81,534)

Net increase (decrease)	(322,746)	$(6,495,082)

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	32,830	$706,638
Shares redeemed	(24,645)	(526,887)

Net increase (decrease) in shares outstanding before conversion	8,185	179,751
Shares converted from Class B (See Note 1)	(11,265)	(240,008)

Net increase (decrease)	(3,080)	$(60,257)

Year ended October 31, 2010:
Shares sold	41,262	$764,994
Shares issued to shareholders in reinvestment of dividends	369	6,742
Shares redeemed	(67,468)	(1,233,145)

Net increase (decrease) in shares outstanding before conversion	(25,837)	(461,409)
Shares converted from Class B (See Note 1)	(29,101)	(530,139)

Net increase (decrease)	(54,938)	$(991,548)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	11,001	$235,411
Shares redeemed	(20,034)	(426,874)

Net increase (decrease)	(9,033)	$(191,463)

Year ended October 31, 2010:
Shares sold	16,979	$317,126
Shares issued to shareholders in reinvestment of dividends	189	3,463
Shares redeemed	(24,079)	(437,381)

Net increase (decrease)	(6,911)	$(116,792)

24    MainStay Epoch U.S. All Cap Fund

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	4,693,853	$111,321,343
Shares issued to shareholders in reinvestment of dividends	113,716	2,643,904
Shares redeemed	(2,209,917)	(53,845,693)

Net increase (decrease)	2,597,652	$60,119,554

Year ended October 31, 2010:
Shares sold	15,392,314	$316,450,933
Shares issued to shareholders in reinvestment of dividends	59,023	1,193,363
Shares redeemed	(2,861,310)	(58,256,641)

Net increase (decrease) in shares outstanding before conversion	12,590,027	259,387,655
Shares converted into Class I (a)	4,038	81,534

Net increase (decrease)	12,594,065	$259,469,189

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Epoch U.S. All Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and Epoch as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and Epoch in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch as subadvisor to the Fund, and responses from New York Life Investments and Epoch to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates and by Epoch as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing Epoch’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same

26    MainStay Epoch U.S. All Cap Fund

class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments, its affiliates and Epoch due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board considered representations from Epoch and New York Life Investments that the subadvisory fee paid by New York Life Investments to Epoch for services provided to the Fund was the result of arm’s-length negotiations. Because Epoch is not affiliated with New York Life Investments, and Epoch’s fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from

mainstayinvestments.com    27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund supported the Board’s determination to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to Epoch are paid by New York Life Investments, not the Fund. The Board also noted that New York Life Investments had not proposed to renew the Fund’s expense limitation agreement.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account;

28    MainStay Epoch U.S. All Cap Fund

(ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares and $500 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board approved New York Life Investments’ recommendation to not renew the Fund’s expense limitation agreement, and concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com    29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30    MainStay Epoch U.S. All Cap Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23165 MS136-11	MSEUAC10-06/11
A1

MainStay Epoch U.S. Equity Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	13

Notes to Financial Statements	20

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	25

Proxy Voting Policies and Procedures and Proxy Voting Record	29

Shareholder Reports and Quarterly Portfolio Disclosure	29

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

					Since
					Inception	Gross
					of Class	Expense
Class	Sales Charge		Six Months	One Year	(11/16/09)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	9.83%	9.91%	21.67%	1.43%
		Excluding sales charges	16.22	16.31	24.56	1.43

					Since
					Inception	Gross
					of Class	Expense
Class	Sales Charge		Six Months	One Year	(2/3/09)	Ratio[2]

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	9.86%	10.11%	22.19%	1.37%
		Excluding sales charges	16.26	16.51	25.32	1.37

					Since
					Inception	Gross
					of Class	Expense
Class	Sales Charge		Six Months	One Year	(11/16/09)	Ratio[2]

Class C Shares[3]	Maximum 1% CDSC	With sales charges	14.75%	14.49%	23.71%	2.18%
	if Redeemed Within One Year of Purchase	Excluding sales charges	15.75	15.49	23.71	2.18

Since
				Inception	Gross
				of Class	Expense
Class	Sales Charge	Six Months	One Year	(12/3/08)	Ratio[2]

Class I Shares[4]	No Sales Charge	16.39%	16.82%	24.99%	1.12%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, includes the historical performance of Class I shares through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C Shares might have been lower.
4.	Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares since December 3, 2008 and the Class P shares since February 3, 2009, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund), which was subject

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

			Since
		One	Inception
Benchmark Performance	Six Months	Year	of the Fund

Russell 1000® Index[5]	17.12%	18.02%	24.87%

Russell 3000® Index[6]	17.65	18.35	25.47

Average Lipper Multi-Cap Core Fund[7]	16.89	18.00	28.70

to a different fee structure and for which Epoch Investment Partners, Inc. served as investment advisor for periods prior to November 16, 2009.

5.	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Fund has selected the Russell 1000® Index as its broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Epoch U.S. Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,162.20	$6.86	$1,018.40	$6.41

Class A Shares	$1,000.00	$1,162.60	$6.65	$1,018.60	$6.21

Class C Shares	$1,000.00	$1,157.50	$10.86	$1,014.70	$10.14

Class I Shares	$1,000.00	$1,163.90	$5.31	$1,019.90	$4.96

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.28% for Investor Class, 1.24% for Class A, 2.03% for Class C and 0.99% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of April 30, 2011 (Unaudited)

Health Care Providers & Services	8.5%
Oil, Gas & Consumable Fuels	8.4
Software	7.3
Capital Markets	6.7
Insurance	5.2
Chemicals	4.9
Machinery	4.4
Aerospace & Defense	3.9
Media	3.8
Semiconductors & Semiconductor Equipment	3.8
IT Services	3.6
Specialty Retail	3.6
Energy Equipment & Services	3.4
Computers & Peripherals	3.3
Multi-Utilities	3.2
Life Sciences Tools & Services	2.4
Commercial Services & Supplies	2.2
Real Estate Investment Trusts	2.2
Diversified Financial Services	1.9
Pharmaceuticals	1.9
Electronic Equipment & Instruments	1.8
Commercial Banks	1.4
Consumer Finance	1.4
Multiline Retail	1.4
Internet Software & Services	1.3
Hotels, Restaurants & Leisure	1.2
Distributors	1.1
Diversified Telecommunication Services	1.0
Household Products	1.0
Paper & Forest Products	1.0
Short-Term Investment	2.6
Other Assets, Less Liabilities	0.2

100.0%

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	ExxonMobil Corp.
2.	Oracle Corp.
3.	Microsoft Corp.
4.	Comcast Corp. Class A
5.	Praxair, Inc.
6.	DaVita, Inc.
7.	Franklin Resources, Inc.
8.	Boeing Co. (The)
9.	Thermo Fisher Scientific, Inc.
10.	Ameriprise Financial, Inc.

8    MainStay Epoch U.S. Equity Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Fund perform relative to its peers and its benchmark for the six months ended April 30, 2011?

Excluding all sales charges, MainStay Epoch U.S. Equity Fund returned 16.22% for Investor Class shares, 16.26% for Class A shares and 15.75% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 16.39%. All share classes underperformed the 16.89% return of the average Lipper1 multi-cap core fund and the 17.12% return of the Russell 1000® Index2 for the six months ended April 30, 2011. The Russell 1000® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The market overcame political unrest in the Middle East, concerns about European debt refinancings and natural disasters in Japan to produce strong returns for the six-month reporting period. The very low interest rate environment encouraged and supported speculation. In the equity market, this translated into stronger performance among securities with higher risk. Lower-quality stocks performed much better than stocks of large, well-capitalized firms. Equity markets rose in response to the supportive monetary policy environment expressed through the Federal Reserve’s second round of quantitative easing. (Quantitative easing is the direct purchase of securities by the Federal Reserve.) Improving employment data in the United States, better-than-expected corporate earnings reports and a modest pickup in merger and acquisition activity also helped the market.

During the reporting period, the Fund produced strong absolute returns but underperformed the Russell 1000® Index. Security selection was strong during the reporting period. However, sector allocation had a modestly negative effect on the Fund’s relative performance.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative perfor-mance and which sectors were particularly weak?

During the reporting period, the sector that made the strongest contribution to the Fund’s relative performance was health care, where performance was driven by strong stock selection. (Contributions take weightings and total returns into account.) The second-strongest sector contribution came from consumer staples, where a substantially underweight position relative to the Russell 1000® Index was beneficial. The third-strongest contribution came from financials, where the Fund benefited from strong stock selection.

During the reporting period, the Fund’s cash position made the weakest contribution to the Fund’s relative performance. Despite averaging only 3.4% during the reporting period, the cash position was a drag on relative performance in light of the 17.12% return of the Russell 1000® Index. Industrials and materials were both weak contributors. A lack of exposure to companies whose performance is correlated with commodity prices in both of these sectors detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

On an absolute basis, integrated energy company ExxonMobil, international oil & gas exploration & production company Occidental Petroleum and oil and gas equipment manufacturer and services company National Oilwell Varco were the strongest contributors to performance.

ExxonMobil is the largest integrated energy company with the lowest exploration and development costs. The company generates significant free cash flow, which it has been returning to shareholders through increased dividends and a significant share-repurchase program. ExxonMobil’s acquisition of oil and natural gas company XTO Energy, which was initially met with skepticism, has gone well. The pace of share repurchases will soon reduce the share count to levels preceding the merger. Additionally, ExxonMobil has benefited from the increasing price of oil.

Occidental Petroleum also benefited from higher oil prices. We believe that Occidental Petroleum is a well-managed and returns-focused company with superior growth prospects. National Oilwell Varco benefited from a growing order backlog and renewed spending within its industry, which made the stock a strong performer toward the end of the reporting period.

During the reporting period, the weakest contributors to the Fund’s performance included semiconductor manufacturer MEMC Electronic Materials, technology leader Microsoft and bank holding company Hudson City Bancorp.

MEMC Electronic Materials develops, manufactures and sells silicon wafers for the semiconductor industry worldwide. The company’s wafers are used as the starting material for the manufacture of various types of semiconductor devices. With a large exposure to the solar energy sector, the company was negatively affected by concerns that spending and tax breaks for solar installations will be cut. We continue to believe that the company is well run and has differentiated products, and the Fund continues to hold the position.

 1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000® Index.

mainstayinvestments.com    9

While frustrated with Microsoft’s stock price, we continue to believe that the company is executing well on its business plan. The market has largely ignored the double-digit revenue growth Microsoft is experiencing in many of its divisions, and we are encouraged by the success the company is having across various segments, including cloud computing3, server business, operating systems, gaming and online search. We feel that the company is taking the right steps to build shareholder value, and the Fund continues to hold the stock.

We felt that Hudson City Bancorp’s need for a balance sheet restructuring would lead to a dividend cut and ultimately to lowered earnings power. As a result, we chose to exit the Fund’s position when the company announced the restructuring.

Did the Fund make any significant purchases or sales during the reporting period?

Among the stocks that the Fund purchased during the reporting period were financial services company PNC Financial Services, value-oriented, family-focused department store company Kohl’s, entertainment company Time Warner and manufacturing technology solutions company Applied Materials.

While the Fund has been focused on nonbank financials, we are starting to see an improvement in U.S. credit metrics and have begun to very selectively increase exposure to the credit markets. PNC Financial Services is a well-run, well-capitalized bank that we believe is poised to generate substantial excess capital over the next two years. With a diverse business model, the company offers exposure to an uptick in commercial and industrial lending.

Kohl’s has a strong balance sheet, generates growing free cash flow and cash flow growth in the low teens. In our opinion, the company is a good steward of capital, having initiated a divi-dend for the first time this year. We felt that the stock was selling at an attractive valuation.

We added Time Warner, a leading global media and entertainment company that owns valuable businesses such as Warner Bros. Studios, HBO, CNN and People Magazine. Time Warner has a good mix of businesses with high recurring revenue and low capital intensity. The relatively new management team has increased the company’s focus on return on invested capital, which in turn has improved the company’s operating and financial performance. Management is committed to returning capital to shareholders, as evidenced by last year’s buyback program and the recent announcement of an additional $5 billion share-repurchase authorization along with an 11% increase in the company’s quarterly dividend.

The semiconductor industry underspent during the downturn, and in light of production utilization rates, we anticipate an uptick in investment, which we believe will benefit Applied Materials. The company serves the semiconductor, flat panel display, solar and related industries worldwide and has been gaining market share in several key areas. Applied Materials has an excellent history of shareholder yield, buying back more than 17% of its outstanding shares during the past five years.

Among the stocks that the Fund sold during the reporting period were oil services company Weatherford, Bermuda-based reinsurance and insurance underwriter Everest Re Group Ltd. and concentrated potash and phosphate nutrients producer Mosaic.

We sold the Fund’s position in Weatherford during the reporting period because the company had reached our price objective and we felt the stock had begun to fully discount the expected improvement in the international demand for oilfield services. We chose to exit the Fund’s position in Everest Re Group based on valuation and our belief that better risk-return opportunities could be found elsewhere. We chose to sell the Fund’s position in Mosaic after the stock reached our valuation target.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s consumer discretionary exposure increased with two new purchases. These transactions moved the Fund from an underweight position relative to the Russell 1000® Index to a market-weight exposure. The Fund’s health care exposure increased because of strong returns from sector holdings, moving the Fund from a market-weight exposure to a slightly overweight position relative to the benchmark.

The Fund’s information technology and utilities weightings decreased with the sale of two holdings. These transactions slightly reduced the Fund’s overweight position in information technology and reduced the Fund’s utilities exposure from an overweight position relative to the benchmark to a slightly underweight position.

How was the Fund positioned at the end of April 2011?

As of April 30, 2011, the Fund’s most substantially overweight sector positions relative to the Russell 1000® Index were in financials and information technology. As of the same date, consumer staples continued to be the Fund’s most substantially underweight sector relative to the Russell 1000® Index.

 3. Cloud computing is a convenient, controlled and secure service that provides on-demand access to a wide range of shared applications, collaborative capabilities and networking services from anywhere in the world.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch U.S. Equity Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 97.2%†

Aerospace & Defense 3.9%
X Boeing Co. (The)	77,550	$6,186,939
Rockwell Collins, Inc.	50,700	3,199,170

		9,386,109

Capital Markets 6.7%
X Ameriprise Financial, Inc.	90,700	5,628,842
X Franklin Resources, Inc.	48,550	6,268,776
TD Ameritrade Holding Corp.	183,950	3,962,283

		15,859,901

Chemicals 4.9%
E.I. du Pont de Nemours & Co.	87,700	4,980,483
X Praxair, Inc.	62,200	6,619,324

		11,599,807

Commercial Banks 1.4%
PNC Financial Services Group, Inc.	54,900	3,422,466

Commercial Services & Supplies 2.2%
Waste Management, Inc.	130,000	5,129,800

Computers & Peripherals 3.3%
Apple, Inc. (a)	12,630	4,398,145
Dell, Inc. (a)	216,600	3,359,466

		7,757,611

Consumer Finance 1.4%
American Express Co.	67,450	3,310,446

Distributors 1.1%
Genuine Parts Co.	48,550	2,607,135

Diversified Financial Services 1.9%
NYSE Euronext	116,100	4,649,805

Diversified Telecommunication Services 1.0%
CenturyLink, Inc.	56,460	2,302,439

Electronic Equipment & Instruments 1.8%
Corning, Inc.	206,002	4,313,682

Energy Equipment & Services 3.4%
Cameron International Corp. (a)	66,020	3,480,574
National-Oilwell Varco, Inc.	60,800	4,662,752

		8,143,326

Health Care Providers & Services 8.5%
Aetna, Inc.	109,490	4,530,696
X DaVita, Inc. (a)	74,750	6,584,728
Laboratory Corp. of America Holdings(a)	50,700	4,891,029
UnitedHealth Group, Inc.	85,100	4,189,473

		20,195,926

Hotels, Restaurants & Leisure 1.2%
International Game Technology	163,600	2,894,084

Household Products 1.0%
Colgate-Palmolive Co.	28,150	2,374,452

Insurance 5.2%
MetLife, Inc.	109,942	5,144,186
Prudential Financial, Inc.	77,153	4,893,043
Travelers Cos., Inc. (The)	36,325	2,298,646

		12,335,875

Internet Software & Services 1.3%
Yahoo!, Inc. (a)	173,200	3,074,300

IT Services 3.6%
Fidelity National Information Services, Inc.	108,669	3,596,944
Visa, Inc. Class A	62,700	4,898,124

		8,495,068

Life Sciences Tools & Services 2.4%
X Thermo Fisher Scientific, Inc. (a)	93,900	5,633,061

Machinery 4.4%
Danaher Corp.	98,700	5,452,188
Ingersoll-Rand PLC	98,200	4,959,100

		10,411,288

Media 3.8%
X Comcast Corp. Class A	275,645	6,767,085
Time Warner, Inc.	63,407	2,400,589

		9,167,674

Multi-Utilities 3.2%
NSTAR	65,700	3,041,910
Wisconsin Energy Corp.	146,800	4,581,628

		7,623,538

Multiline Retail 1.4%
Kohl’s Corp.	62,700	3,304,917

Oil, Gas & Consumable Fuels 8.4%
ConocoPhillips	34,100	2,691,513
Devon Energy Corp.	43,300	3,940,300

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Oil, Gas & Consumable Fuels (continued)

X ExxonMobil Corp.	90,750	$7,986,000
Occidental Petroleum Corp.	47,115	5,384,773

		20,002,586

Paper & Forest Products 1.0%
International Paper Co.	79,450	2,453,416

Pharmaceuticals 1.9%
Abbott Laboratories	86,100	4,480,644

Real Estate Investment Trusts 2.2%
Ventas, Inc.	92,300	5,162,339

Semiconductors & Semiconductor Equipment 3.8%
Applied Materials, Inc.	143,950	2,258,575
MEMC Electronic Materials, Inc. (a)	114,950	1,359,859
Texas Instruments, Inc.	150,800	5,357,924

		8,976,358

Software 7.3%
Electronic Arts, Inc. (a)	135,450	2,733,381
X Microsoft Corp.	282,050	7,338,941
X Oracle Corp.	205,200	7,397,460

		17,469,782

Specialty Retail 3.6%
Staples, Inc.	168,600	3,564,204
TJX Cos., Inc.	92,064	4,936,472

		8,500,676

Total Common Stocks (Cost $178,367,577)		231,038,511

	Principal
	Amount
Short-Term Investment 2.6%

Repurchase Agreement 2.6%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $6,094,724 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $6,220,000 and a Market Value of $6,219,966)	$6,094,719	$6,094,719

Total Short-Term Investment (Cost $6,094,719)		6,094,719

Total Investments (Cost $184,462,296) (b)	99.8%	237,133,230
Other Assets, Less Liabilities	0.2	514,399

Net Assets	100.0%	$237,647,629

(a)	Non-income producing security.
(b)	At April 30, 2011, cost is $184,923,727 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$52,817,794
Gross unrealized depreciation	(608,291)

Net unrealized appreciation	$52,209,503

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$231,038,511	$—	$—	$231,038,511
Short-Term Investment
Repurchase Agreement	—	6,094,719	—	6,094,719

Total Investments in Securities	$231,038,511	$6,094,719	$—	$237,133,230

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12 MainStay Epoch U.S. Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $184,462,296)	$237,133,230
Receivables:
Fund shares sold	707,822
Dividends and interest	156,604
Other assets	37,413

Total assets	238,035,069

Liabilities
Payables:
Fund shares redeemed	165,747
Manager (See Note 3)	150,978
Professional fees	33,179
Transfer agent (See Note 3)	25,401
Shareholder communication	8,413
Trustees	946
NYLIFE Distributors (See Note 3)	416
Accrued expenses	2,360

Total liabilities	387,440

Net assets	$237,647,629

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,722
Additional paid-in capital	173,719,480

173,736,202
Undistributed net investment income	90,991
Accumulated net realized gain (loss) on investments	11,149,502
Net unrealized appreciation (depreciation) on investments	52,670,934

Net assets	$237,647,629

Investor Class
Net assets applicable to outstanding shares	$246,248

Shares of beneficial interest outstanding	17,421

Net asset value per share outstanding	$14.14
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share outstanding	$14.96

Class A
Net assets applicable to outstanding shares	$1,625,103

Shares of beneficial interest outstanding	114,811

Net asset value per share outstanding	$14.15
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share outstanding	$14.97

Class C
Net assets applicable to outstanding shares	$68,960

Shares of beneficial interest outstanding	4,912

Net asset value and offering price per share outstanding	$14.04

Class I
Net assets applicable to outstanding shares	$235,707,318

Shares of beneficial interest outstanding	16,585,001

Net asset value and offering price per share outstanding	$14.21

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends	$1,871,654
Interest	554

Total income	1,872,208

Expenses
Manager (See Note 3)	907,452
Transfer agent (See Note 3)	95,051
Registration	42,017
Professional fees	33,129
Shareholder communication	15,562
Custodian	8,911
Trustees	3,534
Distribution/Service—Investor Class (See Note 3)	174
Distribution/Service—Class A (See Note 3)	1,489
Distribution/Service—Class C (See Note 3)	224
Miscellaneous	12,659

Total expenses	1,120,202

Net investment income (loss)	752,006

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	11,621,579
Net change in unrealized appreciation (depreciation) on investments	23,404,380

Net realized and unrealized gain (loss) on investments	35,025,959

Net increase (decrease) in net assets resulting from operations	$35,777,965

14 MainStay Epoch U.S. Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited), the period January 1, 2010 through October 31, 2010 (a) and the year ended December 31, 2009

	2011	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$752,006	$623,267	$1,437,455
Net realized gain (loss) on investments	11,621,579	19,033,812	13,607,151
Net change in unrealized appreciation (depreciation) on investments	23,404,380	(3,429,280)	25,404,187

Net increase (decrease) in net assets resulting from operations	35,777,965	16,227,799	40,448,793

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(812)	—	(66)
Class A	(3,699)	—	(310)
Class C	—	—	(42)
Class I	(1,279,771)	—	(1,464,922)

	(1,284,282)	—	(1,465,340)

From net realized gain on investments:
Investor Class	(9,674)	—	—
Class A	(94,019)	—	(2,232)
Class C	(3,339)	—	—
Class I	(22,599,949)	—	(10,499,362)

	(22,706,981)	—	(10,501,594)

Total dividends and distributions to shareholders	(23,991,263)	—	(11,966,934)

Capital share transactions:
Net proceeds from sale of shares	92,352,899	148,726,720	91,138,718
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,161,160	—	374,971
Cost of shares redeemed	(100,440,611)	(89,578,723)	(63,361,768)

Increase (decrease) in net assets derived from capital share transactions	(4,926,552)	59,147,997	28,151,921

Net increase (decrease) in net assets	6,860,150	75,375,796	56,633,780

Net Assets
Beginning of period	230,787,479	155,411,683	98,777,903

End of period	$237,647,629	$230,787,479	$155,411,683

Undistributed net investment income at end of period	$90,991	$623,267	$—

(a)	The Fund changed its fiscal year end from December 31 to October 31.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Financial Highlights selected per share data and ratios

	Investor Class
			January 1,		November 16,
			2010		2009**
	Six months		through		through
	ended April 30,		October 31,		December 31,
	2011*		2010***		2009
Net asset value at beginning of period	$13.51		$12.67		$12.38

Net investment income (loss) (a)	0.02		0.03		0.02
Net realized and unrealized gain (loss) on investments	2.01		0.81		0.30

Total from investment operations	2.03		0.84		0.32

Less dividends and distributions:
From net investment income	(0.05)		—		(0.03)
From net realized gain on investments	(1.35)		—		—

Total dividends and distributions	(1.40)		—		(0.03)

Net asset value at end of period	$14.14		$13.51		$12.67

Total investment return (b)	16.22	%(c)	6.63	%(c)	2.60	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26	%††	0.25	%††	1.11	%††
Net expenses	1.28	%††	1.40	%††	1.19	%††
Expenses (before waiver/reimbursement)	1.28	%††	1.43	%††	1.19	%††
Portfolio turnover rate	34%		54%		54%
Net assets at end of period (in 000’s)	$246		$74		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

16 MainStay Epoch U.S. Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
			January 1,		February 3,
			2010		2009**
	Six months		through		through
	ended April 30,		October 31,		December 31,
	2011*		2010***		2009
Net asset value at beginning of period	$13.52		$12.67		$10.24

Net investment income (loss) (a)	0.02		0.02		0.08
Net realized and unrealized gain (loss) on investments	2.01		0.83		3.33

Total from investment operations	2.03		0.85		3.41

Less dividends and distributions:
From net investment income	(0.05)		—		(0.10)
From net realized gain on investments	(1.35)		—		(0.88)

Total dividends and distributions	(1.40)		—		(0.98)

Net asset value at end of period	$14.15		$13.52		$12.67

Total investment return (b)	16.26	%(c)	6.71	% (c)	33.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35	%††	0.19	%††	0.76	%††
Net expenses	1.24	%††	1.34	%††	1.35	%††
Expenses (before waiver/reimbursement)	1.24	%††	1.37	%††	1.44	%††
Portfolio turnover rate	34%		54%		54%
Net assets at end of period (in 000’s)	$1,625		$850		$127

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class C
			January 1,
			2010
	Six months		through		November 16, 2009** through
	ended April 30,		October 31,		December 31,
	2011*		2010***		2009
Net asset value at beginning of period	$13.42		$12.67		$12.38

Net investment income (loss) (a)	(0.03)		(0.07)		0.01
Net realized and unrealized gain (loss) on investments	2.00		0.82		0.30

Total from investment operations	1.97		0.75		0.31

Less dividends and distributions:
From net investment income	—		—		(0.02)
From net realized gain on investments	(1.35)		—		—

Total dividends and distributions	(1.35)		—		(0.02)

Net asset value at end of period	$14.04		$13.42		$12.67

Total investment return (b)	15.75	%(c)	5.92	%(c)(d)	2.51	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.43	%)††	(0.63	%)††	0.37	%††
Net expenses	2.03	% ††	2.15	% ††	1.94	%††
Expenses (before waiver/reimbursement)	2.03	% ††	2.18	% ††	1.94	%††
Portfolio turnover rate	34%		54%		54%
Net assets at end of period (in 000’s)	$69		$33		$26

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

18 MainStay Epoch U.S. Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
			January 1,			December 3,
			2010			2008**
	Six months		through		Year ended	through
	ended April 30,		October 31,		December 31,	December 31,
	2011*		2010***		2009	2008
Net asset value at beginning of period	$13.58		$12.70		$10.85	$10.00

Net investment income (loss)	0.04	(a)	0.04	(a)	0.11 (a)	0.01
Net realized and unrealized gain (loss) on investments	2.02		0.84		2.74	0.85

Total from investment operations	2.06		0.88		2.85	0.86

Less dividends and distributions:
From net investment income	(0.08)		—		(0.12)	(0.01)
From net realized gain on investments	(1.35)		—		(0.88)	—

Total dividends and distributions	(1.43)		—		(1.00)	(0.01)

Net asset value at end of period	$14.21		$13.58		$12.70	$10.85

Total investment return (b)	16.39	%(c)	6.93	%(c)	26.53%	8.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67	%††	0.40	%††	0.98%	1.28	%††
Net expenses	0.99	%††	1.09	%††	1.09%	1.09	%††
Expenses (before reimbursement/waiver)	0.99	%††	1.12	%††	1.19%	1.16	%††
Portfolio turnover rate	34%		54%		54%	1%
Net assets at end of period (in 000’s)	$235,707		$229,830		$155,231	$98,778

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch U.S. Equity Fund (the “Fund”), a diversified Fund. The Fund is the successor to the Epoch U.S. Large Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor.

The Fund currently offers four classes of shares: Investor Class, Class A, Class C and Class I shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations), on February 3, 2009 and December 3, 2008, respectively. Effective January 4, 2010, the Fund changed its fiscal year end from December 31 to October 31. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to the commencement of operations of the Fund refer to the Predecessor Fund.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values

20    MainStay Epoch U.S. Equity Fund

may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

mainstayinvestments.com    21

Notes to Financial Statements (unaudited) (continued)

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(I) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the Fund’s average daily net assets. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80% for the six-month period ended April 30, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.34% and Class I, 1.09%. New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This expense limitation agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $907,452.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution and service plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for

22    MainStay Epoch U.S. Equity Fund

distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $559 and $1,178, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$89

Class A	499

Class C	29

Class I	94,434

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$31,792	12.9%

Class C	31,477	45.6

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $3,014. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

The tax character of distributions paid during ten-month ended October 31, 2010 and the fiscal year ended December 31, 2009, shown in the Statements of Changes in Net Assets, was as follows:

	2010	2009

Distributions paid from:
Ordinary Income	$—	$11,966,934

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities in (000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $75,147 and $98,389, respectively.

mainstayinvestments.com    23

Notes to Financial Statements (unaudited) (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	11,425	$154,406
Shares issued to shareholders in reinvestment of dividends and distributions	829	10,486
Shares redeemed	(643)	(8,538)

Net increase (decrease) in shares outstanding before conversion	11,611	156,354
Shares converted into Investor Class (See Note 1)	1,087	14,696
Shares converted from Investor Class (See Note 1)	(756)	(9,811)

Net increase (decrease)	11,942	$161,239

Ten-month period ended October 31, 2010:
Shares sold	13,843	$184,509
Shares redeemed	(542)	(7,151)

Net increase (decrease) in shares outstanding before conversion	13,301	177,358
Shares converted from Investor Class (See Note 1)	(10,045)	(123,949)

Net increase (decrease)	3,256	$53,409

Period ended December 31, 2009 (a):
Shares sold	2,218	$27,541
Shares issued to shareholders in reinvestment of dividends and distributions	5	66

Net increase (decrease)	2,223	$27,607

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	63,764	$850,229
Shares issued to shareholders in reinvestment of dividends and distributions	7,418	93,909
Shares redeemed	(18,890)	(249,347)

Net increase (decrease) in shares outstanding before conversion	52,292	694,791
Shares converted into Class A (See Note 1)	755	9,811
Shares converted from Class A (See Note 1)	(1,085)	(14,696)

Net increase (decrease)	51,962	$689,906

Ten-month period ended October 31, 2010:
Shares sold	60,381	$780,351
Shares redeemed	(17,575)	(215,229)

Net increase (decrease) in shares outstanding before conversion	42,806	565,122
Shares converted into Class A (See Note 1)	10,044	123,949

Net increase (decrease)	52,850	$689,071

Period ended December 31, 2009 (b):
Shares sold	9,794	$122,216
Shares issued to shareholders in reinvestment of dividends and distributions	205	127

Net increase (decrease)	9,999	$122,343

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	2,173	$29,130
Shares issued to shareholders in reinvestment of distributions	265	3,338

Net increase (decrease)	2,438	$32,468

Ten-month period ended October 31, 2010:
Shares sold	451	$5,796

Net increase (decrease)	451	$5,796

Period ended October 31, 2009 (a):
Shares sold	2,020	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	3	42

Net increase (decrease)	2,023	$25,042

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	6,846,507	$91,319,134
Shares issued to shareholders in reinvestment of dividends and distributions	240,427	3,053,427
Shares redeemed	(7,426,586)	(100,182,726)

Net increase (decrease)	(339,652)	$(5,810,165)

Ten-month period ended October 31, 2010:
Shares sold	11,488,021	$147,756,064
Shares redeemed	(6,788,013)	(89,356,343)

Net increase (decrease)	4,700,008	$58,399,721

Year ended December 31, 2009:
Shares sold	8,316,820	$90,963,961
Shares issued to shareholders in reinvestment of dividends and distributions	30,085	374,736
Shares redeemed	(5,228,135)	(63,361,768)

Net increase (decrease)	3,118,770	$27,976,929

(a) Investor Class shares and Class C shares were first offered on November 16, 2009.
(b) Class A shares were first offered on February 3, 2009.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24    MainStay Epoch U.S. Equity Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Epoch U.S. Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and Epoch as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and Epoch in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch as subadvisor to the Fund, and responses from New York Life Investments and Epoch to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates and by Epoch as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing Epoch’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same

mainstayinvestments.com    25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement(Unaudited) (continued)

class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments, its affiliates and Epoch due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board considered representations from Epoch and New York Life Investments that the subadvisory fee paid by New York Life Investments to Epoch for services provided to the Fund was the result of arm’s-length negotiations. Because Epoch is not affiliated with New York Life Investments, and Epoch’s fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions

26    MainStay Epoch U.S. Equity Fund

paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund supported the Board’s determination to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New

mainstayinvestments.com    27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement(Unaudited) (continued)

York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares and $500 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

28    MainStay Epoch U.S. Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    29

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23166 MS136-11	MSEUE10-06/11
F1

MainStay Floating Rate Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	21

Notes to Financial Statements	27

Board Consideration and Approval of Management Agreement	34

Proxy Voting Policies and Procedures and Proxy Voting Record	37

Shareholder Reports and Quarterly Portfolio Disclosure	37

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

						Since	Gross
						Inception	Expense
Class	Sales Charge		Six Months	One Year	Five Year	(5/3/04)	Ratio[2]

Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	–0.05%	2.54%	3.25%	3.51%	1.10%
		Excluding sales charges	3.04	5.71	3.88	3.96	1.10

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	–0.01	2.63	3.32	3.56	1.00
		Excluding sales charges	3.08	5.81	3.95	4.01	1.00

Class B Shares	Maximum 3% CDSC if Redeemed	With sales charges	–0.44	1.83	3.08	3.19	1.85
	Within the First Four Years of Purchase	Excluding sales charges	2.56	4.83	3.08	3.19	1.85

Class C Shares	Maximum 1% CDSC if Redeemed	With sales charges	1.56	3.94	3.08	3.18	1.85
	Within One Year of Purchase	Excluding sales charges	2.56	4.94	3.08	3.18	1.85

Class I Shares	No Sales Charge		3.09	6.06	4.21	4.29	0.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Since
Benchmark Performance	Months	Year	Years	Inception

Credit Suisse Leveraged Loan Index[4]	5.15%	7.47%	4.55%	4.92%

Average Lipper Loan Participation Fund[5]	4.23	6.78	3.57	4.04

4.	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The average Lipper loan participation fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,030.40	$5.39	$1,019.50	$5.36

Class A Shares	$1,000.00	$1,030.80	$4.93	$1,019.90	$4.91

Class B Shares	$1,000.00	$1,025.60	$9.14	$1,015.80	$9.10

Class C Shares	$1,000.00	$1,025.60	$9.04	$1,015.90	$9.00

Class I Shares	$1,000.00	$1,030.90	$3.63	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.07% for Investor Class, 0.98% for Class A, 1.82% for Class B, 1.80% for Class C and 0.72% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

Floating Rate Loans	78.4
Corporate Bonds	10.3
Short-Term Investments	8.5
Foreign Floating Rate Loans	3.6
Yankee Bonds	1.1
Common Stocks	0.1
Other Assets, Less Liabilities	(2.0)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2011 (excluding short-term investments)

1.	Aramark Corp., 2.119%–3.557%, due 1/27/14–7/26/16
2.	TransDigm, Inc., 4.00%–7.75%, due 2/14/17–12/15/18
3.	Community Health Systems, Inc., 2.561%–3.811%, due 7/25/14–1/25/17
4.	DaVita, Inc., 4.50%, due 10/20/16
5.	Intelsat Jackson Holdings, Ltd., 5.25%, due 4/2/18
6.	Nielsen Finance LLC, 2.231%–11.625%, due 8/9/13–5/2/16
7.	NRG Energy, Inc., 2.057%–3.557%, due 2/1/13–8/31/15
8.	Biomet, Inc., 3.281%, due 3/25/15
9.	Celanese U.S. Holdings LLC, 0.244%–3.303%, due 4/2/14–10/31/16
10.	Visant Holding Corp., 5.25%, due 12/31/16

8    MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio manager Robert H. Dial of New York Life Investments,1 the Fund’s Manager.

How did MainStay Floating Rate Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Floating Rate Fund returned 3.04% for Investor Class shares, 3.08% for Class A shares, 2.56% for Class B shares and 2.56% for Class C shares during the six months ended April 30, 2011. Over the same period, Class I shares returned 3.09%. All share classes underperformed the 4.23% return of the average Lipper2 loan participation fund and the 5.15% return of the Credit Suisse Leveraged Loan Index3 for the six months ended April 30, 2011. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance of its benchmark resulted from its cash position (needed to accommodate share repurchases), an overweight position relative to the benchmark in credits rated BB4 and a substantially underweight position in unrated credits and loans rated CCC5 and lower. Significant net inflows into the floating-rate loan asset class from December 2010 through mid-March 2011 helped the riskiest credits outperform their higher-rated counterparts.

What was the Fund’s duration6 strategy during the reporting period?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest rate contracts of the Fund’s loans, which are typically pegged to LIBOR,7 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-reset figure at April 30, 2011, was 41 days. Since actual reset dates may vary for different loans in the Fund, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Although the default environment for leveraged loans remained benign during the reporting period, the Fund maintained an underweight position relative to the Credit Suisse Leveraged Loan Index in unrated credits and loans rated CCC and below. Instead, we sought to invest in higher-rated credits that we believe will perform well in a variety of economic environments. However, during the reporting period, we increased the Fund’s exposure to fixed-rate bonds to 10.8% of net assets based on attractive relative-value opportunities available in the market. This bond exposure provided incremental yield and enhanced liquidity within the Fund.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund was overweight relative to the Credit Suisse Leveraged Loan Index in credits rated BB (61.66% in the Fund; 39.96% in the Index). As of the same date, the Fund was significantly underweight in unrated credits and loans rated CCC or lower (3.19% in the Fund; 21.45% in the Index).

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.
4. Debt rated BB by Standard & Poor’s is deemed by Standard & Poor’s to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor’s, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5. Debt rated CCC by Standard & Poor’s is deemed by Standard & Poor’s to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of Standard & Poor’s that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity-gauge than average maturity.
7. London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments April 30, 2011 (unaudited)

	Principal
	Amount	Value
Long-Term Bonds 93.4%† Corporate Bonds 10.3%

Aerospace & Defense 0.7%
Oshkosh Corp. 8.25%, due 3/1/17	$3,400,000	$3,752,750
Spirit Aerosystems, Inc. 7.50%, due 10/1/17	865,000	938,525
X TransDigm, Inc. 7.75%, due 12/15/18 (a)	5,000,000	5,387,500

		10,078,775

Automobile 0.1%
Dana Holding Corp. 6.50%, due 2/15/19	800,000	806,000

Beverage, Food & Tobacco 0.2%
Dole Food Co., Inc. 8.00%, due 10/1/16 (a)	2,500,000	2,671,875

Broadcasting & Entertainment 0.7%
CSC Holdings LLC 8.625%, due 2/15/19	1,300,000	1,498,250
Insight Communications Co., Inc. 9.375%, due 7/15/18 (a)	2,500,000	2,793,750
Sinclair Television Group, Inc. 8.375%, due 10/15/18	5,000,000	5,350,000

		9,642,000

Buildings & Real Estate 0.6%
Building Materials Corp. of America 6.75%, due 5/1/21 (a)	1,700,000	1,723,375
6.875%, due 8/15/18 (a)	2,400,000	2,478,000
CB Richard Ellis Services, Inc. 6.625%, due 10/15/20	3,800,000	3,971,000

		8,172,375

Chemicals, Plastics & Rubber 1.3%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	4,500,000	4,882,500
Huntsman International LLC 5.50%, due 6/30/16	5,000,000	4,987,500
KRATON Polymers LLC/KRATON Polymers Capital Corp. 6.75%, due 3/1/19 (a)	500,000	508,750
Nalco Co. 6.625%, due 1/15/19 (a)	2,000,000	2,060,000
8.25%, due 5/15/17	1,800,000	1,959,750
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. 8.375%, due 3/1/18 (a)	3,000,000	3,112,500

		17,511,000

Containers, Packaging & Glass 1.7%
Ball Corp. 6.625%, due 3/15/18	2,000,000	2,065,000
Berry Plastics Corp. 4.185%, due 9/15/14 (b)	1,500,000	1,406,250
5.028%, due 2/15/15 (b)	3,000,000	2,955,000
9.50%, due 5/15/18	3,000,000	3,018,750
Crown Americas LLC/Crown Americas Capital Corp. II 7.625%, due 5/15/17	1,800,000	1,966,500
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, due 2/1/21 (a)	3,000,000	3,082,500
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,481,625
Reynolds Group Issuer, Inc. 6.875%, due 2/15/21 (a)	2,000,000	2,062,500
Silgan Holdings, Inc. 7.25%, due 8/15/16	1,000,000	1,076,250
Solo Cup Co. 10.50%, due 11/1/13	3,750,000	3,904,687

		23,019,062

Diversified Natural Resources, Precious Metals & Minerals 0.1%
Boise Paper Holdings LLC/Boise Co-Issuer Co. 8.00%, due 4/1/20	1,300,000	1,410,500

Diversified/Conglomerate Service 0.5%
Corrections Corp. of America 7.75%, due 6/1/17	3,000,000	3,285,000
Fidelity National Information Services, Inc. 7.625%, due 7/15/17	900,000	985,500
Geo Group, Inc. (The) 7.75%, due 10/15/17	2,000,000	2,140,000

		6,410,500

Ecological 0.2%
Clean Harbors, Inc. 7.625%, due 8/15/16	2,070,000	2,214,900

Healthcare, Education & Childcare 0.4%
Giant Funding Corp. 8.25%, due 2/1/18 (a)	1,385,000	1,436,938

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2011, excluding short-term investments. May be subject to change daily.

10 MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Healthcare, Education & Childcare (continued)

Mylan, Inc. 7.625%, due 7/15/17 (a)	$3,500,000	$3,832,500

		5,269,438

Hotels, Motels, Inns & Gaming 0.5%
American Casinos, Inc. 7.50%, due 4/15/21 (a)	2,800,000	2,866,500
MGM Resorts International 10.375%, due 5/15/14	300,000	346,875
11.125%, due 11/15/17	850,000	988,125
Scientific Games International, Inc. 7.875%, due 6/15/16 (a)	2,500,000	2,625,000

		6,826,500

Leisure, Amusement, Motion Pictures & Entertainment 0.0%‡
Cinemark USA, Inc. 8.625%, due 6/15/19	600,000	657,000

Machinery 0.5%
SPX Corp. 6.875%, due 9/1/17 (a)	6,000,000	6,420,000

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.1%
CPM Holdings, Inc. 10.875%, due 9/1/14 (a)	1,475,000	1,609,594

Mining, Steel, Iron & Non-Precious Metals 0.4%
Consol Energy, Inc. 8.00%, due 4/1/17	4,500,000	4,972,500

Oil & Gas 1.4%
Chesapeake Energy Corp. 6.125%, due 2/15/21	8,751,000	9,035,407
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	1,462,000	1,600,890
Forest Oil Corp. 7.25%, due 6/15/19	3,000,000	3,120,000
Kinder Morgan Finance Co. LLC 6.00%, due 1/15/18 (a)	5,625,000	5,807,813

		19,564,110

Printing & Publishing 0.1%
X Nielsen Finance LLC 11.625%, due 2/1/14	847,000	999,460

Telecommunications 0.5%
GCI, Inc. 7.25%, due 2/15/14	1,595,000	1,610,950
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	5,000,000	5,006,250

		6,617,200

Utilities 0.3%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, due 10/1/20 (a)	4,370,000	4,490,175

Total Corporate Bonds (Cost $132,330,548)		139,362,964

Floating Rate Loans 78.4% (c)

Aerospace & Defense 2.2%
Pelican Products, Inc. New Term Loan B 5.00%, due 3/7/17	3,990,000	3,994,988
SI Organization, Inc. (The) New Term Loan B 4.50%, due 11/22/16	7,630,875	7,630,875
Spirit Aerosystems, Inc. Term Loan B2 3.531%, due 9/30/16	3,455,493	3,468,451
X TransDigm, Inc. New Term Loan B 4.00%, due 2/14/17	12,385,559	12,507,408
Wesco Aircraft Hardware Corp. New Term Loan B 4.25%, due 4/4/17 (d)	2,351,902	2,374,440

		29,976,162

Automobile 5.9%
Allison Transmission, Inc. Term Loan B 2.99%, due 8/7/14	12,691,692	12,653,616
Capital Automotive L.P. New Term Loan B 5.00%, due 3/10/17	5,938,041	5,908,350
Federal-Mogul Corp.
Term Loan C 2.151%, due 12/28/15	4,644,212	4,523,026
Term Loan B 2.173%, due 12/29/14	4,265,155	4,153,860
Ford Motor Co. Term Loan B1 2.97%, due 12/16/13	10,185,015	10,192,970
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan 1.94%, due 4/30/14	5,250,000	5,166,000
KAR Holdings, Inc. Term Loan B 2.97%, due 10/18/13	4,692,521	4,677,856

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Floating Rate Loans (continued)

Automobile (continued)

Key Safety Systems, Inc. 1st Lien Term Loan 2.462%, due 3/8/14	$3,593,558	$3,380,938
Metaldyne Co. LLC Term Loan B 7.75%, due 10/28/16	5,472,500	5,581,950
Pinafore LLC New Term Loan B 4.25%, due 9/29/16	9,389,507	9,469,224
Sensata Technologies Finance Co. LLC US Term Loan 2.023%, due 4/26/13	8,226,097	8,174,684
Tenneco, Inc. Tranche B Term Loan 4.807%, due 6/3/16 (d)	794,000	797,970
Tranche B1 Funded LOC 5.243%, due 3/17/14 (d)	2,361,559	2,374,843
UCI International, Inc. New Term Loan B 5.50%, due 7/26/17	3,192,000	3,219,930

		80,275,217

Beverage, Food & Tobacco 3.6%
American Seafoods Group LLC New Term Loan B 4.25%, due 3/8/18 (d)	2,658,510	2,658,510
Constellation Brands, Inc. Extended Term Loan B 3.00%, due 6/5/15	3,018,265	3,030,211
Dean Foods Co. Extended Term Loan B2 3.758%, due 4/2/17	8,543,184	8,457,692
Del Monte Foods Co. Term Loan 4.50%, due 3/8/18	10,200,000	10,241,371
Dole Food Co., Inc. Term Loan C 5.223%, due 3/2/17	5,150,627	5,193,120
Term Loan B 5.50%, due 3/2/17	2,073,730	2,090,839
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	9,169,500	9,240,564
Wm. Bolthouse Farms, Inc. New 1st Lien Term Loan 5.502%, due 2/11/16	7,952,769	7,999,157

		48,911,464

Broadcasting & Entertainment 6.5%
Atlantic Broadband Finance LLC New Term Loan B 4.00%, due 3/8/16	7,359,081	7,397,716
BBHI Acquisition LLC Term Loan B 4.50%, due 12/14/17	7,980,000	8,036,857
Charter Communications Operating LLC Replacement Term Loan 2.22%, due 3/6/14	796,861	795,984
Extended Term Loan 3.56%, due 9/6/16	3,954,811	3,963,436
New Term Loan 7.25%, due 3/6/14	2,374,704	2,409,137
CSC Holdings, Inc. Extended Term Loan B3 2.059%, due 3/29/16	990,000	991,232
Incremental B2 Term Loan 2.059%, due 3/29/16	10,677,183	10,703,875
Emmis Operating Co. Term Loan B 4.308%, due 11/1/13	256,785	237,848
Gray Television, Inc. Term Loan B 3.75%, due 12/31/14	7,302,427	7,240,817
Hubbard Radio LLC Term Loan B TBA, due 4/12/17 (d)	533,300	538,633
Insight Midwest Holdings LLC Initial Term Loan 2.022%, due 4/7/14	3,590,609	3,553,769
Knology, Inc. New Term Loan B 4.00%, due 8/18/17	9,925,125	9,959,248
LodgeNet Entertainment Corp. Term Loan 6.50%, due 4/4/14	620,262	591,833
MCC Iowa LLC Tranche D1 Term Loan 1.94%, due 1/31/15	1,847,547	1,836,000
Mediacom Broadband LLC Tranche F Term Loan 4.50%, due 10/23/17	1,945,300	1,941,248
Univision Communications, Inc. Extended Term Loan 4.461%, due 3/31/17	14,045,786	13,726,244
Weather Channel (The) New Term Loan B 4.25%, due 2/13/17	13,959,314	14,084,362

		88,008,239

12 MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Floating Rate Loans (continued)

Buildings & Real Estate 1.8%
Armstrong World Industries, Inc. New Term Loan B 4.00%, due 3/9/18	$8,785,714	$8,836,232
Brickman Group Holdings, Inc. New Term Loan B 7.25%, due 10/14/16	6,982,500	7,119,238
Central Parking Corp.
Letter of Credit Term Loan 2.563%, due 5/22/14	568,966	496,423
Term Loan 2.563%, due 5/22/14	1,550,625	1,352,920
CPG International, Inc. New Term Loan B 6.00%, due 2/18/17	3,890,250	3,897,544
Realogy Corp.
Letter of Credit 3.244%, due 10/10/13	323,460	309,376
Term Loan 3.312%, due 10/10/13	2,729,468	2,610,622

		24,622,355

Chemicals, Plastics & Rubber 6.4%
X Celanese U.S. Holdings LLC Synthetic Letter of Credit 0.244%, due 4/2/14	5,449,917	5,451,623
Extended Term Loan C 3.303%, due 10/31/16	9,583,518	9,644,747
General Chemical Corp. New Term Loan 5.002%, due 3/3/17	6,820,750	6,837,802
Huntsman International LLC New Term Loan 1.742%, due 4/21/14	871,333	861,122
Extended Term Loan B 2.773%, due 4/19/17	2,375,732	2,357,420
INEOS U.S. Finance LLC Term Loan A2 7.001%, due 12/14/12	151,709	157,777
Term Loan B2 7.501%, due 12/16/13	4,561,040	4,714,975
Term Loan C2 8.001%, due 12/16/14	4,968,151	5,135,826
ISP Chemco, Inc. Term Loan 1.75%, due 6/4/14	1,779,879	1,750,956
Nalco Co. Term Loan B1 4.50%, due 10/5/17	8,974,988	9,042,300
Rockwood Specialties Group, Inc. New Term Loan B 3.75%, due 2/9/18	9,802,600	9,894,499
Solutia, Inc. New Term Loan B 3.50%, due 8/1/17	7,963,612	8,004,855
Styron S.A.R.L. LLC New Term Loan B 6.00%, due 8/2/17	9,600,938	9,686,866
Univar, Inc. Term Loan B 5.00%, due 6/30/17	13,564,699	13,659,164

		87,199,932

Containers, Packaging & Glass 4.0%
BWAY Corp. New Term Loan B 4.50%, due 2/23/18	9,035,006	9,097,121
Graham Packaging Co., L.P.
Term Loan D 6.00%, due 9/23/16	1,061,333	1,069,459
Term Loan C 6.75%, due 4/5/14	9,280,144	9,356,993
Graphic Packaging International, Inc. Term Loan B 2.288%, due 5/16/14	2,959,010	2,950,790
Term Loan C 3.041%, due 5/16/14	9,256,653	9,263,077
Reynolds Group Holdings, Inc. Tranche E Term Loan 4.25%, due 2/9/18	11,000,000	11,058,927
Smurfit-Stone Container Enterprises, Inc. Exit Term Loan B 6.75%, due 7/15/16	11,695,660	11,695,660

		54,492,027

Diversified Natural Resources, Precious Metals & Minerals 0.7%
Georgia-Pacific Corp.
Term Loan B2 2.307%, due 12/20/12	1,477,501	1,477,081
New Term Loan B 2.309%, due 12/21/12	5,069,594	5,068,154
New Term Loan C 3.559%, due 12/23/14	2,823,612	2,834,201

		9,379,436

Diversified/Conglomerate Manufacturing 1.0%
Bucyrus International, Inc. Term Loan C 4.25%, due 2/19/16	10,891,854	10,928,157

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Floating Rate Loans (continued)

Diversified/Conglomerate Manufacturing (continued)

Walter Energy, Inc. Term Loan B TBA, due 4/2/18 (d)	$2,600,000	$2,620,800

		13,548,957

Diversified/Conglomerate Service 6.1%
Acosta, Inc. Term Loan 4.75%, due 3/1/18	6,835,700	6,875,573
Advantage Sales & Marketing, Inc. Term Loan B 5.25%, due 12/18/17	8,977,500	9,009,217
2nd Lien Term Loan 9.25%, due 6/18/18	1,800,000	1,833,750
Brock Holdings III, Inc. New Term Loan B 6.00%, due 3/16/17	5,500,000	5,506,875
New 2nd Lien Term Loan 10.00%, due 3/16/18	1,350,000	1,370,250
Fidelity National Information Solutions, Inc. Term Loan B 5.25%, due 7/18/16	11,912,133	11,986,584
Fifth Third Processing Solutions LLC Term Loan B 5.50%, due 11/3/16	9,483,750	9,557,249
First Data Corp.
Term Loan B1 2.963%, due 9/24/14	11,905,686	11,298,913
Term Loan B2 2.963%, due 9/24/14	874,576	829,952
Term Loan B3 2.963%, due 9/24/14	890,154	844,735
ServiceMaster Co.
Delayed Draw Term Loan 2.72%, due 7/24/14	941,661	925,855
Term Loan 2.763%, due 7/24/14	9,455,851	9,297,125
SunGard Data Systems, Inc. Tranche A 1.979%, due 2/28/14	4,650,785	4,595,556
Tranche B 3.929%, due 2/26/16	6,779,376	6,799,910
VeriFone, Inc. Term Loan B 2.97%, due 10/31/13	1,312,500	1,292,813

		82,024,357

Ecological 0.2%
Big Dumpster Merger Sub, Inc. Delayed Draw Term Loan B 2.47%, due 2/5/13 (d)	331,011	276,946
Term Loan B 2.47%, due 2/5/13 (d)	786,152	657,748
Synagro Technologies, Inc. Term Loan B 2.23%, due 4/2/14	962,500	907,156
2nd Lien Term Loan 4.98%, due 10/2/14	750,000	686,250

		2,528,100

Electronics 1.7%
AVG Technologies, Inc. Term Loan 7.50%, due 3/11/16	10,000,000	9,800,000
Dealer Computer Services, Inc. New Term Loan B 3.75%, due 4/20/18 (d)	3,500,000	3,527,650
NDS Finance, Ltd. New Term Loan B 4.00%, due 3/12/18	4,900,000	4,915,313
Rovi Solutions Corp. Tranche B Term Loan 4.00%, due 2/7/18	4,693,382	4,728,582

		22,971,545

Finance 2.7%
Brand Energy & Infrastructure Services, Inc. New Term Loan 2.563%, due 2/7/14	2,274,981	2,213,131
Harbourvest Partners LLC Term Loan B 6.25%, due 12/14/16	4,146,680	4,167,413
Hertz Corp. (The)
New Synthetic Letter of Credit 3.75%, due 3/9/18	8,000,000	7,953,336
Term Loan B 3.75%, due 3/9/18	6,000,000	6,049,998
Istar Financial, Inc. Term Loan A2 7.00%, due 6/30/14	8,083,300	8,106,394
MSCI, Inc. Term Loan B1 3.75%, due 3/14/17	8,122,328	8,188,322

		36,678,594

Grocery 0.6%
Roundy’s Supermarkets, Inc. Extended Term Loan 7.00%, due 11/3/13	3,441,343	3,444,571

14 MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Floating Rate Loans (continued)

Grocery (continued)

SUPERVALU, Inc. Term Loan A 1.336%, due 6/2/11	$2,500,000	$2,493,425
Term Loan B1 1.586%, due 6/1/12	2,621,760	2,612,911
Extended Term Loan B2 3.461%, due 10/5/15	128,620	128,668

		8,679,575

Healthcare, Education & Childcare 10.9%
Alliance Healthcare Services, Inc. Term Loan B 5.50%, due 6/1/16	7,159,375	7,171,310
AMR HoldCo., Inc. New Term Loan 3.216%, due 4/8/15	4,143,750	4,141,160
Bausch & Lomb, Inc. Delayed Draw Term Loan 3.461%, due 4/24/15	1,911,723	1,911,962
Term Loan 3.536%, due 4/24/15	7,863,632	7,864,615
X Biomet, Inc. Term Loan B 3.281%, due 3/25/15	15,973,566	15,939,622
X Community Health Systems, Inc. Non-Extended Delayed Draw 2.561%, due 7/25/14	470,438	458,618
Non-Extended Term Loan 2.561%, due 7/25/14	9,143,723	8,913,987
Extended Term Loan B 3.811%, due 1/25/17	8,584,226	8,438,774
X DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	17,456,250	17,601,573
Gentiva Health Services, Inc. New Term Loan B 4.75%, due 8/17/16	9,255,297	9,351,710
Grifols, Inc. Term Loan B TBA, due 11/23/16 (d)	6,560,609	6,620,068
HCA, Inc.
Term Loan A 1.557%, due 11/19/12	3,000,000	2,991,237
Term Loan B 2.557%, due 11/18/13	7,566,658	7,548,748
Extended Term Loan B2 3.557%, due 3/31/17	3,654,681	3,656,713
Health Management Associates, Inc. Term Loan B 2.057%, due 2/28/14	5,741,320	5,650,607
IASIS Healthcare LLC Term Loan 5.00%, due 5/17/18	2,000,000	2,012,500
Mylan Laboratories, Inc. Term Loan B 3.563%, due 10/2/14	3,107,548	3,117,905
Quintiles Transnational Corp.
Term Loan B 2.31%, due 3/29/13	2,408,355	2,400,829
2nd Lien Term Loan C 4.31%, due 3/31/14	500,000	499,375
Royalty Pharma Finance Trust Term Loan B 2.557%, due 4/16/13	5,574,652	5,572,912
Rural/Metro Operating Co. LLC Term Loan B 6.00%, due 11/24/16	4,488,750	4,511,194
Select Medical Corp. Extended Term Loan B 4.064%, due 8/22/14	3,879,069	3,880,686
Sunrise Medical Holdings, Inc. Term Loan B1 7.00%, due 5/13/14 (d)	1,376,088	1,238,479
Universal Health Services, Inc. New Term Loan B 4.00%, due 11/15/16	9,745,375	9,788,011
Vanguard Health Holding Co. II LLC Term Loan B 5.00%, due 1/29/16	6,435,243	6,449,324

		147,731,919

Home and Office Furnishings, Housewares & Durable Consumer Products 0.6%
Jarden Corp. New Term Loan B 3.242%, due 1/31/17	6,160,000	6,218,520
National Bedding Co. LLC Extended 1st Lien Term Loan 3.813%, due 11/28/13	2,328,235	2,328,235

		8,546,755

Hotels, Motels, Inns & Gaming 1.6%
Ameristar Casinos, Inc. Term Loan B 4.00%, due 4/13/18	4,350,000	4,387,284
Las Vegas Sands LLC Extended Delayed Draw Term Loan 3.00%, due 11/23/16	1,982,687	1,948,611
Extended Term Loan B 3.00%, due 11/23/16 (f)	8,355,633	8,206,234

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Floating Rate Loans (continued)

Hotels, Motels, Inns & Gaming (continued)

Penn National Gaming, Inc. Term Loan B 1.996%, due 10/3/12	$7,313,931	$7,297,679

		21,839,808

Insurance 1.0%
Hub International Holdings, Inc. Delayed Draw Term Loan 2.807%, due 6/13/14	174,319	172,489
Initial Term Loan 2.807%, due 6/13/14	775,490	767,347
Add on Term Loan B 6.75%, due 6/13/14	1,984,887	1,981,413
Multiplan, Inc. New Term Loan B 4.75%, due 8/26/17	10,769,231	10,815,000

		13,736,249

Leisure, Amusement, Motion Pictures & Entertainment 3.4%
Cedar Fair, L.P. New Term Loan B 4.00%, due 12/15/17	11,863,406	11,967,127
Cinemark USA, Inc. Extended Term Loan 3.517%, due 4/29/16	4,823,252	4,850,229
Regal Cinemas, Inc. Term Loan B 3.557%, due 8/23/17	10,937,687	10,962,658
Six Flags Theme Parks, Inc. Add on Term Loan B 5.25%, due 6/30/16	6,563,312	6,602,967
Town Sports International, Inc. Term Loan 4.00%, due 2/27/14	1,329,738	1,319,765
Universal City Development Partners, Ltd. New Term Loan B 5.50%, due 11/6/14	10,733,939	10,809,968

		46,512,714

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.4%
Alliance Laundry Systems LLC Term Loan B 6.25%, due 9/30/16	5,047,368	5,095,737
Gleason Corp. New U.S. Term Loan 2.012%, due 6/30/13 (d)	1,268,971	1,256,281
Goodman Global Holdings, Inc. First Lien Term Loan 5.75%, due 10/28/16	3,109,375	3,132,192
2nd Lien Term Loan 9.00%, due 10/30/17	300,000	310,000
Manitowoc Co., Inc. (The) Term Loan B 8.00%, due 11/6/14	1,071,461	1,072,800
Rexnord Corp. Term Loan B 2.791%, due 7/19/13	7,412,851	7,394,319

		18,261,329

Mining, Steel, Iron & Non-Precious Metals 1.1%
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	3,375,000	3,383,437
Novelis, Inc. New Term Loan B 4.00%, due 3/10/17	11,482,500	11,586,566

		14,970,003

Personal & Nondurable Consumer Products (Manufacturing Only) 1.9%
Diversey Holdings, Inc. New Term Loan B 4.00%, due 11/24/15	7,350,422	7,364,204
Spectrum Brands, Inc. New Term Loan B 5.01%, due 6/17/16	2,793,000	2,819,933
X Visant Holding Corp. Term Loan B 5.25%, due 12/31/16	14,962,500	15,025,941

		25,210,078

Personal Transportation 0.2%
United Airlines, Inc. Term Loan B 2.313%, due 2/3/14	2,708,422	2,635,392

Personal, Food & Miscellaneous Services 1.4%
X Aramark Corp.
Synthetic Letter of Credit 2.119%, due 1/27/14	629,579	624,594
Term Loan 2.182%, due 1/27/14	6,989,107	6,933,774
Extended Letter of Credit 3.494%, due 7/26/16	707,973	708,100
Extended Term Loan B 3.557%, due 7/26/16	10,750,216	10,752,140

		19,018,608

Printing & Publishing 3.6%
Dex Media East LLC New Term Loan 2.801%, due 10/24/14	1,448,273	1,147,239

16 MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Floating Rate Loans (continued)

Printing & Publishing (continued)

F&W Media, Inc. Term Loan 7.75%, due 6/9/14 (d)(e)	$1,790,818	$1,549,058
New 2nd Lien Term Loan 15.00%, due 12/9/14 (d)(e)(f)	829,520	485,269
Getty Images, Inc. New Term Loan 5.25%, due 11/7/16	8,450,393	8,529,615
Hanley Wood LLC New Term Loan B 2.624%, due 3/8/14	1,595,922	1,005,431
Lamar Media Corp. Term Loan B 4.00%, due 12/30/16	7,772,499	7,799,702
MediaNews Group New Term Loan 8.50%, due 3/19/14	291,230	291,230
Merrill Communications LLC Term Loan 7.50%, due 12/24/12	5,129,990	5,117,165
X Nielsen Finance LLC Class A Term Loan 2.231%, due 8/9/13	211,938	211,068
Class C Term Loan 3.731%, due 5/2/16	14,429,569	14,423,552
Class B Term Loan 3.981%, due 5/2/16	1,483,750	1,487,459
Penton Media, Inc. New Term Loan B 5.00%, due 8/1/14 (d)(f)	5,340,040	4,445,584
R.H. Donnelley, Inc. New Term Loan 9.00%, due 10/24/14	2,464,804	1,934,871
SuperMedia, Inc. Exit Term Loan 11.00%, due 12/31/15	1,010,530	677,617

		49,104,860

Retail Store 3.5%
Michaels Stores, Inc. Term Loan B1 2.584%, due 10/31/13	3,493,569	3,459,489
Term Loan B2 4.834%, due 7/31/16	6,048,554	6,073,129
NBTY, Inc. New Term Loan B 4.25%, due 10/2/17	4,389,000	4,416,431
Neiman Marcus Group, Inc. (The) Extended Term Loan B2 4.31%, due 4/6/16	9,221,974	9,227,102
Pantry, Inc. (The)
Delayed Draw Term Loan B 1.97%, due 5/15/14	607,472	595,829
Term Loan B 1.97%, due 5/15/14	2,109,714	2,069,277
Petco Animal Supplies, Inc. New Term Loan 4.50%, due 11/24/17	9,991,650	10,072,832
Pilot Travel Centers LLC New Term Loan B 4.25%, due 3/30/18 (d)	7,196,600	7,235,152
Yankee Candle Co., Inc. (The) Term Loan B 2.22%, due 2/6/14	3,668,416	3,647,018

		46,796,259

Telecommunications 1.5%
MetroPCS Wireless, Inc. New Term Loan B 4.00%, due 3/15/18	1,414,056	1,414,940
Term Loan B 4.071%, due 11/4/13	328,967	328,967
Extended Term Loan B 4.071%, due 11/4/16	6,048,947	6,068,388
Syniverse Technologies, Inc. Term Loan B 5.25%, due 12/21/17	7,281,750	7,348,502
Windstream Corp. Tranche B2 3.017%, due 12/17/15	4,937,343	4,947,924

		20,108,721

Textiles & Leather 0.5%
Phillips-Van Heusen Corp. New Term Loan B1 3.50%, due 5/6/16	3,814,400	3,860,035
Spring Windows Fashions LLC Term Loan B 3.063%, due 12/31/12 (d)	2,245,259	2,242,340

		6,102,375

Utilities 2.4%
AES Corp. Term Loan 2.859%, due 8/10/11	2,000,000	1,995,000
BRSP LLC Term Loan B 7.50%, due 6/4/14	1,450,139	1,461,016

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Floating Rate Loans (continued)

Utilities (continued)

Dynegy Holdings, Inc. Synthetic Letter of Credit 4.03%, due 4/2/13	$3,026,895	$3,013,652
Term Loan B 4.03%, due 4/2/13	220,734	219,768
Equipower Resources Holdings LLC Term Loan B 5.75%, due 1/26/18	2,400,000	2,418,000
X NRG Energy, Inc. Synthetic Letter of Credit 2.057%, due 2/1/13	4,864,642	4,847,159
Term Loan 2.057%, due 2/1/13	2,783,584	2,773,580
Extended Term Loan B 3.502%, due 8/31/15	3,869,423	3,895,422
Extended Letter of Credit 3.557%, due 8/31/15	5,116,676	5,140,663
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.736%, due 10/10/17	5,571,479	4,464,426
TPF Generation Holdings LLC Synthetic Revolver 0.207%, due 12/15/11	8,196	8,124
Synthetic Letter of Credit 0.207%, due 12/13/13	26,144	25,915
Term Loan B 2.307%, due 12/15/13	53,580	53,111
2nd Lien Term Loan C 4.557%, due 12/15/14	1,600,000	1,556,000
TPF II LC LLC Term Loan B 3.057%, due 10/15/14 (d)	1,127,510	1,082,409
		32,954,245

Total Floating Rate Loans (Cost $1,060,232,906)		1,062,825,275

Foreign Floating Rate Loans 3.6% (c)

Broadcasting & Entertainment 0.3%
UPC Financing Partnership
Term Loan T 3.744%, due 12/30/16	1,762,638	1,764,841
Term Loan X 3.744%, due 12/29/17	3,241,439	3,244,140

		5,008,981

Chemicals, Plastics & Rubber 0.5%
Brenntag Holding GmbH & Co.
Acquisition Term Loan 3.725%, due 1/20/14	1,821,233	1,821,233
Term Loan B2 3.743%, due 1/20/14	4,868,406	4,868,406

		6,689,639

Containers, Packaging & Glass 0.1%
BWAY Corp. Canadian Term Loan C 4.50%, due 2/23/18	802,156	807,169

Electronics 0.7%
Flextronics International, Ltd.
Delayed Draw A1-A Term Loan 2.463%, due 10/1/14	1,104,625	1,096,142
Term Loan A 2.492%, due 10/1/14	3,844,093	3,814,575
Term Loan B 2.494%, due 10/1/12	4,417,373	4,388,846

		9,299,563

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Bombardier Recreational Products, Inc. Term Loan 2.786%, due 6/28/13 (d)	1,292,986	1,279,248

Printing & Publishing 0.1%
Yell Group PLC New Term Loan B1 3.961%, due 7/31/14	2,773,896	1,084,593

Telecommunications 1.8%
X Intelsat Jackson Holdings, Ltd. Tranche B Term Loan 5.25%, due 4/2/18	17,000,000	17,151,402
Telesat Canada
U.S. Term I Loan 3.22%, due 10/31/14	7,181,837	7,170,295
U.S. Term II Loan 3.22%, due 10/31/14	616,903	615,912

		24,937,609

Total Foreign Floating Rate Loans (Cost $50,384,151)		49,106,802

Yankee Bonds 1.1% (g)

Aerospace & Defense 0.3%
Bombardier, Inc. 7.50%, due 3/15/18 (a)	4,200,000	4,656,750

18 MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Yankee Bonds (continued)

Leisure, Amusement, Motion Pictures & Entertainment 0.5%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	$6,000,000	$6,345,000

Mining, Steel, Iron & Non-Precious Metals 0.3%
FMG Resources August 2006 Pty, Ltd. 6.375%, due 2/1/16 (a)	4,000,000	4,090,000

Total Yankee Bonds (Cost $14,653,054)		15,091,750

Total Long-Term Bonds (Cost $1,257,600,659)		1,266,386,791

	Shares
Common Stocks 0.1%

Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (d)(e)	379	276,147

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
MGM Studios, Inc. (d)(e)	53,236	1,264,355

Printing & Publishing 0.0%‡
F&W Publications, Inc. (d)(e)(h)	6,055	61
SuperMedia, Inc. (h)	5,307	27,278

		27,339

Total Common Stocks (Cost $2,235,617)		1,567,841

	Principal
	Amount
Short-Term Investments 8.5%

Other Commercial Paper 5.3%
Archer-Daniels-Midland Co. 0.14%, due 5/23/11 (a)(i)	$10,000,000	9,999,145
Basin Electric Power Cooperative, Inc. 0.21%, due 5/16/11 (a)(i)	7,700,000	7,699,326
Electricite de France 0.20%, due 5/31/11 (a)(i)	15,000,000	14,997,500
General Electric Capital Corp. 0.12%, due 6/13/11(i)	15,000,000	14,997,850
John Deere Bank S.A. 0.16%, due 5/4/11 (a)(i)	9,800,000	9,799,869
Roche Holding, Inc. 0.15%, due 5/5/11 (a)(i)	14,000,000	13,999,767

Total Other Commercial Paper (Cost $71,493,457)		71,493,457

Repurchase Agreements 3.2%
BNP Paribas 0.04%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $39,013,130 (Collateralized by a U.S. Government Agency Obligation with a rate of 2.00% and a maturity date of 9/14/12, with a Principal Amount of $38,885,000 and a Market Value of $39,797,631)	39,013,000	39,013,000
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $3,731,509 (Collateralized by a United States Treasury Bill with a rate of 0.025% and a maturity date of 7/21/11, with a Principal Amount of $3,810,000 and a Market Value of $3,809,780)	3,731,506	3,731,506

Total Repurchase Agreements (Cost $42,744,506)		42,744,506

Total Short-Term Investments (Cost $114,237,963)		114,237,963

Total Investments (Cost $1,374,074,239) (j)	102.0%	1,382,192,595
Other Assets, Less Liabilities	(2.0)	(26,476,698)
Net Assets	100.0%	$1,355,715,897

‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2011. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(d)	Illiquid security. The total market value of these securities at April 30, 2011 is $44,801,991, which represents 3.3% of the Fund’s net assets.
(e)	Fair valued security. The total market value of these securities at April 30, 2011 is $3,574,890, which represents 0.3% of the Fund’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments April 30, 2011 (unaudited) (continued)

(f)	PIK (“Payment in Kind”)—security which may pay all or a portion of interest in additional securities.
(g)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(h)	Non-income producing security.
(i)	Interest rate presented is yield to maturity.
(j)	At April 30, 2011, cost is $1,374,038,042 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$18,005,748
Gross unrealized depreciation	(9,851,195)

Net unrealized appreciation	$8,154,553

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$139,362,964	$—	$139,362,964
Floating Rate Loans (b)	—	1,060,790,948	2,034,327	1,062,825,275
Foreign Floating Rate Loans	—	49,106,802	—	49,106,802
Yankee Bonds	—	15,091,750	—	15,091,750

Total Long-Term Bonds	—	1,264,352,464	2,034,327	1,266,386,791

Common Stocks (c)	27,278	—	1,540,563	1,567,841

Short-Term Investments
Other Commercial Paper	—	71,493,457	—	71,493,457
Repurchase Agreements	—	42,744,506	—	42,744,506

Total Short-Term Investments	—	114,237,963	—	114,237,963

Total Investments in Securities	$27,278	$1,378,590,427	$3,574,890	$1,382,192,595

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 securities valued at $1,549,058 and $485,269 are held in Printing & Publishing within the Floating Rate Loans section of the Portfolio of Investments.

(c)	The level 3 securities valued at $276,147, $1,264,355 and $61 are held in Beverage, Food & Tobacco, Leisure, Amusement, Motion Pictures & Entertainment and Printing & Publishing within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation			in to	out of	April 30,	April 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Floating Rate Loans
Printing & Publishing	$2,642,500	$—	$—	$(586,011)	$50,268	$(72,430)	$—	$—	$2,034,327	$(586,011)
Common Stocks
Beverage, Food & Tobacco	265,475	—	—	10,672	—	—	—	—	276,147	10,672
Leisure, Amusement, Motion Pictures & Entertainment	—	—	—	—	—	—	1,264,355	—	1,264,355	—
Printing & Publishing	409,280	—	(286,863)	427,284	—	(549,640)	—	—	61	(66,244)

Total	$3,317,255	$—	$(286,863)	$(148,055)	$50,268	$(622,070)	$1,264,355	$—	$3,574,890	$(641,583)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

20 MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $1,374,074,239)	$1,382,192,595
Cash	8,501,991
Receivables:
Fund shares sold	8,427,718
Interest	6,535,560
Investment securities sold	5,958,891
Other assets	119,526

Total assets	1,411,736,281

Liabilities
Payables:
Investment securities purchased	51,733,079
Fund shares redeemed	2,017,539
Manager (See Note 3)	652,505
NYLIFE Distributors (See Note 3)	307,113
Transfer agent (See Note 3)	150,112
Professional fees	104,118
Shareholder communication	35,320
Custodian	5,494
Trustees	2,633
Accrued expenses	2,190
Dividend payable	1,010,281

Total liabilities	56,020,384

Net assets	$1,355,715,897

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$142,111
Additional paid-in capital	1,402,959,470

1,403,101,581
Undistributed net investment income	87,377
Accumulated net realized gain (loss) on investments and foreign currency transactions	(55,591,417)
Net unrealized appreciation (depreciation) on investments	8,118,356

Net assets	$1,355,715,897

Investor Class
Net assets applicable to outstanding shares	$25,272,944

Shares of beneficial interest outstanding	2,649,571

Net asset value per share outstanding	$9.54
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.84

Class A
Net assets applicable to outstanding shares	$565,357,318

Shares of beneficial interest outstanding	59,274,376

Net asset value per share outstanding	$9.54
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.84

Class B
Net assets applicable to outstanding shares	$17,115,155

Shares of beneficial interest outstanding	1,793,156

Net asset value and offering price per share outstanding	$9.54

Class C
Net assets applicable to outstanding shares	$214,913,833

Shares of beneficial interest outstanding	22,524,409

Net asset value and offering price per share outstanding	$9.54

Class I
Net assets applicable to outstanding shares	$533,056,647

Shares of beneficial interest outstanding	55,869,556

Net asset value and offering price per share outstanding	$9.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest (a)	$27,267,879

Expenses
Manager (See Note 3)	3,527,898
Distribution/Service—Investor Class (See Note 3)	29,304
Distribution/Service—Class A (See Note 3)	621,757
Distribution/Service—Class B (See Note 3)	86,034
Distribution/Service—Class C (See Note 3)	963,846
Transfer agent (See Note 3)	537,994
Professional fees	111,762
Registration	78,728
Shareholder communication	71,154
Custodian	17,350
Trustees	16,034
Miscellaneous	31,834

Total expenses	6,093,695

Net investment income (loss)	21,174,184

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	3,595,450
Foreign currency transactions	16,046

Net realized gain (loss) on investments and foreign currency transactions	3,611,496

Net change in unrealized appreciation (depreciation) on:
Investments	9,526,361
Translation of other assets and liabilities in foreign currencies	(7,759)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	9,518,602

Net realized and unrealized gain (loss) on investments and foreign currency transactions	13,130,098

Net increase (decrease) in net assets resulting from operations	$34,304,282

(a)	Interest recorded net of foreign withholding taxes in the amount of $3,437.

22 MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,174,184	$30,234,168
Net realized gain (loss) on investments and foreign currency transactions	3,611,496	(1,039,386)
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency translations	9,518,602	41,832,777

Net increase (decrease) in net assets resulting from operations	34,304,282	71,027,559

Dividends to shareholders:
From net investment income:
Investor Class	(409,936)	(763,120)
Class A	(8,907,092)	(13,876,325)
Class B	(237,663)	(515,764)
Class C	(2,674,868)	(4,254,049)
Class I	(8,707,204)	(10,816,347)

Total dividends to shareholders	(20,936,763)	(30,225,605)

Capital share transactions:
Net proceeds from sale of shares	521,297,714	428,461,625
Net asset value of shares issued to shareholders in reinvestment of dividends	15,865,301	22,548,577
Cost of shares redeemed	(180,158,308)	(229,660,828	)(a)

Increase (decrease) in net assets derived from capital share transactions	357,004,707	221,349,374

Net increase (decrease) in net assets	370,372,226	262,151,328
Net Assets
Beginning of period	985,343,671	723,192,343

End of period	$1,355,715,897	$985,343,671

Undistributed (distributions in excess of) net investment income at end of period	$87,377	$(150,044)

(a)	Cost of shares redeemed net of redemption fee of $17,341 for the year ended October 31, 2010. (See Note 2(J)).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$9.42		$8.97	$7.61	$8.94

Net investment income (loss)	0.16		0.32	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.12		0.45	1.36	(1.33)

Total from investment operations	0.28		0.77	1.65	(1.05)

Less dividends:
From net investment income	(0.16)		(0.32)	(0.29)	(0.28)

Redemption fee (a)	—		0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$9.54		$9.42	$8.97	$7.61

Total investment return (b)	3.04	%(c)	8.76%	22.32%	(12.19	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.54	%††	3.52%	3.63%	4.43	% ††
Net expenses	1.07	%††	1.10%	1.19%	1.05	% ††
Portfolio turnover rate	8%		10%	17%	10%
Net assets at end of period (in 000’s)	$25,273		$23,245	$20,191	$14,586

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.42		$8.97	$7.61	$9.65	$9.93	$9.99

Net investment income (loss)	0.17		0.33	0.31	0.46	0.62	0.59
Net realized and unrealized gain (loss) on investments	0.12		0.45	1.36	(2.03)	(0.28)	(0.06)

Total from investment operations	0.29		0.78	1.67	(1.57)	0.34	0.53

Less dividends:
From net investment income	(0.17)		(0.33)	(0.31)	(0.47)	(0.62)	(0.59)

Redemption fee (a)	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.54		$9.42	$8.97	$7.61	$9.65	$9.93

Total investment return (b)	3.08	%(c)	8.87%	22.53%	(16.91%)	3.65%	5.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.63	%††	3.62%	3.80%	5.36%	6.34%	5.95%
Net expenses	0.98	%††	1.00%	1.01%	1.00%	1.01%	1.00%
Portfolio turnover rate	8%		10%	17%	10%	29%	8%
Net assets at end of period (in 000’s)	$565,357		$429,262	$338,350	$245,193	$631,749	$692,411

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

24 MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.43		$8.97	$7.61	$9.65	$9.93	$9.99

Net investment income (loss)	0.13		0.25	0.23	0.39	0.55	0.51
Net realized and unrealized gain (loss) on investments	0.11		0.46	1.36	(2.03)	(0.28)	(0.06)

Total from investment operations	0.24		0.71	1.59	(1.64)	0.27	0.45

Less dividends:
From net investment income	(0.13)		(0.25)	(0.23)	(0.40)	(0.55)	(0.51)

Redemption fee (a)	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.54		$9.43	$8.97	$7.61	$9.65	$9.93

Total investment return (b)	2.56	%(c)	8.06%	21.41%	(17.66%)	2.88%	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.80	%††	2.76%	2.95%	4.51%	5.59%	5.20%
Net expenses	1.82	%††	1.85%	1.94%	1.79%	1.76%	1.75%
Portfolio turnover rate	8%		10%	17%	10%	29%	8%
Net assets at end of period (in 000’s)	$17,115		$17,665	$20,289	$20,703	$47,141	$53,466

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.43		$8.97	$7.61	$9.65	$9.93	$9.99

Net investment income (loss)	0.13		0.25	0.24	0.39	0.55	0.51
Net realized and unrealized gain (loss) on investments	0.11		0.46	1.35	(2.03)	(0.28)	(0.06)

Total from investment operations	0.24		0.71	1.59	(1.64)	0.27	0.45

Less dividends:
From net investment income	(0.13)		(0.25)	(0.23)	(0.40)	(0.55)	(0.51)

Redemption fee (a)	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.54		$9.43	$8.97	$7.61	$9.65	$9.93

Total investment return (b)	2.56	%(c)	8.06%	21.41%	(17.66%)	2.88%	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.82	%††	2.76%	2.89%	4.52%	5.59%	5.20%
Net expenses	1.80	%††	1.85%	1.94%	1.79%	1.76%	1.75%
Portfolio turnover rate	8%		10%	17%	10%	29%	8%
Net assets at end of period (in 000’s)	$214,914		$173,005	$132,105	$104,048	$232,130	$242,469

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.43		$8.97	$7.61	$9.65	$9.93	$9.99

Net investment income (loss)	0.18		0.36	0.33	0.50	0.66	0.61
Net realized and unrealized gain (loss) on investments	0.11		0.46	1.36	(2.04)	(0.28)	(0.06)

Total from investment operations	0.29		0.82	1.69	(1.54)	0.38	0.55

Less dividends:
From net investment income	(0.18)		(0.36)	(0.33)	(0.50)	(0.66)	(0.61)

Redemption fee (a)	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.54		$9.43	$8.97	$7.61	$9.65	$9.93

Total investment return (b)	3.09	%(c)	9.26%	22.84%	(16.67%)	3.89%	5.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.89	%††	3.87%	3.97%	5.33%	6.68%	6.20%
Net expenses	0.72	%††	0.75%	0.77%	0.71%	0.67%	0.75%
Portfolio turnover rate	8%		10%	17%	10%	29%	8%
Net assets at end of period (in 000’s)	$533,057		$342,167	$212,257	$103,930	$61,992	$47,743

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

26 MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Floating Rate Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Floating Rate Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within four years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Investor Class or Class A shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to provide high current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com    27

Notes to Financial Statements (unaudited) (continued)

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service, and are generally categorized as Level 2 in the hierarchy. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund held securities with a value of $3,574,890 that were valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

28    MainStay Floating Rate Fund

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) Loan Assignments, Participations and Commitments. The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At April 30, 2011, the Fund did not hold unfunded commitments.

(J) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the fiscal year ended October 31, 2010.

(K) Rights/Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a

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Notes to Financial Statements (unaudited) (continued)

new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed.

(L) Concentration of Risk. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s net asset value could go down and you could lose money.

(M) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion and 0.575% in excess of $1 billion. The effective management fee rate was 0.60% for the six-month period ended April 30, 2011.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $3,527,898.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,669 and $44,269, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $92, $15,244, $6,373 and $26,980, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc.

30    MainStay Floating Rate Fund

(“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$19,072

Class A	184,084

Class B	14,015

Class C	156,570

Class I	167,494

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$14,059,469	2.5%

Class C	1,233	0.0	‡

Class I	1,323	0.0	‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $16,590. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $59,213,028 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2012	$229
2013	3,166
2014	1,437
2015	14,042
2016	30,852
2017	7,484
2018	2,003

Total	$59,213

The tax character of distributions paid during the year ended October 31, 2010, shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$30,225,605

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $732,964 and $92,143, respectively.

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Notes to Financial Statements (unaudited) (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	411,323	$3,911,550
Shares issued to shareholders in reinvestment of dividends	41,172	391,436
Shares redeemed	(258,830)	(2,458,043)

Net increase (decrease) in shares outstanding before conversion	193,665	1,844,943
Shares converted into Investor Class (See Note 1)	158,084	1,500,185
Shares converted from Investor Class (See Note 1)	(168,831)	(1,599,540)

Net increase (decrease)	182,918	$1,745,588

Year ended October 31, 2010:
Shares sold	569,826	$5,248,834
Shares issued to shareholders in reinvestment of dividends	79,154	729,782
Shares redeemed	(524,154)	(4,822,726)

Net increase (decrease) in shares outstanding before conversion	124,826	1,155,890
Shares converted into Investor Class (See Note 1)	342,777	3,155,746
Shares converted from Investor Class (See Note 1)	(252,310)	(2,320,056)

Net increase (decrease)	215,293	$1,991,580

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	21,331,531	$202,746,359
Shares issued to shareholders in reinvestment of dividends	710,963	6,760,170
Shares redeemed	(8,604,486)	(81,770,262)

Net increase (decrease) in shares outstanding before conversion	13,438,008	127,736,267
Shares converted into Class A (See Note 1)	344,064	3,258,457
Shares converted from Class A (See Note 1)	(60,498)	(574,735)

Net increase (decrease)	13,721,574	$130,419,989

Year ended October 31, 2010:
Shares sold	23,860,957	$220,068,241
Shares issued to shareholders in reinvestment of dividends	1,064,051	9,818,280
Shares redeemed	(14,879,869)	(136,858,227)

Net increase (decrease) in shares outstanding before conversion	10,045,139	93,028,294
Shares converted into Class A (See Note 1)	548,278	5,031,435
Shares converted from Class A (See Note 1)	(117,042)	(1,089,324)
Shares converted from Class A (a)	(2,653,153)	(24,329,410)

Net increase (decrease)	7,823,222	$72,640,995

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	377,536	$3,589,784
Shares issued to shareholders in reinvestment of dividends	19,735	187,739
Shares redeemed	(204,906)	(1,948,915)

Net increase (decrease) in shares outstanding before conversion	192,365	1,828,608
Shares converted from Class B (See Note 1)	(272,531)	(2,584,367)

Net increase (decrease)	(80,166)	$(755,759)

Year ended October 31, 2010:
Shares sold	554,068	$5,113,381
Shares issued to shareholders in reinvestment of dividends	45,872	422,904
Shares redeemed	(466,149)	(4,286,913)

Net increase (decrease) in shares outstanding before conversion	133,791	1,249,372
Shares converted from Class B (See Note 1)	(521,387)	(4,777,801)

Net increase (decrease)	(387,596)	$(3,528,429)

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	6,146,295	$58,422,278
Shares issued to shareholders in reinvestment of dividends	186,166	1,770,486
Shares redeemed	(2,161,251)	(20,530,597)

Net increase (decrease)	4,171,210	$39,662,167

Year ended October 31, 2010:
Shares sold	7,950,008	$73,253,954
Shares issued to shareholders in reinvestment of dividends	296,201	2,733,048
Shares redeemed	(4,619,304)	(42,462,801)

Net increase (decrease)	3,626,905	$33,524,201

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	26,601,183	$252,627,743
Shares issued to shareholders in reinvestment of dividends	710,114	6,755,470
Shares redeemed	(7,742,250)	(73,450,491)

Net increase (decrease)	19,569,047	$185,932,722

Year ended October 31, 2010:
Shares sold	13,483,091	$124,777,215
Shares issued to shareholders in reinvestment of dividends	958,859	8,844,563
Shares redeemed	(4,456,479)	(41,230,161)

Net increase (decrease) in shares outstanding before conversion	9,985,471	92,391,617
Shares converted into Class I (a)	2,653,153	24,329,410

Net increase (decrease)	12,638,624	$116,721,027

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another

32    MainStay Floating Rate Fund

share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

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Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreement. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

The Board previously considered and approved this agreement (the “Agreement”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreement in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decision to approve the Agreement, the Board particularly considered information presented to the Board by New York Life Investments as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Agreement is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments’ method for compensating portfolio managers. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and

34    MainStay Floating Rate Fund

quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s determination to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund

mainstayinvestments.com    35

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

36    MainStay Floating Rate Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

mainstayinvestments.com    37

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23019 MS136-11	MSFR10-06/11
A4

MainStay Growth Equity Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	13

Notes to Financial Statements	19

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	26

Proxy Voting Policies and Procedures and Proxy Voting Record	29

Shareholder Reports and Quarterly Portfolio Disclosure	29

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

						Since	Gross
						Inception	Expense
Class	Sales Charge		Six Months	One Year	Five Years	(11/4/05)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	8.83%	11.07%	1.71%	2.64%	1.53%
		Excluding sales charges	15.16	17.53	2.87	3.71	1.53

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	8.89	11.35	1.82	2.74	1.24
		Excluding sales charges	15.23	17.83	2.98	3.81	1.24

Class B Shares	Maximum 5% CDSC	With sales charges	9.68	11.65	1.70	2.74	2.28
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	14.68	16.65	2.07	2.90	2.28

Class C Shares	Maximum 1% CDSC	With sales charges	13.78	15.63	2.09	2.92	2.28
	if Redeemed Within One Year of Purchase	Excluding sales charges	14.78	16.63	2.09	2.92	2.28

Class I Shares	No Sales Charge		15.43	18.13	3.29	4.11	0.99

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount being shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares from inception through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Since
Benchmark Performance	Months	Year	Years	Inception

Russell 1000® Growth Index[4]	16.96%	20.87%	5.06%	5.63%

Average Lipper Large-Cap Growth Fund[5]	15.13	18.35	3.47	4.20

4.	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page is an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Growth Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,151.60	$7.74	$1,017.60	$7.25

Class A Shares	$1,000.00	$1,152.30	$6.35	$1,018.90	$5.96

Class B Shares	$1,000.00	$1,146.80	$11.71	$1,013.90	$10.99

Class C Shares	$1,000.00	$1,147.80	$11.72	$1,013.90	$10.99

Class I Shares	$1,000.00	$1,154.30	$5.02	$1,020.10	$4.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.45% for Investor Class, 1.19% for Class A, 2.20% for Class B and Class C and 0.94% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of April 30, 2011 (Unaudited)

Software	8.7%
Computers & Peripherals	7.3
IT Services	5.4
Oil, Gas & Consumable Fuels	5.3
Energy Equipment & Services	5.2
Aerospace & Defense	4.2
Machinery	4.0
Communications Equipment	3.8
Internet & Catalog Retail	3.5
Internet Software & Services	3.2
Semiconductors & Semiconductor Equipment	3.1
Hotels, Restaurants & Leisure	2.8
Health Care Equipment & Supplies	2.6
Beverages	2.5
Chemicals	2.5
Health Care Providers & Services	2.5
Life Sciences Tools & Services	2.4
Biotechnology	2.2
Capital Markets	2.2
Electrical Equipment	2.0
Specialty Retail	1.7
Diversified Financial Services	1.6
Consumer Finance	1.5
Food Products	1.3
Metals & Mining	1.3
Road & Rail	1.3
Household Durables	1.2
Household Products	1.2
Textiles, Apparel & Luxury Goods	1.2
Wireless Telecommunication Services	1.2
Health Care Technology	1.1
Industrial Conglomerates	1.1
Multiline Retail	1.1
Pharmaceuticals	1.1
Commercial Banks	0.9
Construction & Engineering	0.9
Media	0.8
Personal Products	0.8
Food & Staples Retailing	0.7
Professional Services	0.6
Short-Term Investments	2.1
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investments)

1.	Apple, Inc.
2.	Oracle Corp.
3.	Google, Inc. Class A
4.	QUALCOMM, Inc.
5.	PepsiCo., Inc.
6.	Schlumberger, Ltd.
7.	International Business Machines Corp.
8.	Cognizant Technology Solutions Corp. Class A
9.	United Technologies Corp.
10.	EMC Corp.

8    MainStay Growth Equity Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Harish Kumar, PhD, CFA, and Martin J. Mickus, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Growth Equity Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Growth Equity Fund returned 15.16% for Investor Class shares, 15.23% for Class A shares, 14.68% for Class B shares and 14.78% for Class C shares for the six months ended April 30, 2011. Over the same period, the Fund’s Class I shares returned 15.43%. Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 15.13% return of the average Lipper1 large-cap growth fund for the six months ended April 30, 2011. All share classes underperformed the 16.96% return of the Russell 1000® Growth Index2 over the same period. The Russell 1000® Growth Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Russell 1000® Growth Index primarily because of stock selection in the consumer discretionary and consumer staples sectors.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Growth Index were information technology, financials and health care. (Contributions take weightings and total returns into account.) The Fund’s investments in consumer discretionary, consumer staples and industrials made the weakest contributions to the Fund’s performance relative to the benchmark.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were computers & peripherals company Apple, oilfield services company Schlumberger and integrated oil company ExxonMobil. In terms of absolute performance, major detractors included Internet software & services company Google, pharmaceutical company Abbott Laboratories and communications equipment company Cisco Systems.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we initiated new positions for the Fund in derivatives exchange operator CME Group and commercial bank PNC Financial Services Group. Significant sales included HMO UnitedHealth Group and aerospace & defense company General Dynamics.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings relative to the Russell 1000® Growth Index in the financials and materials sectors. Over the same period, we decreased the Fund’s weightings in the information technology and consumer discretionary sectors.

How was the Fund positioned at the end of April 2011?

The Fund’s sector positioning is a result of our bottom-up stock selection process rather than a top-down macroeconomic viewpoint. As of April 30, 2011, the Fund was overweight relative to the Russell 1000® Growth Index in the health care, financials and information technology sectors. On the same date, the Fund held underweight positions relative to the Russell 1000® Growth Index in the consumer staples, consumer discretionary and energy sectors.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000® Growth Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments††† April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 98.0%†

Aerospace & Defense 4.2%
Goodrich Corp.	64,200	$5,673,354
Precision Castparts Corp.	48,994	7,570,553
X United Technologies Corp.	141,309	12,658,460

		25,902,367

Beverages 2.5%
X PepsiCo., Inc.	224,716	15,480,685

Biotechnology 2.2%
Alexion Pharmaceuticals, Inc. (a)	51,773	5,016,286
Gilead Sciences, Inc. (a)	219,241	8,515,320

		13,531,606

Capital Markets 2.2%
Ameriprise Financial, Inc.	71,784	4,454,915
Goldman Sachs Group, Inc. (The)	31,929	4,821,598
TD Ameritrade Holding Corp.	203,571	4,384,920

		13,661,433

Chemicals 2.5%
E.I. du Pont de Nemours & Co.	127,841	7,260,091
Praxair, Inc.	78,517	8,355,779

		15,615,870

Commercial Banks 0.9%
PNC Financial Services Group, Inc.	87,558	5,458,366

Communications Equipment 3.8%
Juniper Networks, Inc. (a)	174,410	6,685,135
X QUALCOMM, Inc.	296,610	16,859,313

		23,544,448

Computers & Peripherals 7.3%
X Apple, Inc. (a)	94,827	33,021,606
X EMC Corp. (a)	420,939	11,929,412

		44,951,018

Construction & Engineering 0.9%
Fluor Corp.	81,182	5,677,869

Consumer Finance 1.5%
American Express Co.	194,132	9,527,999

Diversified Financial Services 1.6%
CME Group, Inc.	18,654	5,517,293
JPMorgan Chase & Co.	102,498	4,676,984

		10,194,277

Electrical Equipment 2.0%
Cooper Industries PLC	71,284	4,701,180
Emerson Electric Co.	122,140	7,421,226

		12,122,406

Energy Equipment & Services 5.2%
Baker Hughes, Inc.	95,672	7,405,970
Nabors Industries, Ltd. (a)	162,254	4,971,463
X Schlumberger, Ltd.	161,811	14,522,537
Transocean, Ltd. (a)	75,627	5,501,864

		32,401,834

Food & Staples Retailing 0.7%
Whole Foods Market, Inc.	73,871	4,636,144

Food Products 1.3%
General Mills, Inc.	208,821	8,056,314

Health Care Equipment & Supplies 2.6%
Covidien PLC	151,676	8,446,836
Stryker Corp.	124,199	7,327,741

		15,774,577

Health Care Providers & Services 2.5%
AmerisourceBergen Corp.	178,181	7,241,276
Express Scripts, Inc. (a)	143,875	8,163,467

		15,404,743

Health Care Technology 1.1%
Cerner Corp. (a)	54,121	6,504,262

Hotels, Restaurants & Leisure 2.8%
Las Vegas Sands Corp. (a)	121,262	5,700,526
Starbucks Corp.	165,505	5,989,626
Starwood Hotels & Resorts Worldwide, Inc.	95,861	5,710,440

		17,400,592

Household Durables 1.2%
Whirlpool Corp.	83,894	7,229,985

Household Products 1.2%
Procter & Gamble Co. (The)	110,839	7,193,451

Industrial Conglomerates 1.1%
General Electric Co.	325,584	6,658,193

Internet & Catalog Retail 3.5%
Amazon.com, Inc. (a)	56,698	11,141,157
Priceline.com, Inc. (a)	18,821	10,295,275

		21,436,432

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investments. May be subject to change daily.

10 MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet Software & Services 3.2%
X Google, Inc. Class A (a)	36,353	$19,779,667

IT Services 5.4%
X Cognizant Technology Solutions Corp. Class A (a)	154,294	12,790,972
X International Business Machines Corp.	83,514	14,245,818
Paychex, Inc.	186,101	6,087,364

		33,124,154

Life Sciences Tools & Services 2.4%
Agilent Technologies, Inc. (a)	161,939	8,082,375
Pharmaceutical Product Development, Inc.	218,335	6,735,635

		14,818,010

Machinery 4.0%
Danaher Corp.	205,857	11,371,541
Deere & Co.	76,707	7,478,933
Flowserve Corp.	44,523	5,637,502

		24,487,976

Media 0.8%
Scripps Networks Interactive Class A	95,697	4,920,740

Metals & Mining 1.3%
Freeport-McMoRan Copper & Gold, Inc.	150,901	8,304,082

Multiline Retail 1.1%
Macy’s, Inc.	277,952	6,645,832

Oil, Gas & Consumable Fuels 5.3%
Concho Resources, Inc. (a)	43,848	4,685,159
Devon Energy Corp.	47,842	4,353,622
Marathon Oil Corp.	143,726	7,766,953
Occidental Petroleum Corp.	93,581	10,695,372
Southwestern Energy Co. (a)	113,259	4,967,540

		32,468,646

Personal Products 0.8%
Estee Lauder Cos., Inc. (The) Class A	51,848	5,029,256

Pharmaceuticals 1.1%
Shire PLC, Sponsored ADR (b)	70,873	6,606,072

Professional Services 0.6%
Verisk Analytics, Inc. Class A (a)	112,592	3,704,277

Road & Rail 1.3%
Union Pacific Corp.	77,241	7,992,126

Semiconductors & Semiconductor Equipment 3.1%
Applied Materials, Inc.	299,836	4,704,427
Broadcom Corp. Class A (a)	136,060	4,786,591
NetLogic Microsystems, Inc. (a)	116,113	5,007,954
Texas Instruments, Inc.	129,722	4,609,022

		19,107,994

Software 8.7%
Autodesk, Inc. (a)	131,057	5,894,944
Citrix Systems, Inc. (a)	87,471	7,377,304
Intuit, Inc. (a)	125,707	6,984,281
Microsoft Corp.	302,771	7,878,102
X Oracle Corp.	616,797	22,235,532
Salesforce.com, Inc. (a)	25,809	3,577,127

		53,947,290

Specialty Retail 1.7%
Home Depot, Inc. (The)	286,829	10,652,829

Textiles, Apparel & Luxury Goods 1.2%
Coach, Inc.	123,075	7,361,116

Wireless Telecommunication Services 1.2%
American Tower Corp. Class A (a)	140,883	7,369,590

Total Common Stocks (Cost $489,817,775)		604,684,528

	Principal
	Amount
Short-Term Investments 2.1%

Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $12,556 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $15,000 and a Market Value of $15,000)	$12,556	12,556

Total Repurchase Agreement (Cost $12,556)		12,556

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments ††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Short-Term Investments (continued)

U.S. Government 2.1%
United States Treasury Bills 0.027%, due 7/7/11 (c)	$11,600,000	$11,599,420
0.041%, due 7/28/11 (c)(d)	1,400,000	1,399,860

Total U.S. Government (Cost $12,998,905)		12,999,280

Total Short-Term Investments (Cost $13,011,461)		13,011,836

Total Investments (Cost $502,829,236) (f)	100.1%	617,696,364
Other Assets, Less Liabilities	(0.1)	(706,099)

Net Assets	100.0%	$616,990,265

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (e)
Futures Contracts 0.0%‡

Standard & Poor’s 500 Index Mini June 2011	81	$160,179

Total Futures Contracts (Settlement Value $5,506,785)		$160,179

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	Interest rate presented is yield to maturity.
(d)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.
(e)	Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2011.
(f)	At April 30, 2011, cost is $505,696,960 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$118,100,367
Gross unrealized depreciation	(6,100,963)

Net unrealized appreciation	$111,999,404

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$604,684,528	$—	$—	$604,684,528
Short-Term Investments
Repurchase Agreement	—	12,556	—	12,556
U.S. Government	—	12,999,280	—	12,999,280

Total Short-Term Investments	—	13,011,836	—	13,011,836

Total Investments in Securities	604,684,528	13,011,836	—	617,696,364

Other Financial Instruments
Futures Contracts Long (b)	160,179	—	—	160,179

Total Investments in Securities and Other Financial Instruments	$604,844,707	$13,011,836	$—	$617,856,543

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12 MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $502,829,236)	$617,696,364
Receivables:
Dividends and interest	450,035
Fund shares sold	81,561
Variation margin on futures contracts	19,440
Other assets	81,060

Total assets	618,328,460

Liabilities
Payables:
Fund shares redeemed	370,696
Manager (See Note 3)	346,757
Transfer agent (See Note 3)	332,157
NYLIFE Distributors (See Note 3)	183,547
Professional fees	53,250
Shareholder communication	46,108
Custodian	2,234
Trustees	1,948
Accrued expenses	1,498

Total liabilities	1,338,195

Net assets	$616,990,265

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$51,671
Additional paid-in capital	553,277,541

553,329,212
Net investment loss	(1,301,840)
Accumulated net realized gain (loss) on investments and futures transactions	(50,064,414)
Net unrealized appreciation (depreciation) on investments and futures contracts	115,027,307

Net assets	$616,990,265

Investor Class
Net assets applicable to outstanding shares	$265,255,944

Shares of beneficial interest outstanding	22,108,389

Net asset value per share outstanding	$12.00
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.70

Class A
Net assets applicable to outstanding shares	$244,941,152

Shares of beneficial interest outstanding	20,355,816

Net asset value per share outstanding	$12.03
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.73

Class B
Net assets applicable to outstanding shares	$96,406,093

Shares of beneficial interest outstanding	8,336,706

Net asset value and offering price per share outstanding	$11.56

Class C
Net assets applicable to outstanding shares	$3,260,238

Shares of beneficial interest outstanding	281,864

Net asset value and offering price per share outstanding	$11.57

Class I
Net assets applicable to outstanding shares	$7,126,838

Shares of beneficial interest outstanding	588,242

Net asset value and offering price per share outstanding	$12.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,031,791
Interest	1,781

Total income	3,033,572

Expenses
Manager (See Note 3)	2,051,864
Distribution/Service—Investor Class (See Note 3)	319,172
Distribution/Service—Class A (See Note 3)	287,215
Distribution/Service—Class B (See Note 3)	482,589
Distribution/Service—Class C (See Note 3)	15,358
Transfer agent (See Note 3)	948,709
Shareholder communication	75,989
Registration	62,403
Professional fees	60,517
Custodian	9,494
Trustees	8,819
Miscellaneous	13,283

Total expenses	4,335,412

Net investment income (loss)	(1,301,840)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	50,864,530
Futures transactions	272,753

Net realized gain (loss) on investments and futures transactions	51,137,283

Net change in unrealized appreciation (depreciation) on:
Investments	33,040,238
Futures contracts	160,179

Net change in unrealized appreciation (depreciation) on investments and futures contracts	33,200,417

Net realized and unrealized gain (loss) on investments and futures transactions	84,337,700

Net increase (decrease) in net assets resulting from operations	$83,035,860

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,961.

14 MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,301,840)	$(2,205,858)
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	51,137,283	26,923,048
Net change in unrealized appreciation (depreciation) on investments and futures contracts	33,200,417	8,432,580

Net increase (decrease) in net assets resulting from operations	83,035,860	33,149,770

Dividends to shareholders:
From net investment income:
Investor Class	—	(213)
Class A	—	(727)
Class I	—	(285,841)

Total dividends to shareholders	—	(286,781)

Capital share transactions:
Net proceeds from sale of shares	19,000,151	21,912,477
Net asset value of shares issued in connection with the acquisition of MainStay Capital Appreciation Fund (See Note 9)	—	587,431,416
Net asset value of shares issued to shareholders in reinvestment of dividends	—	217,948
Cost of shares redeemed	(45,473,698)	(118,523,513)

Increase (decrease) in net assets derived from capital share transactions	(26,473,547)	491,038,328

Net increase (decrease) in net assets	56,562,313	523,901,317

Net Assets
Beginning of period	560,427,952	36,526,635

End of period	$616,990,265	$560,427,952

Undistributed net investment income (loss) at end of period	$(1,301,840)	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Financial Highlights selected per share data and ratios

	Investor Class
							February 28,
	Six months						2008**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010		2009		2008
Net asset value at beginning of period	$10.42		$9.32		$8.26		$11.79

Net investment income (loss)	(0.02	)(a)	(0.04	)(a)	0.02	(a)	(0.02)
Net realized and unrealized gain (loss) on investments	1.60		1.19		1.04		(3.51)

Total from investment operations	1.58		1.15		1.06		(3.53)

Less dividends:
From net investment income	—		(0.05)		—		—

Net asset value at end of period	$12.00		$10.42		$9.32		$8.26

Total investment return (b)	15.16	%(c)	12.41%		12.83	%(d)	(29.94	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.42	%)††	(0.40%)		0.21%		(0.35	%)††
Net expenses	1.45	% ††	1.52%		1.41%		1.31	% ††
Expenses (before waiver/reimbursement)	1.45	% ††	1.52%		1.41%		1.61	% ††
Portfolio turnover rate	65%		131%		156%		291%
Net assets at end of period (in 000’s)	$265,256		$247,966		$37		$24

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Class A
								November 4,
	Six months							2005**
	ended							through
	April 30,		Year ended October 31,					October 31,
	2011*		2010		2009	2008	2007	2006
Net asset value at beginning of period	$10.44		$9.32		$8.26	$13.19	$11.01	$10.00

Net investment income (loss)	(0.01	)(a)	(0.01	)(a)	0.02 (a)	(0.02)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.60		1.20		1.05	(4.84)	2.25	1.02

Total from investment operations	1.59		1.19		1.07	(4.86)	2.26	1.01

Less dividends and distributions:
From net investment income	—		(0.07)		(0.01)	—	—	—
From net realized gain on investments	—		—		—	(0.07)	(0.08)	—

Total dividends and distributions	—		(0.07)		(0.01)	(0.07)	(0.08)	—

Net asset value at end of period	$12.03		$10.44		$9.32	$8.26	$13.19	$11.01

Total investment return (b)	15.23	%(c)	12.77%		13.01%	(37.06%)	20.51%	10.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17	%)††	(0.10%)		0.26%	(0.16%)	0.08%	(0.12	%)††
Net expenses	1.19	% ††	1.23%		1.31%	1.17%	1.25%	1.25	% ††
Expenses (before waiver/reimbursement)	1.19	% ††	1.23%		1.32%	1.18%	1.37%	1.71	% ††
Portfolio turnover rate	65%		131%		156%	291%	279%	138%
Net assets at end of period (in 000’s)	$244,941		$210,592		$92	$49	$66	$55

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

16 MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
									November 4,
	Six months								2005**
	ended								through
	April 30,		Year ended October 31,						October 31,
	2011*		2010		2009		2008	2007	2006
Net asset value at beginning of period	$10.08		$9.04		$8.07		$12.99	$10.93	$10.00

Net investment income (loss)	(0.06	)(a)	(0.11	)(a)	(0.07	)(a)	(0.10)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	1.54		1.15		1.04		(4.75)	2.22	1.02

Total from investment operations	1.48		1.04		0.97		(4.85)	2.14	0.93

Less distributions:
From net realized gain on investments	—		—		—		(0.07)	(0.08)	—

Net asset value at end of period	$11.56		$10.08		$9.04		$8.07	$12.99	$10.93

Total investment return (b)	14.68	%(c)	11.50%		12.02%		(37.55%)	19.67%	9.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.16	%)††	(1.14%)		(0.82%)		(1.04%)	(0.67%)	(0.87	%)††
Net expenses	2.20	% ††	2.27%		2.18%		2.06%	2.00%	2.00	% ††
Expenses (before waiver/reimbursement)	2.20	% ††	2.27%		2.18%		2.26%	2.12%	2.46	% ††
Portfolio turnover rate	65%		131%		156%		291%	279%	138%
Net assets at end of period (in 000’s)	$96,406		$95,899		$122		$42	$65	$55

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class C
									November 4,
	Six months								2005**
	ended								through
	April 30,		Year ended October 31,						October 31,
	2011*		2010		2009		2008	2007	2006
Net asset value at beginning of period	$10.08		$9.03		$8.06		$12.99	$10.93	$10.00

Net investment income (loss)	(0.06	)(a)	(0.11	)(a)	(0.04	)(a)	(0.12)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	1.55		1.16		1.01		(4.74)	2.22	1.02

Total from investment operations	1.49		1.05		0.97		(4.86)	2.14	0.93

Less distributions:
From net realized gain on investments	—		—		—		(0.07)	(0.08)	—

Net asset value at end of period	$11.57		$10.08		$9.03		$8.06	$12.99	$10.93

Total investment return (b)	14.78	%(c)	11.63	%(d)	12.03	%(d)	(37.63%)	19.56%	9.40	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.17	%)††	(1.14%)		(0.52%)		(1.04%)	(0.67%)	(0.87	%)††
Net expenses	2.20	% ††	2.27%		2.16%		2.06%	2.00%	2.00	%††
Expenses (before waiver/reimbursement)	2.20	% ††	2.27%		2.16%		2.26%	2.12%	2.46	%††
Portfolio turnover rate	65%		131%		156%		291%	279%	138%
Net assets at end of period (in 000’s)	$3,260		$2,889		$45		$40	$65	$55

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class I
							November 4,
	Six months						2005**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.50		$9.36	$8.30	$13.24	$11.04	$10.00

Net investment income (loss)	0.00	‡(a)	0.01 (a)	0.06 (a)	0.02	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.62		1.22	1.04	(4.87)	2.28	1.03

Total from investment operations	1.62		1.23	1.10	(4.85)	2.30	1.04

Less dividends and distributions:
From net investment income	—		(0.09)	(0.04)	(0.02)	(0.02)	—
From net realized gain on investments	—		—	—	(0.07)	(0.08)	—

Total dividends and distributions	—		(0.09)	(0.04)	(0.09)	(0.10)	—

Net asset value at end of period	$12.12		$10.50	$9.36	$8.30	$13.24	$11.04

Total investment return (b)	15.43	%(c)	13.07%	13.29%	(36.80%)	20.93%	10.40	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.08	%††	0.14%	0.74%	0.21%	0.31%	0.11	%††
Net expenses	0.94	%††	0.98%	1.03%	0.81%	0.92%	1.00	%††
Expenses (before reimbursement/waiver)	0.94	%††	0.98%	1.05%	0.81%	0.92%	1.46	%††
Portfolio turnover rate	65%		131%	156%	291%	279%	138%
Net assets at end of period (in 000’s)	$7,127		$3,082	$36,230	$75,450	$173,475	$26,586

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

18 MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements(unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Growth Equity Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Growth Equity Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on November 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com    19

Notes to Financial Statements (unaudited) (continued)

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or

20    MainStay Growth Equity Fund

retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(I) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

	Statement of
	Assets	Equity
	and Liabilities	Contracts
	Location	Risk	Total

	Net Assets— Unrealized appreciation (depreciation) on investments and futures contracts (a)
Futures Contracts		$160,179	$160,179

Total Fair Value		$160,179	$160,179

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin in reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$272,753	$272,753

Total Realized Gain		$272,753	$272,753

mainstayinvestments.com    21

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$160,179	$160,179

Total Change in Unrealized Appreciation (Depreciation)		$160,179	$160,179

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Futures Contracts (2)	64	64

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million and 0.675% over $500 million. The effective management fee rate was 0.70% for the six-month period ended April 30, 2011.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $2,051,864.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $18,291 and $4,981, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $5, $440, $67,886 and $500, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$543,002

Class A	189,801

Class B	205,364

Class C	6,526

Class I	4,016

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These

22    MainStay Growth Equity Fund

fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$25,584	0.0	%‡

Class A	104,287	0.0	‡

Class C	86	0.0	‡

Class I	1,288	0.0	‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $7,933. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $98,333,973 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The Fund acquired $94,184,714 of capital losses in its reorganization with MainStay Capital Appreciation Fund (see Note 9). Use of these losses may be limited due to the provisions of IRC section 382. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2015	$21,350
2016	62,822
2017	14,162

Total	$98,334

The tax character of distributions paid during the year ended October 31, 2010, shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$286,781

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $380,610 and $415,791, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	327,173	$3,716,610
Shares redeemed	(1,461,973)	(16,490,166)

Net increase (decrease) in shares outstanding before conversion	(1,134,800)	(12,773,556)
Shares converted into Investor Class (See Note 1)	571,669	6,482,588
Shares converted from Investor Class (See Note 1)	(1,125,446)	(12,621,585)

Net increase (decrease)	(1,688,577)	$(18,912,553)

Year ended October 31, 2010:
Shares sold	533,152	$5,215,864
Shares issued in connection with the acquisition of MainStay Capital Appreciation Fund (See Note 9)	25,405,384	249,912,764
Shares issued to shareholders in reinvestment of dividends	22	213
Shares redeemed	(3,083,748)	(30,190,362)

Net increase (decrease) in shares outstanding before conversion	22,854,810	224,938,479
Shares converted into Investor Class (See Note 1)	1,581,410	15,442,867
Shares converted from Investor Class (See Note 1)	(643,247)	(6,437,168)

Net increase (decrease)	23,792,973	$233,944,178

mainstayinvestments.com    23

Notes to Financial Statements (unaudited) (continued)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	475,731	$5,402,465
Shares redeemed	(1,620,105)	(18,371,097)

Net increase (decrease) in shares outstanding before conversion	(1,144,374)	(12,968,632)
Shares converted into Class A (See Note 1)	1,357,970	15,263,745
Shares converted from Class A (See Note 1)	(35,641)	(414,510)

Net increase (decrease)	177,955	$1,880,603

Year ended October 31, 2010:
Shares sold	866,379	$8,514,412
Shares issued in connection with the acquisition of MainStay Capital Appreciation Fund (See Note 9)	21,838,919	214,573,935
Shares issued to shareholders in reinvestment of dividends	41	399
Shares redeemed	(3,597,576)	(35,085,241)

Net increase (decrease) in shares outstanding before conversion	19,107,763	188,003,505
Shares converted into Class A (See Note 1)	1,196,535	11,876,607
Shares converted from Class A (See Note 1)	(136,340)	(1,383,236)

Net increase (decrease)	20,167,958	$198,496,876

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	335,055	$3,655,448
Shares redeemed	(711,765)	(7,761,283)

Net increase (decrease) in shares outstanding before conversion	(376,710)	(4,105,835)
Shares converted from Class B (See Note 1)	(800,008)	(8,710,238)

Net increase (decrease)	(1,176,718)	$(12,816,073)

Year ended October 31, 2010:
Shares sold	745,402	$7,168,004
Shares issued in connection with the acquisition of MainStay Capital Appreciation Fund (See Note 9)	12,472,995	119,463,886
Shares redeemed	(1,661,510)	(15,745,052)

Net increase (decrease) in shares outstanding before conversion	11,556,887	110,886,838
Shares converted from Class B (See Note 1)	(2,056,952)	(19,499,070)

Net increase (decrease)	9,499,935	$91,387,768

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	14,981	$165,912
Shares redeemed	(19,662)	(215,827)

Net increase (decrease)	(4,681)	$(49,915)

Year ended October 31, 2010:
Shares sold	35,846	$344,998
Shares issued in connection with the acquisition of MainStay Capital Appreciation Fund (See Note 9)	313,217	3,001,872
Shares redeemed	(67,518)	(645,915)

Net increase (decrease)	281,545	$2,700,955

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	523,387	$6,059,716
Shares redeemed	(228,766)	(2,635,325)

Net increase (decrease)	294,621	$3,424,391

Year ended October 31, 2010:
Shares sold	69,486	$669,199
Shares issued in connection with the acquisition of MainStay Capital Appreciation Fund (See Note 9)	48,621	478,959
Shares issued to shareholders in reinvestment of dividends	22,291	217,336
Shares redeemed	(3,716,021)	(36,856,943)

Net increase (decrease)	(3,575,623)	$(35,491,449)

Note 9–Fund Acquisition

At a meeting held on June 23, 2009, the Board of Trustees approved a plan of reorganization where by the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Capital Appreciation Fund, a series of The MainStay Funds. Shareholders of the MainStay Capital Appreciation Fund approved this reorganization on November 16, 2009, which was then completed on November 24, 2009. The aggregate net assets of the Fund immediately before the acquisition were $32,383,788 and the combined net assets after the acquisition were $619,815,204.

The acquisition was accomplished by a tax-free exchange of the following:

MainStay Capital Appreciation Fund	Shares	Value

Investor Class	9,208,553	$249,912,764

Class A	7,862,472	214,573,935

Class B	4,991,180	119,463,886

Class C	125,395	3,001,872

Class I	17,134	478,959

In exchange for the MainStay Capital Appreciation Fund shares and net assets, the Fund issued 25,405,384 Investor Class Shares; 21,838,919 Class A shares; 12,472,995 Class B shares; 313,217 Class C shares; and 48,621 Class I shares.

24    MainStay Growth Equity Fund

MainStay Capital Appreciation Fund’s net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss:

				Accumulated	Undistributed
	Total Net		Unrealized	Net Realized	Net Investment
	Assets	Capital Stock	Appreciation	Loss	Loss

MainStay Capital Appreciation Fund	$587,431,416	$613,141,766	$69,756,562	$(95,112,046)	$(354,866)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Growth Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“MSI”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MSI as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MSI in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MSI at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MSI’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that MSI provides to the Fund. The Board evaluated MSI’s experience

26    MainStay Growth Equity Fund

in serving as subadvisor to the Fund and managing other portfolios. It examined MSI’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI’s overall legal and compliance environment. The Board also reviewed MSI’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MSI’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MSI from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MSI in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering

mainstayinvestments.com    27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

28    MainStay Growth Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    29

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23018 MS136-11	MSGE10-06/11
B8

MainStay High Yield Municipal Bond Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	19

Notes to Financial Statements	24

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	29

Proxy Voting Policies and Procedures and Proxy Voting Record	32

Shareholder Reports and Quarterly Portfolio Disclosure	32

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		Six Months	One Year	(3/31/10)	Ratio[2]

Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–8.54%	–0.87%	0.82%	1.77%
		Excluding sales charges	–4.24	3.80	5.19	1.77

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–8.51	–0.69	1.08	1.62
		Excluding sales charges	–4.20	3.99	5.47	1.62

Class C Shares	Maximum 1% CDSC	With sales charges	–5.52	2.04	4.52	2.52
	if Redeemed Within One Year of Purchase	Excluding sales charges	–4.59	3.03	4.52	2.52

Class I Shares	No Sales Charge		–4.19	4.06	5.54	1.37

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Since
Benchmark Performance	Months	Year	Inception

Barclays Capital Municipal Bond Index[3]	–1.68%	2.20%	3.18%

High Yield Municipal Bond Composite Index[4]	–2.57	2.89	4.03

Average Lipper High Yield Municipal Debt Fund[5]	–5.26	0.02	1.50

3.	The Barclays Capital Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all dividends and capital gains. The Barclays Capital Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index is comprised of the Barclays Capital High Yield Municipal Bond Index and the Barclays Capital Municipal Bond Index weighted 60%/40%, respectively. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.
5.	The average Lipper high yield municipal debt fund is representative of funds that typically invest at least 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]

Investor Class Shares	$1,000.00	$957.60	$4.47	$1,020.20	$4.61

Class A Shares	$1,000.00	$958.00	$4.13	$1,020.60	$4.26

Class C Shares	$1,000.00	$954.10	$8.09	$1,016.50	$8.35

Class I Shares	$1,000.00	$958.10	$2.91	$1,021.80	$3.01

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.92% for Investor Class, 0.85% for Class A, 1.67% for Class C and 0.60% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

State Composition as of April 30, 2011 (Unaudited)

California	14.1%
Texas	8.1
Pennsylvania	7.6
Alabama	5.8
Florida	5.7
Ohio	5.2
Michigan	4.6
Virginia	4.0
Colorado	3.6
New Jersey	3.6
Indiana	3.1
Arizona	2.8
Maryland	2.8
New York	2.8
Georgia	2.4
Massachusetts	2.4
Guam	1.8
Wisconsin	1.8
Kentucky	1.5
Missouri	1.4
Nevada	1.4
Illinois	1.3
Louisiana	1.2
Mississippi	1.2
Multi-State	1.2
Rhode Island	1.1
Utah	1.1
New Hampshire	1.0
Puerto Rico	1.0
Tennessee	1.0
Washington	1.0
Connecticut	0.8
North Carolina	0.7
District of Columbia	0.6
Wyoming	0.5
Minnesota	0.4
Iowa	0.3
Oregon	0.3
Oklahoma	0.1
Other Assets, Less Liabilities	–1.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2011

1.	Capital Beltway Funding Corp. Revenue, 5.00%, due 12/31/47
2.	Texas Private Activity Bond Surface Transportation Corp. Revenue, 6.875%–7.50%, due 6/30/33–6/30/40
3.	Inland Empire Tobacco Securitization Authority TOB Settlement, 4.625%–5.00%, due 6/1/21
4.	Arkansas River Power Authority Revenue, 6.00%–6.125%, due 10/1/40
5.	Buckeye, Ohio, Tobacco Settlement Financing Authority, 5.125%–5.875%, due 6/1/24–6/1/34
6.	Alabama Industrial Development Authority Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, due 12/1/23
7.	Maricopa County Stadium District Revenue, 5.375%, due 6/1/15
8.	Philadelphia, PA, 6.50%, due 8/1/41
9.	North Sumter County Florida Utility Dependent District Revenue, 6.25%, due 10/1/43
10.	Miami Beach Health Facilities Authority, Hospital Revenue, Refunding, Mount Sinai Medical Center of Florida, 5.375%–6.75%, due 11/15/28–11/15/29

8    MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, and Michael Petty of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned –4.24% for Investor Class shares, –4.20% for Class A shares and –4.59% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned –4.19%. All share classes outperformed the –5.26% return of the average Lipper1 high yield municipal debt fund for the six months ended April 30, 2011. All share classes underperformed the –1.68% return of the Barclays Capital Municipal Bond Index2 for the same period. The Barclays Capital Municipal Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed its Lipper peers during the reporting period largely because of individual security selection and, unlike many high-yield municipal bond funds, positive cash flow. The Fund underperformed its benchmark as bonds rated BBB and below-investment-grade produced much lower returns than municipal bonds rated AA and AAA during the reporting period.3 In particular, BBB-rated municipal bonds suffered as many high-yield municipal bond funds faced redemptions and were forced to sell their most liquid bonds on short notice because they could not quickly dispose of lower-rated securities.

What was the Fund’s duration4 strategy and what impact did this have on the Fund’s performance?

The Fund typically maintains a duration close to that of the Barclays Capital Municipal Bond Index. That said, we believe the Fund’s market sensitivity is driven more by spread duration,5 which measures the Fund’s sensitivity to changes in yield spreads,6 than by interest-rate sensitivity. During the reporting period, the Fund had an overweight position in lower-rated investment-grade bonds and in higher-rated non-investment-grade bonds with excess return potential—based on spread—relative to the benchmark. The Fund was underweight spread duration in lower-rated non-investment-grade bonds and in unrated bonds.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Several factors and market forces influenced Fund decisions during the reporting period. The strength of the taxable high-yield municipal market enticed taxable mutual funds to bid on corporate-backed municipal bonds. The Fund responded by reducing its corporate-backed municipal exposure by half, selling into strong bids and replacing those positions with other municipal credits. Among the securities the Fund purchased were health care and tax revenue-backed bonds, which provided comparatively higher yields and better ratings as a result of forced selling by mutual funds and individual investors. The massive sell-off resulted from media stories that raised, in our view, misplaced concerns about imminent defaults. The Fund was able to use the market dislocations to its advantage, putting new cash inflows to work at yields that we felt were extremely attractive.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

The best sector contributions to the Fund’s performance came from general obligation bonds and from securities with maturities of less than five years. (Contributions take weightings and total returns into account.) The weakest overall contributions came from credits rated BBB. The prices of these securities fell as many high-yield mutual funds experienced forced liquidations. The Fund had no defaulted securities during the reporting period, which may prove beneficial if the municipal market continues to stabilize.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital Municipal Bond Index.
3. Debt rated AAA has the highest rating assigned by Standard & Poor’s, and in the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor’s is deemed by Standard & Poor’s to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Debt rated BBB by Standard & Poor’s is deemed by Standard & Poor’s to exhibit adequate protection parameters. It is the opinion of Standard & Poor’s, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
5. Spread duration measures a security’s or portfolio’s sensitivity to changes in yield spreads. In this context, the yield spread refers to the incremental yield over comparable U.S. Treasury securities that a security or portfolio is currently delivering. Spread duration is commonly quantified as the percent change in price for the security or portfolio resulting from a one percentage point (100 basis point) change in spreads. An increase in spreads is called widening and would result in a price decline for a security or portfolio with positive spread duration. A decline in spreads is called tightening and would result in a price increase for a security or portfolio with positive spread duration.
6. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    9

Did the Fund make any significant purchases or sales during the reporting period?

Most purchases and sales were significant, as the Fund commenced operations on March 31, 2010, and grew during the reporting period. We continued to build a well-balanced and widely diversified investment portfolio during the reporting period, with strict limits on sector concentration and individual credit exposure.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we shifted the Fund’s sector weightings in response to what we believed were opportunities in the municipal-bond marketplace. The biggest change was a substantial reduction in the Fund’s exposure to corporate-backed municipal bonds.

We increased the Fund’s exposure to the health care, dedicated tax, water/sewer, toll road and charter school sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund had an underweight position relative to the Barclays Capital Municipal Bond Index in tobacco bonds and an underweight position in securities with exposure to real estate risk, such as land-secured infrastructure projects and continuing care retirement communities. As of April 30, 2011, the weighted average dollar price of the Fund’s portfolio was at a deep discount to par, reflecting, in our view, the relative attractiveness of municipal high-yield bonds and the potential for total return should municipal credit spreads normalize going forward.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Principal
	Amount	Value
Municipal Bonds 97.7%†

Alabama 5.8%
X Alabama Industrial Development Authority Solid Waste Disposal Revenue, Pine City Fiber Co. 6.45%, due 12/1/23 (a)	$1,800,000	$1,684,368
Alabama Water Pollution Control Authority Refunding, Revolving Fund Loan Series B, Insured: AMBAC 4.125%, due 2/15/14 (b)	590,000	539,325
Jefferson County Public Building Authority Lease Revenue Insured: AMBAC 5.00%, due 4/1/12 (b)	635,000	614,667
Insured: AMBAC 5.00%, due 4/1/13 (b)	250,000	236,778
Insured: AMBAC 5.00%, due 4/1/16 (b)	475,000	394,174
Jefferson County, Capital Improvement and Refunding Series A, Insured: NATL-RE 5.00%, due 4/1/21 (c)	1,250,000	979,062
Jefferson County, Limited Obligation School Warrants
Series A 5.25%, due 1/1/13	950,000	917,453
Series A 5.25%, due 1/1/15	200,000	188,520
Tuscaloosa Educational Building Authority Revenue, Stillman College Project Series A 5.25%, due 6/1/37	200,000	149,686

		5,704,033

Arizona 2.8%
X Maricopa County Stadium District Revenue Insured: AMBAC 5.375%, due 6/1/15 (b)	1,750,000	1,674,032
Pima County Industrial Development Authority Education Revenue, Paradise Education Center Project
Series A 5.00%, due 6/1/16	100,000	96,215
Series A 5.875%, due 6/1/33	325,000	264,518
6.10%, due 6/1/45	350,000	285,611
Yavapai County Industrial Development Authority Education Revenue, Agribusiness and Equine Center 7.875%, due 3/1/42	500,000	485,190

		2,805,566

California 12.4%
California Infrastructure & Economic Development Bank Revenue, Stockton Port District Project Insured: ACA 5.50%, due 7/1/32 (d)	350,000	265,881
California Municipal Finance Authority Revenue, University of LA Verne Series: A 6.25%, due 6/1/40	500,000	480,575
California State 6.00%, due 3/1/33	485,000	519,091
Davis Redevelopment Agency Tax Allocation, Subordinated Davis Redevelopment Project Series A 7.00%, due 12/1/36	1,375,000	1,397,990
Golden State Tobacco Securitization Corp. Series A-1 4.50%, due 6/1/27	1,050,000	788,098
Golden State Tobacco Securitization Corp. TOB Settlement Insured: AGC-ICC 5.00%, due 6/1/45 (e)	765,000	650,564
Hayward, California Unified School District, Capital Appreciation Election Series A, Insured: AGM (zero coupon), due 8/1/37 (f)	6,135,000	922,029
X Inland Empire Tobacco Securitization Authority TOB Settlement
Series A 4.625%, due 6/1/21	1,475,000	1,135,514
Series A 5.00%, due 6/1/21	1,520,000	1,209,129
Lemoore Redevelopment Agency Tax Allocation 7.375%, due 8/1/40	1,000,000	1,015,660
March Joint Powers Redevelopment Agency Tax Allocation, Air Force Base Redevelopment Project
Series B 7.50%, due 8/1/41	450,000	461,565
Series A 7.50%, due 8/1/41	550,000	564,135

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of April 30, 2011. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

California (continued)

National City Community Development Commission Tax Allocation, National City Redevelopment Project 7.00%, due 8/1/32	$1,000,000	$1,019,630
San Francisco City and County Redevelopment Financing Authority Tax Allocation, Mission Bay South Redevelopment Series D 7.00%, due 8/1/41	435,000	437,680
San Joaquin Hills Transportation Corridor Agency Series A, Insured: NATL-RE (zero coupon), due 1/15/25 (c)	3,000,000	869,460
Turlock California Public Financing Authority 7.50%, due 9/1/39	500,000	505,220

		12,242,221

Colorado 3.6%
X Arkansas River Power Authority Revenue
6.00%, due 10/1/40	1,000,000	960,640
6.125%, due 10/1/40	1,000,000	1,003,130
Colorado Educational & Cultural Facilities Authority Revenue, Johnson & Wales University Series A, Insured: XLCA 5.00%, due 4/1/28 (g)	185,000	163,431
Denver Convention Center Hotel Authority Revenue, Refunding Series, Insured: XLCA 4.75%, due 12/1/35 (g)	100,000	74,428
E-470 Public Highway Authority Revenue
Series B, Insured: NATL-RE (zero coupon), due 9/1/27 (c)	240,000	68,316
Series B, Insured: NATL-RE (zero coupon), due 9/1/30 (c) (zero coupon), due 9/1/40	400,000 1,000,000	90,232 105,640
Fronterra Village Metropolitan District No. 2, Colorado, Refunding & Improvement Insured: RADIAN 4.875%, due 12/1/27 (h)	500,000	446,705
Regional Transportation District, Colorado, Private Activity Revenue 6.00%, due 1/15/41	500,000	458,065
Table Rock Metropolitan District General Obligation, Refunding Improvement Insured: RADIAN 4.25%, due 12/1/27 (h)	275,000	214,145

		3,584,732

Connecticut 0.8%
Connecticut, Special Parking Revenue Series A, Insured: ACA 6.60%, due 7/1/24 (a)(d)	785,000	743,081

District of Columbia 0.6%
District of Columbia Revenue, Friendship Public Charter School Insured: ACA 5.25%, due 6/1/33 (d)	85,000	65,033
District of Columbia Revenue, James F Oyster Elementary School Pilot Insured: ACA 6.25%, due 11/1/31 (d)	550,000	483,785

		548,818

Florida 5.7%
Bay County Florida Educational Facilities Revenue Series A 6.00%, due 9/1/40	1,000,000	808,030
Escambia County Health Facilities Authority Revenue, Baptist Hospital, Project Series A 6.00%, due 8/15/36	250,000	226,535
X Miami Beach Health Facilities Authority, Hospital Revenue, Refunding, Mount Sinai Medical Center of Florida
5.375%, due 11/15/28	510,000	435,565
6.75%, due 11/15/29	1,000,000	986,040
X North Sumter County Florida Utility Dependent District Revenue 6.25%, due 10/1/43	1,500,000	1,455,375
Seminole County Industrial Development Authority Revenue Series A 7.375%, due 11/15/41	750,000	741,255
Volusia County Industrial Development Authority Revenue Insured: CIFG 5.00%, due 6/1/35 (i)	1,270,000	1,012,279

		5,665,079

Georgia 2.4%
Augusta Airport Revenue, General Passanger Facility Charge Series A 5.15%, due 1/1/35	1,000,000	830,980
DeKalb County Hospital Authority Revenue, DeKalb Medical Center, Project 6.125%, due 9/1/40	1,075,000	979,390

12 MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Municipal Bonds (continued)

Georgia (continued)

McDuffie County Development Authority Revenue 6.95%, due 12/1/23 (a)	$600,000	$595,440

		2,405,810

Guam 1.8%
Guam Department of Education Certificates Participation Series A 6.00%, due 12/1/20	500,000	480,955
Guam Government Hotel Occupancy Tax Revenue Series: A 6.50%, due 11/1/40	1,290,000	1,290,464

		1,771,419

Illinois 1.3%
Chicago, Illinois, O’Hare International Airport Special Facility Revenue, Refunding, Delta Airlines Term 6.45%, due 5/1/18	150,000	143,973
Illinois Development Finance Authority Revenue, Community Rehab Providers Series A 5.60%, due 7/1/19	610,000	542,802
Illinois Finance Authority Revenue, Chicago Charter School Project 5.00%, due 12/1/36	100,000	79,731
Illinois Finance Authority Revenue, Wesleyan University Series B, Insured: CIFG 4.50%, due 9/1/35 (i)	550,000	405,152
Massac County Hospital District Insured: CIFG 4.50%, due 11/1/31 (i)	110,000	102,728

		1,274,386

Indiana 3.1%
Carmel Redevelopment District Series C 6.50%, due 7/15/35 (j)	1,000,000	916,980
Indiana Finance Authority Hospital Revenue, King’s Daughter Hospital & Health 5.50%, due 8/15/45	1,500,000	1,202,295
Indianapolis in Multifamily Housing Revenue
Series A 6.00%, due 7/1/40	500,000	480,035
Series B 6.75%, due 7/1/40	500,000	466,630

		3,065,940

Iowa 0.3%
Xenia Rural Water District Revenue Insured: CIFG 4.50%, due 12/1/31 (i)	460,000	270,061

Kentucky 1.5%
Kentucky Economic Development Finance Authority Revenue, Owensboro Medical Health System Series A 6.375%, due 6/1/40	770,000	735,242
Pikeville Hospital Revenue, Refunding & Improvement Pikeville Medical Center 6.50%, due 3/1/41	700,000	702,947

		1,438,189

Louisiana 1.2%
Louisiana Public Facilities Authority Revenue, Black and Gold Facilities, Project
Series A, Insured: CIFG 4.50%, due 7/1/38 (i)	1,130,000	763,168
Series A, Insured: CIFG 5.00%, due 7/1/39 (i)	500,000	416,185

		1,179,353

Maryland 2.8%
Anne Arundel County 6.10%, due 7/1/40	750,000	695,272
Maryland Economic Development Corp. Student Housing Revenue, Refunding University Medical College Park Projects Insured: CIFG 4.50%, due 6/1/35 (i)	1,430,000	1,118,961
Maryland Health & Higher Educational Facilities Authority Revenue 6.25%, due 1/1/45	950,000	923,913

		2,738,146

Massachusetts 2.4%
Massachusetts Development Finance Agency Revenue, Eastern Nazarene College 5.625%, due 4/1/19	100,000	95,356
Massachusetts State Health & Educational Facilities Authority Revenue, Lowell General Hospital Series C 5.125%, due 7/1/35	1,565,000	1,254,348

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

Massachusetts (continued)

Massachusetts State Health & Educational Facilities Authority Revenue, Suffolk University Series A 6.25%, due 7/1/30	$1,000,000	$1,036,760

		2,386,464

Michigan 4.3%
Chandler Park Academy, Public School Academy Revenue 5.125%, due 11/1/35	605,000	451,984
Detroit Michigan Series A, Insured: XLCA 5.00%, due 4/1/13 (g)	100,000	96,923
Michigan Finance Authority Educational Facility Revenue Series A 8.00%, due 10/1/30	1,250,000	1,298,650
Michigan Finance Authority Revenue Series A-2 6.65%, due 3/20/12	1,000,000	1,009,510
Michigan Municipal Bond Authority Revenue, Local Government Loan Program
Series C, Insured: AMBAC 4.50%, due 5/1/31 (b)	305,000	247,980
Series B, Insured: AMBAC 5.00%, due 12/1/34 (b)	340,000	276,590
Michigan Public Educational Facilities Authority Revenue 8.00%, due 4/1/40	500,000	493,845
Michigan Tobacco Settlement Finance Authority Series A 6.00%, due 6/1/34	500,000	357,350

		4,232,832

Minnesota 0.4%
Washington County Housing & Redevelopment Authority, Hospital Facilities Revenue, Healtheast Project 5.50%, due 11/15/27	500,000	430,670

Mississippi 1.2%
Mississippi Development Bank Special Obligation, Magnolia Regional Health Center Series A 6.75%, due 10/1/36	1,250,000	1,236,438

Missouri 1.4%
Arnold Retail Corridor Transportation Development District 6.65%, due 5/1/38	500,000	470,275
Kansas City Industrial Development Authority Revenue 6.25%, due 9/1/32	1,000,000	956,820

		1,427,095

Nevada 1.4%
Clark County Economic Development Revenue, Refunding, Southwest Gas Corp. Project Series B, Insured: FGIC 5.00%, due 12/1/33 (a)(k)	290,000	251,465
Clark County Economic Development Revenue, University Southern Nevada Project Insured: RADIAN 4.625%, due 4/1/37 (h)	1,500,000	1,000,770
Director of the State of Nevada Department of Business & Industry Lease Revenue, Tahoe Regional Planning Agency Project Series A, Insured: AMBAC 4.50%, due 6/1/37 (b)	305,000	181,469

		1,433,704

New Hampshire 1.0%
Manchester Housing and Redevelopment Authority Revenue, Capital Appreciation
Series B, Insured: RADIAN, ACA (zero coupon), due 1/1/17 (d)(h)	375,000	224,531
Series B, Insured: ACA (zero coupon), due 1/1/26 (d)	1,400,000	332,598
New Hampshire Health & Education Facilities Authority Revenue, Franklin Pierce College, Insured: ACA 6.05%, due 10/1/34 (d)	520,000	417,555

		974,684

New Jersey 3.6%
Burlington County Bridge Commission Economic Development Revenue, Evergreen Project 5.625%, due 1/1/38	500,000	399,465
New Jersey Economic Development Authority Revenue, Applewood Estates Project Series A, Insured: RADIAN 5.00%, due 10/1/35 (h)	110,000	85,055
New Jersey Economic Development Authority Revenue, Capital Appreciation Series A, Insured: NATL-RE (zero coupon), due 7/1/18 (c)	225,000	141,523

14 MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Municipal Bonds (continued)

New Jersey (continued)

New Jersey Economic Development Authority Revenue, Cigarette Tax 5.50%, due 6/15/31	$665,000	$583,438
5.75%, due 6/15/29	720,000	657,202
New Jersey Economic Development Authority Revenue, MSU Student Housing Project 5.875%, due 6/1/42	900,000	808,776
New Jersey Economic Development Authority Special Facilities Revenue Continental Airlines Project 5.50%, due 4/1/28 (a)	165,000	132,366
6.25%, due 9/15/29 (a)	575,000	526,855
New Jersey Economic Development Authority Special Facilities Revenue, Continental Airlines Project 6.40%, due 9/15/23 (a)	190,000	179,879
New Jersey Health Care Facilities Financing Authority Revenue Insured: NATL-RE (zero coupon), due 7/1/17 (c)	120,000	80,760

		3,595,319

New York 2.8%
New York Liberty Development Corp. Revenue Refunding, Second Priority Bank of America 6.375%, due 7/15/49	1,000,000	1,004,250
Port Authority of New York & New Jersey Special Obligation Revenue 6.00%, due 12/1/42	900,000	865,980
Suffolk County Economic Development Corp. Revenue Refunding, Peconic Landing Southold 6.00%, due 12/1/40	1,000,000	945,860

		2,816,090

North Carolina 0.7%
North Carolina Medical Care Commission Retirement Facilities Revenue, First Mortgage Galloway Ridge
Series A 5.875%, due 1/1/31	230,000	211,991
Series A 6.00%, due 1/1/39	520,000	463,663

		675,654

Ohio 5.2%
X Buckeye, Ohio, Tobacco Settlement Financing Authority
Series A-2 5.125%, due 6/1/24	1,000,000	772,660
Series A-2 5.75%, due 6/1/34	600,000	413,400
Series A-2 5.875%, due 6/1/30	1,000,000	721,640
Cleveland-Cuyahoga County Port Authority Revenue, Student Housing Euclid Avenue Project
Insured: AMBAC 4.25%, due 8/1/15 (b)	200,000	194,300
Insured: AMBAC 4.50%, due 8/1/36 (b)	500,000	335,275
Erie County, Ohio, Hospital Facilities Revenue Series A 5.25%, due 8/15/46	275,000	216,609
Summit County Port Authority Revenue Series B 6.875%, due 5/15/40	1,250,000	1,224,725
Summit County Port Authority Revenue, Brimfield Project Series G 4.875%, due 5/15/25	500,000	407,305
Toledo-Lucas County Port Authority Special Assessment Revenue, Crocker Park Public Improvement Project 5.375%, due 12/1/35	1,105,000	889,083

		5,174,997

Oklahoma 0.1%
Norman Regional Hospital Authority Revenue Insured: RADIAN 5.50%, due 9/1/32 (h)	130,000	109,812

Oregon 0.3%
Oregon State Facilities Authority Revenue, Concordia University Project Series A 6.375%, due 9/1/40	250,000	246,868

Pennsylvania 7.2%
Allegheny County Industrial Development Authority Revenue, Propel Charter Montour Series A 6.75%, due 8/15/35	315,000	272,601
Cambria County Insured: FGIC 5.00%, due 8/15/23 (k)	100,000	95,386

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

Pennsylvania (continued)

Harrisburg, Pennsylvania, Authority Revenue, University of Science Series B 6.00%, due 9/1/36	$600,000	$505,020
Harrisburg, Pennsylvania, Capital Appreciation, Refunding
Series D, Insured: AMBAC (zero coupon), due 9/15/12 (b)	25,000	21,959
Series: F, Insured: AMBAC (zero coupon), due 9/15/13 (b)	160,000	127,907
Series F, Insured: AMBAC (zero coupon), due 9/15/14 (b)	100,000	72,759
Series F, Insured: AMBAC (zero coupon), due 3/15/15 (b)	460,000	319,304
Series F, Insured: AMBAC (zero coupon), due 9/15/15 (b)	60,000	39,733
Series D, Insured: AMBAC (zero coupon), due 3/15/16 (b)	125,000	78,604
Harrisburg, Pennsylvania, Parking Authority Revenue Series J, Insured: NATL-RE 5.00%, due 9/1/22 (c)	500,000	471,025
Montgomery County, Pennsylvania, Industrial Development Authority Revenue, Acts Retirement Communities Series A 4.50%, due 11/15/36	500,000	376,665
Pennsylvania Economic Development Financing Authority Revenue Series B 8.00%, due 5/1/29	250,000	250,235
Pennsylvania Higher Educational Facilities Authority Revenue, University of the Arts Insured: RADIAN 5.75%, due 3/15/30 (h)	1,000,000	938,640
Pennsylvania Higher Educational Facilties Authority Revenue, Multi Modal Drexel Univarsity Series B 4.15%, due 5/1/33	175,000	175,000
X Philadelphia, PA 6.50%, due 8/1/41	1,500,000	1,561,680
Philadelphia Authority for Industrial Development Revenue, First Philadelphia Charter Series A 5.85%, due 8/15/37	650,000	533,917
Susquehanna Area Regional Airport Authority System Revenue Series A, Insured: AMBAC 5.00%, due 1/1/28 (a)(b)	120,000	103,309
West Shore Area Authority Hospital Revenue, Holy Spirit Hospital Sisters 6.50%, due 1/1/41	1,200,000	1,163,100

		7,106,844

Puerto Rico 1.0%
Puerto Rico Commonwealth Series C 6.50%, due 7/1/40	1,000,000	1,023,030

Rhode Island 1.1%
Providence Public Buildings Authority Revenue Series A, Insured: AGM 5.875%, due 6/15/26 (f)	1,000,000	1,003,700
Providence Redevelopment Agency Certificates of Participation Series A, Insured: RADIAN (zero coupon), due 9/1/35 (h)	280,000	48,440

		1,052,140

Tennessee 1.0%
Chattanooga Health Educational & Housing Facility Board Revenue, Refunding Series B 6.00%, due 10/1/35	500,000	433,495
Johnson City Health & Educational Facilities Board Revenue, First Mountain States Health Alliance Series A 5.50%, due 7/1/36	630,000	544,723

		978,218

Texas 8.1%
Alliance Airport Authority, American Airlines Project 7.00%, due 12/1/11 (a)	210,000	210,201
Central Texas Regional Mobility Authority Revenue (zero coupon), due 1/1/33	135,000	26,309
Harris County-Houston Sports Authority Revenue
Series B, Insured: NATL-RE (zero coupon), due 11/15/13 (c)	200,000	163,614
Series B, Insured: NATL-RE (zero coupon), due 11/15/15 (c)	1,400,000	969,556
Series B, Insured: NATL-RE (zero coupon), due 11/15/16 (c)	100,000	63,536

16 MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Municipal Bonds (continued)

Texas (continued)

Harris County-Houston Sports Authority Revenue (continued)
Series B, Insured: NATL-RE (zero coupon), due 11/15/18 (c)	$100,000	$52,789
Series H, Insured: NATL-RE (zero coupon), due 11/15/24 (c)	100,000	30,548
Houston Texas Airport System Revenue, Special Facilities Continental Airline Series B 6.125%, due 7/15/27 (a)	115,000	105,531
San Juan Texas Higher Education Finance Authority Revenue, Idea Public Schools Series A 6.70%, due 8/15/40	1,000,000	981,510
X Texas Private Activity Bond Surface Transportation Corp. Revenue
6.875%, due 12/31/39	1,450,000	1,492,398
7.00%, due 6/30/40	1,000,000	1,022,310
7.50%, due 6/30/33	750,000	798,705
Texas State Public Finance Authority Charter School Finance Corp. Revenue, ED—Burnham Wood Project Series A 6.25%, due 9/1/36	1,300,000	1,111,513
Travis County Health Facilities Development Corp. Revenue, Westminster Manor 7.125%, due 11/1/40	1,000,000	968,350

		7,996,870

Utah 1.1%
Santa Clara, Utah, Municipal Building Authority Lease Revenue Insured: CIFG 4.125%, due 2/1/28 (i)(j)	800,000	532,032
Utah State Charter School Finance Authority Revenue, North Star Academy Series A 7.00%, due 7/15/45	600,000	568,752

		1,100,784

Virginia 4.0%
X Capital Beltway Funding Corp. Revenue Series B 5.00%, due 12/31/47	4,000,000	4,000,000

Washington 1.0%
Greater Wenatchee Regional Events Center Public Facilities District Revenue, Revenue & Special Tax Building 5.25%, due 12/1/11	1,000,000	980,070

Wisconsin 1.8%
Menasha Wisconsin
Insured: NATL-RE 3.70%, due 3/1/13 (c)	740,000	702,378
4.40%, due 9/1/17	100,000	83,168
Warrens Wisconsin, Refunding 4.70%, due 12/1/19	120,000	96,713
Wisconsin State Health & Educational Facilities Authority Revenue Series B, Insured: AGM 0.60%, due 12/1/29 (f)	940,000	940,000

		1,822,259

Wyoming 0.5%
West Park Hospital District Revenue, West Park Hospital Project Series B 6.50%, due 6/1/27	500,000	505,860

Total Municipal Bonds (Cost $98,981,949)		96,743,536

	Shares
Unaffiliated Investment Companies 3.6%

California 1.7%
BlackRock MuniYield California Fund, Inc.	4,960	66,216
BlackRock MuniYield California Insured Fund, Inc.	15,810	200,471
Invesco California Insured Municipal Income Trust	16,147	203,775
Invesco California Quality Municipal Securities	28,900	334,373
Nuveen California Dividend Advantage Municipal Fund	35,000	426,650
Nuveen California Municipal Market Opportunity Fund	30,000	379,500
Nuveen California Performance Plus Municipal Fund	3,020	38,022

		1,649,007

Michigan 0.3%
Nuveen Michigan Premium Income Fund	1,405	17,942
Nuveen Michigan Quality Income	23,148	299,766

		317,708

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments April 30, 2011 (unaudited) (continued)

	Shares	Value
Unaffiliated Investment Companies (continued)

Multi-State 1.2%
Invesco Insured Municipal Income Trust	24,716	$339,351
Invesco Municipal Income Opportunities Trust	38,418	231,661
Invesco Municipal Income Opportunities Trust II	8,290	55,377
Invesco Quality Municipal Income Trust	12,300	146,616
Invesco Quality Municipal Securities	34,620	450,752

		1,223,757

New York 0.0%‡
Nuveen New York Dividend Advantage Municipal Fund	620	7,973
Nuveen New York Investment Quality Municipal Fund	2,320	30,903

		38,876

Pennsylvania 0.4%
Nuveen Pennsylvania Investment Quality Municipal Fund	9,600	125,376
Nuveen Pennsylvania Premium Income Municipal Fund 2	20,000	245,600

		370,976

Total Unaffiliated Investment Companies (Cost $3,946,578)		3,600,324

Total Investments (Cost $102,928,527) (l)	101.3%	100,343,860
Other Assets, Less Liabilities	(1.3)	(1,297,362)

Net Assets	100.0%	$99,046,498

‡	Less than one-tenth of a percent.
(a)	Interest on these securities is subject to alternative minimum tax.
(b)	AMBAC—Ambac Assurance Corp.
(c)	NATL-RE—National Public Finance Guarantee
(d)	ACA—ACA Financial Guaranty Corp.
(e)	AGC—ICC—Assured Guaranty Corporation—Insured Custody Certificates
(f)	AGM—Assured Guaranty Municipal Corp.
(g)	XLCA—XL Capital Assurance, Inc.
(h)	RADIAN—Radian Asset Assurance, Inc.
(i)	CIFG—CIFG Group
(j)	Illiquid security. The total market value of these securities at April 30, 2011 is $1,449,012, which represents 1.5% of the Fund’s net assets.
(k)	FGIC—Financial Guaranty Insurance Co.
(l)	At April 30, 2011, cost is $102,928,527 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$901,716
Gross unrealized depreciation	(3,486,383)

Net unrealized depreciation	$(2,584,667)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$96,743,536	$—	$96,743,536
Unaffiliated Investment Companies	3,600,324	—	—	3,600,324

Total Investments in Securities	$3,600,324	$96,743,536	$—	$100,343,860

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See note 2)

18 MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $102,928,527)	$100,343,860
Cash	98,413
Receivables:
Dividends and interest	1,578,521
Fund shares sold	1,043,019
Other assets	45,813

Total assets	103,109,626

Liabilities
Payables:
Investment securities purchased	3,863,883
Professional fees	28,348
Manager (See Note 3)	23,401
NYLIFE Distributors (See Note 3)	15,411
Fund shares redeemed	8,347
Shareholder communication	3,752
Transfer agent (See Note 3)	2,289
Custodian	2,143
Trustees	167
Accrued expenses	115
Dividend payable	115,272

Total liabilities	4,063,128

Net assets	$99,046,498

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,913
Additional paid-in capital	102,327,909

102,337,822
Distributions in excess of net investment income	(53,621)
Accumulated net realized gain (loss) on investments	(653,036)
Net unrealized depreciation (depreciation) on investments	(2,584,667)

Net assets	$99,046,498

Investor Class
Net assets applicable to outstanding shares	$720,617

Shares of beneficial interest outstanding	72,202

Net asset value per share outstanding	$9.98
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.45

Class A
Net assets applicable to outstanding shares	$36,812,168

Shares of beneficial interest outstanding	3,683,221

Net asset value per share outstanding	$9.99
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.46

Class C
Net assets applicable to outstanding shares	$11,583,988

Shares of beneficial interest outstanding	1,161,272

Net asset value and offering price per share outstanding	$9.98

Class I
Net assets applicable to outstanding shares	$49,929,725

Shares of beneficial interest outstanding	4,996,075

Net asset value and offering price per share outstanding	$9.99

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest	$2,537,708
Dividends	119,802

Total income	2,657,510

Expenses
Manager (See Note 3)	222,956
Distribution/Service—Investor Class (See Note 3)	816
Distribution/Service—Class A (See Note 3)	32,134
Distribution/Service—Class C (See Note 3)	39,421
Registration	54,467
Professional fees	26,334
Transfer agent (See Note 3)	13,334
Shareholder communication	11,063
Custodian	9,680
Offering (See Note 2)	9,294
Trustees	1,151
Miscellaneous	3,581

Total expenses before waiver/reimbursement	424,231

Expense waiver/reimbursement from Manager (See Note 3)	(106,231)

Net expenses	318,000

Net investment income (loss)	2,339,510

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	(653,136)
Realized gain distributions from unaffiliated investment companies	139

Net realized gain (loss) on investments and unaffiliated investment company transactions	(652,997)

Net change in unrealized appreciation (depreciation) on investments	(5,091,484)

Net realized and unrealized gain (loss) on investments	(5,744,481)

Net increase (decrease) in net assets resulting from operations	$(3,404,971)

20 MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the period March 31, 2010 (commencement of operations) through October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,339,510	$1,125,045
Net realized gain (loss) on investments and from unaffiliated investment company transactions	(652,997)	231,616
Net change in unrealized appreciation (depreciation) on investments	(5,091,484)	2,506,817

Net increase (decrease) in net assets resulting from operations	(3,404,971)	3,863,478

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(19,058)	(8,866)
Class A	(768,312)	(281,977)
Class C	(205,237)	(50,163)
Class I	(1,407,973)	(788,554)

	(2,400,580)	(1,129,560)

From net realized gain on investments:
Investor Class	(1,870)	—
Class A	(68,664)	—
Class C	(19,909)	—
Class I	(141,212)	—

	(231,655)	—

Total dividends and distributions to shareholders	(2,632,235)	(1,129,560)

Capital share transactions:
Net proceeds from sale of shares	43,953,364	70,786,977
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,037,622	1,052,548
Cost of shares redeemed	(14,765,230)	(715,495)

Increase (decrease) in net assets derived from capital share transactions	31,225,756	71,124,030

Net increase (decrease) in net assets	25,188,550	73,857,948

Net Assets
Beginning of period	73,857,948	—

End of period	$99,046,498	$73,857,948

Undistributed (distributions in excess of) net investment income at end of period	$(53,621)	$7,449

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Investor Class
			March 31,
	Six months		2010**
	ended		through
	April 30,		October 31,
	2011*		2010
Net asset value at beginning of period	$10.75		$10.00

Net investment income (loss)	0.27		0.27
Net realized and unrealized gain (loss) on investments	(0.73)		0.75

Total from investment operations	(0.46)		1.02

Less dividends and distributions:
From net investment income	(0.28)		(0.27)
From net realized gain on investments	(0.03)		—

Total dividends and distributions	(0.31)		(0.27)

Net asset value at end of period	$9.98		$10.75

Total investment return (a)	(4.24	%)(b)	10.32	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.65	% ††	5.03	%††
Net expenses	0.92	% ††	1.00	%††
Expenses (before waiver/reimbursement)	1.18	% ††	1.73	%††
Portfolio turnover rate	93%		163%
Net assets at end of period (in 000’s)	$721		$598

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Class A
			March 31,
	Six months		2010**
	ended		through
	April 30,		October 31,
	2011*		2010
Net asset value at beginning of period	$10.77		$10.00

Net investment income (loss)	0.28		0.27
Net realized and unrealized gain (loss) on investments	(0.74)		0.78

Total from investment operations	(0.46)		1.05

Less dividends and distributions:
From net investment income	(0.29)		(0.28)
From net realized gain on investments	(0.03)		—

Total dividends and distributions	(0.32)		(0.28)

Net asset value at end of period	$9.99		$10.77

Total investment return (a)	(4.20	%)(b)	10.59	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.72	% ††	5.20	% ††
Net expenses	0.85	% ††	0.85	% ††
Expenses (before waiver/reimbursement)	1.11	% ††	1.58	% ††
Portfolio turnover rate	93%		163%
Net assets at end of period (in 000’s)	$36,812		$23,062

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

22 MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
			March 31,
	Six months		2010**
	ended		through
	April 30,		October 31,
	2011*		2010
Net asset value at beginning of period	$10.75		$10.00

Net investment income (loss)	0.24		0.22
Net realized and unrealized gain (loss) on investments	(0.73)		0.77

Total from investment operations	(0.49)		0.99

Less dividends and distributions:
From net investment income	(0.25)		(0.24)
From net realized gain on investments	(0.03)		—

Total dividends and distributions	(0.28)		(0.24)

Net asset value at end of period	$9.98		$10.75

Total investment return (a)	(4.59	%)(b)	9.96	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.92	% ††	4.33	%††
Net expenses	1.67	% ††	1.75	%††
Expenses (before waiver/reimbursement)	1.94	% ††	2.48	%††
Portfolio turnover rate	93%		163%
Net assets at end of period (in 000’s)	$11,584		$5,477

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Class I
			March 31,
	Six months		2010**
	ended		through
	April 30,		October 31,
	2011*		2010
Net asset value at beginning of period	$10.77		$10.00

Net investment income (loss)	0.29		0.29
Net realized and unrealized gain (loss) on investments	(0.74)		0.76

Total from investment operations	(0.45)		1.05

Less dividends and distributions:
From net investment income	(0.30)		(0.28)
From net realized gain on investments	(0.03)		—

Total dividends and distributions	(0.33)		(0.28)

Net asset value at end of period	$9.99		$10.77

Total investment return (a)	(4.19	%)(b)	10.66	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.95	% ††	5.26	%††
Net expenses	0.60	% ††	0.60	%††
Expenses (before reimbursement/waiver)	0.86	% ††	1.33	%††
Portfolio turnover rate	93%		163%
Net assets at end of period (in 000’s)	$49,930		$44,720

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Municipal Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class shares, Class A shares, Class C shares and Class I shares commenced operations on March 31, 2010. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. Total return is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by

24    MainStay High Yield Municipal Bond Fund

the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including

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Notes to Financial Statements (unaudited) (continued)

those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Concentration of Risk. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(H) Offering Costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations were being amortized on a straight line basis over twelve months.

(I) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement, as amended (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.55% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.85% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $222,956 and waived/reimbursed its fees in the amount of $106,231.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from applicable Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, applicable Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,348 and $27,966, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $2,009 for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent

26    MainStay High Yield Municipal Bond Fund

expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$322

Class A	3,222

Class C	3,946

Class I	5,844

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$26,294	3.6%

Class A	26,368	0.1

Class C	26,128	0.2

Class I	40,798,939	81.7

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $1,122. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Income Tax

The tax character of distributions paid during the period ended October 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

2010

Distribution paid from:
Ordinary Income	$39,604
Exempt Interest Dividends	1,089,956

Total	$1,129,560

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $110,487 and $76,438, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	31,003	$314,079
Shares issued to shareholders in reinvestment of dividends and distributions	1,955	19,574
Shares redeemed	(16,826)	(168,772)

Net increase (decrease) in shares outstanding before conversion	16,132	164,881
Shares converted into Investor Class (See Note 1)	8,064	80,397
Shares converted from Investor Class (See Note 1)	(7,645)	(76,369)

Net increase (decrease)	16,551	$168,909

Period ended October 31, 2010 (a):
Shares sold	75,666	$792,111
Shares issued to shareholders in reinvestment of dividends	827	8,767
Shares redeemed	(20,842)	(220,971)

Net increase (decrease)	55,651	$579,907

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Notes to Financial Statements (unaudited) (continued)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	2,120,030	$21,307,330
Shares issued to shareholders in reinvestment of dividends and distributions	52,452	526,152
Shares redeemed	(630,496)	(6,338,976)

Net increase (decrease) in shares outstanding before conversion	1,541,986	15,494,506
Shares converted into Class A (See Note 1)	7,637	76,369
Shares converted from Class A (See Note 1)	(8,056)	(80,397)

Net increase (decrease)	1,541,567	$15,490,478

Period ended October 31, 2010 (a):
Shares sold	2,155,426	$22,681,777
Shares issued to shareholders in reinvestment of dividends	20,800	221,470
Shares redeemed	(34,572)	(370,076)

Net increase (decrease)	2,141,654	$22,533,171

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	779,603	$7,867,065
Shares issued to shareholders in reinvestment of dividends and distributions	10,472	104,880
Shares redeemed	(138,345)	(1,383,735)

Net increase (decrease)	651,730	$6,588,210

Period ended October 31, 2010 (a):
Shares sold	517,803	$5,472,564
Shares issued to shareholders in reinvestment of dividends	3,619	38,369
Shares redeemed	(11,880)	(124,448)

Net increase (decrease)	509,542	$5,386,485

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,399,683	$14,464,890
Shares issued to shareholders in reinvestment of dividends and distributions	138,362	1,387,016
Shares redeemed	(695,023)	(6,873,747)

Net increase (decrease)	843,022	$8,978,159

Period ended October 31, 2010 (a):
Shares sold	4,079,174	$41,840,525
Shares issued to shareholders in reinvestment of dividends	73,879	783,942

Net increase (decrease)	4,153,053	$42,624,467

(a) The Fund commenced investment operations on March 31, 2010.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28    MainStay High Yield Municipal Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its March 2010 and June 2010 meetings. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments as part of its initial consideration and approval of the Agreements at the Board’s March 2010 meeting and as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MacKay Shields in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MacKay Shields at regular and special Board meetings. Information requested by and provided to the Board specifically by New York Life Investments and MacKay Shields in connection with these contract review processes included, among other things, information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by New York Life Investments.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund and other MainStay Funds, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the legal and compliance environment of the Fund and the other MainStay Funds, for overseeing MacKay Shields’ compliance with the policies and investment objectives of the Fund and other MainStay Funds, and for implementing Board directives as they relate to the Fund and other MainStay Funds. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

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Board Consideration and Approval of Management Agreement and Subadvisory Agreement(Unaudited) (continued)

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, and the Fund’s risk-adjusted investment performance, as appropriate. The Board also considered, in connection with the March 2010 contract review process, historical investment performance of other investment portfolios with similar strategies that are or have been managed by the portfolio managers of the Fund. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the December 2010 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the December 2010 contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life

30    MainStay High Yield Municipal Bond Fund

Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments with respect to the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of MainStay Fund share classes, generally, and actions taken specifically with respect to the Fund, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) setting an investment minimum for Investor Class shares of the Fund at $2,500; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors and offering Investor Class shares of the Fund since its inception.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com    31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX, once it is filed, will be available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q will be available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32    MainStay High Yield Municipal Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23182 MS136-11	MSMHY10-06/11
F5

MainStay ICAP Funds

Message from the President and Semiannual Report

Unaudited - April 30, 2011

MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund

This page intentionally left blank

Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

MainStay ICAP Equity Fund	5

MainStay ICAP Select Equity Fund	23

MainStay ICAP Global Fund	42

MainStay ICAP International Fund	58

Notes to Financial Statements	77

Board Consideration and Approval of Management Agreements and Subadvisory Agreements	94

Proxy Voting Policies and Procedures and Proxy Voting Record	98

Shareholder Reports and Quarterly Portfolio Disclosure	98

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	10.39%	9.80%	1.69%	3.23%	1.56%
		Excluding sales charges	16.82	16.19	2.85	3.82	1.56

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	10.56	10.18	1.82	3.30	1.18
		Excluding sales charges	17.00	16.59	2.98	3.88	1.18

Class C Shares[4]	Maximum 1% CDSC	With sales charges	15.38	14.32	2.07	3.04	2.31
	if Redeemed Within One Year of Purchase	Excluding sales charges	16.38	15.32	2.07	3.04	2.31

Class I Shares	No Sales Charge		17.16	16.89	3.31	4.18	0.93

Class R1 Shares[4]	No Sales Charge		17.10	16.81	3.22	4.09	1.03

Class R2 Shares[4]	No Sales Charge		16.91	16.44	2.95	3.82	1.28

Class R3 Shares[4]	No Sales Charge		16.79	16.19	2.70	3.56	1.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, includes the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, includes the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

S&P 500® Index[5]	16.36%	17.22%	2.95%	2.82%

S&P 500® Value Index[6]	17.97	15.52	1.00	2.60

Average Lipper Large-Cap Value Fund[7]	16.48	14.48	1.14	3.35

5.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The S&P 500® Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,168.20	$7.90	$1,017.50	$7.35

Class A Shares	$1,000.00	$1,170.00	$6.40	$1,018.90	$5.96

Class C Shares	$1,000.00	$1,163.80	$11.91	$1,013.80	$11.08

Class I Shares	$1,000.00	$1,171.60	$4.85	$1,020.30	$4.51

Class R1 Shares	$1,000.00	$1,171.00	$5.33	$1,019.90	$4.96

Class R2 Shares	$1,000.00	$1,169.10	$6.88	$1,018.40	$6.41

Class R3 Shares	$1,000.00	$1,167.90	$8.22	$1,017.20	$7.65

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.47% for Investor Class, 1.19% for Class A, 2.22% for Class C, 0.90% for Class I, 0.99% for Class R1, 1.28% for Class R2 and 1.53% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Sector Composition as of April 30, 2011 (Unaudited)

Financials	21.8%
Health Care	18.7
Consumer Discretionary	13.1
Consumer Staples	11.6
Energy	10.0
Information Technology	8.7
Telecommunication Services	6.4
Industrials	3.3
Materials	2.5
Short-Term Investment	4.0
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	Sanofi-Aventis, Sponsored ADR
2.	Pfizer, Inc.
3.	PepsiCo., Inc.
4.	Vodafone Group PLC, Sponsored ADR
5.	JPMorgan Chase & Co.
6.	Time Warner, Inc.
7.	Viacom, Inc. Class B
8.	Coca-Cola Co. (The)
9.	Merck & Co., Inc.
10.	Honeywell International, Inc.

8    MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Equity Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay ICAP Equity Fund returned 16.82% for Investor Class shares, 17.00% for Class A shares and 16.38% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 17.16%, Class R1 shares returned 17.10%, Class R2 shares returned 16.91% and Class R3 shares returned 16.79%. Investor Class, Class A, Class I, Class R1, Class R2 and Class R3 shares outperformed—and Class C shares underperformed—the 16.48% return of the average Lipper1 large-cap value fund for the reporting period. All share classes outperformed the 16.36% return of the S&P 500® Index2 for the six months ended April 30, 2011. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of factors affected the Fund’s performance relative to the S&P 500® Index. Strong stock selection in the consumer discretionary and health care sectors added to the Fund’s rela-tive performance. Weak stock selection in the materials and consumer staples sectors, however, detracted from performance relative to the Fund’s benchmark. The Fund benefited from an underweight position in the information technology sector, but an underweight position in the industrials sector detracted from the Fund’s performance relative to the S&P 500® Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index were consumer discretionary, health care and information technology. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver for both consumer discretionary and health care, while underweighting the information technology sector added to the Fund’s relative performance.

Sectors that were particularly weak relative to the Index were materials, consumer staples and financials. Poor stock selection was the primary driver in materials and consumer staples, while overweighting the financials sector detracted from the Fund’s relative performance. Although each of these sectors detracted from the Fund’s relative performance, only the materials sector had a negative total return for the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were integrated oil companies Occidental Petroleum and Marathon Oil and media company Viacom. Each of the integrated oil companies benefited from the rise in oil prices during the reporting period. Marathon Oil also benefited when plans to spin off its refining business met with investor approval. Viacom benefited as better ratings led to increased revenue from advertising and affiliate fees. All three stocks remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included networking and communications provider Cisco Systems, gold producer Newmont Mining and global investment bank Goldman Sachs. Cisco Systems underperformed when its sales and earnings outlook disappointed investors. Newmont Mining lagged as hopes that gold prices would continue to rise became less certain. We sold the Fund’s positions in both of these stocks. Goldman Sachs remained in the Fund at the end of the reporting period because we continued to believe that the firm could benefit from increased investor confidence and activity.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing, if somewhat restrained, economic recovery, the stock market remained volatile but continued to rebound overall. In this environment, we continued to look for stocks with attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added media company Time Warner to the Fund. The investment reflected our belief that the company’s advertising growth and ability to increase cable-network affiliate fees could provide consistent revenue and earnings upside. In our view, increasing market penetration and strong programming and ratings should give Time Warner leverage on affiliate fees. We also added global agriculture business Archer-Daniels-Midland. We believed that regional food-commodity supply disruptions may continue to create urgent needs around the globe, generating higher crop prices and supply dislocations that could result in greater opportunities for Archer-Daniels-Midland’s service business.

In addition to the sales already mentioned, we sold the Fund’s positions in regional bank U.S. Bancorp and independent energy producer Apache. Each was sold because we believed other stocks had greater upside potential and were more attractive on a relative-valuation basis.

1. See footnote on page 6 for more information about Lipper Inc.
 2. See footnote on page 6 for more information on the S&P 500® Index.

mainstayinvestments.com    9

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector exposure relative to the S&P 500® Index in the health care and consumer discretionary sectors. In health care, we increased the size of the Fund’s already overweight position. In consumer discretionary, the Fund went from an underweight position at the beginning of the reporting period to an overweight position at the end of the reporting period.

Over the same period, the Fund decreased its sector weightings relative to the S&P 500® Index in energy and materials. In each case, the Fund moved from an overweight position relative to the benchmark to an underweight position.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund was most significantly overweight relative to the S&P 500® Index in the health care and financials sectors and most significantly underweight relative to the Index in information technology and industrials. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of the individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay ICAP Equity Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 96.1%†

Consumer Discretionary 13.1%
Johnson Controls, Inc.	399,821	$16,392,661
Lowe’s Cos., Inc.	837,987	21,997,159
Staples, Inc.	434,050	9,175,817
X Time Warner, Inc.	800,813	30,318,780
X Viacom, Inc. Class B	580,384	29,692,445

		107,576,862

Consumer Staples 11.6%
Archer-Daniels-Midland Co.	388,550	14,384,121
X Coca-Cola Co. (The)	435,681	29,391,040
CVS Caremark Corp.	134,549	4,876,056
Molson Coors Brewing Co. Class B	230,557	11,239,654
X PepsiCo., Inc.	514,439	35,439,703

		95,330,574

Energy 10.0%
Chevron Corp.	183,233	20,053,019
ConocoPhillips	254,706	20,103,945
Marathon Oil Corp.	435,197	23,518,046
Occidental Petroleum Corp.	164,213	18,767,904

		82,442,914

Financials 21.8%
ACE, Ltd.	232,241	15,618,207
Aflac, Inc.	262,688	14,760,439
Aon Corp.	290,443	15,152,411
BB&T Corp.	639,965	17,227,858
BlackRock, Inc.	75,419	14,777,599
Charles Schwab Corp. (The)	456,085	8,350,916
Goldman Sachs Group, Inc. (The)	135,112	20,403,263
X JPMorgan Chase & Co.	666,250	30,400,987
MetLife, Inc.	541,526	25,338,002
Wells Fargo & Co.	598,206	17,413,777

		179,443,459

Health Care 18.7%
Covidien PLC	395,956	22,050,790
HCA Holdings, Inc. (a)	325,550	10,678,040
X Merck & Co., Inc.	756,510	27,196,535
X Pfizer, Inc.	1,883,170	39,471,243
X Sanofi-Aventis, Sponsored ADR (b)	999,325	39,493,324
WellPoint, Inc.	189,332	14,538,804

		153,428,736

Industrials 3.3%
X Honeywell International, Inc.	440,275	26,958,038

Information Technology 8.7%
Accenture PLC Class A	218,449	12,479,991
Applied Materials, Inc.	915,950	14,371,256
Microsoft Corp.	975,952	25,394,271
QUALCOMM, Inc.	72,993	4,148,922
Texas Instruments, Inc.	434,438	15,435,582

		71,830,022

Materials 2.5%
Monsanto Co.	180,569	12,285,915
Owens-Illinois, Inc. (a)	271,433	8,053,417

		20,339,332

Telecommunication Services 6.4%
BCE, Inc.	594,949	22,268,941
X Vodafone Group PLC, Sponsored ADR (b)	1,048,876	30,543,269

		52,812,210

Total Common Stocks (Cost $593,814,707)		790,162,147

	Principal
	Amount
Short-Term Investment 4.0%

Repurchase Agreement 4.0%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $32,751,850 (Collateralized by a United States Treasury Bill with rate of 0.025% and a maturity date of 7/21/11, with a Principal Amount of $33,410,000 and a Market Value of $33,408,074)	$32,751,823	32,751,823

Total Short-Term Investment (Cost $32,751,823)		32,751,823

Total Investments (Cost $626,566,530) (c)	100.1%	822,913,970
Other Assets, Less Liabilities	(0.1)	(531,251)
Net Assets	100.0%	$822,382,719

(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	At April 30, 2011, cost is $649,219,248 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$196,742,705
Gross unrealized depreciation	(23,047,983)

Net unrealized appreciation	$173,694,722

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$790,162,147	$—	$—	$790,162,147
Short-Term Investment
Repurchase Agreement	—	32,751,823	—	32,751,823

Total Investments in Securities	$790,162,147	$32,751,823	$—	$822,913,970

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12 MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $626,566,530)	$822,913,970
Receivables:
Investment securities sold	1,930,362
Fund shares sold	1,212,456
Dividends and interest	688,793
Other assets	58,622

Total assets	826,804,203

Liabilities
Payables:
Investment securities purchased	3,169,363
Fund shares redeemed	516,419
Manager (See Note 3)	510,341
Transfer agent (See Note 3)	97,852
Professional fees	49,712
Shareholder communication	45,656
NYLIFE Distributors (See Note 3)	19,095
Trustees	4,269
Custodian	4,081
Accrued expenses	4,696

Total liabilities	4,421,484

Net assets	$822,382,719

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,842
Additional paid-in capital	814,349,145

814,369,987
Undistributed net investment income	105,421
Accumulated net realized gain (loss) on investments and foreign currency transactions	(188,440,129)
Net unrealized appreciation (depreciation) on investments	196,347,440

Net assets	$822,382,719

Investor Class
Net assets applicable to outstanding shares	$13,058,171

Shares of beneficial interest outstanding	331,668

Net asset value per share outstanding	$39.37
Maximum sales charge (5.50% of offering price)	2.29

Maximum offering price per share outstanding	$41.66

Class A
Net assets applicable to outstanding shares	$40,528,615

Shares of beneficial interest outstanding	1,028,430

Net asset value per share outstanding	$39.41
Maximum sales charge (5.50% of offering price)	2.29

Maximum offering price per share outstanding	$41.70

Class C
Net assets applicable to outstanding shares	$8,891,772

Shares of beneficial interest outstanding	227,506

Net asset value and offering price per share outstanding	$39.08

Class I
Net assets applicable to outstanding shares	$746,852,670

Shares of beneficial interest outstanding	18,923,366

Net asset value and offering price per share outstanding	$39.47

Class R1
Net assets applicable to outstanding shares	$3,872,594

Shares of beneficial interest outstanding	98,070

Net asset value and offering price per share outstanding	$39.49

Class R2
Net assets applicable to outstanding shares	$6,562,819

Shares of beneficial interest outstanding	166,514

Net asset value and offering price per share outstanding	$39.41

Class R3
Net assets applicable to outstanding shares	$2,616,078

Shares of beneficial interest outstanding	66,454

Net asset value and offering price per share outstanding	$39.37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$8,543,204
Interest	1,261

Total income	8,544,465

Expenses
Manager (See Note 3)	3,256,690
Transfer agent (See Note 3)	339,274
Distribution/Service—Investor Class (See Note 3)	15,493
Distribution/Service—Class A (See Note 3)	34,227
Distribution/Service—Class C (See Note 3)	38,169
Distribution/Service—Class R2 (See Note 3)	6,334
Distribution/Service—Class R3 (See Note 3)	6,284
Professional fees	70,988
Registration	54,765
Shareholder communication	52,378
Trustees	13,801
Custodian	10,065
Shareholder service (See Note 3)	5,583
Miscellaneous	21,261

Total expenses before waiver/reimbursement	3,925,312
Expense waiver/reimbursement from Manager (See Note 3)	(117,348)

Net expenses	3,807,964

Net investment income (loss)	4,736,501

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (b)	61,960,005
Foreign currency transactions	4,135

Net realized gain (loss) on investments and foreign currency transactions	61,964,140

Net change in unrealized appreciation (depreciation) on investments	65,365,107

Net realized and unrealized gain (loss) on investments and foreign currency transactions	127,329,247

Net increase (decrease) in net assets resulting from operations	$132,065,748

(a)	Dividends recorded net of foreign withholding taxes in the amount of $134,979.

(b)	Includes realized gain due to an in-kind transfer of securities in the amount of $21,157,510. (See Note 11)

14 MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,736,501	$10,896,132
Net realized gain (loss) on investments and foreign currency transactions (a)	61,964,140	75,384,460
Net change in unrealized appreciation (depreciation) on investments	65,365,107	23,063,886

Net increase (decrease) in net assets resulting from operations	132,065,748	109,344,478

Dividends to shareholders:
From net investment income:
Investor Class	(40,275)	(93,023)
Class A	(120,041)	(298,176)
Class C	(2,397)	(20,816)
Class I	(4,728,378)	(10,501,064)
Class R1	(19,916)	(30,641)
Class R2	(20,468)	(33,083)
Class R3	(7,759)	(10,232)

Total dividends to shareholders	(4,939,234)	(10,987,035)

Capital share transactions:
Net proceeds from sale of shares	95,668,456	271,846,099
Net asset value of shares issued to shareholders in reinvestment of dividends	4,806,875	10,725,860
Cost of shares redeemed (b)	(259,654,976)	(278,527,891)

Increase (decrease) in net assets derived from capital share transactions	(159,179,645)	4,044,068

Net increase (decrease) in net assets	(32,053,131)	102,401,511
Net Assets
Beginning of period	854,435,850	752,034,339

End of period	$822,382,719	$854,435,850

Undistributed net investment income at end of period	$105,421	$308,154

(a)	Includes realized gains due to an in-kind transfer of securities in the amount of $21,157,510 in 2011 and $7,782,475 in 2010. (See Note 11)

(b)	Includes redemption of shares due to an in-kind transfer of securities in the amount of $99,040,775 in 2011 and $55,704,242 in 2010. (See Note 11)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Financial Highlights selected per share data and ratios

	Investor Class
					April 29,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$33.81		$29.89	$26.95	$39.51

Net investment income (loss)	0.11	(a)	0.22 (a)	0.32 (a)	0.27
Net realized and unrealized gain (loss) on investments	5.57		3.95	3.15	(12.55)

Total from investment operations	5.68		4.17	3.47	(12.28)

Less dividends:
From net investment income	(0.12)		(0.25)	(0.53)	(0.28)

Net asset value at end of period	$39.37		$33.81	$29.89	$26.95

Total investment return (b)	16.82	%(c)	14.02%	13.32%	(31.24	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60	%††	0.69%	1.24%	1.54	% ††
Net expenses	1.47	%††	1.56%	1.29%	1.19	% ††
Expenses (before waiver/reimbursement)	1.47	%††	1.56%	1.69%	1.61	% ††
Portfolio turnover rate	31%		64%	93%	106%
Net assets at end of period (in 000’s)	$13,058		$12,036	$11,465	$10,798

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

16 MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
					January 1,			September 1,
	Six months				2008***			2006**
	ended		Year ended		through		Year ended	through
	April 30,		October 31,		October 31,		December 31,	December 31,
	2011*		2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.84		$29.89	$26.93	$41.53		$45.01	$44.82

Net investment income (loss)	0.15	(a)	0.34 (a)	0.35 (a)	0.42		0.66	0.20	(a)
Net realized and unrealized gain (loss) on investments	5.59		3.96	3.15	(14.59)		1.88	4.02

Total from investment operations	5.74		4.30	3.50	(14.17)		2.54	4.22

Less dividends and distributions:
From net investment income	(0.17)		(0.35)	(0.54)	(0.43)		(0.61)	(0.30)
From net realized gain on investments	—		—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.17)		(0.35)	(0.54)	(0.43)		(6.02)	(4.03)

Net asset value at end of period	$39.41		$33.84	$29.89	$26.93		$41.53	$45.01

Total investment return (b)	17.00	%(c)	14.44%	13.46%	(34.38	%)(c)	5.78%	9.55	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83	%††	1.08%	1.35%	1.38	% ††	1.22%	1.28	%††
Net expenses	1.19	%††	1.18%	1.18%	1.18	% ††	1.18%	1.30	%††
Expenses (before waiver/reimbursement)	1.19	%††	1.18%	1.26%	1.35	% ††	1.36%	1.39	%††
Portfolio turnover rate	31%		64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$40,529		$24,138	$25,257	$21,826		$51,349	$6,798

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class C
						January 1,			September 1,
	Six months					2008***			2006**
	ended					through		Year ended	through
	April 30,		Year ended October 31,			October 31,		December 31,	December 31,
	2011*		2010		2009	2008		2007	2006
Net asset value at beginning of period	$33.59		$29.78		$26.86	$41.43		$44.96	$44.82

Net investment income (loss)	(0.03	)(a)	(0.02	)(a)	0.13 (a)	0.19		0.34	0.08	(a)
Net realized and unrealized gain (loss) on investments	5.53		3.93		3.13	(14.55)		1.85	4.03

Total from investment operations	5.50		3.91		3.26	(14.36)		2.19	4.11

Less dividends and distributions:
From net investment income	(0.01)		(0.10)		(0.34)	(0.21)		(0.31)	(0.24)
From net realized gain on investments	—		—		—	—		(5.41)	(3.73)

Total dividends and distributions	(0.01)		(0.10)		(0.34)	(0.21)		(5.72)	(3.97)

Net asset value at end of period	$39.08		$33.59		$29.78	$26.86		$41.43	$44.96

Total investment return (b)	16.38	% (c)	13.15%		12.51%	(34.82	%)(c)	4.99%	9.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18	%)††	(0.07%)		0.52%	0.65	% ††	0.49%	0.54	%††
Net expenses	2.22	% ††	2.31%		2.04%	1.94	% ††	1.93%	2.05	%††
Expenses (before waiver/reimbursement)	2.22	% ††	2.31%		2.44%	2.30	% ††	2.11%	2.14	%††
Portfolio turnover rate	31%		64%		93%	106%		71%	80%
Net assets at end of period (in 000’s)	$8,892		$6,825		$5,206	$4,996		$8,606	$1,922

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18 MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
					January 1,
	Six months				2008***
	ended				through
	April 30,		Year ended October 31,		October 31,		Year ended December 31,
	2011*		2010	2009	2008		2007	2006	2005
Net asset value at beginning of period	$33.89		$29.93	$26.97	$41.57		$45.03	$41.17	$44.01

Net investment income (loss)	0.22	(a)	0.43 (a)	0.45 (a)	0.54		0.77	0.63 (a)	0.65
Net realized and unrealized gain (loss) on investments	5.58		3.96	3.14	(14.62)		1.94	7.59	4.17

Total from investment operations	5.80		4.39	3.59	(14.08)		2.71	8.22	4.82

Less dividends and distributions:
From net investment income	(0.22)		(0.43)	(0.63)	(0.52)		(0.76)	(0.63)	(0.64)
From net realized gain on investments	—		—	—	—		(5.41)	(3.73)	(7.02)

Total dividends and distributions	(0.22)		(0.43)	(0.63)	(0.52)		(6.17)	(4.36)	(7.66)

Net asset value at end of period	$39.47		$33.89	$29.93	$26.97		$41.57	$45.03	$41.17

Total investment return (b)	17.16	%(c)	14.76%	13.86%	(34.18	%)(c)	6.20%	20.17%	10.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20	%††	1.35%	1.76%	1.79	% ††	1.63%	1.42%	1.37%
Net expenses	0.90	%††	0.90%	0.83%	0.80	% ††	0.80%	0.80%	0.80%
Expenses (before reimbursement/waiver)	0.93	%††	0.93%	1.02%	0.96	% ††	0.92%	0.88%	0.88%
Portfolio turnover rate	31%		64%	93%	106%		71%	80%	86%
Net assets at end of period (in 000’s)	$746,853		$801,517	$705,425	$732,479		$1,041,210	$982,543	$800,011

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class R1
					January 1,			September 1,
	Six months				2008***			2006**
	ended				through		Year ended	through
	April 30,		Year ended October 31,		October 31,		December 31,	December 31,
	2011*		2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.91		$29.94	$26.98	$41.59		$45.00	$44.82

Net investment income (loss)	0.20	(a)	0.40 (a)	0.39 (a)	0.52		0.77	0.22	(a)
Net realized and unrealized gain (loss) on investments	5.58		3.97	3.18	(14.64)		1.94	4.03

Total from investment operations	5.78		4.37	3.57	(14.12)		2.71	4.25

Less dividends and distributions:
From net investment income	(0.20)		(0.40)	(0.61)	(0.49)		(0.71)	(0.34)
From net realized gain on investments	—		—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.20)		(0.40)	(0.61)	(0.49)		(6.12)	(4.07)

Net asset value at end of period	$39.49		$33.91	$29.94	$26.98		$41.59	$45.00

Total investment return (b)	17.10	%(c)	14.67%	13.73%	(34.24	%)(c)	6.10%	9.67	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07	%††	1.24%	1.49%	1.66	% ††	1.72%	1.38	%††
Net expenses	0.99	%††	1.01%	0.94%	0.90	% ††	0.90%	0.90	%††
Expenses (before waiver/reimbursement)	1.03	%††	1.03%	1.11%	1.06	% ††	1.02%	0.99	%††
Portfolio turnover rate	31%		64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$3,873		$3,351	$2,268	$1,370		$1,097	$40

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20 MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
					January 1,			September 1,
	Six months				2008***			2006**
	ended				through		Year ended	through
	April 30,		Year ended October 31,		October 31,		December 31,	December 31,
	2011*		2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.85		$29.90	$26.94	$41.54		$45.02	$44.82

Net investment income (loss)	0.14	(a)	0.30 (a)	0.33 (a)	0.44		0.63	0.12	(a)
Net realized and unrealized gain (loss) on investments	5.57		3.97	3.17	(14.62)		1.92	4.13

Total from investment operations	5.71		4.27	3.50	(14.18)		2.55	4.25

Less dividends and distributions:
From net investment income	(0.15)		(0.32)	(0.54)	(0.42)		(0.62)	(0.32)
From net realized gain on investments	—		—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.15)		(0.32)	(0.54)	(0.42)		(6.03)	(4.05)

Net asset value at end of period	$39.41		$33.85	$29.90	$26.94		$41.54	$45.02

Total investment return (b)	16.91	%(c)	14.36%	13.47%	(34.38	%)(c)	5.82%	9.58	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76	%††	0.93%	1.27%	1.43	% ††	1.29%	0.77	%††
Net expenses	1.28	%††	1.28%	1.19%	1.15	% ††	1.15%	1.15	%††
Expenses (before waiver/reimbursement)	1.28	%††	1.28%	1.36%	1.31	% ††	1.27%	1.24	%††
Portfolio turnover rate	31%		64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$6,563		$4,313	$2,050	$781		$1,156	$1,161

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class R3
					January 1,			September 1,
	Six months				2008***			2006**
	ended				through		Year ended	through
	April 30,		Year ended October 31,		October 31,		December 31,	December 31,
	2011*		2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.81		$29.89	$26.93	$41.52		$45.00	$44.82

Net investment income (loss)	0.10	(a)	0.22 (a)	0.23 (a)	0.38		0.57	0.13	(a)
Net realized and unrealized gain (loss) on investments	5.57		3.97	3.21	(14.61)		1.86	4.06

Total from investment operations	5.67		4.19	3.44	(14.23)		2.43	4.19

Less dividends and distributions:
From net investment income	(0.11)		(0.27)	(0.48)	(0.36)		(0.50)	(0.28)
From net realized gain on investments	—		—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.11)		(0.27)	(0.48)	(0.36)		(5.91)	(4.01)

Net asset value at end of period	$39.37		$33.81	$29.89	$26.93		$41.52	$45.00

Total investment return (b)	16.79	%(c)	14.07%	13.22%	(34.51	%)(c)	5.55%	9.49	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53	%††	0.70%	0.88%	1.16	% ††	0.98%	0.86	%††
Net expenses	1.53	%††	1.53%	1.45%	1.40	% ††	1.40%	1.40	%††
Expenses (before waiver/reimbursement)	1.53	%††	1.53%	1.60%	1.57	% ††	1.52%	1.49	%††
Portfolio turnover rate	31%		64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$2,616		$2,257	$365	$72		$67	$27

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22 MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay ICAP Select Equity Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	9.24%	9.99%	2.35%	4.74%	1.51%
		Excluding sales charges	15.60	16.39	3.52	5.34	1.51

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	9.38	10.29	2.49	4.82	1.23
		Excluding sales charges	15.74	16.71	3.66	5.41	1.23

Class B Shares[5]	Maximum 5% CDSC	With sales charges	10.17	10.51	2.39	4.56	2.26
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	15.17	15.51	2.75	4.56	2.26

Class C Shares[4]	Maximum 1% CDSC	With sales charges	14.17	14.51	2.75	4.56	2.26
	if Redeemed Within One Year of Purchase	Excluding sales charges	15.17	15.51	2.75	4.56	2.26

Class I Shares	No Sales Charge		15.94	17.03	3.95	5.69	0.98

Class R1 Shares[4]	No Sales Charge		15.85	16.87	3.83	5.58	1.08

Class R2 Shares[4]	No Sales Charge		15.67	16.55	3.56	5.31	1.33

Class R3 Shares[4]	No Sales Charge		15.59	16.27	3.32	5.06	1.58

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, includes the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares might have been lower.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, includes the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes might have been lower.
5.	Performance figures for Class B shares, first offered on November 13, 2009, includes the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Class B shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    23

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

S&P 500® Index[6]	16.36%	17.22%	2.95%	2.82%

S&P 500® Value Index[7]	17.97	15.52	1.00	2.60

Average Lipper Large-Cap Core Fund[8]	15.26	15.35	2.46	2.65

6.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The S&P 500® Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

24    MainStay ICAP Select Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,156.00	$7.64	$1,017.70	$7.15

Class A Shares	$1,000.00	$1,157.40	$6.31	$1,018.90	$5.91

Class B Shares	$1,000.00	$1,151.70	$11.63	$1,014.00	$10.89

Class C Shares	$1,000.00	$1,151.70	$11.63	$1,014.00	$10.89

Class I Shares	$1,000.00	$1,159.40	$4.82	$1,020.30	$4.51

Class R1 Shares	$1,000.00	$1,158.50	$5.62	$1,019.60	$5.26

Class R2 Shares	$1,000.00	$1,156.70	$6.95	$1,018.30	$6.51

Class R3 Shares	$1,000.00	$1,155.90	$8.29	$1,017.10	$7.75

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.43% for Investor Class, 1.18% for Class A, 2.18% for Class B and Class C, 0.90% for Class I, 1.05% for Class R1, 1.30% for Class R2 and 1.55% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    25

Sector Composition as of April 30, 2011 (Unaudited)

Financials	20.4%
Health Care	19.3
Consumer Discretionary	16.0
Consumer Staples	11.6
Energy	9.7
Information Technology	9.5
Telecommunication Services	4.5
Industrials	3.8
Materials	1.7
Short-Term Investment	3.8
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 29 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	Pfizer, Inc.
2.	Sanofi-Aventis, Sponsored ADR
3.	PepsiCo., Inc.
4.	Coca-Cola Co. (The)
5.	Time Warner, Inc.
6.	Vodafone Group PLC, Sponsored ADR
7.	JPMorgan Chase & Co.
8.	Merck & Co., Inc.
9.	Marathon Oil Corp.
10.	Microsoft Corp.

26    MainStay ICAP Select Equity Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Select Equity Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 15.60% for Investor Class shares, 15.74% for Class A shares and 15.17% for both Class B and Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 15.94%, Class R1 shares returned 15.85%, Class R2 shares returned 15.67% and Class R3 shares returned 15.59%. Investor Class, Class A, Class I, Class R1, Class R2 and Class R3 shares outperformed—and Class B and Class C shares underperformed—the 15.26% return of the average Lipper1 large-cap core fund for the reporting period. All share classes underperformed the 16.36% return of the S&P 500® Index2 for the six months ended April 30, 2011. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 23 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the S&P 500® Index during the reporting period primarily because of weak stock selection in the materials and financials sectors. Having an underweight allocation to the industrials sector also detracted from the Fund’s relative performance. These effects were partially offset by favorable stock selection in the consumer discretionary and energy sectors. An underweight position in the information technology sector also helped the Fund’s performance relative to its benchmark.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Among sectors in which the Fund invested, the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index came from consumer discretionary and energy. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in both cases. The Fund avoided the utilities sector, which underperformed during the reporting period. As a result, the Fund’s absence from utilities strengthened the Fund’s relative performance.

Sectors that were particularly weak relative to the S&P 500® Index were financials, materials and consumer staples. Stock selection was the primary driver in each case. Although all three sectors detracted from the Fund’s relative performance, only the materials sector had a negative total return for the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were integrated oil companies Occidental Petroleum, Marathon Oil and Conoco Phillips. Each of these companies benefited from the rise in oil prices during the reporting period. Marathon Oil also benefited when the company’s plans to spin off its refining business met with investor approval. Shares of ConocoPhillips advanced as the company made substantial progress in its ongoing effort to restructure and refocus the business for higher returns. All three stocks remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included networking and communications provider Cisco Systems, gold producer Newmont Mining and global investment bank Goldman Sachs. Cisco Systems underperformed when its sales and earnings outlook disappointed investors. Newmont Mining lagged as hopes that gold prices would continue to rise became less certain. We sold the Fund’s positions in both of these stocks. Goldman Sachs remained in the Fund at the end of the reporting period because we continued to believe that the firm can benefit from increased investor confidence and activity.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing, if somewhat restrained, economic recovery, the stock market remained vola-tile but continued to rebound overall. In this environment, we continued to look for stocks that had attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added media company Time Warner to the Fund. The investment reflected our belief that the company’s advertising growth and ability to increase cable-network affiliate fees could provide consistent revenue and earnings upside. In our view, increasing market penetration and strong programming and ratings should give Time Warner leverage on affiliate fees. We also added global bank JPMorgan Chase. We believed that the company’s strong management team could take advantage of a pickup in global investment banking activity and a turnaround in U.S. commercial activity.

In addition to the sales already mentioned, we sold the Fund’s positions in insurance broker Aon and wireless communications technology company Qualcomm. Each was sold because we believed other stocks had greater upside potential and were more attractive on a relative-valuation basis.

 1. See footnote on page 24 for more information on Lipper Inc.
 2. See footnote on page 24 for more information on the S&P 500® Index.

mainstayinvestments.com    27

Were there any significant sector weighting changes during the reporting period?

During the reporting period, the Fund increased its sector exposure relative to the S&P 500® Index in consumer discretionary and financials. In consumer discretionary, the Fund went from an underweight position at the beginning of the reporting period to an overweight position at the end. In financials, we increased the size of the Fund’s already overweight position.

Over the same period, the Fund decreased its weighting rela-tive to the S&P 500® Index in the energy sector, going from an overweight position to an underweight position as the Fund trimmed holdings in several energy stocks. The Fund also decreased the size of its position in information technology, becoming increasingly underweight in the sector relative to the benchmark.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund was most significantly overweight relative to the S&P 500® Index in the health care and consumer discretionary sectors and most significantly underweight relative to the Index in information technology and industrials. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

28    MainStay ICAP Select Equity Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 96.5%†

Consumer Discretionary 16.0%
Johnson Controls, Inc.	2,581,290	$105,832,890
Lowe’s Cos., Inc.	4,827,780	126,729,225
Staples, Inc.	2,247,100	47,503,694
X Time Warner, Inc.	4,418,600	167,288,196
Viacom, Inc. Class B	2,698,302	138,045,130

		585,399,135

Consumer Staples 11.6%
Archer-Daniels-Midland Co.	1,730,850	64,076,067
X Coca-Cola Co. (The)	2,581,300	174,134,498
X PepsiCo., Inc.	2,713,697	186,946,586

		425,157,151

Energy 9.7%
ConocoPhillips	1,420,800	112,143,744
X Marathon Oil Corp.	2,669,578	144,263,995
Occidental Petroleum Corp.	858,221	98,086,078

		354,493,817

Financials 20.4%
Aflac, Inc.	1,292,850	72,645,242
BB&T Corp.	3,062,250	82,435,770
BlackRock, Inc.	366,250	71,763,025
Charles Schwab Corp. (The)	2,497,450	45,728,310
Goldman Sachs Group, Inc. (The)	732,450	110,607,274
X JPMorgan Chase & Co.	3,313,800	151,208,694
MetLife, Inc.	2,669,550	124,908,244
Wells Fargo & Co.	3,088,728	89,912,872

		749,209,431

Health Care 19.3%
Covidien PLC	2,069,440	115,247,114
X Merck & Co., Inc.	4,130,080	148,476,376
X Pfizer, Inc.	10,964,360	229,812,985
X Sanofi-Aventis, Sponsored ADR (a)	5,438,450	214,927,544

		708,464,019

Industrials 3.8%
Honeywell International, Inc.	2,294,476	140,490,766

Information Technology 9.5%
Accenture PLC Class A	1,016,250	58,058,363
Applied Materials, Inc.	4,187,450	65,701,091
X Microsoft Corp.	5,440,625	141,565,062
Texas Instruments, Inc.	2,325,370	82,620,396

		347,944,912

Materials 1.7%
Monsanto Co.	935,450	63,648,018

Telecommunication Services 4.5%
X Vodafone Group PLC, Sponsored ADR (a)	5,683,300	165,497,696

Total Common Stocks (Cost $2,830,499,910)		3,540,304,945

	Principal
	Amount
Short-Term Investment 3.8%

Repurchase Agreement 3.8%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $138,101,686 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11 with a Principal Amount of $140,865,000 and a Market Value of $140,864,237)	$138,101,571	138,101,571

Total Short-Term Investment (Cost $138,101,571)		138,101,571

Total Investments (Cost $2,968,601,481) (b)	100.3%	3,678,406,516
Other Assets, Less Liabilities	(0.3)	(11,556,667)

Net Assets	100.0%	$3,666,849,849

(a)	ADR—American Depositary Receipt
(b)	At April 30, 2011, cost is $3,002,523,281 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$713,323,850
Gross unrealized depreciation	(37,440,615)

Net unrealized appreciation	$675,883,235

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Portfolio of Investments April 30, 2011 unaudited (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$3,540,304,945	$—	$—	$3,540,304,945
Short-Term Investment
Repurchase Agreement	—	138,101,571	—	138,101,571

Total Investments in Securities	$3,540,304,945	$138,101,571	$—	$3,678,406,516

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

30 MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $2,968,601,481)	$3,678,406,516
Receivables:
Fund shares sold	11,377,408
Investment securities sold	4,971,303
Dividends and interest	3,217,144
Other assets	189,594

Total assets	3,698,161,965

Liabilities
Payables:
Investment securities purchased	23,744,314
Fund shares redeemed	4,159,374
Manager (See Note 3)	2,233,780
Transfer agent (See Note 3)	626,470
NYLIFE Distributors (See Note 3)	337,770
Professional fees	115,637
Shareholder communication	73,502
Custodian	8,691
Trustees	8,190
Accrued expenses	4,388

Total liabilities	31,312,116

Net assets	$3,666,849,849

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$96,114
Additional paid-in capital	3,559,423,901

3,559,520,015
Undistributed net investment income	258,583
Accumulated net realized gain (loss) on investments	(602,733,784)
Net unrealized appreciation (depreciation) on investments	709,805,035

Net assets	$3,666,849,849

Investor Class
Net assets applicable to outstanding shares	$200,537,712

Shares of beneficial interest outstanding	5,261,565

Net asset value per share outstanding	$38.11
Maximum sales charge (5.50% of offering price)	2.22

Maximum offering price per share outstanding	40.33

Class A
Net assets applicable to outstanding shares	$617,291,247

Shares of beneficial interest outstanding	16,191,862

Net asset value per share outstanding	$38.12
Maximum sales charge (5.50% of offering price)	2.22

Maximum offering price per share outstanding	40.34

Class B
Net assets applicable to outstanding shares	$86,694,665

Shares of beneficial interest outstanding	2,292,126

Net asset value and offering price per share outstanding	$37.82

Class C
Net assets applicable to outstanding shares	$116,019,665

Shares of beneficial interest outstanding	3,067,454

Net asset value and offering price per share outstanding	$37.82

Class I
Net assets applicable to outstanding shares	$2,583,276,770

Shares of beneficial interest outstanding	67,648,621

Net asset value and offering price per share outstanding	$38.19

Class R1
Net assets applicable to outstanding shares	$22,044,115

Shares of beneficial interest outstanding	577,134

Net asset value and offering price per share outstanding	$38.20

Class R2
Net assets applicable to outstanding shares	$24,759,439

Shares of beneficial interest outstanding	649,450

Net asset value and offering price per share outstanding	$38.12

Class R3
Net assets applicable to outstanding shares	$16,226,236

Shares of beneficial interest outstanding	426,159

Net asset value and offering price per share outstanding	$38.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends	$32,107,286
Interest	6,404

Total income	32,113,690

Expenses
Manager (See Note 3)	13,101,941
Transfer agent (See Note 3)	2,256,464
Distribution/Service—Investor Class (See Note 3)	239,588
Distribution/Service—Class A (See Note 3)	687,233
Distribution/Service—Class B (See Note 3)	431,879
Distribution/Service—Class C (See Note 3)	523,981
Distribution/Service—Class R2 (See Note 3)	28,058
Distribution/Service—Class R3 (See Note 3)	35,532
Professional fees	196,652
Shareholder communication	173,113
Registration	126,546
Trustees	46,824
Shareholder service (See Note 3)	27,959
Custodian	21,985
Miscellaneous	60,831

Total expenses before waiver/reimbursement	17,958,586
Expense waiver/reimbursement from Manager (See Note 3)	(612,701)

Net expenses	17,345,885

Net investment income (loss)	14,767,805

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	109,614,309
Net change in unrealized appreciation (depreciation) on investments	357,057,877

Net realized and unrealized gain (loss) on investments	466,672,186

Net increase (decrease) in net assets resulting from operations	$481,439,991

32 MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,767,805	$29,143,762
Net realized gain (loss) on investments	109,614,309	209,704,930
Net change in unrealized appreciation (depreciation) on investments	357,057,877	120,085,266

Net increase (decrease) in net assets resulting from operations	481,439,991	358,933,958

Dividends to shareholders:
From net investment income:
Investor Class	(554,576)	(973,105)
Class A	(2,243,174)	(3,954,028)
Class B	(5,383)	(190,597)
Class C	(8,230)	(196,794)
Class I	(12,438,426)	(23,139,398)
Class R1	(85,838)	(163,665)
Class R2	(81,850)	(180,261)
Class R3	(32,080)	(42,212)

Total dividends to shareholders	(15,449,557)	(28,840,060)

Capital share transactions:
Net proceeds from sale of shares	614,178,478	898,072,750
Net asset value of shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	—	354,083,152
Net asset value of shares issued in connection with the acquisition of MainStay Mid Cap Value Fund (See Note 10)	—	152,265,264
Net asset value of shares issued to shareholders in reinvestment of dividends	13,564,578	25,609,235
Cost of shares redeemed	(366,294,116)	(560,864,715)

Increase (decrease) in net assets derived from capital share transactions	261,448,940	869,165,686

Net increase (decrease) in net assets	727,439,374	1,199,259,584

Net Assets
Beginning of period	2,939,410,475	1,740,150,891

End of period	$3,666,849,849	$2,939,410,475

Undistributed net investment income at end of period	$258,583	$940,335

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 33

Financial Highlights selected per share data and ratios

	Investor Class
					April 29,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$33.06		$28.68	$25.62	$36.87

Net investment income (loss)	0.10		0.22 (a)	0.25	0.25	(a)
Net realized and unrealized gain (loss) on investments	5.05		4.38	3.10	(11.25)

Total from investment operations	5.15		4.60	3.35	(11.00)

Less dividends:
From net investment income	(0.10)		(0.22)	(0.29)	(0.25)

Net asset value at end of period	$38.11		$33.06	$28.68	$25.62

Total investment return (b)	15.60	%(c)	16.12%	13.33%	(29.97	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56	%††	0.71%	0.99%	1.49	% ††
Net expenses	1.43	%††	1.47%	1.30%	1.15	% ††
Expenses (before waiver/reimbursement)	1.43	%††	1.51%	1.45%	1.31	% ††
Portfolio turnover rate	34%		55%	101%	117%
Net assets at end of period (in 000’s)	$200,538		$185,828	$9,808	$7,601

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

34 MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
					January 1,			September 1,
	Six months				2008***			2006**
	ended				through		Year ended	through
	April 30,		Year ended October 31,		October 31,		December 31,	December 31,
	2011*		2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.07		$28.69	$25.62	$38.79		$41.60	$39.46

Net investment income (loss)	0.14		0.31 (a)	0.32	0.42	(a)	0.48 (a)	0.24	(a)
Net realized and unrealized gain (loss) on investments	5.06		4.38	3.09	(13.18)		2.23	3.62

Total from investment operations	5.20		4.69	3.41	(12.76)		2.71	3.86

Less dividends and distributions:
From net investment income	(0.15)		(0.31)	(0.34)	(0.41)		(0.51)	(0.29)
From net realized gain on investments	—		—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.15)		(0.31)	(0.34)	(0.41)		(5.52)	(1.72)

Net asset value at end of period	$38.12		$33.07	$28.69	$25.62		$38.79	$41.60

Total investment return (b)	15.74	%(c)	16.46%	13.58%	(33.14	%)(c)	6.62%	9.84	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77	%††	1.01%	1.21%	1.47	% ††	1.09%	1.73	%††
Net expenses	1.18	%††	1.18%	1.09%	1.10	% ††	1.15%	1.20	%††
Expenses (before waiver/reimbursement)	1.20	%††	1.23%	1.28%	1.24	% ††	1.26%	1.29	%††
Portfolio turnover rate	34%		55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$617,291		$478,386	$190,956	$142,130		$161,070	$16,514

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 35

Financial Highlights selected per share data and ratios

	Class B
			November 13,
	Six months		2009**
	ended		through
	April 30,		October 31,
	2011*		2010
Net asset value at beginning of period	$32.84		$29.93

Net investment income (loss)	(0.04)		(0.01	)(a)
Net realized and unrealized gain (loss) on investments	5.02		2.99

Total from investment operations	4.98		2.98

Less dividends:
From net investment income	(0.00	)‡	(0.07)

Net asset value at end of period	$37.82		$32.84

Total investment return (b)	15.17	% (c)	9.98	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18	%)††	(0.04	%)††
Net expenses	2.18	% ††	2.22	% ††
Expenses (before waiver/reimbursement)	2.18	% ††	2.26	% ††
Portfolio turnover rate	34%		55%
Net assets at end of period (in 000’s)	$86,695		$85,952

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

36 MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
						January 1,			September 1,
	Six months					2008***			2006**
	ended					through		Year ended	through
	April 30,		Year ended October 31,			October 31,		December 31,	December 31,
	2011*		2010		2009	2008		2007	2006
Net asset value at beginning of period	$32.84		$28.56		$25.53	$38.68		$41.56	$39.46

Net investment income (loss)	(0.03)		(0.01	)(a)	0.07	0.18	(a)	0.14 (a)	0.13	(a)
Net realized and unrealized gain (loss) on investments	5.01		4.36		3.09	(13.12)		2.24	3.63

Total from investment operations	4.98		4.35		3.16	(12.94)		2.38	3.76

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.07)		(0.13)	(0.21)		(0.25)	(0.23)
From net realized gain on investments	—		—		—	—		(5.01)	(1.43)

Total dividends and distributions	(0.00	)‡	(0.07)		(0.13)	(0.21)		(5.26)	(1.66)

Net asset value at end of period	$37.82		$32.84		$28.56	$25.53		$38.68	$41.56

Total investment return (b)	15.17	% (c)	15.25%		12.50%	(33.59	%)(c)	5.83%	9.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.22	%)††	(0.02%)		0.28%	0.65	% ††	0.33%	0.91	%††
Net expenses	2.18	% ††	2.22%		2.05%	1.91	% ††	1.90%	1.95	%††
Expenses (before waiver/reimbursement)	2.18	% ††	2.26%		2.21%	2.05	% ††	2.01%	2.04	%††
Portfolio turnover rate	34%		55%		101%	117%		123%	115%
Net assets at end of period (in 000’s)	$116,020		$95,241		$55,841	$47,831		$45,789	$3,293

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 37

Financial Highlights selected per share data and ratios

	Class I
					January 1,
	Six months				2008***
	ended				through
	April 30,		Year ended October 31,		October 31,		Year ended December 31,
	2011*		2010	2009	2008		2007	2006	2005
Net asset value at beginning of period	$33.12		$28.74	$25.67	$38.84		$41.62	$36.17	$34.35

Net investment income (loss)	0.19		0.41 (a)	0.37	0.51	(a)	0.64 (a)	0.57 (a)	0.45
Net realized and unrealized gain (loss) on investments	5.07		4.37	3.10	(13.20)		2.21	6.83	2.70

Total from investment operations	5.26		4.78	3.47	(12.69)		2.85	7.40	3.15

Less dividends and distributions:
From net investment income	(0.19)		(0.40)	(0.40)	(0.48)		(0.62)	(0.52)	(0.45)
From net realized gain on investments	—		—	—	—		(5.01)	(1.43)	(0.88)

Total dividends and distributions	(0.19)		(0.40)	(0.40)	(0.48)		(5.63)	(1.95)	(1.33)

Net asset value at end of period	$38.19		$33.12	$28.74	$25.67		$38.84	$41.62	$36.17

Total investment return (b)	15.94	%(c)	16.77%	13.89%	(32.99	%)(c)	6.95%	20.60%	9.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06	%††	1.32%	1.50%	1.78	% ††	1.44%	1.45%	1.38%
Net expenses	0.90	%††	0.90%	0.83%	0.80	% ††	0.80%	0.80%	0.80%
Expenses (before reimbursement/waiver)	0.95	%††	0.98%	1.03%	0.94	% ††	0.91%	0.88%	0.93%
Portfolio turnover rate	34%		55%	101%	117%		123%	115%	170%
Net assets at end of period (in 000’s)	$2,583,277		$2,041,651	$1,454,261	$1,296,268		$1,863,460	$1,519,408	$676,703

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

38 MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
					January 1,			September 1,
	Six months				2008***			2006**
	ended				through		Year ended	through
	April 30,		Year ended October 31,		October 31,		December 31,	December 31,
	2011*		2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.13		$28.74	$25.68	$38.85		$41.62	$39.46

Net investment income (loss)	0.17		0.35 (a)	0.35	0.42	(a)	0.59 (a)	0.26	(a)
Net realized and unrealized gain (loss) on investments	5.07		4.39	3.08	(13.13)		2.24	3.63

Total from investment operations	5.24		4.74	3.43	(12.71)		2.83	3.89

Less dividends and distributions:
From net investment income	(0.17)		(0.35)	(0.37)	(0.46)		(0.59)	(0.30)
From net realized gain on investments	—		—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.17)		(0.35)	(0.37)	(0.46)		(5.60)	(1.73)

Net asset value at end of period	$38.20		$33.13	$28.74	$25.68		$38.85	$41.62

Total investment return (b)	15.85	%(c)	16.60%	13.69%	(33.03	%)(c)	6.87%	9.94	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89	%††	1.12%	1.23%	1.55	% ††	1.33%	1.89	%††
Net expenses	1.05	%††	1.08%	0.98%	0.91	% ††	0.90%	0.90	%††
Expenses (before waiver/reimbursement)	1.05	%††	1.08%	1.13%	1.06	% ††	1.01%	0.99	%††
Portfolio turnover rate	34%		55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$22,044		$15,583	$13,628	$5,286		$1,440	$63

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 39

Financial Highlights selected per share data and ratios

	Class R2
					January 1,			September 1,
	Six months				2008***			2006**
	ended				through		Year ended	through
	April 30,		Year ended October 31,		October 31,		December 31,	December 31,
	2011*		2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.07		$28.69	$25.63	$38.80		$41.60	$39.46

Net investment income (loss)	0.11		0.27 (a)	0.26	0.40	(a)	0.53 (a)	0.17	(a)
Net realized and unrealized gain (loss) on investments	5.06		4.38	3.11	(13.18)		2.18	3.68

Total from investment operations	5.17		4.65	3.37	(12.78)		2.71	3.85

Less dividends and distributions:
From net investment income	(0.12)		(0.27)	(0.31)	(0.39)		(0.50)	(0.28)
From net realized gain on investments	—		—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.12)		(0.27)	(0.31)	(0.39)		(5.51)	(1.71)

Net asset value at end of period	$38.12		$33.07	$28.69	$25.63		$38.80	$41.60

Total investment return (b)	15.67	%(c)	16.29%	13.46%	(33.18	%)(c)	6.56%	9.85	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70	%††	0.88%	1.07%	1.42	% ††	1.18%	1.25	%††
Net expenses	1.30	%††	1.33%	1.22%	1.15	% ††	1.15%	1.15	%††
Expenses (before waiver/reimbursement)	1.30	%††	1.33%	1.38%	1.29	% ††	1.26%	1.24	%††
Portfolio turnover rate	34%		55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$24,759		$24,776	$11,099	$10,796		$12,712	$27

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

40 MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
					January 1,			September 1,
	Six months				2008***			2006**
	ended				through		Year ended	through
	April 30,		Year ended October 31,		October 31,		December 31,	December 31,
	2011*		2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.02		$28.66	$25.60	$38.76		$41.58	$39.46

Net investment income (loss)	0.07		0.18 (a)	0.21	0.28	(a)	0.31 (a)	0.14	(a)
Net realized and unrealized gain (loss) on investments	5.07		4.38	3.10	(13.10)		2.29	3.67

Total from investment operations	5.14		4.56	3.31	(12.82)		2.60	3.81

Less dividends and distributions:
From net investment income	(0.08)		(0.20)	(0.25)	(0.34)		(0.41)	(0.26)
From net realized gain on investments	—		—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.08)		(0.20)	(0.25)	(0.34)		(5.42)	(1.69)

Net asset value at end of period	$38.08		$33.02	$28.66	$25.60		$38.76	$41.58

Total investment return (b)	15.59	%(c)	15.97%	13.16%	(33.29	%)(c)	6.30%	9.77	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39	%††	0.58%	0.78%	1.02	% ††	0.70%	1.00	%††
Net expenses	1.55	%††	1.58%	1.47%	1.40	% ††	1.40%	1.40	%††
Expenses (before waiver/reimbursement)	1.55	%††	1.58%	1.63%	1.55	% ††	1.51%	1.49	%††
Portfolio turnover rate	34%		55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$16,226		$11,994	$4,558	$2,963		$185	$27

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 41

MainStay ICAP Global Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		Six Months	One Year	(4/30/08)	Ratio[2]

Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges	8.44%	12.67%	–1.33%	1.72%
		Excluding sales charges	14.75	19.23	0.55	1.72

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	8.55	12.70	–1.23	1.53
		Excluding sales charges	14.87	19.26	0.65	1.53

Class C Shares	Maximum 1% CDSC	With sales charges	13.35	17.32	–0.18	2.47
	if Redeemed Within One Year of Purchase	Excluding sales charges	14.35	18.32	–0.18	2.47

Class I Shares	No Sales Charge		14.96	19.49	0.86	1.27

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

42    MainStay ICAP Global Fund

	Six	One	Since
Benchmark Performance	Months	Year	Inception

MSCI World Index[3]	14.75%	18.25%	–0.57%

Average Lipper Global Multi-Cap Core Fund[4]	13.86	18.25	0.61

3.	The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Total returns assume reinvestment of all dividends and capital gains. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an Index.
4.	The average Lipper global multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    43

Cost in Dollars of a $1,000 Investment in MainStay ICAP Global Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,147.50	$6.39	$1,018.80	$6.01

Class A Shares	$1,000.00	$1,148.70	$6.13	$1,019.10	$5.76

Class C Shares	$1,000.00	$1,143.50	$10.36	$1,015.10	$9.74

Class I Shares	$1,000.00	$1,149.60	$4.80	$1,020.30	$4.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.20% for Investor Class, 1.15% for Class A, 1.95% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

44    MainStay ICAP Global Fund

Sector Composition as of April 30, 2011 (Unaudited)

Financials	22.0%
Consumer Discretionary	15.7
Health Care	15.5
Energy	9.6
Industrials	9.5
Consumer Staples	7.1
Information Technology	5.9
Telecommunication Services	5.7
Materials	3.6
Utilities	2.9
Short-Term Investment	2.5
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 48 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	Sanofi-Aventis
2.	PepsiCo., Inc.
3.	Novartis A.G.
4.	Vodafone Group PLC, Sponsored ADR
5.	Time Warner, Inc.
6.	Viacom, Inc. Class B
7.	Bridgestone Corp.
8.	Total S.A.
9.	Pfizer, Inc.
10.	Koninklijke KPN N.V.

mainstayinvestments.com    45

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Global Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay ICAP Global Fund returned 14.75% for Investor Class shares, 14.87% for Class A shares and 14.35% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 14.96%. All share classes outperformed the 13.86% return of the average Lipper1 global multi-cap core fund for the six months ended April 30, 2011. Class A and Class I shares outperformed, Investor Class shares matched and Class C shares underperformed the 14.75% return of the MSCI World Index2 for the reporting period. The MSCI World Index is the Fund’s broad-based securities-market index. See page 42 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, a number of factors affected the Fund’s performance relative to the MSCI World Index. Strong stock selection in the consumer discretionary and energy sectors added to the Fund’s relative performance, as did an underweight position in the consumer staples sector. Weak stock selection in the financials and telecommunication services sectors detracted from the Fund’s relative performance, as did an underweight position in the materials sector.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI World Index were consumer discretionary, energy and health care, primarily because of strong stock selection. (Contributions take weightings and total returns into account.)

The sectors that were particularly weak relative to the MSCI World Index were financials, telecommunication services and industrials. Weak stock selection was the primary driver in each case. Although these sectors detracted from relative performance, each provided a positive total return during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were integrated oil companies Occidental Petroleum and Marathon Oil and media company Viacom. Each of the integrated oil companies benefited from the rise in oil prices during the reporting period. Marathon Oil also benefited when plans to spin off its refining business met with investor approval. Viacom benefited as better television ratings led to increased revenue from advertising and affiliate fees. All three stocks remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included networking and communications provider Cisco Systems, Italian bank Intesa Sanpaolo and Dutch mail and express delivery company TNT. Cisco Systems underperformed as its sales and earnings outlook disappointed investors. Intesa Sanpaolo lagged because of continuing concerns about the resolution of the European sovereign debt crisis. TNT underperformed as its results fell short of expectations. We sold the Fund’s position in Cisco Systems by the end of the reporting period, but Intesa Sanpaolo and TNT remained in the Fund at the end of the reporting period, as we continued to find their prospects attractive.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing, if somewhat restrained, economic recovery, the stock market was volatile but continued to rebound overall. In this environment, we looked for stocks with both attractive valuations and specific catalysts that may trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added media company Time Warner to the Fund. The investment reflected our belief that the company’s advertising growth and ability to increase cable-network affiliate fees could provide consistent revenue and earnings upside. In our view, increasing market penetration and strong programming and ratings should give Time Warner leverage on affiliate fees. We also added Dutch paint and coatings manufacturer AkzoNobel. We believed that the company could improve its margins through price increases to offset rising raw-materials costs. We added French food and beverage distributor Danone to the Fund during the reporting period. The company has a strong position in what we believe to be attractive categories, such as dairy products and infant nutrition. We felt that this positioning and the company’s exposure to emerging markets could lead to above-average organic revenue growth.

In addition to the sales already mentioned, we sold the Fund’s positions in Canadian gold producer Barrick Gold and wireless communications technology company Qualcomm because we believed other stocks had greater potential upside and were more attractive on a relative-valuation basis. We also sold the Fund’s position in Hong Kong industrial conglomerate Hutchison Whampoa when the company’s stock neared our target price.

1. See footnote on page 43 for more information about Lipper Inc.
 2. See footnote on page 43 for more information on the MSCI World Index.

46    MainStay ICAP Global Fund

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector exposure relative to the MSCI World Index in health care and consumer discretionary. In both cases, the Fund increased the size of sector positions that were already overweight relative to the benchmark.

Over the same period, the Fund decreased its weightings relative to the MSCI World Index in the industrials and energy sectors. In each case, the Fund moved from an overweight to an underweight position.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund was most significantly overweight relative to the MSCI World Index in the health care and consumer discretionary sectors and most significantly underweight relative to the Index in information technology and materials. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    47

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 97.5%†

Consumer Discretionary 15.7%
X Bridgestone Corp.	60,050	$1,310,343
Genting Berhad	126,100	493,842
Genting Singapore PLC (a)	199,300	353,320
Johnson Controls, Inc.	14,150	580,150
Lowe’s Cos., Inc.	34,500	905,625
Nissan Motor Co., Ltd. (a)	100,050	954,678
Sands China, Ltd. (a)	221,900	622,877
Staples, Inc.	14,400	304,416
X Time Warner, Inc.	36,100	1,366,746
TUI Travel PLC	124,300	496,638
X Viacom, Inc. Class B	25,850	1,322,486

		8,711,121

Consumer Staples 7.1%
Archer-Daniels-Midland Co.	13,950	516,429
Coca-Cola Co. (The)	17,050	1,150,193
Danone S.A.	9,350	684,890
X PepsiCo., Inc.	22,750	1,567,248

		3,918,760

Energy 9.6%
BG Group PLC	13,300	340,677
ConocoPhillips	8,200	647,226
Marathon Oil Corp.	16,550	894,362
Occidental Petroleum Corp.	6,800	777,172
Petroleo Brasileiro S.A., ADR (b)	23,450	875,388
Repsol YPF, S.A.	13,550	483,878
X Total S.A.	20,200	1,293,109

		5,311,812

Financials 22.0%
Aflac, Inc.	14,750	828,802
Banco Bilbao Vizcaya Argentaria S.A.	42,610	546,548
BB&T Corp.	21,750	585,510
BlackRock, Inc.	3,300	646,602
Charles Schwab Corp. (The)	18,400	336,904
Cheung Kong Holdings, Ltd.	19,500	306,828
China Construction Bank Corp. Class H	682,419	645,843
Deutsche Boerse A.G.	5,650	469,473
Erste Group Bank A.G.	11,100	560,959
Goldman Sachs Group, Inc. (The)	5,450	823,005
Intesa Sanpaolo S.p.A.	268,200	890,622
JPMorgan Chase & Co.	25,050	1,143,031
MetLife, Inc.	19,850	928,781
Standard Chartered PLC	37,112	1,028,414
Tokio Marine Holdings, Inc.	22,900	634,927
UBS A.G. (a)	57,200	1,143,339
Wells Fargo & Co.	22,550	656,431

		12,176,019

Health Care 15.5%
Bayer A.G.	12,400	1,090,038
Covidien PLC	16,500	918,885
GlaxoSmithKline PLC	22,900	499,367
Merck & Co., Inc.	26,179	941,135
X Novartis A.G.	25,550	1,516,754
X Pfizer, Inc.	61,150	1,281,704
X Sanofi-Aventis	29,700	2,349,074

		8,596,957

Industrials 9.5%
ABB, Ltd. (a)	32,350	893,085
China Communications Construction Co., Ltd. Class H	363,700	335,777
Honeywell International, Inc.	15,800	967,434
Mitsubishi Corp.	46,500	1,249,134
Siemens A.G.	4,650	676,475
TNT N.V.	34,970	861,106
Vallourec S.A.	2,350	293,040

		5,276,051

Information Technology 5.9%
Applied Materials, Inc.	34,150	535,813
HOYA Corp.	26,350	562,961
Microsoft Corp.	42,450	1,104,549
SAP A.G.	10,350	666,851
Texas Instruments, Inc.	11,700	415,701

		3,285,875

Materials 3.6%
Akzo Nobel N.V.	6,750	524,283
Anglo American PLC	3,400	177,219
Holcim, Ltd.	7,800	679,006
JFE Holdings, Inc.	11,800	320,912
Monsanto Co.	4,450	302,778

		2,004,198

Telecommunication Services 5.7%
X Koninklijke KPN N.V.	80,550	1,278,371
Nippon Telegraph & Telephone Corp.	8,900	410,904
X Vodafone Group PLC, Sponsored ADR (b)	51,500	1,499,680

		3,188,955

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

48 MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Utilities 2.9%
Energias de Portugal S.A.	81,500	$333,170
GDF Suez S.A.	30,776	1,259,255

		1,592,425

Total Common Stocks (Cost $44,909,056)		54,062,173

	Principal
	Amount
Short-Term Investment 2.5%

Repurchase Agreement 2.5%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $1,376,866 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $1,405,000 and a Market Value of $1,404,992)	$1,376,865	1,376,865

Total Short-Term Investment (Cost $1,376,865)		1,376,865

Total Investments (Cost $46,285,921) (c)	100.0%	55,439,038
Other Assets, Less Liabilities	0.0 ‡	14,327

Net Assets	100.0%	$55,453,365

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	At April 30, 2011, cost is $47,020,619 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$9,338,736
Gross unrealized depreciation	(920,317)

Net unrealized appreciation	$8,418,419

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$54,062,173	$—	$—	$54,062,173
Short-Term Investment
Repurchase Agreement	—	1,376,865	—	1,376,865

Total Investments in Securities	$54,062,173	$1,376,865	$—	$55,439,038

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

At October 31, 2010 and April 30, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 for value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 49

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The table below sets forth the diversification of the MainStay ICAP Global Fund investments by country.

Country Composition

	Value	Percent†
Austria	$560,959	1.0%
Brazil	875,388	1.6
Cayman Islands	622,877	1.1
China	981,620	1.8
France	5,879,368	10.6
Germany	2,902,837	5.2
Hong Kong	306,828	0.6
Ireland	918,885	1.7
Italy	890,622	1.6
Japan	5,443,859	9.8
Malaysia	493,842	0.9
Netherlands	2,663,760	4.8
Portugal	333,170	0.6
Spain	1,030,426	1.9
Switzerland	4,232,184	7.6
United Kingdom	4,395,315	7.9
United States	22,907,098	41.3

	55,439,038	100.0
Other Assets, Less Liabilities	14,327	0.0 ‡

Net Assets	$55,453,365	100.0%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

50 MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $46,285,921)	$55,439,038
Cash denominated in foreign currencies (identified cost $340)	352
Receivables:
Dividends	124,207
Fund shares sold	28,714
Other assets	38,154

Total assets	55,630,465

Liabilities
Payables:
Investment securities purchased	110,505
Professional fees	26,124
Manager (See Note 3)	25,150
Custodian	5,799
Shareholder communication	5,666
Transfer agent (See Note 3)	1,233
NYLIFE Distributors (See Note 3)	1,105
Fund shares redeemed	546
Trustees	137
Accrued expenses	835

Total liabilities	177,100

Net assets	$55,453,365

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,681
Additional paid-in capital	55,720,561

55,726,242
Undistributed net investment income	210,291
Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,638,091)
Net unrealized appreciation (depreciation) on investments	9,153,117
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	1,806

Net assets	$55,453,365

Investor Class
Net assets applicable to outstanding shares	$549,780

Shares of beneficial interest outstanding	56,492

Net asset value per share outstanding	$9.73
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.30

Class A
Net assets applicable to outstanding shares	$3,957,870

Shares of beneficial interest outstanding	406,040

Net asset value per share outstanding	$9.75
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.32

Class C
Net assets applicable to outstanding shares	$280,042

Shares of beneficial interest outstanding	28,889

Net asset value and offering price per share outstanding	$9.69

Class I
Net assets applicable to outstanding shares	$50,665,673

Shares of beneficial interest outstanding	5,189,556

Net asset value and offering price per share outstanding	$9.76

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 51

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$521,937

Expenses
Manager (See Note 3)	198,591
Registration	33,369
Professional fees	26,586
Custodian	14,985
Shareholder communication	7,193
Transfer agent (See Note 3)	6,113
Distribution/Service—Investor Class (See Note 3)	565
Distribution/Service—Class A (See Note 3)	3,763
Distribution/Service—Class C (See Note 3)	1,150
Trustees	718
Miscellaneous	8,901

Total expenses before waiver/reimbursement	301,934
Expense waiver/reimbursement from Manager (See Note 3)	(72,872)

Net expenses	229,062

Net investment income (loss)	292,875

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	2,863,397
Foreign currency transactions	(7,072)

Net realized gain (loss) on investments and foreign currency transactions	2,856,325

Net change in unrealized appreciation (depreciation) on:
Investments	3,915,508
Translation of other assets and liabilities in foreign currencies	15

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,915,523

Net realized and unrealized gain (loss) on investments and foreign currency transactions	6,771,848

Net increase (decrease) in net assets resulting from operations	$7,064,723

(a)	Dividends recorded net of foreign withholding taxes in the amount of $32,181.

52 MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$292,875	$619,013
Net realized gain (loss) on investments and foreign currency transactions	2,856,325	2,790,459
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,915,523	1,537,833

Net increase (decrease) in net assets resulting from operations	7,064,723	4,947,305

Dividends to shareholders:
From net investment income:
Investor Class	(1,458)	(3,744)
Class A	(9,583)	(20,971)
Class C	(142)	(766)
Class I	(208,821)	(540,529)

Total dividends to shareholders	(220,004)	(566,010)

Capital share transactions:
Net proceeds from sale of shares	2,932,196	3,333,671
Net asset value of shares issued to shareholders in reinvestment of dividends	219,353	48,990
Cost of shares redeemed	(347,838)	(790,752	)(a)

Increase (decrease) in net assets derived from capital share transactions	2,803,711	2,591,909

Net increase (decrease) in net assets	9,648,430	6,973,204

Net Assets
Beginning of period	45,804,935	38,831,731

End of period	$55,453,365	$45,804,935

Undistributed net investment income at end of period	$210,291	$137,420

(a)	Cost of shares redeemed net of redemption fees of $19 for the year ended October 31, 2010. (See Note 2(L))

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 53

Financial Highlights selected per share data and ratios

	Investor Class
					April 30,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$8.51		$7.67	$6.46	$10.00

Net investment income (loss)	0.04		0.10	0.11	0.08	(a)
Net realized and unrealized gain (loss) on investments	1.21		0.83	1.24	(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00)‡	(0.00	)‡

Total from investment operations	1.25		0.93	1.35	(3.49)

Less dividends:
From net investment income	(0.03)		(0.09)	(0.14)	(0.05)

Redemption fee (b)	—		—	—	0.00	‡(a)

Net asset value at end of period	$9.73		$8.51	$7.67	$6.46

Total investment return (c)	14.75	%(d)	12.32%	21.46%	(35.07	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91	%††	1.26%	1.57%	1.84	% ††
Net expenses	1.20	%††	1.20%	1.20%	1.20	% ††
Expenses (before waiver/reimbursement)	1.60	%††	1.72%	1.68%	2.18	% ††
Portfolio turnover rate	37%		79%	106%	75%
Net assets at end of period (in 000’s)	$550		$368	$209	$56

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

54 MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
							April 30,
	Six months						2008**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010		2009		2008
Net asset value at beginning of period	$8.52		$7.68		$6.47		$10.00

Net investment income (loss)	0.05		0.12		0.10		0.09	(a)
Net realized and unrealized gain (loss) on investments	1.21		0.81		1.26		(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	1.26		0.93		1.36		(3.48)

Less dividends:
From net investment income	(0.03)		(0.09)		(0.15)		(0.05)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$9.75		$8.52		$7.68		$6.47

Total investment return (c)	14.87	%(d)	12.36%		21.49%		(34.97	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99	%††	1.30%		1.63%		2.02	% ††
Net expenses	1.15	%††	1.15%		1.15%		1.15	% ††
Expenses (before waiver/reimbursement)	1.44	%††	1.53%		1.46%		1.99	% ††
Portfolio turnover rate	37%		79%		106%		75%
Net assets at end of period (in 000’s)	$3,958		$2,398		$801		$374

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 55

Financial Highlights selected per share data and ratios

	Class C
					April 30,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$8.48		$7.65	$6.45	$10.00

Net investment income (loss)	0.02		0.04	0.06	0.05	(a)
Net realized and unrealized gain (loss) on investments	1.20		0.83	1.24	(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00)‡	(0.00	)‡

Total from investment operations	1.22		0.87	1.30	(3.52)

Less dividends:
From net investment income	(0.01)		(0.04)	(0.10)	(0.03)

Redemption fee (b)	—		—	—	0.00	‡(a)

Net asset value at end of period	$9.69		$8.48	$7.65	$6.45

Total investment return (c)	14.35	%(d)	11.45%	20.56%	(35.26	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.16	%††	0.49%	0.71%	1.15	% ††
Net expenses	1.95	%††	1.95%	1.95%	1.95	% ††
Expenses (before waiver/reimbursement)	2.35	%††	2.47%	2.42%	2.93	% ††
Portfolio turnover rate	37%		79%	106%	75%
Net assets at end of period (in 000’s)	$280		$172	$142	$20

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

56 MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
						April 30,
	Six months					2008**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010		2009	2008
Net asset value at beginning of period	$8.53		$7.69		$6.47	$10.00

Net investment income (loss)	0.05		0.12		0.13	0.10	(a)
Net realized and unrealized gain (loss) on investments	1.22		0.83		1.25	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	(0.00)‡	(0.00	)‡

Total from investment operations	1.27		0.95		1.38	(3.48)

Less dividends:
From net investment income	(0.04)		(0.11)		(0.16)	(0.05)

Redemption fee (b)	—		0.00	‡(a)	—	0.00	‡(a)

Net asset value at end of period	$9.76		$8.53		$7.69	$6.47

Total investment return (c)	14.96	%(d)	12.56%		21.74%	(34.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20	%††	1.50%		2.02%	2.25	% ††
Net expenses	0.90	%††	0.90%		0.90%	0.90	% ††
Expenses (before reimbursement/waiver)	1.19	%††	1.27%		1.20%	1.74	% ††
Portfolio turnover rate	37%		79%		106%	75%
Net assets at end of period (in 000’s)	$50,666		$42,867		$37,680	$31,662

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 57

MainStay ICAP International Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	6.85%	15.37%	0.89%	7.29%	1.55%
		Excluding sales charges	13.07	22.09	2.04	7.90	1.55

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	6.94	15.68	1.03	7.36	1.36
		Excluding sales charges	13.16	22.42	2.18	7.97	1.36

Class C Shares[4]	Maximum 1% CDSC	With sales charges	11.64	20.20	1.27	7.09	2.29
	if Redeemed Within One Year of Purchase	Excluding sales charges	12.64	21.20	1.27	7.09	2.29

Class I Shares	No Sales Charge		13.35	22.81	2.48	8.27	1.11

Class R1 Shares[4]	No Sales Charge		13.31	22.74	2.36	8.15	1.21

Class R2 Shares[4]	No Sales Charge		13.13	22.20	2.09	7.87	1.46

Class R3 Shares[4]	No Sales Charge		12.96	21.92	1.82	7.59	1.71

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006 ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, includes the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares might have been lower.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, includes the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these shares classes might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

58    MainStay ICAP International Fund

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

MSCI EAFE® Index[5]	12.71%	19.18%	1.54%	5.29%

MSCI Europe Index[6]	15.16	25.01	2.60	5.77

Average Lipper International Large-Cap Core Fund[7]	12.45	19.68	1.11	4.50

5.	The Morgan Stanley Capital International (“MSCI”) EAFE® Index consists of international stocks representing the developed world outside North America. Results assume reinvestment of all dividends and capital gains. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6.	The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper international large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    59

Cost in Dollars of a $1,000 Investment in MainStay ICAP International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,130.70	$7.77	$1,017.50	$7.35

Class A Shares	$1,000.00	$1,131.60	$6.87	$1,018.30	$6.51

Class C Shares	$1,000.00	$1,126.40	$11.65	$1,013.80	$11.03

Class I Shares	$1,000.00	$1,133.50	$5.03	$1,020.10	$4.76

Class R1 Shares	$1,000.00	$1,133.10	$5.55	$1,019.60	$5.26

Class R2 Shares	$1,000.00	$1,131.30	$7.40	$1,017.90	$7.00

Class R3 Shares	$1,000.00	$1,129.60	$8.71	$1,016.60	$8.25

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.47% for Investor Class, 1.30% for Class A, 2.21% for Class C, 0.95% for Class I, 1.05% for Class R1, 1.40% for Class R2 and 1.65% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

60    MainStay ICAP International Fund

Sector Composition as of April 30, 2011 (Unaudited)

Financials	21.4%
Industrials	15.2
Health Care	14.0
Consumer Discretionary	10.7
Telecommunication Services	9.4
Energy	9.2
Materials	5.9
Utilities	5.2
Information Technology	4.0
Consumer Staples	2.6
Short-Term Investment	2.0
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 64 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2011 (excluding short-term investment)

1.	Sanofi-Aventis
2.	Vodafone Group PLC, Sponsored ADR
3.	Bridgestone Corp.
4.	Koninklijke KPN N.V.
5.	Novartis A.G.
6.	Total S.A.
7.	GDF Suez S.A.
8.	Bayer A.G.
9.	Mitsubishi Corp.
10.	ABB, Ltd.

mainstayinvestments.com    61

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP International Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay ICAP International Fund returned 13.07% for Investor Class shares, 13.16% for Class A shares and 12.64% for Class C shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 13.35%, Class R1 shares returned 13.31%, Class R2 shares returned 13.13% and Class R3 shares returned 12.96%. All share classes outperformed the 12.45% return of the average Lipper1 international large-cap core fund for the six months ended April 30, 2011. Investor Class, Class A, Class I, Class R1, Class R2 and Class R3 shares outperformed—and Class C shares underperformed—the 12.71% return of the MSCI EAFE® Index2 for the reporting period. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 58 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, a number of factors affected the Fund’s performance relative to the MSCI EAFE® Index. Strong stock selection in the consumer discretionary and materials sectors added to relative performance, as did an underweight position in the consumer staples sector. Weak stock selection in the financials and telecommunication services sectors detracted from the Fund’s performance relative to the benchmark, as did an underweight position in the materials sector.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were consumer discretionary, industrials and consumer staples. (Contributions take weightings and total returns into account.) Strong stock selection was the primary driver in the consumer discretionary and industrials sectors, while having an underweight position in the lagging consumer staples sector added to the Fund’s relative performance.

The sectors that were particularly weak relative to the MSCI EAFE® Index were financials, telecommunication services and information technology. Weak stock selection was the primary driver in each case. Although these sectors detracted from relative performance, each provided a positive total return during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were Swiss industrial company ABB, Swiss cement producer Holcim and Japanese tire manufacturer Bridgestone. ABB outperformed as its leading power and automation businesses improved sales results. Holcim benefited as margins expanded because of higher volumes, better pricing and cost-cutting efforts. Bridgestone advanced by passing higher prices through to customers to offset rising input costs. All three stocks remained in the Fund at the end of the reporting period.

Detractors from the Fund’s absolute performance included Italian bank Intesa Sanpaolo, Dutch mail and express delivery business TNT and Japanese optical glass and electronics manufacturer Hoya. Intesa Sanpaolo lagged on continuing concerns about the resolution of the European sovereign debt crisis. TNT underperformed as its results fell short of expectations. Hoya’s stock weakened as the earthquake and tsunami in Japan caused uncertainty about the duration and severity of supply-chain disruptions. All three stocks remained in the Fund at the end of the reporting period, as we continued to find their prospects attractive.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing, if somewhat restrained, economic recovery, the stock market was volatile but continued to rebound overall. In this environment, we looked for stocks with both attractive valuations and specific catalysts that may trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added Dutch paint and coatings manufacturer AkzoNobel. We believed that the company could improve its margins through price increases to offset rising raw-materials costs. We also added French food and beverage distributor Danone to the Fund during the reporting period. The company has a strong position in what we believe to be attractive categories, such as dairy products and infant nutrition. We believed that this positioning and the company’s exposure to emerging markets could lead to above-average organic revenue growth.

We sold the Fund’s positions in Canadian gold producer Bar-rick Gold because we believed that other stocks had greater potential upside and were more attractive on a relative-valuation basis. We also sold the Fund’s position in Hong Kong industrial conglomerate Hutchison Whampoa when the company’s stock neared our target price.

1. See footnote on page 59 for more information about Lipper Inc.
2. See footnote on page 59 for more information on the MSCI EAFE® Index.

62    MainStay ICAP International Fund

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector exposure relative to the MSCI EAFE® Index in the health care and consumer staples sectors. In health care, the Fund increased the size of its already overweight position. In consumer discretionary, the Fund remained underweight relative to the benchmark, but less so than at the beginning of the reporting period.

Over the same period, the Fund decreased its weightings relative to the MSCI EAFE® Index in the industrials and mater- ials sectors. In industrials, the Fund decreased the size of its overweight position. In materials, the Fund decreased its allocation, further underweighting the sector relative to the MSCI EAFE® Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund was most significantly overweight relative to the MSCI EAFE® Index in the health care and telecommunication services sectors and most significantly under- weight relative to the Index in consumer staples and materials. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    63

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 97.6%†

Consumer Discretionary 10.7%
X Bridgestone Corp.	1,937,300	$42,273,575
Genting Berhad	2,553,050	9,998,440
Genting Singapore PLC (a)	4,901,100	8,688,687
Nissan Motor Co., Ltd. (a)	2,368,050	22,595,953
Sands China, Ltd. (a)	6,430,800	18,051,368
TUI Travel PLC	3,806,950	15,210,580

		116,818,603

Consumer Staples 2.6%
Danone S.A.	392,650	28,761,722

Energy 9.2%
BG Group PLC	501,600	12,848,391
Petroleo Brasileiro S.A., ADR (b)	616,850	23,027,010
Repsol YPF, S.A.	673,500	24,051,042
X Total S.A.	633,500	40,553,698

		100,480,141

Financials 21.4%
Banco Bilbao Vizcaya Argentaria S.A.	1,199,745	15,388,842
Cheung Kong Holdings, Ltd.	766,400	12,059,112
China Construction Bank Corp. Class H	18,000,477	17,035,700
Deutsche Boerse A.G.	216,100	17,956,294
Erste Group Bank A.G.	347,300	17,551,446
ING Groep N.V. (a)	1,207,150	15,912,937
Intesa Sanpaolo S.p.A.	8,129,050	26,994,450
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	127,550	21,055,212
Standard Chartered PLC	1,162,331	32,209,474
Tokio Marine Holdings, Inc.	893,900	24,784,332
UBS A.G. (a)	1,704,100	34,062,299

		235,010,098

Health Care 14.0%
X Bayer A.G.	408,700	35,927,289
GlaxoSmithKline PLC	981,950	21,412,811
X Novartis A.G.	691,900	41,074,063
X Sanofi-Aventis	693,500	54,851,285

		153,265,448

Industrials 15.2%
X ABB, Ltd. (a)	1,247,300	34,434,132
China Communications Construction Co., Ltd. Class H	9,894,650	9,134,993
KOMATSU, Ltd.	409,050	14,321,667
X Mitsubishi Corp.	1,288,000	34,599,667
Siemens A.G.	167,000	24,294,921
Sime Darby Berhad	3,329,650	10,139,582
TNT N.V.	1,159,237	28,545,192
Vallourec S.A.	91,450	11,403,635

		166,873,789

Information Technology 4.0%
HOYA Corp.	1,021,650	21,827,275
SAP A.G.	349,300	22,505,410

		44,332,685

Materials 5.9%
Akzo Nobel N.V.	241,050	18,722,718
Anglo American PLC	141,000	7,349,380
Holcim, Ltd.	320,500	27,900,174
JFE Holdings, Inc.	387,900	10,549,312

		64,521,584

Telecommunication Services 9.4%
X Koninklijke KPN N.V.	2,641,450	41,921,195
Nippon Telegraph & Telephone Corp.	352,700	16,283,813
X Vodafone Group PLC, Sponsored ADR (b)	1,530,200	44,559,424

		102,764,432

Utilities 5.2%
Energias de Portugal S.A.	3,988,500	16,304,886
X GDF Suez S.A.	980,150	40,104,575

		56,409,461

Total Common Stocks (Cost $905,136,987)		1,069,237,963

	Principal
	Amount
Short-Term Investment 2.0%

Repurchase Agreement 2.0%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $22,475,148 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $22,925,000 and a Market Value of $22,924,876)	$22,475,129	22,475,129

Total Short-Term Investment (Cost $22,475,129)		22,475,129

Total Investments (Cost $927,612,116) (c)	99.6%	1,091,713,092
Other Assets, Less Liabilities	0.4	4,021,049

Net Assets	100.0%	$1,095,734,141

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

64 MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	At April 30, 2011, cost is $942,988,477 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$169,934,827
Gross unrealized depreciation	(21,210,212)

Net unrealized appreciation	$148,724,615

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,069,237,963	$—	$—	$1,069,237,963
Short-Term Investment
Repurchase Agreement	—	22,475,129	—	22,475,129

Total Investments in Securities	$1,069,237,963	$22,475,129	$—	$1,091,713,092

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

At October 31, 2010 and April 30, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 for value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 65

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The table below sets forth the diversification of the MainStay ICAP International Fund investments by country.

Country Composition

	Value	Percent †
Austria	$17,551,446	1.6%
Brazil	23,027,010	2.1
Cayman Islands	18,051,368	1.6
China	26,170,693	2.4
France	175,674,915	16.0
Germany	121,739,126	11.1
Hong Kong	12,059,112	1.1
Italy	26,994,450	2.5
Japan	187,235,594	17.1
Malaysia	20,138,022	1.8
Netherlands	105,102,042	9.6
Portugal	16,304,886	1.5
Spain	39,439,884	3.6
Switzerland	137,470,668	12.5
United Kingdom	142,278,747	13.0
United States	22,475,129	2.1

	1,091,713,092	99.6
Other Assets, Less Liabilities	4,021,049	0.4

Net Assets	$1,095,734,141	100.0%

†	Percentages indicated are based on Fund net assets.

66 MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $927,612,116)	$1,091,713,092
Cash denominated in foreign currencies (identified cost $19,646)	20,033
Receivables:
Dividends and interest	3,435,176
Fund shares sold	2,947,088
Other assets	68,064

Total assets	1,098,183,453

Liabilities
Payables:
Fund shares redeemed	1,351,137
Manager (See Note 3)	657,213
Transfer agent (See Note 3)	232,600
NYLIFE Distributors (See Note 3)	77,279
Professional fees	52,677
Custodian	45,193
Shareholder communication	30,838
Trustees	2,375

Total liabilities	2,449,312

Net assets	$1,095,734,141

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$33,189
Additional paid-in capital	1,116,104,291

1,116,137,480
Undistributed net investment income	5,313,139
Accumulated net realized gain (loss) on investments and foreign currency transactions	(189,887,724)
Net unrealized appreciation (depreciation) on investments	164,100,976
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	70,270

Net assets	$1,095,734,141

Investor Class
Net assets applicable to outstanding shares	$11,393,536

Shares of beneficial interest outstanding	345,902

Net asset value per share outstanding	$32.94
Maximum sales charge (5.50% of offering price)	1.92

Maximum offering price per share outstanding	$34.86

Class A
Net assets applicable to outstanding shares	$233,033,351

Shares of beneficial interest outstanding	7,070,479

Net asset value per share outstanding	$32.96
Maximum sales charge (5.50% of offering price)	1.92

Maximum offering price per share outstanding	$34.88

Class C
Net assets applicable to outstanding shares	$19,533,086

Shares of beneficial interest outstanding	600,636

Net asset value and offering price per share outstanding	$32.52

Class I
Net assets applicable to outstanding shares	$774,776,859

Shares of beneficial interest outstanding	23,439,155

Net asset value and offering price per share outstanding	$33.05

Class R1
Net assets applicable to outstanding shares	$497,042

Shares of beneficial interest outstanding	15,059

Net asset value and offering price per share outstanding	$33.01

Class R2
Net assets applicable to outstanding shares	$44,373,797

Shares of beneficial interest outstanding	1,347,561

Net asset value and offering price per share outstanding	$32.93

Class R3
Net assets applicable to outstanding shares	$12,126,470

Shares of beneficial interest outstanding	370,090

Net asset value and offering price per share outstanding	$32.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 67

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$11,056,586
Interest	1,727

Total income	11,058,313

Expenses
Manager (See Note 3)	3,788,977
Transfer agent (See Note 3)	784,707
Distribution/Service—Investor Class (See Note 3)	13,114
Distribution/Service—Class A (See Note 3)	260,054
Distribution/Service—Class C (See Note 3)	83,921
Distribution/Service—Class R2 (See Note 3)	49,525
Distribution/Service—Class R3 (See Note 3)	27,528
Custodian	144,911
Shareholder communication	81,783
Professional fees	75,004
Registration	58,751
Shareholder service (See Note 3)	25,675
Trustees	13,358
Miscellaneous	25,336

Total expenses before waiver/reimbursement	5,432,644
Expense waiver/reimbursement from Manager (See Note 3)	(313,955)

Net expenses	5,118,689

Net investment income (loss)	5,939,624

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	51,804,983
Foreign currency transactions	(320,865)

Net realized gain (loss) on investments and foreign currency transactions	51,484,118

Net change in unrealized appreciation (depreciation) on:
Investments	65,881,200
Translation of other assets and liabilities in foreign currencies	(13,817)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	65,867,383

Net realized and unrealized gain (loss) on investments and foreign currency transactions	117,351,501

Net increase (decrease) in net assets resulting from operations	$123,291,125

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,280,472.

68 MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,939,624	$11,878,834
Net realized gain (loss) on investments and foreign currency transactions	51,484,118	15,525,711
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	65,867,383	46,277,308

Net increase (decrease) in net assets resulting from operations	123,291,125	73,681,853

Dividends to shareholders:
From net investment income:
Investor Class	(6,081)	(101,486)
Class A	(373,620)	(2,132,770)
Class C	(22)	(99,591)
Class I	(2,115,388)	(7,860,592)
Class R1	(3,042)	(11,721)
Class R2	(41,924)	(372,208)
Class R3	—	(85,219)

Total dividends to shareholders	(2,540,077)	(10,663,587)

Capital share transactions:
Net proceeds from sale of shares	222,996,499	296,689,793
Net asset value of shares issued to shareholders in reinvestment of dividends	2,337,447	9,730,325
Cost of shares redeemed	(107,727,277)	(202,136,391	)(a)

Increase (decrease) in net assets derived from capital share transactions	117,606,669	104,283,727

Net increase (decrease) in net assets	238,357,717	167,301,993

Net Assets
Beginning of period	857,376,424	690,074,431

End of period	$1,095,734,141	$857,376,424

Undistributed net investment income at end of period	$5,313,139	$1,913,592

(a)	Cost of shares redeemed net of redemption fees of $15,391 for the year ended October 31, 2010. (See Note 2(L))

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 69

Financial Highlights selected per share data and ratios

	Investor Class
							April 29,
	Six months						2008**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010		2009		2008
Net asset value at beginning of period	$29.15		$27.05		$22.19		$36.83

Net investment income (loss) (a)	0.12		0.29		0.49		0.47
Net realized and unrealized gain (loss) on investments	3.70		2.09		5.13		(14.56)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00	‡	(0.01)		(0.01)

Total from investment operations	3.81		2.38		5.61		(14.10)

Less dividends:
From net investment income	(0.02)		(0.28)		(0.75)		(0.54)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$32.94		$29.15		$27.05		$22.19

Total investment return (c)	13.07	%(d)	9.02%		25.99%		(38.80	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82	%††	1.07%		2.14%		2.96	% ††
Net expenses	1.47	%††	1.55%		1.38%		1.24	% ††
Expenses (before waiver/reimbursement)	1.47	%††	1.55%		1.62%		1.49	% ††
Portfolio turnover rate	27%		80%		96%		79%
Net assets at end of period (in 000’s)	$11,394		$10,343		$10,373		$8,674

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

70 MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
							January 1,				September 1,
	Six months						2008***				2006**
	ended						through		Year ended		through
	April 30,		Year ended October 31,				October 31,		December 31,		December 31,
	2011*		2010		2009		2008		2007		2006
Net asset value at beginning of period	$29.18		$27.05		$22.19		$38.22		$39.09		$37.00

Net investment income (loss) (a)	0.15		0.37		0.50		0.77		0.57		0.00	‡
Net realized and unrealized gain (loss) on investments	3.70		2.07		5.19		(16.22)		3.67		3.58
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	3.84		2.44		5.68		(15.46)		4.24		3.58

Less dividends and distributions:
From net investment income	(0.06)		(0.31)		(0.82)		(0.57)		(0.69)		(0.79)
From net realized gain on investments	—		—		—		—		(4.42)		(0.70)

Total dividends and distributions	(0.06)		(0.31)		(0.82)		(0.57)		(5.11)		(1.49)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$32.96		$29.18		$27.05		$22.19		$38.22		$39.09

Total investment return (c)	13.16	%(d)	9.30%		26.36%		(40.97	%)(d)	11.20%		9.74	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01	%††	1.36%		2.13%		2.78	% ††	1.36%		0.04	%††
Net expenses	1.30	%††	1.30%		1.14%		1.10	% ††	1.15%		1.15	%††
Expenses (before waiver/reimbursement)	1.30	%††	1.36%		1.37%		1.31	% ††	1.33%		1.47	%††(e)
Portfolio turnover rate	27%		80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$233,033		$193,508		$138,355		$73,122		$121,098		$20,516

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 71

Financial Highlights selected per share data and ratios

	Class C
							January 1,				September 1,
	Six months						2008***				2006**
	ended						through		Year ended		through
	April 30,		Year ended October 31,				October 31,		December 31,		December 31,
	2011*		2010		2009		2008		2007		2006
Net asset value at beginning of period	$28.87		$26.87		$22.02		$38.04		$39.03		$37.00

Net investment income (loss) (a)	0.02		0.08		0.29		0.54		0.25		(0.09)
Net realized and unrealized gain (loss) on investments	3.64		2.09		5.13		(16.12)		3.66		3.56
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	3.65		2.17		5.41		(15.59)		3.91		3.47

Less dividends and distributions:
From net investment income	—		(0.17)		(0.56)		(0.43)		(0.48)		(0.74)
From net realized gain on investments	—		—		—		—		(4.42)		(0.70)

Total dividends and distributions	—		(0.17)		(0.56)		(0.43)		(4.90)		(1.44)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$32.52		$28.87		$26.87		$22.02		$38.04		$39.03

Total investment return (c)	12.64	%(d)	8.20%		25.06%		(41.39	%)(d)	10.35%		9.44	% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13	%††	0.31%		1.30%		1.98	% ††	0.60%		(0.69	%)††
Net expenses	2.21	%††	2.29%		2.13%		1.96	% ††	1.90%		1.90	% ††
Expenses (before waiver/reimbursement)	2.21	%††	2.29%		2.37%		2.17	% ††	2.08%		2.22	% ††(e)
Portfolio turnover rate	27%		80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$19,533		$15,538		$19,244		$19,586		$32,652		$7,266

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

72 MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
							January 1,
	Six months						2008***
	ended						through
	April 30,		Year ended October 31,				October 31,		Year ended December 31,
	2011*		2010		2009		2008		2007		2006		2005
Net asset value at beginning of period	$29.26		$27.12		$22.25		$38.26		$39.10		$32.89		$30.18

Net investment income (loss)	0.21	(a)	0.46	(a)	0.60	(a)	0.87	(a)	0.78	(a)	0.77	(a)	0.55
Net realized and unrealized gain (loss) on investments	3.69		2.08		5.15		(16.26)		3.59		7.16		5.20	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00	‡	(0.01)		(0.01)		—		—		—

Total from investment operations	3.89		2.54		5.74		(15.40)		4.37		7.93		5.75

Less dividends and distributions:
From net investment income	(0.10)		(0.40)		(0.87)		(0.61)		(0.79)		(1.03)		(0.54)
From net realized gain on investments	—		—		—		—		(4.42)		(0.70)		(2.50)

Total dividends and distributions	(0.10)		(0.40)		(0.87)		(0.61)		(5.21)		(1.73)		(3.04)

Redemption fee (c)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.01	(a)	0.00	‡(b)

Net asset value at end of period	$33.05		$29.26		$27.12		$22.25		$38.26		$39.10		$32.89

Total investment return (d)	13.35	%(e)	9.62%		26.71%		(40.81	%)(e)	11.52%		24.30	%(f)	19.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40	%††	1.70%		2.59%		3.12	% ††	1.86%		2.09%		2.05%
Net expenses	0.95	%††	0.95%		0.85%		0.80	% ††	0.80%		0.80%		0.80%
Expenses (before reimbursement/waiver)	1.05	%††	1.11%		1.13%		1.01	% ††	0.98%		1.01	%(f)	1.12%
Portfolio turnover rate	27%		80%		96%		79%		109%		155%		139%
Net assets at end of period (in 000’s)	$774,777		$587,673		$487,411		$389,517		$753,984		$568,662		$179,787

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, “redemption fee”, to conform to the current year presentation.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)	Total investment return is not annualized.
(f)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 73

Financial Highlights selected per share data and ratios

	Class R1
							January 1,				September 1,
	Six months						2008***				2006**
	ended						through		Year ended		through
	April 30,		Year ended October 31,				October 31,		December 31,		December 31,
	2011*		2010		2009		2008		2007		2006
Net asset value at beginning of period	$29.22		$27.07		$22.22		$38.23		$39.08		$37.00

Net investment income (loss) (a)	0.14		0.40		0.59		0.82		0.47		0.13
Net realized and unrealized gain (loss) on investments	3.75		2.10		5.12		(16.22)		3.86		3.46
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	3.88		2.50		5.70		(15.41)		4.33		3.59

Less dividends and distributions:
From net investment income	(0.09)		(0.35)		(0.85)		(0.60)		(0.76)		(0.81)
From net realized gain on investments	—		—		—		—		(4.42)		(0.70)

Total dividends and distributions	(0.09)		(0.35)		(0.85)		(0.60)		(5.18)		(1.51)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$33.01		$29.22		$27.07		$22.22		$38.23		$39.08

Total investment return (c)	13.31	%(d)	9.48%		26.56%		(40.89	%) (d)	11.41%		9.78	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97	%††	1.47%		2.54%		2.95	% ††	1.12%		1.04	%††
Net expenses	1.05	%††	1.10%		0.99%		0.90	% ††	0.90%		0.90	%††
Expenses (before waiver/reimbursement)	1.15	%††	1.21%		1.22%		1.11	% ††	1.08%		1.22	%††(e)
Portfolio turnover rate	27%		80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$497		$949		$675		$170		$418		$27

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

74 MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
							January 1,				September 1,
	Six months						2008***				2006**
	ended						through		Year ended		through
	April 30,		Year ended October 31,				October 31,		December 31,		December 31,
	2011*		2010		2009		2008		2007		2006
Net asset value at beginning of period	$29.14		$27.05		$22.18		$38.20		$39.08		$37.00

Net investment income (loss) (a)	0.14		0.32		0.44		0.74		0.35		(0.03)
Net realized and unrealized gain (loss) on investments	3.69		2.07		5.23		(16.20)		3.88		3.61
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	3.82		2.39		5.66		(15.47)		4.23		3.58

Less dividends and distributions:
From net investment income	(0.03)		(0.30)		(0.79)		(0.55)		(0.69)		(0.80)
From net realized gain on investments	—		—		—		—		(4.42)		(0.70)

Total dividends and distributions	(0.03)		(0.30)		(0.79)		(0.55)		(5.11)		(1.50)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$32.93		$29.14		$27.05		$22.18		$38.20		$39.08

Total investment return (c)	13.13	%(d)	9.06%		26.27%		(41.00	%)(d)	11.16%		9.72	% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91	%††	1.17%		1.84%		2.72	% ††	0.83%		(0.20	%)††
Net expenses	1.40	%††	1.46%		1.27%		1.15	% ††	1.15%		1.15	% ††
Expenses (before waiver/reimbursement)	1.40	%††	1.46%		1.47%		1.36	% ††	1.33%		1.47	% ††(e)
Portfolio turnover rate	27%		80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$44,374		$39,156		$27,480		$9,445		$12,816		$2,533

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 75

Financial Highlights selected per share data and ratios

	Class R3
							January 1,				September 1,
	Six months						2008***				2006**
	ended						through		Year ended		through
	April 30,		Year ended October 31,				October 31,		December 31,		December 31,
	2011*		2010		2009		2008		2007		2006
Net asset value at beginning of period	$29.01		$26.95		$22.13		$38.13		$39.06		$37.00

Net investment income (loss) (a)	0.10		0.25		0.39		0.75		0.21		0.07
Net realized and unrealized gain (loss) on investments	3.67		2.08		5.19		(16.24)		3.89		3.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	3.76		2.33		5.57		(15.50)		4.10		3.52

Less dividends and distributions:
From net investment income	—		(0.27)		(0.75)		(0.50)		(0.61)		(0.76)
From net realized gain on investments	—		—		—		—		(4.42)		(0.70)

Total dividends and distributions	—		(0.27)		(0.75)		(0.50)		(5.03)		(1.46)

Redemption fee (b)	—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	—

Net asset value at end of period	$32.77		$29.01		$26.95		$22.13		$38.13		$39.06

Total investment return (c)	12.96	%(d)	8.85%		25.87%		(41.11	%)(d)	10.82%		9.60	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65	%††	0.91%		1.60%		2.77	% ††	0.49%		0.55	%††
Net expenses	1.65	%††	1.71%		1.54%		1.40	% ††	1.40%		1.40	%††
Expenses (before waiver/reimbursement)	1.65	%††	1.71%		1.72%		1.62	% ††	1.58%		1.72	%††(e)
Portfolio turnover rate	27%		80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$12,126		$10,208		$6,536		$1,112		$289		$27

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

76 MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund and (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). Each is a diversified fund. Each ICAP Fund is the successor of a series of ICAP Funds, Inc. with the same name (each a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective ICAP Funds occurred on February 26, 2010. All Information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The ICAP Funds commenced operations on the dates indicated below:

Commencement
of Operations	Funds

April 30, 2008	MainStay ICAP Global Fund

December 31, 1997	MainStay ICAP Select Equity Fund, MainStay ICAP International Fund

December 31, 1994	MainStay ICAP Equity Fund

The MainStay ICAP Equity Fund and MainStay ICAP International Fund offer seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes, other than Class I and Investor Class shares, commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund, MainStay ICAP Select Equity and MainStay ICAP International Fund.

The MainStay ICAP Global Fund offers four classes of shares: Investor Class, Class A, Class C and Class I shares. All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008.

The MainStay ICAP Select Equity Fund offers eight classes of shares: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes other than Class B, Class I and Investor Class shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31, 1997 (under a former designation) and Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without imposition of a front-end sales charge or a CDSC. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that the classes are subject to different distribution and/or service fee rates. Investor Class, Class B, Class A, Class C, Class R2 and Class R3 shares each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the 1940 Act. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

The ICAP Funds’ investment objectives are as follows:

The MainStay ICAP Equity Fund seeks a superior total return with only a moderate degree of risk.

The MainStay ICAP Select Equity Fund seeks a superior total return.

The MainStay ICAP Global Fund seeks a superior total return.

The MainStay ICAP International Fund seeks a superior total return with income as a secondary objective.

Note 2–Significant Accounting Policies:

The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

“Fair value” is defined as the price that a ICAP Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or

mainstayinvestments.com    77

Notes to Financial Statements (unaudited) (continued)

liability based on market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the ICAP Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the ICAP Funds to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The ICAP Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The ICAP Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the ICAP Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for each ICAP Fund’s investments is included at the end of each ICAP Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the ICAP Funds’ Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the ICAP Funds’ Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the ICAP Funds did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the ICAP Funds principally trade, and the time at which the ICAP Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the ICAP Funds’ Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the ICAP Funds’ policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the ICAP Funds were not fair valued.

(B) Income Taxes. Each of the ICAP Funds is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

78    MainStay ICAP Funds

Investment income received by the ICAP Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provision for federal, state and local income tax are required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. For the MainStay ICAP Global Fund and MainStay ICAP International Fund, income dividends are normally paid less frequently, typically on a semi-annual or annual basis. Distributions from net realized capital gains, if any, are declared and paid annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the ICAP Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual ICAP Funds in proportion to the net assets of the respective ICAP Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each ICAP Fund, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Reclassification. Certain prior year amounts have been reclassified to conform with the current year presentation.

(H) Repurchase Agreements. The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the ICAP Funds’ Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the ICAP Funds invest in repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I) Foreign Currency Transactions. The books and records of the ICAP Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 5)

mainstayinvestments.com    79

Notes to Financial Statements (unaudited) (continued)

(J) Securities Lending. In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ cash collateral in accordance with the Lending Agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds’ portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds will receive compensation for lending their securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The ICAP Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds.

Although the ICAP Funds and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the ICAP Funds and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The ICAP Funds had no portfolio securities on loan as of April 30, 2011.

(K) Rights/Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The ICAP Funds enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The ICAP Funds are exposed to risk until each sale is completed.

(L) Redemption Fee. Prior to April 1, 2010, the MainStay ICAP Global Fund and MainStay ICAP International Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of ICAP Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the ICAP Fund. The redemption fees are included in the Statement of Changes in Net Assets and were retained by these ICAP Funds for the fiscal year ended October 31, 2010.

(M) Concentration of Risk. The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(N) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the ICAP Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the ICAP Funds’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

MainStay ICAP Global Fund

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows:

Change in Unrealized Appreciation (Depreciation)

	Statements of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights	Net change in unrealized appreciation (depreciation) on security transactions	$(13,239)	$(13,239)

Total Change in Unrealized Appreciation (Depreciation)		$(13,239)	$(13,239)

80    MainStay ICAP Funds

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Rights (2)	28,819	28,819

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

MainStay ICAP International Fund

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows:

Change in Unrealized Appreciation (Depreciation)

	Statements of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights	Net change in unrealized appreciation (depreciation) on security transactions	$(407,967)	$(407,967)

Total Change in Unrealized Appreciation (Depreciation)		$(407,967)	$(407,967)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Rights (2)	905,177	905,177

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager, pursuant to a Management Agreement, as amended (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds, the Manager also pays the salaries and expenses of all personnel affiliated with the ICAP Funds and the operational expenses of the ICAP Funds. Institutional Capital LLC (“ICAP” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

Each ICAP Fund, with the exception of the MainStay ICAP Select Equity Fund, pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of that ICAP Fund. The MainStay ICAP Select Equity Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion and 0.775% in excess of $5 billion. The effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds for the six-month period ended April 30, 2011 were as follows:

Management
Funds	Fee Rate

MainStay ICAP Equity Fund	0.80%

MainStay ICAP Select Equity Fund	0.80

MainStay ICAP Global Fund	0.80

MainStay ICAP International Fund	0.80

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

The Manager has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board.

Additionally, the Manager has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%, Class C, 2.60%, and Class R1, 0.99%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

The Manager has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class A, 1.18% and Class I, 0.90%. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board.

Additionally, the Manager had agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses of a class did not exceed the following percentages of average net assets: Investor Class, 1.47%; Class B, 2.22%; Class C, 2.22%; Class R1,

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Notes to Financial Statements (unaudited) (continued)

1.14%; Class R2, 1.39%; and Class R3, 1.64%. This voluntary waiver or reimbursement expired on November 12, 2010.

MainStay ICAP Global Fund

The Manager has contractually agreed to waive a portion of the MainStay ICAP Global Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. This agreement expires February 28, 2012 and may only be amended or terminated prior to that date by action of the Board.

MainStay ICAP International Fund

The Manager has contractually agreed to waive a portion of the MainStay ICAP International Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class A, 1.30% and Class I, 0.95%. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board.

Additionally, the Manager has agreed to voluntarily waive fees and/or reimburse expenses of Class R1 shares of the MainStay ICAP International Fund so that the Total Annual Fund Operating Expenses do not exceed 1.05% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the ICAP Funds and waived/reimbursed its fees as follows:

		Fees
		reimbursed/
	Fees earned	waived

MainStay ICAP Equity Fund	$3,256,690	$117,348

MainStay ICAP Select Equity Fund	13,101,941	612,701

MainStay ICAP Global Fund	198,591	72,872

MainStay ICAP International Fund	3,788,977	313,955

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the ICAP Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by each ICAP Fund for the six-month period ended April 30, 2011, were as follows:

MainStay ICAP Equity Fund

Class R1	$1,792

Class R2	2,534

Class R3	1,257

MainStay ICAP Select Equity Fund

Class R1	$9,629

Class R2	11,223

Class R3	7,107

MainStay ICAP International Fund

Class R1	$359

Class R2	19,810

Class R3	5,506

(C) Sales Charges. The ICAP Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class

82    MainStay ICAP Funds

and Class A shares for the six-month period ended April 30, 2011 were as follows:

MainStay ICAP Equity Fund

Investor Class	$3,956

Class A	4,784

MainStay ICAP Select Equity Fund

Investor Class	$21,458

Class A	35,795

MainStay ICAP Global Fund

Investor Class	$749

Class A	756

MainStay ICAP International Fund

Investor Class	$4,030

Class A	6,112

The ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the six-month period ended April 30, 2011 were as follows:

MainStay ICAP Equity Fund

Class A	$1

Class C	212

MainStay ICAP Select Equity Fund

Investor Class	$54

Class A	1,212

Class B	40,829

Class C	7,251

MainStay ICAP Global Fund

Class C	$23

MainStay ICAP International Fund

Class A	$5

Class C	263

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.
NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the ICAP Funds for the six-month period ended April 30, 2011, were as follows:

MainStay ICAP Equity Fund	Total

Investor Class	$22,825

Class A	10,383

Class C	14,033

Class I	287,786

Class R1	1,364

Class R2	1,926

Class R3	957

MainStay ICAP Select Equity Fund	Total

Investor Class	$328,575

Class A	304,009

Class B	148,174

Class C	179,463

Class I	1,265,293

Class R1	10,625

Class R2	12,467

Class R3	7,858

MainStay ICAP Global Fund	Total

Investor Class	$419

Class A	338

Class C	213

Class I	5,143

MainStay ICAP International Fund	Total

Investor Class	$17,321

Class A	167,381

Class C	27,563

Class I	531,115

Class R1	581

Class R2	31,884

Class R3	8,862

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

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Notes to Financial Statements (unaudited) (continued)

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the ICAP Funds with the following values and percentages of net assets as follows:

		Percentage of
MainStay ICAP Equity Fund	Value	Net Assets

Class A	$31,711	0.1%

Class C	29,054	0.3

Class I	65,730,872	8.8

Class R1	29,214	0.8

Class R2	28,856	0.4

Class R3	28,536	1.1

		Percentage of
MainStay ICAP Select Equity Fund	Value	Net Assets

Class A	$182,107	0.0	%‡

Class C	29,275	0.0	‡

Class I	2,902	0.0	‡

Class R1	33,086	0.2

Class R2	32,667	0.1

Class R3	29,521	0.2

‡	Less than one-tenth of a percent.

		Percentage of
MainStay ICAP Global Fund	Value	Net Assets

Class A	$48,935	1.2%

Class C	24,242	8.7

Class I	46,219,966	91.2

		Percentage of
MainStay ICAP International Fund	Value	Net Assets

Class A	$28,141	0.0	%‡

Class C	26,973	0.1

Class R1	28,375	5.7

Class R2	28,024	0.1

Class R3	27,678	0.2

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the ICAP Funds by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the ICAP Funds through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay ICAP Equity Fund	$10,785

MainStay ICAP Select Equity Fund	45,108

MainStay ICAP Global Fund	678

MainStay ICAP International Fund	13,086

Effective March 18, 2011, the ICAP Funds are no longer directly responsible for any portion of the cost of legal services provided to the ICAP Funds by OGC.

Note 4–Federal Income Tax

As of October 31, 2010, for federal income tax purposes, capital loss carryforwards of $227,751,551 were available as shown in the following table to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MainStay ICAP Equity Fund

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$16,545
2017	211,207

Total	$227,752

As of October 31, 2010, for federal income tax purposes, capital loss carryforwards of $678,426,293 were available as shown in the following table to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MainStay ICAP Select Equity Fund

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2015	$16,397
2016	237,469
2017	424,560

Total	$678,426

As of October 31, 2010, for federal income tax purposes, capital loss carryforwards of $11,759,718 were available as shown in the following table to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Global Fund through the years indicated. The Fund acquired $113,038,797 of capital losses in its reorganization with MainStay Value Fund and $39,104,570 with MainStay Mid Cap Value Fund. (See Note 10) Use of these losses may be limited due to the provisions of Internal Revenue Code section 382. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

84    MainStay ICAP Funds

MainStay ICAP Global Fund

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$2,624
2017	9,136

Total	$11,760

As of October 31, 2010, for federal income tax purposes, capital loss carryforwards of $225,995,481 were available as shown in the following table to the extent provided by the regulations to offset future realized gains of the MainStay ICAP International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MainStay ICAP International Fund

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$79,728
2017	146,267

Total	$225,995

The tax character of distributions paid during the year ended October 31, 2010, shown in the Statements of Changes in Net Assets, were as follows:

	2010
	Tax-Based	Tax-Based
	Distributions	Distributions
	from Ordinary	from Long-Term
	Income	Gains

MainStay ICAP Equity Fund	$10,987,035	$—

MainStay ICAP Select Equity Fund	28,840,060	—

MainStay ICAP Global Fund	566,010	—

MainStay ICAP International Fund	10,663,587	—

Note 5–Foreign Currency Transactions

MainStay ICAP Global Fund

As of April 30, 2011, the Fund held the following foreign currencies:

	Currency		Cost				Value

Euro	EUR	237	USD	340			USD	352

Japanese Yen	JPY	1		0	(a	)		0	(a	)

Total			USD	340			USD	352

(a)	Less than one dollar.

MainStay ICAP International Fund

As of April 30, 2011, the Fund held the following foreign currencies:

	Currency		Cost			Value

Euro	EUR	13,525	USD	19,646		USD	20,033

Japanese Yen (a)	JPY	(1)		(0	)(b)		(0	)(b)

Total			USD	19,646		USD	20,033

(a)	Currency was overdrawn as of April 30, 2011.

(b)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the ICAP Funds. Custodial fees are charged to the ICAP Funds based on the market value of securities in the ICAP Funds and the number of certain cash transactions incurred by the ICAP Funds.

Note 7–Line of Credit

The ICAP Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

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Notes to Financial Statements (unaudited) (continued)

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the ICAP Funds on the amended credit agreement during the six-month period ended April 30, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchase and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	MainStay ICAP		MainStay ICAP		MainStay ICAP		MainStay ICAP
	Equity Fund		Select Equity Fund		Global Fund		International Fund
	Purchases	Sales	Purchases	Sales	Purchases	Sales	Purchases	Sales

U.S. Government securities	$—	$—	$—	$—	$—	$—	$—	$—

All others	245,545	305,216	1,368,548	1,087,830	20,454	17,872	374,578	252,969

Total	$245,545	$305,216	$1,368,548	$1,087,830	$20,454	$17,872	$374,578	$252,969

Note 9–Capital Share Transactions

MainStay ICAP Equity Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	21,089	$779,054
Shares issued to shareholders in reinvestment of dividends	1,103	40,203
Shares redeemed	(26,682)	(982,522)

Net increase (decrease) in shares outstanding before conversion	(4,490)	(163,265)
Shares converted from Investor Class (See Note 1)	(19,817)	(721,532)

Net increase (decrease)	(24,307)	$(884,797)

Year ended October 31, 2010:
Shares sold	40,932	$1,324,767
Shares issued to shareholders in reinvestment of dividends	2,914	92,763
Shares redeemed	(68,029)	(2,186,907)

Net increase (decrease) in shares outstanding before conversion	(24,183)	(769,377)
Shares converted into Investor Class (See Note 1)	5,832	191,907
Shares converted from Investor Class (See Note 1)	(9,251)	(301,591)

Net increase (decrease)	(27,602)	$(879,061)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	378,954	$14,447,066
Shares issued to shareholders in reinvestment of dividends	2,924	107,166
Shares redeemed	(86,518)	(3,192,669)

Net increase (decrease) in shares outstanding before conversion	295,360	11,361,563
Shares converted into Class A (See Note 1)	19,803	721,532

Net increase (decrease)	315,163	$12,083,095

Year ended October 31, 2010:
Shares sold	202,284	$6,493,415
Shares issued to shareholders in reinvestment of dividends	8,502	271,045
Shares redeemed	(319,631)	(10,331,561)

Net increase (decrease) in shares outstanding before conversion	(108,845)	(3,567,101)
Shares converted into Class A (See Note 1)	9,239	301,591
Shares converted from Class A (See Note 1)	(5,823)	(191,907)
Shares converted from Class A (a)	(26,387)	(838,842)

Net increase (decrease)	(131,816)	$(4,296,259)

86    MainStay ICAP Funds

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	38,627	$1,431,293
Shares issued to shareholders in reinvestment of dividends	50	1,770
Shares redeemed	(14,323)	(517,400)

Net increase (decrease)	24,354	$915,663

Year ended October 31, 2010:
Shares sold	77,565	$2,471,524
Shares issued to shareholders in reinvestment of dividends	501	15,874
Shares redeemed	(49,720)	(1,561,637)

Net increase (decrease)	28,346	$925,761

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	2,063,019	$75,976,840
Shares issued to shareholders in reinvestment of dividends	125,950	4,609,986
Shares redeemed (b)	(6,914,901)	(253,318,463)

Net increase (decrease)	(4,725,932)	$(172,731,637)

Year ended October 31, 2010:
Shares sold	7,946,252	$255,825,760
Shares issued to shareholders in reinvestment of dividends	321,960	10,272,232
Shares redeemed (c)	(8,217,257)	(263,125,377)

Net increase (decrease) in shares outstanding before conversion	50,955	2,972,615
Shares converted into Class I (a)	26,346	838,842

Net increase (decrease)	77,301	$3,811,457

Class R1	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	9,986	$368,154
Shares issued to shareholders in reinvestment of dividends	541	19,862
Shares redeemed	(11,269)	(412,806)

Net increase (decrease)	(742)	$(24,790)

Year ended October 31, 2010:
Shares sold	41,374	$1,364,089
Shares issued to shareholders in reinvestment of dividends	959	30,631
Shares redeemed	(19,252)	(620,028)

Net increase (decrease)	23,081	$774,692

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	51,703	$1,956,945
Shares issued to shareholders in reinvestment of dividends	549	20,129
Shares redeemed	(13,151)	(488,238)

Net increase (decrease)	39,101	$1,488,836

Year ended October 31, 2010:
Shares sold	72,214	$2,338,013
Shares issued to shareholders in reinvestment of dividends	1,038	33,083
Shares redeemed	(14,418)	(466,782)

Net increase (decrease)	58,834	$1,904,314

Class R3	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	19,547	$709,104
Shares issued to shareholders in reinvestment of dividends	214	7,759
Shares redeemed	(20,075)	(742,878)

Net increase (decrease)	(314)	$(26,015)

Year ended October 31, 2010:
Shares sold	61,513	$2,028,531
Shares issued to shareholders in reinvestment of dividends	325	10,232
Shares redeemed	(7,268)	(235,599)

Net increase (decrease)	54,570	$1,803,164

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Notes to Financial Statements (unaudited) (continued)

MainStay ICAP Select Equity Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	137,059	$4,918,301
Shares issued to shareholders in reinvestment of dividends	15,577	551,646
Shares redeemed	(352,999)	(12,630,485)

Net increase (decrease) in shares outstanding before conversion	(200,363)	(7,160,538)
Shares converted into Investor Class (See Note 1)	176,673	6,326,805
Shares converted from Investor Class (See Note 1)	(336,004)	(11,944,689)

Net increase (decrease)	(359,694)	$(12,778,422)

Year ended October 31, 2010:
Shares sold	303,104	$9,469,237
Shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	4,410,690	132,367,008
Shares issued in connection with the acquisition of MainStay Mid Cap Value Fund (See Note 10)	1,165,123	35,331,544
Shares issued to shareholders in reinvestment of dividends	32,389	967,222
Shares redeemed	(759,866)	(23,653,109)

Net increase (decrease) in shares outstanding before conversion	5,151,440	154,481,902
Shares converted into Investor Class (See Note 1)	449,260	13,947,056
Shares converted from Investor Class (See Note 1)	(321,415)	(10,049,320)

Net increase (decrease)	5,279,285	$158,379,638

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	3,154,644	$112,326,970
Shares issued to shareholders in reinvestment of dividends	53,863	1,916,536
Shares redeemed	(1,890,746)	(67,904,051)

Net increase (decrease) in shares outstanding before conversion	1,317,761	46,339,455
Shares converted into Class A (See Note 1)	424,512	15,077,432
Shares converted from Class A (See Note 1)	(17,778)	(654,424)

Net increase (decrease)	1,724,495	$60,762,463

Year ended October 31, 2010:
Shares sold	4,333,980	$134,553,598
Shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	4,823,914	144,765,185
Shares issued in connection with the acquisition of MainStay Mid Cap Value Fund (See Note 10)	1,763,625	53,479,447
Shares issued to shareholders in reinvestment of dividends	111,180	3,367,130
Shares redeemed	(3,106,110)	(96,458,131)

Net increase (decrease) in shares outstanding before conversion	7,926,589	239,707,229
Shares converted into Class A (See Note 1)	627,535	19,594,504
Shares converted from Class A (See Note 1)	(50,013)	(1,608,020)
Shares converted from Class A (a)	(692,144)	(21,241,909)

Net increase (decrease)	7,811,967	$236,451,804

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	113,762	$4,038,017
Shares issued to shareholders in reinvestment of dividends	152	5,222
Shares redeemed	(190,191)	(6,762,615)

Net increase (decrease) in shares outstanding before conversion	(76,277)	(2,719,376)
Shares converted from Class B (See Note 1)	(249,274)	(8,805,124)

Net increase (decrease)	(325,551)	$(11,524,500)

Period ended October 31, 2010 (d):
Shares sold	230,022	$7,120,086
Shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	1,913,939	57,278,639
Shares issued in connection with the acquisition of MainStay Mid Cap Value Fund (See Note 10)	1,701,453	51,439,350
Shares issued to shareholders in reinvestment of dividends	6,361	185,155
Shares redeemed	(524,373)	(16,167,716)

Net increase (decrease) in shares outstanding before conversion	3,327,402	99,855,514
Shares converted from Class B (See Note 1)	(709,725)	(21,884,220)

Net increase (decrease)	2,617,677	$77,971,294

88    MainStay ICAP Funds

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	492,874	$17,531,726
Shares issued to shareholders in reinvestment of dividends	132	4,541
Shares redeemed	(326,085)	(11,564,489)

Net increase (decrease)	166,921	$5,971,778

Year ended October 31, 2010:
Shares sold	991,125	$30,746,805
Shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	181,117	5,420,299
Shares issued in connection with the acquisition of MainStay Mid Cap Value Fund (See Note 10)	382,905	11,576,242
Shares issued to shareholders in reinvestment of dividends	3,696	107,602
Shares redeemed	(613,585)	(18,956,078)

Net increase (decrease)	945,258	$28,894,870

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	12,814,385	$460,123,948
Shares issued to shareholders in reinvestment of dividends	304,918	10,893,483
Shares redeemed	(7,115,430)	(254,735,266)

Net increase (decrease)	6,003,873	$216,282,165

Year ended October 31, 2010:
Shares sold	22,005,072	$690,897,460
Shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	472,783	14,204,015
Shares issued in connection with the acquisition of MainStay Mid Cap Value Fund (See Note 10)	9,175	278,552
Shares issued to shareholders in reinvestment of dividends	676,694	20,607,983
Shares redeemed	(12,807,985)	(396,788,295)

Net increase (decrease) in shares outstanding before conversion	10,355,739	329,199,715
Shares converted into Class I (a)	690,793	21,241,909

Net increase (decrease)	11,046,532	$350,441,624

Class R1	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	159,284	$5,665,409
Shares issued to shareholders in reinvestment of dividends	2,351	84,163
Shares redeemed	(54,892)	(1,970,209)

Net increase (decrease)	106,743	$3,779,363

Year ended October 31, 2010:
Shares sold	92,759	$2,923,523
Shares issued in connection with the acquisition of MainStay Value Fund (See Note 10)	36	1,080
Shares issued in connection with the acquisition of MainStay Mid Cap Value Fund (See Note 10)	577	17,519
Shares issued to shareholders in reinvestment of dividends	5,288	160,826
Shares redeemed	(102,375)	(3,211,431)

Net increase (decrease)	(3,715)	$(108,483)

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	163,280	$5,901,840
Shares issued to shareholders in reinvestment of dividends	2,222	78,719
Shares redeemed	(265,335)	(9,221,804)

Net increase (decrease)	(99,833)	$(3,241,245)

Year ended October 31, 2010:
Shares sold	493,708	$15,113,228
Shares issued in connection with the acquisition of MainStay Value Fund (Note 10)	1,563	46,926
Shares issued in connection with the acquisition of MainStay Mid Cap Value Fund (See Note 10)	4,702	142,610
Shares issued to shareholders in reinvestment of dividends	5,799	174,935
Shares redeemed	(143,346)	(4,457,333)

Net increase (decrease)	362,426	$11,020,366

Class R3	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	103,476	$3,672,267
Shares issued to shareholders in reinvestment of dividends	857	30,268
Shares redeemed	(41,346)	(1,505,197)

Net increase (decrease)	62,987	$2,197,338

Year ended October 31, 2010:
Shares sold	240,452	$7,248,813
Shares issued to shareholders in reinvestment of dividends	1,272	38,382
Shares redeemed	(37,572)	(1,172,622)

Net increase (decrease)	204,152	$6,114,573

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Notes to Financial Statements (unaudited) (continued)

MainStay ICAP Global Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	16,881	$152,680
Shares issued to shareholders in reinvestment of dividends	167	1,458
Shares redeemed	(3,846)	(35,175)

Net increase (decrease)	13,202	$118,963

Year ended October 31, 2010:
Shares sold	35,120	$279,326
Shares issued to shareholders in reinvestment of dividends	510	3,744
Shares redeemed	(14,751)	(113,234)

Net increase (decrease) in shares outstanding before conversion	20,879	169,836
Shares converted into Investor Class (See Note 1)	2,013	16,428
Shares converted from Investor Class (See Note 1)	(6,839)	(55,325)

Net increase (decrease)	16,053	$130,939

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	142,315	$1,310,955
Shares issued to shareholders in reinvestment of dividends	1,055	9,215
Shares redeemed	(18,901)	(172,232)

Net increase (decrease)	124,469	$1,147,938

Year ended October 31, 2010:
Shares sold	232,320	$1,869,828
Shares issued to shareholders in reinvestment of dividends	2,648	19,329
Shares redeemed	(62,505)	(488,488)

Net increase (decrease) in shares outstanding before conversion	172,463	1,400,669
Shares converted into Class A (See Note 1)	6,830	55,325
Shares converted from Class A (See Note 1)	(2,011)	(16,428)

Net increase (decrease)	177,282	$1,439,566

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	11,235	$99,514
Shares issued to shareholders in reinvestment of dividends	13	120
Shares redeemed	(2,634)	(23,254)

Net increase (decrease)	8,614	$76,380

Year ended October 31, 2010:
Shares sold	12,377	$100,369
Shares issued to shareholders in reinvestment of dividends	83	595
Shares redeemed	(10,763)	(83,336)

Net increase (decrease)	1,697	$17,628

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	150,980	$1,369,047
Shares issued to shareholders in reinvestment of dividends	23,863	208,560
Shares redeemed	(12,770)	(117,177)

Net increase (decrease)	162,073	$1,460,430

Year ended October 31, 2010:
Shares sold	136,247	$1,084,148
Shares issued to shareholders in reinvestment of dividends	3,424	25,322
Shares redeemed	(13,303)	(105,694)

Net increase (decrease)	126,368	$1,003,776

MainStay ICAP International Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	28,845	$883,123
Shares issued to shareholders in reinvestment of dividends	207	6,063
Shares redeemed	(32,522)	(985,480)

Net increase (decrease) in shares outstanding before conversion	(3,470)	(96,294)
Shares converted into Investor Class (See Note 1)	2,188	68,088
Shares converted from Investor Class (See Note 1)	(7,642)	(230,781)

Net increase (decrease)	(8,924)	$(258,987)

Year ended October 31, 2010:
Shares sold	48,109	$1,322,673
Shares issued to shareholders in reinvestment of dividends	4,222	100,539
Shares redeemed	(71,118)	(1,907,805)

Net increase (decrease) in shares outstanding before conversion	(18,787)	(484,593)
Shares converted into Investor Class (See Note 1)	4,893	137,141
Shares converted from Investor Class (See Note 1)	(14,742)	(411,624)

Net increase (decrease)	(28,636)	$(759,076)

90    MainStay ICAP Funds

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,344,640	$40,667,927
Shares issued to shareholders in reinvestment of dividends	11,645	341,909
Shares redeemed	(923,172)	(28,068,777)

Net increase (decrease) in shares outstanding before conversion	433,113	12,941,059
Shares converted into Class A (See Note 1)	7,639	230,781
Shares converted from Class A (See Note 1)	(2,187)	(68,088)

Net increase (decrease)	438,565	$13,103,752

Year ended October 31, 2010:
Shares sold	3,453,875	$93,612,111
Shares issued to shareholders in reinvestment of dividends	82,484	1,963,948
Shares redeemed	(1,877,367)	(50,279,433)

Net increase (decrease) in shares outstanding before conversion	1,658,992	45,296,626
Shares converted into Class A (See Note 1)	14,734	411,624
Shares converted from Class A (See Note 1)	(4,890)	(137,141)
Shares converted from Class A (a)	(151,149)	(3,999,406)

Net increase (decrease)	1,517,687	$41,571,703

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	177,029	$5,338,057
Shares issued to shareholders in reinvestment of dividends	1	22
Shares redeemed	(114,635)	(3,419,565)

Net increase (decrease)	62,395	$1,918,514

Year ended October 31, 2010:
Shares sold	88,892	$2,420,476
Shares issued to shareholders in reinvestment of dividends	3,242	76,646
Shares redeemed	(270,019)	(7,197,777)

Net increase (decrease)	(177,885)	$(4,700,655)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	5,367,509	$164,268,870
Shares issued to shareholders in reinvestment of dividends	66,235	1,948,038
Shares redeemed	(2,078,277)	(63,690,229)

Net increase (decrease)	3,355,467	$102,526,679

Year ended October 31, 2010:
Shares sold	6,491,218	$174,262,039
Shares issued to shareholders in reinvestment of dividends	296,469	7,176,712
Shares redeemed	(4,824,653)	(129,472,349)

Net increase (decrease) in shares outstanding before conversion	1,963,034	51,966,402
Shares converted into Class I (a)	150,807	3,999,406

Net increase (decrease)	2,113,841	$55,965,808

Class R1	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	3,075	$91,448
Shares issued to shareholders in reinvestment of dividends	96	2,810
Shares redeemed	(20,603)	(615,631)

Net increase (decrease)	(17,432)	$(521,373)

Year ended October 31, 2010:
Shares sold	25,629	$696,644
Shares issued to shareholders in reinvestment of dividends	456	10,929
Shares redeemed	(18,529)	(494,056)

Net increase (decrease)	7,556	$213,517

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	288,402	$8,837,841
Shares issued to shareholders in reinvestment of dividends	1,315	38,605
Shares redeemed	(285,712)	(8,556,962)

Net increase (decrease)	4,005	$319,484

Year ended October 31, 2010:
Shares sold	674,626	$18,581,048
Shares issued to shareholders in reinvestment of dividends	14,358	341,721
Shares redeemed	(361,520)	(9,865,876)

Net increase (decrease)	327,464	$9,056,893

Class R3	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	95,813	$2,909,233
Shares redeemed	(77,676)	(2,390,633)

Net increase (decrease)	18,137	$518,600

Year ended October 31, 2010:
Shares sold	214,704	$5,794,802
Shares issued to shareholders in reinvestment of dividends	2,524	59,830
Shares redeemed	(107,775)	(2,919,095)

Net increase (decrease)	109,453	$2,935,537

(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same ICAP Fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the ICAP Funds to request a voluntary conversion between shares classes of the same ICAP Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an

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Notes to Financial Statements (unaudited) (continued)

investor may automatically be converted back to their original share class, or into another share class, if appropriate

(b)	Includes the redemption of 2,734,301 shares through an in-kind transfer of securities in the amount of $99,040,775. (See Note 11)

(c)	Includes the redemption of 1,587,284 shares through an in-kind transfer of securities in the amount of $55,704,242.

(d)	Class B shares for MainStay ICAP Select Equity Fund were first offered on November 11, 2009.

Note 10–Fund Acquisitions

At a meeting held on June 23, 2009, the Board approved a plan of reorganization whereby the MainStay ICAP Select Equity Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Value Fund, a series of The MainStay Funds. Shareholders of the MainStay Value Fund approved this reorganization on November 5, 2009, which was completed on November 12, 2009. The aggregate net assets of the MainStay ICAP Select Equity Fund immediately before the acquisition were $1,835,281,477 and the combined net assets after the acquisition were $2,189,364,629.

The acquisition was accomplished by a tax-free exchange of the following:

	Shares	Value

MainStay Value Fund

Investor Class	9,297,917	$132,367,008

Class A	10,189,206	144,765,185

Class B	4,043,817	57,278,639

Class C	382,552	5,420,299

Class I	993,600	14,204,015

Class R1	75	1,080

Class R2	3,285	46,926

In exchange for the MainStay Value Fund shares and net assets, the MainStay ICAP Select Equity Fund issued 4,410,690 Investor Class Shares; 4,823,914 Class A shares; 1,913,939 Class B shares; 181,117 Class C shares; 472,783 Class I shares; 36 Class R1 shares; and 1,563 Class R2 shares.

MainStay Value Fund’s net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss:

	Total Net	Capital	Unrealized	Accumulated Net	Undistributed Net
	Assets	Stock	Appreciation	Realized Loss	Investment Loss

MainStay Value Fund	$354,083,152	$425,289,747	$43,388,960	$(114,594,547)	$(1,008)

Also at the meeting held on June 23, 2009, the Board approved a plan of reorganization whereby the MainStay ICAP Select Equity Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Mid Cap Value Fund, a series of The MainStay Funds. Shareholders of the MainStay Mid Cap Value Fund approved this reorganization on November 16, 2009, which was completed on November 24, 2009. The aggregate net assets of the MainStay ICAP Select Equity Fund immediately before the acquisition were $2,229,459,923 and the combined net assets after the acquisition were $2,381,725,187.

The acquisition was accomplished by a tax-free exchange of the following:

	Shares	Value

MainStay Mid Cap Value Fund

Investor Class	3,220,243	$35,331,544

Class A	4,870,845	53,479,447

Class B	4,924,594	51,439,350

Class C	1,108,485	11,576,242

Class I	25,005	278,552

Class R1	1,568	17,519

Class R2	12,937	142,610

In exchange for the MainStay Mid Cap Value Fund shares and net assets, the MainStay ICAP Select Equity Fund issued 1,165,123 Investor Class Shares; 1,763,625 Class A shares; 1,701,453 Class B shares; 382,905 Class C shares; 9,175 Class I shares; 577 Class R1 shares; and 4,702 Class R2 shares.

MainStay Mid Cap Value Fund’s net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized depreciation, accumulated net realized loss and undistributed net investment income:

	Total Net	Capital	Unrealized	Accumulated Net	Undistributed Net
	Assets	Stock	Depreciation	Realized Loss	Investment

MainStay Mid Cap Value Fund	$152,265,264	$191,861,774	$(359,014)	$(39,237,794)	$298

92    MainStay ICAP Funds

Note 11–In-Kind Transfer of Securities

During the six-month period ended April 30, 2011, the MainStay ICAP Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)

12/31/10	2,734,301	$99,040,775	$21,152,510

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

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Board Consideration and Approval of Management Agreements and Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements between the MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund (“ICAP Funds”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) on behalf of the ICAP Funds.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and ICAP as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and ICAP in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and ICAP at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the ICAP Funds prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the ICAP Funds’ investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and ICAP on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the ICAP Funds, and the rationale for any differences in the ICAP Funds’ management and/or subadvisory fees and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the ICAP Funds to New York Life Investments and its affiliates, including ICAP as subadvisor to the ICAP Funds, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the ICAP Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the ICAP Funds by New York Life Investments and ICAP; (ii) the investment performance of the ICAP Funds, New York Life Investments and ICAP; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including ICAP as subadvisor to the ICAP Funds, from their relationship with the ICAP Funds; (iv) the extent to which economies of scale may be realized as the ICAP Funds grow, and the extent to which economies of scale may benefit ICAP Funds investors; and (v) the reasonableness of the ICAP Funds’ management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the ICAP Funds, and that the ICAP Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the ICAP Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and ICAP

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the ICAP Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the ICAP Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the ICAP Funds, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the ICAP Funds’ legal and compliance environment, for overseeing ICAP’s compliance with the ICAP Funds’ policies and investment objectives, and for implementing Board directives as they relate to the ICAP Funds. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the ICAP Funds, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the ICAP

94    MainStay ICAP Funds

Funds’ officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the ICAP Funds’ prospectus.

The Board also examined the nature, extent and quality of the services that ICAP provides to the ICAP Funds. The Board evaluated ICAP’s experience in serving as subadvisor to the ICAP Funds and managing other portfolios. It examined ICAP’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP, and ICAP’s overall legal and compliance environment. The Board also reviewed ICAP’s willingness to invest in personnel designed to benefit the ICAP Funds. In this regard, the Board considered the experience of the ICAP Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and ICAP’s experience, personnel, operations and resources.

Investment Performance

In evaluating the ICAP Funds’ investment performance, the Board considered investment performance results in light of the ICAP Funds’ investment objectives, strategies and risks, as disclosed in the ICAP Funds’ prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the ICAP Funds’ performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the ICAP Funds’ gross and net returns, the ICAP Funds’ investment performance relative to relevant investment categories and Fund benchmarks, the ICAP Funds’ risk-adjusted investment performance, and the ICAP Funds’ investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the ICAP Funds as compared to peer funds. In evaluating the performance of the ICAP Funds, the Board also took into account whether the ICAP Funds had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the ICAP Funds’ investment performance, the Board focused principally on the ICAP Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the ICAP Funds’ investment performance, as well as discussions between the ICAP Funds’ portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance the ICAP Funds’ investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the ICAP Funds, along with ongoing efforts by New York Life Investments and ICAP to enhance investment returns, supported a determination to approve the Agreements. The ICAP Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the ICAP Funds’ prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and ICAP

The Board considered the costs of the services provided by New York Life Investments and ICAP under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the ICAP Funds. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the ICAP Funds, and that New York Life Investments is responsible for paying the subadvisory fees for the ICAP Funds. The Board acknowledged that New York Life Investments and ICAP must be in a position to pay and retain experienced professional personnel to provide services to the ICAP Funds, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the ICAP Funds. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the ICAP Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the ICAP Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the ICAP Funds. The Board recognized, for example, the benefits to ICAP from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP in exchange for commissions paid by certain ICAP Funds with respect to trades on the respective ICAP Funds’ portfolio securities.

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Board Consideration and Approval of Management Agreements and Subadvisory Agreements (Unaudited) (Continued)

The Board further considered that, in addition to fees earned by New York Life Investments for managing the ICAP Funds, New York Life Investments’ affiliates also earn revenues from serving the ICAP Funds in various other capacities, including as the ICAP Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the ICAP Funds to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the ICAP Funds to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the ICAP Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including ICAP) due to their relationships with the ICAP Funds supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the ICAP Funds Grow

The Board also considered whether the ICAP Funds’ expense structures permitted economies of scale to be shared with ICAP Fund investors. The Board reviewed information from New York Life Investments showing how the ICAP Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the ICAP Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the ICAP Funds benefit from any breakpoints or expense limitations. While recognizing the difficulty in determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the ICAP Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds’ expense structures appropriately reflect economies of scale for the benefit of ICAP Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the ICAP Funds’ expense structures as the ICAP Funds grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the ICAP Funds’ expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the ICAP Funds to New York Life Investments, since the fees to be paid to ICAP are paid by New York Life Investments, not the ICAP Funds. The Board also considered the impact of the ICAP Funds’ expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the ICAP Funds’ total ordinary operating expenses.

In assessing the reasonableness of the ICAP Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and ICAP on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the ICAP Funds. In this regard, the Board took into account explanations from New York Life Investments and ICAP about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the ICAP Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the ICAP Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the ICAP Funds’ average net assets. The Board took into account information from New York Life Investments showing that the ICAP Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the ICAP Funds’ transfer agent, charges the ICAP Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the ICAP Funds.

The Board observed that, because the ICAP Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on

96    MainStay ICAP Funds

certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the ICAP Funds’ management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com    97

Proxy Voting Policies and
Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

98    MainStay ICAP Funds

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23061 MS136-11	MSIC10-06/11
E1

MainStay Indexed Bond Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	29

Notes to Financial Statements	35

Board Consideration and Approval of Management Agreement	41

Proxy Voting Policies and Procedures and Proxy Voting Record	44

Shareholder Reports and Quarterly Portfolio Disclosure	44

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	–3.48%	1.32%	5.24%	4.82%	1.15%
		Excluding sales charges	–0.49	4.45	5.88	5.14	1.15

Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges	–3.42	1.39	5.31	4.86	0.80
		Excluding sales charges	–0.43	4.52	5.95	5.18	0.80

Class I Shares	No Sales Charge		–0.25	4.89	6.35	5.52	0.55

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A shares, first offered on January 2, 2004, includes the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Barclays Capital U.S. Aggregate Bond Index[5]	0.02%	5.36%	6.33%	5.74%

Average Lipper Intermediate Investment Grade Debt Fund[6]	0.78	6.16	5.84	5.31

5.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. The Barclays Capital U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an Index.
6.	The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$995.10	$4.55	$1,020.20	$4.61

Class A Shares	$1,000.00	$995.70	$3.91	$1,020.90	$3.96

Class I Shares	$1,000.00	$997.50	$2.13	$1,022.70	$2.16

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.92% for Investor Class, 0.79% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

U.S. Government & Federal Agencies	71.50
Corporate Bonds	17.90
Yankee Bonds	5.10
Mortgage-Backed Securities	2.50
Foreign Government Bonds	1.70
Short-Term Investments	1.60
Municipal Bonds	0.40
Asset-Backed Securities	0.40
Other Assets, Less Liabilities	(-1.1)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2011 (excluding short-term investments)

1.	United States Treasury Notes, 0.50%–3.625%, due 4/15/13–2/15/21
2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.168%–8.00%, due 6/1/11–3/1/41
3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%–8.00%, due 6/1/11–4/1/41
4.	Government National Mortgage Association (Mortgage Pass–Through Securities), 4.00%–8.50%, due 9/15/11–3/20/41
5.	United States Treasury Bonds, 3.875%–6.75%, due 8/15/26–2/15/41
6.	Federal Home Loan Mortgage Corporation, 1.00%–5.125%, due 9/21/12–3/27/19
7.	Federal National Mortgage Association, 1.05%–6.21%, due 5/18/12–8/6/38
8.	JPMorgan Chase Commercial Mortgage Securities Corp., 4.879%–5.915%, due 1/12/38–2/12/49
9.	General Electric Capital Corp., 2.10%–6.75%, due 6/15/12–1/14/38
10.	Citigroup, Inc., 4.70%–6.375%, due 8/12/14–2/22/33

8    MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Donald F. Serek and Thomas J. Girard of New York Life Investments,1 the Fund’s Manager.

How did MainStay Indexed Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Indexed Bond Fund returned –0.49% for Investor Class shares and –0.43% for Class A shares for the six months ended April 30, 2011. Over the same period, Class I shares returned –0.25%. All share classes underperformed the 0.78% return of the average Lipper2 intermediate investment grade debt fund for the six months ended April 30, 2011. All share classes also underperformed the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index3 for the reporting period. The Barclays Capital U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund employs a passive strategy that attempts to replicate the return of its benchmark. Because the Fund incurs operating expenses that the Barclays Capital U.S. Aggregate Bond Index does not, the Fund’s performance will typically lag that of the Index.

During the reporting period, which credit-rating categories were strong performers and which credit-rating categories were weak?

During the reporting period, bonds with higher levels of risk generally outperformed bonds with lower levels of risk. As a result, bonds rated BBB4 were the best-performing rating category in the Barclays Capital U.S. Aggregate Bond Index, followed by bonds rated A and AA. The worst-performing rating category was bonds rated AAA.

Which market sectors provided the strongest contributions to the Fund’s performance and which market sectors detracted the most?

All spread sectors (sectors other than U.S. Treasury securities) in the Barclays Capital U.S. Aggregate Bond Index generated positive total returns during the reporting period. Commercial mortgage-backed securities (CMBS) was the best-performing sector, returning more than 500 basis points in excess of comparable U.S. Treasury issues. (A basis point is one hundredth of a percentage point.)

Corporate bonds were the second-best-performing sector in the Barclays Capital U.S. Aggregate Bond Index. Mortgage-backed securities, asset-backed securities and agency securities also provided positive, though lower, excess returns during the reporting period.

Treasury rates rose during the reporting period, leading to a negative total return for the U.S. Treasury component of the Barclays Capital U.S. Aggregate Bond Index. Tighter spreads across other asset classes, however, offset that negative factor, leaving the benchmark in positive territory for the six months ended April 30, 2011.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
4. Debt rated AAA has the highest rating assigned by Standard & Poor’s, and in the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor’s is deemed by Standard & Poor’s to differ from the highest-rated issues only to a small degree. In the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor’s is deemed by Standard & Poor’s to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor’s, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor’s is deemed by Standard & Poor’s to exhibit adequate protection parameters. It is the opinion of Standard & Poor’s, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments††† April 30, 2011 (unaudited)

	Principal
	Amount	Value
Long-Term Bonds 99.4%† Asset-Backed Securities 0.4%

Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 3/15/20	$54,778	$58,613

Automobile 0.2%
Nissan Auto Lease Trust Series 2010-B, Class A3 1.12%, due 12/15/13	1,000,000	1,003,966

Home Equity 0.1%
Citicorp Residential Mortgage Securities, Inc. Series 2006-3, Class A3 5.61%, due 11/25/36 (a)	160,799	161,045
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (a)	226,016	229,842
Residential Asset Mortgage Products, Inc. Series 2003-RZ5, Class A7 4.97%, due 9/25/33 (a)	145,156	147,401
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (a)	96,707	88,519

		626,807

Student Loans 0.1%
JPMorgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF3 5.876%, due 3/25/47 (a)(b)	500,000	326,716

Total Asset-Backed Securities (Cost $2,173,359)		2,016,102

Corporate Bonds 17.9%

Aerospace & Defense 0.5%
Boeing Co. (The) 6.125%, due 2/15/33	250,000	284,517
General Dynamics Corp. 4.25%, due 5/15/13	350,000	374,506
Goodrich Corp. 7.00%, due 4/15/38	50,000	57,598
L-3 Communications Corp. 5.20%, due 10/15/19	100,000	105,685
Lockheed Martin Corp. 4.25%, due 11/15/19	500,000	509,774
Northrop Grumman Corp. 1.85%, due 11/15/15	400,000	387,576
5.05%, due 8/1/19	100,000	107,159
United Technologies Corp.
4.50%, due 4/15/20	250,000	262,576
4.875%, due 5/1/15	200,000	222,279
6.125%, due 2/1/19	250,000	292,420

		2,604,090

Agriculture 0.2%
Archer-Daniels-Midland Co. 5.45%, due 3/15/18	100,000	112,519
6.45%, due 1/15/38	200,000	232,004
Bunge Limited Finance Corp. 5.35%, due 4/15/14	100,000	107,814
Philip Morris International, Inc. 5.65%, due 5/16/18	325,000	367,182

		819,519

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	57,197

Auto Manufacturers 0.1%
DaimlerChrysler N.A. Holding Corp. 8.50%, due 1/18/31	300,000	410,107

Auto Parts & Equipment 0.0%‡
Johnson Controls, Inc. 5.50%, due 1/15/16	50,000	55,831
6.00%, due 1/15/36	50,000	52,654

		108,485

Banks 3.7%
Bank of America Corp. 3.625%, due 3/17/16	1,200,000	1,206,095
4.75%, due 8/1/15	250,000	264,563
5.25%, due 12/1/15	200,000	212,553
5.42%, due 3/15/17	1,100,000	1,146,964
5.625%, due 10/14/16	100,000	108,404
5.65%, due 5/1/18	325,000	346,141
Bank of New York Mellon Corp. (The) 2.95%, due 6/18/15	250,000	257,251
BB&T Corp. 3.375%, due 9/25/13	650,000	680,297
Branch Banking & Trust Co. 4.875%, due 1/15/13	100,000	105,507

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of April 30, 2011, excluding short-term investments. May be subject to change daily.

10 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)
Banks (continued)

X Citigroup, Inc. 4.70%, due 5/29/15	$300,000	$317,030
4.875%, due 5/7/15	350,000	367,244
5.50%, due 10/15/14	1,000,000	1,090,368
5.875%, due 2/22/33	600,000	581,471
6.125%, due 11/21/17	1,000,000	1,108,799
6.375%, due 8/12/14	300,000	335,180
Fifth Third Bank 4.75%, due 2/1/15	250,000	265,539
Goldman Sachs Group, Inc. (The) 5.15%, due 1/15/14	625,000	674,472
5.35%, due 1/15/16	350,000	379,539
5.95%, due 1/18/18	1,000,000	1,094,510
6.00%, due 6/15/20	500,000	541,088
6.25%, due 9/1/17	350,000	389,597
HSBC Bank USA N.A. 4.625%, due 4/1/14	925,000	990,165
JPMorgan Chase & Co. 4.40%, due 7/22/20	1,000,000	987,836
5.15%, due 10/1/15	500,000	542,040
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	785,000	875,620
KeyBank N.A. 5.80%, due 7/1/14	375,000	412,244
Marshall & Ilsley Bank 5.00%, due 1/17/17	150,000	159,900
Mercantile Bankshares Corp. Series B 4.625%, due 4/15/13	100,000	105,943
Morgan Stanley
Series E 5.45%, due 1/9/17	425,000	455,138
5.50%, due 7/24/20	1,100,000	1,123,727
6.25%, due 8/28/17	310,000	342,691
Northern Trust Corp. 3.45%, due 11/4/20	100,000	96,843
PNC Bank N.A. 5.25%, due 1/15/17	175,000	189,443
PNC Funding Corp. 3.625%, due 2/8/15	150,000	157,107
5.125%, due 2/8/20	100,000	106,867
Sanwa Bank, Ltd. 7.40%, due 6/15/11	100,000	100,763
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	110,547
SunTrust Banks, Inc. 5.40%, due 4/1/20	15,000	15,430
U.S. Bancorp 2.875%, due 11/20/14	300,000	311,977
U.S. Bank N.A. 4.80%, due 4/15/15	100,000	109,046
UBS A.G. 7.75%, due 9/1/26	100,000	120,733
Wachovia Bank N.A. 4.875%, due 2/1/15	575,000	620,674
5.00%, due 8/15/15	50,000	53,975
5.60%, due 3/15/16	200,000	219,988
6.60%, due 1/15/38	300,000	343,365
Wachovia Corp. 5.25%, due 8/1/14	100,000	108,452
5.50%, due 8/1/35	125,000	122,974
Wells Fargo & Co. 3.75%, due 10/1/14	250,000	264,677
Wells Fargo Bank N.A. 5.75%, due 5/16/16	350,000	390,115
5.95%, due 8/26/36	150,000	157,534

		21,068,426

Beverages 0.3%
Anheuser-Busch Cos., Inc. 6.45%, due 9/1/37	250,000	287,019
Coca-Cola Co. (The) 3.15%, due 11/15/20	550,000	522,481
Dr. Pepper Snapple Group, Inc. 2.35%, due 12/21/12	200,000	204,325
6.12%, due 5/1/13	100,000	109,254
Pepsi Bottling Group, Inc. 7.00%, due 3/1/29	60,000	75,106
PepsiCo., Inc. 5.00%, due 6/1/18	500,000	551,568

		1,749,753

Biotechnology 0.1%
Amgen, Inc. 3.45%, due 10/1/20	150,000	142,787
4.85%, due 11/18/14	100,000	111,024
5.85%, due 6/1/17	150,000	173,034
6.40%, due 2/1/39	100,000	112,411
Genentech, Inc. 4.75%, due 7/15/15	100,000	109,578

		648,834

Building Materials 0.0%‡
CRH America, Inc. 4.125%, due 1/15/16	100,000	102,069
6.00%, due 9/30/16	100,000	110,239

		212,308

Chemicals 0.3%
Air Products & Chemicals, Inc. 4.15%, due 2/1/13	100,000	104,316

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)
Chemicals (continued)

Dow Chemical Co. (The) 2.50%, due 2/15/16	$250,000	$244,903
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	50,000	48,308
4.625%, due 1/15/20	200,000	209,995
4.75%, due 11/15/12	280,000	296,659
Eastman Chemical Co. 4.50%, due 1/15/21	50,000	49,685
Lubrizol Corp. 5.50%, due 10/1/14	100,000	112,178
PPG Industries, Inc. 5.75%, due 3/15/13	100,000	107,932
Praxair, Inc. 3.95%, due 6/1/13	200,000	212,369
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	121,311
Valspar Corp. 5.625%, due 5/1/12	250,000	258,819

		1,766,475

Commercial Services 0.1%
McKesson Corp. 5.70%, due 3/1/17	50,000	56,115
R.R. Donnelley & Sons Co. 5.50%, due 5/15/15	100,000	105,379
Science Applications International Corp. 6.25%, due 7/1/12	100,000	105,725
Western Union Co. (The) 5.93%, due 10/1/16	130,000	146,310

		413,529

Computers 0.3%
Dell, Inc. 4.70%, due 4/15/13	175,000	186,699
Electronic Data Systems Corp. Series B 6.00%, due 8/1/13	100,000	110,716
Hewlett-Packard Co. 2.20%, due 12/1/15	150,000	148,964
International Business Machines Corp. 5.70%, due 9/14/17	700,000	806,269
5.875%, due 11/29/32	100,000	111,606
6.50%, due 1/15/28	100,000	119,623
7.50%, due 6/15/13	100,000	113,511
8.375%, due 11/1/19	100,000	132,939

		1,730,327

Cosmetics & Personal Care 0.1%
Colgate-Palmolive Co. 3.15%, due 8/5/15	100,000	104,506
Procter & Gamble Co. (The) 4.70%, due 2/15/19	250,000	272,255
4.85%, due 12/15/15	75,000	83,685
5.55%, due 3/5/37	100,000	109,150
5.80%, due 8/15/34	75,000	84,081

		653,677

Diversified Financial Services 1.2%
Citigroup Funding, Inc. 1.875%, due 11/15/12 (c)	1,500,000	1,531,410
X General Electric Capital Corp. 2.10%, due 1/7/14	100,000	101,070
2.625%, due 12/28/12 (c)	1,500,000	1,551,376
5.00%, due 1/8/16	375,000	410,114
5.40%, due 2/15/17	200,000	219,691
5.875%, due 1/14/38	525,000	530,976
6.00%, due 6/15/12	625,000	660,900
Series A
6.75%, due 3/15/32	650,000	733,468
HSBC Finance Corp. 6.676%, due 1/15/21 (d)	951,000	1,009,343
Toyota Motor Credit Corp. 2.80%, due 1/11/16	200,000	201,926

		6,950,274

Electric 1.6%
Alabama Power Co. 5.55%, due 2/1/17	50,000	55,879
Alliant Energy Corp. 4.00%, due 10/15/14	100,000	104,738
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	101,613
Arizona Public Service Co. 6.375%, due 10/15/11	100,000	102,469
Baltimore Gas & Electric Co. 6.125%, due 7/1/13	100,000	110,070
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	118,747
Commonwealth Edison Co. 6.15%, due 9/15/17	300,000	345,265
Consolidated Edison Co. of New York, Inc. 6.20%, due 6/15/36	100,000	111,379
6.30%, due 8/15/37	225,000	256,030
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	118,390
Consumers Energy Co. Series B 5.375%, due 4/15/13	300,000	323,591

12 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)
Electric (continued)

Detroit Edison Co. (The) 6.40%, due 10/1/13	$275,000	$307,635
Dominion Resources, Inc. 5.15%, due 7/15/15	100,000	110,346
Duke Energy Carolinas LLC 5.30%, due 2/15/40	150,000	150,894
6.00%, due 1/15/38	200,000	219,282
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	236,833
Entergy Mississippi, Inc. 5.15%, due 2/1/13	75,000	78,530
FirstEnergy Corp.
Series B 6.45%, due 11/15/11	11,000	11,297
Series C 7.375%, due 11/15/31	200,000	222,128
Florida Power & Light Co. 5.55%, due 11/1/17	100,000	115,995
5.95%, due 10/1/33	100,000	109,586
Florida Power Corp. 6.35%, due 9/15/37	150,000	170,615
Georgia Power Co. 4.75%, due 9/1/40	150,000	137,385
5.65%, due 3/1/37	100,000	102,479
Indiana Michigan Power Co. 7.00%, due 3/15/19	50,000	59,191
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	42,278
Kansas City Power & Light Co. 6.50%, due 11/15/11	50,000	51,229
Kentucky Utilities Co. 1.625%, due 11/1/15 (d)	100,000	96,160
MidAmerican Energy Holdings Co. 5.875%, due 10/1/12	100,000	106,620
Nevada Power Co. 6.50%, due 4/15/12	50,000	52,697
6.50%, due 8/1/18	150,000	173,395
NextEra Energy Capital Holdings, Inc. 2.60%, due 9/1/15	300,000	297,385
NiSource Finance Corp. 6.15%, due 3/1/13	175,000	189,619
Ohio Power Co.
Series K 6.00%, due 6/1/16	50,000	56,797
Series G 6.60%, due 2/15/33	150,000	167,327
Oncor Electric Delivery Co. LLC 5.00%, due 9/30/17 (d)	100,000	106,850
7.00%, due 9/1/22	100,000	117,820
Pacific Gas & Electric Co. 5.625%, due 11/30/17	750,000	843,530
PacifiCorp 6.25%, due 10/15/37	300,000	337,091
Peco Energy Co. 5.95%, due 10/1/36	100,000	107,274
Pepco Holdings, Inc. 2.70%, due 10/1/15	200,000	198,886
PPL Energy Supply LLC 5.40%, due 8/15/14	100,000	108,565
Progress Energy, Inc. 5.625%, due 1/15/16	250,000	281,047
PSE&G Power LLC 5.125%, due 4/15/20	80,000	83,187
8.625%, due 4/15/31	50,000	63,504
PSI Energy, Inc. 5.00%, due 9/15/13	100,000	108,284
Public Service Electric & Gas Co. Series D 5.25%, due 7/1/35	50,000	49,530
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	109,593
San Diego Gas & Electric Co. 5.35%, due 5/15/35	175,000	178,841
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	108,841
6.50%, due 11/1/18	90,000	105,733
Southern California Edison Co. 4.50%, due 9/1/40	175,000	155,721
6.00%, due 1/15/34	100,000	109,603
Union Electric Co. 4.65%, due 10/1/13	100,000	107,243
5.40%, due 2/1/16	100,000	110,366
Virginia Electric and Power Co. 5.00%, due 6/30/19	120,000	129,166
6.00%, due 1/15/36	100,000	109,001
6.00%, due 5/15/37	125,000	136,547
Xcel Energy, Inc. 6.50%, due 7/1/36	200,000	225,020

		9,005,117

Electrical Components & Equipment 0.1%
Cooper Industries, Inc. 5.25%, due 11/15/12	50,000	53,330
Emerson Electric Co. 4.25%, due 11/15/20	400,000	415,249

		468,579

Electronics 0.0%‡
Thermo Fisher Scientific, Inc. 3.20%, due 3/1/16	100,000	102,542

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)
Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	$300,000	$315,336
Waste Management, Inc. 5.00%, due 3/15/14	50,000	54,247
7.125%, due 12/15/17	100,000	117,501
7.75%, due 5/15/32	75,000	93,914

		580,998

Finance—Commercial 0.1%
Caterpillar Financial Services Corp. 6.20%, due 9/30/13	250,000	279,622

Finance—Consumer Loans 0.1%
American General Finance Corp. Series I 5.40%, due 12/1/15	350,000	329,000
SLM Corp. 5.625%, due 8/1/33	250,000	218,626

		547,626

Finance—Credit Card 0.4%
American Express Co. 5.50%, due 9/12/16	75,000	83,426
6.15%, due 8/28/17	525,000	596,310
American Express Credit Corp. 7.30%, due 8/20/13	600,000	674,068
Capital One Bank USA N.A. 5.125%, due 2/15/14	100,000	109,563
8.80%, due 7/15/19	500,000	640,345
Capital One Financial Corp. 5.25%, due 2/21/17	100,000	108,317

		2,212,029

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos., Inc. (The) 7.25%, due 2/1/18	400,000	469,978
Credit Suisse First Boston USA, Inc. 4.875%, due 1/15/15	875,000	952,263
5.125%, due 1/15/14	100,000	109,050
Merrill Lynch & Co., Inc. 5.70%, due 5/2/17	100,000	104,668
6.40%, due 8/28/17	400,000	445,856

		2,081,815

Finance—Mortgage Loan/Banker 0.0%‡
Countrywide Financial Corp. 6.25%, due 5/15/16	200,000	216,410

Finance—Other Services 0.1%
Mellon Funding Corp. 5.00%, due 12/1/14	250,000	274,371
National Rural Utilities Cooperative Finance Corp. 1.90%, due 11/1/15	50,000	48,973
5.45%, due 2/1/18	150,000	166,500
8.00%, due 3/1/32	75,000	97,967

		587,811

Food 0.6%
Campbell Soup Co. 4.50%, due 2/15/19	250,000	265,137
4.875%, due 10/1/13	100,000	109,096
ConAgra Foods, Inc. 7.00%, due 10/1/28	100,000	108,774
Corn Products International, Inc. 4.625%, due 11/1/20	50,000	50,095
General Mills, Inc. 5.70%, due 2/15/17	250,000	284,222
Hershey Co. (The) 5.45%, due 9/1/16	100,000	113,972
Kellogg Co. Series B 7.45%, due 4/1/31	150,000	189,577
Kraft Foods, Inc. 4.125%, due 2/9/16	500,000	525,232
5.25%, due 10/1/13	100,000	108,960
5.375%, due 2/10/20	250,000	270,578
6.125%, due 2/1/18	250,000	283,763
6.50%, due 8/11/17	225,000	260,979
Kroger Co. (The) 5.50%, due 2/1/13	250,000	267,635
6.40%, due 8/15/17	175,000	203,938
Safeway, Inc. 5.00%, due 8/15/19	100,000	103,586
6.35%, due 8/15/17	100,000	113,419
Sysco Corp. 5.375%, due 9/21/35	100,000	104,897
Unilever Capital Corp. 5.90%, due 11/15/32	100,000	111,514

		3,475,374

Forest Products & Paper 0.1%
International Paper Co. 5.25%, due 4/1/16	100,000	108,861
5.30%, due 4/1/15	250,000	274,051

		382,912

Gas 0.0%‡
AGL Capital Corp. 4.45%, due 4/15/13	100,000	105,670

14 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)
Gas (continued)

Sempra Energy 6.00%, due 2/1/13	$100,000	$107,036

		212,706

Hand & Machine Tools 0.0%‡
Black & Decker Corp. 4.75%, due 11/1/14	50,000	54,361

Health Care—Products 0.2%
Baxter International, Inc. 4.625%, due 3/15/15	50,000	54,831
5.90%, due 9/1/16	100,000	116,519
CareFusion Corp. 5.125%, due 8/1/14	100,000	108,775
Johnson & Johnson 5.15%, due 7/15/18	250,000	282,187
6.95%, due 9/1/29	100,000	126,144
Medtronic, Inc. 4.45%, due 3/15/20	100,000	103,553
Series B 4.75%, due 9/15/15	50,000	55,189
St. Jude Medical, Inc. 3.75%, due 7/15/14	150,000	158,838

		1,006,036

Health Care—Services 0.2%
Aetna, Inc. 6.00%, due 6/15/16	175,000	199,746
CIGNA Corp. 5.125%, due 6/15/20	150,000	158,095
Laboratory Corp. of America Holdings 4.625%, due 11/15/20	100,000	101,113
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	102,437
UnitedHealth Group, Inc. 5.375%, due 3/15/16	100,000	111,678
6.00%, due 6/15/17	330,000	374,013
WellPoint, Inc. 5.95%, due 12/15/34	250,000	256,071

		1,303,153

Home Builders 0.0%‡
MDC Holdings, Inc. 5.375%, due 7/1/15	50,000	51,716
Toll Brothers Finance Corp. 5.15%, due 5/15/15	50,000	51,482

		103,198

Household Products & Wares 0.1%
Clorox Co. (The) 5.00%, due 1/15/15	50,000	54,516
Fortune Brands, Inc. 5.375%, due 1/15/16	100,000	107,022
Kimberly-Clark Corp. 6.375%, due 1/1/28	100,000	113,581
6.625%, due 8/1/37	100,000	120,759

		395,878

Housewares 0.0%‡
Newell Rubbermaid, Inc. 6.75%, due 3/15/12	50,000	52,454

Insurance 1.0%
ACE INA Holdings, Inc. 2.60%, due 11/23/15	100,000	98,795
5.70%, due 2/15/17	60,000	66,908
5.875%, due 6/15/14	105,000	117,602
Aegon Funding Corp. 5.75%, due 12/15/20	100,000	106,175
Allstate Corp. (The) 5.00%, due 8/15/14	425,000	468,520
American International Group, Inc. 5.85%, due 1/16/18	300,000	317,015
6.25%, due 5/1/36	200,000	204,937
Aon Corp. 7.375%, due 12/14/12	100,000	109,067
Assurant, Inc. 5.625%, due 2/15/14	100,000	106,869
Berkshire Hathaway Finance Corp. 4.85%, due 1/15/15	400,000	441,283
5.00%, due 8/15/13	500,000	543,360
Chubb Corp. 5.20%, due 4/1/13	100,000	107,597
5.75%, due 5/15/18	100,000	113,007
Genworth Financial, Inc. Class A 4.95%, due 10/1/15	75,000	76,687
5.75%, due 6/15/14	50,000	52,078
Hartford Financial Services Group, Inc. (The) 5.50%, due 3/30/20	150,000	156,016
Lincoln National Corp. 4.75%, due 2/15/14	150,000	158,671
Marsh & McLennan Cos., Inc. 5.375%, due 7/15/14	100,000	108,924
MetLife Global Funding I 5.125%, due 6/10/14 (d)	220,000	240,564
MetLife, Inc. 4.75%, due 2/8/21	300,000	305,852
5.70%, due 6/15/35	100,000	101,789

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)
Insurance (continued)

Metropolitan Life Global Funding I 3.125%, due 1/11/16 (d)	$100,000	$100,252
Nationwide Financial Services, Inc. 5.10%, due 10/1/15	25,000	26,349
Pricoa Global Funding I 4.625%, due 6/25/12 (d)	100,000	103,573
Principal Financial Group, Inc. 6.05%, due 10/15/36	100,000	105,082
Progressive Corp. (The) 6.25%, due 12/1/32	50,000	54,277
Protective Life Corp. 4.875%, due 11/1/14	100,000	106,973
Prudential Financial, Inc. Series B 5.10%, due 9/20/14	250,000	272,098
5.70%, due 12/14/36	200,000	199,452
St. Paul Travelers Cos., Inc. (The) 5.50%, due 12/1/15	100,000	111,914
6.75%, due 6/20/36	75,000	86,423
Travelers Cos., Inc. (The) 5.375%, due 6/15/12	100,000	104,242
Travelers Property Casualty Corp. 5.00%, due 3/15/13	100,000	107,013

		5,379,364

Internet 0.0%‡
Symantec Corp. 2.75%, due 9/15/15	50,000	49,210

Iron & Steel 0.1%
Nucor Corp. 4.125%, due 9/15/22	50,000	49,130
5.00%, due 12/1/12	245,000	260,165

		309,295

Lodging 0.0%‡
Marriott International, Inc. 5.625%, due 2/15/13	50,000	53,549
Wyndham Worldwide Corp. 6.00%, due 12/1/16	50,000	53,519

		107,068

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 6.05%, due 8/15/36	313,000	356,896

Machinery—Diversified 0.1%
Deere & Co. 4.375%, due 10/16/19	100,000	105,229
7.125%, due 3/3/31	125,000	158,345

		263,574

Media 1.0%
Comcast Corp. 4.95%, due 6/15/16	100,000	108,462
5.65%, due 6/15/35	200,000	194,122
5.875%, due 2/15/18	525,000	585,658
6.45%, due 3/15/37	250,000	265,379
Cox Communications, Inc. 5.45%, due 12/15/14	100,000	111,458
7.125%, due 10/1/12	200,000	216,386
DIRECTV Holdings LLC 5.20%, due 3/15/20	250,000	262,345
Discovery Communications LLC 3.70%, due 6/1/15	100,000	104,383
6.35%, due 6/1/40	105,000	111,071
Historic TW, Inc. 6.625%, due 5/15/29	250,000	272,605
NBC Universal, Inc. 5.15%, due 4/30/20 (d)	500,000	522,304
News America, Inc. 5.30%, due 12/15/14	300,000	334,469
6.40%, due 12/15/35	175,000	184,627
7.25%, due 5/18/18	100,000	121,018
Time Warner Cable, Inc. 6.20%, due 7/1/13	500,000	550,580
6.55%, due 5/1/37	275,000	290,324
6.75%, due 7/1/18	250,000	287,926
Time Warner Cos., Inc. 6.95%, due 1/15/28	200,000	224,160
Time Warner, Inc. 7.625%, due 4/15/31	375,000	449,798
Viacom, Inc. 5.625%, due 8/15/12	18,000	18,950
6.875%, due 4/30/36	250,000	279,918

		5,495,943

Mining 0.1%
Alcoa, Inc. 5.72%, due 2/23/19	187,000	198,157
5.95%, due 2/1/37	100,000	98,181
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	162,389
Vulcan Materials Co. 6.30%, due 6/15/13	150,000	159,122

		617,849

16 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.3%
3M Co. 5.70%, due 3/15/37	$150,000	$165,628
Cooper US, Inc. 2.375%, due 12/15/16	125,000	124,363
Danaher Corp. 5.625%, due 1/15/18	100,000	112,544
Dover Corp. 5.45%, due 3/15/18	100,000	112,129
General Electric Co. 5.25%, due 12/6/17	500,000	553,607
Honeywell International, Inc. 5.30%, due 3/1/18	250,000	280,532
5.70%, due 3/15/37	100,000	108,257
ITT Corp. 4.90%, due 5/1/14	250,000	270,245

		1,727,305

Office Equipment/Supplies 0.1%
Pitney Bowes, Inc. 5.75%, due 9/15/17	100,000	109,119
Xerox Corp. 6.35%, due 5/15/18	100,000	113,968
6.40%, due 3/15/16	160,000	182,924

		406,011

Oil & Gas 0.6%
Amerada Hess Corp. 7.30%, due 8/15/31	100,000	120,167
Anadarko Petroleum Corp. 5.95%, due 9/15/16	325,000	363,021
6.45%, due 9/15/36	150,000	154,553
Apache Corp. 5.10%, due 9/1/40	150,000	143,828
Burlington Resources, Inc. 7.375%, due 3/1/29	104,000	123,067
Chevron Corp. 4.95%, due 3/3/19	250,000	277,547
ConocoPhillips 5.75%, due 2/1/19	250,000	286,618
5.90%, due 10/15/32	250,000	271,774
Devon Energy Corp. 5.625%, due 1/15/14	100,000	111,008
7.95%, due 4/15/32	50,000	65,951
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	196,880
Marathon Oil Corp. 6.00%, due 10/1/17	100,000	114,050
6.80%, due 3/15/32	100,000	112,393
Marathon Petroleum Corp. 3.50%, due 3/1/16 (d)	50,000	50,663
Occidental Petroleum Corp. 4.125%, due 6/1/16	250,000	268,744
Pemex Project Funding Master Trust 6.625%, due 6/15/35	425,000	431,437
Valero Energy Corp. 4.50%, due 2/1/15	175,000	186,593
6.625%, due 6/15/37	100,000	105,187
7.50%, due 4/15/32	100,000	114,485
XTO Energy, Inc. 4.90%, due 2/1/14	75,000	82,238

		3,580,204

Oil & Gas Services 0.1%
Baker Hughes, Inc. 5.125%, due 9/15/40	200,000	193,936
Halliburton Co. 6.15%, due 9/15/19	250,000	290,383
Weatherford International, Inc. 6.35%, due 6/15/17	225,000	255,465

		739,784

Pharmaceuticals 0.7%
Abbott Laboratories 5.875%, due 5/15/16	200,000	231,644
6.15%, due 11/30/37	225,000	253,129
Allergan, Inc. 5.75%, due 4/1/16	50,000	57,113
Bristol-Myers Squibb Co. 5.45%, due 5/1/18	100,000	112,174
5.875%, due 11/15/36	150,000	165,121
7.15%, due 6/15/23	50,000	62,802
Cardinal Health, Inc. 4.00%, due 6/15/15	150,000	156,263
5.50%, due 6/15/13	50,000	53,957
Eli Lilly & Co. 4.50%, due 3/15/18	100,000	106,517
7.125%, due 6/1/25	100,000	126,098
GlaxoSmithKline Capital, Inc. 4.375%, due 4/15/14	200,000	217,020
6.375%, due 5/15/38	250,000	286,003
Mead Johnson Nutrition Co. 3.50%, due 11/1/14	250,000	262,032
Medco Health Solutions, Inc. 2.75%, due 9/15/15	200,000	199,996
Merck & Co., Inc. 4.75%, due 3/1/15	100,000	110,552
5.00%, due 6/30/19	250,000	273,822
Novartis Capital Corp. 4.125%, due 2/10/14	100,000	107,467
Pfizer, Inc. 6.20%, due 3/15/19	650,000	757,743

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)

Schering-Plough Corp. 6.50%, due 12/1/33	$100,000	$119,107
Teva Pharmaceutical Finance LLC 6.15%, due 2/1/36	50,000	55,454
Wyeth 5.50%, due 3/15/13	100,000	108,460
6.00%, due 2/15/36	200,000	218,003
6.45%, due 2/1/24	100,000	118,104

		4,158,581

Pipelines 0.4%
Duke Capital LLC 6.75%, due 2/15/32	125,000	137,328
Energy Transfer Partners, L.P. 5.95%, due 2/1/15	130,000	144,069
6.70%, due 7/1/18	100,000	115,152
Enterprise Products Operating LLC 3.20%, due 2/1/16	100,000	100,918
Enterprise Products Operating, L.P. Series B 6.875%, due 3/1/33	200,000	222,684
Kinder Morgan Energy Partners, L.P. 5.00%, due 12/15/13	150,000	163,054
5.80%, due 3/15/35	250,000	245,544
ONEOK Partners, L.P. 6.15%, due 10/1/16	200,000	227,856
Plains All American Pipeline, L.P./PAA Finance Corp. 6.65%, due 1/15/37	65,000	70,944
Spectra Energy Capital LLC 6.20%, due 4/15/18	50,000	56,245
Tennessee Gas Pipeline Co. 7.50%, due 4/1/17	300,000	359,374
Williams Cos., Inc. 8.75%, due 3/15/32	185,000	243,225
Williams Partners, L.P. 3.80%, due 2/15/15	300,000	314,143

		2,400,536

Real Estate 0.0%‡
ERP Operating, L.P. 5.125%, due 3/15/16	50,000	54,239
5.375%, due 8/1/16	50,000	55,027
Regency Centers, L.P. 5.25%, due 8/1/15	100,000	107,620

		216,886

Real Estate Investment Trusts 0.2%
AvalonBay Communities, Inc. 4.95%, due 3/15/13	100,000	106,300
Boston Properties, Inc. 6.25%, due 1/15/13	24,000	25,946
Boston Properties, L.P. 4.125%, due 5/15/21	50,000	48,330
Camden Property Trust 5.00%, due 6/15/15	100,000	107,986
Hospitality Properties Trust 5.125%, due 2/15/15	50,000	52,536
Kimco Realty Corp. 5.783%, due 3/15/16	50,000	55,519
Liberty Property, L.P. 5.125%, due 3/2/15	100,000	108,180
ProLogis 6.625%, due 5/15/18	50,000	55,311
Simon Property Group, L.P. 5.25%, due 12/1/16	450,000	490,142
Weyerhaeuser Co. 6.75%, due 3/15/12	200,000	208,626
7.375%, due 3/15/32	100,000	107,883

		1,366,759

Retail 0.6%
Costco Wholesale Corp. 5.50%, due 3/15/17	100,000	115,418
CVS Caremark Corp. 4.75%, due 5/18/20	150,000	155,464
4.875%, due 9/15/14	50,000	54,865
6.25%, due 6/1/27	175,000	193,230
Home Depot, Inc. 5.40%, due 3/1/16	200,000	223,500
5.875%, due 12/16/36	250,000	254,481
Lowe’s Cos., Inc. 6.65%, due 9/15/37	100,000	116,053
6.875%, due 2/15/28	100,000	117,108
McDonald’s Corp. 5.80%, due 10/15/17	310,000	359,606
Target Corp. 6.00%, due 1/15/18	250,000	289,821
6.50%, due 10/15/37	150,000	172,046
Wal-Mart Stores, Inc. 1.50%, due 10/25/15	250,000	241,988
5.00%, due 10/25/40	225,000	212,428
5.375%, due 4/5/17	350,000	397,716
6.50%, due 8/15/37	350,000	402,059
Yum! Brands, Inc. 6.25%, due 3/15/18	130,000	147,987

		3,453,770

18 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)
Software 0.3%
Microsoft Corp. 3.00%, due 10/1/20	$200,000	$188,196
4.20%, due 6/1/19	250,000	261,674
Oracle Corp. 5.00%, due 7/8/19	250,000	269,993
5.25%, due 1/15/16	650,000	730,573

		1,450,436

Telecommunications 0.8%
AT&T, Inc. 6.30%, due 1/15/38	300,000	316,458
6.80%, due 5/15/36	265,000	293,421
BellSouth Corp. 6.00%, due 11/15/34	100,000	100,387
6.875%, due 10/15/31	250,000	278,116
Cisco Systems, Inc. 4.45%, due 1/15/20	250,000	260,047
5.50%, due 2/22/16	425,000	483,554
Embarq Corp. 7.995%, due 6/1/36	200,000	216,623
Harris Corp. 5.00%, due 10/1/15	50,000	54,596
Motorola, Inc. 7.50%, due 5/15/25	100,000	116,198
New Cingular Wireless Services, Inc. 8.75%, due 3/1/31	100,000	140,160
SBC Communications, Inc. 5.10%, due 9/15/14	700,000	772,041
6.15%, due 9/15/34	250,000	257,237
Verizon Communications, Inc. 5.85%, due 9/15/35	300,000	307,501
6.10%, due 4/15/18	170,000	193,707
6.35%, due 4/1/19	250,000	289,172
6.40%, due 2/15/38	175,000	189,444
Verizon Global Funding Corp. 7.75%, due 12/1/30	350,000	433,054

		4,701,716

Textiles 0.0%‡
Cintas Corp. 6.00%, due 6/1/12	100,000	104,815

Transportation 0.4%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	422,740
5.75%, due 5/1/40	300,000	309,478
6.15%, due 5/1/37	175,000	189,105
6.20%, due 8/15/36	50,000	54,240
CSX Corp. 5.60%, due 5/1/17	100,000	111,937
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	127,420
FedEx Corp. 8.00%, due 1/15/19	50,000	62,459
Norfolk Southern Corp. 7.05%, due 5/1/37	100,000	122,116
7.25%, due 2/15/31	100,000	123,764
Southwest Airlines Co. 5.25%, due 10/1/14	75,000	80,762
Union Pacific Corp. 5.375%, due 5/1/14	250,000	275,385
5.65%, due 5/1/17	100,000	113,014
7.00%, due 2/1/16	50,000	59,195
United Parcel Service, Inc. 5.50%, due 1/15/18	100,000	113,334
6.20%, due 1/15/38	200,000	227,412

		2,392,361

Trucking & Leasing 0.0%‡
TTX Co. 5.00%, due 4/1/12 (d)	100,000	102,575

Water 0.0%‡
American Water Capital Corp. 6.085%, due 10/15/17	100,000	113,732

Total Corporate Bonds (Cost $95,590,741)		101,756,292

Foreign Government Bonds 1.7%

Foreign Governments 1.7%
Export Development Canada 3.125%, due 4/24/14	250,000	264,499
Federal Republic of Brazil 6.00%, due 1/17/17	2,200,000	2,502,500
Malaysian Government 7.50%, due 7/15/11	100,000	101,103
Mexico Government International Bond 5.125%, due 1/15/20	1,500,000	1,585,500
Poland Government International Bond 5.125%, due 4/21/21	200,000	200,300
Province of British Columbia Canada 4.30%, due 5/30/13	250,000	268,090
Province of Manitoba Canada 2.125%, due 4/22/13	250,000	256,436
Province of Nova Scotia 2.375%, due 7/21/15	100,000	101,690
Province of Ontario 2.95%, due 2/5/15	250,000	261,543
4.00%, due 10/7/19	225,000	231,866
4.10%, due 6/16/14	350,000	378,995

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Foreign Government Bonds (continued)
Foreign Governments (continued)

Province of Ontario (continued)
4.375%, due 2/15/13	$50,000	$53,224
4.95%, due 11/28/16	300,000	337,223
Province of Quebec 5.125%, due 11/14/16	285,000	322,848
Series NJ 7.50%, due 7/15/23	302,000	396,439
Republic of Chile 5.50%, due 1/15/13	100,000	106,800
Republic of Italy 6.875%, due 9/27/23	750,000	862,539
Republic of Korea 5.75%, due 4/16/14	500,000	547,826
Republic of Poland 5.25%, due 1/15/14	100,000	107,297
Republic of South Africa 7.375%, due 4/25/12	100,000	106,250
United Mexican States 5.625%, due 1/15/17	800,000	892,000

Total Foreign Government Bonds (Cost $9,388,168)		9,884,968

Mortgage-Backed Securities 2.5%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.5%
Banc of America Commercial Mortgage, Inc. Series 2005-4, Class A3 4.891%, due 7/10/45	1,286,000	1,325,503
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB 5.315%, due 2/11/44	1,350,000	1,413,670
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, due 12/15/39	1,000,000	1,069,619
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class A5 5.224%, due 4/10/37 (b)	1,000,000	1,078,194
Series 2006-GG7, Class A4 6.078%, due 7/10/38 (e)	1,000,000	1,109,282
X JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2003-CB7, Class A4 4.879%, due 1/12/38 (e)	500,000	530,719
Series 2004-CB9, Class A2 5.108%, due 6/12/41 (e)	1,574,629	1,573,986
Series 2007-CB18, Class A4 5.44%, due 6/12/47	1,245,000	1,349,809
Series 2007-CB19, Class ASB 5.915%, due 2/12/49 (e)	1,090,000	1,174,439
Morgan Stanley Capital I
Series 2005-IQ10, Class AAB 5.178%, due 9/15/42 (b)	1,897,627	1,987,456
Series 2006-IQ11, Class A4 5.898%, due 10/15/42 (e)	1,400,000	1,550,517

Total Mortgage-Backed Securities (Cost $9,947,481)		14,163,194

Municipal Bonds 0.4%

Arizona 0.2%
Salt River Project Agricultural Improvement and Power District Electric System Revenue 4.839%, due 1/1/41	1,000,000	924,350

Connecticut 0.1%
State of Connecticut, Transportation & Infrastructure Revenue 5.459%, due 11/1/30	500,000	501,730

Kansas 0.1%
Kansas State Department of Transportation, Highway Revenue 4.596%, due 9/1/35	1,000,000	920,840

Total Municipal Bonds (Cost $2,523,478)		2,346,920

U.S. Government & Federal Agencies 71.5%

X Federal Home Loan Mortgage Corporation 3.3%
1.00%, due 12/9/13	1,000,000	996,899
2.125%, due 9/21/12	5,500,000	5,626,093
3.75%, due 3/27/19	3,300,000	3,448,800
4.50%, due 1/15/15	2,000,000	2,212,524
4.75%, due 1/19/16	2,000,000	2,241,830
5.00%, due 7/15/14	1,000,000	1,116,107
5.125%, due 10/18/16	2,430,000	2,763,749

		18,406,002

X Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 11.0%
3.50%, due 5/1/25 TBA (f)	500,000	506,406
3.50%, due 1/1/26	492,655	499,731
3.50%, due 2/1/26	991,168	1,005,715
3.50%, due 11/1/40 TBA (f)	500,000	475,625

20 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)
X Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)

4.00%, due 7/1/23 TBA (f)	$1,000,000	$1,036,562
4.00%, due 1/1/25	146,556	152,167
4.00%, due 4/1/25	1,202,233	1,249,013
4.00%, due 11/1/25	421,209	437,336
4.00%, due 2/1/31	497,311	505,769
4.00%, due 7/1/39	1,986,256	1,981,087
4.00%, due 4/1/40	485,639	484,375
4.00%, due 11/1/40	988,422	983,688
4.00%, due 12/1/40	497,131	494,594
4.00%, due 1/1/41	496,699	494,165
4.00%, due 2/1/41	995,944	990,863
4.00%, due 4/1/41	500,000	497,565
4.50%, due 4/1/20	1,071,409	1,140,484
4.50%, due 10/1/24	479,062	505,457
4.50%, due 5/1/25	619,685	653,828
4.50%, due 7/1/30	554,767	578,354
4.50%, due 6/1/34	290,380	301,388
4.50%, due 6/1/35	451,333	467,737
4.50%, due 8/1/35	469,552	486,618
4.50%, due 2/1/39	1,287,917	1,326,210
4.50%, due 6/1/39	6,786,123	6,985,575
4.50%, due 7/1/39	632,908	651,510
4.50%, due 1/1/40	1,738,656	1,789,757
5.00%, due 1/1/25	1,578,110	1,687,447
5.00%, due 6/1/30	459,270	488,088
5.00%, due 8/1/30	455,658	484,249
5.00%, due 8/1/35	4,262,766	4,516,258
5.00%, due 6/1/37	2,976,368	3,143,131
5.00%, due 11/1/37	278,934	294,562
5.00%, due 10/1/39	849,955	899,968
5.00%, due 3/1/40	1,702,591	1,798,784
5.005%, due 3/1/39 (b)	465,476	494,178
5.17%, due 4/1/39 (b)	353,155	375,481
5.50%, due 2/1/18	221,734	240,284
5.50%, due 1/1/22	298,089	323,353
5.50%, due 3/1/23	110,820	120,022
5.50%, due 6/1/23	261,137	282,821
5.50%, due 11/1/27	510,625	549,227
5.50%, due 9/1/35	488,422	527,482
5.50%, due 4/1/37	4,504,106	4,847,423
5.50%, due 6/1/37	887,939	955,620
5.50%, due 7/1/37	250,700	269,809
5.50%, due 8/1/37	305,860	331,437
5.50%, due 11/1/37	409,256	440,451
5.50%, due 1/1/38	397,757	428,697
5.50%, due 8/1/38	583,871	628,193
5.50%, due 12/1/38	633,127	681,188
5.817%, due 10/1/37 (b)	1,684,630	1,808,764
6.00%, due 8/1/17	172,749	187,462
6.00%, due 6/1/21	86,603	94,358
6.00%, due 9/1/21	154,218	168,028
6.00%, due 11/1/22	128,287	139,535
6.00%, due 4/1/36	511,578	560,503
6.00%, due 8/1/36	232,728	254,985
6.00%, due 2/1/37	819,802	898,205
6.00%, due 8/1/37	819,291	896,109
6.00%, due 11/1/37	1,485,296	1,624,558
6.00%, due 9/1/38	588,111	644,539
6.00%, due 10/1/38	82,332	90,000
6.00%, due 12/1/39	789,361	863,372
6.135%, due 10/1/36 (b)	698,504	754,316
6.50%, due 10/1/11	211	214
6.50%, due 6/1/14	8,167	8,661
6.50%, due 4/1/17	6,720	7,342
6.50%, due 5/1/17	25,445	27,903
6.50%, due 11/1/25	17,240	19,496
6.50%, due 5/1/26	2,546	2,894
6.50%, due 3/1/27	7,869	8,887
6.50%, due 5/1/31	9,689	10,943
6.50%, due 8/1/31	8,427	9,517
6.50%, due 1/1/32	66,557	75,171
6.50%, due 3/1/32	65,297	73,748
6.50%, due 4/1/32	25,351	28,632
6.50%, due 7/1/32	29,203	32,982
6.50%, due 1/1/34	39,900	45,044
6.50%, due 1/1/37	317,858	357,606
6.50%, due 9/1/37	635,477	714,546
7.00%, due 6/1/11	69	69
7.00%, due 11/1/11	92	94
7.00%, due 4/1/26	7,000	8,044
7.00%, due 7/1/26	750	861
7.00%, due 12/1/27	10,927	12,568
7.00%, due 1/1/30	5,957	6,867
7.00%, due 3/1/31	32,509	37,508
7.00%, due 10/1/31	14,697	16,957
7.00%, due 3/1/32	56,519	65,210
7.00%, due 9/1/33	235,940	272,460
7.00%, due 11/1/36	108,958	124,717
7.00%, due 12/1/37	254,446	291,050
7.50%, due 1/1/16	4,161	4,508
7.50%, due 1/1/26	2,124	2,458
7.50%, due 2/1/32	34,422	40,052
8.00%, due 7/1/26	4,385	5,191

		62,786,666

X Federal National Mortgage Association 3.2%
1.05%, due 10/22/13	1,000,000	1,001,211
1.75%, due 2/22/13	3,000,000	3,059,181

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)
X Federal National Mortgage Association (continued)

2.625%, due 11/20/14	$2,000,000	$2,083,602
2.75%, due 3/13/14	1,000,000	1,046,641
3.00%, due 9/16/14	3,000,000	3,167,031
4.875%, due 5/18/12	4,700,000	4,922,056
5.375%, due 6/12/17	2,100,000	2,424,347
6.21%, due 8/6/38	475,000	580,962

		18,285,031

X Federal National Mortgage Association (Mortgage Pass-Through Securities) 15.4%
3.168%, due 2/1/41 (b)	600,000	608,265
3.50%, due 10/1/25	983,760	997,122
3.50%, due 11/1/25	487,760	494,385
3.50%, due 1/1/26	494,133	500,845
3.50%, due 4/1/26	500,000	506,948
3.50%, due 1/1/41	495,245	472,694
3.50%, due 2/1/41	498,517	475,818
3.521%, due 8/1/40 (b)	967,589	1,006,348
4.00%, due 3/1/22	278,442	289,682
4.00%, due 2/1/24 TBA (f)	500,000	518,125
4.00%, due 2/1/25	3,321,681	3,448,856
4.00%, due 6/1/30	274,321	278,836
4.00%, due 1/1/31	493,559	501,683
4.00%, due 7/1/40	975,204	971,791
4.00%, due 9/1/40	4,679,731	4,664,628
4.00%, due 12/1/40	989,821	986,626
4.00%, due 1/1/41	1,990,984	1,984,559
4.00%, due 3/1/41	999,082	995,545
4.50%, due 2/1/23	731,748	773,667
4.50%, due 3/1/23	152,643	161,387
4.50%, due 8/1/23	702,144	742,366
4.50%, due 4/1/24	1,660,158	1,753,702
4.50%, due 3/1/30	713,503	745,511
4.50%, due 2/1/39	459,472	473,981
4.50%, due 3/1/39 TBA (f)	1,000,000	1,028,906
4.50%, due 4/1/39	13,714,406	14,134,631
4.50%, due 12/1/39	450,893	464,709
4.50%, due 11/1/40	495,912	510,953
5.00%, due 3/1/21	28,126	30,172
5.00%, due 6/1/22	345,297	369,436
5.00%, due 4/1/23	203,827	217,757
5.00%, due 7/1/23	917,342	980,039
5.00%, due 8/1/23	481,382	515,636
5.00%, due 1/1/24	237,959	254,223
5.00%, due 11/1/29	466,826	496,628
5.00%, due 7/1/30	326,910	347,781
5.00%, due 5/1/37	231,448	244,705
5.00%, due 4/1/39	411,286	434,716
5.00%, due 6/1/39	2,239,381	2,367,651
5.00%, due 7/1/39	3,596,489	3,801,368
5.00%, due 10/1/39	2,551,833	2,696,405
5.00%, due 12/1/39	2,814,390	2,973,837
5.00%, due 8/1/40	1,110,316	1,173,914
5.00%, due 9/1/40	272,970	288,606
5.50%, due 8/1/17	27,596	29,978
5.50%, due 7/1/22	392,058	425,448
5.50%, due 11/1/23	162,308	176,131
5.50%, due 4/1/30	485,800	524,424
5.50%, due 5/1/35	253,063	273,657
5.50%, due 6/1/35	166,454	180,000
5.50%, due 7/1/35	927,983	1,003,500
5.50%, due 8/1/35	495,311	535,619
5.50%, due 9/1/35	404,590	437,515
5.50%, due 11/1/35	1,868,922	2,021,013
5.50%, due 4/1/36	383,176	414,359
5.50%, due 6/1/36	293,949	317,135
5.50%, due 1/1/37	460,018	497,885
5.50%, due 3/1/37	1,484,674	1,600,392
5.50%, due 4/1/37	164,221	177,020
5.50%, due 1/1/38	443,202	477,746
5.50%, due 3/1/38	5,176,010	5,576,202
5.50%, due 6/1/38	402,511	433,632
5.50%, due 10/1/38	255,383	275,129
5.545%, due 11/1/38 (b)	1,244,507	1,329,080
6.00%, due 6/1/16	27,394	29,933
6.00%, due 7/1/16	15,111	16,512
6.00%, due 9/1/16	20,791	22,718
6.00%, due 9/1/17	10,491	11,476
6.00%, due 7/1/36	1,077,687	1,182,100
6.00%, due 8/1/36	52,323	57,393
6.00%, due 9/1/36	288,533	316,488
6.00%, due 11/1/36	304,691	334,211
6.00%, due 12/1/36	215,900	236,818
6.00%, due 4/1/37	1,041,673	1,141,839
6.00%, due 7/1/37	2,123,999	2,325,801
6.00%, due 8/1/37	332,494	364,084
6.00%, due 12/1/37	696,523	762,700
6.00%, due 2/1/38	1,160,265	1,270,503
6.00%, due 4/1/38	375,236	410,888
6.00%, due 5/1/38	608,132	665,721
6.50%, due 9/1/11	681	687
6.50%, due 10/1/11	2,087	2,106
6.50%, due 11/1/11	738	749
6.50%, due 6/1/15	18,678	19,498
6.50%, due 2/1/28	5,990	6,776
6.50%, due 7/1/32	8,388	9,489
6.50%, due 8/1/32	152,150	172,121
6.50%, due 1/1/35	252,974	285,310
6.50%, due 8/1/35	232,376	262,079

22 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)
X Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)

6.50%, due 9/1/35	$5,921	$6,678
6.50%, due 3/1/36	108,497	122,263
6.50%, due 4/1/36	252,050	284,031
6.50%, due 7/1/36	479,596	540,450
6.50%, due 8/1/36	157,742	177,758
6.50%, due 9/1/36	275,186	310,104
6.50%, due 10/1/36	86,994	98,171
6.50%, due 11/1/36	160,454	180,813
6.50%, due 8/1/37	5,900	6,664
6.50%, due 10/1/37	432,904	487,428
6.50%, due 11/1/37	128,799	145,021
6.50%, due 12/1/37	167,225	188,287
6.50%, due 2/1/38	370,379	417,027
7.00%, due 6/1/11	12	12
7.00%, due 10/1/11	15	15
7.00%, due 11/1/11	1,002	1,017
7.00%, due 9/1/37	57,770	66,165
7.00%, due 10/1/37	10,260	11,751
7.00%, due 11/1/37	276,414	316,580
7.50%, due 7/1/30	10,011	11,669
7.50%, due 7/1/31	46,725	54,504
7.50%, due 8/1/31	491	572
8.00%, due 9/1/11	12	12
8.00%, due 11/1/11	374	378
8.00%, due 1/1/25	199	232
8.00%, due 6/1/25	236	276
8.00%, due 9/1/25	1,070	1,247
8.00%, due 9/1/26	6,573	7,677
8.00%, due 10/1/26	963	1,124
8.00%, due 11/1/26	1,640	1,916
8.00%, due 4/1/27	2,150	2,506
8.00%, due 6/1/27	19,101	22,265
8.00%, due 12/1/27	8,543	9,797
8.00%, due 1/1/28	30,625	35,698

		87,809,416

X Government National Mortgage Association (Mortgage Pass-Through Securities) 6.9%
4.00%, due 3/15/25	441,706	466,286
4.00%, due 9/15/25	476,444	502,957
4.00%, due 5/15/39	856,756	869,655
4.00%, due 11/15/39	95,640	97,080
4.00%, due 6/1/40 TBA (f)	1,500,000	1,519,453
4.00%, due 9/20/40	489,589	496,408
4.00%, due 2/20/41	996,092	1,009,966
4.00%, due 3/20/41	499,032	505,983
4.50%, due 11/15/24	485,499	520,693
4.50%, due 3/20/39	3,658,953	3,828,629
4.50%, due 7/15/39	496,358	521,220
4.50%, due 8/1/39 TBA (f)	4,000,000	4,182,500
4.50%, due 10/20/39	474,791	496,809
4.50%, due 2/15/40	1,470,395	1,540,830
4.50%, due 3/15/40	945,934	991,246
4.50%, due 6/20/40	494,927	517,569
4.50%, due 10/20/40	485,110	507,303
5.00%, due 4/20/33	178,707	193,029
5.00%, due 8/15/33	88,373	95,276
5.00%, due 2/15/36	369,779	396,930
5.00%, due 6/20/36	426,794	459,309
5.00%, due 9/15/37	88,584	95,047
5.00%, due 1/15/39	311,003	333,645
5.00%, due 3/15/39	781,295	838,174
5.00%, due 5/15/39	1,247,644	1,338,474
5.00%, due 5/20/39	4,326,827	4,640,233
5.00%, due 8/15/39	789,993	847,505
5.00%, due 9/15/39	376,183	403,570
5.00%, due 10/15/39	483,210	518,389
5.00%, due 10/20/40	464,722	498,383
5.50%, due 3/15/33	1,272,601	1,394,236
5.50%, due 7/15/34	289,096	316,668
5.50%, due 7/20/34	166,529	181,738
5.50%, due 9/15/35	393,983	430,778
5.50%, due 12/20/35	391,208	427,011
5.50%, due 6/15/38	310,717	338,668
5.50%, due 11/15/38	153,667	167,490
5.50%, due 1/20/39	1,606,489	1,744,976
6.00%, due 3/20/29	42,524	47,007
6.00%, due 1/15/32	73,344	81,890
6.00%, due 12/15/32	30,997	34,608
6.00%, due 3/20/33	215,909	238,394
6.00%, due 2/15/34	189,044	210,834
6.00%, due 1/20/35	116,073	128,306
6.00%, due 6/15/35	106,577	118,396
6.00%, due 9/15/35	256,456	285,697
6.00%, due 5/15/36	318,416	352,532
6.00%, due 5/15/37	308,859	341,662
6.00%, due 9/20/40	1,243,885	1,371,869
6.50%, due 3/20/31	27,626	31,164
6.50%, due 1/15/32	34,510	39,115
6.50%, due 6/15/35	2,485	2,778
6.50%, due 12/15/35	33,136	37,548
6.50%, due 1/15/36	333,987	378,032
6.50%, due 9/15/36	94,153	106,585
6.50%, due 9/15/37	95,429	108,075
6.50%, due 10/15/37	149,145	168,465
6.50%, due 11/15/38	407,382	460,317
7.00%, due 11/15/11	1,035	1,036
7.00%, due 2/15/26	617	711

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)
X Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)

7.00%, due 6/15/29	$582	$673
7.00%, due 12/15/29	4,723	5,457
7.00%, due 5/15/31	2,534	2,941
7.00%, due 8/15/31	19,523	22,653
7.00%, due 8/20/31	36,866	42,638
7.00%, due 8/15/32	55,266	64,082
7.50%, due 9/15/11	1,632	1,635
7.50%, due 3/15/26	4,797	5,576
7.50%, due 10/15/26	9,340	10,858
7.50%, due 11/15/26	1,344	1,562
7.50%, due 1/15/30	15,276	17,829
7.50%, due 10/15/30	7,496	8,748
7.50%, due 3/15/32	29,917	34,912
8.00%, due 6/15/26	265	311
8.00%, due 9/15/26	1,630	1,916
8.00%, due 10/15/26	395	464
8.00%, due 11/15/26	1,918	2,218
8.00%, due 5/15/27	138	162
8.00%, due 7/15/27	955	1,124
8.00%, due 9/15/27	562	662
8.00%, due 11/15/30	30,221	35,688
8.50%, due 7/15/26	1,105	1,325
8.50%, due 11/15/26	6,116	7,337

		39,049,908

X United States Treasury Bonds 4.1%
3.875%, due 8/15/40	7,220,000	6,572,453
4.25%, due 11/15/40	3,500,000	3,402,658
4.50%, due 2/15/36	4,400,000	4,509,314
4.75%, due 2/15/41	2,200,000	2,324,436
5.25%, due 11/15/28	4,500,000	5,147,577
6.75%, due 8/15/26	1,000,000	1,324,844

		23,281,282

X United States Treasury Notes 27.6%
0.50%, due 10/15/13	5,135,000	5,098,090
0.50%, due 11/15/13	18,815,000	18,662,128
0.75%, due 8/15/13	14,900,000	14,909,313
0.75%, due 12/15/13	3,000,000	2,991,327
1.00%, due 7/15/13	8,680,000	8,738,330
1.00%, due 1/15/14	14,000,000	14,038,276
1.25%, due 2/15/14	4,990,000	5,032,884
1.25%, due 3/15/14	5,305,000	5,346,432
1.25%, due 9/30/15	1,195,000	1,171,193
1.75%, due 4/15/13	16,662,800	17,035,713
1.875%, due 9/30/17	3,000,000	2,884,686
1.875%, due 10/31/17	702,000	673,865
2.00%, due 1/31/16	2,320,000	2,333,776
2.125%, due 12/31/15	3,260,000	3,302,788
2.125%, due 2/29/16	4,020,000	4,062,085
2.25%, due 3/31/16	4,880,000	4,951,687
2.375%, due 7/31/17	2,000,000	1,991,250
2.625%, due 8/15/20	2,043,000	1,942,605
2.625%, due 11/15/20	7,550,000	7,143,010
2.75%, due 2/28/18	2,500,000	2,518,945
3.125%, due 1/31/17	13,700,000	14,336,831
3.125%, due 4/30/17	2,350,000	2,450,242
3.25%, due 3/31/17	2,000,000	2,101,250
3.375%, due 11/15/19	7,355,000	7,535,999
3.625%, due 2/15/21	5,800,000	5,957,689

		157,210,394

Total U.S. Government & Federal Agencies (Cost $400,356,999)		406,828,699

Yankee Bonds 5.1% (g)

Banks 1.6%
Abbey National Treasury Services PLC 4.00%, due 4/27/16	75,000	75,759
Bank of Nova Scotia 2.375%, due 12/17/13	250,000	255,837
3.40%, due 1/22/15	175,000	182,610
Barclays Bank PLC 5.125%, due 1/8/20	415,000	426,982
Canadian Imperial Bank of Commerce 2.35%, due 12/11/15	100,000	98,557
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.50%, due 1/11/21	100,000	102,707
Credit Suisse New York 5.50%, due 5/1/14	500,000	553,291
Deutsche Bank A.G. 6.00%, due 9/1/17	325,000	367,949
Eksportfinans A/S 5.50%, due 5/25/16	200,000	227,169
Export-Import Bank of Korea 5.875%, due 1/14/15	350,000	385,762
Inter-American Development Bank 6.80%, due 10/15/25	604,000	750,477
Korea Development Bank 4.375%, due 8/10/15	200,000	209,742
5.30%, due 1/17/13	125,000	132,186
Kreditanstalt fuer Wiederaufbau
2.625%, due 3/3/15	1,000,000	1,038,493
4.50%, due 7/16/18	850,000	935,970
Series G 4.875%, due 1/17/17	1,000,000	1,126,881

24 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Yankee Bonds (continued)
Banks (continued)
Kreditanstalt fuer Wiederaufbau (continued)
Landwirtschaftliche Rentenbank 3.125%, due 7/15/15	$300,000	$314,196
5.125%, due 2/1/17	375,000	425,592
Oesterreichische Kontrollbank A.G. 4.75%, due 10/16/12	500,000	530,489
Royal Bank of Scotland Group PLC 5.00%, due 11/12/13	100,000	101,890
5.05%, due 1/8/15	100,000	101,348
UBS A.G. 5.875%, due 7/15/16	125,000	137,421
5.875%, due 12/20/17	200,000	223,258
Westpac Banking Corp. 3.00%, due 12/9/15	300,000	301,728
4.625%, due 6/1/18	50,000	51,606

		9,057,900

Beverages 0.1%
Diageo Capital PLC 5.875%, due 9/30/36	150,000	161,424
Diageo Finance B.V. 3.25%, due 1/15/15	100,000	103,801

		265,225

Building Materials 0.0%‡
Lafarge S.A. 6.50%, due 7/15/16	50,000	53,805
7.125%, due 7/15/36	50,000	49,738

		103,543

Chemicals 0.0%‡
Potash Corp. of Saskatchewan, Inc. 4.875%, due 3/30/20	150,000	158,514

Electric 0.0%‡
Scottish Power PLC 5.375%, due 3/15/15	100,000	106,401

Electronics 0.1%
Koninklijke Philips Electronics N.V. 6.875%, due 3/11/38	275,000	329,952

Finance—Investment Banker/Broker 0.0%‡
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (d)	250,000	242,829

Forest Products & Paper 0.0%‡
Celulosa Arauco y Constitucion S.A. 5.625%, due 4/20/15	50,000	53,926

Health Care—Products 0.0%‡
Covidien International Finance S.A. 6.00%, due 10/15/17	150,000	173,109

Insurance 0.0%‡
AXA S.A. 8.60%, due 12/15/30	105,000	127,255

Iron & Steel 0.1%
ArcelorMittal 5.375%, due 6/1/13	200,000	213,890
6.125%, due 6/1/18	300,000	324,585

		538,475

Media 0.0%‡
Thomson Corp. (The) 5.70%, due 10/1/14	50,000	56,197
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	110,619

		166,816

Mining 0.4%
Alcan, Inc. 5.00%, due 6/1/15	100,000	109,464
5.75%, due 6/1/35	50,000	50,916
Barrick Australia Finance Pty, Ltd. 5.95%, due 10/15/39	150,000	155,791
Barrick Gold Finance Co. 4.875%, due 11/15/14	50,000	55,248
BHP Billiton Finance USA, Ltd. 4.80%, due 4/15/13	100,000	107,309
Inco, Ltd. 5.70%, due 10/15/15	100,000	109,460
Rio Tinto Finance USA, Ltd. 1.875%, due 11/2/15	650,000	636,223
Vale Overseas, Ltd. 6.25%, due 1/23/17	600,000	678,674
Xstrata Canada Corp. 5.50%, due 6/15/17	50,000	53,652

		1,956,737

Miscellaneous—Manufacturing 0.0%‡
Ingersoll-Rand Co. 4.75%, due 5/15/15	150,000	161,549

Multi-National 0.7%
European Investment Bank 2.25%, due 3/15/16	1,250,000	1,259,479
2.75%, due 3/23/15	1,250,000	1,300,820
2.875%, due 9/15/20	500,000	475,721

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)
Multi-National (continued)

International Bank for Reconstruction & Development (zero coupon), due 3/11/31	$504,000	$182,992
2.125%, due 3/15/16	1,000,000	1,009,278

		4,228,290

Oil & Gas 0.8%
Apache Finance Canada Corp. 4.375%, due 5/15/15	100,000	107,703
BP Capital Markets PLC 4.50%, due 10/1/20	50,000	50,391
5.25%, due 11/7/13	250,000	271,027
Canadian Natural Resources, Ltd. 5.85%, due 2/1/35	105,000	108,288
6.50%, due 2/15/37	75,000	84,488
Cenovus Energy, Inc. 6.75%, due 11/15/39	100,000	115,040
ConocoPhilips Canada Funding Co. 5.625%, due 10/15/16	375,000	430,485
EnCana Corp. 4.75%, due 10/15/13	100,000	107,873
6.50%, due 8/15/34	85,000	92,321
6.50%, due 2/1/38	125,000	135,563
Norsk Hydro ASA 7.75%, due 6/15/23	125,000	159,941
Petro-Canada 4.00%, due 7/15/13	100,000	105,554
6.05%, due 5/15/18	225,000	255,277
Petrobras International Finance Co. 5.875%, due 3/1/18	475,000	506,744
7.75%, due 9/15/14	250,000	289,932
Shell International Finance B.V. 4.00%, due 3/21/14	400,000	429,315
4.30%, due 9/22/19	125,000	130,478
5.50%, due 3/25/40	325,000	336,550
Suncor Energy, Inc. 6.10%, due 6/1/18	100,000	114,035
6.50%, due 6/15/38	100,000	109,952
Talisman Energy, Inc. 5.125%, due 5/15/15	50,000	54,391
6.25%, due 2/1/38	55,000	58,891
Total Capital S.A. 2.30%, due 3/15/16	300,000	297,196
Transocean, Inc. 6.00%, due 3/15/18	125,000	137,297
7.375%, due 4/15/18	100,000	115,203

		4,603,935

Oil & Gas Services 0.0%‡
Weatherford International, Inc. 4.95%, due 10/15/13	100,000	106,947

Pharmaceuticals 0.2%
AstraZeneca PLC 6.45%, due 9/15/37	200,000	230,914
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	450,000	493,332
Teva Pharmaceutical Finance LLC 3.00%, due 6/15/15	105,000	107,266

		831,512

Pipelines 0.2%
TransCanada Pipelines, Ltd. 4.00%, due 6/15/13	405,000	428,832
4.875%, due 1/15/15	380,000	416,105
5.85%, due 3/15/36	100,000	103,476

		948,413

Sovereign 0.1%
Svensk Exportkredit AB 3.25%, due 9/16/14	250,000	263,254
5.125%, due 3/1/17	200,000	224,197

		487,451

Telecommunications 0.7%
America Movil S.A. de C.V. 5.75%, due 1/15/15	675,000	753,631
British Telecommunications PLC 9.875%, due 12/15/30	100,000	141,089
Deutsche Telekom International Finance B.V. 5.25%, due 7/22/13	100,000	108,205
5.75%, due 3/23/16	200,000	225,933
6.00%, due 7/8/19	250,000	286,499
9.25%, due 6/1/32	100,000	144,996
France Telecom S.A. 4.375%, due 7/8/14	125,000	135,077
8.50%, due 3/1/31	250,000	343,999
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	265,572
Telecom Italia Capital S.A. 4.95%, due 9/30/14	150,000	158,129
6.00%, due 9/30/34	100,000	91,570
6.375%, due 11/15/33	175,000	167,082
Telefonica Emisones S.A.U. 7.045%, due 6/20/36	100,000	111,795
Telefonica Europe B.V. 8.25%, due 9/15/30	200,000	245,339

26 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Yankee Bonds (continued)
Telecommunications (continued)

Vodafone Group PLC 5.00%, due 12/16/13	$294,000	$320,516
6.15%, due 2/27/37	250,000	272,641
7.875%, due 2/15/30	100,000	128,705

		3,900,778

Transportation 0.1%
Canadian National Railway Co. 6.20%, due 6/1/36	100,000	112,567
6.375%, due 11/15/37	60,000	69,709
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	149,375

		331,651

Water 0.0%‡
United Utilities PLC 5.375%, due 2/1/19	100,000	103,040

Total Yankee Bonds (Cost $27,502,377)		28,984,248

Total Long-Term Bonds (Cost $547,482,603)		565,980,423

Short-Term Investments 1.6%

Other Commercial Paper 0.9%
Societe Generale North America, Inc. 0.11%, due 5/2/11 (h)	5,000,000	4,999,986

Total Other Commercial Paper (Cost $4,999,986)		4,999,986

Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $22,407 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $25,000 and a Market Value of $25,000)	22,407	22,407

Total Repurchase Agreement (Cost $22,407)		22,407

U.S. Government & Federal Agency 0.7%
Federal Home Loan Bank (Discount Note) (zero coupon), due 5/5/11 (h)	2,000,000	2,000,000
United States Treasury Bill 0.007%, due 5/5/11 (h)	2,300,000	2,299,997

Total U.S. Government & Federal Agency (Cost $4,299,997)		4,299,997

Total Short-Term Investments (Cost $9,322,390)		9,322,390

Total Investments (Cost $556,804,993) (i)	101.1%	575,302,813
Other Assets, Less Liabilities	(1.1)	(6,298,542)
Net Assets	100.0%	$569,004,271

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Subprime mortgage investment and other asset-backed securities. The total market value of the securities at April 30, 2011 is $953,523, which represents 0.2% of the Fund’s net assets.
(b)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(c)	The debt is guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(e)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at April 30, 2011.
(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April 30, 2011 is $9,267,577, which represents 1.6% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(g)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(h)	Interest rate presented is yield to maturity.
(i)	At April 30, 2011, cost is $556,854,451 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$21,792,504
Gross unrealized depreciation	(3,344,142)

Net unrealized appreciation	$18,448,362

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,016,102	$—	$2,016,102
Corporate Bonds	—	101,756,292	—	101,756,292
Foreign Government Bonds	—	9,884,968	—	9,884,968
Mortgage-Backed Securities	—	14,163,194	—	14,163,194
Municipal Bonds	—	2,346,920	—	2,346,920
U.S. Government & Federal Agencies	—	406,828,699	—	406,828,699
Yankee Bonds	—	28,984,248	—	28,984,248

Total Long-Term Bonds	—	565,980,423	—	565,980,423

Short-Term Investments
Other Commercial Paper	—	4,999,986	—	4,999,986
Repurchase Agreement	—	22,407	—	22,407
U.S. Government & Federal Agency	—	4,299,997	—	4,299,997

Total Short-Term Investments	—	9,322,390	—	9,322,390

Total Investments in Securities	$—	$575,302,813	$—	$575,302,813

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $556,804,993)	$575,302,813
Receivables:
Investment securities sold	4,260,004
Interest	3,877,162
Fund shares sold	1,316,208
Other assets	38,021

Total assets	584,794,208

Liabilities
Payables:
Investment securities purchased	13,354,981
Fund shares redeemed	2,001,840
Manager (See Note 3)	123,807
Transfer agent (See Note 3)	120,664
Professional fees	66,321
Shareholder communication	30,158
NYLIFE Distributors (See Note 3)	16,850
Custodian	16,671
Trustees	3,262
Accrued expenses	2,025
Dividend payable	53,358

Total liabilities	15,789,937

Net assets	$569,004,271

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$50,297
Additional paid-in capital	548,804,368

548,854,665
Distributions in excess of net investment income	(50,259)
Accumulated net realized gain (loss) on investments	1,702,045
Net unrealized appreciation (depreciation) on investments	18,497,820

Net assets	$569,004,271

Investor Class
Net assets applicable to outstanding shares	$5,821,253

Shares of beneficial interest outstanding	512,809

Net asset value per share outstanding	$11.35
Maximum sales charge (3.00% of offering price)	0.35

Maximum offering price per share outstanding	$11.70

Class A
Net assets applicable to outstanding shares	$76,390,927

Shares of beneficial interest outstanding	6,758,237

Net asset value per share outstanding	$11.30
Maximum sales charge (3.00% of offering price)	0.35

Maximum offering price per share outstanding	$11.65

Class I
Net assets applicable to outstanding shares	$486,792,091

Shares of beneficial interest outstanding	43,026,146

Net asset value and offering price per share outstanding	$11.31

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest (a)	$9,917,240

Expenses
Manager (See Note 3)	1,033,766
Transfer agent (See Note 3)	356,371
Distribution/Service—Investor Class (See Note 3)	7,211
Distribution/Service—Class A (See Note 3)	99,631
Professional fees	67,946
Custodian	50,008
Registration	35,767
Shareholder communication	34,819
Trustees	9,417
Miscellaneous	12,809

Total expenses before waiver/reimbursement	1,707,745
Expense waiver/reimbursement from Manager (See Note 3)	(280,512)

Net expenses	1,427,233

Net investment income (loss)	8,490,007

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,750,444
Net change in unrealized appreciation (depreciation) on investments	(12,597,041)

Net realized and unrealized gain (loss) on investments	(10,846,597)

Net increase (decrease) in net assets resulting from operations	$(2,356,590)

(a)	Interest recorded net of foreign withholding taxes in the amount of $1,102.

30 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,490,007	$19,199,592
Net realized gain (loss) on investments	1,750,444	13,645,281
Net change in unrealized appreciation (depreciation) on investments	(12,597,041)	9,685,940

Net increase (decrease) in net assets resulting from operations	(2,356,590)	42,530,813

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(73,976)	(144,231)
Class A	(1,069,265)	(2,505,556)
Class I	(7,712,603)	(16,548,311)

	(8,855,844)	(19,198,098)

From net realized gain on investments:
Investor Class	(128,315)	(6,059)
Class A	(1,810,225)	(111,528)
Class I	(11,260,357)	(667,928)

	(13,198,897)	(785,515)

Total dividends and distributions to shareholders	(22,054,741)	(19,983,613)

Capital share transactions:
Net proceeds from sale of shares	87,376,930	213,604,394
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	21,220,106	19,405,315
Cost of shares redeemed	(131,966,455)	(189,285,237)

Increase (decrease) in net assets derived from capital share transactions	(23,369,419)	43,724,472

Net increase (decrease) in net assets	(47,780,750)	66,271,672
Net Assets
Beginning of period	616,785,021	550,513,349

End of period	$569,004,271	$616,785,021

Undistributed (distributions in excess of) net investment income at end of period	$(50,259)	$315,578

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$11.81		$11.38	$10.37	$10.97

Net investment income (loss)	0.14	(a)	0.32	0.40	0.30
Net realized and unrealized gain (loss) on investments	(0.20)		0.45	1.02	(0.60)

Total from investment operations	(0.06)		0.77	1.42	(0.30)

Less dividends and distributions:
From net investment income	(0.15)		(0.32)	(0.41)	(0.30)
From net realized gain on investments	(0.25)		(0.02)	—	—

Total dividends and distributions	(0.40)		(0.34)	(0.41)	(0.30)

Net asset value at end of period	$11.35		$11.81	$11.38	$10.37

Total investment return (b)	(0.49	%)(c)	6.88%	13.87%	(2.76	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44	% ††	2.81%	3.66%	4.26	% ††
Net expenses	0.92	% ††	0.92%	0.92%	0.92	% ††
Expenses (before waiver/reimbursement)	1.12	% ††	1.15%	1.28%	1.27	% ††
Portfolio turnover rate (d)	31%		115%	61%	66%
Net assets at end of period (in 000’s)	$5,821		$5,985	$4,279	$2,874

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 29%, 105%, 56% and 62% for the six-months ended April 30, 2011 and the years ended October 31, 2010, 2009, and 2008, respectively.

32 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.76		$11.33	$10.33	$10.70	$10.69	$10.68

Net investment income (loss)	0.14	(a)	0.34	0.41	0.47	0.47	0.44
Net realized and unrealized gain (loss) on investments	(0.20)		0.45	1.01	(0.36)	0.02	0.01

Total from investment operations	(0.06)		0.79	1.42	0.11	0.49	0.45

Less dividends and distributions:
From net investment income	(0.15)		(0.34)	(0.42)	(0.48)	(0.48)	(0.44)
From net realized gain on investments	(0.25)		(0.02)	—	—	—	—

Total dividends and distributions	(0.40)		(0.36)	(0.42)	(0.48)	(0.48)	(0.44)

Net asset value at end of period	$11.30		$11.76	$11.33	$10.33	$10.70	$10.69

Total investment return (b)	(0.43	%)(c)	7.04%	13.93%	0.88%	4.66%	4.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56	% ††	2.94%	3.76%	4.35%	4.40%	4.10%
Net expenses	0.79	% ††	0.80%	0.82%	0.82%	0.82%	0.82%
Expenses (before waiver/reimbursement)	0.79	% ††	0.80%	0.88%	0.88%	0.93%	0.86%
Portfolio turnover rate (d)	31%		115%	61%	66%	121%	105%
Net assets at end of period (in 000’s)	$76,391		$87,750	$77,595	$61,775	$57,604	$51,941

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 29%, 105%, 56%, 62%, 116% and 85% for the six-months ended April 30, 2011 and the years ended October 31, 2010, 2009, 2008, 2007, and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 33

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.77		$11.34	$10.33	$10.70	$10.69	$10.69

Net investment income (loss)	0.16	(a)	0.38	0.46	0.51	0.51	0.48
Net realized and unrealized gain (loss) on investments	(0.20)		0.45	1.01	(0.37)	0.02	0.00 ‡

Total from investment operations	(0.04)		0.83	1.47	0.14	0.53	0.48

Less dividends and distributions:
From net investment income	(0.17)		(0.38)	(0.46)	(0.51)	(0.52)	(0.48)
From net realized gain on investments	(0.25)		(0.02)	—	—	—	—

Total dividends and distributions	(0.42)		(0.40)	(0.46)	(0.51)	(0.52)	(0.48)

Net asset value at end of period	$11.31		$11.77	$11.34	$10.33	$10.70	$10.69

Total investment return (b)	(0.25	%)(c)	7.43%	14.47%	1.25%	5.07%	4.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93	% ††	3.31%	4.15%	4.74%	4.79%	4.49%
Net expenses	0.43	% ††	0.43%	0.43%	0.43%	0.43%	0.43%
Expenses (before reimbursement/waiver)	0.54	% ††	0.55%	0.63%	0.56%	0.53%	0.47%
Portfolio turnover rate (d)	31%		115%	61%	66%	121%	105%
Net assets at end of period (in 000’s)	$486,792		$523,050	$468,639	$381,086	$398,047	$328,259

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 29%, 105%, 56%, 62%, 116% and 85% for the six-months ended April 30, 2011 and the years ended October 31, 2010, 2009, 2008, 2007, and 2006, respectively.

34 MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Indexed Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class shares and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be

mainstayinvestments.com    35

Notes to Financial Statements (unaudited) (continued)

representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

36    MainStay Indexed Bond Fund

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(J) Concentration of Risk. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net

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Notes to Financial Statements (unaudited) (continued)

assets as follows: 0.35% up to $1 billion and 0.30% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.35% for the six-month period ended April 30, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $1,033,766 and waived/reimbursed its fees in the amount of $280,512.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,379 and $3,446, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $2 for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$12,998

Class A	46,824

Class I	296,549

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,361	0.0	%‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $7,741. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$19,198,098
Long-Term Gains	785,515

Total	$19,983,613

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional

38    MainStay Indexed Bond Fund

maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of U.S. Government securities were $160,837 and $172,662, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $25,058 and $27,904, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	86,856	$989,057
Shares issued to shareholders in reinvestment of dividends and distributions	17,709	199,681
Shares redeemed	(89,149)	(1,013,750)

Net increase (decrease) in shares outstanding before conversion	15,416	174,988
Shares converted into Investor Class (See Note 1)	8,818	99,290
Shares converted from Investor Class (See Note 1)	(18,149)	(204,774)

Net increase (decrease)	6,085	$69,504

Year ended October 31, 2010:
Shares sold	204,356	$2,349,296
Shares issued to shareholders in reinvestment of dividends and distributions	12,770	147,438
Shares redeemed	(77,270)	(891,873)

Net increase (decrease) in shares outstanding before conversion	139,856	1,604,861
Shares converted into Investor Class (See Note 1)	17,718	204,748
Shares converted from Investor Class (See Note 1)	(26,828)	(308,609)

Net increase (decrease)	130,746	$1,501,000

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	783,803	$8,847,332
Shares issued to shareholders in reinvestment of dividends and distributions	235,333	2,642,230
Shares redeemed	(1,730,864)	(19,574,338)

Net increase (decrease) in shares outstanding before conversion	(711,728)	(8,084,776)
Shares converted into Class A (See Note 1)	18,230	204,774
Shares converted from Class A (See Note 1)	(8,857)	(99,290)

Net increase (decrease)	(702,355)	$(7,979,292)

Year ended October 31, 2010:
Shares sold	3,367,729	$38,621,093
Shares issued to shareholders in reinvestment of dividends and distributions	201,269	2,311,902
Shares redeemed	(2,938,502)	(33,840,358)

Net increase (decrease) in shares outstanding before conversion	630,496	7,092,637
Shares converted into Class A (See Note 1)	26,937	308,609
Shares converted from Class A (See Note 1)	(17,795)	(204,748)
Shares converted from Class A (a)	(25,085)	(282,703)

Net increase (decrease)	614,553	$6,913,795

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	6,855,220	$77,540,541
Shares issued to shareholders in reinvestment of dividends and distributions	1,634,934	18,378,195
Shares redeemed	(9,894,567)	(111,378,367)

Net increase (decrease)	(1,404,413)	$(15,459,631)

Year ended October 31, 2010:
Shares sold	15,072,713	$172,634,005
Shares issued to shareholders in reinvestment of dividends and distributions	1,474,481	16,945,975
Shares redeemed	(13,455,611)	(154,553,006)

Net increase (decrease) in shares outstanding before conversion	3,091,583	35,026,974
Shares converted into Class I (a)	25,062	282,703

Net increase (decrease)	3,116,645	$35,309,677

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will

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Notes to Financial Statements (unaudited) (continued)

be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified.

40    MainStay Indexed Bond Fund

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreement. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Indexed Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

The Board previously considered and approved this agreement (the “Agreement”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreement in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decision to approve the Agreement, the Board particularly considered information presented to the Board by New York Life Investments as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Agreement is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments’ method for compensating portfolio managers. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and

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Board Consideration and Approval of Management Agreement (Unaudited) (continued)

quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating any costs and profits of New York Life Investments and its affiliates due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s determination to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of

42    MainStay Indexed Bond Fund

management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

mainstayinvestments.com    43

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

44    MainStay Indexed Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23045 MS136-11	MSIN10-06/11
B3

MainStay Intermediate Term Bond Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	22

Notes to Financial Statements	30

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	38

Proxy Voting Policies and Procedures and Proxy Voting Record	41

Shareholder Reports and Quarterly Portfolio Disclosure	41

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	–3.39%	1.94%	5.52%	4.76%	1.17%
		Excluding sales charges	1.16	6.74	6.49	5.25	1.17

Class A Shares[4]	Maximum 4.5% Initial Sales Charge	With sales charges	–3.34	1.96	5.61	4.81	1.06
		Excluding sales charges	1.22	6.76	6.58	5.29	1.06

Class B Shares[4]	Maximum 5% CDSC	With sales charges	–4.11	0.87	5.34	4.46	1.91
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	0.79	5.87	5.67	4.46	1.91

Class C Shares[4]	Maximum 1% CDSC	With sales charges	–0.10	4.96	5.70	4.48	1.91
	if Redeemed Within One Year of Purchase	Excluding sales charges	0.88	5.96	5.70	4.48	1.91

Class I Shares	No Sales Charge		1.49	7.27	6.95	5.64	0.81

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Barclays Capital U.S. Aggregate Bond Index[5]	0.02%	5.36%	6.33%	5.74%

Average Lipper Intermediate Investment Grade Debt Fund[6]	0.78	6.16	5.84	5.31

5.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. The Barclays Capital U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6.	The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Intermediate Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Intermediate Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,011.60	$5.29	$1,019.50	$5.31

Class A Shares	$1,000.00	$1,012.20	$4.79	$1,020.00	$4.81

Class B Shares	$1,000.00	$1,007.90	$9.01	$1,015.80	$9.05

Class C Shares	$1,000.00	$1,008.80	$9.02	$1,015.80	$9.05

Class I Shares	$1,000.00	$1,014.90	$3.00	$1,021.80	$3.01

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.06% for Investor Class, 0.96% for Class A, 1.81% for Class B and Class C and 0.60% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

Corporate Bonds	46.6
U.S. Government & Federal Agencies	31.50
Yankee Bonds	10.60
Mortgage-Backed Securities	9.20
Short-Term Investment	8.70
Municipal Bonds	0.70
Asset-Backed Securities	0.40
Common Stock	0.00
Foreign Government Bond	0.00
Warrants	0.00
Other Assets, Less Liabilities	(4.60)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2011 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.00%–6.50%, due 2/1/17–2/1/41
2.	United States Treasury Notes, 2.00%–3.625%, due 4/30/16–8/15/20
3.	United States Treasury Bonds, 3.875%–6.25%, due 5/15/30–8/15/40
4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%–12.50%, due 1/15/14–11/20/40
5.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%–6.50%, due 1/1/21–2/1/41
6.	General Electric Capital Corp., 2.25%–5.40%, due 11/9/15–2/15/17
7.	Freddie Mac (Collateralized Mortgage Obligations), 5.00%, due 9/15/31–6/15/34
8.	Telecom Italia Capital S.A., 6.175%–6.999%, due 6/18/14–6/4/18
9.	Kraft Foods, Inc., 6.125%–7.00%, due 2/1/18–8/11/37
10.	AgriBank FCB, 9.125%, due 7/15/19

8    MainStay Intermediate Term Bond Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Gary Goodenough, Dan Roberts, PhD, and Louis N. Cohen of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Intermediate Term Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 1.16% for Investor Class shares, 1.22% for Class A shares, 0.79% for Class B shares and 0.88% for Class C shares for the six months ended April 30, 2011. Over the same period, the Fund’s Class I shares returned 1.49%. All share classes outperformed the 0.78% return of the average Lipper1 intermediate investment grade debt fund for the six-month reporting period. All share classes also outperformed the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index2 for the six months ended April 30, 2011. The Barclays Capital U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund benefited from a tightening of credit-related spreads,3 with overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index in corporate bonds (both investment-grade and high-yield), commercial mortgage-backed securities and asset-backed securities. Effective issue selection in investment-grade corporate bonds, notably a bias toward securities rated BBB,4 added to the Fund’s relative performance, as did nimble use of the new-issue pipeline and a variety of well-timed sales. A modest allocation to mortgage-backed securities collateralized by residential loans that did not conform to the standards of Fannie Mae and Freddie Mac also added value. Prices of non-agency securitizations of residential mortgages rallied sharply in light of strong supply-and-demand trends.

The Fund’s underweight position in agency mortgage pass-through securities5 detracted from performance. The underweight position was a by-product of our long-standing strategy to establish credit risk, not interest-rate risk, as the primary source of excess return. To position the Fund accordingly, we rotated a portion of the Fund’s assets from agency residential mortgage-backed securities to credit-related products. During the reporting period, our view was validated when investment-grade corporate-bond spreads tightened, on average, twice as much as spreads on agency mortgage pass-through securities.

Along the corporate yield curve,6 we believe there may be better return potential in the center than in short- or long-term securities. The Fund’s distribution of assets across the yield curve aligned with this view, and the Fund held an overweight position in the center relative to the curve distribution of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s yield curve positioning detracted from performance when the center of the curve led the upswing in Treasury yields.

What was the Fund’s duration7 strategy during the reporting period?

We kept the Fund’s duration close to that of the Barclays Capital U.S. Aggregate Bond Index for most of the reporting period and maintained an intermediate duration that tracked the duration of the benchmark within 10%. For most of the reporting period, we held the Fund’s duration within 2% of the benchmark’s duration. At the end of the reporting period, the Fund had a duration of 5.1 years, which was approximately one-half year longer than it was when the reporting period began. As Treasury yields rose, the duration of mortgage-backed securities lengthened, which accounted for much of this change.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period, while tending to neutralize interest-rate risk. We expected corporate bonds (both investment-grade and high-yield) and commercial mortgage-backed securities to have better returns than government-related securities because the low interest-rate environment sparked healthy demand for higher-yielding products.

Tighter underwriting standards limited refinancing opportunities, even for homeowners with pristine credit and substantial equity in their homes. We expected the absence of credit availability to slow principal payment rates from loans that were issued in 2003 through 2005. This gave us confidence to emphasize higher-coupon mortgage-backed securities originated prior to 2006.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
3. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. Debt rated BBB by Standard & Poor’s is deemed by Standard & Poor’s to exhibit adequate protection parameters. It is the opinion of Standard & Poor’s, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5. Pass-through mortgages consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.
6. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com    9

The pending Basel III accords,8 which establish international standards for bank capitalization, retained a differential between the risk weighting for Ginnie Mae mortgage-backed securities and those issued by Fannie Mae and Freddie Mac. This decision renewed the attractiveness of Ginnie Mae mortgages for overseas investors. We expected that Ginnie Mae mortgage-backed securities would appreciate in value faster than Fannie Mae and Freddie Mac issues as the Basel III accords percolated through global financial centers.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, overweight positions in investment-grade corporate bonds, high-yield corporate bonds, and commercial mortgage-backed securities were positive contributors to the Fund’s performance. An emphasis on corporate bonds rated BBB was especially beneficial because their yields fell faster than yields of corporate bonds rated A and AA.9

The Fund’s best-performing corporate performance came from several sectors. In consumer financials, Discover Bank was buoyed by tighter underwriting standards. In commodities, Anglo American Capital and Incitec Pivot saw revenues rise with higher prices for raw materials. Two pipeline companies, Panhandle East and Williams, were helped by higher energy prices. Real estate investment trusts (REITs) such as Prologis found themselves well positioned to benefit from improving commercial real estate fundamentals.

In residential mortgage-backed securities, overweight positions in Ginnie Mae securities and higher-coupon Fannie Mae and Freddie Mac issues benefited performance, as did exposure to non-agency securitizations.

On the negative side, some of the Fund’s corporate bonds carried exposure to Eurozone countries whose economies are under stress. Examples included Irish Life & Permanent, an Irish financial services provider; Eni SPA, a European energy concern with some operations in North Africa; and Italy-based telecommunication company Telecom Italia. Emerging-market credits, such as CNOOC Finance and Petroleum Trinidad, were slowed by spillover from unrest in the Middle East and North Africa.

During the reporting period, some of the Fund’s non-investment-grade holdings in the gaming and lodging sector (such as Starwood Hotels & Resorts, Penn National Gaming and Host Marriott) and in the wireless telecommunications industry (such as Sector Nextel, Immarsat and SBA Telecommunications) had sluggish performance relative to the broader high-yield corporate-bond universe and detracted from performance. The price performance of these securities reflected expectations that consumer spending improvements would remain tepid. Retail holdings (such as J.C. Penney and Sears) were slowed by a similar effect and by concerns about leveraged buyout activity in an active equity market. In telecommunication services, Frontier Communications, a sizeable BB-rated10 corporate holding, suffered from higher costs associated with integration of recent acquisitions.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings saw little change during the reporting period. Most of the adjustments fell into three categories: corporate bond swaps to execute relative-value ideas, purchases of agency mortgage-backed securities to recycle mortgage principal payments, and mortgage dollar rolls.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, the Fund had overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index in high-yield corporate bonds, investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities. On the same date, the Fund had underweight positions relative to the benchmark in U.S. Treasury securities, agency debentures and agency mortgage-backed securities. Because of the stronger demand for risk assets during the reporting period, the Fund benefited from its underweight position in government-related sectors and its overweight positions in credit-sensitive and commercial sectors.

8. The Basel III accords seek to strengthen global capital and liquidity regulations with the goal of promoting a more resilient banking sector.
9. Debt rated AA by Standard & Poor’s is deemed by Standard & Poor’s to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor’s is deemed by Standard & Poor’s to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor’s, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
10. Debt rated BB by Standard & Poor’s is deemed by Standard & Poor’s to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor’s, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Intermediate Term Bond Fund

Portfolio of Investments††† April 30, 2011 (unaudited)

	Principal
	Amount	Value
Long-Term Bonds 99.0%† Asset-Backed Securities 0.4%

Credit Cards 0.1%
Chase Issuance Trust Series 2006-C4, Class C4 0.509%, due 1/15/14 (a)	$750,000	$748,642

Diversified Financial Services 0.1%
Dominos Pizza Master Issuer LLC Series 2007-1, Class A2 5.261%, due 4/25/37 (b)	550,000	558,250

Home Equity 0.0%‡
Citicorp Residential Mortgage Securities, Inc. Series 2006-3, Class A3 5.61%, due 11/25/36 (c)	47,436	47,508
Series 2006-1, Class A3 5.706%, due 7/25/36 (c)	172,338	173,594

		221,102

Utilities 0.2%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	675,000	771,933

Total Asset-Backed Securities (Cost $2,194,459)		2,299,927

Corporate Bonds 46.6%

Advertising 0.2%
Lamar Media Corp. 9.75%, due 4/1/14	970,000	1,130,050

Aerospace & Defense 0.1%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	589,000	618,450

Agriculture 1.1%
Altria Group, Inc. 9.25%, due 8/6/19	470,000	618,658
Bunge, Ltd. Finance Corp. 4.10%, due 3/15/16	2,200,000	2,253,464
5.10%, due 7/15/15	2,000,000	2,124,306
Lorillard Tobacco Co. 8.125%, due 6/23/19	720,000	851,903

		5,848,331

Apparel 0.0%‡
Unifi, Inc. 11.50%, due 5/15/14	7,000	7,228

Auto Manufacturers 0.6%
Nissan Motor Acceptance Corp. 4.50%, due 1/30/15 (b)	3,240,000	3,406,442

Auto Parts & Equipment 0.0%‡
FleetPride Corp. 11.50%, due 10/1/14 (b)	25,000	25,031
Goodyear Tire & Rubber Co. (The) 10.50%, due 5/15/16	173,000	195,923

		220,954

Banks 5.9%
X AgriBank FCB 9.125%, due 7/15/19	5,795,000	7,102,184
Bank of America Corp. 5.75%, due 8/15/16	1,400,000	1,495,165
Citigroup, Inc. 4.587%, due 12/15/15	425,000	449,760
8.50%, due 5/22/19	552,500	688,403
Discover Bank/Greenwood DE 7.00%, due 4/15/20	3,550,000	3,992,085
8.70%, due 11/18/19	2,000,000	2,459,364
Fifth Third Bancorp 5.45%, due 1/15/17	1,477,000	1,570,627
Goldman Sachs Group, Inc. (The) 5.95%, due 1/18/18	1,000,000	1,094,510
JPMorgan Chase & Co. 5.125%, due 9/15/14	2,140,000	2,315,596
5.15%, due 10/1/15	1,000,000	1,084,080
KeyBank N.A. 5.80%, due 7/1/14	3,765,000	4,138,932
Morgan Stanley 4.75%, due 4/1/14	3,135,000	3,297,879
5.625%, due 9/23/19	285,000	296,228
6.00%, due 5/13/14	1,490,000	1,631,735
6.00%, due 4/28/15	300,000	330,855

		31,947,403

Beverages 1.6%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, due 11/15/14	2,500,000	2,781,745
7.75%, due 1/15/19	2,000,000	2,507,716

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Beverages (continued)

Constellation Brands, Inc. 7.25%, due 9/1/16	$1,723,000	$1,878,070
8.375%, due 12/15/14	1,061,000	1,206,887

		8,374,418

Building Materials 0.1%
USG Corp. 6.30%, due 11/15/16	630,000	601,650

Chemicals 1.1%
Dow Chemical Co. (The) 5.90%, due 2/15/15	2,005,000	2,254,602
8.55%, due 5/15/19	1,015,000	1,301,322
Nalco Co. 8.25%, due 5/15/17	1,077,000	1,172,584
Olin Corp. 8.875%, due 8/15/19	170,000	188,488
Westlake Chemical Corp. 6.625%, due 1/15/16	1,093,000	1,127,156

		6,044,152

Coal 0.3%
Consol Energy, Inc. 6.375%, due 3/1/21 (b)	515,000	517,575
8.00%, due 4/1/17	355,000	392,275
Peabody Energy Corp. 7.375%, due 11/1/16	441,000	497,227
7.875%, due 11/1/26	15,000	16,875

		1,423,952

Commercial Services 0.2%
Lender Processing Services, Inc. 8.125%, due 7/1/16	885,000	911,550
PHH Corp. 9.25%, due 3/1/16	360,000	396,900
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 8/1/49 (b)(d)(e)(f)	15,000	780
Service Corp. International 7.625%, due 10/1/18	10,000	11,200

		1,320,430

Computers 0.8%
Hewlett-Packard Co. 2.20%, due 12/1/15	4,000,000	3,972,368
6.125%, due 3/1/14	350,000	393,750
SunGard Data Systems, Inc. 4.875%, due 1/15/14	10,000	10,200

		4,376,318

Diversified Financial Services 2.3%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	2,973,127
Citigroup, Inc. 5.00%, due 9/15/14	1,250,000	1,323,621
X General Electric Capital Corp. 2.25%, due 11/9/15	5,000,000	4,901,325
5.40%, due 2/15/17	2,985,000	3,278,882

		12,476,955

Electric 3.9%
AES Corp. (The) 7.75%, due 10/15/15	1,000,000	1,092,500
AES Eastern Energy, L.P. Series 1999-A 9.00%, due 1/2/17	37,678	25,904
Allegheny Energy Supply Co. LLC 5.75%, due 10/15/19 (b)	1,605,000	1,659,466
Calpine Construction Finance Co., L.P. and CCFC Finance Corp. 8.00%, due 6/1/16 (b)	1,111,000	1,216,545
CMS Energy Corp. 6.25%, due 2/1/20	2,015,000	2,140,539
Entergy Corp. 3.625%, due 9/15/15	5,220,000	5,196,901
5.125%, due 9/15/20	1,550,000	1,530,414
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,163,950
NRG Energy, Inc. 7.375%, due 2/1/16	94,000	97,525
OGE Energy Corp. 5.00%, due 11/15/14	1,420,000	1,501,999
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	683,783
Reliant Energy Mid-Atlantic Power Holdings LLC Series C 9.681%, due 7/2/26	1,000	1,090
Toledo Edison Co. (The) 7.25%, due 5/1/20	780,000	927,837

		21,238,453

Electrical Components & Equipment 0.3%
Belden, Inc. 7.00%, due 3/15/17	1,155,000	1,192,537
9.25%, due 6/15/19	137,000	153,098

		1,345,635

Entertainment 0.6%
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (b)	960,000	1,036,800
Peninsula Gaming LLC 8.375%, due 8/15/15	1,136,000	1,215,520

12 MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Entertainment (continued)

Penn National Gaming, Inc. 6.75%, due 3/1/15	$1,164,000	$1,187,280

		3,439,600

Environmental Controls 0.2%
Clean Harbors, Inc. 7.625%, due 8/15/16	990,000	1,059,300

Finance—Commercial 0.3%
Textron Financial Corp. 5.40%, due 4/28/13	1,305,000	1,376,351

Finance—Consumer Loans 0.2%
John Deere Capital Corp. 4.90%, due 9/9/13	930,000	1,011,758

Finance—Investment Banker/Broker 1.0%
Bear Stearns Cos., Inc. (The) 5.30%, due 10/30/15	225,000	246,929
5.70%, due 11/15/14	1,200,000	1,328,920
7.25%, due 2/1/18	275,000	323,110
Jefferies Group, Inc. 8.50%, due 7/15/19	800,000	959,480
Merrill Lynch & Co., Inc. Series C 5.00%, due 2/3/14	800,000	858,602
5.70%, due 5/2/17	625,000	654,172
6.15%, due 4/25/13	790,000	856,130

		5,227,343

Finance—Leasing Companies 0.5%
International Lease Finance Corp. 5.625%, due 9/20/13	1,010,000	1,035,250
5.75%, due 6/15/11	1,480,000	1,484,144

		2,519,394

Finance—Mortgage Loan/Banker 0.2%
Countrywide Financial Corp. 6.25%, due 5/15/16	750,000	811,538

Food 1.4%
X Kraft Foods, Inc. 6.125%, due 2/1/18	5,020,000	5,697,966
7.00%, due 8/11/37	1,260,000	1,471,975
Tyson Foods, Inc. 10.50%, due 3/1/14	225,000	271,687

		7,441,628

Forest Products & Paper 0.0%‡
Georgia-Pacific Corp. 8.875%, due 5/15/31	50,000	61,250
Weyerhaeuser Co. 7.375%, due 10/1/19	131,000	150,447

		211,697

Health Care—Services 2.4%
CIGNA Corp. 4.375%, due 12/15/20	875,000	864,199
Coventry Health Care, Inc. 5.95%, due 3/15/17	1,635,000	1,716,909
6.125%, due 1/15/15	4,668,000	4,987,254
HCA, Inc. 5.75%, due 3/15/14	11,000	11,275
6.50%, due 2/15/16	177,000	181,867
8.50%, due 4/15/19	888,000	985,680
Roche Holdings, Inc. 6.00%, due 3/1/19 (b)	1,775,000	2,036,429
WellPoint, Inc. 5.00%, due 12/15/14	1,895,000	2,071,565

		12,855,178

Household Products & Wares 0.2%
Spectrum Brands, Inc. 9.50%, due 6/15/18 (b)	939,000	1,049,333

Insurance 2.9%
Crum & Forster Holdings Corp. 7.75%, due 5/1/17	1,090,000	1,144,500
Genworth Financial, Inc. 7.20%, due 2/15/21	480,000	481,655
8.625%, due 12/15/16	4,300,000	4,789,147
Health Care Service Corp. 4.70%, due 1/15/21 (b)	1,500,000	1,523,259
St. Paul Travelers Cos., Inc. (The) 6.25%, due 6/20/16	1,200,000	1,376,252
Teachers Insurance & Annuity Association of America 6.85%, due 12/16/39 (b)	4,500,000	5,211,589
Unum Group 7.125%, due 9/30/16	750,000	864,654

		15,391,056

Internet 0.2%
Expedia, Inc. 8.50%, due 7/1/16 (b)	993,000	1,102,230

Investment Management/Advisory Services 0.2%
Janus Capital Group, Inc. 6.70%, due 6/15/17	1,166,000	1,276,615

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Leisure Time 0.1%
Brunswick Corp. 11.25%, due 11/1/16 (b)	$430,000	$520,300
Harley-Davidson Funding Corp. 6.80%, due 6/15/18 (b)	250,000	279,864

		800,164

Lodging 0.2%
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC 2.81%, due 3/15/14 (a)(b)	10,000	9,775
Sheraton Holding Corp. 7.375%, due 11/15/15	177,000	200,895
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	856,000	935,180

		1,145,850

Media 3.1%
Charter Communications Operating LLC 8.00%, due 4/30/12 (b)	1,141,000	1,198,050
CSC Holdings, Inc. 6.75%, due 4/15/12	180,000	186,750
8.50%, due 6/15/15	1,067,000	1,164,364
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	5,000,000	5,076,490
DISH DBS Corp. 7.125%, due 2/1/16	480,000	511,200
Morris Publishing Group LLC 10.00%, due 9/1/14 (d)	4,224	4,118
NBC Universal, Inc. 5.15%, due 4/30/20 (b)	2,900,000	3,029,363
Rainbow National Services LLC 8.75%, due 9/1/12 (b)	15,000	15,019
Time Warner Cable, Inc. 8.25%, due 2/14/14	2,535,000	2,962,784
Time Warner, Inc. 7.70%, due 5/1/32	1,980,000	2,387,126

		16,535,264

Mining 0.1%
Alcoa, Inc. 5.90%, due 2/1/27	560,000	562,420

Miscellaneous—Manufacturing 0.7%
Actuant Corp. 6.875%, due 6/15/17	1,014,000	1,045,688
Cargill, Inc. 6.00%, due 11/27/17 (b)	1,525,000	1,731,317
SPX Corp. 7.625%, due 12/15/14	1,100,000	1,216,875

		3,993,880

Office & Business Equipment 0.8%
Xerox Corp. 4.25%, due 2/15/15	4,055,000	4,301,061

Oil & Gas 2.0%
Chesapeake Energy Corp. 6.50%, due 8/15/17	192,000	209,280
Concho Resources, Inc./Midland TX 7.00%, due 1/15/21	345,000	363,975
8.625%, due 10/1/17	131,000	144,755
Forest Oil Corp. 8.00%, due 12/15/11	10,000	10,362
Frontier Oil Corp. 8.50%, due 9/15/16	601,000	652,085
KazMunaiGaz Finance Sub B.V. 11.75%, due 1/23/15 (b)	165,000	206,250
Newfield Exploration Co.
6.625%, due 9/1/14	100,000	102,125
6.625%, due 4/15/16	2,865,000	2,961,694
Pemex Project Funding Master Trust 6.625%, due 6/15/35	25,000	25,379
Plains Exploration & Production Co. 7.625%, due 4/1/20	500,000	536,250
7.75%, due 6/15/15	453,000	471,120
Questar Market Resources, Inc. 6.05%, due 9/1/16	2,000,000	2,075,118
6.80%, due 3/1/20	1,306,000	1,358,496
Range Resources Corp. 7.50%, due 5/15/16	180,000	186,750
Tesoro Corp. 6.50%, due 6/1/17	670,000	691,775
Whiting Petroleum Corp. 7.00%, due 2/1/14	855,000	919,125

		10,914,539

Oil & Gas Services 0.3%
Halliburton Co. 6.15%, due 9/15/19	1,350,000	1,568,070

Packaging & Containers 0.1%
Greif, Inc. 6.75%, due 2/1/17	320,000	339,200

Pharmaceuticals 0.3%
Cardinal Health, Inc. 4.625%, due 12/15/20	1,000,000	1,010,636

14 MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Pharmaceuticals (continued)

Medco Health Solutions, Inc. 7.25%, due 8/15/13	$155,000	$173,790
Valeant Pharmaceuticals International 6.75%, due 10/1/17 (b)	500,000	497,500

		1,681,926

Pipelines 2.2%
Boardwalk Pipelines, L.P. 5.875%, due 11/15/16	2,445,000	2,706,309
Copano Energy LLC/Copano Energy Finance Corp. 7.125%, due 4/1/21	528,000	541,200
7.75%, due 6/1/18	110,000	116,325
Energy Transfer Partners, L.P. 8.50%, due 4/15/14	295,000	346,153
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	4,185,000	4,395,296
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.75%, due 11/1/20	145,000	149,713
ONEOK Partners, L.P. 8.625%, due 3/1/19	200,000	254,693
ONEOK, Inc. 6.00%, due 6/15/35	1,425,000	1,403,652
Panhandle Eastern Pipeline Co., L.P. 8.125%, due 6/1/19	600,000	712,444
Plains All American Pipeline, L.P./PAA Finance Corp. 5.75%, due 1/15/20	1,117,000	1,211,473

		11,837,258

Real Estate Investment Trusts 1.7%
Equity One, Inc. 6.25%, due 12/15/14	850,000	922,171
HCP, Inc. 6.30%, due 9/15/16	540,000	604,903
Health Care REIT, Inc. 5.25%, due 1/15/22	3,000,000	3,012,873
Host Hotels & Resorts, L.P. 6.875%, due 11/1/14	10,000	10,325
Host Marriott, L.P. 6.375%, due 3/15/15	1,165,000	1,192,669
Series Q 6.75%, due 6/1/16	1,062,000	1,096,515
ProLogis 7.375%, due 10/30/19	2,000,000	2,307,284

		9,146,740

Retail 1.9%
Best Buy Co., Inc. 6.75%, due 7/15/13	1,620,000	1,774,081
CVS Caremark Corp. 5.75%, due 6/1/17	575,000	643,223
5.789%, due 1/10/26 (b)(f)	91,014	93,992
Home Depot, Inc. 5.40%, due 3/1/16	410,000	458,175
HSN, Inc. 11.25%, due 8/1/16	375,000	425,625
J.C. Penney Corp., Inc. 7.125%, due 11/15/23	439,000	452,170
Limited Brands, Inc. 8.50%, due 6/15/19	127,000	146,368
Nordstrom, Inc. 7.00%, due 1/15/38	2,005,000	2,407,131
Penske Auto Group, Inc. 7.75%, due 12/15/16	686,000	710,010
Sears Holding Corp. 6.625%, due 10/15/18 (b)	2,950,000	2,887,312
TJX Cos., Inc. 6.95%, due 4/15/19	330,000	398,133

		10,396,220

Savings & Loans 0.3%
Amsouth Bank/Birmingham AL 5.20%, due 4/1/15	1,435,000	1,435,000

Telecommunications 3.9%
Alltel Corp. 6.50%, due 11/1/13	2,635,000	2,933,864
American Tower Corp. 4.50%, due 1/15/18	2,750,000	2,717,445
Cellco Partnership/Verizon Wireless Capital LLC 8.50%, due 11/15/18	1,500,000	1,946,830
Corning, Inc. 8.875%, due 8/15/21	1,789,000	2,349,231
Crown Castle International Corp. 7.125%, due 11/1/19	243,000	259,706
Frontier Communications Corp. 8.25%, due 4/15/17	1,000,000	1,083,750
8.75%, due 4/15/22	3,720,000	4,026,900
GCI, Inc. 8.625%, due 11/15/19	1,187,000	1,308,667
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	1,000,000	1,001,250
Nextel Communications, Inc. 5.95%, due 3/15/14	204,000	205,530
SBA Telecommunications, Inc. 8.00%, due 8/15/16	86,000	93,203
8.25%, due 8/15/19	1,070,000	1,181,013

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Telecommunications (continued)

Sprint Capital Corp. 6.875%, due 11/15/28	$430,000	$412,263
8.75%, due 3/15/32	500,000	547,500
Sprint Nextel Corp. 8.375%, due 8/15/17	139,000	155,854
tw telecom holdings, Inc. 8.00%, due 3/1/18	960,000	1,042,800

		21,265,806

Transportation 0.1%
Burlington Northern Santa Fe 5.65%, due 5/1/17	455,000	513,430
Kansas City Southern Railway 8.00%, due 6/1/15	175,000	189,875

		703,305

Total Corporate Bonds (Cost $237,081,105)		251,780,545

Foreign Government Bond 0.0%‡

Venezuela 0.0%‡
Republic of Venezuela 6.00%, due 12/9/20	169,000	101,485

Total Foreign Government Bond (Cost $128,393)		101,485

Mortgage-Backed Securities 9.2%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 9.2%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A2 5.001%, due 10/10/45	41,690	41,713
Series 2007-2, Class A4 5.826%, due 4/10/49 (g)	2,560,000	2,774,784
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.443%, due 12/25/36 (a)(b)(d)	182,106	135,576
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4 5.405%, due 12/11/40 (a)	2,550,000	2,781,371
Series 2007-PW16, Class A4 5.906%, due 6/11/40 (g)	2,270,000	2,509,790
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.294%, due 12/10/49 (g)	1,300,000	1,455,586
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	3,390,000	3,731,833
Commercial Mortgage Loan Trust 6.213%, due 12/10/49 (g)	990,000	1,095,137
Country Wide Alternative Loan Trust Series 2005-76, Class 2A1 1.306%, due 2/25/36 (a)	2,684,101	1,769,598
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	470,000	500,781
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class A5 5.224%, due 4/10/37	2,960,000	3,191,452
Series 2004-GG1, Class A7 5.317%, due 6/10/36	3,275,000	3,533,120
GS Mortgage Securities Corp. Series 2004-GG2, Class A6 5.396%, due 8/10/38 (g)	3,060,000	3,318,912
GS Mortgage Securities Corp. II
Series 2006-GG6, Class A4 5.553%, due 4/10/38	2,919,880	3,181,348
Series 2007-GG10, Class A4 6.002%, due 8/10/45 (g)	3,095,000	3,362,940
Harborview Mortgage Loan Trust Series 2005-11, Class 2A1A 0.524%, due 8/19/45 (a)	67,957	50,777
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-LDPX, Class A3 5.42%, due 1/15/49	2,565,000	2,779,870
Series 2007-CB18, Class A4 5.44%, due 6/12/47	2,260,000	2,450,256
JP Morgan Mortgage Trust
Series 2007-S3, Class 1A96 6.00%, due 8/25/37	699,601	632,418
Series 2007-S3, Class 1A97 6.00%, due 8/25/37	1,539,122	1,391,332
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (a)	1,680,000	1,840,678
Morgan Stanley Capital I Series 2007-IQ15, Class A4 6.071%, due 6/11/49 (g)	2,585,000	2,834,450
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.73%, due 2/25/42 (a)(b)(d)(f)	432,123	413,801

16 MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Mortgage-Backed Securities (continued)

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)

Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (b)	$160,000	$173,254
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 6.097%, due 2/15/51 (g)	990,000	1,081,022
WaMu Mortgage Pass-Through Certificate Series 2006-AR7, Class 2A 1.286%, due 7/25/46 (a)	3,835,489	2,522,003

Total Mortgage-Backed Securities (Cost $46,632,792)		49,553,802

Municipal Bonds 0.7%

Michigan 0.6%
Michigan Finance Authority Revenue Series A-2 6.65%, due 3/20/12	3,700,000	3,735,187

West Virginia 0.1%
Tobacco Settlement Finance Authority of West Virginia 7.467%, due 6/1/47	425,000	297,831

Total Municipal Bonds (Cost $4,125,000)		4,033,018

U.S. Government & Federal Agencies 31.5%

Fannie Mae (Collateralized Mortgage Obligations) 0.0%‡
Series 2006-B1, Class AB 6.00%, due 6/25/16	64,556	65,772
Series 1991-66, Class J 8.125%, due 6/25/21	927	1,064

		66,836

X Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.7%
4.00%, due 2/1/41	3,622,697	3,605,345
5.00%, due 8/1/33	1,048,104	1,113,051
5.044%, due 6/1/35 (a)	441,390	469,065
5.50%, due 1/1/21	361,865	392,816
5.50%, due 2/1/33	413,709	447,829
5.50%, due 7/1/34	990,383	1,071,444
5.50%, due 4/1/37	78,604	84,718
5.50%, due 5/1/37	60,388	65,086
5.50%, due 7/1/37	311,681	335,439
5.50%, due 1/1/38	387,017	419,298
6.00%, due 2/1/27	231,351	252,791
6.00%, due 3/1/36	499,106	548,086
6.50%, due 4/1/37	434,542	488,609

		9,293,577

X Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.7%
4.00%, due 2/1/41	496,010	494,874
4.50%, due 4/1/18	207,397	221,028
4.50%, due 7/1/18	833,035	887,784
4.50%, due 11/1/18	1,115,424	1,188,732
4.50%, due 2/1/21 TBA (h)	16,270,000	17,169,926
4.50%, due 6/1/23	1,909,419	2,018,799
5.00%, due 9/1/17	355,591	382,562
5.00%, due 9/1/20	227,578	244,697
5.00%, due 10/1/20	353,832	380,447
5.00%, due 12/1/20	733,073	788,216
5.00%, due 10/1/33	822,446	873,925
5.00%, due 6/1/35	4,277,109	4,537,469
5.00%, due 7/1/35	869,835	922,376
5.00%, due 1/1/36	1,196,439	1,268,709
5.00%, due 2/1/36	9,147,360	9,699,898
5.00%, due 5/1/36	3,384,455	3,588,890
5.00%, due 9/1/36	866,409	918,744
5.50%, due 2/1/17	264,131	286,929
5.50%, due 6/1/21	874,135	949,039
5.50%, due 6/1/33	5,348,187	5,791,776
5.50%, due 11/1/33	741,797	803,324
5.50%, due 12/1/33	547,388	592,789
5.50%, due 4/1/34	2,239,985	2,430,504
5.50%, due 5/1/34	1,949,608	2,111,312
5.50%, due 6/1/34	635,363	687,466
5.50%, due 3/1/35	954,933	1,033,242
5.50%, due 4/1/36	2,421,743	2,618,823
5.50%, due 12/1/36	828,841	894,220
5.50%, due 1/1/37	1,242,415	1,354,005
5.50%, due 4/1/37	3,130,843	3,374,866
5.50%, due 7/1/37	1,293,922	1,410,138
5.50%, due 8/1/37	747,733	808,584
5.50%, due 9/1/37	27,029	29,136
6.00%, due 8/1/17	41,748	45,669
6.00%, due 1/1/33	235,380	260,244
6.00%, due 3/1/33	308,517	340,529
6.00%, due 8/1/34	11,390	12,557
6.00%, due 9/1/35	815,583	900,209
6.00%, due 6/1/36	596,183	653,945
6.00%, due 12/1/36	638,826	703,854
6.00%, due 4/1/37	350,258	380,691
6.00%, due 9/1/37	156,305	171,156
6.00%, due 10/1/37	1,786,989	1,942,676
6.00%, due 11/1/37	101,280	110,903

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)

6.00%, due 1/1/38	$17,215	$18,845
6.00%, due 11/1/38	830,868	909,550
6.50%, due 6/1/31	70,796	80,088
6.50%, due 8/1/31	51,251	57,978
6.50%, due 10/1/31	38,096	43,097
6.50%, due 6/1/32	52,391	59,268
6.50%, due 6/1/36	29,382	33,110
6.50%, due 7/1/36	107,595	121,246
6.50%, due 8/1/36	20,018	22,558
6.50%, due 11/1/36	470,486	530,184
6.50%, due 2/1/37	120,454	135,625
6.50%, due 7/1/37	51,863	58,395
6.50%, due 8/1/37	194,902	219,449
6.50%, due 9/1/37	563,784	634,791
6.50%, due 3/1/38	206,516	232,527

		79,442,373

X Freddie Mac (Collateralized Mortgage Obligations) 1.4%
Series 3104, Class QC 5.00%, due 9/15/31	2,400,000	2,536,501
Series 2690, Class PG 5.00%, due 4/15/32	1,250,000	1,346,398
Series 2734, Class PG 5.00%, due 7/15/32	1,804,000	1,940,287
Series 3113, Class QD 5.00%, due 6/15/34	1,565,000	1,683,967

		7,507,153

Freddie Mac Reference REMIC (Collateralized Mortgage Obligation) 0.1%
Series R001, Class AE 4.375%, due 4/15/15	272,853	276,405

X Government National Mortgage Association (Mortgage Pass-Through Securities) 3.4%
4.00%, due 11/20/40	1,253,578	1,271,039
5.50%, due 5/1/36 TBA (h)	2,560,000	2,786,401
6.00%, due 2/15/29	37,433	41,781
6.00%, due 4/15/29	177,448	198,102
6.00%, due 8/15/32	394,740	440,735
6.00%, due 2/1/36 TBA (h)	6,020,000	6,648,338
6.50%, due 7/15/28	40,312	45,691
6.50%, due 5/15/29	21,979	24,912
6.50%, due 4/1/33 TBA (h)	6,030,000	6,804,481
12.50%, due 1/15/14	575	584

		18,262,064

X United States Treasury Bonds 4.0%
3.875%, due 8/15/40	21,995,000	20,022,312
6.25%, due 5/15/30	1,240,000	1,587,007

		21,609,319

X United States Treasury Notes 5.9%
2.00%, due 4/30/16	7,875,000	7,884,214
2.625%, due 8/15/20	17,545,000	16,682,821
3.625%, due 8/15/19	7,185,000	7,527,969

		32,095,004

United States Treasury Strip Principal 0.3%
(zero coupon), due 8/15/23 (zero coupon), due 8/15/28	820,000 2,210,000	504,007 1,033,241

		1,537,248

Total U.S. Government & Federal Agencies (Cost $164,995,648)		170,089,979

Yankee Bonds 10.6% (i)

Auto Manufacturers 0.2%
Volvo Treasury AB 5.95%, due 4/1/15 (b)	1,130,000	1,246,990

Banks 1.0%
Lloyds TSB Bank PLC 4.375%, due 1/12/15 (b)	5,000,000	5,170,095
UBS A.G. 3.875%, due 1/15/15	215,000	223,343

		5,393,438

Biotechnology 0.1%
FMC Finance III S.A. 6.875%, due 7/15/17	455,000	484,006

Building Materials 0.1%
Holcim Capital Corp, Ltd. 6.875%, due 9/29/39 (b)	500,000	513,004

Diversified Financial Services 1.1%
Irish Life & Permanent Group Holdings PLC 3.60%, due 1/14/13 (b)	5,000,000	4,304,325
RCI Banque S.A. 3.40%, due 4/11/14 (b)	975,000	985,733
Smurfit Capital Funding PLC 7.50%, due 11/20/25	528,000	513,480

		5,803,538

Electric 0.6%
SP PowerAssets, Ltd. 5.00%, due 10/22/13 (b)	305,000	329,419
Taqa Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (b)	185,000	194,019

18 MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Yankee Bonds (continued)

Electric (continued)

TransAlta Corp. 6.65%, due 5/15/18	$2,255,000	$2,565,202

		3,088,640

Holding Company—Diversified 0.2%
EnCana Holdings Finance Corp. 5.80%, due 5/1/14	860,000	959,886

Insurance 0.2%
Fairfax Financial Holdings, Ltd. 7.75%, due 7/15/37	677,000	670,230
8.25%, due 10/1/15	438,000	479,610
8.30%, due 4/15/26	15,000	15,450

		1,165,290

Media 0.2%
Videotron Ltee 6.375%, due 12/15/15	15,000	15,488
6.875%, due 1/15/14	796,000	806,945
9.125%, due 4/15/18	252,000	282,240

		1,104,673

Mining 0.6%
Anglo American Capital PLC 9.375%, due 4/8/19 (b)	2,380,000	3,201,759

Miscellaneous—Manufacturing 0.7%
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (b)	265,000	302,794
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,442,711

		3,745,505

Oil & Gas 2.6%
CNOOC Finance 2011, Ltd. 4.25%, due 1/26/21 (b)	5,490,000	5,358,421
ENI S.p.A 4.15%, due 10/1/20 (b)	2,900,000	2,791,056
Gaz Capital S.A. 8.125%, due 7/31/14 (b)	3,085,000	3,538,186
Gazprom International S.A. 7.201%, due 2/1/20 (b)	217,357	236,376
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, due 8/14/19 (b)	1,600,000	1,912,000
TNK-BP Finance S.A. 7.50%, due 7/18/16 (b)	285,000	320,084

		14,156,123

Telecommunications 3.0%
Inmarsat Finance PLC 7.375%, due 12/1/17 (b)	1,111,000	1,174,882
Intelsat Subsidiary Holding Co., Ltd. 8.50%, due 1/15/13	813,000	813,000
Qtel International Finance, Ltd. 6.50%, due 6/10/14 (b)	1,500,000	1,655,625
X Telecom Italia Capital S.A.
6.175%, due 6/18/14	5,345,000	5,829,471
6.999%, due 6/4/18	1,320,000	1,470,954
Virgin Media Finance PLC 8.375%, due 10/15/19	180,000	203,400
Virgin Media Secured Finance PLC 6.50%, due 1/15/18	960,000	1,051,200
Vodafone Group PLC 5.625%, due 2/27/17	3,578,000	4,017,647

		16,216,179

Total Yankee Bonds (Cost $55,247,847)		57,079,031

Total Long-Term Bonds (Cost $510,405,244)		534,937,787

	Shares
Common Stock 0.0%‡

Commercial Services 0.0%‡
Quad/Graphics, Inc. (e)	22	881

Total Common Stock (Cost $1,078)		881

	Number of
	Warrants
Warrants 0.0%‡

Media 0.0%‡
ION Media Networks, Inc. Unsecured Debt Expires 12/19/12 (d)(e)(f)	1	0	(j	)
Second Lien Expires 12/19/12 (d)(e)(f)	1	0	(j	)

Total Warrants (Cost $4)		0	(j	)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Principal
	Amount	Value
Short-Term Investment 8.7%

Repurchase Agreement 8.7%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $46,946,413 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $47,890,000 and a Market Value of $47,889,741)	$46,946,374	$46,946,374

Total Short-Term Investment (Cost $46,946,374)		46,946,374

Total Investments (Cost $557,352,700) (k)	107.7%	581,885,042
Other Assets, Less Liabilities	(7.7)	(41,625,269)

Net Assets	100.0%	$540,259,773

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown is the rate in effect at April 30, 2011.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Subprime mortgage investment and other asset-backed securities. The total market value of the securities at April 30, 2011 is $221,102, which represents less than one-tenth of a percent of the Fund’s net assets.
(d)	Illiquid security. The total market value of these securities at April 30, 2011 is $554,275, which represents 0.1% of the Fund’s net assets.
(e)	Non-income producing security.
(f)	Fair valued security. The total market value of these securities at April 30, 2011 is $508,573, which represents 0.1% of the Fund’s net assets.
(g)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at April 30, 2011.
(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April 30, 2011 is $33,409,146, which represents 6.2% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(i)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(j)	Less than one dollar.
(k)	At April 30, 2011, cost is $557,373,282 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$28,736,246
Gross unrealized depreciation	(4,224,486)

Net unrealized appreciation	$24,511,760

20 MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,299,927	$—		$2,299,927
Corporate Bonds (b)	—	251,685,773	94,772		251,780,545
Foreign Government Bond	—	101,485	—		101,485
Mortgage-Backed Securities (c)	—	49,140,001	413,801		49,553,802
Municipal Bonds	—	4,033,018	—		4,033,018
U.S. Government & Federal Agencies	—	170,089,979	—		170,089,979
Yankee Bonds	—	57,079,031	—		57,079,031

Total Long-Term Bonds	—	534,429,214	508,573		534,937,787

Common Stock	881	—	—		881
Warrants (d)	—	—	0	(d)	0	(d)
Short-Term Investment
Repurchase Agreement	—	46,946,374	—		46,946,374

Total Investments in Securities	$881	$581,375,588	$508,573		$581,885,042

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 securities valued at $780 and $93,992 are Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The level 3 security valued at $413,801 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The level 3 security valued at less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

												Change in
												Unrealized
												Appreciation
												(Depreciation)
												from
	Balance				Change in					Balance		Investments
	as of		Accrued	Realized	Unrealized			Transfers	Transfers	as of		Still Held at
	October 31,		Discounts	Gain	Appreciation			in to	out of	April 30,		April 30,
Investments in Securities	2010		(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011		2011 (a)
Long-Term Bonds
Corporate Bonds
Commericial Services	$780		$—	$—	$—	$—	$—	$—	$—	$780		$—
Media	177		—	(13,907)	13,832	—	(102)	—	—	—		(174)
Retail	97,415		(66)	(50)	(1,309)	—	(1,998)	—	—	93,992		(1,264)
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	420,511		—	—	3,577	—	(10,287)	—	—	413,801		3,068
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$518,883		$(66)	$(13,957)	$16,100	$—	$(12,387)	$—	$—	$508,573		$1,630

(a)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $557,352,700)	$581,885,042
Receivables:
Interest	5,792,887
Fund shares sold	487,935
Investment securities sold	9,080
Other assets	46,309

Total assets	588,221,253

Liabilities
Payables:
Investment securities purchased	46,847,708
Fund shares redeemed	505,506
Manager (See Note 3)	183,843
Transfer agent (See Note 3)	132,993
Professional fees	65,164
Shareholder communication	34,663
NYLIFE Distributors (See Note 3)	30,291
Custodian	9,760
Trustees	3,452
Accrued expenses	2,350
Dividend payable	145,750

Total liabilities	47,961,480

Net assets	$540,259,773

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$50,544
Additional paid-in capital	513,465,025

513,515,569
Distributions in excess of net investment income	(183,299)
Accumulated net realized gain (loss) on investments	2,395,161
Net unrealized appreciation (depreciation) on investments	24,532,342

Net assets	$540,259,773

Investor Class
Net assets applicable to outstanding shares	$4,803,347

Shares of beneficial interest outstanding	447,507

Net asset value per share outstanding	$10.73
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.24

Class A
Net assets applicable to outstanding shares	$32,243,901

Shares of beneficial interest outstanding	3,018,205

Net asset value per share outstanding	$10.68
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.18

Class B
Net assets applicable to outstanding shares	$7,125,543

Shares of beneficial interest outstanding	666,367

Net asset value and offering price per share outstanding	$10.69

Class C
Net assets applicable to outstanding shares	$20,726,056

Shares of beneficial interest outstanding	1,936,094

Net asset value and offering price per share outstanding	$10.71

Class I
Net assets applicable to outstanding shares	$475,360,926

Shares of beneficial interest outstanding	44,475,394

Net asset value and offering price per share outstanding	$10.69

22 MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest	$13,016,545

Expenses
Manager (See Note 3)	1,619,841
Transfer agent (See Note 3)	403,920
Distribution/Service—Investor Class (See Note 3)	5,704
Distribution/Service—Class A (See Note 3)	41,487
Distribution/Service—Class B (See Note 3)	37,076
Distribution/Service—Class C (See Note 3)	105,768
Professional fees	64,939
Registration	44,909
Shareholder communication	36,944
Custodian	23,234
Trustees	8,984
Miscellaneous	13,246

Total expenses before waiver/reimbursement	2,406,052
Expense waiver/reimbursement from Manager (See Note 3)	(536,831)

Net expenses	1,869,221

Net investment income (loss)	11,147,324

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,415,909
Net change in unrealized appreciation (depreciation) on investments	(6,160,458)

Net realized and unrealized gain (loss) on investments	(3,744,549)

Net increase (decrease) in net assets resulting from operations	$7,402,775

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,147,324	$22,159,089
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	2,415,909	12,507,067
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(6,160,458)	20,362,570

Net increase (decrease) in net assets resulting from operations	7,402,775	55,028,726

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(108,346)	(115,975)
Class A	(797,067)	(1,273,929)
Class B	(146,395)	(177,715)
Class C	(417,949)	(535,541)
Class I	(12,269,645)	(19,995,340)

	(13,739,402)	(22,098,500)

From net realized gain on investments:
Investor Class	(35,958)	(5,598)
Class A	(264,034)	(69,433)
Class B	(58,238)	(12,101)
Class C	(166,355)	(34,781)
Class I	(3,659,553)	(1,013,979)

	(4,184,138)	(1,135,892)

Total dividends and distributions to shareholders	(17,923,540)	(23,234,392)

Capital share transactions:
Net proceeds from sale of shares	60,849,608	114,757,447
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	16,461,868	21,514,227
Cost of shares redeemed	(84,005,429)	(185,802,260)

Increase (decrease) in net assets derived from capital share transactions	(6,693,953)	(49,530,586)

Net increase (decrease) in net assets	(17,214,718)	(17,736,252)

Net Assets
Beginning of period	557,474,491	575,210,743

End of period	$540,259,773	$557,474,491

Undistributed (distributions in excess of) net investment income at end of period	$(183,299)	$2,408,779

24 MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
							February 28,
	Six months						2008**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010		2009		2008
Net asset value at beginning of period	$10.94		$10.37		$9.39		$9.92

Net investment income (loss)	0.20		0.35		0.30		0.25
Net realized and unrealized gain (loss) on investments	(0.08)		0.61		0.96		(0.54)
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.01)		0.01		—

Total from investment operations	0.12		0.95		1.27		(0.29)

Less dividends and distributions:
From net investment income	(0.25)		(0.36)		(0.29)		(0.24)
From net realized gain on investments	(0.08)		(0.02)		—		—

Total dividends and distributions	(0.33)		(0.38)		(0.29)		(0.24)

Net asset value at end of period	$10.73		$10.94		$10.37		$9.39

Total investment return (a)	1.16	%(b)	9.33%		13.72%		(2.98	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.75	%††	3.38%		3.03%		3.73	% ††
Net expenses	1.06	%††	1.07%		1.17%		1.20	% ††
Expenses (before waiver/reimbursement)	1.16	%††	1.17%		1.25%		1.34	% ††
Portfolio turnover rate	51	%(c)	185	%(c)	246	%(c)	114	%(c)
Net assets at end of period (in 000’s)	$4,803		$4,608		$2,743		$1,727

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 33%, 79%, 130% and 92% for the six months ended April 30, 2011 and for years ended October 31, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$10.89		$10.32		$9.35		$9.73		$9.74	$9.72

Net investment income (loss)	0.20		0.36		0.34		0.43		0.43	0.39
Net realized and unrealized gain (loss) on investments	(0.08)		0.61		0.93		(0.41)		0.01	0.00	‡
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.01)		0.01		—		0.00 ‡	(0.00	)‡

Total from investment operations	0.12		0.96		1.28		0.02		0.44	0.39

Less dividends and distributions:
From net investment income	(0.25)		(0.37)		(0.31)		(0.40)		(0.45)	(0.37)
From net realized gain on investments	(0.08)		(0.02)		—		—		—	—

Total dividends and distributions	(0.33)		(0.39)		(0.31)		(0.40)		(0.45)	(0.37)

Net asset value at end of period	$10.68		$10.89		$10.32		$9.35		$9.73	$9.74

Total investment return (a)	1.22	%(b)	9.48%		13.89%		0.07%		4.63%	4.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.83	%††	3.47%		3.20%		4.02%		4.35%	3.94%
Net expenses	0.96	%††	0.96%		1.00%		1.03%		1.10%	1.10%
Expenses (before waiver/reimbursement)	1.06	%††	1.06%		1.08%		1.16%		1.38%	1.32%
Portfolio turnover rate	51	%(c)	185	%(c)	246	%(c)	114	%(c)	70%	146	%(c)
Net assets at end of period (in 000’s)	$32,244		$35,837		$33,134		$16,211		$10,821	$9,468

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 33%, 79%, 130%, 92% and 64% for the six months ended April 30, 2011 and for years ended October 31, 2010, 2009, 2008 and 2006, respectively.

26 MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$10.90		$10.33		$9.36		$9.74		$9.76	$9.73

Net investment income (loss)	0.16		0.27		0.23		0.30		0.35	0.32
Net realized and unrealized gain (loss) on investments	(0.08)		0.61		0.95		(0.37)		0.01	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.01)		0.01		—		0.00 ‡	(0.00	)‡

Total from investment operations	0.08		0.87		1.19		(0.07)		0.36	0.33

Less dividends and distributions:
From net investment income	(0.21)		(0.28)		(0.22)		(0.31)		(0.38)	(0.30)
From net realized gain on investments	(0.08)		(0.02)		—		—		—	—

Total dividends and distributions	(0.29)		(0.30)		(0.22)		(0.31)		(0.38)	(0.30)

Net asset value at end of period	$10.69		$10.90		$10.33		$9.36		$9.74	$9.76

Total investment return (a)	0.79	%(b)	8.55%		12.82%		(0.79%)		3.75%	3.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.99	%††	2.62%		2.29%		3.13%		3.60%	3.19%
Net expenses	1.81	%††	1.81%		1.92%		1.91%		1.85%	1.85%
Expenses (before waiver/reimbursement)	1.91	%††	1.91%		2.00%		2.08%		2.13%	2.07%
Portfolio turnover rate	51	%(c)	185	%(c)	246	%(c)	114	%(c)	70%	146	%(c)
Net assets at end of period (in 000’s)	$7,126		$7,797		$6,065		$4,580		$2,968	$2,912

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 33%, 79%, 130%, 92% and 64% for the six months ended April 30, 2011 and for years ended October 31, 2010, 2009, 2008 and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Financial Highlights selected per share data and ratios

	Class C
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$10.91		$10.34		$9.37		$9.75		$9.76	$9.73

Net investment income (loss)	0.16		0.27		0.23		0.30		0.35	0.32
Net realized and unrealized gain (loss) on investments	(0.07)		0.61		0.95		(0.37)		0.02	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.01)		0.01		—		0.00 ‡	(0.00	)‡

Total from investment operations	0.09		0.87		1.19		(0.07)		0.37	0.33

Less dividends and distributions:
From net investment income	(0.21)		(0.28)		(0.22)		(0.31)		(0.38)	(0.30)
From net realized gain on investments	(0.08)		(0.02)		—		—		—	—

Total dividends and distributions	(0.29)		(0.30)		(0.22)		(0.31)		(0.38)	(0.30)

Net asset value at end of period	$10.71		$10.91		$10.34		$9.37		$9.75	$9.76

Total investment return (a)	0.88	%(b)	8.54%		12.92%		(0.89%)		3.86%	3.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.99	%††	2.63%		2.27%		3.11%		3.60%	3.19%
Net expenses	1.81	%††	1.81%		1.92%		1.92%		1.85%	1.85%
Expenses (before waiver/reimbursement)	1.91	%††	1.91%		2.00%		2.08%		2.13%	2.07%
Portfolio turnover rate	51	%(c)	185	%(c)	246	%(c)	114	%(c)	70%	146	%(c)
Net assets at end of period (in 000’s)	$20,726		$22,850		$16,747		$7,106		$2,689	$1,464

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 33%, 79%, 130%, 92% and 64% for the six months ended April 30, 2011 and for years ended October 31, 2010, 2009, 2008 and 2006, respectively.

28 MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$10.89		$10.32		$9.35		$9.73		$9.75	$9.72

Net investment income (loss)	0.22		0.41		0.34		0.43		0.46	0.41
Net realized and unrealized gain (loss) on investments	(0.07)		0.60		0.96		(0.38)		0.01	0.03
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.01)		0.01		—		0.00 ‡	(0.00	)‡

Total from investment operations	0.15		1.00		1.31		0.05		0.47	0.44

Less dividends and distributions:
From net investment income	(0.27)		(0.41)		(0.34)		(0.43)		(0.49)	(0.41)
From net realized gain on investments	(0.08)		(0.02)		—		—		—	—

Total dividends and distributions	(0.35)		(0.43)		(0.34)		(0.43)		(0.49)	(0.41)

Net asset value at end of period	$10.69		$10.89		$10.32		$9.35		$9.73	$9.75

Total investment return (a)	1.49	%(b)	9.88%		14.22%		0.39%		4.94%	4.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.20	%††	3.84%		3.50%		4.35%		4.75%	4.34%
Net expenses	0.60	%††	0.59%		0.66%		0.70%		0.70%	0.70%
Expenses (before reimbursement/waiver)	0.81	%††	0.81%		0.83%		0.78%		0.74%	0.76%
Portfolio turnover rate	51	%(c)	185	%(c)	246	%(c)	114	%(c)	70%	146	%(c)
Net assets at end of period (in 000’s)	$475,361		$486,383		$516,522		$133,090		$140,221	$125,525

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 33%, 79%, 130%, 92% and 64% for the six months ended April 30, 2011 and for years ended October 31, 2010, 2009, 2008 and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares.  Class I shares commenced operations on January 2, 1991. Class A shares, Class B shares and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to maximize total return, consistent with liquidity, moderate risk to principal and investment in debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

30    MainStay Intermediate Term Bond Fund

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund held securities with a value of $508,573 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At April 30, 2011, foreign equity securities held by the Fund were not fair valued.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements.

mainstayinvestments.com    31

Notes to Financial Statements (unaudited) (continued)

Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities.

Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of April 30, 2011, the Fund had no open futures contracts.

(I) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy

32    MainStay Intermediate Term Bond Fund

or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2011, the Fund did not hold any foreign currency forward contracts.

(J) Rights/Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed.

(K) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(M) Concentration of Risk. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their

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Notes to Financial Statements (unaudited) (continued)

obligations may be affected by economic or political developments in a specific country, industry or region.

(N) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

	Statement of
	Assets and	Equity
	Liabilities	Contracts
	Location	Risk		Total

Warrants	Investment in securities, at value	$0	(a)	$0	(a)

Total Fair Value		$0	(a)	$0	(a)

(a)	Less than one dollar.

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Warrants (2)	2	2

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement, as amended (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million, 0.575% from $500 million to $1 billion, and 0.55% in excess of $1 billion. The Manager has contractually agreed to waive a portion of its management fee so that it does not exceed average daily net assets as follows: 0.50% up to $1 billion and 0.475% in excess of $1 billion. This agreement may be modified or terminated only with the approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the six-month period ended April 30, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.60% average of its daily net assets. This agreement also requires the Manager to waive a portion of the management fee in addition to the management fee waiver described above or other non-class specific expenses of the Investor Class, Class A, Class B and Class C shares to the extent necessary in order to maintain the expense limitation applicable to Class I shares. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $1,619,841 and waived/reimbursed its fees in the amount of $536,831.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service

34    MainStay Intermediate Term Bond Fund

activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,508 and $9,985, respectively, for the six-month period ended April 30, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $214, $3,084 and $5,287, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$5,422

Class A	23,803

Class B	8,809

Class C	25,124

Class I	340,762

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,404	0.0	%‡

Class B	1,332	0.0	‡

Class C	1,334	0.0	‡

Class I	27,456,257	5.8

‡ Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $7,158. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2010, shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$23,234,392

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities
(in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of U.S. Government securities were $216,234 and $182,312, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $79,858 and $90,366, respectively.

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Notes to Financial Statements (unaudited) (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	88,158	$942,777
Shares issued to shareholders in reinvestment of dividends and distributions	13,358	141,592
Shares redeemed	(76,255)	(810,803)

Net increase (decrease) in shares outstanding before conversion	25,261	273,566
Shares converted into Investor Class (See Note 1)	25,032	266,467
Shares converted from Investor Class (See Note 1)	(24,173)	(255,837)

Net increase (decrease)	26,120	$284,196

Year ended October 31, 2010:
Shares sold	269,857	$2,875,264
Shares issued to shareholders in reinvestment of dividends and distributions	11,041	117,401
Shares redeemed	(117,560)	(1,243,478)

Net increase (decrease) in shares outstanding before conversion	163,338	1,749,187
Shares converted into Investor Class (See Note 1)	37,647	399,676
Shares converted from Investor Class (See Note 1)	(44,198)	(470,733)

Net increase (decrease)	156,787	$1,678,130

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	468,186	$4,986,037
Shares issued to shareholders in reinvestment of dividends and distributions	82,648	871,927
Shares redeemed	(854,168)	(9,049,450)

Net increase (decrease) in shares outstanding before conversion	(303,334)	(3,191,486)
Shares converted into Class A (See Note 1)	41,360	437,057
Shares converted from Class A (See Note 1)	(11,958)	(126,632)

Net increase (decrease)	(273,932)	$(2,881,061)

Year ended October 31, 2010:
Shares sold	2,180,706	$22,981,076
Shares issued to shareholders in reinvestment of dividends and distributions	105,518	1,113,761
Shares redeemed	(1,987,254)	(21,106,748)

Net increase (decrease) in shares outstanding before conversion	298,970	2,988,089
Shares converted into Class A (See Note 1)	91,766	969,156
Shares converted from Class A (See Note 1)	(11,656)	(124,012)
Shares converted from Class A (a)	(298,088)	(3,079,252)

Net increase (decrease)	80,992	$753,981

Class B	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	80,657	$860,718
Shares issued to shareholders in reinvestment of dividends and distributions	16,022	169,146
Shares redeemed	(115,730)	(1,228,236)

Net increase (decrease) in shares outstanding before conversion	(19,051)	(198,372)
Shares converted from Class B (See Note 1)	(30,237)	(321,055)

Net increase (decrease)	(49,288)	$(519,427)

Year ended October 31, 2010:
Shares sold	372,653	$3,943,633
Shares issued to shareholders in reinvestment of dividends and distributions	14,019	148,284
Shares redeemed	(184,752)	(1,947,651)

Net increase (decrease) in shares outstanding before conversion	201,920	2,144,266
Shares converted from Class B (See Note 1)	(73,461)	(774,087)

Net increase (decrease)	128,459	$1,370,179

Class C	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	259,459	$2,766,005
Shares issued to shareholders in reinvestment of dividends and distributions	35,884	379,228
Shares redeemed	(454,196)	(4,828,591)

Net increase (decrease)	(158,853)	$(1,683,358)

Year ended October 31, 2010:
Shares sold	1,083,145	$11,418,024
Shares issued to shareholders in reinvestment of dividends and distributions	34,666	366,734
Shares redeemed	(642,695)	(6,797,055)

Net increase (decrease)	475,116	$4,987,703

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	4,837,306	$51,294,071
Shares issued to shareholders in reinvestment of dividends and distributions	1,410,697	14,899,975
Shares redeemed	(6,433,921)	(68,088,349)

Net increase (decrease)	(185,918)	$(1,894,303)

Year ended October 31, 2010:
Shares sold	6,992,907	$73,539,450
Shares issued to shareholders in reinvestment of dividends and distributions	1,873,419	19,768,047
Shares redeemed	(14,538,955)	(154,707,328)

Net increase (decrease) in shares outstanding before conversion	(5,672,629)	(61,399,831)
Shares converted into Class I (a)	298,088	3,079,252

Net increase (decrease)	(5,374,541)	$(58,320,579)

36    MainStay Intermediate Term Bond Fund

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

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Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Intermediate Term Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MacKay Shields as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MacKay Shields in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MacKay Shields at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MacKay Shields’ compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

38    MainStay Intermediate Term Bond Fund

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the

mainstayinvestments.com    39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the management fee waiver for all classes of the Fund and the expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the total ordinary operating expenses for Class I shares of the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

40    MainStay Intermediate Term Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    41

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23041 MS136-11	MSIT10-06/11
B4

MainStay Retirement Funds

Message from the President and Semiannual Report

Unaudited - April 30, 2011

MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

This page intentionally left blank

Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

MainStay Retirement 2010 Fund	5

MainStay Retirement 2020 Fund	22

MainStay Retirement 2030 Fund	39

MainStay Retirement 2040 Fund	56

MainStay Retirement 2050 Fund	73

Notes to Financial Statements	90

Board Consideration and Approval of Management Agreements	103

Proxy Voting Policies and Procedures and Proxy Voting Record	107

Shareholder Reports and Quarterly Portfolio Disclosure	107

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		Six Months	One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	2.42%	6.55%	2.14%	2.90%
		Excluding sales charges	8.39	12.75	3.65	2.90

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	2.43	6.68	2.17	1.87
		Excluding sales charges	8.40	12.89	3.69	1.87

Class I Shares	No Sales Charge		8.59	13.18	3.96	1.63

Class R2 Shares[4]	No Sales Charge		8.38	12.76	3.61	1.97

Class R3 Shares[5]	No Sales Charge		8.23	12.49	3.32	2.22

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008 includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares includes the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Since
Benchmark Performance	Months	Year	Inception

S&P 500® Index[6]	16.36%	17.22%	–0.36%

MSCI EAFE® Index[7]	12.71	19.18	–3.16

Barclays Capital U.S. Aggregate Bond Index[8]	0.02	5.36	6.64

Average Lipper Mixed-Asset Target 2010 Fund[9]	7.13	11.60	2.11

6.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2010 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,083.90	$2.43	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,084.00	$1.91	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,085.90	$0.62	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,083.80	$2.43	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,082.30	$3.72	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    7

Investment Objectives of Underlying Funds as of April 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8    MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 8.39% for Investor Class shares and 8.40% for Class A shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 8.59%, Class R2 shares returned 8.38% and Class R3 shares returned 8.23%. All share classes outperformed the 7.13% return of the average Lipper2 mixed-asset target 2010 fund for the six months ended April 30, 2011. Over the same period, all share classes underperformed the 16.36% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index,4 which is an additional benchmark for the Fund. All share classes underperformed the 12.71% return of the MSCI EAFE® Index,5 which is a secondary benchmark for the Fund. See page 5 for Fund returns with sales charges.

Were there any changes made to the Fund during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continued to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Fund’s relative performance was influenced by two main factors: risk posture and capitalization exposure. With the economy stabilizing, corporate profits growing and price valuations at levels we believed to be reasonable, we continued to position the Fund in favor of assets with greater volatility (pre-ferring stocks over bonds, high-yield bonds over investment- grade bonds, etc.) as we had done for some time.

We maintained a modest overweight in Underlying Equity Funds relative to the Fund’s target allocation. In the fixed-income portion of the Fund, we emphasized Underlying Funds that invest in convertible and high-yield bonds. This mix contributed positively to relative performance.

During the reporting period, the equity portion of the Fund reflected our preference for Underlying Funds that invest in large-cap companies. After a prolonged rally in small-cap stocks, we felt that on average, small-cap issues were somewhat expensive relative to opportunities in the large-cap market. We also felt that large-cap companies with expansive overseas distribution channels would be more likely to benefit from a weakening U.S. dollar and higher emerging-market demand. Unfortunately, this positioning was not the strongest we could have chosen in terms of relative performance, because stocks of mid- and small-cap companies outperformed their large-cap counterparts during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of strong portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested and the average credit quality and duration6 of those securities.

During the reporting period, the Fund favored Underlying Funds that invested in assets we believed were likely to be sensitive to the economic recovery (such as stocks over bonds, lower-credit-quality bonds over U.S. Treasury securities and shorter-duration debt instruments over longer-dated securities). As the economy continued to wean itself off of aid from the Federal Reserve and corporate profits continued to rise, these positions were rewarded. We also responded to a premium for growth stocks as compared to value stocks that was small relative to historical norms, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth should the earnings recovery begin to lose momentum in the quarters ahead. With these factors in mind, we tilted the Fund slightly toward Underlying Funds that emphasized growth stocks. During the reporting period, this bias had little impact on performance, since overall results for the growth and value styles were similar.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the S&P 500® Index.
4. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
5. See footnote on page 6 for more information on the MSCI EAFE® Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com    9

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund shifted out of MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund. MainStay Flexible Bond Opportunities Fund is a multisector bond fund that can move among security types somewhat more nimbly than is possible at the fund-of-funds level.

The Fund has historically had extensive holdings among Underlying Equity Funds with quantitative management styles. During the reporting period, we came to believe that the Fund would benefit from a greater emphasis on qualitatively driven Underlying Equity Funds. As a result, we gradually diversified the Fund across different management styles by investing in Underlying Equity Funds that employ a more qualitative approach to security selection. During the reporting period, we reallocated assets from MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund.

In an effort to curb expenses, we reduced the Fund’s positions in several Underlying Funds of unaffiliated investment companies. These included T. Rowe Price Emerging Market Equity Fund, American Century Inflation-Adjusted Bond Fund and American Century International Bond Fund. The proceeds were redirected to lower-cost Exchange Traded Funds (ETFs) that participate in the same respective market segments.

We lowered the Fund’s asset allocation to MainStay International Equity Fund and redirected the proceeds to MainStay ICAP International Fund and MainStay 130/30 International Fund. This reallocation was made to adjust the Fund’s volatility in relation to the market as a whole and to address style considerations.

Early in the reporting period, we initiated a position in MainStay Epoch International Small Cap Fund to access an additional market segment. The position was later enlarged.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from Columbia Small Cap Index Fund and MainStay Large Cap Growth Fund. The lowest total returns, although still decidedly positive, came from MainStay International Equity Fund and Vanguard MSCI Emerging Markets ETF.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s absolute return came from a large position in MainStay Common Stock Fund and an allocation to MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) Although all of the Fund’s Underlying Equity Funds posted positive returns, some of the smallest contributions from Underlying Equity Funds came from MainStay S&P 500 Index Fund and MainStay Growth Equity Fund. Both Underlying Fund positions were of negligible size.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

We anticipated that the yield curve7 would eventually rise and flatten in response to several factors. First, we believed the Federal Reserve would eventually need to normalize monetary policy; second, public debt was growing; and third, corporate fundamentals were improving. With these factors in mind, we kept the Fund’s duration shorter than that of the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark, through investments in cash and Underlying Funds that invest in floating-rate instruments. At the same time, credit quality was held lower than that of the Barclays Capital U.S. Aggregate Bond Index. Both positioning strategies contributed positively, if only marginally, to relative performance as interest rates moved up slightly and credit spreads8 continued to narrow.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

The best results came from Underlying Fixed Income Funds that invest in security types that are either directly linked to equity markets (convertible bonds) or especially sensitive to corporate fundamentals (high-yield bonds). Longer-dated U.S. Treasury bonds trailed the broader market and lost value as yields rose modestly during the reporting period.

7. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The U.S. Treasury yield curve is said to flatten when the differential in yield between shorter-maturity and longer-maturity Treasury securities narrows.
8. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

10    MainStay Retirement 2010 Fund

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest contributions to return came from positions in MainStay Convertible Fund and MainStay High Yield Corporate Bond Fund. At the other end of the spectrum, a very large position in MainStay Indexed Bond Fund detracted from the Fund’s performance. Several other Underlying Fixed Income Funds investing in other sectors, including inflation-indexed bonds and international bonds, also detracted from the Fund’s returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    11

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Affiliated Investment Companies 91.3%†

Equity Funds 47.1%
MainStay 130/30 Core Fund Class I	141,369	$1,201,634
MainStay 130/30 Growth Fund Class I (a)	16,499	151,300
MainStay 130/30 International Fund Class I	55,694	427,170
MainStay Common Stock Fund Class I	257,523	3,195,856
MainStay Epoch Global Choice Fund Class I	34,613	567,303
MainStay Epoch International Small Cap Fund Class I	62,904	1,367,524
MainStay Epoch U.S. All Cap Fund Class I	179,167	4,694,169
MainStay Growth Equity Fund Class I (a)	5,118	62,024
MainStay ICAP Equity Fund Class I	43,678	1,723,980
MainStay ICAP International Fund Class I	60,806	2,009,637
MainStay ICAP Select Equity Fund Class I	45,212	1,726,649
MainStay International Equity Fund Class I	18,092	241,168
MainStay Large Cap Growth Fund Class I (a)	438,422	3,511,758
MainStay MAP Fund Class I	125,454	4,372,076
MainStay U.S. Small Cap Fund Class I	46,548	855,549

Total Equity Funds (Cost $22,733,252)		26,107,797

Fixed Income Funds 44.2%
MainStay Cash Reserves Fund Class I	1,367,878	1,367,878
MainStay Convertible Fund Class I	81,140	1,409,397
MainStay Flexible Bond Opportunities Fund Class I	290,757	2,640,074
MainStay Floating Rate Fund Class I	157,207	1,499,751
MainStay Global High Income Fund Class I	68,076	816,910
MainStay High Yield Corporate Bond Fund Class I	250,939	1,508,141
MainStay High Yield Opportunities Fund Class I	49,812	603,716
MainStay Indexed Bond Fund Class I	945,287	10,691,193
MainStay Intermediate Term Bond Fund Class I	370,048	3,955,813

Total Fixed Income Funds (Cost $24,145,252)		24,492,873

Total Affiliated Investment Companies (Cost $46,878,504)		50,600,670

Unaffiliated Investment Companies 8.6%

Equity Funds 4.0%
Columbia Funds Series Trust-Columbia SmallCap Index Fund	32,138	613,186
Vanguard Emerging Markets ETF	31,033	1,569,649

Total Equity Funds (Cost $2,044,222)		2,182,835

Fixed Income Funds 4.6%
American Century Inflation Adjusted Bond Fund	67,021	825,701
American Century International Bond Fund Institutional Class	10,322	152,462
iShares Barclays TIPS Bond Fund	12,795	1,422,292
SPDR Barclays Capital International Treasury Bond ETF	2,481	155,683

Total Fixed Income Funds (Cost $2,463,934)		2,556,138

Total Unaffiliated Investment Companies (Cost $4,508,156)		4,738,973

Total Investments (Cost $51,386,660) (b)	99.9%	55,339,643
Other Assets, Less Liabilities	0.1	65,918
Net Assets	100.0%	$55,405,561

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing Underlying Fund.
(b)	At April 30, 2011, cost is $52,064,305 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$4,004,836
Gross unrealized depreciation	(729,498)

Net unrealized appreciation	$3,275,338

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

12 MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Affiliated Investment Companies
Equity Funds	$26,107,797	$—	$—	$26,107,797
Fixed Income Funds	24,492,873	—	—	24,492,873

Total Affiliated Investment Companies	50,600,670	—	—	50,600,670

Unaffiliated Investment Companies
Equity Funds	2,182,835	—	—	2,182,835
Fixed Income Funds	2,556,138	—	—	2,556,138

Total Unaffiliated Investment Companies	4,738,973	—	—	4,738,973

Total Investments in Securities	$55,339,643	$—	$—	$55,339,643

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $46,878,504)	$50,600,670
Investments in unaffiliated investment companies, at value (identified cost $4,508,156)	4,738,973
Cash	271,359
Receivables:
Fund shares sold	49,788
Manager (See Note 3)	13,642
Other assets	47,043

Total assets	55,721,475

Liabilities
Payables:
Investment securities purchased	270,901
Transfer agent (See Note 3)	15,553
Professional fees	14,923
Shareholder communication	9,740
NYLIFE Distributors (See Note 3)	2,324
Custodian	723
Trustees	143
Accrued expenses	1,607

Total liabilities	315,914

Net assets	$55,405,561

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,262
Additional paid-in capital	48,651,861

48,657,123
Undistributed net investment income	118,840
Accumulated net realized gain (loss) on investments and investments	2,676,615
Net unrealized appreciation (depreciation) on investments	3,952,983

Net assets	$55,405,561

Investor Class
Net assets applicable to outstanding shares	$609,413

Shares of beneficial interest outstanding	57,982

Net asset value per share outstanding	$10.51
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.12

Class A
Net assets applicable to outstanding shares	$7,503,791

Shares of beneficial interest outstanding	716,063

Net asset value per share outstanding	$10.48
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.09

Class I
Net assets applicable to outstanding shares	$44,609,377

Shares of beneficial interest outstanding	4,232,380

Net asset value and offering price per share outstanding	$10.54

Class R2
Net assets applicable to outstanding shares	$1,870,708

Shares of beneficial interest outstanding	178,317

Net asset value and offering price per share outstanding	$10.49

Class R3
Net assets applicable to outstanding shares	$812,272

Shares of beneficial interest outstanding	77,407

Net asset value and offering price per share outstanding	$10.49

14 MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$665,532
Dividend distributions from unaffiliated investment companies	49,940

Total income	715,472

Expenses
Transfer agent (See Note 3)	48,781
Registration	39,476
Manager (See Note 3)	25,329
Professional fees	14,605
Distribution/Service—Investor Class (See Note 3)	655
Distribution/Service—Class A (See Note 3)	8,758
Distribution/Service—Class R2 (See Note 3)	2,256
Distribution/Service—Class R3 (See Note 3)	2,062
Shareholder communication	9,690
Custodian	3,949
Shareholder service (See Note 3)	1,315
Trustees	703
Miscellaneous	3,895

Total expenses before waiver/reimbursement	161,474
Expense waiver/reimbursement from Manager (See Note 3)	(114,505)
Expense reimbursement from Transfer agent (See Note 3)	(946)

Net expenses	46,023

Net investment income (loss)	669,449

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,734,594
Unaffiliated investment company transactions	327,666
Realized capital gain distributions from affiliated investment companies	285,382
Realized capital gain distributions from unaffiliated investment companies	6,640

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	3,354,282

Net change in unrealized appreciation (depreciation) on investments	171,874

Net realized and unrealized gain (loss) on Investments	3,526,156

Net increase (decrease) in net assets resulting from operations	$4,195,605

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$669,449	$927,228
Net realized gain (loss) on investments from and unaffiliated investment company transactions	3,354,282	3,786,265
Net change in unrealized appreciation (depreciation) on investments	171,874	387,462

Net increase (decrease) in net assets resulting from operations	4,195,605	5,100,955

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(11,625)	(4,024)
Class A	(168,020)	(142,596)
Class I	(952,657)	(737,674)
Class R2	(42,424)	(32,713)
Class R3	(17,147)	(18,719)

	(1,191,873)	(935,726)

From net realized gain on investments:
Investor Class	(7,004)	—
Class A	(97,617)	—
Class I	(505,903)	—
Class R2	(25,733)	—
Class R3	(11,582)	—

	(647,839)	—

Total dividends and distributions to shareholders	(1,839,712)	(935,726)

Capital share transactions:
Net proceeds from sale of shares	16,607,765	13,412,930
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,838,703	935,726
Cost of shares redeemed	(10,455,995)	(16,028,793)

Increase (decrease) in net assets derived from capital share transactions	7,990,473	(1,680,137)

Net increase (decrease) in net assets	10,346,366	2,485,092

Net Assets
Beginning of period	45,059,195	42,574,103

End of period	$55,405,561	$45,059,195

Undistributed net investment income at end of period	$118,840	$641,264

16 MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$10.07		$9.15	$7.95	$9.95

Net investment income (loss) (a)	0.12		0.17	0.22	0.15
Net realized and unrealized gain (loss) on investments	0.70		0.94	1.17	(2.15)

Total from investment operations	0.82		1.11	1.39	(2.00)

Less dividends and distributions:
From net investment income	(0.24)		(0.19)	(0.19)	—
From net realized gain on investments	(0.14)		—	—	—

Total dividends and distributions	(0.38)		(0.19)	(0.19)	—

Net asset value at end of period	$10.51		$10.07	$9.15	$7.95

Total investment return (b)	8.39	%(c)	12.34%	17.90%	(20.10	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40	%††	1.82%	2.61%	2.38	% ††
Net expenses (d)	0.47	%††	0.47%	0.38%	0.46	% ††
Expenses (before waiver/reimbursement) (d)	1.53	%††	2.03%	0.89%	6.41	% ††
Portfolio turnover rate	59%		81%	76%	127%
Net assets at end of period (in 000’s)	$609		$468	$163	$41

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class A
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$10.04		$9.12	$7.95	$10.57	$10.00

Net investment income (loss) (a)	0.13		0.19	0.23	0.24	0.06
Net realized and unrealized gain (loss) on investments	0.70		0.92	1.15	(2.80)	0.51

Total from investment operations	0.83		1.11	1.38	(2.56)	0.57

Less dividends and distributions:
From net investment income	(0.25)		(0.19)	(0.21)	(0.05)	—
From net realized gain on investments	(0.14)		—	—	(0.01)	—

Total dividends and distributions	(0.39)		(0.19)	(0.21)	(0.06)	—

Net asset value at end of period	$10.48		$10.04	$9.12	$7.95	$10.57

Total investment return (b)	8.40	%(c)	12.51%	17.85%	(24.37%)	5.70	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53	%††	2.01%	2.78%	2.46%	1.83	%††
Net expenses (d)	0.37	%††	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (d)	0.82	%††	1.00%	1.09%	1.81%	31.10	%††
Portfolio turnover rate	59%		81%	76%	127%	17%
Net assets at end of period (in 000’s)	$7,504		$6,935	$6,570	$4,418	$281

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18 MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$10.11		$9.18	$7.96	$10.58	$10.00

Net investment income (loss) (a)	0.14		0.22	0.25	0.26	0.08
Net realized and unrealized gain (loss) on investments	0.70		0.92	1.18	(2.81)	0.50

Total from investment operations	0.84		1.14	1.43	(2.55)	0.58

Less dividends and distributions:
From net investment income	(0.27)		(0.21)	(0.21)	(0.06)	—
From net realized gain on investments	(0.14)		—	—	(0.01)	—

Total dividends and distributions	(0.41)		(0.21)	(0.21)	(0.07)	—

Net asset value at end of period	$10.54		$10.11	$9.18	$7.96	$10.58

Total investment return (b)	8.59	%(c)	12.66%	18.38%	(24.25%)	5.80	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.68	%††	2.28%	2.98%	2.77%	2.42	%††
Net expenses (d)	0.12	%††	0.12%	0.12%	0.13%	0.13	%††
Expenses (before reimbursement/waiver) (d)	0.57	%††	0.76%	0.84%	1.51%	30.84	%††
Portfolio turnover rate	59%		81%	76%	127%	17%
Net assets at end of period (in 000’s)	$44,609		$35,009	$33,025	$20,105	$930

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class R2
				January 8,
	Six months			2009**
	ended		Year ended	through
	April 30,		October 31,	October 31,
	2011*		2010	2009
Net asset value at beginning of period	$10.05		$9.12	$7.84

Net investment income (loss) (a)	0.12		0.18	0.15
Net realized and unrealized gain (loss) on investments	0.70		0.93	1.13

Total from investment operations	0.82		1.11	1.28

Less dividends and distributions:
From net investment income	(0.24)		(0.18)	—
From net realized gain on investments	(0.14)		—	—

Total dividends and distributions	(0.38)		(0.18)	—

Net asset value at end of period	$10.49		$10.05	$9.12

Total investment return (b)	8.38	%(c)	12.37%	16.33	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45	%††	1.90%	2.12	%††
Net expenses (e)	0.47	%††	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.92	%††	1.10%	1.18	%††
Portfolio turnover rate	59%		81%	76%
Net assets at end of period (in 000’s)	$1,871		$1,781	$1,821

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20 MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
					May 1,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$10.04		$9.13	$7.93	$10.07

Net investment income (loss) (a)	0.11		0.16	0.20	0.14
Net realized and unrealized gain (loss) on investments	0.69		0.92	1.17	(2.28)

Total from investment operations	0.80		1.08	1.37	(2.14)

Less dividends and distributions:
From net investment income	(0.21)		(0.17)	(0.17)	—
From net realized gain on investments	(0.14)		—	—	—

Total dividends and distributions	(0.35)		(0.17)	(0.17)	—

Net asset value at end of period	$10.49		$10.04	$9.13	$7.93

Total investment return (b)	8.23	%(c)	11.99%	17.62%	(21.25	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16	%††	1.67%	2.47%	3.25	% ††
Net expenses (d)	0.72	%††	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	1.17	%††	1.35%	1.44%	1.86	% ††
Portfolio turnover rate	59%		81%	76%	127%
Net assets at end of period (in 000’s)	$812		$866	$996	$887

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

MainStay Retirement 2020 Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		Six Months	One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	4.54%	8.29%	1.13%	2.13%
		Excluding sales charges	10.63	14.59	2.63	2.13

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	4.54	8.40	1.21	1.83
		Excluding sales charges	10.62	14.71	2.71	1.83

Class I Shares	No Sales Charge		10.83	15.03	2.94	1.58

Class R2 Shares[4]	No Sales Charge		10.69	14.67	2.63	1.93

Class R3 Shares[5]	No Sales Charge		10.43	14.28	2.33	2.18

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares includes the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares includes the historical performance of Class A

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

22    MainStay Retirement 2020 Fund

	Six	One	Since
Benchmark Performance	Months	Year	Inception

S&P 500® Index[6]	16.36%	17.22%	–0.36%

MSCI EAFE® Index[7]	12.71	19.18	–3.16

Barclays Capital U.S. Aggregate Bond Index[8]	0.02	5.36	6.64

Average Lipper Mixed-Asset Target 2020 Fund[9]	9.30	13.79	0.87

shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares might have been lower.

6.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2020 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    23

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,106.30	$2.45	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,106.20	$1.93	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,108.30	$0.63	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,106.90	$2.46	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,104.30	$3.76	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

24    MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of April 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page 29 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com    25

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 10.63% for Investor Class shares and 10.62% for Class A shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 10.83%, Class R2 shares returned 10.69% and Class R3 shares returned 10.43%. All share classes outperformed the 9.30% return of the average Lipper2 mixed-asset target 2020 fund for the six months ended April 30, 2011. Over the same period, all share classes underperformed the 16.36% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index,4 which is an additional benchmark for the Fund. All share classes underperformed the 12.71% return of the MSCI EAFE® Index,5 which is a secondary benchmark for the Fund. See page 22 for Fund returns with sales charges.

Were there any changes made to the Fund during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continued to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Fund’s relative performance was influenced by two main factors: risk posture and capitalization exposure. With the economy stabilizing, corporate profits growing and price valuations at levels we believed to be reasonable, we continued to position the Fund in favor of assets with greater volatility (pre-ferring stocks over bonds, high-yield bonds over investment- grade bonds, etc.) as we had done for some time.

We maintained a modest overweight in Underlying Equity Funds relative to the Fund’s target allocation. In the fixed-income portion of the Fund, we emphasized Underlying Funds that invest in convertible and high-yield bonds. This mix contributed positively to relative performance.

During the reporting period, the equity portion of the Fund reflected our preference for Underlying Funds that invest in large-cap companies. After a prolonged rally in small-cap stocks, we felt that on average, small-cap issues were somewhat expensive relative to opportunities in the large-cap market. We also felt that large-cap companies with expansive overseas distribution channels would be more likely to benefit from a weakening U.S. dollar and higher emerging-market demand. Unfortunately, this positioning was not the strongest we could have chosen in terms of relative performance, because stocks of mid- and small-cap companies outperformed their large-cap counterparts during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of strong portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested and the average credit quality and duration6 of those securities.

During the reporting period, the Fund favored Underlying Funds that invested in assets we believed were likely to be sensitive to the economic recovery (such as stocks over bonds, lower-credit-quality bonds over U.S. Treasury securities and shorter-duration debt instruments over longer-dated securities). As the economy continued to wean itself off of aid from the Federal Reserve and corporate profits continued to rise, these positions were rewarded. We also responded to a premium for growth stocks as compared to value stocks that was small relative to historical norms, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth should the earnings recovery begin to lose momentum in the quarters ahead. With these factors in mind, we tilted the Fund slightly toward Underlying Funds that emphasized growth stocks. During the reporting period, this bias had little impact on performance, since overall results for the growth and value styles were similar.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 23 for more information on Lipper Inc.
3. See footnote on page 23 for more information on the S&P 500® Index.
4. See footnote on page 23 for more information on the Barclays Capital U.S. Aggregate Bond Index.
5. See footnote on page 23 for more information on the MSCI EAFE® Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

26    MainStay Retirement 2020 Fund

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund shifted out of MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund. MainStay Flexible Bond Opportunities Fund is a multisector bond fund that can move among security types somewhat more nimbly than is possible at the fund-of-funds level.

The Fund has historically had extensive holdings among Underlying Equity Funds with quantitative management styles. During the reporting period, we came to believe that the Fund would benefit from a greater emphasis on qualitatively driven Underlying Equity Funds. As a result, we gradually diversified the Fund across different management styles by investing in Underlying Equity Funds that employ a more qualitative approach to security selection. During the reporting period, we reallocated assets from MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund.

In an effort to curb expenses, we reduced the Fund’s positions in several Underlying Funds of unaffiliated investment companies. These included T. Rowe Price Emerging Market Equity Fund, American Century Inflation-Adjusted Bond Fund and American Century International Bond Fund. The proceeds were redirected to lower-cost Exchange Traded Funds (ETFs) that participate in the same respective market segments.

We lowered the Fund’s asset allocation to MainStay International Equity Fund and redirected the proceeds to MainStay ICAP International Fund and MainStay 130/30 International Fund. This reallocation was made to adjust the Fund’s volatility in relation to the market as a whole and to address style considerations.

Early in the reporting period, we initiated a position in MainStay Epoch International Small Cap Fund to access an additional market segment. The position was later enlarged.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from Columbia Small Cap Index Fund and MainStay Large Cap Growth Fund. The lowest total returns, although still decidedly positive, came from MainStay International Equity Fund and Vanguard MSCI Emerging Markets ETF.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s absolute return came from a large position in MainStay Common Stock Fund and an allocation to MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) Although all of the Fund’s Underlying Equity Funds posted positive returns, some of the smallest contributions from Underlying Equity Funds came from MainStay 130/30 Growth Fund and MainStay Growth Equity Fund. Both Underlying Fund positions were of negligible size.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

We anticipated that the yield curve7 would eventually rise and flatten in response to several factors. First, we believed the Federal Reserve would eventually need to normalize monetary policy; second, public debt was growing; and third, corporate fundamentals were improving. With these factors in mind, we kept the Fund’s duration shorter than that of the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark, through investments in cash and Underlying Funds that invest in floating-rate instruments. At the same time, credit quality was held lower than that of the Barclays Capital U.S. Aggregate Bond Index. Both positioning strategies contributed positively, if only marginally, to relative performance as interest rates moved up slightly and credit spreads8 continued to narrow.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

The best results came from Underlying Fixed Income Funds that invest in security types that are either directly linked to equity markets (convertible bonds) or especially sensitive to corporate fundamentals (high-yield bonds). Longer-dated U.S. Treasury bonds trailed the broader market and lost value as yields rose modestly during the reporting period.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest contributions to return came from positions in MainStay Convertible Fund and MainStay High Yield Corporate Bond Fund. At the other end of the spectrum, a large position in MainStay Indexed Bond Fund detracted from the Fund’s

7. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The U.S. Treasury yield curve is said to flatten when the differential in yield between shorter-maturity and longer-maturity Treasury securities narrows.
8. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    27

performance. Several other Underlying Fixed Income Funds investing in other sectors, including inflation-indexed bonds and international bonds, also detracted from the Fund’s returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

28    MainStay Retirement 2020 Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Affiliated Investment Companies 92.1%†

Equity Funds 59.7%
MainStay 130/30 Core Fund Class I	273,376	$2,323,696
MainStay 130/30 Growth Fund Class I (a)(b)	28,739	263,538
MainStay 130/30 International Fund Class I	138,182	1,059,858
MainStay Common Stock Fund Class I	560,157	6,951,544
MainStay Epoch Global Choice Fund Class I	52,514	860,711
MainStay Epoch International Small Cap Fund Class I	119,099	2,589,207
MainStay Epoch U.S. All Cap Fund Class I	335,139	8,780,637
MainStay Growth Equity Fund Class I (a)(b)	30,479	369,403
MainStay ICAP Equity Fund Class I	95,286	3,760,932
MainStay ICAP International Fund Class I	130,647	4,317,886
MainStay ICAP Select Equity Fund Class I	87,299	3,333,941
MainStay International Equity Fund Class I	68,985	919,564
MainStay Large Cap Growth Fund Class I (a)	682,634	5,467,900
MainStay MAP Fund Class I	254,166	8,857,668
MainStay U.S. Small Cap Fund Class I	55,348	1,017,302

Total Equity Funds (Cost $43,389,593)		50,873,787

Fixed Income Funds 32.4%
MainStay Cash Reserves Fund Class I	2,114,582	2,114,582
MainStay Convertible Fund Class I	122,154	2,121,821
MainStay Flexible Bond Opportunities Fund Class I	428,859	3,894,038
MainStay Floating Rate Fund Class I	246,253	2,349,253
MainStay Global High Income Fund Class I	116,616	1,399,393
MainStay High Yield Corporate Bond Fund Class I	349,128	2,098,259
MainStay High Yield Opportunities Fund Class I	70,289	851,900
MainStay Indexed Bond Fund Class I	775,002	8,765,275
MainStay Intermediate Term Bond Fund Class I	376,126	4,020,782

Total Fixed Income Funds (Cost $27,119,457)		27,615,303

Total Affiliated Investment Companies (Cost $70,509,050)		78,489,090

Unaffiliated Investment Companies 7.9%

Equity Funds 5.0%
Columbia Funds Series Trust-Columbia SmallCap Index Fund	73,033	1,393,474
Vanguard Emerging Markets ETF	56,970	2,881,543

Total Equity Funds (Cost $3,968,581)		4,275,017

Fixed Income Funds 2.9%
American Century Inflation Adjusted Bond Fund	43,548	536,509
American Century International Bond Fund Institutional Class	17,928	264,799
iShares Barclays TIPS Bond Fund	12,373	1,375,383
SPDR Barclays Capital International Treasury Bond ETF	3,915	245,666

Total Fixed Income Funds (Cost $2,351,284)		2,422,357

Total Unaffiliated Investment Companies (Cost $6,319,865)		6,697,374

Total Investments (Cost $76,828,915) (c)	100.0%	85,186,464
Other Assets, Less Liabilities	0.0 ‡	24,618

Net Assets	100.0%	$85,211,082

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing Underlying Fund.
(b)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(c)	At April 30, 2011, cost is $77,576,844 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$8,437,120
Gross unrealized depreciation	(827,500)

Net unrealized appreciation	$7,609,620

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Affiliated Investment Companies
Equity Funds	$50,873,787	$—	$—	$50,873,787
Fixed Income Funds	27,615,303	—	—	27,615,303

Total Affiliated Investment Companies	78,489,090	—	—	78,489,090

Unaffiliated Investment Companies
Equity Funds	4,275,017	—	—	4,275,017
Fixed Income Funds	2,422,357	—	—	2,422,357

Total Unaffiliated Investment Companies	6,697,374	—	—	6,697,374

Total Investments in Securities	$85,186,464	$—	$—	$85,186,464

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

30 MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $70,509,050)	$78,489,090
Investments in unaffiliated investment companies, at value (identified cost $6,319,865)	6,697,374
Cash	276,712
Receivables:
Fund shares sold	77,038
Manager (See Note 3)	12,530
Other assets	45,958

Total assets	85,598,702

Liabilities
Payables:
Investment securities purchased	276,428
Fund shares redeemed	57,536
Transfer agent (See Note 3)	17,431
Professional fees	15,930
Shareholder communication	13,154
NYLIFE Distributors (See Note 3)	4,783
Custodian	755
Trustees	183
Accrued expenses	1,420

Total liabilities	387,620

Net assets	$85,211,082

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,354
Additional paid-in capital	72,539,564

72,547,918
Undistributed net investment income	147,672
Accumulated net realized gain (loss) on investments	4,157,943
Net unrealized appreciation (depreciation) on investments	8,357,549

Net assets	$85,211,082

Investor Class
Net assets applicable to outstanding shares	$2,761,552

Shares of beneficial interest outstanding	271,125

Net asset value per share outstanding	$10.19
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.78

Class A
Net assets applicable to outstanding shares	$15,028,285

Shares of beneficial interest outstanding	1,477,836

Net asset value per share outstanding	$10.17
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.76

Class I
Net assets applicable to outstanding shares	$63,346,263

Shares of beneficial interest outstanding	6,204,201

Net asset value and offering price per share outstanding	$10.21

Class R2
Net assets applicable to outstanding shares	$1,966,369

Shares of beneficial interest outstanding	193,213

Net asset value and offering price per share outstanding	$10.18

Class R3
Net assets applicable to outstanding shares	$2,108,613

Shares of beneficial interest outstanding	207,489

Net asset value and offering price per share outstanding	$10.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$896,369
Dividend distributions from unaffiliated investment companies	66,693

Total income	963,062

Expenses
Transfer agent (See Note 3)	55,165
Registration	40,129
Manager (See Note 3)	37,155
Distribution/Service—Investor Class (See Note 3)	2,766
Distribution/Service—Class A (See Note 3)	17,434
Distribution/Service—Class R2 (See Note 3)	2,253
Distribution/Service—Class R3 (See Note 3)	5,006
Professional fees	15,931
Shareholder communication	13,131
Custodian	4,047
Shareholder service (See Note 3)	1,902
Trustees	1,029
Miscellaneous	4,065

Total expenses before waiver/reimbursement	200,013
Expense waiver/reimbursement from Manager (See Note 3)	(123,103)
Expense reimbursement from Transfer agent (See Note 3)	(1,714)

Net expenses	75,196

Net investment income (loss)	887,866

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	3,866,463
Unaffiliated investment company transactions	757,861
Realized capital gain distributions from affiliated investment companies	251,078
Realized capital gain distributions from unaffiliated investment companies	30,542

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,905,944

Net change in unrealized appreciation (depreciation) on investments	1,873,035

Net realized and unrealized gain (loss) on investments	6,778,979

Net increase (decrease) in net assets resulting from operations	$7,666,845

32 MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$887,866	$1,123,488
Net realized gain (loss) on investments from and unaffiliated investment company transactions	4,905,944	4,562,821
Net change in unrealized appreciation (depreciation) on investments	1,873,035	2,079,880

Net increase (decrease) in net assets resulting from operations	7,666,845	7,766,189

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(40,491)	(17,599)
Class A	(278,945)	(199,170)
Class I	(1,066,646)	(820,771)
Class R2	(33,109)	(18,380)
Class R3	(34,294)	(26,508)

	(1,453,485)	(1,082,428)

From net realized gain on investments:
Investor Class	(32,465)	—
Class A	(215,292)	—
Class I	(739,851)	—
Class R2	(27,393)	—
Class R3	(30,811)	—

	(1,045,812)	—

Total dividends and distributions to shareholders	(2,499,297)	(1,082,428)

Capital share transactions:
Net proceeds from sale of shares	20,792,681	20,167,580
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,495,628	1,082,428
Cost of shares redeemed	(9,349,004)	(19,350,396)

Increase (decrease) in net assets derived from capital share transactions	13,939,305	1,899,612

Net increase (decrease) in net assets	19,106,853	8,583,373

Net Assets
Beginning of period	66,104,229	57,520,856

End of period	$85,211,082	$66,104,229

Undistributed net investment income at end of period	$147,672	$713,291

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 33

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$9.54		$8.56	$7.43	$9.83

Net investment income (loss)	0.11		0.12 (a)	0.18 (a)	0.12	(a)
Net realized and unrealized gain (loss) on investments	0.88		1.01	1.13	(2.52)

Total from investment operations	0.99		1.13	1.31	(2.40)

Less dividends and distributions:
From net investment income	(0.19)		(0.15)	(0.16)	—
From net realized gain on investments	(0.15)		—	(0.02)	—

Total dividends and distributions	(0.34)		(0.15)	(0.18)	—

Net asset value at end of period	$10.19		$9.54	$8.56	$7.43

Total investment return (b)	10.63	%(c)	13.33%	17.99%	(24.42	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19	%††	1.48%	2.31%	2.02	% ††
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47	% ††
Expenses (before waiver/reimbursement) (d)	0.92	%††	1.16%	1.31%	1.48	% ††
Portfolio turnover rate	51%		73%	68%	134%
Net assets at end of period (in 000’s)	$2,762		$1,926	$915	$342

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34 MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$9.53		$8.54	$7.44	$10.57	$10.00

Net investment income (loss)	0.12		0.15 (a)	0.19 (a)	0.17 (a)	0.04	(a)
Net realized and unrealized gain (loss) on investments	0.87		0.99	1.11	(3.25)	0.53

Total from investment operations	0.99		1.14	1.30	(3.08)	0.57

Less dividends and distributions:
From net investment income	(0.20)		(0.15)	(0.18)	(0.04)	—
From net realized gain on investments	(0.15)		—	(0.02)	(0.01)	—

Total dividends and distributions	(0.35)		(0.15)	(0.20)	(0.05)	—

Net asset value at end of period	$10.17		$9.53	$8.54	$7.44	$10.57

Total investment return (b)	10.62	%(c)	13.55%	17.97%	(29.25%)	5.70	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33	%††	1.67%	2.48%	1.79%	1.32	%††
Net expenses (d)	0.37	%††	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (d)	0.70	%††	0.86%	1.01%	1.74%	35.65	%††
Portfolio turnover rate	51%		73%	68%	134%	25%
Net assets at end of period (in 000’s)	$15,028		$13,421	$11,026	$4,940	$297

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 35

Financial Highlights selected per share data and ratios

	Class I
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$9.57		$8.58	$7.45	$10.57	$10.00

Net investment income (loss)	0.13		0.17 (a)	0.21 (a)	0.19 (a)	0.05	(a)
Net realized and unrealized gain (loss) on investments	0.88		0.99	1.12	(3.24)	0.52

Total from investment operations	1.01		1.16	1.33	(3.05)	0.57

Less dividends and distributions:
From net investment income	(0.22)		(0.17)	(0.18)	(0.06)	—
From net realized gain on investments	(0.15)		—	(0.02)	(0.01)	—

Total dividends and distributions	(0.37)		(0.17)	(0.20)	(0.07)	—

Net asset value at end of period	$10.21		$9.57	$8.58	$7.45	$10.57

Total investment return (b)	10.83	%(c)	13.69%	18.30%	(29.14%)	5.80	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44	%††	1.95%	2.73%	2.06%	1.56	%††
Net expenses (d)	0.12	%††	0.12%	0.12%	0.13%	0.13	%††
Expenses (before reimbursement/waiver) (d)	0.45	%††	0.61%	0.76%	1.45%	35.16	%††
Portfolio turnover rate	51%		73%	68%	134%	25%
Net assets at end of period (in 000’s)	$63,346		$47,125	$42,809	$19,743	$440

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

36 MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
				January 8,
	Six months			2009**
	ended		Year ended	through
	April 30,		October 31,	October 31,
	2011*		2010	2009
Net asset value at beginning of period	$9.52		$8.54	$7.21

Net investment income (loss)	0.10		0.14 (a)	0.12	(a)
Net realized and unrealized gain (loss) on investments	0.89		0.98	1.21

Total from investment operations	0.99		1.12	1.33

Less dividends and distributions:
From net investment income	(0.18)		(0.14)	—
From net realized gain on investments	(0.15)		—	—

Total dividends and distributions	(0.33)		(0.14)	—

Net asset value at end of period	$10.18		$9.52	$8.54

Total investment return (b)	10.69	%(c)	13.29%	18.45	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.20	%††	1.54%	1.82	%††
Net expenses (e)	0.47	%††	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.80	%††	0.96%	1.09	%††
Portfolio turnover rate	51%		73%	68%
Net assets at end of period (in 000’s)	$1,966		$1,718	$1,057

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 37

Financial Highlights selected per share data and ratios

	Class R3
					May 1,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$9.51		$8.54	$7.42	$9.98

Net investment income (loss)	0.10		0.11 (a)	0.17 (a)	0.10	(a)
Net realized and unrealized gain (loss) on investments	0.87		0.99	1.12	(2.66)

Total from investment operations	0.97		1.10	1.29	(2.56)

Less dividends and distributions:
From net investment income	(0.17)		(0.13)	(0.15)	—
From net realized gain on investments	(0.15)		—	(0.02)	—

Total dividends and distributions	(0.32)		(0.13)	(0.17)	—

Net asset value at end of period	$10.16		$9.51	$8.54	$7.42

Total investment return (b)	10.43	%(c)	13.02%	17.71%	(25.65	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97	%††	1.33%	2.31%	2.61	% ††
Net expenses (d)	0.72	%††	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	1.05	%††	1.21%	1.37%	1.81	% ††
Portfolio turnover rate	51%		73%	68%	134%
Net assets at end of period (in 000’s)	$2,109		$1,915	$1,713	$1,305

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

38 MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

MainStay Retirement 2030 Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from Class to Class based on differences in Class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		Six Months	One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	6.69%	10.25%	0.05%	2.42%
		Excluding sales charges	12.90	16.66	1.53	2.42

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6.80	10.37	0.13	1.97
		Excluding sales charges	13.02	16.79	1.62	1.97

Class I Shares	No Sales Charge		13.15	17.03	1.87	1.72

Class R2 Shares[4]	No Sales Charge		13.04	16.68	1.52	2.07

Class R3 Shares[5]	No Sales Charge		12.78	16.28	1.27	2.32

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares includes the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares includes the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    39

	Six	One	Since
Benchmark Performance	Months	Year	Inception

S&P 500® Index[6]	16.36%	17.22%	–0.36%

MSCI EAFE® Index[7]	12.71	19.18	–3.16

Barclays Capital U.S. Aggregate Bond Index[8]	0.02	5.36	6.64

Average Lipper Mixed-Asset Target 2030 Fund[9]	11.96	16.03	0.06

6.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2030 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

40    MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,129.00	$2.48	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,130.20	$1.95	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,131.50	$0.63	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,130.40	$2.48	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,127.80	$3.80	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    41

Investment Objectives of Underlying Funds as of April 30, 2011 (Unaudited)

Capital Appreciation	37.5
Growth of Capital	24.8
Total Return	24.7
Current Income	12.7
Other Assets, Less Liabilities	0.3

See Portfolio of Investments beginning on page 46 for specific holdings within these categories.

42    MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 12.90% for Investor Class shares and 13.02% for Class A shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 13.15%, Class R2 shares returned 13.04% and Class R3 shares returned 12.78%. All share classes outperformed the 11.96% return of the average Lipper2 mixed-asset target 2030 fund for the six months ended April 30, 2011. Over the same period, all share classes underperformed the 16.36% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index,4 which is an additional benchmark for the Fund. All share classes outperformed the 12.71% return of the MSCI EAFE® Index,5 which is a secondary benchmark for the Fund. See page 39 for Fund returns with sales charges.

Were there any changes made to the Fund during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continued to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Fund’s relative performance was influenced by two main factors: risk posture and capitalization exposure. With the economy stabilizing, corporate profits growing and price valuations at levels we believed to be reasonable, we continued to position the Fund in favor of assets with greater volatility (pre-ferring stocks over bonds, high-yield bonds over investment- grade bonds, etc.) as we had done for some time.

We maintained a modest overweight in Underlying Equity Funds relative to the Fund’s target allocation. In the fixed-income portion of the Fund, we emphasized Underlying Funds that invest in convertible and high-yield bonds. This mix contributed positively to relative performance.

During the reporting period, the equity portion of the Fund reflected our preference for Underlying Funds that invest in large-cap companies. After a prolonged rally in small-cap stocks, we felt that on average, small-cap issues were somewhat expensive relative to opportunities in the large-cap market. We also felt that large-cap companies with expansive overseas distribution channels would be more likely to benefit from a weakening U.S. dollar and higher emerging-market demand. Unfortunately, this positioning was not the strongest we could have chosen in terms of relative performance, because stocks of mid- and small-cap companies outperformed their large-cap counterparts during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of strong portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested and the average credit quality and duration6 of those securities.

During the reporting period, the Fund favored Underlying Funds that invested in assets we believed were likely to be sensitive to the economic recovery (such as stocks over bonds, lower-credit-quality bonds over U.S. Treasury securities and shorter-duration debt instruments over longer-dated securities). As the economy continued to wean itself off of aid from the Federal Reserve and corporate profits continued to rise, these positions were rewarded. We also responded to a premium for growth stocks as compared to value stocks that was small relative to historical norms, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth should the earnings recovery begin to lose momentum in the quarters ahead. With these factors in mind, we tilted the Fund slightly toward Underlying Funds that emphasized growth stocks. During the reporting period, this bias had little impact on performance, since overall results for the growth and value styles were similar.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 40 for more information on Lipper Inc.
3. See footnote on page 40 for more information on the S&P 500® Index.
4. See footnote on page 40 for more information on the Barclays Capital U.S. Aggregate Bond Index.
5. See footnote on page 40 for more information on the MSCI EAFE® Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com    43

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund shifted out of MainStay Indexed Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund. MainStay Flexible Bond Opportunities Fund is a multisector bond fund that can move among security types somewhat more nimbly than is possible at the fund-of-funds level.

The Fund has historically had extensive holdings among Underlying Equity Funds with quantitative management styles. During the reporting period, we came to believe that the Fund would benefit from a greater emphasis on qualitatively driven Underlying Equity Funds. As a result, we gradually diversified the Fund across different management styles by investing in Underlying Equity Funds that employ a more qualitative approach to security selection. During the reporting period, we reallocated assets from MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund, MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund.

In an effort to curb expenses, we reduced the Fund’s positions in some Underlying Funds of unaffiliated investment companies. These included T. Rowe Price Emerging Market Equity Fund and American Century International Bond Fund. The proceeds were redirected to lower-cost Exchange Traded Funds (ETFs) that participate in the same respective market segments.

We lowered the Fund’s asset allocation to MainStay International Equity Fund and redirected the proceeds to MainStay ICAP International Fund and MainStay 130/30 International Fund. This reallocation was made to adjust the Fund’s volatility in relation to the market as a whole and to address style considerations.

Early in the reporting period, we initiated a position in MainStay Epoch International Small Cap Fund to access an additional market segment. The position was later enlarged.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from Columbia Small Cap Index Fund and MainStay Large Cap Growth Fund. The lowest total returns, although still decidedly positive, came from MainStay International Equity Fund and Vanguard MSCI Emerging Markets ETF.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s absolute return came from a large position in MainStay Common Stock Fund and an allocation to MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) Although all of the Fund’s Underlying Equity Funds posted positive returns, some of the smallest contributions from Underlying Equity Funds came from MainStay 130/30 Growth Fund and MainStay Growth Equity Fund. Both Underlying Fund positions were of negligible size.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

We anticipated that the yield curve7 would eventually rise and flatten in response to several factors. First, we believed the Federal Reserve would eventually need to normalize monetary policy; second, public debt was growing; and third, corporate fundamentals were improving. With these factors in mind, we kept the Fund’s duration shorter than that of the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark, through investments in cash and Underlying Funds that invest in floating-rate instruments. At the same time, credit quality was held lower than that of the Barclays Capital U.S. Aggregate Bond Index. Both positioning strategies contributed positively, if only marginally, to relative performance as interest rates moved up slightly and credit spreads8 continued to narrow.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

The best results came from Underlying Fixed Income Funds that invest in security types that are either directly linked to equity markets (convertible bonds) or especially sensitive to corporate fundamentals (high-yield bonds). Longer-dated U.S. Treasury bonds trailed the broader market and lost value as yields rose modestly during the reporting period.

7. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The U.S. Treasury yield curve is said to flatten when the differential in yield between shorter-maturity and longer-maturity Treasury securities narrows.
8. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

44    MainStay Retirement 2030 Fund

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest contributions to return came from positions in MainStay Convertible Fund and MainStay High Yield Corporate Bond Fund. At the other end of the spectrum, a position in MainStay Indexed Bond Fund detracted from the Fund’s performance. Several other Underlying Fixed Income Funds investing in other sectors, including inflation-indexed bonds and international bonds, also detracted from the Fund’s returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    45

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Affiliated Investment Companies 91.1%†

Equity Funds 72.7%
MainStay 130/30 Core Fund Class I	420,718	$3,576,100
MainStay 130/30 Growth Fund Class I (a)(b)	50,460	462,716
MainStay 130/30 International Fund Class I	298,109	2,286,499
MainStay Common Stock Fund Class I (b)	1,072,901	13,314,704
MainStay Epoch Global Choice Fund Class I	82,982	1,360,070
MainStay Epoch International Small Cap Fund Class I	229,141	4,981,518
MainStay Epoch U.S. All Cap Fund Class I	604,063	15,826,454
MainStay Growth Equity Fund Class I (a)(b)	130,413	1,580,609
MainStay ICAP Equity Fund Class I	181,709	7,172,038
MainStay ICAP International Fund Class I	276,053	9,123,535
MainStay ICAP Select Equity Fund Class I	151,485	5,785,212
MainStay International Equity Fund Class I	182,903	2,438,093
MainStay Large Cap Growth Fund Class I (a)	1,234,730	9,890,186
MainStay MAP Fund Class I	511,567	17,828,105
MainStay U.S. Small Cap Fund Class I	148,542	2,730,209

Total Equity Funds (Cost $86,171,921)		98,356,048

Fixed Income Funds 18.4%
MainStay Cash Reserves Fund Class I	1,836,256	1,836,256
MainStay Convertible Fund Class I	134,575	2,337,574
MainStay Flexible Bond Opportunities Fund Class I	485,235	4,405,930
MainStay Floating Rate Fund Class I	424,492	4,049,657
MainStay Global High Income Fund Class I (b)	253,386	3,040,626
MainStay High Yield Corporate Bond Fund Class I	455,244	2,736,017
MainStay High Yield Opportunities Fund Class I	86,530	1,048,743
MainStay Indexed Bond Fund Class I	216,934	2,453,521
MainStay Intermediate Term Bond Fund Class I	278,008	2,971,908

Total Fixed Income Funds (Cost $24,270,453)		24,880,232

Total Affiliated Investment Companies (Cost $110,442,374)		123,236,280

Unaffiliated Investment Companies 8.6%

Equity Funds 6.9%
Columbia Funds Series Trust-Columbia SmallCap Index Fund	195,791	3,735,692
Vanguard Emerging Markets ETF	111,574	5,643,413

Total Equity Funds (Cost $8,744,533)		9,379,105

Fixed Income Funds 1.7%
American Century Inflation Adjusted Bond Fund	76	941
American Century International Bond Fund Institutional Class	30,795	454,842
iShares Barclays TIPS Bond Fund	4,252	472,653
SPDR Barclays Capital International Treasury Bond ETF	22,439	1,408,047

Total Fixed Income Funds (Cost $2,204,750)		2,336,483

Total Unaffiliated Investment Companies (Cost $10,949,283)		11,715,588

Total Investments (Cost $121,391,657) (c)	99.7%	134,951,868
Other Assets, Less Liabilities	0.3	380,173

Net Assets	100.0%	$135,332,041

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing Underlying Fund.
(b)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(c)	At April 30, 2011, cost is $122,721,498 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$13,574,593
Gross unrealized depreciation	(1,344,223)

Net unrealized appreciation	$12,230,370

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

46 MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Affiliated Investment Companies
Equity Funds	$98,356,048	$—	$—	$98,356,048
Fixed Income Funds	24,880,232	—	—	24,880,232

Total Affiliated Investment Companies	123,236,280	—	—	123,236,280

Unaffiliated Investment Companies
Equity Funds	9,379,105	—	—	9,379,105
Fixed Income Funds	2,336,483	—	—	2,336,483

Total Unaffiliated Investment Companies	11,715,588	—	—	11,715,588

Total Investments in Securities	$134,951,868	$—	$—	$134,951,868

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 47

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $110,442,374)	$123,236,280
Investments in unaffiliated investment companies, at value (identified cost $10,949,283)	11,715,588
Cash	387,268
Receivables:
Fund shares sold	436,251
Manager (See Note 3)	16,252
Other assets	46,651

Total assets	135,838,290

Liabilities
Payables:
Investment securities purchased	386,827
Fund shares redeemed	49,168
Transfer agent (See Note 3)	30,393
Professional fees	16,766
Shareholder communication	14,495
NYLIFE Distributors (See Note 3)	6,831
Custodian	654
Trustees	81
Accrued expenses	1,034

Total liabilities	506,249

Net assets	$135,332,041

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$13,555
Additional paid-in capital	114,044,714

114,058,269
Undistributed net investment income	199,993
Accumulated net realized gain (loss) on investments and investments	7,513,568
Net unrealized appreciation (depreciation) on investments	13,560,211

Net assets	$135,332,041

Investor Class
Net assets applicable to outstanding shares	$2,636,468

Shares of beneficial interest outstanding	264,972

Net asset value per share outstanding	$9.95
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.53

Class A
Net assets applicable to outstanding shares	$14,853,703

Shares of beneficial interest outstanding	1,496,197

Net asset value per share outstanding	$9.93
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.51

Class I
Net assets applicable to outstanding shares	$107,766,362

Shares of beneficial interest outstanding	10,780,079

Net asset value and offering price per share outstanding	$10.00

Class R2
Net assets applicable to outstanding shares	$3,347,491

Shares of beneficial interest outstanding	337,302

Net asset value and offering price per share outstanding	$9.92

Class R3
Net assets applicable to outstanding shares	$6,728,017

Shares of beneficial interest outstanding	676,619

Net asset value and offering price per share outstanding	$9.94

48 MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,143,344
Dividend distributions from unaffiliated investment companies	94,411

Total income	1,237,755

Expenses
Transfer agent (See Note 3)	99,994
Manager (See Note 3)	56,245
Registration	40,299
Distribution/Service—Investor Class (See Note 3)	2,684
Distribution/Service—Class A (See Note 3)	16,994
Distribution/Service—Class R2 (See Note 3)	3,800
Distribution/Service—Class R3 (See Note 3)	15,666
Professional fees	17,397
Shareholder communication	15,684
Shareholder service (See Note 3)	4,653
Custodian	4,212
Trustees	1,381
Miscellaneous	4,470

Total expenses before waiver/reimbursement	283,479
Expense waiver/reimbursement from Manager (See Note 3)	(168,304)
Expense reimbursement from Transfer agent (See Note 3)	(3,020)

Net expenses	112,155

Net investment income (loss)	1,125,600

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	7,390,344
Unaffiliated investment company transactions	1,297,056
Realized capital gain distributions from affiliated investment companies	148,189
Realized capital gain distributions from unaffiliated investment companies	7,868

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	8,843,457

Net change in unrealized appreciation (depreciation) on investments	3,767,319

Net realized and unrealized gain (loss) on investments	12,610,776

Net increase (decrease) in net assets resulting from operations	$13,736,376

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 49

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,125,600	$1,073,850
Net realized gain (loss) on investments from and unaffiliated investment company transactions	8,843,457	4,879,049
Net change in unrealized appreciation (depreciation) on investments	3,767,319	4,495,979

Net increase (decrease) in net assets resulting from operations	13,736,376	10,448,878

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(29,235)	(10,126)
Class A	(206,887)	(150,443)
Class I	(1,177,322)	(808,959)
Class R2	(42,653)	(22,641)
Class R3	(75,848)	(59,829)

	(1,531,945)	(1,051,998)

From net realized gain on investments:
Investor Class	(10,738)	—
Class A	(72,139)	—
Class I	(361,007)	—
Class R2	(15,861)	—
Class R3	(33,113)	—

	(492,858)	—

Total dividends and distributions to shareholders	(2,024,803)	(1,051,998)

Capital share transactions:
Net proceeds from sale of shares	53,199,853	24,863,319
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,023,093	1,051,998
Cost of shares redeemed	(18,790,768)	(15,997,158)

Increase (decrease) in net assets derived from capital share transactions	36,432,178	9,918,159

Net increase (decrease) in net assets	48,143,751	19,315,039

Net Assets
Beginning of period	87,188,290	67,873,251

End of period	$135,332,041	$87,188,290

Undistributed net investment income at end of period	$199,993	$606,338

50 MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$8.99		$7.97	$6.92	$9.60

Net investment income (loss)	0.10		0.09 (a)	0.12 (a)	0.07	(a)
Net realized and unrealized gain (loss) on investments	1.05		1.04	1.07	(2.75)

Total from investment operations	1.15		1.13	1.19	(2.68)

Less dividends and distributions:
From net investment income	(0.14)		(0.11)	(0.13)	—
From net realized gain on investments	(0.05)		—	(0.01)	—

Total dividends and distributions	(0.19)		(0.11)	(0.14)	—

Net asset value at end of period	$9.95		$8.99	$7.97	$6.92

Total investment return (b)	12.90	%(c)	14.30%	17.67%	(27.92	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87	%††	1.05%	1.75%	1.26	% ††
Net expenses (d)	0.47	%††	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (d)	0.96	%††	1.34%	1.70%	1.42	% ††
Portfolio turnover rate	70%		60%	71%	148%
Net assets at end of period (in 000’s)	$2,636		$1,785	$606	$104

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 51

Financial Highlights selected per share data and ratios

	Class A
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$8.97		$7.95	$6.92	$10.59	$10.00

Net investment income (loss)	0.09		0.10 (a)	0.15 (a)	0.11 (a)	0.02
Net realized and unrealized gain (loss) on investments	1.06		1.04	1.05	(3.69)	0.57

Total from investment operations	1.15		1.14	1.20	(3.58)	0.59

Less dividends and distributions:
From net investment income	(0.14)		(0.12)	(0.16)	(0.08)	—
From net realized gain on investments	(0.05)		—	(0.01)	(0.01)	—

Total dividends and distributions	(0.19)		(0.12)	(0.17)	(0.09)	—

Net asset value at end of period	$9.93		$8.97	$7.95	$6.92	$10.59

Total investment return (b)	13.02	%(c)	14.40%	17.63%	(33.97%)	5.90	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08	%††	1.25%	2.14%	1.22%	0.71	%††
Net expenses (d)	0.37	%††	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (d)	0.67	%††	0.89%	1.01%	1.76%	35.87	%††
Portfolio turnover rate	70%		60%	71%	148%	42%
Net assets at end of period (in 000’s)	$14,854		$12,733	$10,314	$4,784	$306

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

52 MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$9.04		$8.00	$6.94	$10.60	$10.00

Net investment income (loss)	0.11		0.13 (a)	0.17 (a)	0.13 (a)	0.03
Net realized and unrealized gain (loss) on investments	1.06		1.04	1.04	(3.69)	0.57

Total from investment operations	1.17		1.17	1.21	(3.56)	0.60

Less dividends and distributions:
From net investment income	(0.16)		(0.13)	(0.14)	(0.09)	—
From net realized gain on investments	(0.05)		—	(0.01)	(0.01)	—

Total dividends and distributions	(0.21)		(0.13)	(0.15)	(0.10)	—

Net asset value at end of period	$10.00		$9.04	$8.00	$6.94	$10.60

Total investment return (b)	13.15	%(c)	14.77%	17.96%	(33.86%)	6.00	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01	%††	1.52%	2.37%	1.49%	0.96	%††
Net expenses (d)	0.12	%††	0.12%	0.12%	0.13%	0.13	%††
Expenses (before reimbursement/waiver) (d)	0.42	%††	0.64%	0.76%	1.36%	35.62	%††
Portfolio turnover rate	70%		60%	71%	148%	42%
Net assets at end of period (in 000’s)	$107,766		$63,817	$50,513	$23,249	$287

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 53

Financial Highlights selected per share data and ratios

	Class R2
				January 8,
	Six months			2009**
	ended		Year ended	through
	April 30,		October 31,	October 31,
	2011*		2010	2009
Net asset value at beginning of period	$8.96		$7.94	$6.64

Net investment income (loss)	0.09		0.09 (a)	0.08	(a)
Net realized and unrealized gain (loss) on investments	1.05		1.03	1.22

Total from investment operations	1.14		1.12	1.30

Less dividends and distributions:
From net investment income	(0.13)		(0.10)	—
From net realized gain on investments	(0.05)		—	—

Total dividends and distributions	(0.18)		(0.10)	—

Net asset value at end of period	$9.92		$8.96	$7.94

Total investment return (b)	13.04	%(c)	14.27%	19.58	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99	%††	1.10%	1.34	%††
Net expenses (e)	0.47	%††	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.77	%††	0.99%	1.10	%††
Portfolio turnover rate	70%		60%	71%
Net assets at end of period (in 000’s)	$3,347		$2,907	$1,540

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

54 MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
					May 1,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$8.97		$7.96	$6.92	$9.76

Net investment income (loss)	0.07		0.08 (a)	0.14 (a)	0.03	(a)
Net realized and unrealized gain (loss) on investments	1.06		1.02	1.03	(2.87)

Total from investment operations	1.13		1.10	1.17	(2.84)

Less dividends and distributions:
From net investment income	(0.11)		(0.09)	(0.12)	—
From net realized gain on investments	(0.05)		—	(0.01)	—

Total dividends and distributions	(0.16)		(0.09)	(0.13)	—

Net asset value at end of period	$9.94		$8.97	$7.96	$6.92

Total investment return (b)	12.78	%(c)	13.97%	17.28%	(29.10	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.74	%††	0.91%	1.98%	0.79	% ††
Net expenses (d)	0.72	%††	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	1.02	%††	1.24%	1.36%	1.69	% ††
Portfolio turnover rate	70%		60%	71%	148%
Net assets at end of period (in 000’s)	$6,728		$5,946	$4,901	$3,695

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 55

MainStay Retirement 2040 Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		Six Months	One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	7.68%	10.96%	–0.50%	2.71%
		Excluding sales charges	13.94	17.41	0.98	2.71

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	7.70	10.99	–0.45	2.13
		Excluding sales charges	13.97	17.45	1.03	2.13

Class I Shares	No Sales Charge		14.21	17.94	1.29	1.88

Class R2 Shares[4]	No Sales Charge		13.94	17.42	0.97	2.23

Class R3 Shares[5]	No Sales Charge		13.87	17.21	0.68	2.48

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares includes the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares includes the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

56    MainStay Retirement 2040 Fund

	Six	One	Since
Benchmark Performance	Months	Year	Inception

S&P 500® Index[6]	16.36%	17.22%	–0.36%

MSCI EAFE® Index[7]	12.71	19.18	–3.16

Barclays Capital U.S. Aggregate Bond Index[8]	0.02	5.36	6.64

Average Lipper Mixed-Asset Target 2040 Fund[9]	13.31	17.21	–0.25

and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

6.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2040 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    57

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,139.40	$2.49	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,139.70	$1.96	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,142.10	$0.64	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,139.40	$2.49	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,138.70	$3.82	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

58    MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of April 30, 2011 (Unaudited)

Capital Appreciation	41.9
Growth of Capital	27.7
Total Return	23.3
Current Income	6.9
Other Assets, Less Liabilities	0.2

See Portfolio of Investments beginning on page 63 for specific holdings within these categories.

mainstayinvestments.com    59

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 13.94% for Investor Class shares and 13.97% for Class A shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 14.21%, Class R2 shares returned 13.94% and Class R3 shares returned 13.87%. All share classes outperformed the 13.31% return of the average Lipper2 mixed-asset target 2040 fund for the six months ended April 30, 2011. Over the same period, all share classes underperformed the 16.36% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index,4 which is an additional benchmark for the Fund. All share classes outperformed the 12.71% return of the MSCI EAFE® Index,5 which is a secondary benchmark for the Fund. See page 56 for Fund returns with sales charges.

Were there any changes made to the Fund during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continued to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Fund’s relative performance was influenced by two main factors: risk posture and capitalization exposure. With the economy stabilizing, corporate profits growing and price valuations at levels we believed to be reasonable, we continued to position the Fund in favor of assets with greater volatility (pre-ferring stocks over bonds, high-yield bonds over investment- grade bonds, etc.) as we had done for some time.

We maintained a modest overweight in Underlying Equity Funds relative to the Fund’s target allocation. In the fixed-income portion of the Fund, we emphasized Underlying Funds that invest in convertible and high-yield bonds. This mix contributed positively to relative performance.

During the reporting period, the equity portion of the Fund reflected our preference for Underlying Funds that invest in large-cap companies. After a prolonged rally in small-cap stocks, we felt that on average, small-cap issues were somewhat expensive relative to opportunities in the large-cap market. We also felt that large-cap companies with expansive overseas distribution channels would be more likely to benefit from a weakening U.S. dollar and higher emerging-market demand. Unfortunately, this positioning was not the strongest we could have chosen in terms of relative performance, because stocks of mid- and small-cap companies outperformed their large-cap counterparts during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of strong portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested and the average credit quality and duration6 of those securities.

During the reporting period, the Fund favored Underlying Funds that invested in assets we believed were likely to be sensitive to the economic recovery (such as stocks over bonds, lower-credit-quality bonds over U.S. Treasury securities and shorter-duration debt instruments over longer-dated securities). As the economy continued to wean itself off of aid from the Federal Reserve and corporate profits continued to rise, these positions were rewarded. We also responded to a premium for growth stocks as compared to value stocks that was small relative to historical norms, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth should the earnings recovery begin to lose momentum in the quarters ahead. With these factors in mind, we tilted the Fund slightly toward Underlying Funds that emphasized growth stocks. During the reporting period, this bias had little impact on performance, since overall results for the growth and value styles were similar.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 57 for more information on Lipper Inc.
3. See footnote on page 57 for more information on the S&P 500® Index.
4. See footnote on page 57 for more information on the Barclays Capital U.S. Aggregate Bond Index.
5. See footnote on page 57 for more information on the MSCI EAFE® Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

60    MainStay Retirement 2040 Fund

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund shifted out of MainStay Indexed Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund. MainStay Flexible Bond Opportunities Fund is a multisector bond fund that can move among security types somewhat more nimbly than is possible at the fund-of-funds level.

The Fund has historically had extensive holdings among Underlying Equity Funds with quantitative management styles. During the reporting period, we came to believe that the Fund would benefit from a greater emphasis on qualitatively driven Underly-ing Equity Funds. As a result, we gradually diversified the Fund across different management styles by investing in Underlying Equity Funds that employ a more qualitative approach to security selection. During the reporting period, we reallocated assets from MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund and MainStay MAP Fund.

In an effort to curb expenses, we reduced the Fund’s positions in some Underlying Funds of unaffiliated investment companies. These included T. Rowe Price Emerging Market Equity Fund and American Century International Bond Fund. The proceeds were redirected to lower-cost Exchange Traded Funds (ETFs) that participate in the same respective market segments.

We lowered the Fund’s asset allocation to MainStay International Equity Fund and redirected the proceeds to MainStay ICAP International Fund and MainStay 130/30 International Fund. This reallocation was made to adjust the Fund’s volatility in relation to the market as a whole and to address style considerations.

Early in the reporting period, we initiated a position in MainStay Epoch International Small Cap Fund to access an additional market segment. The position was later enlarged.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from Columbia Small Cap Index Fund and MainStay Large Cap Growth Fund. The lowest total returns, although still decidedly positive, came from MainStay International Equity Fund and Vanguard MSCI Emerging Markets ETF.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s absolute return came from a large position in MainStay Common Stock Fund and an allocation to MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) Although all of the Fund’s Underlying Equity Funds posted positive returns, some of the smallest contributions from Underlying Equity Funds came from MainStay 130/30 Growth Fund and MainStay Growth Equity Fund. Both Underlying Fund positions were of negligible size.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

We anticipated that the yield curve7 would eventually rise and flatten in response to several factors. First, we believed the Federal Reserve would eventually need to normalize monetary policy; second, public debt was growing; and third, corporate fundamentals were improving. With these factors in mind, we kept the Fund’s duration shorter than that of the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark, through investments in cash and Underlying Funds that invest in floating-rate instruments. At the same time, credit quality was held lower than that of the Barclays Capital U.S. Aggregate Bond Index. Both positioning strategies contributed positively, if only marginally, to relative performance as interest rates moved up slightly and credit spreads8 continued to narrow.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

The best results came from Underlying Fixed Income Funds that invest in security types that are either directly linked to equity markets (convertible bonds) or especially sensitive to corporate fundamentals (high-yield bonds). Longer-dated U.S. Treasury bonds trailed the broader market and lost value as yields rose modestly during the reporting period.

7. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The U.S. Treasury yield curve is said to flatten when the differential in yield between shorter-maturity and longer-maturity Treasury securities narrows.
8. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    61

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest contributions to return came from positions in MainStay Convertible Fund and MainStay High Yield Corporate Bond Fund. At the other end of the spectrum, a position in MainStay Indexed Bond Fund detracted from the Fund’s performance. Several other Underlying Fixed Income Funds investing in other sectors, including inflation-indexed bonds and international bonds, also detracted from the Fund’s returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

62    MainStay Retirement 2040 Fund

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Affiliated Investment Companies 91.2%†

Equity Funds 80.3%
MainStay 130/30 Core Fund Class I	261,898	$2,226,131
MainStay 130/30 Growth Fund Class I (a)(b)	32,806	300,835
MainStay 130/30 International Fund Class I	210,845	1,617,178
MainStay Common Stock Fund Class I	718,266	8,913,685
MainStay Epoch Global Choice Fund Class I	50,987	835,677
MainStay Epoch International Small Cap Fund Class I	153,791	3,343,418
MainStay Epoch U.S. All Cap Fund Class I	395,621	10,365,274
MainStay Growth Equity Fund Class I (a)(b)	114,778	1,391,109
MainStay ICAP Equity Fund Class I	90,435	3,569,450
MainStay ICAP International Fund Class I	187,025	6,181,175
MainStay ICAP Select Equity Fund Class I	94,383	3,604,498
MainStay International Equity Fund Class I	150,982	2,012,584
MainStay Large Cap Growth Fund Class I (a)	802,183	6,425,486
MainStay MAP Fund Class I	345,816	12,051,691
MainStay U.S. Small Cap Fund Class I	198,699	3,652,085

Total Equity Funds (Cost $58,925,315)		66,490,276

Fixed Income Funds 10.9%
MainStay Cash Reserves Fund Class I	526,930	526,930
MainStay Convertible Fund Class I	41,085	713,646
MainStay Flexible Bond Opportunities Fund Class I	136,307	1,237,664
MainStay Floating Rate Fund Class I	148,568	1,417,342
MainStay Global High Income Fund Class I	92,567	1,110,807
MainStay High Yield Corporate Bond Fund Class I	158,844	954,651
MainStay High Yield Opportunities Fund Class I	37,858	458,837
MainStay Indexed Bond Fund Class I	87,259	986,898
MainStay Intermediate Term Bond Fund Class I	150,268	1,606,364

Total Fixed Income Funds (Cost $8,842,969)		9,013,139

Total Affiliated Investment Companies (Cost $67,768,284)		75,503,415

Unaffiliated Investment Companies 8.6%

Equity Funds 8.1%
Columbia Funds Series Trust-Columbia SmallCap Index Fund	154,995	2,957,300
Vanguard Emerging Markets ETF	74,426	3,764,467

Total Equity Funds (Cost $6,277,464)		6,721,767

Fixed Income Funds 0.5%
American Century Inflation Adjusted Bond Fund	151	1,866
American Century International Bond Fund Institutional Class	10,674	157,661
iShares Barclays TIPS Bond Fund	1,129	125,500
SPDR Barclays Capital International Treasury Bond ETF	1,941	121,798

Total Fixed Income Funds (Cost $382,879)		406,825

Total Unaffiliated Investment Companies (Cost $6,660,343)		7,128,592

Total Investments (Cost $74,428,627) (c)	99.8%	82,632,007
Other Assets, Less Liabilities	0.2	142,073

Net Assets	100.0%	$82,774,080

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing Underlying Fund.
(b)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(c)	At April 30, 2011, cost is $75,091,293 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$8,208,771
Gross unrealized depreciation	(668,057)

Net unrealized appreciation	$7,540,714

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 63

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Affiliated Investment Companies
Equity Funds	$66,490,276	$—	$—	$66,490,276
Fixed Income Funds	9,013,139	—	—	9,013,139

Total Affiliated Investment Companies	75,503,415	—	—	75,503,415

Unaffiliated Investment Companies
Equity Funds	6,721,767	—	—	6,721,767
Fixed Income Funds	406,825	—	—	406,825

Total Unaffiliated Investment Companies	7,128,592	—	—	7,128,592

Total Investments in Securities	$82,632,007	$—	$—	$82,632,007

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

64 MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $67,768,284)	$75,503,415
Investments in unaffiliated investment companies, at value (identified cost $6,660,343)	7,128,592
Cash	117,230
Receivables:
Fund shares sold	176,743
Manager (See Note 3)	17,940
Other assets	45,930

Total assets	82,989,850

Liabilities
Payables:
Investment securities purchased	117,230
Fund shares redeemed	53,425
Transfer agent (See Note 3)	15,688
Professional fees	14,857
Shareholder communication	7,710
NYLIFE Distributors (See Note 3)	4,953
Custodian	704
Trustees	9
Accrued expenses	1,194

Total liabilities	215,770

Net assets	$82,774,080

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,430
Additional paid-in capital	70,106,435

70,114,865
Undistributed net investment income	51,806
Accumulated net realized gain (loss) on investments	4,404,029
Net unrealized appreciation (depreciation) on investments	8,203,380

Net assets	$82,774,080

Investor Class
Net assets applicable to outstanding shares	$2,070,199

Shares of beneficial interest outstanding	211,289

Net asset value per share outstanding	$9.80
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.37

Class A
Net assets applicable to outstanding shares	$7,823,388

Shares of beneficial interest outstanding	801,570

Net asset value per share outstanding	$9.76
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.33

Class I
Net assets applicable to outstanding shares	$63,320,715

Shares of beneficial interest outstanding	6,438,843

Net asset value and offering price per share outstanding	$9.83

Class R2
Net assets applicable to outstanding shares	$4,086,953

Shares of beneficial interest outstanding	417,871

Net asset value and offering price per share outstanding	$9.78

Class R3
Net assets applicable to outstanding shares	$5,472,825

Shares of beneficial interest outstanding	560,431

Net asset value and offering price per share outstanding	$9.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 65

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$582,396
Dividend distributions from unaffiliated investment companies	50,744

Total income	633,140

Expenses
Transfer agent (See Note 3)	69,826
Registration	39,654
Manager (See Note 3)	33,487
Distribution/Service—Investor Class (See Note 3)	2,128
Distribution/Service—Class A (See Note 3)	8,970
Distribution/Service—Class R2 (See Note 3)	4,616
Distribution/Service—Class R3 (See Note 3)	12,447
Professional fees	14,938
Shareholder communication	9,587
Shareholder service (See Note 3)	4,336
Custodian	4,135
Trustees	790
Miscellaneous	3,927

Total expenses before waiver/reimbursement	208,841
Expense waiver/reimbursement from Manager (See Note 3)	(133,634)
Expense reimbursement from Transfer agent (See Note 3)	(1,590)

Net expenses	73,617

Net investment income (loss)	559,523

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	4,178,934
Unaffiliated investment company transactions	831,723
Realized capital gain distributions from affiliated investment companies	52,109
Realized capital gain distributions from unaffiliated investment companies	3,957

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	5,066,723

Net change in unrealized appreciation (depreciation) on investments	3,066,367

Net realized and unrealized gain (loss) on investments	8,133,090

Net increase (decrease) in net assets resulting from operations	$8,692,613

66 MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$559,523	$474,077
Net realized gain (loss) on investments from and unaffiliated investment company transactions	5,066,723	3,323,398
Net change in unrealized appreciation (depreciation) on investments	3,066,367	2,249,856

Net increase (decrease) in net assets resulting from operations	8,692,613	6,047,331

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(18,662)	(8,084)
Class A	(90,850)	(65,682)
Class I	(526,048)	(361,660)
Class R2	(41,846)	(18,538)
Class R3	(47,438)	(34,687)

	(724,844)	(488,651)

From net realized gain on investments:
Investor Class	(17,030)	—
Class A	(77,851)	—
Class I	(387,508)	—
Class R2	(39,261)	—
Class R3	(53,257)	—

	(574,907)	—

Total dividends and distributions to shareholders	(1,299,751)	(488,651)

Capital share transactions:
Net proceeds from sale of shares	35,431,566	14,894,119
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,298,805	488,396
Cost of shares redeemed	(11,086,794)	(9,413,966)

Increase (decrease) in net assets derived from capital share transactions	25,643,577	5,968,549

Net increase (decrease) in net assets	33,036,439	11,527,229

Net Assets
Beginning of period	49,737,641	38,210,412

End of period	$82,774,080	$49,737,641

Undistributed net investment income at end of period	$51,806	$217,127

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 67

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$8.80		$7.75	$6.74	$9.56

Net investment income (loss)	0.08		0.06 (a)	0.09 (a)	0.06	(a)
Net realized and unrealized gain (loss) on investments	1.13		1.08	1.04	(2.88)

Total from investment operations	1.21		1.14	1.13	(2.82)

Less dividends and distributions:
From net investment income	(0.11)		(0.09)	(0.12)	—
From net realized gain on investments	(0.10)		—	—	—

Total dividends and distributions	(0.21)		(0.09)	(0.12)	—

Net asset value at end of period	$9.80		$8.80	$7.75	$6.74

Total investment return (b)	13.94	%(c)	14.76%	17.20%	(29.50	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61	%††	0.77%	1.25%	1.10	% ††
Net expenses (d)	0.47	%††	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (d)	1.12	%††	1.60%	1.94%	1.93	% ††
Portfolio turnover rate	79%		65%	75%	145%
Net assets at end of period (in 000’s)	$2,070		$1,337	$614	$81

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

68 MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$8.77		$7.72	$6.75	$10.61	$10.00

Net investment income (loss)	0.09		0.08 (a)	0.12 (a)	0.10 (a)	0.02	(a)
Net realized and unrealized gain (loss) on investments	1.12		1.06	1.00	(3.91)	0.59

Total from investment operations	1.21		1.14	1.12	(3.81)	0.61

Less dividends and distributions:
From net investment income	(0.12)		(0.09)	(0.15)	(0.04)	—
From net realized gain on investments	(0.10)		—	—	(0.01)	—

Total dividends and distributions	(0.22)		(0.09)	(0.15)	(0.05)	—

Net asset value at end of period	$9.76		$8.77	$7.72	$6.75	$10.61

Total investment return (b)	13.97	%(c)	14.89%	17.09%	(36.07%)	6.10	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87	%††	0.97%	1.77%	1.07%	0.49	%††
Net expenses (d)	0.37	%††	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (d)	0.77	%††	1.02%	1.19%	2.57%	39.66	%††
Portfolio turnover rate	79%		65%	75%	145%	25%
Net assets at end of period (in 000’s)	$7,823		$6,826	$5,459	$2,364	$265

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 69

Financial Highlights selected per share data and ratios

	Class I
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$8.84		$7.77	$6.76	$10.61	$10.00

Net investment income (loss)	0.10		0.10 (a)	0.14 (a)	0.11 (a)	0.03	(a)
Net realized and unrealized gain (loss) on investments	1.13		1.08	1.00	(3.90)	0.58

Total from investment operations	1.23		1.18	1.14	(3.79)	0.61

Less dividends and distributions:
From net investment income	(0.14)		(0.11)	(0.13)	(0.05)	—
From net realized gain on investments	(0.10)		—	—	(0.01)	—

Total dividends and distributions	(0.24)		(0.11)	(0.13)	(0.06)	—

Net asset value at end of period	$9.83		$8.84	$7.77	$6.76	$10.61

Total investment return (b)	14.21	%(c)	15.24%	17.34%	(35.96%)	6.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66	%††	1.22%	2.04%	1.25%	0.75	%††
Net expenses (d)	0.12	%††	0.12%	0.12%	0.13%	0.13	%††
Expenses (before reimbursement/waiver) (d)	0.52	%††	0.77%	0.94%	2.02%	39.47	%††
Portfolio turnover rate	79%		65%	75%	145%	25%
Net assets at end of period (in 000’s)	$63,321		$33,551	$27,031	$11,263	$273

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

70 MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
				January 8,
	Six months			2009**
	ended		Year ended	through
	April 30,		October 31,	October 31,
	2011*		2010	2009
Net asset value at beginning of period	$8.78		$7.72	$6.43

Net investment income (loss)	0.08		0.06 (a)	0.05	(a)
Net realized and unrealized gain (loss) on investments	1.13		1.08	1.24

Total from investment operations	1.21		1.14	1.29

Less dividends and distributions:
From net investment income	(0.11)		(0.08)	—
From net realized gain on investments	(0.10)		—	—

Total dividends and distributions	(0.21)		(0.08)	—

Net asset value at end of period	$9.78		$8.78	$7.72

Total investment return (b)	13.94	%(c)	14.85%	20.06	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73	%††	0.78%	0.91	%††
Net expenses (e)	0.47	%††	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.87	%††	1.12%	1.26	%††
Portfolio turnover rate	79%		65%	75%
Net assets at end of period (in 000’s)	$4,087		$3,394	$1,425

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 71

Financial Highlights selected per share data and ratios

	Class R3
					May 1,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$8.76		$7.72	$6.73	$9.71

Net investment income (loss)	0.08		0.05 (a)	0.11 (a)	0.04	(a)
Net realized and unrealized gain (loss) on investments	1.12		1.06	0.99	(3.02)

Total from investment operations	1.20		1.11	1.10	(2.98)

Less dividends and distributions:
From net investment income	(0.09)		(0.07)	(0.11)	—
From net realized gain on investments	(0.10)		—	—	—

Total dividends and distributions	(0.19)		(0.07)	(0.11)	—

Net asset value at end of period	$9.77		$8.76	$7.72	$6.73

Total investment return (b)	13.87	%(c)	14.47%	16.77%	(30.69	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49	%††	0.61%	1.68%	1.07	% ††
Net expenses (d)	0.72	%††	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	1.12	%††	1.37%	1.55%	2.08	% ††
Portfolio turnover rate	79%		65%	75%	145%
Net assets at end of period (in 000’s)	$5,473		$4,628	$3,682	$2,767

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

72 MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

					Since	Gross
					Inception	Expense
Class	Sales Charge		Six Months	One Year	(6/29/07)	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	8.40%	11.66%	–0.90%	3.30%
		Excluding sales charges	14.71	18.16	0.58	3.30

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	8.47	11.74	–0.81	2.42
		Excluding sales charges	14.78	18.24	0.66	2.42

Class I Shares	No Sales Charge		14.83	18.41	0.91	2.17

Class R2 Shares[4]	No Sales Charge		14.77	18.08	0.57	2.52

Class R3 Shares[5]	No Sales Charge		14.51	17.69	0.28	2.77

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares includes the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares includes the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    73

	Six	One	Since
Benchmark Performance	Months	Year	Inception

S&P 500® Index[6]	16.36%	17.22%	–0.36%

MSCI EAFE® Index[7]	12.71	19.18	–3.16

Barclays Capital U.S. Aggregate Bond Index[8]	0.02	5.36	6.64

Average Lipper Mixed-Asset Target 2050+ Fund[9]	13.71	17.42	–0.48

6.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2050+ fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2045. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be read in conjunction with them.

74    MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,147.10	$2.50	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,147.80	$1.97	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,148.30	$0.64	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,147.70	$2.50	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,145.10	$3.83	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    75

Investment Objectives of Underlying Funds as of April 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page 80 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

76    MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 14.71% for Investor Class shares and 14.78% for Class A shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 14.83%, Class R2 shares returned 14.77% and Class R3 shares returned 14.51%. All share classes outperformed the 13.71% return of the average Lipper2 mixed-asset target 2050+ fund for the six months ended April 30, 2011. Over the same period, all share classes underperformed the 16.36% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 0.02% return of the Barclays Capital U.S. Aggregate Bond Index,4 which is an additional benchmark for the Fund. All share classes outperformed the 12.71% return of the MSCI EAFE® Index,5 which is a secondary benchmark for the Fund. See page 73 for Fund returns with sales charges.

Were there any changes made to the Fund during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Fund. Also, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Fund. Jonathan Swaney continued to serve as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Fund’s relative performance was influenced by two main factors: risk posture and capitalization exposure. With the economy stabilizing, corporate profits growing and price valuations at levels we believed to be reasonable, we continued to position the Fund in favor of assets with greater volatility (pre-ferring stocks over bonds, high-yield bonds over investment- grade bonds, etc.) as we had done for some time.

We maintained a modest overweight in Underlying Equity Funds relative to the Fund’s target allocation. In the fixed-income portion of the Fund, we emphasized Underlying Funds that invest in convertible and high-yield bonds. This mix contributed positively to relative performance.

During the reporting period, the equity portion of the Fund reflected our preference for Underlying Funds that invest in large-cap companies. After a prolonged rally in small-cap stocks, we felt that on average, small-cap issues were somewhat expensive relative to opportunities in the large-cap market. We also felt that large-cap companies with expansive overseas distribution channels would be more likely to benefit from a weakening U.S. dollar and higher emerging-market demand. Unfortunately, this positioning was not the strongest we could have chosen in terms of relative performance, because stocks of mid- and small-cap companies outperformed their large-cap counterparts during the reporting period.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of strong portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested and the average credit quality and duration6 of those securities.

During the reporting period, the Fund favored Underlying Funds that invested in assets we believed were likely to be sensitive to the economic recovery (such as stocks over bonds, lower-credit-quality bonds over U.S. Treasury securities and shorter-duration debt instruments over longer-dated securities). As the economy continued to wean itself off of aid from the Federal Reserve and corporate profits continued to rise, these positions were rewarded. We also responded to a premium for growth stocks as compared to value stocks that was small relative to historical norms, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth should the earnings recovery begin to lose momentum in the quarters ahead. With these factors in mind, we tilted the Fund slightly toward Underlying Funds that emphasized growth stocks. During the reporting period, this bias had little impact on performance, since overall results for the growth and value styles were similar.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 74 for more information on Lipper Inc.
3. See footnote on page 74 for more information on the S&P 500® Index.
4. See footnote on page 74 for more information on the Barclays Capital U.S. Aggregate Bond Index.
5. See footnote on page 74 for more information on the MSCI EAFE® Index.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com    77

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund shifted out of MainStay Indexed Bond Fund and MainStay High Yield Opportunities Fund into MainStay Flexible Bond Opportunities Fund. MainStay Flexible Bond Opportunities Fund is a multisector bond fund that can move among security types somewhat more nimbly than is possible at the fund-of-funds level.

The Fund has historically had extensive holdings among Underlying Equity Funds with quantitative management styles. During the reporting period, we came to believe that the Fund would benefit from a greater emphasis on qualitatively driven Underlying Equity Funds. As a result, we gradually diversified the Fund across different management styles by investing in Underlying Equity Funds that employ a more qualitative approach to security selection. During the reporting period, we reallocated assets from MainStay 130/30 Core Fund into MainStay Large Cap Growth Fund and MainStay MAP Fund.

In an effort to curb expenses, we reduced the Fund’s positions in some Underlying Funds of unaffiliated investment companies. These included T. Rowe Price Emerging Market Equity Fund and American Century International Bond Fund. The proceeds were redirected to lower-cost Exchange Traded Funds (ETFs) that participate in the same respective market segments.

We lowered the Fund’s asset allocation to MainStay International Equity Fund and redirected the proceeds to MainStay ICAP International Fund and MainStay 130/30 International Fund. This reallocation was made to adjust the Fund’s volatility in relation to the market as a whole and to address style considerations.

Early in the reporting period, we initiated a position in MainStay Epoch International Small Cap Fund to access an additional market segment. The position was later enlarged.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, the highest total returns came from Columbia Small Cap Index Fund and MainStay Large Cap Growth Fund. The lowest total returns, although still decidedly positive, came from MainStay International Equity Fund and Vanguard MSCI Emerging Markets ETF.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The strongest contributions to the Fund’s absolute return came from a large position in MainStay Common Stock Fund and an allocation to MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) Although all of the Fund’s Underlying Equity Funds posted positive returns, some of the smallest contributions from Underlying Equity Funds came from MainStay 130/30 Growth Fund and MainStay Growth Equity Fund. Both Underlying Fund positions were of negligible size.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

We anticipated that the yield curve7 would eventually rise and flatten in response to several factors. First, we believed the Federal Reserve would eventually need to normalize monetary policy; second, public debt was growing; and third, corporate fundamentals were improving. With these factors in mind, we kept the Fund’s duration shorter than that of the Barclays Capital U.S. Aggregate Bond Index, the Fund’s fixed-income benchmark, through investments in cash and Underlying Funds that invest in floating-rate instruments. At the same time, credit quality was held lower than that of the Barclays Capital U.S. Aggregate Bond Index. Both positioning strategies contributed positively, if only marginally, to relative performance as interest rates moved up slightly and credit spreads8 continued to narrow.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

The best results came from Underlying Fixed Income Funds that invest in security types that are either directly linked to equity markets (convertible bonds) or especially sensitive to corporate fundamentals (high-yield bonds). Longer-dated U.S. Treasury bonds trailed the broader market and lost value as yields rose modestly during the reporting period.

7. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The U.S. Treasury yield curve is said to flatten when the differential in yield between shorter-maturity and longer-maturity Treasury securities narrows.
8. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

78    MainStay Retirement 2050 Fund

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s overall perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The strongest contributions to return came from positions in MainStay Convertible Fund and MainStay High Yield Corporate Bond Fund. At the other end of the spectrum, a position in MainStay Indexed Bond Fund detracted from the Fund’s performance. Several other Underlying Fixed Income Funds investing in other sectors, including inflation-indexed bonds and international bonds, also detracted from the Fund’s returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    79

Portfolio of Investments April 30, 2011 (unaudited)

	Shares	Value
Affiliated Investment Companies 90.9%†

Equity Funds 84.6%
MainStay 130/30 Core Fund Class I	156,484	$1,330,118
MainStay 130/30 Growth Fund Class I (a)	20,217	185,388
MainStay 130/30 International Fund Class I	137,612	1,055,485
MainStay Common Stock Fund Class I	443,570	5,504,708
MainStay Epoch Global Choice Fund Class I	30,350	497,438
MainStay Epoch International Small Cap Fund Class I	97,888	2,128,078
MainStay Epoch U.S. All Cap Fund Class I	229,496	6,012,804
MainStay Growth Equity Fund Class I (a)(b)	78,868	955,881
MainStay ICAP Equity Fund Class I	31,683	1,250,514
MainStay ICAP International Fund Class I	119,766	3,958,273
MainStay ICAP Select Equity Fund Class I	54,745	2,090,694
MainStay International Equity Fund Class I	105,218	1,402,554
MainStay Large Cap Growth Fund Class I (a)	504,609	4,041,917
MainStay MAP Fund Class I	213,268	7,432,397
MainStay U.S. Small Cap Fund Class I	203,661	3,743,294

Total Equity Funds (Cost $37,865,686)		41,589,543

Fixed Income Funds 6.3%
MainStay Cash Reserves Fund Class I	155,586	155,586
MainStay Convertible Fund Class I	12,868	223,513
MainStay Flexible Bond Opportunities Fund Class I	40,433	367,135
MainStay Floating Rate Fund Class I	49,580	472,997
MainStay Global High Income Fund Class I	32,067	384,808
MainStay High Yield Corporate Bond Fund Class I	26,466	159,063
MainStay High Yield Opportunities Fund Class I	4,390	53,213
MainStay Indexed Bond Fund Class I	35,984	406,975
MainStay Intermediate Term Bond Fund Class I	82,240	879,145

Total Fixed Income Funds (Cost $3,064,255)		3,102,435

Total Affiliated Investment Companies (Cost $40,929,941)		44,691,978

Unaffiliated Investment Companies 9.1%

Equity Funds 8.8%
Columbia Funds Series Trust-Columbia SmallCap Index Fund	99,234	1,893,385
SPDR S&P Emerging Markets ETF	1,169	90,906
Vanguard Emerging Markets ETF	46,735	2,363,856

Total Equity Funds (Cost $4,075,359)		4,348,147

Fixed Income Funds 0.3%
American Century Inflation Adjusted Bond Fund	106	1,301
American Century International Bond Fund Institutional Class	3,447	50,907
iShares Barclays TIPS Bond Fund	336	37,350
SPDR Barclays Capital International Treasury Bond ETF	720	45,180

Total Fixed Income Funds (Cost $126,627)		134,738

Total Unaffiliated Investment Companies (Cost $4,201,986)		4,482,885

Total Investments (Cost $45,131,927)(c)	100.0%	49,174,863
Other Assets, Less Liabilities	(0.0)‡	(21,593)

Net Assets	100.0%	$49,153,270

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing Underlying Fund.
(b)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)
(c)	At April 30, 2011, cost is $45,542,921 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$4,043,418
Gross unrealized depreciation	(411,476)

Net unrealized appreciation	$3,631,942

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

80 MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities(a)
Affiliated Investment Companies
Equity Funds	$41,589,543	$—	$—	$41,589,543
Fixed Income Funds	3,102,435	—	—	3,102,435

Total Affiliated Investment Companies	44,691,978	—	—	44,691,978

Unaffiliated Investment Companies
Equity Funds	4,348,147	—	—	4,348,147
Fixed Income Funds	134,738	—	—	134,738

Total Unaffiliated Investment Companies	4,482,885	—	—	4,482,885

Total Investments in Securities	$49,174,863	$—	$—	$49,174,863

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 81

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $40,929,941)	$44,691,978
Investments in unaffiliated investment companies, at value (identified cost $4,201,986)	4,482,885
Cash	160,402
Receivables:
Fund shares sold	88,267
Manager (See Note 3)	14,756
Other assets	45,222

Total assets	49,483,510

Liabilities
Payables:
Investment securities purchased	160,105
Fund shares redeemed	142,479
Professional fees	13,707
Transfer agent (See Note 3)	6,597
Shareholder communication	3,157
NYLIFE Distributors (See Note 3)	2,370
Custodian	550
Accrued expenses	1,275

Total liabilities	330,240

Net assets	$49,153,270

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,082
Additional paid-in capital	42,378,931

42,384,013
Undistributed net investment income	8,482
Accumulated net realized gain (loss) on investments	2,717,839
Net unrealized appreciation (depreciation) on investments	4,042,936

Net assets	$49,153,270

Investor Class
Net assets applicable to outstanding shares	$866,324

Shares of beneficial interest outstanding	89,910

Net asset value per share outstanding	$9.64
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.20

Class A
Net assets applicable to outstanding shares	$2,416,248

Shares of beneficial interest outstanding	250,750

Net asset value per share outstanding	$9.64
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.20

Class I
Net assets applicable to outstanding shares	$40,418,156

Shares of beneficial interest outstanding	4,174,644

Net asset value and offering price per share outstanding	$9.68

Class R2
Net assets applicable to outstanding shares	$2,205,575

Shares of beneficial interest outstanding	228,673

Net asset value and offering price per share outstanding	$9.65

Class R3
Net assets applicable to outstanding shares	$3,246,967

Shares of beneficial interest outstanding	337,747

Net asset value and offering price per share outstanding	$9.61

82 MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$278,836
Dividend distributions from unaffiliated investment companies	26,099

Total income	304,935

Expenses
Registration	39,524
Transfer agent (See Note 3)	37,476
Manager (See Note 3)	19,192
Distribution/Service—Investor Class (See Note 3)	918
Distribution/Service—Class A (See Note 3)	2,863
Distribution/Service—Class R2 (See Note 3)	2,405
Distribution/Service—Class R3 (See Note 3)	7,330
Professional fees	13,401
Shareholder communication	5,577
Custodian	4,365
Shareholder service (See Note 3)	2,428
Trustees	402
Miscellaneous	3,575

Total expenses before waiver/reimbursement	139,456
Expense waiver/reimbursement from Manager (See Note 3)	(99,154)
Expense reimbursement from Transfer agent (See Note 3)	(776)

Net expenses	39,526

Net investment income (loss)	265,409

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,611,001
Unaffiliated investment company transactions	499,310
Realized capital gain distributions from affiliated investment companies	16,351
Realized capital gain distributions from unaffiliated investment companies	2,193

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	3,128,855

Net change in unrealized appreciation (depreciation) on investments	1,681,231

Net realized and unrealized gain (loss) on Investments	4,810,086

Net increase (decrease) in net assets resulting from operations	$5,075,495

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 83

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$265,409	$188,723
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	3,128,855	1,913,073
Net change in unrealized appreciation (depreciation) on investments	1,681,231	982,359

Net increase (decrease) in net assets resulting from operations	5,075,495	3,084,155

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(7,257)	(3,360)
Class A	(26,807)	(17,225)
Class I	(247,508)	(169,995)
Class R2	(18,222)	(5,289)
Class R3	(23,327)	(17,594)

	(323,121)	—

From net realized gain on investments:
Investor Class	(4,929)	—
Class A	(17,022)	—
Class I	(131,391)	—
Class R2	(12,949)	—
Class R3	(19,928)	—

	(186,219)	—

Total dividends and distributions to shareholders	(509,340)	(213,463)

Capital share transactions:
Net proceeds from sale of shares	30,522,589	8,896,209
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	509,276	213,435
Cost of shares redeemed	(11,700,200)	(5,445,050)

Increase (decrease) in net assets derived from capital share transactions	19,331,665	3,664,594

Net increase (decrease) in net assets	23,897,820	6,535,286

Net Assets
Beginning of period	25,255,450	18,720,164

End of period	$49,153,270	$25,255,450

Undistributed net investment income at end of period	$8,482	$66,194

84 MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$8.55		$7.50	$6.57	$9.46

Net investment income (loss)	0.07		0.04 (a)	0.09 (a)	0.05	(a)
Net realized and unrealized gain (loss) on investments	1.17		1.08	0.99	(2.94)

Total from investment operations	1.24		1.12	1.08	(2.89)

Less dividends and distributions:
From net investment income	(0.09)		(0.07)	(0.11)	—
From net realized gain on investments	(0.06)		—	(0.04)	—

Total dividends and distributions	(0.15)		(0.07)	(0.15)	—

Net asset value at end of period	$9.64		$8.55	$7.50	$6.57

Total investment return (b)	14.71	%(c)	15.08%	16.92%	(30.55	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62	%††	0.55%	1.30%	0.81	% ††
Net expenses (d)	0.47	%††	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (d)	1.48	%††	2.17%	2.31%	2.86	% ††
Portfolio turnover rate	112%		70%	67%	138%
Net assets at end of period (in 000’s)	$866		$650	$299	$80

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 85

Financial Highlights selected per share data and ratios

	Class A
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$8.55		$7.49	$6.58	$10.62	$10.00

Net investment income (loss)	0.07		0.06 (a)	0.11 (a)	0.09 (a)	0.01	(a)
Net realized and unrealized gain (loss) on investments	1.18		1.08	0.97	(4.05)	0.61

Total from investment operations	1.25		1.14	1.08	(3.96)	0.62

Less dividends and distributions:
From net investment income	(0.10)		(0.08)	(0.13)	(0.07)	—
From net realized gain on investments	(0.06)		—	(0.04)	(0.01)	—

Total dividends and distributions	(0.16)		(0.08)	(0.17)	(0.08)	—

Net asset value at end of period	$9.64		$8.55	$7.49	$6.58	$10.62

Total investment return (b)	14.78	%(c)	15.30%	16.84%	(37.60%)	6.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86	%††	0.72%	1.62%	0.97%	0.29	%††
Net expenses (d)	0.37	%††	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (d)	0.88	%††	1.29%	1.58%	3.52%	39.60	%††
Portfolio turnover rate	112%		70%	67%	138%	24%
Net assets at end of period (in 000’s)	$2,416		$2,224	$1,571	$721	$270

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

86 MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
						June 29,
	Six months					2007**
	ended					through
	April 30,		Year ended October 31,			October 31,
	2011*		2010	2009	2008	2007
Net asset value at beginning of period	$8.60		$7.53	$6.59	$10.63	$10.00

Net investment income (loss)	0.09		0.08 (a)	0.13 (a)	0.09 (a)	0.02	(a)
Net realized and unrealized gain (loss) on investments	1.17		1.08	0.98	(4.03)	0.61

Total from investment operations	1.26		1.16	1.11	(3.94)	0.63

Less dividends and distributions:
From net investment income	(0.12)		(0.09)	(0.13)	(0.09)	—
From net realized gain on investments	(0.06)		—	(0.04)	(0.01)	—

Total dividends and distributions	(0.18)		(0.09)	(0.17)	(0.10)	—

Net asset value at end of period	$9.68		$8.60	$7.53	$6.59	$10.63

Total investment return (b)	14.83	%(c)	15.56%	17.31%	(37.49%)	6.40	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33	%††	1.01%	1.99%	1.08%	0.55	%††
Net expenses (d)	0.12	%††	0.12%	0.12%	0.13%	0.13	%††
Expenses (before reimbursement/waiver) (d)	0.63	%††	1.04%	1.34%	3.18%	39.11	%††
Portfolio turnover rate	112%		70%	67%	138%	24%
Net assets at end of period (in 000’s)	$40,418		$17,917	$14,283	$7,191	$273

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 87

Financial Highlights selected per share data and ratios

	Class R2
				January 8,
	Six months			2009**
	ended		Year ended	through
	April 30,		October 31,	October 31,
	2011*		2010	2009
Net asset value at beginning of period	$8.55		$7.49	$6.22

Net investment income (loss)	0.07		0.04 (a)	0.04	(a)
Net realized and unrealized gain (loss) on investments	1.18		1.09	1.23

Total from investment operations	1.25		1.13	1.27

Less dividends and distributions:
From net investment income	(0.09)		(0.07)	—
From net realized gain on investments	(0.06)		—	—

Total dividends and distributions	(0.15)		(0.07)	—

Net asset value at end of period	$9.65		$8.55	$7.49

Total investment return (b)	14.77	%(c)	15.10%	20.42	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.59	%††	0.47%	0.66	%††
Net expenses (e)	0.47	%††	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.98	%††	1.39%	1.64	%††
Portfolio turnover rate	112%		70%	67%
Net assets at end of period (in 000’s)	$2,206		$1,735	$419

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

88 MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
					May 1,
	Six months				2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$8.52		$7.48	$6.56	$9.61

Net investment income (loss)	0.06		0.03 (a)	0.10 (a)	0.01	(a)
Net realized and unrealized gain (loss) on investments	1.16		1.07	0.96	(3.06)

Total from investment operations	1.22		1.10	1.06	(3.05)

Less dividends and distributions:
From net investment income	(0.07)		(0.06)	(0.10)	—
From net realized gain on investments	(0.06)		—	(0.04)	—

Total dividends and distributions	(0.13)		(0.06)	(0.14)	—

Net asset value at end of period	$9.61		$8.52	$7.48	$6.56

Total investment return (b)	14.51	%(c)	14.78%	16.66%	(31.74	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36	%††	0.39%	1.49%	0.28	% ††
Net expenses (d)	0.72	%††	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	1.23	%††	1.64%	1.94%	2.99	% ††
Portfolio turnover rate	112%		70%	67%	138%
Net assets at end of period (in 000’s)	$3,247		$2,729	$2,149	$1,473

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 89

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a diversified fund. Each Retirement Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Retirement Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Retirement Funds each currently offer six classes of shares. Class A shares and Class I shares commenced operations on June 29, 2007. Class R1 was first offered to the public on June 29, 2007, however has not commenced operations. Class R2 shares and Class R3 shares were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending on eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than the Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to the New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds-of-funds” and may invest in other Funds of the Trust as well as Funds of the Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, and Eclipse Funds Inc., a Maryland corporation, for which New York Life Investments also serves as manager (“Affiliated Underlying Funds”). The Retirement Funds may also invest in other unaffiliated funds, if a New York Life Investments managed mutual fund in a particular asset class is not available. (“Unaffiliated Underlying Funds” and, collectively with the Affiliated Underlying Funds, the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

“Fair value” is defined as the price that a Retirement Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or

90    MainStay Retirement Fund

liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Retirement Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Retirement Funds to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Retirement Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Retirement Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Retirement Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Retirement Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for each Retirement Fund’s investments is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAV at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

The Retirement Funds’ other investments and securities held by the Affiliated Underlying Funds are valued as described below. Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Underlying Fund’s manager in consultation with the Underlying Fund’s subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, include corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Underlying Fund has engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Retirement Funds’ Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Retirement Funds’ Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Retirement Funds did not hold securities that were valued in such a manner.

(B) Income Taxes. Each of the Retirement Funds is treated as a separate entity for federal income tax purposes.

The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue

mainstayinvestments.com    91

Notes to Financial Statements (unaudited) (continued)

Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Retirement Funds in proportion to the net assets of the respective Retirement Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Retirement Fund, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Retirement Funds may vary.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to a Management Agreement, as amended (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager also pays the salaries and expenses of all personnel affiliated with the Retirement Funds and the operational expenses of the Retirement Funds. Prior to January 1, 2011, Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, served as Subadvisor to the Retirement Funds and was responsible for the day-to-day portfolio management of the Retirement Funds. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments paid for the services of the Subadvisor.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. This waiver may be modified or terminated only with Board approval. Each Retirement Fund also indirectly pays a proportionate share of the management fees paid to the investment advisers of the Underlying Funds in which each Retirement Fund invests.

92    MainStay Retirement Fund

The Manager has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses relating to the purchase or sale of portfolio investments, and aquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Retirement Funds as follows:

Total

MainStay Retirement 2010 Fund	$25,329

MainStay Retirement 2020 Fund	37,155

MainStay Retirement 2030 Fund	56,245

MainStay Retirement 2040 Fund	33,487

MainStay Retirement 2050 Fund	19,192

For the six-month period ended April 30, 2011, New York Life Investments waived/reimbursed expenses of the Retirement Funds as follows:

Total

MainStay Retirement 2010 Fund	$114,505

MainStay Retirement 2020 Fund	123,103

MainStay Retirement 2030 Fund	168,304

MainStay Retirement 2040 Fund	133,634

MainStay Retirement 2050 Fund	99,154

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Retirement Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution/service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by each Retirement Fund for the six-month period ended April 30, 2011, were as follows:

MainStay Retirement 2010 Fund

Class R2	$903

Class R3	412

MainStay Retirement 2020 Fund

Class R2	$901

Class R3	1,001

MainStay Retirement 2030 Fund

Class R2	$1,520

Class R3	3,133

MainStay Retirement 2040 Fund

Class R2	$1,847

Class R3	2,489

MainStay Retirement 2050 Fund

Class R2	$962

Class R3	1,466

(C) Sales Charges. The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2011 were as follows:

MainStay Retirement 2010 Fund

Investor Class	$900

Class A	116

mainstayinvestments.com    93

Notes to Financial Statements (unaudited) (continued)

MainStay Retirement 2020 Fund

Investor Class	$4,321

Class A	243

MainStay Retirement 2030 Fund

Investor Class	$5,349

Class A	2,260

MainStay Retirement 2040 Fund

Investor Class	$4,603

Class A	787

MainStay Retirement 2050 Fund

Investor Class	$1,605

Class A	638

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from unaffiliated underlying funds. Transfer agent expenses incurred by the Retirement Funds for the six-month period ended April 30, 2011, were as follows:

MainStay Retirement 2010 Fund

Investor Class	$2,341

Class A	6,491

Class I	37,513

Class R2	1,672

Class R3	764

MainStay Retirement 2020 Fund

Investor Class	$3,966

Class A	9,906

Class I	38,591

Class R2	1,280

Class R3	1,422

MainStay Retirement 2030 Fund

Investor Class	$4,956

Class A	11,740

Class I	75,260

Class R2	2,625

Class R3	5,413

MainStay Retirement 2040 Fund

Investor Class	$4,732

Class A	7,151

Class I	49,300

Class R2	3,681

Class R3	4,962

MainStay Retirement 2050 Fund

Investor Class	$2,870

Class A	2,102

Class I	28,048

Class R2	1,766

Class R3	2,690

For the six-month period ended April 30, 2011, the Retirement Funds were reimbursed transfer agent fees as follows:

Total

MainStay Retirement 2010 Fund	$946

MainStay Retirement 2020 Fund	1,714

MainStay Retirement 2030 Fund	3,020

MainStay Retirement 2040 Fund	1,590

MainStay Retirement 2050 Fund	776

(E) Small Amount Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Retirement 2010 Fund

MainStay 130/30 Core Fund Class I	0.44%

MainStay 130/30 Growth Fund Class I	2.94

MainStay 130/30 International Fund Class I	0.27

MainStay Cash Reserves Fund Class I	0.37

94    MainStay Retirement Fund

MainStay Retirement 2010 Fund (Continued)

MainStay Common Stock Fund Class I	1.46%

MainStay Convertible Fund Class I	0.42

MainStay Epoch Global Choice Fund Class I	1.03

MainStay Epoch International Small Cap Fund Class I	0.55

MainStay Epoch U.S. All Cap Fund Class I	0.70

MainStay Flexible Bond Opportunities Bond Class I	1.47

MainStay Floating Rate Fund Class I	0.28

MainStay Global High Income Fund Class I	2.24

MainStay Growth Equity Fund Class I	0.87

MainStay High Yield Corporate Bond Fund Class I	0.08

MainStay High Yield Opportunities Fund Class I	0.14

MainStay ICAP Equity Fund Class I	0.23

MainStay ICAP International Fund Class I	0.26

MainStay ICAP Select Equity Fund Class I	0.07

MainStay Indexed Bond Fund Class I	2.20

MainStay Intermediate Term Bond Fund Class I	0.83

MainStay International Equity Fund Class I	0.09

MainStay Large Cap Growth Fund Class I	0.06

MainStay MAP Fund Class I	0.41

MainStay U.S. Small Cap Fund Class I	0.41

MainStay Retirement 2020 Fund

MainStay 130/30 Core Fund Class I	0.85%

MainStay 130/30 Growth Fund Class I	5.11

MainStay 130/30 International Fund Class I	0.67

MainStay Cash Reserves Fund Class I	0.57

MainStay Common Stock Fund Class I	3.18

MainStay Convertible Fund Class I	0.63

MainStay Epoch Global Choice Fund Class I	1.56

MainStay Epoch International Small Cap Fund Class I	1.05

MainStay Epoch U.S. All Cap Fund Class I	1.31

MainStay Flexible Bond Opportunities Fund Class I	2.17

MainStay Floating Rate Fund Class I	0.44

MainStay Global High Income Fund Class I	3.83

MainStay Growth Equity Fund Class I	5.18

MainStay High Yield Corporate Bond Fund Class I	0.11

MainStay High Yield Opportunities Fund Class I	0.19

MainStay ICAP Equity Fund Class I	0.50

MainStay ICAP International Fund Class I	0.56

MainStay ICAP Select Equity Fund Class I	0.13

MainStay Indexed Bond Fund Class I	1.80

MainStay International Equity Fund Class I	0.35

MainStay Intermediate Term Bond Fund Class I	0.85

MainStay Large Cap Growth Fund Class I	0.09

MainStay MAP Fund Class I	0.84

MainStay U.S. Small Cap Fund Class I	0.49

MainStay Retirement 2030 Fund

MainStay 130/30 Core Fund Class I	1.32%

MainStay 130/30 Growth Fund Class I	8.98

MainStay 130/30 International Fund Class I	1.44

MainStay Cash Reserves Fund	0.50

MainStay Common Stock Fund Class I	6.08

MainStay Convertible Fund Class I	0.69

MainStay Epoch Global Choice Fund Class I	2.47

MainStay Epoch International Small Cap Fund	2.02

MainStay Epoch U.S. All Cap Growth Fund Class I	2.36

MainStay Flexible Bond Opportunities Fund Class I	2.46

MainStay Floating Rate Fund Class I	0.76

MainStay Global High Income Fund Class I	8.32

MainStay Growth Equity Fund Class I	22.17

MainStay High Yield Corporate Bond Fund Class I	0.14

MainStay High Yield Opportunities Fund Class I	0.24

MainStay ICAP Equity Fund Class I	0.96

MainStay ICAP International Fund Class I	1.18

MainStay ICAP Select Equity Fund Class I	0.22

MainStay Indexed Bond Fund Class I	0.50

MainStay Intermediate Term Bond Fund Class I	0.63

MainStay International Equity Fund Class I	0.78

MainStay Large Cap Growth Fund Class I	0.16

MainStay MAP Fund Class I	1.69

MainStay U.S. Small Cap Fund Class I	1.31

MainStay Retirement 2040 Fund

MainStay 130/30 Core Fund Class I	0.82%

MainStay 130/30 Growth Fund Class I	5.84

MainStay 130/30 International Fund Class I	1.02

MainStay Cash Reserves Fund Class I	0.14

MainStay Common Stock Fund Class I	4.07

MainStay Convertible Fund Class I	0.21

MainStay Epoch Global Choice Fund Class I	1.52

MainStay Epoch International Small Cap Fund Class I	1.35

MainStay Epoch U.S. All Cap Fund Class I	1.55

MainStay Flexible Bond Opportunities Fund Class I	0.69

MainStay Floating Rate Fund Class I	0.27

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Notes to Financial Statements (unaudited) (continued)

MainStay Retirement 2040 Fund (Continued)

MainStay Global High Income Fund Class I	3.04%

MainStay Growth Equity Fund Class I	19.51

MainStay High Yield Corporate Bond Fund Class I	0.05

MainStay High Yield Opportunities Fund Class I	0.10

MainStay ICAP Equity Fund Class I	0.48

MainStay ICAP International Fund Class I	0.80

MainStay ICAP Select Equity Fund Class I	0.14

MainStay Indexed Bond Fund Class I	0.20

MainStay Intermediate Term Bond Fund Class I	0.34

MainStay International Equity Fund Class I	0.76

MainStay Large Cap Growth Fund Class I	0.10

MainStay MAP Fund Class I	1.14

MainStay U.S. Small Cap Fund Class I	1.75

MainStay Retirement 2050 Fund

MainStay 130/30 Core Fund Class I	0.49%

MainStay 130/30 Growth Fund Class I	3.60

MainStay 130/30 International Fund Class I	0.66

MainStay Cash Reserves Fund Class I	0.04

MainStay Common Stock Fund Class I	2.52

MainStay Convertible Fund Class I	0.07

MainStay Epoch Global Choice Fund Class I	0.90

MainStay Epoch International Small Cap Fund Class I	0.86

MainStay Epoch U.S. All Cap Fund Class I	0.90

MainStay Flexible Bond Opportunities Fund Class I	0.21

MainStay Floating Rate Fund Class I	0.09

MainStay Global High Income Fund Class I	1.05

MainStay Growth Equity Fund Class I	13.41

MainStay High Yield Corporate Bond Fund Class I	0.01

MainStay High Yield Opportunities Fund Class I	0.01

MainStay ICAP Equity Fund Class I	0.17

MainStay ICAP International Fund Class I	0.51

MainStay ICAP Select Equity Fund Class I	0.08

MainStay Indexed Bond Fund Class I	0.08

MainStay Intermediate Term Bond Fund Class I	0.18

MainStay International Equity Fund Class I	0.53

MainStay Large Cap Growth Fund Class I	0.06

MainStay MAP Fund Class I	0.70

MainStay U.S. Small Cap Fund Class I	1.79

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Retirement Funds by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Retirement Funds through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay Retirement 2010 Fund	$685

MainStay Retirement 2020 Fund	1,025

MainStay Retirement 2030 Fund	1,573

MainStay Retirement 2040 Fund	946

MainStay Retirement 2050 Fund	546

Effective March 18, 2011, the Retirement Funds are no longer directly responsible for any portion of the cost of legal services provided to the Retirement Funds by OGC.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

	2010
	Tax-Based	Tax-Based
	Distributions	Distributions
	from Ordinary	from Long-Term
	Income	Gains	Total

MainStay Retirement 2010 Fund	$935,726	$—	$935,726

MainStay Retirement 2020 Fund	1,082,428	—	1,082,428

MainStay Retirement 2030 Fund	1,051,998	—	1,051,998

MainStay Retirement 2040 Fund	488,651	—	488,651

MainStay Retirement 2050 Fund	213,463	—	213,463

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Retirement Funds. Custodial fees are charged to the Retirement Funds based on the market value of securities in the Retirement Funds and the number of certain cash transactions incurred by the Retirement Funds.

96    MainStay Retirement Fund

Note 6–Line of Credit

The Retirement Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Retirement Funds on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

For the six-month period ended April 30, 2011, purchases and sales of securities were as follows:

	MainStay Retirement 2010 Fund		MainStay Retirement 2020 Fund		MainStay Retirement 2030 Fund
	Purchases	Sales	Purchases	Sales	Purchases	Sales

U.S. Government Securities	$—	$—	$—	$—	$—	$—

All Others	36,796	29,704	51,171	38,558	114,596	79,128

Total	$36,796	$29,704	$51,171	$38,558	$114,596	$79,128

	MainStay Retirement 2040 Fund		MainStay Retirement 2050 Fund
	Purchases	Sales	Purchases	Sales

U.S. Government Securities	$—	$—	$—	$—

All Others	77,435	52,572	61,873	42,690

Total	$77,435	$52,572	$61,873	$42,690

Note 8–Capital Share Transactions

MainStay Retirement 2010 Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	15,893	$160,791
Shares issued to shareholders in reinvestment of dividends and distributions	1,884	18,630
Shares redeemed	(6,239)	(63,067)

Net increase (decrease)	11,538	$116,354

Year ended October 31, 2010:
Shares sold	32,781	$312,399
Shares issued to shareholders in reinvestment of dividends	434	4,024
Shares redeemed	(4,545)	(42,911)

Net increase (decrease)	28,670	$273,512

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	83,374	$846,620
Shares issued to shareholders in reinvestment of dividends and distributions	26,839	264,628
Shares redeemed	(84,608)	(853,789)

Net increase (decrease)	25,605	$257,459

Year ended October 31, 2010:
Shares sold	144,380	$1,372,805
Shares issued to shareholders in reinvestment of dividends	15,415	142,596
Shares redeemed	(189,531)	(1,790,461)

Net increase (decrease)	(29,736)	$(275,060)

mainstayinvestments.com    97

Notes to Financial Statements (unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,523,681	$15,384,751
Shares issued to shareholders in reinvestment of dividends and distributions	147,181	1,458,560
Shares redeemed	(900,937)	(9,146,842)

Net increase (decrease)	769,925	$7,696,469

Year ended October 31, 2010:
Shares sold	1,181,700	$11,220,848
Shares issued to shareholders in reinvestment of dividends	79,405	737,674
Shares redeemed	(1,397,657)	(13,213,481)

Net increase (decrease)	(136,552)	$(1,254,959)

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	19,288	$194,372
Shares issued to shareholders in reinvestment of dividends and distributions	6,898	68,157
Shares redeemed	(25,105)	(252,693)

Net increase (decrease)	1,081	$9,836

Year ended October 31, 2010:
Shares sold	45,714	$434,695
Shares issued to shareholders in reinvestment of dividends	3,533	32,713
Shares redeemed	(71,595)	(680,293)

Net increase (decrease)	(22,348)	$(212,885)

Class R3	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	2,098	$21,231
Shares issued to shareholders in reinvestment of dividends and distributions	2,905	28,728
Shares redeemed	(13,849)	(139,604)

Net increase (decrease)	(8,846)	$(89,645)

Year ended October 31, 2010:
Shares sold	7,655	$72,183
Shares issued to shareholders in reinvestment of dividends	2,019	18,719
Shares redeemed	(32,534)	(301,647)

Net increase (decrease)	(22,860)	$(210,745)

MainStay Retirement 2020 Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	81,926	$803,632
Shares issued to shareholders in reinvestment of dividends and distributions	7,679	72,956
Shares redeemed	(11,879)	(115,588)

Net increase (decrease) in shares outstanding before conversion	77,726	761,000
Shares converted from Investor Class (See Note 1)	(8,498)	(83,124)

Net increase (decrease)	69,228	$677,876

Year ended October 31, 2010:
Shares sold	134,132	$1,197,146
Shares issued to shareholders in reinvestment of dividends	2,000	17,599
Shares redeemed	(25,731)	(231,819)

Net increase (decrease) in shares outstanding before conversion	110,401	982,926
Shares converted into Investor Class (See Note 1)	1,161	10,587
Shares converted from Investor Class (See Note 1)	(16,630)	(150,114)

Net increase (decrease)	94,932	$843,399

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	118,006	$1,151,806
Shares issued to shareholders in reinvestment of dividends and distributions	51,748	490,568
Shares redeemed	(109,491)	(1,059,224)

Net increase (decrease) in shares outstanding before conversion	60,263	583,150
Shares converted into Class A (See Note 1)	8,514	83,124

Net increase (decrease)	68,777	$666,274

Year ended October 31, 2010:
Shares sold	285,232	$2,527,707
Shares issued to shareholders in reinvestment of dividends	22,685	199,170
Shares redeemed	(205,000)	(1,827,517)

Net increase (decrease) in shares outstanding before conversion	102,917	899,360
Shares converted into Class A (See Note 1)	16,653	150,114
Shares converted from Class A (See Note 1)	(1,163)	(10,587)

Net increase (decrease)	118,407	$1,038,887

98    MainStay Retirement Fund

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,910,611	$18,591,624
Shares issued to shareholders in reinvestment of dividends and distributions	189,958	1,806,497
Shares redeemed	(819,786)	(7,985,579)

Net increase (decrease)	1,280,783	$12,412,542

Year ended October 31, 2010:
Shares sold	1,741,398	$15,618,479
Shares issued to shareholders in reinvestment of dividends	93,163	820,771
Shares redeemed	(1,901,355)	(16,942,828)

Net increase (decrease)	(66,794)	$(503,578)

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	13,886	$135,283
Shares issued to shareholders in reinvestment of dividends and distributions	6,375	60,502
Shares redeemed	(7,384)	(70,462)

Net increase (decrease)	12,877	$125,323

Year ended October 31, 2010 (a):
Shares sold	73,783	$671,682
Shares issued to shareholders in reinvestment of dividends	2,091	18,380
Shares redeemed	(19,324)	(175,261)

Net increase (decrease)	56,550	$514,801

Class R3	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	11,390	$110,336
Shares issued to shareholders in reinvestment of dividends and distributions	6,860	65,105
Shares redeemed	(12,168)	(118,151)

Net increase (decrease)	6,082	$57,290

Year ended October 31, 2010:
Shares sold	17,087	$152,566
Shares issued to shareholders in reinvestment of dividends	3,016	26,508
Shares redeemed	(19,394)	(172,971)

Net increase (decrease)	709	$6,103

(a) Class R2 shares first commenced investment operations on January 8, 2009.

MainStay Retirement 2030 Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	80,831	$762,251
Shares issued to shareholders in reinvestment of dividends and distributions	4,350	39,973
Shares redeemed	(16,489)	(155,929)

Net increase (decrease) in shares outstanding before conversion	68,692	646,295
Shares converted into Investor Class (See Note 1)	709	6,782
Shares converted from Investor Class (See Note 1)	(3,081)	(29,176)

Net increase (decrease)	66,320	$623,901

Year ended October 31, 2010:
Shares sold	149,946	$1,258,688
Shares issued to shareholders in reinvestment of dividends	1,219	10,126
Shares redeemed	(17,737)	(148,742)

Net increase (decrease) in shares outstanding before conversion	133,428	1,120,072
Shares converted into Investor Class (See Note 1)	2,882	24,961
Shares converted from Investor Class (See Note 1)	(13,656)	(116,287)

Net increase (decrease)	122,654	$1,028,746

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	188,235	$1,766,778
Shares issued to shareholders in reinvestment of dividends and distributions	30,275	277,315
Shares redeemed	(144,320)	(1,352,769)

Net increase (decrease) in shares outstanding before conversion	74,190	691,324
Shares converted into Class A (See Note 1)	3,087	29,176
Shares converted from Class A (See Note 1)	(710)	(6,782)

Net increase (decrease)	76,567	$713,718

Year ended October 31, 2010:
Shares sold	282,839	$2,358,816
Shares issued to shareholders in reinvestment of dividends	18,191	150,443
Shares redeemed	(189,735)	(1,585,647)

Net increase (decrease) in shares outstanding before conversion	111,295	923,612
Shares converted into Class A (See Note 1)	13,689	116,287
Shares converted from Class A (See Note 1)	(2,889)	(24,961)

Net increase (decrease)	122,095	$1,014,938

mainstayinvestments.com    99

Notes to Financial Statements (unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	5,327,800	$50,183,899
Shares issued to shareholders in reinvestment of dividends and distributions	166,847	1,538,330
Shares redeemed	(1,775,163)	(16,879,594)

Net increase (decrease)	3,719,484	$34,842,635

Year ended October 31, 2010:
Shares sold	2,224,743	$18,725,669
Shares issued to shareholders in reinvestment of dividends	97,231	808,959
Shares redeemed	(1,572,241)	(13,182,775)

Net increase (decrease)	749,733	$6,351,853

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	28,214	$265,425
Shares issued to shareholders in reinvestment of dividends and distributions	6,388	58,514
Shares redeemed	(21,689)	(199,765)

Net increase (decrease)	12,913	$124,174

Year ended October 31, 2010:
Shares sold	230,106	$1,950,994
Shares issued to shareholders in reinvestment of dividends	2,734	22,641
Shares redeemed	(102,375)	(843,645)

Net increase (decrease)	130,465	$1,129,990

Class R3	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	23,570	$221,500
Shares issued to shareholders in reinvestment of dividends and distributions	11,856	108,961
Shares redeemed	(21,643)	(202,711)

Net increase (decrease)	13,783	$127,750

Year ended October 31, 2010:
Shares sold	67,869	$569,152
Shares issued to shareholders in reinvestment of dividends	7,208	59,829
Shares redeemed	(28,024)	(236,349)

Net increase (decrease)	47,053	$392,632

MainStay Retirement 2040 Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	75,185	$692,699
Shares issued to shareholders in reinvestment of dividends and distributions	3,929	35,404
Shares redeemed	(16,044)	(147,949)

Net increase (decrease) in shares outstanding before conversion	63,070	580,154
Shares converted into Investor Class (See Note 1)	173	1,623
Shares converted from Investor Class (See Note 1)	(4,012)	(37,313)

Net increase (decrease)	59,231	$544,464

Year ended October 31, 2010:
Shares sold	88,883	$728,276
Shares issued to shareholders in reinvestment of dividends	994	8,084
Shares redeemed	(16,886)	(139,458)

Net increase (decrease) in shares outstanding before conversion	72,991	596,902
Shares converted into Investor Class (See Note 1)	483	4,085
Shares converted from Investor Class (See Note 1)	(637)	(5,376)

Net increase (decrease)	72,837	$595,611

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	87,557	$806,549
Shares issued to shareholders in reinvestment of dividends and distributions	18,734	168,043
Shares redeemed	(87,155)	(799,155)

Net increase (decrease) in shares outstanding before conversion	19,136	175,437
Shares converted into Class A (See Note 1)	4,029	37,313
Shares converted from Class A (See Note 1)	(173)	(1,623)

Net increase (decrease)	22,992	$211,127

Year ended October 31, 2010:
Shares sold	171,077	$1,392,600
Shares issued to shareholders in reinvestment of dividends	8,087	65,427
Shares redeemed	(108,115)	(890,542)

Net increase (decrease) in shares outstanding before conversion	71,049	567,485
Shares converted into Class A (See Note 1)	639	5,376
Shares converted from Class A (See Note 1)	(485)	(4,085)

Net increase (decrease)	71,203	$568,776

100    MainStay Retirement Fund

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	3,594,197	$33,178,595
Shares issued to shareholders in reinvestment of dividends and distributions	101,169	913,557
Shares redeemed	(1,052,543)	(9,783,144)

Net increase (decrease)	2,642,823	$24,309,008

Year ended October 31, 2010:
Shares sold	1,242,546	$10,231,009
Shares issued to shareholders in reinvestment of dividends	44,430	361,660
Shares redeemed	(968,618)	(7,905,780)

Net increase (decrease)	318,358	$2,686,889

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	55,578	$510,796
Shares issued to shareholders in reinvestment of dividends and distributions	9,021	81,106
Shares redeemed	(33,423)	(306,026)

Net increase (decrease)	31,176	$285,876

Year ended October 31, 2010:
Shares sold	246,911	$2,066,813
Shares issued to shareholders in reinvestment of dividends	2,286	18,538
Shares redeemed	(47,016)	(385,515)

Net increase (decrease)	202,181	$1,699,836

Class R3	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	26,328	$242,927
Shares issued to shareholders in reinvestment of dividends and distributions	11,200	100,695
Shares redeemed	(5,519)	(50,520)

Net increase (decrease)	32,009	$293,102

Year ended October 31, 2010:
Shares sold	58,272	$475,421
Shares issued to shareholders in reinvestment of dividends	4,277	34,687
Shares redeemed	(11,297)	(92,671)

Net increase (decrease)	51,252	$417,437

MainStay Retirement 2050 Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	24,707	$224,163
Shares issued to shareholders in reinvestment of dividends and distributions	1,378	12,186
Shares redeemed	(9,209)	(83,153)

Net increase (decrease) in shares outstanding before conversion	16,876	153,196
Shares converted from Investor Class (See Note 1)	(2,978)	(26,741)

Net increase (decrease)	13,898	$126,455

Year ended October 31, 2010:
Shares sold	40,499	$321,366
Shares issued to shareholders in reinvestment of dividends	425	3,360
Shares redeemed	(4,749)	(38,188)

Net increase (decrease)	36,175	$286,538

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	50,495	$452,592
Shares issued to shareholders in reinvestment of dividends and distributions	4,951	43,765
Shares redeemed	(67,773)	(607,207)

Net increase (decrease) in shares outstanding before conversion	(12,327)	(110,850)
Shares converted into Class A (See Note 1)	2,978	26,741

Net increase (decrease)	(9,349)	$(84,109)

Year ended October 31, 2010:
Shares sold	67,378	$534,027
Shares issued to shareholders in reinvestment of dividends	2,180	17,197
Shares redeemed	(19,037)	(149,462)

Net increase (decrease)	50,521	$401,762

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	3,236,059	$29,348,234
Shares issued to shareholders in reinvestment of dividends and distributions	42,717	378,899
Shares redeemed	(1,187,483)	(10,833,116)

Net increase (decrease)	2,091,293	$18,894,017

Year ended October 31, 2010:
Shares sold	797,895	$6,381,929
Shares issued to shareholders in reinvestment of dividends	21,464	169,995
Shares redeemed	(632,521)	(5,040,806)

Net increase (decrease)	186,838	$1,511,118

mainstayinvestments.com    101

Notes to Financial Statements (unaudited) (continued)

Class R2	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	34,006	$308,504
Shares issued to shareholders in reinvestment of dividends and distributions	3,522	31,171
Shares redeemed	(11,730)	(104,345)

Net increase (decrease)	25,798	$235,330

Year ended October 31, 2010:
Shares sold	160,749	$1,314,761
Shares issued to shareholders in reinvestment of dividends	669	5,289
Shares redeemed	(14,551)	(115,325)

Net increase (decrease)	146,867	$1,204,725

Class R3	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	20,897	$189,096
Shares issued to shareholders in reinvestment of dividends and distributions	4,899	43,255
Shares redeemed	(8,208)	(72,379)

Net increase (decrease)	17,588	$159,972

Year ended October 31, 2010:
Shares sold	43,337	$344,126
Shares issued to shareholders in reinvestment of dividends	2,230	17,594
Shares redeemed	(12,741)	(101,269)

Net increase (decrease)	32,826	$260,451

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

102    MainStay Retirement Fund

Board Consideration and Approval of Management Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements between the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (“Retirement Funds”) and New York Life Investment Management LLC (“New York Life Investments”). In approving these agreements (the “Agreements”), the Board noted that because it had approved the termination of the Subadvisory Agreements between New York Life Investments and Madison Square Investors LLC (“MSI”) on behalf of the Retirement Funds at its meeting on December 2, 2010, to be effective January 1, 2011, New York Life Investments would be assuming day-to-day portfolio management responsibilities for the Retirement Funds on that date.

The Board previously considered and approved the Agreements at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Retirement Funds prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Retirement Funds’ investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Retirement Funds, and the rationale for any differences in the Retirement Funds’ management fees and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Retirement Funds to New York Life Investments and its affiliates, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Retirement Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Retirement Funds by New York Life Investments; (ii) the investment performance of the Retirement Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates from their relationship with the Retirement Funds; (iv) the extent to which economies of scale may be realized as the Retirement Funds grow, and the extent to which economies of scale may benefit Retirement Funds investors; and (v) the reasonableness of the Retirement Funds’ management fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year with respect to New York Life Investments and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Retirement Funds, and that the Retirement Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Retirement Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the Retirement Funds, noting that New York Life Investments manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at New York Life Investments providing investment advisory, management and administrative services to the Retirement Funds, as well as New York Life Investments’ reputation and financial condition. In this regard, the Board considered the experience of each Retirement Fund’s portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments’ method for compensating portfolio managers. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Retirement Funds’ legal and compliance environment, for overseeing compliance with the Retirement Funds’ policies and investment objectives, and for implementing

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Board Consideration and Approval of Management Agreements (Unaudited) (continued)

Board directives as they relate to the Retirement Funds. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Retirement Funds, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Retirement Funds’ officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Retirement Funds’ prospectus.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Retirement Funds’ investment performance, the Board considered investment performance results in light of the Retirement Funds’ investment objectives, strategies and risks, as disclosed in the Retirement Funds’ prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Retirement Funds’ performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Retirement Funds’ gross and net returns, the Retirement Funds’ investment performance relative to relevant investment categories and Fund benchmarks, the Retirement Funds’ risk-adjusted investment performance, and the Retirement Funds’ investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Retirement Funds as compared to peer funds. In evaluating the performance of the Retirement Funds, the Board also took into account whether the Retirement Funds had been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board further noted that, while the historical investment performance of the Retirement Funds related to periods in which MSI served as subadvisor, one of the portfolio managers of the Retirement Funds for MSI would remain a portfolio manager as an employee of New York Life Investments upon the assumption of day-to-day portfolio management responsibilities by New York Life Investments.

In considering the Retirement Funds’ investment performance, the Board focused principally on each Retirement Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Retirement Funds’ investment performance, as well as discussions between the Retirement Funds’ portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Because the Retirement Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Retirement Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Retirement Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Retirement Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Retirement Funds’ prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds. The Board noted that the shareholders of the Retirement Funds indirectly pay the management fees of the underlying funds in which the Retirement Funds invest. The Board considered that the Retirement Funds’ investments in underlying funds that are affiliates of New York Life Investments indirectly benefit New York Life Investments.

In evaluating any costs and profits of New York Life Investments and its affiliates due to their relationships with the Retirement Funds, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Retirement Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Retirement Funds, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Retirement Funds. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that each Retirement Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Retirement Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Retirement Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Retirement Funds, New York Life Investments’ affiliates also earn revenues from serving the Retirement Funds in various other

104    MainStay Retirement Fund

capacities, including as the Retirement Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Retirement Funds to New York Life Investments and its affiliates was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Retirement Funds to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Retirement Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Retirement Funds Grow

The Board also considered whether the Retirement Funds’ expense structures permitted economies of scale to be shared with Retirement Fund investors. The Board reviewed information from New York Life Investments showing how the Retirement Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Retirement Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Retirement Funds benefit from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Retirement Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. The Board also noted that it separately considers economies of scale as part of its review of the management agreements of the underlying funds in which the Retirement Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds’ expense structures appropriately reflect economies of scale for the benefit of Retirement Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Retirement Funds’ expense structures as the Retirement Funds grow over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Retirement Funds’ expected total ordinary operating expenses. The Board also considered the impact of the Retirement Funds’ expense limitation arrangements pursuant to which New York Life Investments has agreed to waive its management fee entirely and to limit the Retirement Funds’ total ordinary operating expenses.

In assessing the reasonableness of the Retirement Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board also considered the reasonableness of the fees and expenses the Retirement Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds for the Retirement Funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Retirement Funds. In this regard, the Board took into account explanations from New York Life Investments about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Retirement Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Retirement Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Retirement Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Retirement Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Retirement Funds’ transfer agent, charges the Retirement Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Funds.

The Board observed that, because the Retirement Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing

mainstayinvestments.com    105

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Retirement Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

106    MainStay Retirement Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    107

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23079 MS136-11	MSRF10-06/11
C1

MainStay S&P 500 Index Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	18

Notes to Financial Statements	23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	30

Proxy Voting Policies and Procedures and Proxy Voting Record	33

Shareholder Reports and Quarterly Portfolio Disclosure	33

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	12.47%	12.84%	1.74%	1.95%	1.01%
		Excluding sales charges	15.95	16.33	2.36	2.26	1.01

Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges	12.54	12.95	1.77	1.97	0.74
		Excluding sales charges	16.02	16.44	2.39	2.28	0.74

Class I Shares	No Sales Charge		16.14	16.74	2.69	2.58	0.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A shares, first offered on January 2, 2004, includes the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

S&P 500® Index[5]	16.36%	17.22%	2.95%	2.82%

Average Lipper S&P 500 Index Objective Fund[6]	16.03	16.54	2.43	2.31

5.	“S&P 500®” and “S&P®” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by New York Life Investments. Standard & Poor’s does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6.	The average Lipper S&P 500 Index objective fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested basis dividends). In addition, S&P 500® Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$1,159.50	$3.75	$1,021.30	$3.51

Class A Shares	$1,000.00	$1,160.20	$3.21	$1,021.80	$3.01

Class I Shares	$1,000.00	$1,161.40	$1.88	$1,023.10	$1.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.70% for Investor Class, 0.60% for Class A and 0.35% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of April 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	10.3%
Pharmaceuticals	5.3
Computers & Peripherals	4.1
Diversified Financial Services	3.8
Insurance	3.7
Software	3.5
Media	3.2
IT Services	3.0
Aerospace & Defense	2.7
Commercial Banks	2.6
Diversified Telecommunication Services	2.5
Semiconductors & Semiconductor Equipment	2.5
Industrial Conglomerates	2.4
Machinery	2.4
Beverages	2.3
Capital Markets	2.3
Energy Equipment & Services	2.3
Food & Staples Retailing	2.2
Chemicals	2.1
Communications Equipment	2.0
Health Care Providers & Services	2.0
Household Products	2.0
Health Care Equipment & Supplies	1.8
Specialty Retail	1.8
Food Products	1.7
Internet Software & Services	1.7
Electric Utilities	1.6
Hotels, Restaurants & Leisure	1.6
Tobacco	1.6
Real Estate Investment Trusts	1.5
Multi-Utilities	1.2
Biotechnology	1.1
Metals & Mining	1.1
Air Freight & Logistics	1.0
Internet & Catalog Retail	0.9
Consumer Finance	0.8
Road & Rail	0.8
Multiline Retail	0.7
Automobiles	0.5
Commercial Services & Supplies	0.5
Electrical Equipment	0.5
Life Sciences Tools & Services	0.5
Textiles, Apparel & Luxury Goods	0.5
Electronic Equipment & Instruments	0.4
Household Durables	0.4
Wireless Telecommunication Services	0.3
Auto Components	0.2
Construction & Engineering	0.2
Independent Power Producers & Energy Traders	0.2
Paper & Forest Products	0.2
Personal Products	0.2
Airlines	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Professional Services	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1
Building Products	0.0	‡
Construction Materials	0.0	‡
Short-Term Investments	4.1
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2011 (excluding short-term investments)

1.	ExxonMobil Corp.
2.	Apple, Inc.
3.	Chevron Corp.
4.	General Electric Co.
5.	International Business Machines Corp.
6.	Microsoft Corp.
7.	AT&T, Inc.
8.	JPMorgan Chase & Co.
9.	Procter & Gamble Co. (The)
10.	Johnson & Johnson

8    MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 15.95% for Investor Class shares and 16.02% for Class A shares for the six months ended April 30, 2011. Over the same period, the Fund’s Class I shares returned 16.14%. Investor Class shares and Class A shares underperformed and Class I shares outperformed the 16.03% return of the average Lipper1 S&P 500 Index objective fund for the six months ended April 30, 2011. All share classes underperformed the 16.36% return of the S&P 500® Index2 for the six months ended April 30, 2011. Because the Fund incurs operating expenses that the Index does not, the Fund’s net performance will typically lag that of the Index. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

During the reporting period, how was the Fund’s performance materially affected by derivatives?

MainStay S&P 500 Index Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Since these futures track the performance of the S&P 500® Index closely, they had a positive impact on the Fund’s overall performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

During the reporting period, the S&P 500® industries with the highest total returns were real estate management & development, energy equipment & services, and health care technology. The S&P 500® industries with the lowest total returns were airlines, office electronics and Internet software & services.

During the reporting period, which industries made the strongest contributions to the Fund’s absolute perfor-mance and which industries made the weakest contributions?

During the reporting period, the S&P 500® industries that made the strongest positive contributions to the Fund’s absolute performance were oil, gas & consumable fuels, energy equipment & services, and media. (Contributions take weightings and total returns into account.) Over the same period, the S&P 500® industries that made the weakest contributions to the Fund’s absolute performance were Internet software & services, communications equipment and office electronics.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which S&P 500® stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were petroleum marketer and refiner Tesoro, telecommunications and fiber optics company JDS Uniphase and independent natural gas producer Cabot Oil & Gas. Over the same period, the S&P 500® stocks with the lowest total returns were imaging and printing company Eastman Kodak, Internet software & services company Akamai Technologies and communications equipment company Tellabs.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

During the reporting period, the S&P 500® stocks that made the strongest contributions to the Fund’s absolute performance were oil, gas & consumable fuels companies ExxonMobil and Chevron and industrial conglomerate General Electric. Over the same period, the S&P 500® Index stocks that made the weakest contributions to the Fund’s absolute performance were networking and communications provider Cisco Systems, Internet software & services company Google and capital markets company Goldman Sachs Group.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 12 additions to and 12 deletions from the S&P 500® Index. In terms of index weight, significant additions to the Index included health care products company Covidien and investment management and advisory firm BlackRock. Significant deletions included biotechnology company Genzyme and diversified telecommunication services company Qwest Communications International.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500® Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments††† April 30, 2011 (unaudited)

	Shares	Value
Common Stocks 95.9%†

Aerospace & Defense 2.7%
Boeing Co. (The)	83,867	$6,690,909
General Dynamics Corp.	42,451	3,091,282
Goodrich Corp.	14,245	1,258,831
Honeywell International, Inc.	88,848	5,440,163
ITT Corp.	20,851	1,204,979
L-3 Communications Holdings, Inc.	12,894	1,033,970
Lockheed Martin Corp.	32,723	2,593,298
Northrop Grumman Corp.	33,464	2,128,645
Precision Castparts Corp.	16,162	2,497,352
Raytheon Co.	41,610	2,020,166
Rockwell Collins, Inc.	17,884	1,128,480
Textron, Inc.	31,168	813,485
United Technologies Corp.	105,140	9,418,441

		39,320,001

Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	18,862	1,512,355
Expeditors International of Washington, Inc.	24,127	1,309,372
FedEx Corp.	35,756	3,420,777
United Parcel Service, Inc. Class B	112,659	8,446,045

		14,688,549

Airlines 0.1%
Southwest Airlines Co.	84,801	996,412

Auto Components 0.2%
Goodyear Tire & Rubber Co. (The) (a)	27,617	501,249
Johnson Controls, Inc.	76,535	3,137,935

		3,639,184

Automobiles 0.5%
Ford Motor Co. (a)	430,862	6,665,435
Harley-Davidson, Inc.	26,776	997,674

		7,663,109

Beverages 2.3%
Brown-Forman Corp. Class B	11,805	848,307
Coca-Cola Co. (The)	261,328	17,629,187
Coca-Cola Enterprises, Inc.	37,721	1,071,654
Constellation Brands, Inc. Class A (a)	20,153	451,226
Dr. Pepper Snapple Group, Inc.	25,879	1,014,457
Molson Coors Brewing Co. Class B	17,960	875,550
PepsiCo., Inc.	180,905	12,462,545

		34,352,926

Biotechnology 1.1%
Amgen, Inc. (a)	106,215	6,038,323
Biogen Idec, Inc. (a)	27,509	2,678,001
Celgene Corp. (a)	53,463	3,147,901
Cephalon, Inc. (a)	8,547	656,410
Gilead Sciences, Inc. (a)	90,587	3,518,399

		16,039,034

Building Products 0.0%‡
Masco Corp.	40,763	547,039

Capital Markets 2.3%
Ameriprise Financial, Inc.	28,560	1,772,434
Bank of New York Mellon Corp. (The)	141,326	4,092,801
BlackRock, Inc.	10,878	2,131,435
Charles Schwab Corp. (The)	112,627	2,062,200
E*TRADE Financial Corp. (a)	28,209	458,114
Federated Investors, Inc. Class B	10,422	268,679
Franklin Resources, Inc.	16,664	2,151,656
Goldman Sachs Group, Inc. (The)	59,286	8,952,779
Invesco, Ltd.	53,259	1,324,551
Janus Capital Group, Inc.	20,875	254,049
Legg Mason, Inc.	17,578	653,023
Morgan Stanley	176,298	4,610,193
Northern Trust Corp.	27,527	1,376,075
State Street Corp.	57,064	2,656,329
T. Rowe Price Group, Inc.	29,128	1,871,474

		34,635,792

Chemicals 2.1%
Air Products & Chemicals, Inc.	24,149	2,306,713
Airgas, Inc.	8,469	588,172
CF Industries Holdings, Inc.	8,083	1,144,149
Dow Chemical Co. (The)	133,028	5,452,818
E.I. du Pont de Nemours & Co.	104,974	5,961,473
Eastman Chemical Co.	8,216	881,166
Ecolab, Inc.	26,529	1,399,670
FMC Corp.	8,249	728,222
International Flavors & Fragrances, Inc.	9,083	576,952
Monsanto Co.	61,473	4,182,623
PPG Industries, Inc.	18,293	1,731,798
Praxair, Inc.	34,817	3,705,225
Sherwin-Williams Co. (The)	10,274	845,447
Sigma-Aldrich Corp.	13,789	973,228

		30,477,656

Commercial Banks 2.6%
BB&T Corp.	78,786	2,120,919
Comerica, Inc.	20,043	760,231
Fifth Third Bancorp	104,472	1,386,343
First Horizon National Corp.	29,695	325,160
Huntington Bancshares, Inc.	98,283	667,342
KeyCorp	108,369	939,559
M&T Bank Corp.	13,526	1,195,293

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of April 30, 2011, excluding short-term investments. May be subject to change daily

10 MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Commercial Banks (continued)

Marshall & Ilsley Corp.	59,976	$490,004
PNC Financial Services Group, Inc.	59,737	3,724,005
Regions Financial Corp.	142,786	1,048,049
SunTrust Banks, Inc.	61,034	1,720,548
U.S. Bancorp	217,962	5,627,779
Wells Fargo & Co.	600,054	17,467,572
Zions Bancorp	19,657	480,614

		37,953,418

Commercial Services & Supplies 0.5%
Avery Dennison Corp.	12,510	522,167
Cintas Corp.	14,192	440,662
Iron Mountain, Inc.	22,917	729,906
Pitney Bowes, Inc.	23,516	577,553
R.R. Donnelley & Sons Co.	23,456	442,380
Republic Services, Inc.	34,833	1,101,420
Stericycle, Inc. (a)	9,698	885,233
Waste Management, Inc.	54,289	2,142,244

		6,841,565

Communications Equipment 2.0%
Cisco Systems, Inc.	629,003	11,045,293
F5 Networks, Inc. (a)	9,203	932,816
Harris Corp.	14,672	779,523
JDS Uniphase Corp. (a)	25,184	524,834
Juniper Networks, Inc. (a)	60,926	2,335,294
Motorola Mobility Holdings, Inc. (a)	33,158	864,097
Motorola Solutions, Inc. (a)	37,893	1,738,531
QUALCOMM, Inc.	187,223	10,641,755
Tellabs, Inc.	43,455	213,799

		29,075,942

Computers & Peripherals 4.1%
X Apple, Inc. (a)	104,939	36,542,908
Dell, Inc. (a)	192,428	2,984,559
EMC Corp. (a)	235,621	6,677,499
Hewlett-Packard Co.	248,033	10,013,092
Lexmark International, Inc. Class A (a)	8,924	287,799
NetApp, Inc. (a)	41,906	2,178,274
SanDisk Corp. (a)	26,486	1,301,522
Western Digital Corp. (a)	26,060	1,037,188

		61,022,841

Construction & Engineering 0.2%
Fluor Corp.	20,340	1,422,580
Jacobs Engineering Group, Inc. (a)	14,289	708,877
Quanta Services, Inc. (a)	23,969	519,648

		2,651,105

Construction Materials 0.0%‡
Vulcan Materials Co.	14,584	659,197

Consumer Finance 0.8%
American Express Co.	119,024	5,841,698
Capital One Financial Corp.	51,935	2,842,403
Discover Financial Services	61,847	1,536,279
SLM Corp. (a)	60,641	1,006,034

		11,226,414

Containers & Packaging 0.1%
Ball Corp.	19,299	720,046
Bemis Co., Inc.	12,414	389,055
Owens-Illinois, Inc. (a)	18,601	551,891
Sealed Air Corp.	18,148	467,674

		2,128,666

Distributors 0.1%
Genuine Parts Co.	17,919	962,250

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	14,446	578,273
DeVry, Inc.	7,170	379,293
H&R Block, Inc.	35,092	606,741

		1,564,307

Diversified Financial Services 3.8%
Bank of America Corp.	1,152,838	14,156,851
Citigroup, Inc. (a)	3,308,860	15,187,667
CME Group, Inc.	7,642	2,260,274
IntercontinentalExchange, Inc. (a)	8,416	1,012,866
X JPMorgan Chase & Co.	453,734	20,703,882
Leucadia National Corp.	22,406	866,216
Moody’s Corp.	23,192	907,735
NASDAQ OMX Group, Inc. (The) (a)	16,965	459,752
NYSE Euronext	29,628	1,186,601

		56,741,844

Diversified Telecommunication Services 2.5%
X AT&T, Inc.	673,328	20,953,967
CenturyLink, Inc.	67,153	2,738,499
Frontier Communications Corp.	112,781	932,699
Verizon Communications, Inc.	321,388	12,142,039
Windstream Corp.	57,522	736,857

		37,504,061

Electric Utilities 1.6%
American Electric Power Co., Inc.	54,501	1,988,197
Duke Energy Corp.	149,885	2,795,355
Edison International	37,043	1,454,679
Entergy Corp.	20,618	1,437,487
Exelon Corp.	75,151	3,167,615
FirstEnergy Corp.	47,516	1,898,739

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Electric Utilities (continued)

NextEra Energy, Inc.	48,014	$2,716,152
Northeast Utilities	20,032	713,139
Pepco Holdings, Inc.	25,452	490,460
Pinnacle West Capital Corp.	12,347	535,736
PPL Corp.	64,270	1,762,926
Progress Energy, Inc.	33,264	1,578,377
Southern Co.	95,486	3,727,773

		24,266,635

Electrical Equipment 0.5%
Emerson Electric Co.	85,539	5,197,350
Rockwell Automation, Inc.	16,132	1,405,581
Roper Industries, Inc.	10,705	925,875

		7,528,806

Electronic Equipment & Instruments 0.4%
Amphenol Corp. Class A	19,739	1,103,608
Corning, Inc.	177,534	3,717,562
FLIR Systems, Inc.	17,969	632,868
Jabil Circuit, Inc.	22,250	441,440
Molex, Inc.	15,654	422,658

		6,318,136

Energy Equipment & Services 2.3%
Baker Hughes, Inc.	49,001	3,793,167
Cameron International Corp. (a)	27,525	1,451,118
Diamond Offshore Drilling, Inc.	7,902	599,525
FMC Technologies, Inc. (a)	27,287	1,268,300
Halliburton Co.	103,557	5,227,557
Helmerich & Payne, Inc.	12,027	797,871
Nabors Industries, Ltd. (a)	32,434	993,778
National-Oilwell Varco, Inc.	47,642	3,653,665
Noble Corp.	29,141	1,253,354
Rowan Cos., Inc. (a)	14,343	598,103
Schlumberger, Ltd.	154,862	13,898,865

		33,535,303

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	49,719	4,023,262
CVS Caremark Corp.	155,842	5,647,714
Kroger Co. (The)	73,036	1,775,505
Safeway, Inc.	43,452	1,056,318
SUPERVALU, Inc.	24,115	271,535
Sysco Corp.	66,928	1,934,888
Wal-Mart Stores, Inc.	223,146	12,268,567
Walgreen Co.	105,064	4,488,334
Whole Foods Market, Inc.	16,604	1,042,067

		32,508,190

Food Products 1.7%
Archer-Daniels-Midland Co.	72,698	2,691,280
Campbell Soup Co.	20,788	698,269
ConAgra Foods, Inc.	46,576	1,138,783
Dean Foods Co. (a)	20,700	231,633
General Mills, Inc.	73,049	2,818,230
H.J. Heinz Co.	36,173	1,853,143
Hershey Co. (The)	17,554	1,013,041
Hormel Foods Corp.	15,759	463,472
J.M. Smucker Co. (The)	13,590	1,020,201
Kellogg Co.	28,692	1,643,191
Kraft Foods, Inc. Class A	198,280	6,658,242
McCormick & Co., Inc.	15,146	743,972
Mead Johnson Nutrition Co.	23,251	1,555,027
Sara Lee Corp.	70,893	1,361,146
Tyson Foods, Inc. Class A	33,905	674,710

		24,564,340

Gas Utilities 0.1%
Nicor, Inc.	5,173	286,740
ONEOK, Inc.	12,094	845,854

		1,132,594

Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	66,470	3,782,143
Becton, Dickinson & Co.	25,221	2,167,493
Boston Scientific Corp. (a)	172,440	1,291,575
C.R. Bard, Inc.	9,784	1,044,442
CareFusion Corp. (a)	25,283	742,562
Covidien PLC	56,245	3,132,284
DENTSPLY International, Inc.	16,239	609,612
Edwards Lifesciences Corp. (a)	13,089	1,130,235
Intuitive Surgical, Inc. (a)	4,483	1,567,705
Medtronic, Inc.	121,808	5,085,484
St. Jude Medical, Inc.	37,129	1,984,174
Stryker Corp.	38,841	2,291,619
Varian Medical Systems, Inc. (a)	13,833	971,077
Zimmer Holdings, Inc. (a)	21,881	1,427,735

		27,228,140

Health Care Providers & Services 2.0%
Aetna, Inc.	43,857	1,814,803
AmerisourceBergen Corp.	31,722	1,289,182
Cardinal Health, Inc.	39,938	1,744,891
CIGNA Corp.	30,954	1,449,576
Coventry Health Care, Inc. (a)	16,866	544,266
DaVita, Inc. (a)	11,053	973,659
Express Scripts, Inc. (a)	59,951	3,401,620
Humana, Inc. (a)	19,242	1,464,701
Laboratory Corp. of America Holdings (a)	11,702	1,128,892
McKesson Corp.	28,863	2,395,918
Medco Health Solutions, Inc. (a)	46,133	2,737,071
Patterson Cos., Inc.	10,999	381,775
Quest Diagnostics, Inc.	17,675	996,516
Tenet Healthcare Corp. (a)	55,163	382,280

12 MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Health Care Providers & Services (continued)

UnitedHealth Group, Inc.	125,311	$6,169,060
WellPoint, Inc.	42,832	3,289,069

		30,163,279

Health Care Technology 0.1%
Cerner Corp. (a)	8,057	968,290

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	49,440	1,882,181
Chipotle Mexican Grill, Inc. Class A (a)	3,534	942,836
Darden Restaurants, Inc.	15,749	739,731
International Game Technology	33,890	599,514
Marriott International, Inc. Class A	32,566	1,149,580
McDonald’s Corp.	118,836	9,306,047
Starbucks Corp.	84,121	3,044,339
Starwood Hotels & Resorts Worldwide, Inc.	21,604	1,286,950
Wyndham Worldwide Corp.	20,332	703,690
Wynn Resorts, Ltd.	8,558	1,259,310
Yum! Brands, Inc.	53,096	2,848,069

		23,762,247

Household Durables 0.4%
D.R. Horton, Inc.	31,843	396,127
Fortune Brands, Inc.	17,323	1,127,381
Harman International Industries, Inc.	7,901	383,436
Leggett & Platt, Inc.	16,646	437,623
Lennar Corp. Class A	18,082	343,377
Newell Rubbermaid, Inc.	32,998	628,942
Pulte Group, Inc. (a)	38,297	311,355
Stanley Black & Decker, Inc.	18,833	1,368,217
Whirlpool Corp.	8,641	744,681

		5,741,139

Household Products 2.0%
Clorox Co. (The)	15,799	1,100,558
Colgate-Palmolive Co.	56,332	4,751,604
Kimberly-Clark Corp.	46,561	3,075,820
X Procter & Gamble Co. (The)	318,828	20,691,937

		29,619,919

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The) (a)	75,861	1,004,400
Constellation Energy Group, Inc.	22,978	836,859
NRG Energy, Inc. (a)	28,816	697,347

		2,538,606

Industrial Conglomerates 2.4%
3M Co.	81,085	7,882,273
X General Electric Co.	1,209,482	24,733,907
Tyco International, Ltd.	54,037	2,633,763

		35,249,943

Insurance 3.7%
ACE, Ltd.	38,548	2,592,353
Aflac, Inc.	53,532	3,007,963
Allstate Corp. (The)	61,222	2,071,752
American International Group, Inc. (a)	16,347	509,209
Aon Corp.	37,293	1,945,576
Assurant, Inc.	11,518	457,265
Berkshire Hathaway, Inc. Class B (a)	197,155	16,423,012
Chubb Corp. (The)	33,673	2,195,143
Cincinnati Financial Corp.	18,497	585,985
Genworth Financial, Inc. Class A (a)	55,630	678,130
Hartford Financial Services Group, Inc. (The)	50,514	1,463,391
Lincoln National Corp.	36,013	1,124,686
Loews Corp.	36,162	1,600,530
Marsh & McLennan Cos., Inc.	61,674	1,867,489
MetLife, Inc.	119,808	5,605,816
Principal Financial Group, Inc.	36,415	1,229,006
Progressive Corp. (The)	75,942	1,666,167
Prudential Financial, Inc.	55,274	3,505,477
Torchmark Corp.	8,888	594,785
Travelers Cos., Inc. (The)	49,564	3,136,410
Unum Group	35,323	935,353
XL Group PLC	35,474	866,275

		54,061,773

Internet & Catalog Retail 0.9%
Amazon.com, Inc. (a)	40,584	7,974,756
Expedia, Inc.	23,652	592,010
Netflix, Inc. (a)	4,941	1,149,622
Priceline.com, Inc. (a)	5,605	3,065,991

		12,782,379

Internet Software & Services 1.7%
Akamai Technologies, Inc. (a)	20,621	710,187
eBay, Inc. (a)	130,146	4,477,022
Google, Inc. Class A (a)	28,567	15,543,305
Monster Worldwide, Inc. (a)	14,756	242,146
VeriSign, Inc.	19,798	731,734
Yahoo!, Inc. (a)	148,444	2,634,881

		24,339,275

IT Services 3.0%
Automatic Data Processing, Inc.	55,919	3,039,198
Cognizant Technology Solutions Corp. Class A (a)	34,197	2,834,931
Computer Sciences Corp.	17,552	894,801
Fidelity National Information Services, Inc.	29,970	992,007
Fiserv, Inc. (a)	17,085	1,047,481
X International Business Machines Corp.	138,760	23,669,681
MasterCard, Inc. Class A	11,007	3,036,721
Paychex, Inc.	36,576	1,196,401
SAIC, Inc. (a)	33,382	580,847
Teradata Corp. (a)	19,017	1,063,431
Total System Services, Inc.	18,868	355,662

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

IT Services (continued)

Visa, Inc. Class A	55,517	$4,336,988
Western Union Co. (The)	75,117	1,596,236

		44,644,385

Leisure Equipment & Products 0.1%
Hasbro, Inc.	15,615	731,406
Mattel, Inc.	40,951	1,094,211

		1,825,617

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc. (a)	39,392	1,966,055
Life Technologies Corp. (a)	20,532	1,133,367
PerkinElmer, Inc.	13,427	379,581
Thermo Fisher Scientific, Inc. (a)	44,491	2,669,015
Waters Corp. (a)	10,463	1,025,374

		7,173,392

Machinery 2.4%
Caterpillar, Inc.	72,761	8,397,347
Cummins, Inc.	22,608	2,717,029
Danaher Corp.	61,564	3,400,795
Deere & Co.	48,211	4,700,573
Dover Corp.	21,228	1,444,353
Eaton Corp.	38,135	2,041,367
Flowserve Corp.	6,357	804,923
Illinois Tool Works, Inc.	56,472	3,298,530
Ingersoll-Rand PLC	37,543	1,895,922
Joy Global, Inc.	11,751	1,186,263
PACCAR, Inc.	41,440	2,200,878
Pall Corp.	13,275	775,791
Parker Hannifin Corp.	18,325	1,728,414
Snap-On, Inc.	6,605	407,991

		35,000,176

Media 3.2%
Cablevision Systems Corp. Class A	26,547	935,251
CBS Corp. Class B	77,435	1,952,911
Comcast Corp. Class A	317,485	8,330,806
DIRECTV Class A (a)	90,185	4,382,089
Discovery Communications, Inc. Class A (a)	32,373	1,432,829
Gannett Co., Inc.	27,124	408,487
Interpublic Group of Cos., Inc. (The)	55,574	652,994
McGraw-Hill Cos., Inc. (The)	35,156	1,422,763
News Corp. Class A	259,264	4,620,084
Omnicom Group, Inc.	32,679	1,607,480
Scripps Networks Interactive Class A	10,206	524,793
Time Warner Cable, Inc.	39,167	3,060,118
Time Warner, Inc.	124,473	4,712,548
Viacom, Inc. Class B	68,000	3,478,880
Walt Disney Co. (The)	215,660	9,294,946
Washington Post Co. Class B	605	263,720

		47,080,699

Metals & Mining 1.1%
AK Steel Holding Corp.	12,506	203,223
Alcoa, Inc.	121,045	2,057,765
Allegheny Technologies, Inc.	11,210	807,120
Cliffs Natural Resources, Inc.	15,395	1,442,819
Freeport-McMoRan Copper & Gold, Inc.	107,809	5,932,729
Newmont Mining Corp.	55,982	3,281,105
Nucor Corp.	35,883	1,685,066
Titanium Metals Corp. (a)	10,244	205,187
United States Steel Corp.	16,326	778,914

		16,393,928

Multi-Utilities 1.2%
Ameren Corp.	27,191	796,968
CenterPoint Energy, Inc.	47,932	891,535
CMS Energy Corp.	28,715	568,557
Consolidated Edison, Inc.	33,003	1,720,116
Dominion Resources, Inc.	66,077	3,067,294
DTE Energy Co.	19,189	969,620
Integrys Energy Group, Inc.	8,773	459,354
NiSource, Inc.	31,602	614,659
PG&E Corp.	44,408	2,046,321
Public Service Enterprise Group, Inc.	57,532	1,850,804
SCANA Corp.	12,809	531,830
Sempra Energy	27,270	1,502,577
TECO Energy, Inc.	24,398	470,150
Wisconsin Energy Corp.	26,584	829,687
Xcel Energy, Inc.	55,057	1,339,537

		17,659,009

Multiline Retail 0.7%
Big Lots, Inc. (a)	8,596	353,382
Family Dollar Stores, Inc.	14,314	775,962
J.C. Penney Co., Inc.	26,877	1,033,421
Kohl’s Corp.	33,317	1,756,139
Macy’s, Inc.	48,058	1,149,067
Nordstrom, Inc.	19,197	912,817
Sears Holdings Corp. (a)	5,040	433,289
Target Corp.	80,655	3,960,160

		10,374,237

Office Electronics 0.1%
Xerox Corp.	157,167	1,585,815

Oil, Gas & Consumable Fuels 10.3%
Anadarko Petroleum Corp.	56,263	4,441,401
Apache Corp.	43,531	5,805,729
Cabot Oil & Gas Corp.	11,835	666,074

14 MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Oil, Gas & Consumable Fuels (continued)

Chesapeake Energy Corp.	74,377	$2,504,274
X Chevron Corp.	228,661	25,024,660
ConocoPhillips	163,069	12,871,036
CONSOL Energy, Inc.	25,671	1,388,544
Denbury Resources, Inc. (a)	45,392	1,024,497
Devon Energy Corp.	48,636	4,425,876
El Paso Corp.	87,128	1,691,154
EOG Resources, Inc.	30,493	3,442,965
EQT Corp.	16,952	891,845
X ExxonMobil Corp.	564,214	49,650,832
Hess Corp.	34,168	2,937,081
Marathon Oil Corp.	80,690	4,360,488
Massey Energy Co.	11,602	791,720
Murphy Oil Corp.	21,802	1,689,219
Newfield Exploration Co. (a)	15,249	1,079,629
Noble Energy, Inc.	19,870	1,912,885
Occidental Petroleum Corp.	92,344	10,553,996
Peabody Energy Corp.	30,602	2,044,826
Pioneer Natural Resources Co.	13,187	1,348,107
QEP Resources, Inc.	19,903	850,455
Range Resources Corp.	18,189	1,026,769
Southwestern Energy Co. (a)	39,344	1,725,628
Spectra Energy Corp.	73,675	2,139,522
Sunoco, Inc.	13,712	584,954
Tesoro Corp. (a)	16,223	439,968
Valero Energy Corp.	64,375	1,821,813
Williams Cos., Inc.	66,473	2,204,909

		151,340,856

Paper & Forest Products 0.2%
International Paper Co.	49,673	1,533,902
MeadWestvaco Corp.	19,431	654,631

		2,188,533

Personal Products 0.2%
Avon Products, Inc.	48,762	1,432,628
Estee Lauder Cos., Inc. (The) Class A	12,983	1,259,351

		2,691,979

Pharmaceuticals 5.3%
Abbott Laboratories	176,277	9,173,455
Allergan, Inc.	34,972	2,782,372
Bristol-Myers Squibb Co.	195,031	5,480,371
Eli Lilly & Co.	115,363	4,269,585
Forest Laboratories, Inc. (a)	32,458	1,076,307
Hospira, Inc. (a)	19,025	1,079,288
X Johnson & Johnson	311,548	20,474,935
Merck & Co., Inc.	351,175	12,624,741
Mylan, Inc. (a)	49,438	1,231,995
Pfizer, Inc.	909,733	19,068,004
Watson Pharmaceuticals, Inc. (a)	14,269	884,963

		78,146,016

Professional Services 0.1%
Dun & Bradstreet Corp.	5,698	468,262
Equifax, Inc.	14,223	533,789
Robert Half International, Inc.	16,788	509,180

		1,511,231

Real Estate Investment Trusts 1.5%
Apartment Investment & Management Co. Class A	13,297	358,487
AvalonBay Communities, Inc.	9,683	1,225,965
Boston Properties, Inc.	16,243	1,697,881
Equity Residential	33,533	2,002,591
HCP, Inc.	45,634	1,808,019
Health Care REIT, Inc.	20,058	1,078,519
Host Hotels & Resorts, Inc.	77,499	1,378,707
Kimco Realty Corp.	46,136	901,497
Plum Creek Timber Co., Inc.	18,373	791,693
ProLogis	63,242	1,030,212
Public Storage	15,859	1,860,419
Simon Property Group, Inc.	33,873	3,879,813
Ventas, Inc.	18,583	1,039,347
Vornado Realty Trust	18,436	1,782,393
Weyerhaeuser Co.	60,889	1,401,056

		22,236,599

Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc. Class A (a)	32,920	879,293

Road & Rail 0.8%
CSX Corp.	42,610	3,352,981
Norfolk Southern Corp.	40,561	3,029,095
Ryder System, Inc.	5,964	319,074
Union Pacific Corp.	56,148	5,809,634

		12,510,784

Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc. (a)	64,379	585,849
Altera Corp.	36,449	1,775,066
Analog Devices, Inc.	33,887	1,365,985
Applied Materials, Inc.	151,994	2,384,786
Broadcom Corp. Class A (a)	54,173	1,905,806
First Solar, Inc. (a)	6,128	855,285
Intel Corp.	625,101	14,496,092
KLA-Tencor Corp.	19,082	837,700
Linear Technology Corp.	25,502	887,470
LSI Corp. (a)	69,875	512,184
MEMC Electronic Materials, Inc. (a)	25,842	305,711
Microchip Technology, Inc.	21,124	866,929
Micron Technology, Inc. (a)	97,200	1,097,388

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† April 30, 2011 (unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Semiconductors & Semiconductor Equipment (continued)

National Semiconductor Corp.	27,235	$656,908
Novellus Systems, Inc. (a)	10,457	335,670
NVIDIA Corp. (a)	65,230	1,304,600
Teradyne, Inc. (a)	20,594	331,563
Texas Instruments, Inc.	133,755	4,752,315
Xilinx, Inc.	29,414	1,025,372

		36,282,679

Software 3.5%
Adobe Systems, Inc. (a)	57,954	1,944,357
Autodesk, Inc. (a)	25,836	1,162,103
BMC Software, Inc. (a)	20,306	1,019,970
CA, Inc.	44,023	1,082,526
Citrix Systems, Inc. (a)	21,247	1,791,972
Compuware Corp. (a)	25,411	287,907
Electronic Arts, Inc. (a)	37,535	757,456
Intuit, Inc. (a)	31,015	1,723,193
X Microsoft Corp.	842,212	21,914,356
Oracle Corp.	443,130	15,974,836
Red Hat, Inc. (a)	21,459	1,018,659
Salesforce.com, Inc. (a)	13,285	1,841,301
Symantec Corp. (a)	86,930	1,708,175

		52,226,811

Specialty Retail 1.8%
Abercrombie & Fitch Co. Class A	10,045	711,186
AutoNation, Inc. (a)	7,146	242,321
AutoZone, Inc. (a)	3,095	873,966
Bed Bath & Beyond, Inc. (a)	29,011	1,628,097
Best Buy Co., Inc.	37,626	1,174,684
Carmax, Inc. (a)	25,425	882,248
GameStop Corp. Class A (a)	16,038	411,856
Gap, Inc. (The)	47,102	1,094,650
Home Depot, Inc. (The)	186,664	6,932,701
Limited Brands, Inc.	30,097	1,238,793
Lowe’s Cos., Inc.	157,186	4,126,132
O’Reilly Automotive, Inc. (a)	15,770	931,376
RadioShack Corp.	12,147	192,044
Ross Stores, Inc.	13,707	1,010,069
Staples, Inc.	83,063	1,755,952
Tiffany & Co.	14,359	997,089
TJX Cos., Inc.	45,583	2,444,160
Urban Outfitters, Inc. (a)	14,649	460,858

		27,108,182

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	33,822	2,022,894
NIKE, Inc. Class B	43,951	3,618,046
Polo Ralph Lauren Corp.	7,413	969,398
VF Corp.	9,823	987,801

		7,598,139

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	59,874	570,599
People’s United Financial, Inc.	42,214	577,910

		1,148,509

Tobacco 1.6%
Altria Group, Inc.	236,912	6,358,718
Lorillard, Inc.	16,585	1,766,302
Philip Morris International, Inc.	204,695	14,214,021
Reynolds American, Inc.	38,454	1,427,028

		23,766,069

Trading Companies & Distributors 0.1%
Fastenal Co.	16,759	1,124,361
W.W. Grainger, Inc.	6,783	1,028,303

		2,152,664

Wireless Telecommunication Services 0.3%
American Tower Corp. Class A (a)	45,621	2,386,434
MetroPCS Communications, Inc. (a)	29,769	501,012
Sprint Nextel Corp. (a)	339,309	1,757,621

		4,645,067

Total Common Stocks (Cost $918,881,851)		1,415,170,975	(b)

	Principal
	Amount
Short-Term Investments 4.1%

Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $60,928 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $65,000 and a Market Value of $65,000)	$60,928	60,928

Total Repurchase Agreement (Cost $60,928)		60,928

16 MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Short-Term Investments (continued)

U.S. Government 4.1%
United States Treasury Bills
0.044%, due 7/7/11 (c)	$54,800,000	$54,797,260
0.062%, due 7/28/11 (c)(d)	5,500,000	5,499,450

Total U.S. Government (Cost $60,294,597)		60,296,710

Total Short-Term Investments (Cost $60,355,525)		60,357,638

Total Investments (Cost $979,237,376) (f)	100.0%	1,475,528,613
Other Assets, Less Liabilities	(0.0)‡	(221,551)

Net Assets	100.0%	$1,475,307,062

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (e)
Futures Contracts 0.1%

Standard & Poor’s 500 Index Mini June 2011	879	$2,121,541

Total Futures Contracts (Settlement Value $59,758,815) (b)		$2,121,541

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	The combined market value of common stocks and settlement value of Standard & Poor’s 500 Index futures contracts represents 100.0% of net assets.
(c)	Interest rate presented is yield to maturity.
(d)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.
(e)	Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2011.
(f)	At April 30, 2011, cost is $1,027,646,314 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$565,985,722
Gross unrealized depreciation	(118,103,423)

Net unrealized appreciation	$447,882,299

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities(a)
Common Stocks	$1,415,170,975	$—	$—	$1,415,170,975
Short-Term Investments
Repurchase Agreement	—	60,928	—	60,928
U.S. Government	—	60,296,710	—	60,296,710

Total Short-Term Investments	—	60,357,638	—	60,357,638

Total Investments in Securities	1,415,170,975	60,357,638	—	1,475,528,613

Other Financial Instruments
Futures Contracts Long(b)	2,121,541	—	—	2,121,541

Total Investments in Securities and Other Financial Instruments	$1,417,292,516	$60,357,638	$—	$1,477,650,154

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $979,237,376)	$1,475,528,613
Receivables:
Dividends and interest	1,525,075
Fund shares sold	955,496
Variation margin on futures contracts	214,493
Other assets	44,927

Total assets	1,478,268,604

Liabilities
Payables:
Fund shares redeemed	1,181,112
Investment securities purchased	974,337
Transfer agent (See Note 3)	381,134
Manager (See Note 3)	182,584
Professional fees	94,356
Shareholder communication	53,252
NYLIFE Distributors (See Note 3)	48,113
Custodian	7,511
Trustees	4,387
Accrued expenses	34,756

Total liabilities	2,961,542

Net assets	$1,475,307,062

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$46,805
Additional paid-in capital	1,135,884,549

1,135,931,354
Undistributed net investment income	6,679,282
Accumulated net realized gain (loss) on investments and futures transactions	(165,716,352)
Net unrealized appreciation (depreciation) on investments and futures contracts	498,412,778

Net assets	$1,475,307,062

Investor Class
Net assets applicable to outstanding shares	$21,891,831

Shares of beneficial interest outstanding	699,398

Net asset value per share outstanding	$31.30
Maximum sales charge (3.00% of offering price)	0.97

Maximum offering price per share outstanding	$32.27

Class A
Net assets applicable to outstanding shares	$217,295,763

Shares of beneficial interest outstanding	6,942,752

Net asset value per share outstanding	$31.30
Maximum sales charge (3.00% of offering price)	0.97

Maximum offering price per share outstanding	$32.27

Class I
Net assets applicable to outstanding shares	$1,236,119,468

Shares of beneficial interest outstanding	39,162,710

Net asset value and offering price per share outstanding	$31.56

18 MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Dividends (a)	$13,826,192
Interest	14,281

Total income	13,840,473

Expenses
Manager (See Note 3)	1,716,593
Transfer agent (See Note 3)	1,183,810
Distribution/Service—Investor Class (See Note 3)	25,606
Distribution/Service—Class A (See Note 3)	257,172
Professional fees	118,851
Shareholder communication	50,935
Registration	40,671
Custodian	21,230
Trustees	20,782
Miscellaneous	42,493

Total expenses before waiver/reimbursement	3,478,143
Expense waiver/reimbursement from Manager (See Note 3)	(708,097)

Net expenses	2,770,046

Net investment income (loss)	11,070,427

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	(6,344,036)
Futures transactions	7,159,093

Net realized gain (loss) on investments and futures transactions	815,057

Net change in unrealized appreciation (depreciation) on:
Investments	198,326,573
Futures contracts	1,899,782

Net change in unrealized appreciation (depreciation) on investments and futures contracts	200,226,355

Net realized and unrealized gain (loss) on investments and futures transactions	201,041,412

Net increase (decrease) in net assets resulting from operations	$212,111,839

(a)	Dividends recorded net of foreign withholding taxes in the amount of $260.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,070,427	$21,019,417
Net realized gain (loss) on investments and futures transactions	815,057	(34,366,895)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	200,226,355	204,566,945

Net increase (decrease) in net assets resulting from operations	212,111,839	191,219,467

Dividends to shareholders:
From net investment income:
Investor Class	(248,197)	(254,639)
Class A	(2,662,206)	(2,895,095)
Class I	(18,165,581)	(17,697,570)

Total dividends to shareholders	(21,075,984)	(20,847,304)

Capital share transactions:
Net proceeds from sale of shares	142,962,631	292,806,483
Net asset value of shares issued to shareholders in reinvestment of dividends	21,015,068	20,783,761
Cost of shares redeemed	(212,524,624)	(410,338,260)

Increase (decrease) in net assets derived from capital share transactions	(48,546,925)	(96,748,016)

Net increase (decrease) in net assets	142,488,930	73,624,147

Net Assets
Beginning of period	1,332,818,132	1,259,193,985

End of period	$1,475,307,062	$1,332,818,132

Undistributed net investment income at end of period	$6,679,282	$16,684,839

20 MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February
	Six months				28, 2008**
	ended				through
	April 30,		Year ended October 31,		October 31,
	2011*		2010	2009	2008
Net asset value at beginning of period	$27.33		$23.93	$22.47	$31.35

Net investment income (loss)	0.18		0.33	0.38	0.26
Net realized and unrealized gain (loss) on investments	4.14		3.41	1.59	(9.14)

Total from investment operations	4.32		3.74	1.97	(8.88)

Less dividends:
From net investment income	(0.35)		(0.34)	(0.51)	—

Net asset value at end of period	$31.30		$27.33	$23.93	$22.47

Total investment return (a)	15.95	%(b)	15.75%	9.21%	(28.33	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25	%††	1.30%	1.75%	1.63	% ††
Net expenses	0.70	%††	0.70%	0.63%	0.60	% ††
Expenses (before waiver/reimbursement)	0.91	%††	1.01%	1.15%	1.06	% ††
Portfolio turnover rate	2%		11%	8%	5%
Net assets at end of period (in 000’s)	$21,892		$19,295	$17,822	$15,372

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$27.34		$23.92	$22.47	$35.79	$31.85	$27.86

Net investment income (loss)	0.20		0.37	0.38	0.51	0.49	0.40
Net realized and unrealized gain (loss) on investments	4.14		3.40	1.58	(13.35)	3.87	3.91

Total from investment operations	4.34		3.77	1.96	(12.84)	4.36	4.31

Less dividends:
From net investment income	(0.38)		(0.35)	(0.51)	(0.48)	(0.42)	(0.32)

Net asset value at end of period	$31.30		$27.34	$23.92	$22.47	$35.79	$31.85

Total investment return (a)	16.02	%(b)	15.88%	9.18%	(36.32%)	13.83%	15.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35	%††	1.40%	1.79%	1.65%	1.44%	1.31%
Net expenses	0.60	%††	0.60%	0.60%	0.60%	0.60%	0.68%
Expenses (before waiver/reimbursement)	0.70	%††	0.74%	0.86%	0.79%	0.78%	0.74%
Portfolio turnover rate	2%		11%	8%	5%	5%	5%
Net assets at end of period (in 000’s)	$217,296		$193,335	$196,774	$182,351	$334,325	$319,851

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$27.60		$24.15	$22.69	$36.14	$32.16	$28.15

Net investment income (loss)	0.25		0.44	0.44	0.60	0.58	0.53
Net realized and unrealized gain (loss) on investments	4.16		3.42	1.60	(13.46)	3.93	3.93

Total from investment operations	4.41		3.86	2.04	(12.86)	4.51	4.46

Less dividends:
From net investment income	(0.45)		(0.41)	(0.58)	(0.59)	(0.53)	(0.45)

Net asset value at end of period	$31.56		$27.60	$24.15	$22.69	$36.14	$32.16

Total investment return (a)	16.14	%(b)	16.13%	9.55%	(36.13%)	14.17%	16.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61	%††	1.65%	2.07%	1.95%	1.73%	1.69%
Net expenses	0.35	%††	0.35%	0.32%	0.30%	0.30%	0.30%
Expenses (before reimbursement/waiver)	0.45	%††	0.49%	0.61%	0.49%	0.42%	0.31%
Portfolio turnover rate	2%		11%	8%	5%	5%	5%
Net assets at end of period (in 000’s)	$1,236,119		$1,120,188	$1,044,598	$919,826	$1,479,162	$1,299,916

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

22 MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay S&P 500 Index Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class shares and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted

mainstayinvestments.com    23

settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency,

24    MainStay S&P 500 Index Fund

interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(J) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of April 30, 2011:

Asset Derivatives

		Foreign
	Statement of	Exchange	Equity	Interest
	Assets and Liabilities	Contracts	Contracts	Rate
	Location	Risk	Risk	Risk	Total

Futures Contracts	Net Assets—Unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$2,121,541	$—	$2,121,541

Total Fair Value		$—	$2,121,541	$—	$2,121,541

(a)	Includes cumulative appreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

mainstayinvestments.com    25

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2011 is as follows.

Realized Gain (Loss)

		Foreign
	Statements of	Exchange	Equity	Interest
	Operations	Contracts	Contracts	Rate
	Location	Risk	Risk	Risk	Total

Warrants	Net realized gain (loss) on security tranactions	$—	$(12,524)	$—	$(12,524)
Futures Contracts	Net realized gain (loss) on futures transactions	—	7,159,093	—	7,159,093

Total Realized Gain (Loss)		$—	$7,146,569	$—	$7,146,569

Change in Unrealized Appreciation (Depreciation)

		Foreign
	Statements of	Exchange	Equity	Interest
	Operations	Contracts	Contracts	Rate
	Location	Risk	Risk	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$1,899,782	$—	$1,899,782

Total Change in Unrealized Appreciation (Depreciation)		$—	$1,899,782	$—	$1,899,782

Number of Contracts, Notional Amounts of Shares/Units

	Foreign		Interest
	Exchange	Equity	Rate
	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Total

Warrants(1)(3)	—	0-132,775	—	0-132,775
Futures Contracts Long (2)(3)	—	782	—	782

(1)	Amount disclosed represents the minimum and maximum held during the six-month period ended April 30, 2011.

(2)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2011.

(3)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion, 0.225% from $1 billion to $2 billion, 0.215% from $2 billion to $3 billion, and 0.20% in excess of $3 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24% for the six-month period ended April 30, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This expense limitation agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or

26    MainStay S&P 500 Index Fund

sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, the Manager has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $1,716,593 and waived/reimbursed its fees in the amount of $708,097.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ”Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,164 and $2,288, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$38,918

Class A	168,780

Class I	976,112

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts.

Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class I	$124,728,062	10.1%

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $19,226. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

At October 31, 2010, for federal income tax purposes, capital loss carryforwards of $117,900,712 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2013	$5,221
2014	51,930
2016	39,050
2018	21,700

Total	$117,901

The tax character of distributions paid during the year ended October 31, 2010, shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$20,847,304

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

mainstayinvestments.com    27

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of securities, other than short-term securities, were $27,494 and $74,718, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	62,550	$1,849,063
Shares issued to shareholders in reinvestment of dividends	8,729	247,544
Shares redeemed	(56,268)	(1,665,351)

Net increase (decrease) in shares outstanding before conversion	15,011	431,256
Shares converted into Investor Class (See Note 1)	1,436	43,252
Shares converted from Investor Class (See Note 1)	(23,157)	(671,380)

Net increase (decrease)	(6,710)	$(196,872)

Year ended October 31, 2010:
Shares sold	129,280	$3,343,567
Shares issued to shareholders in reinvestment of dividends	9,977	253,817
Shares redeemed	(155,312)	(4,001,226)

Net increase (decrease) in shares outstanding before conversion	(16,055)	(403,842)
Shares converted into Investor Class (See Note 1)	11,248	300,230
Shares converted from Investor Class (See Note 1)	(33,895)	(882,705)

Net increase (decrease)	(38,702)	$(986,317)

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	569,564	$16,803,364
Shares issued to shareholders in reinvestment of dividends	91,844	2,603,770
Shares redeemed	(812,461)	(23,983,965)

Net increase (decrease) in shares outstanding before conversion	(151,053)	(4,576,831)
Shares converted into Class A (See Note 1)	23,165	671,380
Shares converted from Class A (See Note 1)	(1,436)	(43,252)

Net increase (decrease)	(129,324)	$(3,948,703)

Year ended October 31, 2010:
Shares sold	1,549,620	$39,887,328
Shares issued to shareholders in reinvestment of dividends	111,379	2,832,374
Shares redeemed	(2,835,174)	(73,082,004)

Net increase (decrease) in shares outstanding before conversion	(1,174,175)	(30,362,302)
Shares converted into Class A (See Note 1)	33,901	882,705
Shares converted from Class A (See Note 1)	(11,246)	(300,230)
Shares converted from Class A (a)	(1,641)	(41,706)

Net increase (decrease)	(1,153,161)	$(29,821,533)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	4,203,672	$124,310,204
Shares issued to shareholders in reinvestment of dividends	635,985	18,163,754
Shares redeemed	(6,265,945)	(186,875,308)

Net increase (decrease)	(1,426,288)	$(44,401,350)

Year ended October 31, 2010:
Shares sold	9,521,947	$249,575,588
Shares issued to shareholders in reinvestment of dividends	690,772	17,697,570
Shares redeemed	(12,887,816)	(333,255,030)

Net increase (decrease) in shares outstanding before conversion	(2,675,097)	(65,981,872)
Shares converted into Class I (a)	1,628	41,706

Net increase (decrease)	(2,673,469)	$(65,940,166)

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class and Class A shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in Note 1 with respect to Investor Class and Class A shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the

28    MainStay S&P 500 Index Fund

imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“MSI”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MSI as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MSI in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MSI at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MSI

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MSI’s compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same

30    MainStay S&P 500 Index Fund

class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the services that MSI provides to the Fund. The Board evaluated MSI’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined MSI’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI’s overall legal and compliance environment. The Board also reviewed MSI’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MSI’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering

mainstayinvestments.com    31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MSI) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MSI are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MSI about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32    MainStay S&P 500 Index Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commissions (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23006 MS136-11	MSSP10-06/11
A6

MainStay Short Term Bond Fund

Message from the President and Semiannual Report

Unaudited - April 30, 2011

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Message from the President

Many equity investors were pleased with their results for the six months ended April 30, 2011, as several domestic and global stock-market indexes provided double-digit positive returns.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to purchase an additional $600 billion of longer-term Treasury securities by the end of the second quarter of 2011. The FOMC decided to expand its securities holdings “to promote a stronger pace of economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.”

Although some denounced the move as potentially inflationary, the timing proved helpful. The stock market reacted positively to the November 2010 midterm elections—and later, to a two-year extension for the Bush-era tax cuts.

After a couple of false starts, the U.S. stock market began a relatively steady rise. In late February, however, stocks dipped as mounting tensions in Libya sent the price of oil over $100 a barrel. Political unrest spread across North Africa and the Middle East, and the price of oil continued to climb. As a group, energy companies tended to benefit from higher oil prices, while airlines and automotive companies were hurt by higher fuel costs.

Meanwhile, a massive earthquake in Japan led to a devastating tsunami and concerns about that nation’s nuclear power supply. Major U.S. and global stock market indexes temporarily lost their footing but recovered rapidly, ending the reporting period on a six-month high.

According to Russell data, growth stocks outperformed value stocks among mid- and small-capitalization companies during the six-month reporting period. Among large-capitalization companies, value stocks outperformed growth stocks.

For bond investors, the markets proved somewhat more challenging. Despite the FOMC’s determination to keep the federal funds rate in a very low range, U.S. Treasury yields rose early in the reporting period and generally reached their high points for the six-month period by mid-February 2011. Nominal yields generally declined on shorter-term constant-maturity Treasury bills, but rose on U.S. Treasury securities with maturities from 1 to 30 years. Since bond prices tend to fall when interest rates rise (and rise when interest rates decline), some high-grade bond indexes recorded negative total returns for the reporting period.

To compensate for low yields, many investors sought securities with higher risk profiles than comparable U.S. Treasury securities. As a result, corporate bonds, bank loans, high-yield bonds and emerging-market debt generally fared better than government securities. Default rates remained low, and securities with the higher risk profiles generally provided higher returns.

Despite dramatic headlines and wide market fluctuations, the Portfolio Managers of MainStay Funds remained focused on the investment objectives of their respective Funds and sought to optimize returns within the investment strategies outlined in the Prospectus. Most importantly, our Portfolio Managers used a variety of risk management strategies and techniques, seeking to protect investors when possible and to ride out market variations when necessary.

The semiannual report(s) that follow provide additional information about the market forces and specific securities and strategies that affected your MainStay Fund investment(s) during the six months ended April 30, 2011. We hope that you will carefully review this information, keeping in mind the value of a long-term approach to wealth accumulation.

While no one can predict where the markets will move next, we continue to believe that appropriate diversification, gradual portfolio adjustments and regular additions to your investments can add value as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

Semiannual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	13

Notes to Financial Statements	19

Board Consideration and Approval of Management Agreement and Subadvisory Agreement	24

Proxy Voting Policies and Procedures and Proxy Voting Record	27

Shareholder Reports and Quarterly Portfolio Disclosure	27

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Not part of the Semiannual Report

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2011

							Gross
							Expense
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	–3.14%	–1.65%	3.25%	2.83%	1.60%
		Excluding sales charges	–0.14	1.39	3.88	3.14	1.60

Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges	–2.94	–1.34	3.44	2.92	1.15
		Excluding sales charges	0.06	1.71	4.07	3.24	1.15

Class I Shares	No Sales Charge		0.19	1.96	4.36	3.55	0.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflect the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Barclays Capital U.S. 1-3 Year Government/Credit Index[5]	0.32%	2.27%	4.51%	4.07%

Average Lipper Short U.S. Government Fund[6]	0.21	2.13	3.68	3.26

5.	The Barclays Capital U.S. 1–3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. An investment cannot be made directly in an index. Total returns assume reinvestment of all dividends and capital gains. The Barclays Capital U.S. 1-3 Year Government/Credit Index is the Fund’s broad-based securities-market index for comparison purposes.
6.	The average Lipper short U.S. government fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2010, to April 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2010, to April 30, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	11/1/10	4/30/11	Period[1]	4/30/11	Period[1]
Investor Class Shares	$1,000.00	$998.60	$6.59	$1,018.20	$6.66

Class A Shares	$1,000.00	$1,000.60	$4.61	$1,020.20	$4.66

Class I Shares	$1,000.00	$1,001.90	$3.38	$1,021.40	$3.41

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.33% for Investor Class, 0.93% for Class A and 0.68% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of April 30, 2011 (Unaudited)

U.S. Government & Federal Agencies	55.50
Corporate Bonds	23.80
Yankee Bonds	11.50
Mortgage-Backed Securities	4.60
Short-Term Investment	3.40
Municipal Bonds	1.20
Other Assets, Less Liabilities	0.00

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2011 (excluding short-term investment)

1.	United States Treasury Notes, 0.625%–2.25%, due 6/15/12–10/31/15
2.	Federal National Mortgage Association, 1.125%–1.70%, due 9/9/13–2/25/14
3.	Federal Home Loan Bank, 2.25%, due 4/13/12
4.	Shell International Finance B.V., 1.875%, due 3/25/13
5.	Morgan Stanley, 4.00%, due 7/24/15
6.	Abbott Laboratories, 2.70%, due 5/27/15
7.	Federal Home Loan Mortgage Corporation, 1.50%, due 2/11/14
8.	MetLife, Inc., 2.375%, due 2/6/14
9.	Rio Tinto Finance USA, Ltd., 8.95%, due 5/1/14
10.	St. Jude Medical, Inc., 2.20%, due 9/15/13

8    MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, Claude Athaide, PhD, CFA, and Gary Goodenough of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Term Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2011?

Excluding all sales charges, MainStay Short Term Bond Fund returned –0.14% for Investor Class shares and 0.06% for Class A shares for the six months ended April 30, 2011. Over the same period, Class I shares returned 0.19%. All share classes underperformed the 0.21% return of the average Lipper1 short U.S. government fund and the 0.32% return of the Barclays Capital U.S. 1–3 Year Government/Credit Index2 for the six months ended April 30, 2011. The Barclays Capital U.S. 1–3 Year Government/Credit Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s performance during the reporting period?

Real gross domestic product (GDP) grew at an annual rate of 3.1% in the fourth quarter of 2010 but slowed to an estimated annual growth rate of 1.8% in the first quarter of 2011. Consumer spending accounted for 2.8% of fourth-quarter GDP, but fell to 1.9% in the first quarter. The fiscal stimulus provided by the payroll tax holiday has been offset to some degree by higher gasoline prices. Fixed investments barely grew in the first quarter, while inventories contributed 0.9% in the first quarter of 2011, after subtracting 3.4% the previous quarter. The trade sector made a small negative contribution to GDP growth in the first quarter, after contributing 3.3% to GDP in the fourth quarter. Despite the fiscal stimulus provided by the payroll tax holiday, the combined contribution from the federal, state and local government sectors was negative in both quarters of the reporting period.

To provide further stimulus to economic growth that had been decelerating during the spring and summer of 2010, the Federal Open Market Committee (FOMC) announced in early November 2010 that it would purchase $600 billion in Treasury securities. The decision had been widely anticipated by market participants and contributed to a recovery in the prices of risky assets during the reporting period.

Treasury yields rose as economic growth reaccelerated in the fourth quarter of 2010. The yield on the two-year U.S. Treasury security increased from 0.33% at the beginning of the reporting period to 0.85% in February 2011, before declining to 0.61% as of April 30, 2011.

A sharp decline in equities in the aftermath of the March 2011 Japanese earthquake, tsunami and nuclear accident proved temporary as equity indices recovered and reached new highs by the end of April 2011.

How did the Fund’s yield-curve3 positioning affect the Fund’s performance during the reporting period?

In the fourth quarter of 2010, the Fund was positioned for a flatter yield curve. However, interest rates rose in November and December 2010 and the yield curve steepened, which had a negative impact on the Fund’s performance.

During the reporting period, which market segments were particularly strong and which ones were weak?

Credit spreads4 tightened during the reporting period as risk appetite remained firm. This contributed to the continued outperformance of corporate bonds relative to comparable U.S. Treasurys.

How did the Fund’s weightings change during the reporting period?

At the start of the reporting period, approximately 50% of the Fund’s total net assets were invested in U.S. Treasury securities. Corporate bonds accounted for 30% of the Fund’s net assets, and agency securities accounted for 14% of the Fund’s net assets. During the reporting period, we increased the Fund’s exposure to corporate bonds and agency securities and substantially reduced the Fund’s exposure to U.S. Treasury securities.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2011, U.S. Treasury securities accounted for approximately 36% of the Fund’s net assets, corporate bonds accounted for approximately 35% and agency securities represented approximately 19% of the Fund’s net assets.

1.	See footnote on page 6 for more information on Lipper Inc.

2.	See footnote on page 6 for more information on the Barclays Capital U.S. 1–3 Year Government/Credit Index.

3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments April 30, 2011 (unaudited)

	Principal
	Amount	Value
Long-Term Bonds 96.6%† Corporate Bonds 23.8%

Agriculture 1.5%
Philip Morris International, Inc. 6.875%, due 3/17/14	$1,070,000	$1,233,324

Auto Manufacturers 1.5%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	1,117,000	1,250,496

Banks 8.3%
JPMorgan Chase & Co. 3.70%, due 1/20/15	1,235,000	1,282,335
X Morgan Stanley 4.00%, due 7/24/15	1,800,000	1,853,843
PNC Funding Corp. 3.625%, due 2/8/15	1,240,000	1,298,749
U.S. Bancorp 3.15%, due 3/4/15	1,250,000	1,295,305
Wells Fargo & Co. 3.75%, due 10/1/14	1,225,000	1,296,916

		7,027,148

Diversified Financial Services 1.5%
General Electric Capital Corp. 3.75%, due 11/14/14	1,220,000	1,284,456

Electric 1.3%
Great Plains Energy, Inc. 2.75%, due 8/15/13	1,085,000	1,106,129

Finance—Investment Banker/Broker 1.4%
Citicorp 7.25%, due 10/15/11	1,155,000	1,186,945

Health Care—Products 1.6%
X St. Jude Medical, Inc.
2.20%, due 9/15/13	1,310,000	1,337,573

Insurance 3.3%
Hartford Financial Services Group, Inc. 4.75%, due 3/1/14	1,250,000	1,322,583
X MetLife, Inc.
2.375%, due 2/6/14	1,455,000	1,475,159

		2,797,742

Pharmaceuticals 3.4%
X Abbott Laboratories
2.70%, due 5/27/15	1,665,000	1,708,948
Novartis Capital Corp. 1.90%, due 4/24/13	1,100,000	1,124,871

		2,833,819

Total Corporate Bonds (Cost $19,520,650)		20,057,632

Mortgage-Backed Securities 4.6%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.6%
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class AAB 5.422%, due 1/15/49	870,000	915,584
Bear Stearns Commercial Mortgage Securities Series 2004-T16, Class A6 4.75%, due 2/13/46	200,000	213,310
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	500,000	533,426
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	890,000	942,935
RBSCF Trust Series 2010-MB1, Class A1 2.367%, due 2/15/15 (a)	968,360	979,892
Wachovia Bank Commercial Mortgage Trust Series 2004-C14, Class A4 5.088%, due 8/15/41	310,000	332,875

Total Mortgage-Backed Securities (Cost $3,840,796)		3,918,022

Municipal Bonds 1.2%

Michigan 1.2%
Michigan Finance Authority Series E 4.75%, due 8/22/11	1,000,000	1,008,910

Total Municipal Bond (Cost $1,002,652)		1,008,910

U.S. Government & Federal Agencies 55.5%

X Federal Home Loan Bank 6.2%
2.25%, due 4/13/12	5,075,000	5,168,045

X Federal Home Loan Mortgage Corporation 1.9%
1.50%, due 2/11/14	1,580,000	1,584,459

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of April 30, 2011, excluding short-term investment. May be subject to change daily.

10 MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)

X Federal National Mortgage Association 10.8%
1.125%, due 9/9/13	$1,725,000	$1,726,611
1.20%, due 9/27/13	2,195,000	2,197,926
1.45%, due 1/24/14	1,185,000	1,192,618
1.70%, due 2/25/14	3,975,000	3,991,755

		9,108,910

Federal National Mortgage Association (Mortgage Pass-Through Security) 0.3%
4.50%, due 11/1/18	251,038	267,537

X United States Treasury Notes 36.3%
0.625%, due 12/31/12	465,000	466,126
1.25%, due 10/31/15	2,420,000	2,366,874
1.375%, due 9/15/12	755,000	765,528
1.50%, due 7/15/12	12,580,000	12,762,309
1.875%, due 6/15/12	8,395,000	8,544,532
1.875%, due 6/30/15	2,875,000	2,907,344
2.25%, due 5/31/14	2,710,000	2,806,967

		30,619,680

Total U.S. Government & Federal Agencies (Cost $46,100,045)		46,748,631

Yankee Bonds 11.5% (b)

Electric 1.4%
Enel Finance International S.A. 3.875%, due 10/7/14 (a)	1,120,000	1,168,920

Holding Company—Diversified 1.5%
Hutchison Whampoa International, Ltd. 4.625%, due 9/11/15 (a)	1,195,000	1,274,399

Mining 3.2%
Anglo American Capital PLC
2.15%, due 9/27/13 (a)	400,000	404,745
9.375%, due 4/8/14 (a)	750,000	906,393
X Rio Tinto Finance USA, Ltd. 8.95%, due 5/1/14	1,115,000	1,350,000

		2,661,138

Oil & Gas 3.9%
X Shell International Finance B.V. 1.875%, due 3/25/13	2,000,000	2,045,106
Total Capital S.A. 3.125%, due 10/2/15	1,235,000	1,279,858

		3,324,964

Telecommunications 1.5%
Telefonica Emisiones S.A.U 4.949%, due 1/15/15	1,180,000	1,262,643

Total Yankee Bonds (Cost $9,418,274)		9,692,064

Total Long-Term Bonds (Cost $79,882,417)		81,425,259

Short-Term Investment 3.4%

Repurchase Agreement 3.4%
State Street Bank and Trust Co. 0.01%, dated 4/29/11 due 5/2/11 Proceeds at Maturity $2,847,884 (Collateralized by a United States Treasury Bill with a rate of 0.015% and a maturity date of 5/12/11, with a Principal Amount of $2,905,000 and a Market Value of $2,904,984)	2,847,882	2,847,882

Total Short-Term Investment (Cost $2,847,882)		2,847,882

Total Investments (Cost $82,730,299) (c)	100.0%	84,273,141
Other Assets, Less Liabilities	0.0 ‡	36,455

Net Assets	100.0%	$84,309,596

‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(c)	At April 30, 2011, cost is $82,730,299 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,556,001
Gross unrealized depreciation	(13,159)

Net unrealized appreciation	$1,542,842

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments April 30, 2011 (unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$20,057,632	$—	$20,057,632
Mortgage-Backed Securities	—	3,918,022	—	3,918,022
Municipal Bonds	—	1,008,910	—	1,008,910
U.S. Government & Federal Agencies	—	46,748,631	—	46,748,631
Yankee Bonds	—	9,692,064	—	9,692,064

Total Long-Term Bonds	—	81,425,259	—	81,425,259

Short-Term Investment
Repurchase Agreement	—	2,847,882	—	2,847,882

Total Investments in Securities	$—	$84,273,141	$—	$84,273,141

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended April 30, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At April 30, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12 MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2011 (unaudited)

Assets
Investment in securities, at value (identified cost $82,730,299)	$84,273,141
Receivables:
Interest	512,633
Fund shares sold	25,335
Other assets	26,080

Total assets	84,837,189

Liabilities
Payables:
Fund shares redeemed	407,757
Professional fees	28,335
Transfer agent (See Note 3)	25,780
Manager (See Note 3)	24,100
Shareholder communication	17,587
NYLIFE Distributors (See Note 3)	6,763
Custodian	2,031
Trustees	767
Accrued expenses	1,438
Dividend payable	13,035

Total liabilities	527,593

Net assets	$84,309,596

Composition of Net Assets
Share of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,691
Additional paid-in capital	82,572,363

82,581,054
Distributions in excess of net investment income	(20,199)
Accumulated net realized gain (loss) on investments	205,899
Net unrealized appreciation (depreciation) on investments	1,542,842

Net assets	$84,309,596

Investor Class
Net assets applicable to outstanding shares	$3,745,170

Shares of beneficial interest outstanding	384,975

Net asset value per share outstanding	$9.73
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$10.03

Class A
Net assets applicable to outstanding shares	$28,895,179

Shares of beneficial interest outstanding	2,978,692

Net asset value per share outstanding	$9.70
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$10.00

Class I
Net assets applicable to outstanding shares	$51,669,247

Shares of beneficial interest outstanding	5,327,297

Net asset value and offering price per share outstanding	$9.70

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Operations for the six months ended April 30, 2011 (unaudited)

Investment Income (Loss)
Income
Interest	$1,096,280

Expenses
Manager (See Note 3)	291,736
Transfer agent (See Note 3)	70,583
Distribution/Service—Investor Class (See Note 3)	4,767
Distribution/Service—Class A (See Note 3)	39,929
Registration	30,496
Professional fees	28,200
Shareholder communication	24,931
Custodian	5,699
Trustees	1,722
Miscellaneous	4,861

Total expenses before waiver/reimbursement	502,924
Expense waiver/reimbursement from Manager (See Note 3)	(120,268)

Net expenses	382,656

Net investment income (loss)	713,624

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	206,218
Net change in unrealized appreciation (depreciation) on investments	(1,009,285)

Net realized and unrealized gain (loss) on investments	(803,067)

Net increase (decrease) in net assets resulting from operations	$(89,443)

14 MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended April 30, 2011 (unaudited) and the year ended October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$713,624	$1,466,191
Net realized gain (loss) on investments	206,218	234,319
Net change in unrealized appreciation (depreciation) on investments	(1,009,285)	1,087,868

Net increase (decrease) in net assets resulting from operations	(89,443)	2,788,378

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(19,596)	(22,387)
Class A	(224,805)	(443,006)
Class I	(504,565)	(1,007,842)

	(748,966)	(1,473,235)

From net realized gain on investments:
Investor Class	(6,757)	(38,188)
Class A	(57,309)	(628,813)
Class I	(124,038)	(946,795)

	(188,104)	(1,613,796)

Total dividends and distributions to shareholders	(937,070)	(3,087,031)

Capital share transactions:
Net proceeds from sale of shares	15,888,500	72,128,908
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	803,164	2,578,293
Cost of shares redeemed	(48,595,329)	(94,487,849)

Increase (decrease) in net assets derived from capital share transactions	(31,903,665)	(19,780,648)

Net increase (decrease) in net assets	(32,930,178)	(20,079,301)

Net Assets
Beginning of period	117,239,774	137,319,075

End of period	$84,309,596	$117,239,774

Undistributed (distributions in excess of) net investment income at end of period	$(20,199)	$15,143

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Financial Highlights selected per share data and ratios

	Investor Class
							February 28,
	Six months						2008**
	ended						through
	April 30,		Year ended October 31,				October 31,
	2011*		2010		2009		2008
Net asset value at beginning of period	$9.81		$9.81		$9.32		$9.44

Net investment income (loss)	0.04		0.05		0.10		0.13	(a)
Net realized and unrealized gain (loss) on investments	(0.05)		0.13		0.49		(0.11)

Total from investment operations	(0.01)		0.18		0.59		0.02

Less dividends and distributions:
From net investment income	(0.05)		(0.06)		(0.10)		(0.14)
From net realized gain on investments	(0.02)		(0.12)		—		—

Total dividends and distributions	(0.07)		(0.18)		(0.10)		(0.14)

Net asset value at end of period	$9.73		$9.81		$9.81		$9.32

Total investment return (b)	(0.14	%)(c)	1.83%		6.31%		0.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94	% ††	0.63%		1.00%		2.10	%††
Net expenses	1.33	% ††	1.38%		1.11%		1.00	%††
Expenses (before waiver/reimbursement)	1.58	% ††	1.60%		1.62%		2.09	%††
Portfolio turnover rate	14%		68	%(d)	193	%(d)	252	%(d)
Net assets at end of period (in 000’s)	$3,745		$4,119		$3,180		$2,266

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

16 MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$9.78		$9.79		$9.29		$9.19		$9.08	$9.06

Net investment income (loss)	0.06		0.11		0.10		0.24	(a)	0.35 (a)	0.30
Net realized and unrealized gain (loss) on investments	(0.05)		0.11		0.51		0.11		0.12	0.02

Total from investment operations	0.01		0.22		0.61		0.35		0.47	0.32

Less dividends and distributions:
From net investment income	(0.07)		(0.11)		(0.11)		(0.25)		(0.36)	(0.30)
From net realized gain on investments	(0.02)		(0.12)		—		—		—	—

Total dividends and distributions	(0.09)		(0.23)		(0.11)		(0.25)		(0.36)	(0.30)

Net asset value at end of period	$9.70		$9.78		$9.79		$9.29		$9.19	$9.08

Total investment return (b)	0.06	%(c)	2.19%		6.65%		3.87%		5.29%	3.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33	%††	1.03%		1.14%		2.55%		3.85%	3.33%
Net expenses	0.93	%††	0.93%		0.91%		0.90%		0.90%	0.90%
Expenses (before waiver/reimbursement)	1.18	%††	1.15%		1.16%		1.32%		1.36%	1.61%
Portfolio turnover rate	14%		68	%(d)	193	%(d)	252	%(d)	118%	95	%(d)
Net assets at end of period (in 000’s)	$28,895		$36,665		$54,902		$20,313		$13,740	$4,850

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131%, 237% and 93% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class I
	Six months
	ended
	April 30,		Year ended October 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$9.78		$9.78		$9.29		$9.19		$9.08	$9.07

Net investment income (loss)	0.07		0.13		0.15		0.29	(a)	0.38 (a)	0.33
Net realized and unrealized gain (loss) on investments	(0.05)		0.12		0.48		0.09		0.12	0.01

Total from investment operations	0.02		0.25		0.63		0.38		0.50	0.34

Less dividends and distributions:
From net investment income	(0.08)		(0.13)		(0.14)		(0.28)		(0.39)	(0.33)
From net realized gain on investments	(0.02)		(0.12)		—		—		—	—

Total dividends and distributions	(0.10)		(0.25)		(0.14)		(0.28)		(0.39)	(0.33)

Net asset value at end of period	$9.70		$9.78		$9.78		$9.29		$9.19	$9.08

Total investment return (b)	0.19	%(c)	2.55%		6.83%		4.17%		5.59%	3.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57	%††	1.32%		1.43%		3.15%		4.15%	3.63%
Net expenses	0.68	%††	0.68%		0.63%		0.60%		0.60%	0.60%
Expenses (before reimbursement/waiver)	0.93	%††	0.90%		0.91%		0.91%		0.75%	0.76%
Portfolio turnover rate	14%		68	%(d)	193	%(d)	252	%(d)	118%	95	%(d)
Net assets at end of period (in 000’s)	$51,669		$76,456		$79,237		$36,701		$87,535	$74,221

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131%, 237% and 93% for the years ended October 31, 2010, 2009, 2008 and 2006, respectively.

18 MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the Mainstay Short Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class shares and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the

mainstayinvestments.com    19

Notes to Financial Statements (unaudited) (continued)

Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At April 30, 2011, the Fund did not hold securities that were valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily

20    MainStay Short Term Bond Fund

on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2011.

(J) Concentration of Risk. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement, as amended (“Subadvisory Agreement”) between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million and 0.575% in excess of $500 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the six-month period ended April 30, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.93% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage or other transaction expenses

mainstayinvestments.com    21

Notes to Financial Statements (unaudited) (continued)

relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2011, New York Life Investments earned fees from the Fund in the amount of $291,736 and waived/reimbursed its fees in the amount of $120,268.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,120 and $2,107, respectively, for the six-month period ended April 30, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2011, were as follows:

Investor Class	$10,045

Class A	20,754

Class I	39,784

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) Capital. At April 30, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,228	0.0	%‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. For the six-month period ended April 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $1,208. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2010, shown in the Statement of Changes in Net Assets, was as follows:

2010

Distributions paid from:
Ordinary Income	$2,956,375
Long-Term Capital Gain	130,656

Total	$3,087,031

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or

22    MainStay Short Term Bond Fund

outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2011, purchases and sales of U.S. Government securities were $11,537 and $38,640, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,666 and $2,340, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	62,417	$606,264
Shares issued to shareholders in reinvestment of dividends and distributions	2,702	26,214
Shares redeemed	(98,090)	(952,116)

Net increase (decrease) in shares outstanding before conversion	(32,971)	(319,638)
Shares converted into Investor Class (See Note 1)	5,086	49,281
Shares converted from Investor Class (See Note 1)	(7,083)	(68,772)

Net increase (decrease)	(34,968)	$(339,129)

Year ended October 31, 2010:
Shares sold	194,937	$1,898,142
Shares issued to shareholders in reinvestment of dividends and distributions	6,204	60,332
Shares redeemed	(99,068)	(964,661)

Net increase (decrease) in shares outstanding before conversion	102,073	993,813
Shares converted into Investor Class (See Note 1)	9,444	91,969
Shares converted from Investor Class (See Note 1)	(15,602)	(151,364)

Net increase (decrease)	95,915	$934,418

Class A	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	360,053	$3,483,282
Shares issued to shareholders in reinvestment of dividends and distributions	23,623	228,590
Shares redeemed	(1,156,068)	(11,196,192)

Net increase (decrease) in shares outstanding before conversion	(772,392)	(7,484,320)
Shares converted into Class A (See Note 1)	7,105	68,772
Shares converted from Class A (See Note 1)	(5,102)	(49,281)

Net increase (decrease)	(770,389)	$(7,464,829)

Year ended October 31, 2010:
Shares sold	2,907,411	$28,220,310
Shares issued to shareholders in reinvestment of dividends and distributions	73,258	710,341
Shares redeemed	(4,034,527)	(39,176,244)

Net increase (decrease) in shares outstanding before conversion	(1,053,858)	(10,245,593)
Shares converted into Class A (See Note 1)	15,645	151,364
Shares converted from Class A (See Note 1)	(9,463)	(91,969)
Shares converted from Class A (a)	(813,781)	(7,869,266)

Net increase (decrease)	(1,861,457)	$(18,055,464)

Class I	Shares	Amount

Six-month period ended April 30, 2011:
Shares sold	1,218,351	$11,798,954
Shares issued to shareholders in reinvestment of dividends and distributions	56,688	548,360
Shares redeemed	(3,766,074)	(36,447,021)

Net increase (decrease)	(2,491,035)	$(24,099,707)

Year ended October 31, 2010:
Shares sold	4,326,886	$42,010,456
Shares issued to shareholders in reinvestment of dividends and distributions	186,401	1,807,620
Shares redeemed	(5,607,063)	(54,346,944)

Net increase (decrease) in shares outstanding before conversion	(1,093,776)	(10,528,868)
Shares converted into Class I (a)	813,781	7,869,266

Net increase (decrease)	(279,995)	$(2,659,602)

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class and Class A shares, an investor generally may also elect to convert their shares on a voluntary basis into another share class of the same fund for which an investor is eligible. However, the following limitation applies:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and This limitation does not impact any automatic conversion features described in Note 1 with respect to Investor Class and Class A shares.

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. An investor may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, an investor may automatically be converted back to their original share class, or into another share class, if appropriate.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2011, events and transactions subsequent to April 30, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund’s investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement between the MainStay Short Term Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) on behalf of the Fund.

The Board previously considered and approved these agreements (the “Agreements”) at its June 2010 meeting. The Board’s reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board by New York Life Investments and MacKay Shields as part of its annual consideration and approval of the Agreements at the Board’s June 2010 meeting. The Board also considered information prepared specifically by New York Life Investments and MacKay Shields in connection with the contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and MacKay Shields at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Fund’s legal and compliance environment, for overseeing MacKay Shields’ compliance with the Fund’s policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

24    MainStay Short Term Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Fund’s performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds. In evaluating the performance of the Fund, the Board also took into account whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review processes, when considering

mainstayinvestments.com    25

the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board’s determination to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund’s expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund’s total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board observed that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

26    MainStay Short Term Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    27

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2011 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-23181 MS136-11	MSSB10-06/11
B5

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of Item 1 of this report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher Stephen P. Fisher
President and Principal Executive Officer
Date: July 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher Stephen P. Fisher
President and Principal Executive Officer
Date: July 7, 2011

By:	/s/ Jack R. Benintende Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer
Date: July 7, 2011

EXHIBIT INDEX
(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.